UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22613

Jackson Variable Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan, 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Daniel W. Koors

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT December 31, 2018

Jackson Variable Series Trust®

•  Master Feeder Funds and Funds of Funds

•  Sub-Advised Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following:

• Mailing in the postage-paid card on the cover of this report;

• Calling 1-866-349-4564; or

• Signing up on www.jackson.com

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson.

Please note that if you own more than one variable contract with Jackson, your delivery preferences must be set up for each variable contract separately.

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

This report is for the general information of qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisory, Perspective Advisors IISM, Perspective Advisory IISM, Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Fifth Third Perspective, Jackson Private WealthSM, Retirement Latitudes®, Elite Access®, Elite Access AdvisorySM, Elite Access Advisory II, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

1 Corporate Way
Lansing, MI 48951

Toll Free: 1-800-873-5654

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

We will continue to send one such copy of these general documents unless and until we receive contrary instructions from you. This delivery policy does not apply to account statements, confirmation statements, or other documents reflecting transaction activity, which you will continue to receive individually.

You may choose to receive a separate copy of these general documents at any time by contacting us toll-free at 1-800-873-5654. Once we receive your request, we will start sending you separate copies within 30 days of receipt of your request.

If you would rather receive your prospectus and other documents via e-mail, please register for Jackson’s Green Delivery Program by visiting the www.Jackson.com. Our Go Paperless process is quick and easy for policyholders – just have your policy number available when you register.

Jackson appreciates your cooperation as we do our part to aid the environment by reducing the amount of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for new ways to operate more efficiently.

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

Jackson Variable Series Trust

December 31, 2018

President’s Letter	1

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds including: JNL Interest Rate Opportunities Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Institutional Alt 100 Fund, JNL Real Assets Fund, JNL/American Funds® Global Growth Fund, JNL/American Funds® Growth Fund

Jackson Variable Series Trust Sub-Advised Funds including: JNL Tactical ETF Moderate Fund, JNL Tactical ETF Moderate Growth Fund, JNL Tactical ETF Growth Fund, JNL/AQR Risk Parity Fund, JNL/BlackRock Global Long Short Credit Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine® Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Epoch Global Shareholder Yield Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Lazard International Strategic Equity Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PIMCO Credit Income Fund, JNL/PPM America Long Short Credit Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/The Boston Company Equity Income Fund, JNL/The London Company Focused U.S. Equity Fund, JNL/VanEck International Gold Fund, JNL/WCM Focused International Equity Fund

Market Summary 1

Management Discussion and Fund Performance  2

Schedules of Investments  22

Statements of Assets and Liabilities  90

Statements of Operations  94

Statement of Cash Flows  98

Statements of Changes in Net Assets  99

Financial Highlights  107

Notes to Financial Statements  112

Report of Independent Registered Public Accounting Firm  147

Additional Disclosures  148

Jackson Variable Series Trust Trustees and Officers Information  150

Jackson Variable Series Trust Results of Special Meetings of Shareholders  157

Jackson Variable Series Trust Approval of the Trust’s Investment Advisory and Sub-Advisory Agreements  158

Jackson Variable Series Trust Supplements to Prospectus

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

Jackson Variable Series Trust

December 31, 2018

President’s Letter

Dear Investor,

Enclosed is the annual report for the Jackson Variable Series Trust for the year ended December 31, 2018, together with Management’s Discussion of Fund Performance for each of the Funds.

Securities markets saw the abrupt return of volatility in 2018 after a placid and profitable 2017. The S&P 500 Index finished down more than -4% as it suffered several sharp and sudden downswings throughout the year, including a nearly 20% drop from its September highs through the last week of December. Small and mid-cap stocks fared worse. Foreign markets diverged from the U.S. by selling off before the summer in suffering the most. International developed equity markets fell double digits, with emerging markets dropping 14.6%. Global fixed income spent most of the year in negative territory before a flight to safety during the fourth quarter fueled by buying government and investment grade bonds that helped the Bloomberg Barclays U.S. Aggregate Bond Index to finish the year virtually flat (up 0.01%). Non-core fixed income segments, especially high yield bonds and emerging market debt, posted notable losses.

The return of volatility was not necessarily unwarranted. The initial bout in February was likely sparked by a steady uptick in long term bond yields that raised concerns of higher borrowing costs for companies and governments, exacerbated by a violent unwinding of low volatility trades that bet on the continuation of a docile market environment. That chain reaction served as a wake up call to investors and quickly passed, but concerns about the impact of higher interest rates on business profitability and stock valuations after a long period of extremely low rates persisted. Debt market turmoil in Italy, Turkey and Argentina, along with slowing economic growth, soured investors on markets overseas mid-year as U.S. equities regained their footing. That, however, only served as a prelude to further concerns about global growth that hit stocks during the fourth quarter as U.S. China trade tensions and continued U.S. Federal Reserve rate hikes added to negative expectations for future earnings.

While not entirely unexpected, the suddenness and magnitude of downward volatility always serves as a jolt to investors. In last year’s letter we noted that the calmness of the market in 2017 (an entire year without a 5% or more correction) was unusual and likely unsustainable. A history of market declines tells us that a 10% drop in equities is a roughly once a year experience, while 20% drops happen about once every three and a half years on average. By the end of 2017, the last broad based 20% drop in large cap U.S. equities had concluded in March 2009—more than eight and half years before the start of 2018! This is not to say that such volatility is predictable, merely to put things in perspective as a reminder that post financial crisis market activity has been unusually moderate on the heels of unprecedentedly easy monetary policy. Moderation may have lulled a new generation of investors into a false sense of confidence, though history has shown that there has yet to be a solution to the cyclicality of markets.

The best that we can do as investors is to build diversified portfolios to withstand downswings such that long term plans remain intact and investment goals are still achievable. Although there were few places to hide in the market that offered positive returns during 2018, studies have shown that investors do better mixing their investment choices among a wide variety of asset classes and strategies instead of trying to guess or time exposure into a select few. As sentiment waned and volatility increased in 2018, market leadership shifted between sectors, styles and asset classes. As mentioned earlier, domestic fixed income was under water for most of the year before recovering in the fourth quarter to become the best absolute performing asset class. Utilities, among the bottom performing areas of the S&P 500 in June, finished the year up 4.1% behind only health care among top performers. Indeed, the dispersion of returns between sectors within the S&P 500 Index ranged from -18.10% (energy) to 6.47% (health care).

At Jackson, we seek to offer investors the building blocks for creating well diversified portfolios, and the freedom to do so however they see fit. We offer a wide array of Funds across asset classes and investment styles that allows investors to build portfolios that suit their individual risk tolerance and goals. We seek best of breed Sub-Advisors that we think represent not only the finest organizations in the industry but also offer unique investment approaches able to persistently meet our expectations. We offer both passive and actively managed options as we recognize the strengths and weaknesses of each approach can complement the other. These many traits all support and benefit from diversification to allow for the creation of a portfolio suited to any kind of investor.

No one knows what markets have in store for investors in 2019. A number of economic and geopolitical risks remain in the forefront, including slowing global growth, trade tensions, Brexit, excessive government and company debt and rising interest rates. No one can predict when and how these forces will act on markets, what other unknown issues may be lurking, or what the long term consequences will be on markets and investors. Against this uncertainty it is best to have a steady asset allocation plan to provide constancy amid a sea of market ambiguity. That, we think, is how successful investors achieve their goals.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

Jackson Variable Series Trust

1

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2018

Domestic Equity		Developed International Equity
S&P 500 Index	-4.38%	MSCI All Country World ex-USA Index (Net)	-9.42%
S&P MidCap 400 Index	-11.08	MSCI EAFE Index (Net)	-13.79
MSCI USA Index	-4.50
MSCI USA Mid Cap Index	-9.37	Emerging Markets
MSCI USA Small Cap Index	-13.35	MSCI Emerging Markets Index (Net)	-14.58%

Fixed Income		Alternative Assets
Bloomberg Barclays Global Aggregate Bond Index	-1.20%	Bloomberg Commodity Index	-11.25%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	FTSE EPRA/NAREIT Developed Index	-4.74
Bloomberg Barclays U.S. Corporate High Yield Bond Index	-9.37
		Alternative Strategy
		Wilshire Liquid Alternative Index	-4.26%

Domestic Equity: Volatility returned to the markets in 2018, after a calm and profitable 2017. All the major broad stock market indices lost ground during a turbulent year that saw a major selloff in stocks to finish the year. Steady gains midyear were bracketed by highly volatile trading during the first and fourth quarters that at times saw huge daily swings in prices that eventually led to losses. Volatility was even more severe among small- and mid-cap stocks, especially during the fourth quarter, resulting in even sharper losses by year end. While the heightened volatility favored value and traditionally defensive sectors of the market at times, growth stocks outperformed across the market cap spectrum overall, driven by information technology and ecommerce names. Still, it was health care and utilities that ultimately finished the year as the top performing sectors. Rising interest rates and a violent unwinding of low volatility trades following a docile 2017 market environment set the tone during the first quarter. The fourth quarter selloff was sparked by increased fears of slowing economic growth amid continued tightening of monetary policy by the U.S. Federal Reserve (“Fed”), which was also unwinding its massive balance sheet built up after the global financial crisis. Volatility is likely to continue in the first half of the year amid U.S. China trade negotiations and potential continued quantitative tightening on the part of the Fed.

Fixed Income: Concerns regarding a slowdown in growth and Fed monetary policy led to a rocky path for bonds. Bonds seemingly entered into a game of seesaw with the stock market in 2018. When bonds sold off to start the year, the resulting increase in interest rates sparked turmoil among stocks. As investors fled back to bonds, lower interest rates fueled a midyear rise in stocks, which ultimately ended in another reverse to end the year. All told, the investment grade U.S. bond market ended the year virtually flat, while global bonds posted modest losses. Government and investment grade bonds seesawed the most, but ultimately benefitted from lower rates by year end. High yield and credit sensitive bonds generally lost ground on valuation concerns, uncertainty about corporate credit ratings amid continued Fed rate hikes and slowing economic growth. Global bonds were hurt by a stronger U.S. Dollar for most of the year, with emerging markets (“EM”) debt hit especially hard by the Dollar and turmoil in select countries.

Developed International Equity: Slowing growth in Europe starting in the second quarter weighed heavily on foreign developed markets in 2018. Stock performance sharply diverged from the U.S. in the beginning of June, driven in part by a blowup in Italian politics that fueled fears of further Euro disruption. Weaker growth in Europe took the bloom off the global synchronized growth story, with U.S. economic strength and higher interest rates making it a more attractive option. Signals from the European Central Bank that it would be ending its quantitative easing program kept a lid on returns during the fourth quarter, though results were more in line with the U.S. Despite more encouraging economic news out of Japan, stocks were down double digits there as well.

Emerging Markets: After a standout 2017, EM bonds and equities were the laggards in their respective asset classes in 2018. EM equities finished the year down more than 14% despite holding up relatively better during the fourth quarter global sell off. A strong U.S. Dollar for most of the year, slowing economic growth in China and Europe and weaker commodity prices all contributed to a midyear downswing that diverged sharply from U.S. performance. EM debt followed equities lower midyear troubled by the stronger Dollar and debt market turmoil in Turkey and Argentina from which it didn’t really recover.

Alternative Assets: It was a mixed year for alternative assets as oil prices first soared then plummeted, throwing the commodities and natural resources categories into turmoil. Both segments posted double digit losses for the year in significantly lagging equities. Global infrastructure related assets also delivered losses, mostly in line with global equities. U.S. real estate was the relative bright spot in the category as it kept pace with U.S. equities, while global real estate investment trusts outperformed the lackluster global equity marketplace.

Alternative Strategies: Alternative investment strategies posted negative returns overall as measured by the Wilshire Liquid Alternative Index in slightly outperforming equities and trailing fixed income. Alternative strategies lagged stocks for most of the year but held up considerably better during the fourth quarter equity selloff. The event driven segment of the Index, which includes merger arbitrage strategies, stood out with positive returns for the year. The global macro and hedged equity segments underperformed the broader Index given their tilt towards equity and international exposure.

2

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL Conservative Allocation Fund, JNL Moderate Allocation Fund and JNL Institutional Alt 100 Fund (collectively “Funds of Funds”) seek to achieve their investment objectives by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL Conservative Allocation Fund

Composition as of December 31, 2018:
Domestic Fixed Income	51.5%
Domestic Balanced	11.4
Domestic Equity	9.5
Global Fixed Income	6.9
International Fixed Income	6.7
International Equity	5.8
Alternative	5.2
Emerging Markets Equity	3.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL Conservative Allocation Fund underperformed its primary benchmark by posting a return of -3.12% of Class A shares compared to -1.20% for the Dow Jones Conservative Index. The Fund underperformed its blended benchmark return of -1.79% for the 20% MSCI All Country World Index (Net), 80% Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek the generation of income through investment in other funds.

Under normal circumstances, the Fund allocates approximately 0% to 40% of its assets to Underlying Funds that invest primarily in equity securities, 60% to 100% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its blended benchmark mainly due to an underweight position in fixed income and an overweight to U.S. equities and alternatives. In fixed income, manager selection helped offset some of the weakness from the underweight allocation and positions in corporate and emerging market bonds, with JNL/DoubleLine Total Return Fund (2.11%) and JNL/Franklin Templeton Global Multisector Bond Fund (0.93%) adding positively to results. Within domestic equities, a significant position in JNL/T. Rowe Price Capital Appreciation Fund (0.67%) helped offset losses from weaker areas of the market. Although small and mid-cap equities were generally weak, JNL Multi-Manager Mid Cap Fund (-5.45%) and JNL Multi-Manager Small Cap Growth Fund (-1.77%) significantly outperformed their specific benchmarks to help mitigate some of the weakness in those areas. The alternative sleeve detracted as it underperformed U.S. equities and bonds, mainly due to strategy and manager selection. JNL/Boston Partners Global Long Short Equity Fund (-9.22%) and JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (-7.32%) underperformed. Within international equities, weakness from JNL/Oppenheimer Emerging Markets Innovator Fund (-22.25%) and JNL/Causeway International Value Select Fund (-17.26%) was somewhat offset by strong relative performance from JNL/WCM Focused International Equity Fund (-7.57%).

JNL Moderate Allocation Fund

Composition as of December 31, 2018:
Domestic Fixed Income	39.5%
Domestic Equity	15.7
Domestic Balanced	11.7
International Equity	10.1
Emerging Markets Equity	5.5
Global Fixed Income	5.3
Alternative	5.2
International Fixed Income	5.0
Global Equity	2.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL Moderate Allocation Fund outperformed its benchmark by posting a return of -4.94% of Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -3.63% for the 40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index. Effective April 30, 2018, the Dow Jones Moderately Conservative Index became the Fund’s primary benchmark, which posted a return of -3.15%.

The investment objective of the Fund is to seek a balance between the generation of income and the long term growth of capital through investment in other funds.

Under normal circumstances, the Fund allocates approximately 20% to 60% of its assets to Underlying Funds that invest primarily in equity securities, 40% to 80% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund underperformed its blended benchmark due to an underweight position in fixed income, underlying manager selection in the international equity sleeve, and an allocation to alternatives. Manager selection in fixed income helped to offset some of the weakness from the underweight allocation and positions in corporate and emerging market bonds, with JNL/DoubleLine Total Return Fund (2.11%) adding positively to results. Two value oriented holdings, JNL/Harris Oakmark Global Equity Fund (-20.97%), and JNL/Causeway International Value Select Fund (-17.26%), detracted most from relative results in the international equity sleeve, while all three emerging market holdings lagged for the year despite better relative performance during the fourth quarter. A mid-year addition, JNL Multi-Manager International Small Cap Fund (-19.10%) suffered as well. JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (-10.22%) and JNL/Boston Partners Global Long Short Equity Fund (-9.22%) hurt performance within alternatives. Within U.S. equities, underperformance from small-cap and value oriented strategies was offset by positive relative results from JNL/T. Rowe Price Established Growth Fund (-1.13%) and a sizeable allocation to JNL/T. Rowe Price Capital Appreciation Fund (0.67%). A new position in JNL/Morningstar Wide Moat Index Fund (-7.10%) also aided relative results.

JNL Institutional Alt 100 Fund

Composition as of December 31, 2018:
Alternative	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL Institutional Alt 100 Fund underperformed its benchmark by posting a return of -5.82% of Class A shares compared to -4.26% for the Wilshire Liquid Alternative Index.

The investment objective of the Fund is to seek long term growth of capital through investment in other funds.

Under normal circumstances, the Fund typically allocates approximately 0% to 20% of its assets to Underlying Funds investing in fixed income securities; 0% to 20% of its assets to Underlying Funds investing in equity securities; and 80% to 100% of its assets to Underlying Funds investing in alternative securities.

Underlying strategy performance varied widely as the Fund underperformed its benchmark. JNL/Boston Partners Global Long Short Equity Fund (-9.22%) and JNL/AQR Large Cap Relaxed Constraint Equity Fund (-13.10%) were the biggest detractors as their net long equity exposures were headwinds in the alternative space. JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (-14.12%) was the worst performer on an absolute basis as commodities failed to gain traction due in part to a strong U.S. Dollar. A meaningful position in JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (-7.32%) failed to provide any positive diversification benefits as positions in Russia, Argentina and Turkey all worked against the Fund. Allocations to infrastructure and real estate also failed to beat the broad Wilshire Liquid Alternative Index benchmark.

On the plus side, a healthy environment for merger activity led to strong absolute returns from JNL/Westchester Capital Event

3

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Driven Fund (5.31%). Positive returns were also delivered by JNL/Neuberger Berman Currency Fund (1.85%) and JNL/Nicholas Convertible Arbitrage Fund (0.86%), while a nearly 20% stake in JNL Multi-Manager Alternative Fund (-3.55%) contributed on a relative basis by outperforming the broad alternative index.

4

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL Conservative Allocation Fund

†20% MSCI All Country World Index (Net), 80% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-3.12%	1 Year	-2.87%
5 Year	2.17	5 Year	N/A
Since Inception	2.59	Since Inception	-1.15
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNL Moderate Allocation Fund

¹Effective April 30, 2018, the Fund changed its primary benchmark from the Dow Jones Moderate Index to the Dow Jones Moderately Conservative Index to better align the Fund with its Moderate Allocation peers as well as its new benchmark holdings.

†40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-4.94%	1 Year	-4.71%
5 Year	2.49	5 Year	N/A
Since Inception	4.28	Since Inception	-2.03
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNL Institutional Alt 100 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-5.82%	1 Year	-5.44%
5 Year	-0.09	5 Year	N/A
Since Inception	0.82	Since Inception	-2.51
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

5

Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Global Growth Fund

Composition as of December 31, 2018:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds Global Growth Fund outperformed its benchmark by posting a return of -9.31% for Class A shares compared to -9.42% for the MSCI All Country World Index (Net).

The Fund seeks long-term growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Global Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth Fund

Composition as of December 31, 2018:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2018, JNL/American Funds Growth Fund outperformed its benchmark by posting a return of -0.61% for Class A shares compared to -4.38% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-9.31%	1 Year	-9.03%
5 Year	5.37	5 Year	N/A
Since Inception	6.98	Since Inception	-3.63
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-0.61%	1 Year	-0.33%
5 Year	9.76	5 Year	N/A
Since Inception	12.12	Since Inception	5.22
‡Inception date February 06, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

6

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
JNL Conservative Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 5.2%
JNL Multi-Manager Alternative Fund - Class I (1.0%) (a)	1,142	11,210
JNL/Boston Partners Global Long Short Equity Fund - Class I (0.6%) (a)	267	2,603
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (1.0%) (a)	283	2,575
JNL/Heitman U.S. Focused Real Estate Fund - Class I (1.2%) (a)	182	1,715
		18,103
Domestic Balanced 11.4%
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I (0.8%) (a)	1,103	12,202
JNL/T. Rowe Price Capital Appreciation Fund - Class I (0.8%) (a)	1,953	27,168
		39,370
Domestic Equity 9.5%
JNL Multi-Manager Mid Cap Fund - Class I (0.6%) (a)	481	5,303
JNL Multi-Manager Small Cap Growth Fund - Class I (0.1%) (a)	109	2,708
JNL Multi-Manager Small Cap Value Fund - Class I (0.2%) (a)	233	2,648
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (0.7%) (a)	781	9,720
JNL/Morningstar Wide Moat Index Fund - Class I (2.6%) (a)	1,328	12,333
		32,712
Domestic Fixed Income 51.5%
JNL/Crescent High Income Fund - Class I (1.7%) (a)	1,039	10,301
JNL/DoubleLine Core Fixed Income Fund - Class I (0.9%) (a)	2,351	31,814
JNL/DoubleLine Total Return Fund - Class I (2.1%) (a)	4,359	46,465
JNL/PIMCO Income Fund - Class I (2.1%) (a)	2,225	22,381
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I (4.7%) (a)	1,804	19,803
JNL/PIMCO Real Return Fund - Class I (0.2%) (a)	352	3,438
JNL/PPM America Total Return Fund - Class I (2.4%) (a)	2,317	26,650
JNL/Scout Unconstrained Bond Fund - Class I (4.4%) (a)	1,797	17,232
		178,084
Emerging Markets Equity 3.0%
JNL/GQG Emerging Markets Equity Fund - Class I (1.3%) (a)	678	6,084
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (0.9%) (a)	490	4,369
		10,453
Global Fixed Income 6.9%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (1.6%) (a)	2,200	23,981
International Equity 5.8%
JNL/Causeway International Value Select Fund - Class I (0.6%) (a)	671	9,589
JNL/WCM Focused International Equity Fund - Class I (0.8%) (a)	818	10,583
		20,172
International Fixed Income 6.7%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (4.6%) (a)	2,222	23,216
Total Investment Companies (cost $361,777)		346,091
Total Investments 100.0% (cost $361,777)		346,091
Other Assets and Liabilities, Net (0.0)%		(81)
Total Net Assets 100.0%		346,010

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

	Shares	Value ($)
JNL Moderate Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 5.2%
JNL Multi-Manager Alternative Fund - Class I (1.6%) (a)	1,766	17,339
JNL/Boston Partners Global Long Short Equity Fund - Class I (0.8%) (a)	378	3,685
JNL/Heitman U.S. Focused Real Estate Fund - Class I (1.7%) (a)	258	2,427
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I (1.5%) (a)	242	2,434
		25,885
Domestic Balanced 11.7%
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I (1.1%) (a)	1,551	17,157
JNL/T. Rowe Price Capital Appreciation Fund - Class I (1.2%) (a)	2,922	40,650
		57,807
Domestic Equity 15.7%
JNL Multi-Manager Mid Cap Fund - Class I (1.6%) (a)	1,324	14,603
JNL Multi-Manager Small Cap Growth Fund - Class I (0.3%) (a)	196	4,850
JNL Multi-Manager Small Cap Value Fund - Class I (0.6%) (a)	530	6,030
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (1.4%) (a)	1,564	19,456
JNL/Morningstar Wide Moat Index Fund - Class I (4.1%) (a)	2,099	19,496
JNL/T. Rowe Price Established Growth Fund - Class I (0.2%) (a)	342	13,442
		77,877
Domestic Fixed Income 39.5%
JNL/Crescent High Income Fund - Class I (1.6%) (a)	994	9,855
JNL/DoubleLine Core Fixed Income Fund - Class I (0.9%) (a)	2,498	33,804
JNL/DoubleLine Total Return Fund - Class I (2.6%) (a)	5,429	57,872
JNL/PIMCO Income Fund - Class I (2.4%) (a)	2,488	25,032
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I (4.5%) (a)	1,715	18,831
JNL/PIMCO Real Return Fund - Class I (0.3%) (a)	512	5,001
JNL/PPM America Total Return Fund - Class I (2.7%) (a)	2,615	30,074
JNL/Scout Unconstrained Bond Fund - Class I (3.9%) (a)	1,576	15,112
		195,581
Emerging Markets Equity 5.5%
JNL/GQG Emerging Markets Equity Fund - Class I (3.0%) (a)	1,550	13,915
JNL/Lazard Emerging Markets Fund - Class I (0.7%) (a)	537	4,943
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (1.8%) (a)	972	8,665
		27,523
Global Equity 2.0%
JNL/Harris Oakmark Global Equity Fund - Class I (1.2%) (a)	1,053	9,745
Global Fixed Income 5.3%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (1.7%) (a)	2,390	26,053
International Equity 10.1%
JNL Multi-Manager International Small Cap Fund - Class I (2.4%) (a)	753	6,088
JNL/Causeway International Value Select Fund - Class I (1.5%) (a)	1,538	21,957
JNL/WCM Focused International Equity Fund - Class I (1.7%) (a)	1,716	22,187
		50,232

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 9

7

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
International Fixed Income 5.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (5.0%) (a)	2,388	24,949
Total Investment Companies (cost $526,777)		495,652
Total Investments 100.0% (cost $526,777)		495,652
Other Assets and Liabilities, Net (0.0)%		(118)
Total Net Assets 100.0%		495,534

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Institutional Alt 100 Fund
INVESTMENT COMPANIES 100.0%
Alternative 100.0%
JNL Multi-Manager Alternative Fund - Class I (4.5%) (a)	4,892	48,042
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I (2.3%) (a)	882	9,562
JNL/AQR Managed Futures Strategy Fund - Class I (5.5%) (a)	1,598	12,237
JNL/BlackRock Global Long Short Credit Fund - Class I (5.8%) (a)	516	4,921
JNL/Boston Partners Global Long Short Equity Fund - Class I (9.4%) (a)	4,258	41,554
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (10.1%) (a)	2,770	25,238
JNL/First State Global Infrastructure Fund - Class I (1.4%) (a)	952	12,088
JNL/Heitman U.S. Focused Real Estate Fund - Class I (7.3%) (a)	1,115	10,476
JNL/Invesco Global Real Estate Fund - Class I (0.4%) (a)	534	4,820
JNL/JPMorgan Hedged Equity Fund - Class I (9.5%) (a)	1,034	9,837
JNL/Neuberger Berman Currency Fund - Class I (11.5%) (a)	1,132	11,126
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I (7.1%) (a)	1,160	11,647
JNL/Nicholas Convertible Arbitrage Fund - Class I (6.8%) (a)	1,055	10,480
JNL/PPM America Long Short Credit Fund - Class I (9.4%) (a)	877	7,337
JNL/Westchester Capital Event Driven Fund - Class I (10.5%) (a)	2,507	24,744
Total Investment Companies (cost $257,790)		244,109
Total Investments 100.0% (cost $257,790)		244,109
Other Assets and Liabilities, Net (0.0)%		(70)
Total Net Assets 100.0%		244,039

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2018 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/American Funds Global Growth Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1	8,754	225,324
Total Investment Companies (cost $246,572)		225,324
Total Investments 100.0% (cost $246,572)		225,324
Other Assets and Liabilities, Net (0.0)%		(55)
Total Net Assets 100.0%		225,269

JNL/American Funds Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth Fund - Class 1	8,124	568,329
Total Investment Companies (cost $602,155)		568,329
Total Investments 100.0% (cost $602,155)		568,329
Other Assets and Liabilities, Net (0.0)%		(187)
Total Net Assets 100.0%		568,142

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 9

8

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Abbreviations:

CAPE - Cyclically Adjusted Price Earnings

See accompanying Notes to Financial Statements.

9

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Long Term Investments in Affiliates

The Funds of Funds invested solely in shares of other affiliated Funds advised by Jackson National Asset Management, LLC. The following table details each Fund's long term investments in affiliates held during the year ended December 31, 2018.

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Conservative Allocation Fund[1]
JNL Multi-Manager Alternative Fund - Class I	7,722	5,481	1,553	22	(20)	(420)	11,210	3.2
JNL Multi-Manager Mid Cap Fund - Class I	3,842	3,171	1,159	278	95	(646)	5,303	1.5
JNL Multi-Manager Small Cap Growth Fund - Class I	1,277	2,465	682	162	107	(459)	2,708	0.8
JNL Multi-Manager Small Cap Value Fund - Class I	1,275	2,524	403	328	(6)	(742)	2,648	0.8
JNL/Boston Partners Global Long Short Equity Fund - Class I	3,864	2,098	2,866	151	(114)	(379)	2,603	0.7
JNL/Causeway International Value Select Fund - Class I	7,111	5,672	1,391	190	8	(1,811)	9,589	2.8
JNL/Crescent High Income Fund - Class I	6,440	5,313	695	550	3	(760)	10,301	3.0
JNL/DoubleLine Core Fixed Income Fund - Class I	—	34,345	1,945	797	(1)	(585)	31,814	9.2
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	13,523	13,018	2,105	834	(59)	(1,161)	23,216	6.7
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	7,690	6,930	3,360	1,174	279	(1,819)	9,720	2.8
JNL/DoubleLine Total Return Fund - Class I	45,080	17,907	15,637	1,715	(128)	(757)	46,465	13.4
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	3,872	2,475	3,439	—	(90)	(243)	2,575	0.7
JNL/Epoch Global Shareholder Yield Fund - Class I	3,221	497	3,615	—	(4)	(99)	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	7,710	8,014	2,157	474	46	(1,411)	12,202	3.5
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	18,653	10,556	5,431	—	(40)	243	23,981	6.9
JNL/GQG Emerging Markets Equity Fund - Class I	2,587	5,416	930	—	(23)	(966)	6,084	1.8
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	1,983	115	—	(4)	(149)	1,715	0.5
JNL/Invesco Diversified Dividend Fund - Class I	8,991	4,605	13,333	46	17	(280)	—	—
JNL/Mellon Capital International Index Fund - Class I	—	2,429	2,351	—	(78)	—	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	1,725	1,950	—	224	1	—	—
JNL/Morningstar Wide Moat Index Fund - Class I	—	13,722	848	—	21	(562)	12,333	3.6
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	2,629	3,711	794	166	(73)	(1,104)	4,369	1.3
JNL/PIMCO Income Fund - Class I	14,170	9,548	1,348	80	2	9	22,381	6.5
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I	16,114	7,646	2,766	799	(71)	(1,120)	19,803	5.7
JNL/PIMCO Real Return Fund - Class I	3,869	1,359	1,666	35	(22)	(102)	3,438	1.0
JNL/PPM America High Yield Bond Fund - Class I	2,575	1,169	3,523	182	(181)	(40)	—	—
JNL/PPM America Total Return Fund - Class I	34,132	12,645	19,060	755	(61)	(1,006)	26,650	7.7
JNL/Scout Unconstrained Bond Fund - Class I	16,746	7,439	6,285	676	(113)	(555)	17,232	5.0
JNL/T. Rowe Price Capital Appreciation Fund - Class I	17,326	14,712	4,108	755	223	(985)	27,168	7.8
JNL/WCM Focused International Equity Fund - Class I	7,113	7,358	2,702	345	73	(1,259)	10,583	3.1
	257,532	215,933	108,217	10,514	10	(19,167)	346,091	100.0
JNL Moderate Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	14,358	4,208	541	33	(8)	(678)	17,339	3.5
JNL Multi-Manager International Small Cap Fund - Class I	—	7,501	61	—	(4)	(1,348)	6,088	1.2
JNL Multi-Manager Mid Cap Fund - Class I	14,501	3,477	1,801	822	176	(1,750)	14,603	2.9
JNL Multi-Manager Small Cap Growth Fund - Class I	3,605	2,678	866	317	162	(729)	4,850	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	2,425	5,887	453	804	19	(1,848)	6,030	1.2
JNL/Boston Partners Global Long Short Equity Fund - Class I	4,782	884	1,409	151	(56)	(516)	3,685	0.7
JNL/Causeway International Value Select Fund - Class I	21,742	7,529	2,676	461	60	(4,698)	21,957	4.4
JNL/Crescent High Income Fund - Class I	11,517	2,139	3,020	582	11	(792)	9,855	2.0
JNL/DoubleLine Core Fixed Income Fund - Class I	—	36,446	2,052	881	(13)	(577)	33,804	6.8
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	24,892	8,223	6,613	936	(148)	(1,405)	24,949	5.0
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	19,216	6,405	2,930	2,532	326	(3,561)	19,456	3.9
JNL/DoubleLine Total Return Fund - Class I	62,064	14,759	18,050	1,923	(146)	(755)	57,872	11.7
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	4,782	1,990	6,396	—	(281)	(95)	—	—
JNL/Epoch Global Shareholder Yield Fund - Class I	7,198	300	7,272	—	1	(227)	—	—
JNL/First State Global Infrastructure Fund - Class I	—	1,381	1,338	45	(43)	—	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	21,526	3,482	5,449	901	235	(2,637)	17,157	3.5
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	26,060	6,711	7,009	—	(56)	347	26,053	5.3
JNL/GQG Emerging Markets Equity Fund - Class I	7,256	10,416	1,246	—	(42)	(2,469)	13,915	2.8
JNL/Harris Oakmark Global Equity Fund - Class I	9,645	3,363	662	316	(8)	(2,593)	9,745	2.0

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 9.

10

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2018

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	2,777	127	—	(3)	(220)	2,427	0.5
JNL/Invesco Diversified Dividend Fund - Class I	17,972	3,866	21,339	74	88	(587)	—	—
JNL/Invesco Global Real Estate Fund - Class I	3,615	285	3,804	—	56	(152)	—	—
JNL/Lazard Emerging Markets Fund - Class I	6,127	1,782	1,686	111	(157)	(1,123)	4,943	1.0
JNL/Mellon Capital International Index Fund - Class I	—	5,378	5,198	—	(180)	—	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	2,398	348	2,866	—	176	(56)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	3,610	268	4,143	—	511	(246)	—	—
JNL/Morningstar Wide Moat Index Fund - Class I	—	20,907	475	—	13	(949)	19,496	3.9
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I	—	2,939	216	13	1	(290)	2,434	0.5
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	6,190	5,709	648	337	(63)	(2,523)	8,665	1.7
JNL/PIMCO Income Fund - Class I	21,493	7,157	3,613	91	14	(19)	25,032	5.1
JNL/PIMCO Investment Grade Corporate Bond Fund - Class I	20,321	3,351	3,573	787	(102)	(1,166)	18,831	3.8
JNL/PIMCO Real Return Fund - Class I	7,188	743	2,727	53	(39)	(164)	5,001	1.0
JNL/PPM America High Yield Bond Fund - Class I	4,784	536	5,064	206	(179)	(77)	—	—
JNL/PPM America Total Return Fund - Class I	39,436	5,282	13,365	884	(84)	(1,195)	30,074	6.1
JNL/Scout Unconstrained Bond Fund - Class I	21,484	3,553	9,127	730	(294)	(504)	15,112	3.1
JNL/T. Rowe Price Capital Appreciation Fund - Class I	36,974	7,667	2,834	1,355	163	(1,320)	40,650	8.2
JNL/T. Rowe Price Established Growth Fund - Class I	11,918	5,520	2,285	1,585	313	(2,024)	13,442	2.7
JNL/WCM Focused International Equity Fund - Class I	21,743	6,694	3,776	742	258	(2,732)	22,187	4.5
	480,822	212,541	156,710	17,672	677	(41,678)	495,652	100.0
JNL Institutional Alt 100 Fund
JNL Multi-Manager Alternative Fund - Class I	50,166	12,064	12,458	87	66	(1,796)	48,042	19.7
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	32,446	790	20,720	741	(498)	(2,456)	9,562	3.9
JNL/AQR Managed Futures Strategy Fund - Class I	30,900	138	16,963	—	64	(1,902)	12,237	5.0
JNL/BlackRock Global Long Short Credit Fund - Class I	20,888	44	15,989	—	182	(204)	4,921	2.0
JNL/Boston Partners Global Long Short Equity Fund - Class I	58,544	1,751	13,007	1,343	243	(5,977)	41,554	17.0
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	35,992	859	9,385	—	(43)	(2,185)	25,238	10.3
JNL/First State Global Infrastructure Fund - Class I	6,689	8,612	2,131	372	(82)	(1,000)	12,088	5.0
JNL/Heitman U.S. Focused Real Estate Fund - Class I	—	12,539	1,276	—	19	(806)	10,476	4.3
JNL/Invesco Global Real Estate Fund - Class I	20,157	463	14,773	399	168	(1,195)	4,820	2.0
JNL/JPMorgan Hedged Equity Fund - Class I	—	10,423	475	49	3	(114)	9,837	4.0
JNL/Mellon Capital Real Estate Sector Fund - Class I	10,831	107	11,099	—	499	(338)	—	—
JNL/Neuberger Berman Currency Fund - Class I	7,513	6,772	2,899	410	27	(287)	11,126	4.6
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I	—	14,975	1,497	66	(33)	(1,798)	11,647	4.8
JNL/Nicholas Convertible Arbitrage Fund - Class I	15,019	832	5,220	294	76	(227)	10,480	4.3
JNL/PPM America Long Short Credit Fund - Class I	13,367	362	5,933	333	87	(546)	7,337	3.0
JNL/Westchester Capital Event Driven Fund - Class I	31,794	4,012	11,062	1,498	363	(363)	24,744	10.1
	334,306	74,743	144,887	5,592	1,141	(21,194)	244,109	100.0

1Effective as of close of business on August 10, 2018, JNL Interest Rate Opportunities Fund was acquired by JNL Conservative Allocation Fund. The value of investments as of close of business on August 10, 2018 are included in purchases in the long term investments table of JNL Conservative Allocation Fund.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 9.

11

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL Conservative Allocation Fund	JNL Moderate Allocation Fund	JNL Institutional Alt 100 Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Assets
Investments - unaffiliated, at value	$—	$—	$—	$225,324	$568,329
Investments - affiliated, at value	346,091	495,652	244,109	—	—
Receivable from:
Investment securities sold	—	—	85	—	—
Fund shares sold	623	4,107	108	1,757	2,787
Adviser	6	8	—	114	265
Total assets	346,720	499,767	244,302	227,195	571,381
Liabilities
Payable for:
Investment securities purchased	429	3,742	—	569	2,014
Fund shares redeemed	194	364	193	1,188	773
Advisory fees	43	63	32	133	362
Administrative fees	14	21	11	19	48
12b-1 fees (Class A)	23	32	16	14	35
Board of trustee fees	6	9	11	3	5
Chief compliance officer fees	—	1	—	—	1
Other expenses	1	1	—	—	1
Total liabilities	710	4,233	263	1,926	3,239
Net assets	$346,010	$495,534	$244,039	$225,269	$568,142
Net assets consist of:
Paid-in capital(b)	$361,696	$526,659	$257,720	$248,616	$601,968
Total distributable earnings (loss)(b)	(15,686)	(31,125)	(13,681)	(23,347)	(33,826)
Net assets	$346,010	$495,534	$244,039	$225,269	$568,142
Net assets - Class A	$345,579	$492,913	$244,039	$222,402	$558,674
Shares outstanding - Class A	30,092	39,412	24,323	17,194	26,182
Net asset value per share - Class A	$11.48	$12.51	$10.03	$12.93	$21.34
Net assets - Class I	$431	$2,621	$—	$2,867	$9,468
Shares outstanding - Class I	37	209	—	221	442
Net asset value per share - Class I	$11.52	$12.55	$10.09	$12.97	$21.43
Investments - unaffiliated, at cost	$—	$—	$—	$246,572	$602,155
Investments - affiliated, at cost	361,777	526,777	257,790	—	—

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

For funds structured as partnerships, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

12

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL Conservative Allocation Fund	JNL Moderate Allocation Fund	JNL Institutional Alt 100 Fund	JNL/American Funds Global Growth Fund(b)	JNL/American Funds Growth Fund(b)
Investment income
Dividends (a)	$5,826	$7,472	$2,348	$—	$—
Dividends received from master fund (a)	—	—	—	2,243	3,927
Total investment income	5,826	7,472	2,348	2,243	3,927

Expenses
Advisory fees	461	751	433	1,435	3,418
Administrative fees	154	251	144	205	456
12b-1 fees (Class A)	922	1,501	866	610	1,352
Legal fees	4	5	2	3	5
Board of trustee fees	6	10	7	3	9
Chief compliance officer fees	1	1	—	1	1
Other expenses	2	6	6	1	2
Total expenses	1,550	2,525	1,458	2,258	5,243
Expense waiver	(22)	(34)	—	(1,230)	(2,506)
Net expenses	1,528	2,491	1,458	1,028	2,737
Net investment income (loss)	4,298	4,981	890	1,215	1,190

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	—	—	—	500	(583)
Investments - affiliated	10	677	1,141	—	—
Distributions from unaffiliated
investment companies	—	—	—	13,676	41,024
Distributions from affiliated investment
companies	4,688	10,200	3,244	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	—	—	(39,555)	(64,138)
Investments - affiliated	(19,167)	(41,678)	(21,194)	—	—
Net realized and unrealized gain (loss)	(14,469)	(30,801)	(16,809)	(25,379)	(23,697)
Change in net assets from operations	$(10,171)	$(25,820)	$(15,919)	$(24,164)	$(22,507)
(a) Affiliated income	$5,826	$7,472	$2,348	$—	$—

(b)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

13

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL Conservative Allocation Fund	JNL Moderate Allocation Fund	JNL Institutional Alt 100 Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$4,298	$4,981	$890	$1,215	$1,190
Net realized gain (loss)	4,698	10,877	4,385	14,176	40,441
Net change in unrealized appreciation
(depreciation)	(19,167)	(41,678)	(21,194)	(39,555)	(64,138)
Change in net assets from operations	(10,171)	(25,820)	(15,919)	(24,164)	(22,507)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	(4,792)	—
Class I	—	—	—	(70)	—
Total distributions to shareholders	—	—	—	(4,862)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	154,542	144,013	15,580	123,192	304,201
Class I	943	2,501	—	3,565	12,607
Proceeds in connection with acquisition
Class A	37,915	—	—	—	—
Class I	1	—	—	—	—
Reinvestment of distributions
Class A	—	—	—	4,792	—
Class I	—	—	—	70	—
Cost of shares redeemed
Class A	(94,161)	(105,517)	(89,802)	(46,261)	(97,931)
Class I	(510)	(310)	—	(553)	(2,678)
Change in net assets from
share transactions	98,730	40,687	(74,222)	84,805	216,199
Change in net assets	88,559	14,867	(90,141)	55,779	193,692
Net assets beginning of year	257,451	480,667	334,180	169,490	374,450
Net assets end of year	$346,010	$495,534	$244,039	$225,269	$568,142

[1]Share transactions
Shares sold
Class A	13,165	11,033	1,484	8,407	13,063
Class I	79	191	—	237	537
Shares issued in connection with acquisition
Class A	3,205	—	—	—	—
Reinvestment of distributions
Class A	—	—	—	358	—
Class I	—	—	—	5	—
Shares redeemed
Class A	(8,010)	(8,097)	(8,526)	(3,171)	(4,300)
Class I	(43)	(24)	—	(39)	(117)
Change in shares
Class A	8,360	2,936	(7,042)	5,594	8,763
Class I	36	167	—	203	420
Purchases and sales of long term
investments
Purchase of securities	$215,933	$212,541	$74,743	$106,976	$284,586
Proceeds from sales of securities	$108,217	$156,710	$144,887	$12,138	$26,130

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

14

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL Conservative Allocation Fund(a)	JNL Moderate Allocation Fund(a)	JNL Institutional Alt 100 Fund(a)	JNL/American Funds Global Growth Fund(a)(b)	JNL/American Funds Growth Fund(a)(b)
Operations
Net investment income (loss)	$1,888	$4,325	$4,152	$687	$600
Net realized gain (loss)	9,822	38,203	(12,734)	4,045	29,544
Net change in unrealized appreciation
(depreciation)	1,413	2,675	26,041	28,918	43,743
Change in net assets from operations	13,123	45,203	17,459	33,650	73,887
Distributions to shareholders
From net investment income
Class A	—	—	—	(911)	—
From net realized gains
Class A	—	—	—	(7,036)	—
Total distributions to shareholders	—	—	—	(7,947)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	72,351	69,899	22,652	69,034	115,629
Class I	7	550	1	255	471
Proceeds in connection with acquisition
Class A	70,641	—	—	—	—
Reinvestment of distributions
Class A	—	—	—	7,947	—
Cost of shares redeemed
Class A	(47,737)	(82,342)	(96,328)	(25,477)	(48,058)
Change in net assets from
share transactions	95,262	(11,893)	(73,675)	51,759	68,042
Change in net assets	108,385	33,310	(56,216)	77,462	141,929
Net assets beginning of year	149,066	447,357	390,396	92,028	232,521
Net assets end of year	$257,451	$480,667	$334,180	$169,490	$374,450
Undistributed (excess of distributions
over) net investment income (loss)	$—	$—	$—	$685	$—

[1]Share transactions
Shares sold
Class A	6,238	5,492	2,181	5,044	6,031
Class I	1	42	—	18	22
Shares issued in connection with acquisition
Class A	6,042	—	—	—	—
Reinvestment of distributions
Class A	—	—	—	568	—
Shares redeemed
Class A	(4,126)	(6,564)	(9,308)	(1,848)	(2,457)
Change in shares
Class A	8,154	(1,072)	(7,127)	3,764	3,574
Class I	1	42	—	18	22

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

15

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)

JNL Conservative Allocation Fund(g)
Class A
12/31/18		11.85	0.16	(0.53)	(0.37)	—	—		11.48	(3.12)	345,579	35		0.50	0.50	1.40
12/31/17		10.98	0.12	0.75	0.87	—	—		11.85	7.92	257,444	167	(h)	0.34	0.34	1.03
12/31/16		10.51	0.10	0.37	0.47	—	—		10.98	4.47	149,066	50		0.22	0.22	0.96
12/31/15		10.93	0.22	(0.40)	(0.18)	(0.12)	(0.12)		10.51	(1.70)	132,938	113		0.23	0.23	2.06
12/31/14		10.64	0.19	0.20	0.39	(0.07)	(0.03)		10.93	3.71	105,392	35		0.27	0.27	1.74

Class I
12/31/18		11.86	0.31	(0.65)	(0.34)	—	—		11.52	(2.87)	431	35		0.19	0.20	2.65
12/31/17	‡‡	11.69	(0.01)	0.18	0.17	—	—		11.86	1.45	7	167	(h)	0.20	0.20	(0.20)

JNL Moderate Allocation Fund(g)
Class A
12/31/18		13.16	0.13	(0.78)	(0.65)	—	—		12.51	(4.94)	492,913	31		0.49	0.50	0.99
12/31/17		11.91	0.12	1.13	1.25	—	—		13.16	10.50	480,115	137	(h)	0.31	0.31	0.95
12/31/16		11.32	0.09	0.50	0.59	—	—		11.91	5.21	447,357	42		0.22	0.22	0.82
12/31/15		11.91	0.21	(0.36)	(0.15)	(0.18)	(0.26)		11.32	(1.33)	428,424	93		0.23	0.23	1.79
12/31/14		11.77	0.12	0.32	0.44	(0.08)	(0.22)		11.91	3.71	357,957	32		0.27	0.27	1.02

Class I
12/31/18		13.17	0.25	(0.87)	(0.62)	—	—		12.55	(4.71)	2,621	31		0.19	0.20	1.94
12/31/17	‡‡	12.88	(0.01)	0.30	0.29	—	—		13.17	2.25	552	137	(h)	0.25	0.25	(0.25)

JNL Institutional Alt 100 Fund(g)
Class A
12/31/18		10.65	0.03	(0.65)	(0.62)	—	—		10.03	(5.82)	244,039	26		0.50	0.50	0.31
12/31/17		10.14	0.12	0.39	0.51	—	—		10.65	5.03	334,179	121	(h)	0.31	0.31	1.17
12/31/16		10.13	0.15	(0.14)	0.01	—	—		10.14	0.10	390,396	15		0.22	0.22	1.44
12/31/15		10.60	0.29	(0.46)	(0.17)	(0.12)	(0.18)		10.13	(1.70)	470,542	61		0.23	0.23	2.73
12/31/14		10.60	0.11	0.13	0.24	(0.11)	(0.13)		10.60	2.27	349,573	43		0.27	0.27	0.98

Class I
12/31/18		10.67	0.09	(0.67)	(0.58)	—	—		10.09	(5.44)	—	26		—	—	0.89
12/31/17	‡‡	10.42	0.00	0.25	0.25	—	—		10.67	2.40	1	121	(h)	—	—	0.00

JNL/American Funds Global Growth Fund(i)(j)
Class A
12/31/18		14.59	0.09	(1.44)	(1.35)	(0.04)	(0.27)		12.93	(9.31)	222,402	25		0.50	1.10	0.59
12/31/17		11.74	0.07	3.56	3.63	(0.09)	(0.69)		14.59	31.19	169,233	31		0.52	1.12	0.52
12/31/16		11.70	0.07	(0.03)	0.04	—	—		11.74	0.34	92,028	27		0.52	1.12	0.65
12/31/15		11.21	0.15	0.60	0.75	(0.04)	(0.22)		11.70	6.63	96,355	29		0.52	1.13	1.24
12/31/14		11.00	0.17	0.06	0.23	(0.02)	(0.00)	(k)	11.21	2.06	32,999	22		0.51	1.16	1.53

Class I
12/31/18		14.61	0.20	(1.51)	(1.31)	(0.06)	(0.27)		12.97	(9.03)	2,867	25		0.20	0.80	1.40
12/31/17	‡‡	13.93	0.30	0.38	0.68	—	—		14.61	4.88	257	31		0.25	0.85	7.78

JNL/American Funds Growth Fund(i)(j)
Class A
12/31/18		21.47	0.06	(0.19)	(0.13)	—	—		21.34	(0.61)	558,674	35		0.60	1.15	0.25
12/31/17		16.79	0.04	4.64	4.68	—	—		21.47	27.87	373,976	24		0.62	1.17	0.19
12/31/16		15.40	0.08	1.31	1.39	—	—		16.79	9.03	232,521	26		0.62	1.17	0.48
12/31/15		14.86	0.06	0.91	0.97	(0.07)	(0.36)		15.40	6.44	186,787	20		0.68	1.18	0.40
12/31/14		13.81	0.15	0.95	1.10	(0.03)	(0.02)		14.86	7.98	106,073	29		0.72	1.22	1.06

Class I
12/31/18		21.50	0.22	(0.29)	(0.07)	—	—		21.43	(0.33)	9,468	35		0.30	0.85	0.93
12/31/17	‡‡	20.09	0.35	1.06	1.41	—	—		21.50	7.02	474	24		0.35	0.90	6.17

See accompanying Notes to Financial Statements.

16

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

‡‡		Effective September 25, 2017, Class I shares were offered by the Fund.
(a)		Annualized for periods less than one year.
(b)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and Underlying Funds' expenses. The ratios of net investment income(loss) and expenses to average net assets for both the Master and Feeder Fund are as follows:

	Ratios (annualized for periods less than one year)
	Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
JNL/American Funds Global Growth Fund
Class A
12/31/18	1.05	1.65	0.04
12/31/17	1.07	1.67	(0.03)
12/31/16	1.08	1.68	0.09
12/31/15	1.07	1.68	0.69
12/31/14	1.06	1.71	0.98
Class I
12/31/18	0.75	1.35	0.85
12/31/17	0.80	1.40	7.23
JNL/American Funds Growth Fund
Class A
12/31/18	0.94	1.49	(0.09)
12/31/17	0.97	1.52	(0.16)
12/31/16	0.97	1.52	0.13
12/31/15	1.03	1.53	0.05
12/31/14	1.07	1.57	0.71
Class I
12/31/18	0.64	1.19	0.59
12/31/17	0.70	1.25	5.82
(c)		Calculated using the average shares method.
(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover for the Funds of Funds is based on the Funds of Funds' purchases and sales of the Underlying Funds. Portfolio turnover for the Master Feeder Funds reflects each Master Fund’s portfolio purchases and sales. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(f)

The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during certain periods and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during certain periods and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)

Prior to September 25, 2017, the Fund did not charge a 12b-1 fee. The shareholders investing in a Fund of Funds indirectly bore any 12b-1 fees incurred by the Class A shares or regular shares, as applicable of each Underlying Fund. Effective September 25, 2017, the Fund began to charge a Rule 12b-1 fee at a maximum annual rate of 0.30% of the average daily net assets of the Class A shares. At this time, the investment in each Underlying Fund was sold from Class A shares and purchased into Class I shares which do not charge a 12b-1 fee.

(h)

Portfolio turnover includes the purchase and sale in each Underlying Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. Portfolio turnover not including the purchase and sale of each Underlying Fund was as follows:

	Portfolio Turnover (%)
JNL Conservative Allocation Fund	47
JNL Moderate Allocation Fund	48
JNL Institutional Alt 100 Fund	25
(i)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(j)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(k)		Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

17

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended and restated April 27, 2015, and amended September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2018 consisted of twenty-six (26) separate funds. Information in these financial statements pertains to five (5) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund's Adviser are:

Fund:	Adviser:
JNL Conservative Allocation Fund, JNL Moderate Allocation Fund and JNL Institutional Alt 100 Fund. These Funds are collectively known as “Funds of Funds”.	JNAM
JNL/American Funds Global Growth Fund and JNL/American Funds Growth Fund. These Funds are collectively known as “Master Feeder Funds”.	JNAM (Adviser to each Master Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

Each Fund, except the Master Feeder Funds, operates under a “Fund of Funds” structure, investing all of its assets in other affiliated funds (each, an “Underlying Fund”, and collectively, the “Underlying Funds”), as applicable, advised by JNAM.

Each of the Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its respective investment objective by investing all of its assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of the American Funds Insurance Series®, a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2018, JNL/American Funds Global Growth Fund owned 4.09% of its corresponding Master Fund and JNL/American Funds Growth Fund owned 2.42% of its corresponding Master Fund. The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report, which accompanies this report. This report should be read in conjunction with the Master Funds’ shareholder reports. The Master Funds' shareholder reports are also available on the SEC’s website at www.sec.gov.

The Master Feeder Funds are diversified Funds for purposes of the 1940 Act. The Funds of Funds are non-diversified.

Each Fund offers Class A shares and Class I shares. Class A shares and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees ("Board" or "Trustees") has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The NAV of a Fund's shares is generally determined once each day the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The Funds of Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the Underlying Funds is discussed in the shareholder report of the Underlying Funds. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the

18

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

investments by the Master Fund is discussed in each Master Fund’s shareholder report, which accompanies this report. The Master Fund’s shareholder reports are also available on the SEC's website at www.sec.gov.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund's investments under FASB ASC Topic 820 guidance and are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments. There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders. The amount and timing of distributions for the regulated investment company ("RIC") Funds is determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the RIC Fund, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Fund, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards. No distributions of net investment income or realized capital gains are required for Funds that are not RICs, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis. Capital gains distributions received from the Master Funds and the Underlying Funds are recorded as net realized gain on distributions from affiliated or unaffiliated investment companies, as applicable, in the Statements of Operations.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income is recorded on the ex-dividend date.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that Class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Funds of Funds. Because each Feeder Fund invests all of its assets in its respective Master Fund, the Feeder Fund's shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests. Such expenses are not included in the Statements of Operations, but are incurred indirectly in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The rule intends to simplify financial statement disclosures by removing duplicative, redundant or outdated disclosure requirements. The rule was effective November 5, 2018, and the Funds’ Statements of Assets and Liabilities and Statements of Changes in Net Assets for the year ended December 31, 2018 have been modified to conform to the rule.

NOTE 3. CERTAIN RISKS

Market and Volatility Risk. In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Master Funds and Underlying Funds may invest in derivatives to hedge the Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause the Master Fund’s and Underlying Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Credit and Counterparty Risk. In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”). Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties. The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements. A Master Fund or Underlying Fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or Underlying Fund’s Adviser(s) and sub-advisers attempt to mitigate credit and counterparty risk by (i)

19

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities. For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risk. Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests. Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report. The Master Funds’ shareholder reports are also available on the SEC’s website at www.sec.gov.

Feeder Funds and Funds of Funds Risks. The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Funds of Funds changes with the values of the corresponding Underlying Funds and their investments. The Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s sub-advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the advisory fee and the administrative fee each Fund is obligated to pay JNAM.

	Advisory Fee (m-millions and b-billions)			Administrative Fee (b-billions)
	$0 to $500m %	$500m to $1b %	Over $1b %	$0 to $3b %	Over $3b %
Funds of Funds	0.15	0.10	0.10 – 0.09	0.05	0.045
JNL/American Funds Global Growth Fund	0.70	0.70	0.65 – 0.63	0.10	0.09
JNL/American Funds Growth Fund	0.75	0.75	0.70 – 0.68	0.10	0.09

Advisory Fee Waivers. Pursuant to a contractual and voluntary fee waiver agreement, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets %
JNL/American Funds Global Growth Fund	0.60
JNL/American Funds Growth Fund	0.55

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets %
JNL Conservative Allocation Fund[1]	0.02
JNL Moderate Allocation Fund[1]	0.02
[1] Effective September 1, 2018

20

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

Distribution Fees. The Trust adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A shares of the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Funds' Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by Class A shares of the Funds is 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund's Statement of Operations.

Other Service Providers. JPMorgan Chase Bank, N.A. ("JPM Chase") acts as custodian for the Funds.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

NOTE 5. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of the Master Feeder Funds, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 1, 2018, the Master Feeder Funds were removed from the SCA. Also effective June 1, 2018, the Participating Funds may borrow up to $675,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 1, 2018, the amount available under the facility was $600,000,000. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. Effective June 1, 2018, these fees are allocated 22.2% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 77.8% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. Prior to June 1, 2018, the fees were allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed by the Funds under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

21

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

NOTE 6. FUND ACQUISITIONS

Tax Free Exchange. The following tables include information (in thousands) relating to acquisitions completed on August 13, 2018. The acquisitions were completed by a tax free exchange of shares for the acquired and acquiring Funds indicated below pursuant to a plan of reorganization approved by the Board and approved by the acquired Fund's shareholders. The purpose of the acquisitions was to combine Funds with similar investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Funds. The cost basis of the investments received from the acquired Funds was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Shares of Aquiring Fund Issued in Exchange
JNL Interest Rate Opportunities Fund	JNL Conservative Allocation Fund
Class A	Class A	37,915	3,794	302,954	25,604	3,205
Class I1	Class I	1	—	336	28	—
[1] Amounts round to less than $1,000.

Immediately prior to the reorganization, the cost, market value and unrealized appreciation (depreciation) of investments (in thousands) for the acquired Funds were as follows:

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation/ (Depreciation)($)
JNL Interest Rate Opportunities Fund	38,022	37,917	(105)

Assuming the acquisitions had been completed on January 1, 2018, the acquiring Funds’ unaudited pro forma results of operations (in thousands) for the year ended December 31, 2018, would have been:

Acquiring Fund	Net Investment Income (Loss)($)	Net Realized Gain (Loss)($)	Net Change in Unrealized Appreciation/ (Depreciation)($)	Net Change in Net Assets from Operations($)
JNL Conservative Allocation Fund	4,174	5,001	(19,482)	(10,307)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Funds that has been included in each acquiring Fund’s Statement of Operations since August 13, 2018.

NOTE 7. INCOME TAX MATTERS

JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Institutional Alt 100 Fund and JNL/American Funds Growth Fund are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is a separate entity for federal income tax purposes.

JNL/American Funds Global Growth Fund is treated as a separate taxpayer for federal income tax purposes. The Fund intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Fund may also fully or partially satisfy its distribution requirement by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by the Fund are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information for the Fund treated as a RIC is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: consent dividends and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/American Funds Global Growth Fund	(13,964)	13,964

22

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

At December 31, 2018, JNL/American Funds Global Growth Fund had no net capital loss carryforwards for U.S. federal income tax purposes to offset future net realized capital gains.

As of December 31, 2018, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for JNL/American Funds Global Growth Fund were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/American Funds Global Growth Fund	248,670	1,904	(25,250)	(23,346)

As of December 31, 2018, for JNL/American Funds Global Growth Fund, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/American Funds Global Growth Fund	—	—	(23,347)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income($)*	Long-term Capital Gain($)**	Return of Capital($)
JNL/American Funds Global Growth Fund	689	4,173	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2018.

The tax character of distributions paid (in thousands) during the Fund's fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL/American Funds Global Growth Fund	911	7,036

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2015, 2016, 2017 and 2018 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2018.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Advisory Fees. Effective April 29, 2019, the board has approved the reduction of advisory fees to the following ranges based on net assets indicated for the following Funds.

	Advisory Fee (m-millions) (b-billions)
	$0 to $500m	$500m to $5b	Over $5b
JNL Conservative Allocation Fund	0.13%	0.08 – 0.075%	0.07%
JNL Moderate Allocation Fund	0.13%	0.08 – 0.075%	0.07%
JNL/American Funds Global Growth Fund	0.65%	0.65 – 0.59%	0.58%
JNL/American Funds Growth Fund	0.65%	0.65 – 0.59%	0.58%

23

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2018

Advisory Fee Waivers. Effective April 29, 2019, the contractual advisory fee waivers will be reduced to the rates indicated below for the following Funds:

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets %
JNL/American Funds Global Growth Fund	0.50
JNL/American Funds Growth Fund	0.45

Also effective April 29, 2019 the voluntary waiver agreement for JNL Conservative Allocation Fund and JNL Moderate Allocation Fund will be discontinued. The waived portion of advisory fees for these Funds will be converted to reductions in advisory fees.

Tax Status. At a meeting held on December 12, 2018, the Board approved changing the federal income tax status from a RIC to a partnership effective January 1, 2019 for JNL/American Funds Global Growth Fund. Effective January 1, 2019, the Fund’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. In addition, the Fund will not be able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any, after December 31, 2018. The investment objective, policy, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Fund have not changed in connection with this tax status change. Such a conversion will not impact the contract holders of the separate accounts which own the Fund.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to financial statements.

24

Report of Independent Registered Public Accounting Firm

To the shareholders of the Funds and Board of Trustees
Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each series within Jackson Variable Series Trust Master Feeder Funds and Funds of Funds, including JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Institutional Alt 100 Fund, JNL/American Funds® Global Growth Fund and JNL/American Funds® Growth Fund (the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of one or more JNL investment companies since 2001.

Chicago, Illinois

February 25, 2019

25

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2018

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡^	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†
JNL Conservative Allocation Fund
Class A	0.48	1,000.00	980.40	2.40	1,000.00	1,022.79	2.45
Class I	0.18	1,000.00	981.30	0.90	1,000.00	1,024.30	0.92
JNL Moderate Allocation Fund
Class A	0.48	1,000.00	960.80	2.37	1,000.00	1,022.79	2.45
Class I	0.18	1,000.00	961.70	0.89	1,000.00	1,024.30	0.92
JNL Institutional Alt 100 Fund
Class A	0.50	1,000.00	957.10	2.47	1,000.00	1,022.68	2.55
Class I	0.00	1,000.00	959.10	0.00	1,000.00	1,025.21	0.00
JNL/American Funds Global Growth Fund
Class A	0.50	1,000.00	880.90	2.37	1,000.00	1,022.68	2.55
Class I	0.20	1,000.00	882.60	0.95	1,000.00	1,024.20	1.02
JNL/American Funds Growth Fund
Class A	0.60	1,000.00	906.50	2.88	1,000.00	1,022.18	3.06
Class I	0.30	1,000.00	908.10	1.44	1,000.00	1,023.69	1.53

^ The annualized expense ratios for the Funds of Funds do not include expenses of the Funds of Funds’ Underlying Funds. The annualized expense ratios for the Master Funds include the expenses of both the Master and Feeder Fund.

‡ The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during the period and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during the period and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets of Class I shares during the period.

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

26

Jackson Variable Series Trust Sub-Advised Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2018

Domestic Equity		Developed International Equity
S&P 500 Index	-4.38%	MSCI All Country World ex-USA Index (Net)	-9.42%
S&P MidCap 400 Index	-11.08	MSCI EAFE Index (Net)	-13.79
MSCI USA Index	-4.50
MSCI USA Mid Cap Index	-9.37	Emerging Markets
MSCI USA Small Cap Index	-13.35	MSCI Emerging Markets Index (Net)	-14.58%

Fixed Income		Alternative Assets
Bloomberg Barclays Global Aggregate Bond Index	-1.20%	Bloomberg Commodity Index	-11.25%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	FTSE EPRA/NAREIT Developed Index	-4.74
Bloomberg Barclays U.S. Corporate High Yield Bond Index	-9.37
		Alternative Strategy
		Wilshire Liquid Alternative Index	-4.26%

Domestic Equity: Volatility returned to the markets in 2018, after a calm and profitable 2017. All the major broad stock market indices lost ground during a turbulent year that saw a major selloff in stocks to finish the year. Steady gains midyear were bracketed by highly volatile trading during the first and fourth quarters that at times saw huge daily swings in prices that eventually led to losses. Volatility was even more severe among small- and mid-cap stocks, especially during the fourth quarter, resulting in even sharper losses by year end. While the heightened volatility favored value and traditionally defensive sectors of the market at times, growth stocks outperformed across the market cap spectrum overall, driven by information technology and ecommerce names. Still, it was health care and utilities that ultimately finished the year as the top performing sectors. Rising interest rates and a violent unwinding of low volatility trades following a docile 2017 market environment set the tone during the first quarter. The fourth quarter selloff was sparked by increased fears of slowing economic growth amid continued tightening of monetary policy by the U.S. Federal Reserve (“Fed”), which was also unwinding its massive balance sheet built up after the global financial crisis. Volatility is likely to continue in the first half of the year amid U.S. China trade negotiations and potential continued quantitative tightening on the part of the Fed.

Fixed Income: Concerns regarding a slowdown in growth and Fed monetary policy led to a rocky path for bonds. Bonds seemingly entered into a game of seesaw with the stock market in 2018. When bonds sold off to start the year, the resulting increase in interest rates sparked turmoil among stocks. As investors fled back to bonds, lower interest rates fueled a midyear rise in stocks, which ultimately ended in another reverse to end the year. All told, the investment grade U.S. bond market ended the year virtually flat, while global bonds posted modest losses. Government and investment grade bonds seesawed the most, but ultimately benefitted from lower rates by year end. High yield and credit sensitive bonds generally lost ground on valuation concerns, uncertainty about corporate credit ratings amid continued Fed rate hikes and slowing economic growth. Global bonds were hurt by a stronger U.S. Dollar for most of the year, with emerging markets (“EM”) debt hit especially hard by the Dollar and turmoil in select countries.

Developed International Equity: Slowing growth in Europe starting in the second quarter weighed heavily on foreign developed markets in 2018. Stock performance sharply diverged from the U.S. in the beginning of June, driven in part by a blowup in Italian politics that fueled fears of further Euro disruption. Weaker growth in Europe took the bloom off the global synchronized growth story, with U.S. economic strength and higher interest rates making it a more attractive option. Signals from the European Central Bank that it would be ending its quantitative easing program kept a lid on returns during the fourth quarter, though results were more in line with the U.S. Despite more encouraging economic news out of Japan, stocks were down double digits there as well.

Emerging Markets: After a standout 2017, EM bonds and equities were the laggards in their respective asset classes in 2018. EM equities finished the year down more than 14% despite holding up relatively better during the fourth quarter global sell off. A strong U.S. Dollar for most of the year, slowing economic growth in China and Europe and weaker commodity prices all contributed to a midyear downswing that diverged sharply from U.S. performance. EM debt followed equities lower midyear troubled by the stronger Dollar and debt market turmoil in Turkey and Argentina from which it didn’t really recover.

Alternative Assets: It was a mixed year for alternative assets as oil prices first soared then plummeted, throwing the commodities and natural resources categories into turmoil. Both segments posted double digit losses for the year in significantly lagging equities. Global infrastructure related assets also delivered losses, mostly in line with global equities. U.S. real estate was the relative bright spot in the category as it kept pace with U.S. equities, while global real estate investment trusts outperformed the lackluster global equity marketplace.

Alternative Strategies: Alternative investment strategies posted negative returns overall as measured by the Wilshire Liquid Alternative Index in slightly outperforming equities and trailing fixed income. Alternative strategies lagged stocks for most of the year but held up considerably better during the fourth quarter equity selloff. The event driven segment of the Index, which includes merger arbitrage strategies, stood out with positive returns for the year. The global macro and hedged equity segments underperformed the broader Index given their tilt towards equity and international exposure.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund and JNL iShares Tactical Growth Fund (collectively “JNL iShares Tactical Funds”) seek to achieve their investment objectives by investing in a diversified group of underlying exchange traded funds (“ETFs”). Each JNL iShares Tactical Fund’s asset allocation is determined by the Funds’ Adviser through a proprietary asset allocation model. The Funds’ Sub Adviser, Mellon Capital Management Corporation, executes transaction in the underlying ETFs to closely replicate the allocation determined by the Adviser.

For the year ended December 31, 2018, all three sleeves, domestic and international equity plus fixed income, lagged their respective asset class benchmarks. Domestic equities suffered from the fourth quarter market sell off, especially with dedicated sector positions in energy and financial services along with small/mid cap and value exposures delivering the worst absolute returns. International small cap and emerging market equity positions also served as a drag on results. The fixed income sleeve was mostly hurt by an allocation to emerging market debt.

The most significant positioning changes came within the fixed income sleeve. Over the course of the year, duration was reduced, Treasury Inflation Protected Securities were swapped for straight Treasuries, and some corporate bond exposure was sold in favor of mortgage-backed securities (“MBS”). This resulted in new positions in the iShares 1-3 Year Treasury Bond ETF and iShares MBS ETF. On the equity side, new positions were initiated in the iShares Exponential Technologies and iShares Global Infrastructure ETFs while holdings in iShares US Healthcare, iShares US Energy, and MSCI EAFE Small-Cap ETFs were sold. Finally, the iShares MSCI USA Value Factor ETF was sold and replaced by the iShares Morningstar Large Cap Value ETF for more traditional value exposure.

JNL iShares Tactical Moderate Fund

Composition as of December 31, 2018:
Domestic Fixed Income	41.5%
Domestic Equity	23.3
International Equity	6.7
Emerging Markets Fixed Income	5.8
Emerging Markets Equity	3.4
Alternative	2.4
Global Equity	1.7
Securities Lending Collateral	8.4
Other Short Term Investments	6.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL iShares Tactical Moderate Fund underperformed its primary benchmark by posting a return of -5.35% for Class A shares compared to -3.15% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of -3.63% for the 40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 20% to 60% (with a target allocation of 40%) of its assets to underlying ETFs that invest primarily in equity securities and 40% to 80% (with a target allocation of 60%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Moderate Growth Fund

Composition as of December 31, 2018:
Domestic Equity	29.7%
Domestic Fixed Income	25.6
International Equity	8.2
Emerging Markets Equity	6.4
Global Equity	5.7
Emerging Markets Fixed Income	4.5
Alternative	4.0
Securities Lending Collateral	11.1
Other Short Term Investments	4.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL iShares Tactical Moderate Growth Fund underperformed its primary benchmark by posting a return of -7.28% of Class A shares compared to -5.21% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of -5.52% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 40% to 80% (with a target allocation of 60%) of its assets to underlying ETFs that invest primarily in equity securities and 20% to 60% (with a target allocation of 40%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Growth Fund

Composition as of December 31, 2018:
Domestic Equity	42.3%
International Equity	13.5
Domestic Fixed Income	12.9
Emerging Markets Equity	9.4
Global Equity	7.7
Alternative	5.4
Emerging Markets Fixed Income	2.4
Other Short Term Investments	3.6
Securities Lending Collateral	2.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL iShares Tactical Growth Fund underperformed its primary benchmark by posting a return of -9.12% of Class A shares compared to -7.33% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of -7.45% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 60% to 100% (with a target allocation of 80%) of its assets to underlying ETFs that invest primarily in equity securities and 0% to 40% (with a target allocation of 20%) of its assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Moderate Fund

††40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-5.35%	1 Year	-5.05%
5 Year	3.04	5 Year	N/A
Since Inception	3.79	Since Inception	-1.28
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Moderate Growth Fund

††60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-7.28%	1 Year	-6.91%
5 Year	3.76	5 Year	N/A
Since Inception	5.43	Since Inception	-1.94
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Growth Fund

††80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-9.12%	1 Year	-8.85%
5 Year	4.23	5 Year	N/A
Since Inception	6.55	Since Inception	-2.59
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AQR Risk Parity Fund AQR Capital Management, LLC (Unaudited)

JNL/AQR Risk Parity Fund

††60% MSCI All Country World Index (Net), 40% Bloomberg Barclays Global Aggregate Hedged Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	-6.90%	1 Year	-6.63%
5 Year	2.02	5 Year	N/A
Since Inception	2.03	Since Inception	-2.26
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Government Securities	48.0%
Other Short Term Investments††	52.0
Total Investments	100.0%

††In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2018, JNL/AQR Risk Parity Fund underperformed its primary benchmark by posting a return of -6.90% for Class A shares compared to 1.87% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its blended benchmark return of -4.86% for the 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Hedged Index.

The Fund is designed to have equal risk exposure to three different risk sources: equity risk (global developed and emerging equities), nominal interest rate risk (global developed nominal bonds) and inflation risk (commodities, inflation linked bonds and emerging currencies). Equity risk detracted 3.4% as major equity indices were down across developed and emerging markets. Equity markets were weighed down by weaker than expected economic data outside of the U.S., global trade tensions and concerns related to a hawkish U.S. Federal Reserve. Nominal bonds contributed 1.5% over the year as bond markets outside of the U.S. gained, most notably German bunds, which benefited from weaker than expected economic data, a relatively dovish European Central Bank and increased political risk. U.S. Treasuries underperformed as yields rose on the year due to strong growth and earnings and upside surprises to wages and inflation early in 2018. Inflation sensitive assets detracted 4.2% from the Fund, as commodities and emerging currencies detracted 3.2% and 1.2% respectively from performance, while inflation linked bonds contributed a modest 0.2%. Commodities experienced losses across sectors, but most notably in energies, which suffered significantly in the fourth quarter on increased production and inventories, as well as concerns surrounding future production and economic growth. Base metals also suffered from weak economic data in China and global trade tensions. Emerging currencies weakened against a stronger U.S. Dollar and were mixed against the Euro.

The Fund invests entirely in futures, forwards and swaps to gain long exposure to the various underlying markets with the exception of inflation linked bonds which are held as cash securities. The Fund targets equal risk among the risk categories with gross notional exposures of 35%, 124%, and 77% to equities, nominal bonds, and inflation sensitive assets respectively. The Fund’s total exposure was 236% as of December 31, 2018.

JNL/BlackRock Global Long Short Credit Fund BlackRock Financial Management, Inc. BlackRock International Ltd. BlackRock (Singapore) Limited (Unaudited)

JNL/BlackRock Global Long Short Credit Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-1.76%	1 Year	-1.45%
5 Year	0.79	5 Year	N/A
Since Inception	0.87	Since Inception	-0.49
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	15.3%
Information Technology	15.2
Non-U.S. Government Agency ABS	15.0
Communication Services	11.6
Health Care	10.6
Industrials	7.5
Consumer Discretionary	4.4
Materials	4.1
Energy	2.8
Government Securities	1.0
Consumer Staples	0.9
Real Estate	0.6
Utilities	0.2
Warrants	-
Other Equity Interests	-
Other Short Term Investments	10.8
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/BlackRock Global Long Short Credit Fund underperformed its benchmark by posting a return of -1.76% for Class A shares compared to 1.87% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

Throughout 2018, we saw a return to volatility after years of artificially low volatility and high complacency. In aggregate, the largest driver of returns came from global carry strategies, including exposure to enhanced equipment trust certificates, bank loans, and collateralized loan obligation. Additionally, U.S. idiosyncratic long and short positions, as well as event related trades helped performance, particularly trades in which a primary and/or secondary catalyst exists. This included trades built around mergers and acquisitions (“M&A”), companies with the potential to initial public offer (“IPO”), or liability management. Exposure to financials was the largest detractor for the year. While we had limited our directional risk in aggregate and took additional measures to reduce risk in late April and May, we had exposure to foreign bonds denominated in U.S. Dollars, which despite strong fundamentals, reacted negatively to the issues in Italy in late May. Additionally, exposure to Europe hurt given heightened uncertainty surrounding Brexit, the wind-down of the European Central Bank’s Corporate Sector Purchase Programme, the Italian budget issue, and weak economic data which inflated fears of global growth slowdown.

As part of its investment strategy, the Fund uses derivatives to fully hedge against duration (sensitivity to interest rate movements) and currency risk. The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.

The Fund manager may also employ credit derivatives in order to express a positive or negative view on a particular issuer or sector, or to hedge or manage overall credit risk. Derivatives had a net negative impact on performance. While the use of equity futures to hedge aggregate directional risk was a detractor, it was offset by positive contribution to performance from currency hedges.

Similar to 2017, we focused on opportunities in global absolute return strategies, as opposed to taking directional risk. Directional risk remained constant at around 10% of gross exposure, while absolute return strategies were roughly 60% of gross exposure. In both regions we focused on event related trades, idiosyncratic long positions, and idiosyncratic short positions where a catalyst existed such as M&A, liability management, and the potential for an IPO. Additionally, while capital was evenly split between the U.S. and Europe in the first half of the year, we reduced European exposure the second half of 2018 in favor of U.S. opportunities given heightened risk and slower growth overseas.

As we enter 2019, there are several potential risks for markets that the Fund continues to keep an eye on. Slowing growth, the ending or slowing of quantitative easing globally, Brexit, the U.S.-China trade war, the Italian fiscal situation, and potential political changes in emerging markets countries are all risks we were familiar with in 2018, and they continue into this year as well. Immediate attention is on market performance in January and whether or not this fire sale in equities and credit continues. However, we believe the significant repricing of risk markets will likely prove to be an overreaction to a growth slowdown, rather than the start of a recession and a large pick-up in default rates. That being said, Q1 is likely to remain quite volatile as growth slows, central banks continue to drain liquidity, and investors continue to re-position for a more challenging financial market environment. Given the expectation for low single-digit returns in credit markets and continued volatility, the Fund is well positioned to take advantage of the changing opportunity set. The Fund’s ability to go long and short and deploy capital in a number of strategies (traditional, absolute, carry, and hedge) globally, affords us the ability to tactically navigate this new market environment.

At year end, our exposures were 92% long credit, 52% short credit, and 40% net long credit. The Fund continues to split capital among directional, carry driven and idiosyncratic strategies with an increased emphasis on the latter, especially as dispersion continues to increase presenting opportunities to select winners and losers.

JNL/DFA U.S. Small Cap Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Small Cap Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	-13.68%	1 Year	-13.37%
5 Year	3.20	5 Year	N/A
Since Inception	8.77	Since Inception	-6.01
‡Inception date September 10, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	20.0%
Industrials	17.6
Consumer Discretionary	13.9
Information Technology	12.8
Health Care	9.8
Materials	5.4
Energy	4.8
Communication Services	4.3
Consumer Staples	4.1
Utilities	3.4
Real Estate	0.8
Rights	-
Securities Lending Collateral	2.6
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL/DFA U.S. Small Cap Fund underperformed its primary benchmark by posting a return of -13.68% for Class A shares compared to -9.99% for the MSCI USA Small Cap Index (Gross).

The U.S. market had negative performance in 2018. The yearly return for the broad U.S. market, as measured by the MSCI USA IMI Index (Gross), was -5.20%. Small cap securities underperformed the broad market, returning -9.99%, as measured by the MSCI USA Small Cap Index (Gross).

The benchmark includes securities with greater market capitalizations than the Fund. The Fund’s exclusion of these stocks was the primary driver of underperformance, as those stocks generally outperformed the overall Index for the year. The Fund’s general exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those stocks generally outperformed the overall Index. At the sector level, the Fund’s general exclusion of real estate investment trusts (“REITs”) had a negative impact on relative performance, as REITs outperformed the overall Index.

JNL/DoubleLine Total Return Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Total Return Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	1.71%	1 Year	2.11%
5 Year	3.20	5 Year	N/A
Since Inception	3.02	Since Inception	1.88
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
U.S. Government Agency MBS	45.8%
Non-U.S. Government Agency ABS	45.1
Other Short Term Investments	9.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/DoubleLine Total Return Fund outperformed its benchmark by posting a return of 1.71% for Class A shares compared to 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund has a duration approximately 3.5 years and a weighted average life of 5.6 years. It is composed of 45% agency residential mortgage backed security (“RMBS”) and 45% securitized credit. Non-agency RMBS makes up about 50% of the securitized credit bucket. The Fund yields about 3.60%. The outperformance was primarily due to sector allocation and security selection. The Fund has no exposure to investment grade corporates, which were the worst performing sector within the Index. Non-agency RMBS were the largest contributors to performance due primarily to interest income. Subprime securities outperformed within the sector as prices increased. Other securitized credit sectors including asset-backed securities, commercial mortgage-backed securities and collateralized loan obligations (“CLO”) were also accretive to performance due to interest income. CLOs underperformed within this cohort as prices declined. Agency mortgage-backed securities prices declined due to the flattening yield curve with 2-year and 10-year U.S. Treasury yields increasing 60 basis points (“bps”) and 28 bps, respectively. Total return was still positive for this sector, however, due to interest income. Although rates rallied during the last few months of the year, we believe yields are still biased upward over the long term. Therefore, we expect to manage the Fund with a shorter duration than the benchmark, which is approximately 6 years. Our outlook for investing remains focused on finding opportunities across both agency and non-agency markets that offer attractive return profiles relative to their risks.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Eaton Vance Management (Unaudited)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-7.54%	1 Year	-7.32%
5 Year	2.03	5 Year	N/A
Since Inception	0.91	Since Inception	-4.28
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Government Securities	72.0%
Financials	3.2
Real Estate	2.8
U.S. Government Agency MBS	2.0
Consumer Staples	0.8
Industrials	0.8
Communication Services	0.7
Energy	0.4
Information Technology	0.4
Consumer Discretionary	0.3
Materials	0.3
Utilities	0.1
Health Care	0.1
Other Short Term Investments	16.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund underperformed its primary benchmark by posting a return of -7.54% for Class A shares compared to 1.87% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its other benchmark, the Credit Suisse Global Macro Hedge Fund Index, which returned -0.11%.

During the year, most regions detracted from Fund performance. Latin America was the largest regional detractor, followed by Asia. Western Europe and the Dollar Bloc also detracted from results but to a lesser extent. On the positive side, Eastern Europe and the Middle East and Africa region contributed to performance.

In Latin America, positioning in currency and sovereign credit hurt performance the most. Long currency and sovereign credit exposures in Argentina were the largest detractors. Long sovereign credit positions in Barbados and El Salvador, as well as long currency exposure in Uruguay, were other notable detractors.

Negative performance in Asia was driven by currency and equity positioning. Top detractors included long currency exposure in Sri Lanka, long local sovereign bond exposure in India and short rates in Japan. Long equity exposure in South Korea and Myanmar were also among top detractors.

In Western Europe, negative results were due to equity and rates exposures. Long equity exposure in Iceland and short broad Eurozone rates, as well as short Swiss rates, were top detractors. In the Dollar Bloc region, underperformance was driven by a short New Zealand rates position.

Positive performance in Eastern Europe was led by rates and currency positioning. Long local sovereign bond exposure in Serbia was the top contributor, while a long Polish/short Hungarian rates relative value position also added to performance.

In the Middle East and Africa region, currency positioning was beneficial to performance during the year. Long positions in the Egyptian Pound and Nigerian Naira were top performers.

The Fund typically employs significant use of derivative instruments both to gain exposure to as well as hedge against certain investment risks (fluctuations in securities prices, interest rates or currency exchange rates) and manage the Fund’s duration. The Fund primarily uses forward foreign currency contracts, cross-currency swaps, total return swaps, non-deliverable bond forward contracts and credit default swaps. It may also invest in interest rate swaps, interest rate futures, bond futures, equity index futures and options, among other derivatives instruments.

JNL/Epoch Global Shareholder Yield Fund Epoch Investment Partners, Inc. (Unaudited)

JNL/Epoch Global Shareholder Yield Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-9.39%	1 Year	-5.43%
5 Year	2.71	5 Year	N/A
Since Inception	6.16	Since Inception	-1.84
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Utilities	15.9%
Financials	15.4
Consumer Staples	12.3
Communication Services	11.2
Health Care	11.0
Energy	8.6
Information Technology	6.3
Industrials	6.2
Real Estate	4.3
Consumer Discretionary	3.6
Materials	2.7
Other Short Term Investments	1.8
Securities Lending Collateral	0.7
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Epoch Global Shareholder Yield Fund underperformed its benchmark by posting a return of -9.39% for Class A shares compared to -8.71% for the MSCI World Index (Net).

The Fund focuses on companies that pay their shareholders through cash dividends, stock repurchases and debt reduction, supported by growing free cash flow. This search for sustainable and growing "shareholder yield" from well established companies is an approach that will likely lag the market when it is up sharply. That was true in the first three quarters of 2018 with a momentum driven market that left much of the excitement outside the strategy's investible universe. The market's surge was led by information technology (“IT”) and e-commerce industries — areas where few companies pay dividends that are attractive to the strategy — until the market turned in the fourth quarter. As concerns about global uncertainties grew, the Fund was not immune to the decline experienced by the markets, but offered downside protection during the fourth quarter.

Stock selection, differences in sector weights and currency movements between the Fund and the benchmark were the causes of the underperformance for the year. Stock selection in consumer staples most significantly hurt relative performance, which was largely due to tobacco exposure as investors reacted negatively to the U.S. Food and Drug Administration’s proposed regulatory changes and remained concerned over the longer term growth prospects. Stock selection in consumer discretionary and an underweight to the sector further detracted from relative results. A significant underweight to IT also detracted from relative performance though stock selection partially offset this detraction. Positive stock selection and an underweight to financials benefited relative performance, while a significant overweight to utilities, a typically more defensive sector, helped.

The largest contributor was global pharmaceutical company Pfizer Inc. Shares traded higher following strong fundamental performance throughout the year. Free cash flow comfortably covers the dividend and steady share repurchases.

The largest detractor was British American Tobacco Plc. Shares declined along with tobacco peers as investors continued to focus on growth concerns and regulatory comments. Topline growth coupled with disciplined cost controls and a strong focus on innovation allows the company to generate strong cash flows and consistently return cash to shareholders through a growing dividend.

The Fund's sector weights changed only modestly, with the largest increase in financials and the largest decrease in communication services.

JNL/FAMCO Flex Core Covered Call Fund Ziegler Capital Management, LLC (Unaudited)

JNL/FAMCO Flex Core Covered Call Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-10.28%	1 Year	-10.01%
5 Year	2.66	5 Year	N/A
Since Inception	4.12	Since Inception	-4.66
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	25.3%
Financials	16.8
Health Care	14.7
Industrials	10.4
Consumer Discretionary	9.6
Energy	7.6
Materials	5.1
Consumer Staples	4.3
Communication Services	1.8
Utilities	1.2
Other Short Term Investments	3.2
Total Investments	100.0%

For the year ended December 31, 2018, JNL/FAMCO Flex Core Covered Call Fund underperformed its primary benchmark by posting a return of -10.28% for Class A shares compared to -4.77% for the CBOE S&P 500 BuyWrite Index. The Fund underperformed its other benchmark, the S&P 500 Index, which returned -4.38%.

The actively managed call options in the Fund outperformed the call options in the CBOE S&P 500 BuyWrite Index by 56 basis points (“bps”) during the year, mostly due to actively rolling the call options up in strike price during stock market rallies. However, the outperformance from the call options in the Fund was more than offset by underperformance from the value oriented stocks in the Fund, as value stocks underperformed the market by a wide margin during 2018. Stock selection was positive in financials but negative in consumer discretionary and health care.

While the growth versus value performance disparity was the largest driver of the Fund’s relative return during the year, covered call strategies in general underperformed the market as a whole. Covered call strategies underperformed in 2018 because the call options added less value than normal, mostly due to the roller coaster path of the market. The Fund had 79% upside capture during the S&P 500 Index 7.71% third quarter return, while the CBOE S&P 500 BuyWrite Index captured only 64% of the rally. When the fourth quarter began, implied volatility, as measured by the Chicago Board of Exchange Volatility Index (“VIX”), was far below average at 12.1%. As a result, the call options provided less downside protection than normal as the market began its descent. On the first day of December, well into the market decline, the VIX was at only 16.4%, still below the 20-year average of 19.9%.

Implied volatility eventually did spike, peaking at 36.1% on Christmas Eve. We took advantage of the implied volatility spike by selling longer term call options to “lock in” the high implied volatility levels for longer, extending the duration of the option portfolio from 1.1 months at the beginning of the quarter to 3.8 months at quarter end. The higher call premiums we wrote will gradually decay over the next 3-6 months. In addition to above average call premiums, the stocks in the Fund are more attractively valued than the S&P 500 Index, with a forward price to earnings rate of 12.2 for the stocks in the Fund versus 14.4 for the S&P 500 Index. As a result, we begin 2019 with not only attractively priced stocks but also attractive call options.

JNL/Lazard International Strategic Equity Fund Lazard Asset Management LLC (Unaudited)

JNL/Lazard International Strategic Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-10.12%	1 Year	-9.84%
5 Year	2.39	5 Year	N/A
Since Inception	4.81	Since Inception	-2.86
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	19.4%
Industrials	16.5
Communication Services	11.7
Consumer Staples	9.7
Information Technology	9.1
Consumer Discretionary	8.2
Health Care	6.3
Energy	4.6
Materials	4.5
Utilities	1.7
Real Estate	1.1
Securities Lending Collateral	4.0
Other Short Term Investments	3.2
Total Investments	100.0%

For the year ended December 31, 2018, JNL/Lazard International Strategic Equity Fund outperformed its benchmark by posting a return of -10.12% for Class A shares compared to -13.79% for the MSCI EAFE Index (Net).

In media, Japanese company CyberAgent Inc. was rerated as investors took a less negative view on its AbemaTV Inc. business, and games company Ubisoft Entertainment SA saw very strong progress in an improving industry environment. Information technology (“IT”) company Accenture Plc continued to benefit from digital transformation programs, while the Fund’s defensive professional services companies Relx Plc, Wolters Kluwer NV and Rentokil Initial Plc held up well. In retail, Japanese discounter Don Quijote Holdings Co. Ltd. entered a significant positive transaction with convenience store rival FamilyMart Co. Ltd. In financials, while Julius Baer Group Ltd. and Prudential Financial Inc. were hurt by weak financial markets, uncorrelated banks DBS Bank and Israel Discount Bank Ltd. were strong, as was insurance broker Aon Plc. European Coke bottler Coca-Cola European Partners Plc saw strong trading partly resulting from a warm summer.

On the negative side, tobacco company British American Tobacco Plc was hurt by regulatory pressure from the U.S. Food and Drug Administration, specifically the proposal to ban menthol cigarettes, as well as continued volume pressure. In energy, New Zealand petrol supply company Z Energy Ltd. was hurt by rising competition. Despite encouraging results from medical devices stock Medtronic Plc, the Fund was hurt on a relative basis by its low exposure to the large pharmaceutical stocks, and to utilities, which performed strongly.

Drivers that helped Fund performance were as follows: stock selection in media, professional services, retail, banks and IT. Drivers that hurt the Fund performance were as follows: stock selection in energy, low exposure to utilities and large pharmaceutical companies.

On the macroeconomic side, China continued to slow as tighter credit policies were exacerbated by trade war fears. Europe also slowed, not helped by volatile domestic politics and the lingering effects of an auto regulatory change. Meanwhile, the first cracks appeared in the U.S. economic data, despite continued strong payroll figures, as rising rates and cooling global growth started to bite. Tightening liquidity also started to impact credit markets, with spreads expanding rapidly through the quarter, which is a particular concern given the overwhelming amount of debt that has continued to pile up on public and private sector balance sheets since the financial crisis. However, we are already starting to see policy softening in the U.S., alongside the first signs of stimulus in China, while many cyclical stocks have fallen to intriguing valuations, absent a full blown recession. While the outcome of trade discussions is hard to predict, this combination, if it continues, is starting to improve the risk reward of equity markets.

Overall, we remain confident that by continuing to focus on stock selection and seeking to find stocks with sustainably high or improving returns trading at attractive valuations, the strong long term track record of the Fund will continue.

JNL/Neuberger Berman Currency Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Currency Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	1.72%	1 Year	1.85%
5 Year	1.51	5 Year	N/A
Since Inception	1.05	Since Inception	1.61
‡Inception date September 10, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Government Securities	40.1%
Other Short Term Investments††	59.9
Total Investments	100.0%

††The Fund gains exposure to currencies by investing in forward foreign currency contracts. Please refer to the Schedule of Investments for the Fund's investments in forward foreign currency contracts.

For the year ended December 31, 2018, JNL/Neuberger Berman Currency Fund underperformed its benchmark by posting a return of 1.72% compared to 1.87% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

Over the course of 2018 the best performing major currencies were the Japanese Yen and U.S. Dollar. The worst performing major currencies were the Australian Dollar and Canadian Dollar. An underweight in the Euro and overweight in the Japanese Yen were the best performing positions whilst an overweight in the Swedish Krona was a detractor of performance.

The year saw steady appreciation of the U.S. Dollar driven by the outperformance of the U.S. economy. Towards the end of the year, as global asset prices came under pressure, the Japanese Yen appreciated through its status as a safe haven.

In Europe, the Sveriges Riksbank and Norges Bank both hiked their policy rate. Both central banks tend to play as second movers to the European Central Bank (“ECB”), which in the second half of the year, outlined their intention to begin policy normalization in 2019. The Norwegian Krone and Swedish Krona are two of the most undervalued major currencies. Should their respective banks continue policy normalization, we may expect these currencies to correct towards their fair value.

The British Pound spent much of the year stifled by Brexit uncertainty. Since the referendum result, the currency has traded with a high sensitivity to political headlines and a low sensitivity to economic data. As a consequence, the British Pound has a significant Brexit premia; should the Brexit uncertainty dissipate to some degree, we may expect the currency to realign to economic fundamentals.

The Antipodean currencies remain highly correlated to commodity prices and data from China. The fall in commodity prices and constant concerns regarding Chinese growth led both the Australian Dollar and New Zealand Dollar to depreciate steadily throughout the year. The fall in commodity prices, notably oil, led the Canadian Dollar to struggle despite the Bank of Canada hiking its policy rate by 0.75% over the course of the year.

Looking ahead to 2019, U.S. China trade negotiations will be important, especially for economies sensitive to global trade dynamics such as Australia. The tightening in financial conditions led by asset prices, along with broadly weaker data, will make communication from U.S. Federal Reserve and ECB on how they intend to respond to asset price volatility important for global risk sentiment. Such uncertainty over monetary policy as the financial cycle appears to be close to or in a turning point will likely lead to higher volatility going forward. Such volatility offers opportunities, and we begin 2019 confident on the outlook for the Fund.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-10.56%	1 Year	-10.22%
Since Inception	-9.79	Since Inception	-4.37
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	36.9%
Non-U.S. Government Agency ABS	22.4
Communication Services	6.8
Health Care	5.6
Energy	4.1
Utilities	4.0
Consumer Staples	3.3
Industrials	3.1
Real Estate	2.5
Consumer Discretionary	1.5
Other Short Term Investments††	9.8
Total Investments	100.0%

††The Fund gains exposure to commodities by investing in futures contracts. Please refer to the Schedule of Investments for the Fund's investments in futures contracts.

For the year ended December 31, 2018, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund outperformed its benchmark by posting a return of -10.56% for Class A shares compared to -11.25% for the Bloomberg Commodity Index.

The stronger U.S. Dollar, rising rate environment, concerns about slowing global growth and trade fears produced an overwhelming aversion to risky assets, despite generally sound fundamentals for commodities.

Through the third quarter, the Fund posted positive results, with the energy commodities producing stellar returns relative to other sectors, which struggled amidst global growth concerns driven by rate hikes and tariffs. However, during the fourth quarter, energy lost ground and ultimately the Fund ended the year in negative territory.

Almost all the Fund’s underlying commodity constituents declined over the course of the year. Though the Fund experienced losses across the board, returns were led lower in large part due to the allocations to energy commodities and industrial metals. Cocoa, an out of benchmark position, was the best performing commodity, returning 20% over the course of the year.

Relative to its benchmark, the main contributors to the Fund’s outperformance were underweights to copper, Brent crude and sugar. The Fund’s out of benchmark positions in platinum, lead and gasoil all detracted on a relative basis.

Ultimately, 2018 was a challenging year for commodities. Looking forward we believe that the asset class has the potential to rebound in 2019. We feel that the focus of the investment world will sooner or later pivot to the inflationary impulses of tax cuts and ever enlarging deficits, and we are cautiously optimistic that some (perhaps not all) of the trade war rhetoric may fade, at least to some extent.  On top of this, as financial assets continue to stretch their already expensive valuations, we expect marginal investment dollars to begin flowing toward cheaper, more diversifying sources of returns, particularly at this stage of the business cycle. As always, we will monitor the changes in trends and be on the lookout for potential tactical plays to benefit from aforementioned fundamental dislocations using our disciplined approach to risk management and risk diversification.

JNL/Nicholas Convertible Arbitrage Fund Nicholas Investment Partners, L.P. (Unaudited)

JNL/Nicholas Convertible Arbitrage Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	0.42%	1 Year	0.86%
5 Year	0.92	5 Year	N/A
Since Inception	1.52	Since Inception	1.07
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Long Investments
Information Technology	33.7%
Health Care	18.1
Industrials	12.4
Communication Services	10.3
Consumer Discretionary	7.1
Financials	5.5
Energy	5.4
Real Estate	3.3
Other Short Term Investments	4.2
Total Long Investments†	100.0%
Short Investments
Information Technology	46.8%
Health Care	17.5
Communication Services	11.4
Industrials	9.6
Consumer Discretionary	5.8
Energy	3.8
Real Estate	3.3
Financials	1.8
Total Short Investments†	100.0%

.

†Total Long Investments represent 100.3% of net assets and Total Short Investments represent (31.8%) of net assets.

For the year ended December 31, 2018, JNL/Nicholas Convertible Arbitrage Fund underperformed its primary benchmark by posting a return of 0.42% for Class A shares compared to 1.87% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed its other benchmark, which posted a return of -2.26% for the Credit Suisse Convertible Arbitrage Hedge Fund Index.

2018 saw a steady rise in U.S. equity prices during the first eight months, only to retreat in the fourth quarter as concerns of global economic deceleration, U.S. China trade wars and U.S. Federal Reserve (“Fed”) policy mounted. Volatility rose, and risk assets sold off. Equities underperformed bonds, while convertibles fell less than equities.

On a net basis, the Fund’s information technology (“IT”) and health care positions were key positive contributors while industrials and consumer discretionary detracted the most. At a security level, the Fund’s top contributors (net) included Teladoc Inc., Everbridge Inc. and Atlassian Inc. Negative outliers included Weatherford International Plc, Meritor Inc. and Charter Communications Inc.

The Fund’s delta-adjusted net exposure ended at 4.5%, lower from the prior year. In late 2018, exposure to sectors with extended valuations, companies with highly leveraged balance sheets and those with greater equity sensitivity (e.g. higher deltas) were generally reduced. We continue to favor companies with innovation driven secular growth catalysts and differentiated business models, domestically oriented revenues, strong financials and an asymmetrical risk/reward profile. At year end, the Fund’s largest net exposures were in IT, health care and industrials.

The outlook for 2019 is challenging as the potential outcomes are quite bifurcated. The factors that sent investors to the exits in the fourth quarter remain the primary market risks for 2019. Directional movement will ultimately be driven by three factors: trade, Fed policy and investor confidence. We expect volatility to remain elevated as these issues continue to weigh on investors. Lack of positive resolution to these factors likely leads to further downside to risk assets. However, we believe stocks are reasonably valued and given positive resolution to these risk factors, risk markets could provide attractive upside potential.

Selectivity and active management will continue to benefit the Fund, in our opinion. We have strong conviction that the fundamental strength of the companies held in the Fund will sustain their potential acceleration in earnings and revenue growth.

JNL/PIMCO Investment Grade Corporate Bond Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Investment Grade Corporate Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-2.56%	1 Year	-2.26%
5 Year	3.39	5 Year	N/A
Since Inception	3.16	Since Inception	-1.32
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	37.1%
Government Securities	13.1
Energy	7.0
U.S. Government Agency MBS	6.8
Real Estate	5.7
Communication Services	5.4
Industrials	4.9
Consumer Discretionary	4.2
Health Care	3.4
Information Technology	2.6
Utilities	2.6
Non-U.S. Government Agency ABS	2.6
Consumer Staples	1.8
Materials	1.1
Securities Lending Collateral	1.6
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/PIMCO Investment Grade Corporate Bond Fund underperformed its benchmark by posting a return of -2.56% for Class A shares compared to -2.11% for the Bloomberg Barclays U.S. Credit Bond Index.

2018 was characterized by a challenging market environment that featured higher yields and lower equities as volatility rose. Sustained U.S. China trade tensions and geopolitical turmoil weighed on risk sentiment, contributing to wider credit spreads and weakness in emerging market assets; declining oil prices suppressed global inflation expectations. Fears of monetary policy overtightening further waned investor confidence as the U.S. Federal Reserve continued to raise rates on its path toward policy normalization. Meanwhile, the U.S. Dollar strengthened amid divergent growth momentum and central bank activity between the U.S. and other developed regions.

Within U.S. interest rate strategies, tactical duration positioning contributed to performance, as rates sold off broadly across the yield curve.

Spread strategies were negative for overall returns. Underweights to industries with higher risk of re-levering, particularly food & beverage, retail and energy, contributed to performance, whereas overweights to banking and select financials detracted from performance amid broad spread widening. Additionally, tactical exposure to U.S. Dollar denominated emerging markets (“EM”) debt detracted from relative performance, while underweights to investment grade utilities and pharmaceuticals added to performance, as spreads ended the year wider.

Within currency strategies, exposure to select high carry EM currencies, including the Argentine Peso and Russian Ruble, detracted from performance, as those currencies depreciated against the U.S. Dollar

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps, options, swaptions and futures. The Fund’s overall corporate exposure, which contributed to performance, was partially obtained via the use of credit default swaps and swaptions. The Fund’s tactical exposure to select EM currencies, partly achieved through forward foreign currency contracts, was negative for performance.

JNL/PPM America Long Short Credit Fund PPM America, Inc. (Unaudited)

JNL/PPM America Long Short Credit Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-2.62%	1 Year	-2.33%
5 Year	1.28	5 Year	N/A
Since Inception	1.43	Since Inception	-0.87
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	18.6%
Non-U.S. Government Agency ABS	11.3
Energy	10.1
Health Care	9.8
Consumer Discretionary	7.9
Materials	7.1
Consumer Staples	6.9
Communication Services	6.3
Utilities	6.0
Industrials	5.0
Investment Companies	3.2
Information Technology	1.7
Government Securities	0.4
Other Equity Interests	-
Real Estate	-
Other Short Term Investments	5.7
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, JNL/PPM America Long Short Credit Fund underperformed its benchmark by posting a return of -2.62% for Class A shares compared to 1.87% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

As the Fund is benchmarked against a cash equivalent benchmark, the Fund was positioned almost entirely out of Index throughout the year.  Long credit positions in corporate bonds were the primary detractor from Fund performance, notably the Fund’s allocation to energy.  The Fund’s short credit positions in credit default swap indices (“CDX”) and credit default swaps (“CDS”) were the primary contributors to the Fund’s performance over the year. The Fund’s position in CDX, CDS and futures comprised the Fund’s derivative exposure throughout the year. The Fund uses futures to manage duration.

Positioning among sectors shifted from corporate loans to corporate bonds and commercial mortgage-backed securities (“CMBS”) during the year. The Fund held approximately 22% in corporate loans, 57% in corporate bonds, and 2% in CMBS at the beginning of the year. At the end of the year, the Fund held approximately 19%, 60%, and 4% in these same sectors, respectively. The Fund was well diversified among industries at year end with the top five segments representing 46% of total investments.

We believe investment grades (“IG”) and high yield (“HY”) market fundamentals remain constructive. The U.S. is expected to grow at 2.5% in 2019, while areas of concern (e.g., housing) are a small portion of overall gross domestic product. Earnings will likely slow down without the initial boost from tax reform, but large caps are still expected to grow around 8%. We expect economic and earnings growth to slow from 2018’s brisk pace but to remain positive and supportive for HY performance in 2019. The HY market does not have 2008 level imbalances, and we do not believe leverage is extended for most of the market. We started to add IG corporate bonds in the fourth quarter as yield spreads became more attractive, and we may add further in the first quarter of 2019 if a heavy primary calendar widens spreads further.

JNL/T. Rowe Price Capital Appreciation Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Capital Appreciation Fund

††60% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	0.40%	1 Year	0.67%
5 Year	7.72	5 Year	N/A
Since Inception	8.36	Since Inception	3.15
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	17.5%
Health Care	17.2
Financials	12.2
Communication Services	9.6
Consumer Discretionary	9.3
Industrials	8.8
Utilities	8.6
Government Securities	4.6
Real Estate	2.2
Consumer Staples	1.4
Energy	1.4
Materials	0.8
Non-U.S. Government Agency ABS	0.3
Investment Companies	-
Other Short Term Investments	3.6
Securities Lending Collateral	2.5
Total Investments	100.0%

For the year ended December 31, 2018, JNL/T. Rowe Price Capital Appreciation Fund outperformed its primary benchmark by posting a return of 0.40% for Class A shares compared to -4.38% for the S&P 500 Index. The Fund outperformed its blended benchmark return of -2.35% for the 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s fixed income holdings posted a negative absolute return and underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Among equity sectors, utilities contributed to relative results due primarily to an overweight position. Consumer discretionary detracted from relative performance due to stock selection (Aramark Corp (“Aramark”), Adient Plc).

The five largest purchases during the year were General Electric Co., Danaher Corp. (“Danaher”), Alphabet Inc., S&P Global Inc. and Thermo Fisher Scientific Inc. The five largest sales during the year were Aramark, Philip Morris International Inc., DTE Energy Co., State Street Bank and Trust Company and Danaher.

Our equity weight increased over the year. Our largest increase in sector weighting relative to the benchmark was in utilities, while our most significant decrease in relative weighting was in consumer staples. Our overall fixed income weight increased. Our government related, high yield and bank debt positions increased, while our exposure to corporates modestly decreased.

We are mindful that the factors that spurred the downturn in the fourth quarter could lead to further challenges, particularly with the U.S. in the later stages of an economic cycle. As a result, we continue to favor solid businesses with durable earnings profiles that we believe can perform well in a variety of economic environments. However, we believe investors may be overly concerned about some of the threats to markets. As long term investors, we will look for further opportunities amid market volatility to buy shares of businesses with strong fundamentals and more reasonable valuations that we believe can outperform over time.

As of December 31, 2018, the Fund held equity options generating gross exposure of approximately 3.3%. Rights were also held during the year and generated minimal exposure. During the year, the covered call strategy represented, on average, 8.4% of the overall Fund and generated a return of approximately 3.99%. The covered call strategy's estimated contribution to the Fund's total return was 0.24%. The estimated return impact from employing options was -3 basis points for the year.

JNL/The Boston Company Equity Income Fund BNY Mellon Asset Management North America Corporation (Unaudited)

JNL/The Boston Company Equity Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-9.61%	1 Year	-9.27%
5 Year	6.23	5 Year	N/A
Since Inception	10.63	Since Inception	-1.06
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	27.8%
Health Care	13.1
Energy	10.7
Information Technology	10.3
Communication Services	9.1
Materials	8.6
Industrials	6.9
Consumer Staples	4.0
Consumer Discretionary	2.1
Real Estate	1.8
Utilities	0.8
Securities Lending Collateral	3.9
Other Short Term Investments	0.9
Total Investments	100.0%

For the year ended December 31, 2018, JNL/The Boston Company Equity Income Fund underperformed its benchmark by posting a return of -9.61% for Class A shares compared to -8.97% for the S&P 500 Value Index.

The final quarter of 2018 was characterized by a classic “risk off” market environment that erased the year’s gain for large cap stocks. Industrials, health care and information technology (“IT”) were the Fund’s top relative performers, while financials, consumer staples and energy were the weakest.

Outperformance in industrials was driven by stock selection among industrial conglomerates and aerospace and defense companies. Tactical selections among pharmaceuticals companies fueled positive relative performance in health care, while our overweight exposure to communications equipment segment of the IT benefitted the Fund.

In financials, our overweight exposure to and stock selection among capital markets companies, as well as holdings in the insurance segment, detracted from relative returns. Selections among food products companies and our lack of exposure to the food and staples retailing segment, weighed on performance in consumer staples. Challenging stock selection among oil gas and consumable fuels companies hindered performance in energy.

Financials continues to be our largest absolute sector position due to attractive valuations and exposure to an improving economy. We maintain our overweight to materials, where we are particularly excited about chemicals names as well as aggregate companies in the construction materials segment. We are also overweight in energy, emphasizing opportunities in high quality exploration and production with strong balance sheets and low cost assets, as well as refiners that benefit from low oil prices and high product demand. We have increased our exposure to the communications, favoring names that are well positioned to benefit from the convergence of the media and wireless industries. Our largest underweight is consumer staples, though we continue to believe that select food products companies are attractive and several beverages stocks offer company specific business improvement catalysts. Consumer discretionary is another underweight, but we maintain positions in hotels, restaurants and leisure companies and an automobile name. We have an underweight position in the expensive, slow growing utilities and are also modestly underweight IT and industrials.

JNL/The London Company Focused U.S. Equity Fund The London Company of Virginia, LLC (Unaudited)

JNL/The London Company Focused U.S. Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-8.29%	1 Year	-8.09%
5 Year	5.07	5 Year	N/A
Since Inception	6.64	Since Inception	-0.11
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Financials	21.3%
Industrials	21.0
Consumer Discretionary	16.1
Information Technology	12.0
Consumer Staples	9.5
Materials	8.2
Health Care	4.9
Real Estate	2.9
Other Short Term Investments	4.1
Total Investments	100.0%

For the year ended December 31, 2018, JNL/The London Company Focused U.S. Equity Fund underperformed its primary benchmark by posting a return of -8.29% for Class A shares compared to -4.96% for the S&P Composite 1500 Index.

For the S&P 1500 Index, health care and utilities posted gains for the year while energy and materials lagged. Sector allocation detracted from relative performance. At the sector level, an overweight of industrials and underweight of health care had a negative impact on relative performance, partially offset by the positive impact of an underweight of energy and overweight of consumer discretionary.

For the year, the broader market declined between 5-11% reflecting the weak fourth quarter. The large cap index fell 4.8% while the small cap index declined 11%. While value did outperform growth during the market correction in the fourth quarter, growth outperformed value in a significant way for the year. The Fund did outperform during the downturn, but the outperformance was not enough to offset the underperformance when the market was strong in the first part of the year. Defensive sectors outperformed cyclical sectors by a significant margin across the board. Volatility returned to more normal levels.

Lamb Weston Holdings Inc. continues to deliver strong results against a backdrop of broadly difficult conditions for most consumer staples companies. Citrix Systems Inc. was strong in the first half of the year driven by strength in its NetScaler product. MBIA Inc. outperformed following an announcement from Puerto Rico’s government and financial oversight board that they have reached an agreement in principle on a settlement with the Puerto Rico Urgent Interest Fund Corporation sales tax bondholders/bond insurers. STORE Capital Corp. (“STORE”) outperformed during the year as the company continues to execute well in the market for single tenant properties. Despite weakness in the fourth quarter, Target Corp. (“Target”) was one of the stronger performers in 2018.

Mohawk Industries Inc. (“Mohawk”) shares were weak during the year after posting results that showed continued weakness in legacy products and the company’s inability to rapidly ramp production of luxury vinyl tile in the U.S. Martin Marietta Materials Inc.’s shares were weak early in the year as volume growth for aggregates related companies has been disappointing and large projects in the pipeline remain frustratingly slow. We remain attracted to the pricing power in an oligopolistic industry and believe volume growth could be driven by greater infrastructure spending over the long term. BlackRock Inc. underperformed along with peers in the asset management space as concerns about asset flows weighed on sentiment. After a multiple year run of outperformance, General Dynamics Corp. (“GD”) had a tough fourth quarter to close out a down year for the stock. GD experienced some transitional manufacturing hiccups in the timeline rollout of its new commercial aircraft, which raised questions about GD’s Gulfstream division and the general health of the private jet market. GD and defense stocks also were impacted by the outcome of the midterm elections. Altria Group Inc. (“Altria”) struggled in 2018 on worsening volume declines and came under pressure in the fourth quarter as the company announced investments in both Cronos Group Inc. (a Canadian cannabis company) and Juul Labs (“Juul”) (a U.S. vape company).

During the year, we established new positions in Versum Materials Inc., STORE, Mohawk, and Johnson & Johnson. We sold General Electric Co., Orbital ATK Inc., Eli Lilly and Co., Target, and Spectrum Brands Holdings Inc.

During the year we increased our exposure to information technology, real estate and health care and reduced our exposure to consumer discretionary and industrials.

As we look ahead, we recognize some of the leading economic indicators are now pointing to a slowdown, and the odds of a recession have risen in recent months. That said, we are not forecasting a recession in the near term and believe the U.S. economy can continue to post 2-3% annualized real gross domestic product (“GDP”) growth driven by strength in consumer spending. The U.S. consumer (70% of GDP) remains in good shape with low unemployment (below 4% in the third quarter) and rising wages (average hourly earnings up 3.2% year to year). This bodes well for future spending, in our opinion.

We believe the Fund is well positioned based on the strength of the companies owned and the overall valuation of the Fund. The market is not cheap, and we could certainly see a pullback and/or greater volatility in the near future. It’s hard to predict when we will experience the next downturn, but we have a hard time assuming the market will generate double digit returns as it has in recent years. In an environment of possibly lower expected returns and greater volatility, we believe the Fund offers a defensive option for equity investors.

JNL/VanEck International Gold Fund Van Eck Associates Corporation (Unaudited)

JNL/VanEck International Gold Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-15.47%	1 Year	-15.18%
5 Year	0.22	5 Year	N/A
Since Inception	-11.13	Since Inception	-12.04
‡Inception date September 10, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Materials	86.8%
Warrants	0.2
Rights	-
Securities Lending Collateral	12.0
Other Short Term Investments	1.0
Total Investments	100.0%

For the year ended December 31, 2018, JNL/VanEck International Gold Fund underperformed its primary benchmark by posting a return of -15.47% for Class A shares compared to -8.21% for the NYSE Acra Gold Miners Index.

At the end of 2018, the Fund was almost fully invested in equities and the Fund held no gold bullion.

Excluding December, it was a difficult year for gold markets. The U.S. Dollar was stronger than expected, which created a major headwind. Investors showed little interest in gold which ended 2018 at $1,282, a loss of $20.60 per ounce (-1.6%).
This lack of interest was magnified for gold stocks. Gold stocks, as represented by the NYSE Arca Gold Miners Index, fell -8.21% in 2018, while smaller companies declined 11.3%. In 2018 and historically, the Fund has been overweight in the junior and mid-tier segments relative to its benchmark. The weak stock performance belies the fact that the sector is generally doing well operationally and financially, therefore this value gap could close once investors take a more positive gold outlook.
Fundamental issues did drive down the share price of several companies that reported unanticipated operating or social problems. New Gold Inc. was one of these companies, failing to meet its targets at its Rainy River mine. A new CEO with a good track record was hired, however, uncertainty remains around the new mine plan and the timing, cost and effectiveness of the company’s turnaround.

Another area of underperformance was due to geopolitical risks associated with Mexico. It was anticipated that the new president would be unfriendly to businesses and could empower unions and anti-mining groups. Consequently, the Fund trimmed its exposure to companies with Mexican operations ahead of the election. However, after the election and before the new president took office, a controversial airport referendum and proposed anti-mining legislation from his party caused stocks to decline. In hindsight, the Fund’s exposure to Mexico should have been reduced even further in light of this geopolitical risk. The Mexican exposure of the Fund will remain below normal until we see more favorable leadership.
Positive contribution to performance came from mid-tier producer Kirkland Lake Gold Ltd., who was able to expand high grade reserves and production, resulting in strong gains for the Fund’s top position.

JNL/WCM Focused International Equity Fund WCM Investment Management (Unaudited)

JNL/WCM Focused International Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-7.85%	1 Year	-7.57%
5 Year	4.94	5 Year	N/A
Since Inception	5.67	Since Inception	-2.49
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2018:
Information Technology	17.5%
Health Care	16.9
Financials	14.3
Industrials	13.0
Consumer Discretionary	12.3
Consumer Staples	9.5
Materials	5.0
Communication Services	3.7
Energy	1.3
Other Short Term Investments	3.7
Securities Lending Collateral	2.8
Total Investments	100.0%

For the year ended December 31, 2018, JNL/WCM Focused International Equity Fund outperformed its benchmark by posting a return of -7.85% for Class A shares compared to -14.20% for the MSCI All Country World ex USA Index (Net).

The Fund’s bottom-up sector biases were roughly neutral in 2018. Stock selection, therefore, was the dominant driver of outperformance. Bright spots for selection were consumer discretionary (led by Hermès International SA and Ferrari NV), information technology (led by Shopify Co.), financials (HDFC Bank Ltd.), health care (led by CSL Ltd. and ICON Plc), materials (Sika AG and Chr. Hansen Holdings A/S) and industrials (mostly Experian Plc). The only notable weak spot for selection was energy (Core Laboratories NV).

Geographically, the story was similar. Allocation was neutral, meaning stock selection drove the outperformance.

The total turnover for the Fund was 29% for the year. As of December 31, 2018, the Fund held 33 companies, across 9 sectors, in 22 industries, from 19 countries, denominated in 12 different currencies.

Looking ahead, pundits agree that equity valuations have substantially cheapened. At the Christmas Eve low, the U.S. “Equity Risk Premium” was the highest it’s been since the global financial crisis. Since then, stock prices and oil rallied so investor sentiment has swung back to cautious optimism. Even so, there is still no shortage of “frightening developments” for the worriers. One analyst summarized it well: “There’s so much uncertainty we can’t even be certain what to be uncertain about.” This capsulizes why macro speculation is low return on time. For the Fund, times like these are rife with opportunities to buy “on sale” businesses with expanding moats. We’re as focused as ever on improving the Fund and finding great investment ideas.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
JNL iShares Tactical Moderate Fund
INVESTMENT COMPANIES 91.5%
Alternative 2.6%
iShares Global Infrastructure ETF (a)	45	1,758
iShares U.S. Real Estate ETF (a)	22	1,611
		3,369
Domestic Equity 25.2%
iShares Core S&P 500 ETF	35	8,877
iShares Core S&P Mid-Cap ETF	28	4,638
iShares Morningstar Large-Cap Value ETF	70	6,697
iShares S&P SmallCap 600 Index ETF (a)	16	1,134
iShares U.S. Consumer Services ETF (a)	18	3,323
iShares U.S. Financial Services ETF (a)	38	4,296
iShares U.S. Technology ETF (a)	22	3,489
		32,454
Domestic Fixed Income 44.7%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	95	4,235
iShares 1-3 Year Treasury Bond ETF	53	4,438
iShares Core Total U.S. Bond Market ETF	218	23,256
iShares Floating Rate Bond ETF (a)	260	13,067
iShares MBS ETF (a)	122	12,737
		57,733
Emerging Markets Equity 3.6%
iShares Core MSCI Emerging Markets ETF	83	3,914
iShares MSCI India ETF (a)	23	763
		4,677
Emerging Markets Fixed Income 6.2%
iShares JPMorgan USD Emerging Markets Bond ETF	77	8,024
Global Equity 1.9%
iShares Exponential Technologies ETF (a)	73	2,426
International Equity 7.3%
iShares Core MSCI EAFE ETF	170	9,361
Total Investment Companies (cost $117,930)		118,044
SHORT TERM INVESTMENTS 16.4%
Securities Lending Collateral 9.0%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	11,662	11,662
Investment Companies 7.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	9,516	9,516
Total Short Term Investments (cost $21,178)		21,178
Total Investments 107.9% (cost $139,108)		139,222
Other Assets and Liabilities, Net (7.9)%		(10,146)
Total Net Assets 100.0%		129,076

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL iShares Tactical Moderate Growth Fund
INVESTMENT COMPANIES 94.6%
Alternative 4.4%
iShares Global Infrastructure ETF (a)	155	6,085
iShares U.S. Real Estate ETF (a)	71	5,301
		11,386
Domestic Equity 33.5%
iShares Core S&P 500 ETF	77	19,423
iShares Core S&P Mid-Cap ETF	72	11,893
iShares Morningstar Large-Cap Value ETF	193	18,561
iShares S&P SmallCap 600 Index ETF (a)	42	2,904
iShares U.S. Consumer Services ETF	58	10,519
iShares U.S. Financial Services ETF	115	12,926
iShares U.S. Technology ETF (a)	60	9,543
		85,769
Domestic Fixed Income 28.8%
iShares 0-5 Year High Yield Corporate Bond ETF	120	5,345
iShares 1-3 Year Treasury Bond ETF	67	5,600
iShares Core Total U.S. Bond Market ETF (a)	274	29,205
iShares Floating Rate Bond ETF	329	16,595
	Shares	Value ($)
iShares MBS ETF (a)	162	16,955
		73,700
Emerging Markets Equity 7.2%
iShares Core MSCI Emerging Markets ETF	327	15,401
iShares MSCI India ETF (a)	94	3,129
		18,530
Emerging Markets Fixed Income 5.1%
iShares JPMorgan USD Emerging Markets Bond ETF	125	13,028
Global Equity 6.4%
iShares Exponential Technologies ETF (a)	493	16,410
International Equity 9.2%
iShares Core MSCI EAFE ETF	428	23,538
Total Investment Companies (cost $237,039)		242,361
SHORT TERM INVESTMENTS 17.9%
Securities Lending Collateral 12.5%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	32,127	32,127
Investment Companies 5.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	13,858	13,858
Total Short Term Investments (cost $45,985)		45,985
Total Investments 112.5% (cost $283,024)		288,346
Other Assets and Liabilities, Net (12.5)%		(32,006)
Total Net Assets 100.0%		256,340

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL iShares Tactical Growth Fund
INVESTMENT COMPANIES 96.3%
Alternative 5.6%
iShares Global Infrastructure ETF (a)	140	5,494
iShares U.S. Real Estate ETF (a)	80	5,998
		11,492
Domestic Equity 43.5%
iShares Core S&P 500 ETF	66	16,462
iShares Core S&P Mid-Cap ETF	91	15,153
iShares Morningstar Large-Cap Value ETF	224	21,598
iShares S&P SmallCap 600 Index ETF (a)	48	3,342
iShares U.S. Consumer Services ETF (a)	56	10,187
iShares U.S. Financial Services ETF	116	13,039
iShares U.S. Technology ETF (a)	61	9,819
		89,600
Domestic Fixed Income 13.3%
iShares 0-5 Year High Yield Corporate Bond ETF	49	2,200
iShares 1-3 Year Treasury Bond ETF	28	2,305
iShares Core Total U.S. Bond Market ETF	94	9,951
iShares Floating Rate Bond ETF (a)	131	6,581
iShares MBS ETF (a)	61	6,396
		27,433
Emerging Markets Equity 9.6%
iShares Core MSCI Emerging Markets ETF	338	15,950
iShares MSCI India ETF (a)	116	3,858
		19,808
Emerging Markets Fixed Income 2.5%
iShares JPMorgan USD Emerging Markets Bond ETF	49	5,080
Global Equity 8.0%
iShares Exponential Technologies ETF	493	16,394
International Equity 13.8%
iShares Core MSCI EAFE ETF	519	28,513
Total Investment Companies (cost $194,447)		198,320
SHORT TERM INVESTMENTS 6.6%
Securities Lending Collateral 2.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	6,004	6,004

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares	Value ($)
Investment Companies 3.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	7,555	7,555
Total Short Term Investments (cost $13,559)		13,559
Total Investments 102.9% (cost $208,006)		211,879
Other Assets and Liabilities, Net (2.9)%		(5,907)
Total Net Assets 100.0%		205,972

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/AQR Risk Parity Fund (a)
GOVERNMENT AND AGENCY OBLIGATIONS 45.8%
France 3.8%
France Government Inflation Indexed Bond
0.25%, 07/25/24, EUR (b)	211	259
0.10%, 03/01/25 - 03/01/28, EUR (b)	310	370
1.85%, 07/25/27, EUR (b)	167	232
0.70%, 07/25/30, EUR (b)	104	134
		995
Germany 6.4%
Deutsche Bundesrepublik Inflation Indexed Bond
0.10%, 04/15/23 - 04/15/26, EUR (b)	1,381	1,692
United Kingdom 7.5%
United Kingdom Inflation Indexed Bond
0.13%, 03/22/24 - 03/22/26, GBP (b)	1,372	1,998
United States of America 28.1%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 - 07/15/26 (b)	5,501	5,313
0.38%, 07/15/25 - 07/15/27 (b)	1,018	974
0.63%, 04/15/23 - 01/15/26 (b)	1,191	1,161
		7,448
Total Government And Agency Obligations (cost $12,456)		12,133
	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 49.5%
Investment Companies 32.4%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	5,377	5,377
JPMorgan U.S. Treasury Plus Money Market Fund - IM Class, 2.56% (d)	3,206	3,206
		8,583
Treasury Securities 17.1%
U.S. Treasury Bill
2.16%, 01/24/19 (e)	1,212	1,210
2.41%, 04/11/19 (e)	3,352	3,330
		4,540
Total Short Term Investments (cost $13,123)		13,123
Total Investments 95.3% (cost $25,579)		25,256
Other Derivative Instruments 0.0%		12
Other Assets and Liabilities, Net 4.7%		1,221
Total Net Assets 100.0%		26,489

(a) Consolidated Schedule of Investments.

(b) Treasury inflation indexed note, par amount is adjusted for inflation.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(e) The coupon rate represents the yield to maturity.

JNL/AQR Risk Parity Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
ASX SPI 200 Index	2	March 2019	AUD	276	(2)	1
Australia Commonwealth Treasury Bond, 10-Year	8	March 2019	AUD	1,049	3	9
Brent Crude Oil	9	April 2019		551	5	(65)
CAC40 10 Euro	3	January 2019	EUR	144	2	(2)
Canadian Government Bond, 10-Year	8	March 2019	CAD	1,060	—	25
Cattle Feeder	1	March 2019		71	—	2
Cocoa	2	March 2019		42	—	6
Coffee 'C'	6	March 2019		261	2	(32)
Corn	20	March 2019		377	(1)	(2)
Cotton No. 2	3	March 2019		117	—	(9)
E-Mini Russell 2000 Index	6	March 2019		428	2	(23)
Euro STOXX 50	10	March 2019	EUR	304	—	(7)
Euro-Bund	40	March 2019	EUR	6,486	—	63
FTSE 100 Index	5	March 2019	GBP	334	—	(1)
FTSE/JSE Top 40 Index	5	March 2019	ZAR	2,277	1	5
Gold 100 oz.	7	February 2019		866	(1)	31
Gold 100 oz.	1	April 2019		129	—	—
Japanese Government Bond, 10-Year	3	March 2019	JPY	455,791	—	15
KCBT Wheat	1	March 2019		27	—	(3)
KOSPI 200	3	March 2019	KRW	196,561	—	—
Lean Hogs	4	February 2019		101	1	(3)
Live Cattle	5	March 2019		242	(1)	6
LME Aluminum	7	March 2019		364	(41)	(41)
LME Copper	4	March 2019		621	(24)	(24)
LME Lead	1	March 2019		49	2	2
LME Nickel	1	March 2019		78	(14)	(14)
LME Zinc	3	March 2019		195	(10)	(10)
Low Sulphur Gas Oil	3	March 2019		168	5	(15)
MSCI Taiwan Index	9	January 2019		317	3	7
Natural Gas	5	March 2019		195	(15)	(52)
NY Harbor ULSD	3	March 2019		232	2	(22)
RBOB Gasoline	3	March 2019		184	—	(19)
S&P 500 E-Mini Index	33	March 2019		4,332	32	(198)
S&P MidCap 400 E-Mini Index	3	March 2019		523	5	(25)
S&P/Toronto Stock Exchange 60 Index	2	March 2019	CAD	352	1	(7)
Silver	4	March 2019		295	2	16
Soybean	8	March 2019		359	—	(1)
Soybean Meal	4	March 2019		124	(1)	—
Soybean Oil	6	March 2019		105	—	(4)
Sugar #11 (World Markets)	16	March 2019		206	(6)	10
Tokyo Price Index	5	March 2019	JPY	79,143	—	(40)
U.K. Long Gilt	11	March 2019	GBP	1,344	(2)	14
U.S. Treasury Note, 10-Year	142	March 2019		16,910	55	416

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/AQR Risk Parity Fund — Futures Contracts (continued)
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Wheat	7	March 2019	187	(3)	(11)
WTI Crude Oil	12	March 2019	630	1	(81)
				3	(83)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	CIT	03/20/19	BRL	1,500	384	(5)
BRL/USD	CIT	03/20/19	BRL	1,500	384	1
CLP/USD	CIT	03/20/19	CLP	34,100	49	—
CNH/USD	CIT	03/20/19	CNH	2,500	363	4
CZK/USD	CIT	03/20/19	CZK	1,200	54	—
EUR/USD	CIT	03/20/19	EUR	845	978	4
GBP/USD	CIT	03/20/19	GBP	130	156	—
HKD/USD	CIT	03/20/19	HKD	830	106	—
HUF/USD	CIT	03/20/19	HUF	150,600	541	5
INR/USD	CIT	03/20/19	INR	41,800	592	11
KRW/USD	CIT	03/20/19	KRW	304,624	274	(2)
KRW/USD	CIT	03/20/19	KRW	913,872	822	4
MXN/USD	CIT	03/20/19	MXN	20,806	1,052	45
PLN/USD	CIT	03/20/19	PLN	3,000	800	9
USD/BRL	CIT	03/20/19	BRL	(300)	(77)	—
USD/CHF	CIT	03/20/19	CHF	(23)	(23)	—
USD/CNH	CIT	03/20/19	CNH	(100)	(14)	—
USD/EUR	CIT	03/20/19	EUR	(5,152)	(5,936)	(35)
USD/EUR	CIT	03/20/19	EUR	(368)	(424)	1
USD/GBP	CIT	03/20/19	GBP	(1,688)	(2,162)	7
USD/HKD	CIT	03/20/19	HKD	(823)	(104)	—
USD/HUF	CIT	03/20/19	HUF	(37,600)	(135)	(1)
USD/HUF	CIT	03/20/19	HUF	(7,900)	(29)	—
USD/INR	CIT	03/20/19	INR	(3,900)	(55)	(1)
USD/INR	CIT	03/20/19	INR	(400)	(6)	—
USD/KRW	CIT	03/20/19	KRW	(101,200)	(91)	(1)
USD/KRW	CIT	03/20/19	KRW	(45,900)	(41)	—
USD/MXN	CIT	03/20/19	MXN	(1,200)	(60)	(1)
USD/MXN	CIT	03/20/19	MXN	(200)	(10)	—
USD/PLN	CIT	03/20/19	PLN	(700)	(187)	—
USD/ZAR	CIT	03/20/19	ZAR	(800)	(55)	2
ZAR/USD	CIT	03/20/19	ZAR	7,697	528	(20)
ZAR/USD	CIT	03/20/19	ZAR	1,100	76	—
					(2,250)	27

JNL/AQR Risk Parity Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
FUTURES
Hang Seng China Enterprises Index Future, Expiration January 2019	GSC	N/A	01/30/19	HKD	1,509	—	1
KOSPI 200 Future, Expiration March 2019	GSC	N/A	03/14/19	KRW	65,569	—	—
Bovespa Index Future, Expiration February 2019	MLP	N/A	02/13/19	BRL	905	—	(5)
Hang Seng China Enterprises Index Future, Expiration January 2019	MLP	N/A	01/30/19	HKD	4,504	—	5
Hang Seng Index Future, Expiration January 2019	MLP	N/A	01/30/19	HKD	1,283	—	1
KOSPI 200 Future, Expiration March 2019	MLP	N/A	03/14/19	KRW	131,179	—	—
Swiss Market Index Future, Expiration March 2019	MLP	N/A	03/15/19	CHF	253	—	(4)
						—	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/BlackRock Global Long Short Credit Fund *
COMMON STOCKS 0.6%
Germany 0.0%
Other Securities		17
Italy 0.0%
Other Securities		18
United States of America 0.6%
Other Securities		514
Total Common Stocks (cost $727)		549
WARRANTS 0.0%
United States of America 0.0%
Other Securities		6
Total Warrants (cost $8)		6
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.4%
Australia 0.1%
Other Securities		62
Canada 0.9%
Air Canada Pass-Through Trust
Series 2017-B-1, 3.70%, 01/15/26 (a)	825	784
Ireland 3.9%
Avoca CLO XIV DAC
Series FR-15X, 5.84%, (3M EURIBOR + 5.84%), 04/15/31, EUR (b) (c)	230	226
Avoca CLO XIV Ltd.
Series SUB-14X, 0.00%, 07/12/28, EUR (c) (d)	400	344
Avoca CLO XV Ltd.
Series M1-15X, 0.00%, 01/15/29, EUR (b) (c)	500	432
Other Securities		2,327
		3,329
Netherlands 1.1%
Avoca CLO XIV DAC
Series FR-14X, 6.35%, (3M EURIBOR + 6.35%), 01/12/31, EUR (b) (c)	300	306
Other Securities		670
		976
United Arab Emirates 0.2%
Other Securities		151
United Kingdom 0.5%
Paragon Mortgages No. 13 Plc
Series 13X-A2C, 2.62%, (3M USD LIBOR + 0.18%), 01/15/39 (b) (c)	470	431
United States of America 5.7%
American Airlines Pass-Through Trust
Series 2001-A-1-1, 6.98%, 05/23/21	332	345
Core Industrial Trust
Series 2015-G-CALW, REMIC, 3.85%, 02/10/22 (a) (b)	360	347
Series 2015-F-CALW, REMIC, 3.85%, 02/10/22 (a) (b)	380	374
GAHR Commercial Mortgage Trust
Series 2015-EFX-NRF, REMIC, 3.38%, 12/15/19 (a) (b)	705	692
Navient Private Education Loan Trust
Series 2015-A3-AA, 4.16%, (1M USD LIBOR + 1.70%), 07/15/24 (a) (b)	295	302
Series 2015-B-AA, 3.50%, 12/15/24 (a)	100	97
OneMain Financial Issuance Trust
Series 2015-B-2A, 3.10%, 01/18/19 (a)	62	62
Series 2015-A-1A, 3.19%, 03/18/26 (a)	56	56
Series 2015-B-1A, 3.85%, 03/18/26 (a)	290	291
SLM Private Education Loan Trust
Series 2013-B-B, 3.00%, 12/15/19 (a)	360	358
SMB Private Education Loan Trust
Series 2015-B-C, 3.50%, 03/15/26 (a)	775	757
US Airways Pass-Through Trust
Series 2012-B-1, 8.00%, 10/01/19	151	155
Other Securities		1,005
		4,841
Total Non-U.S. Government Agency Asset-Backed Securities (cost $11,174)		10,574
	Shares/Par[1]	Value ($)
CORPORATE BONDS AND NOTES 52.3%
Brazil 0.0%
Other Securities		13
Canada 3.8%
Bombardier Inc.
8.75%, 12/01/21 (a)	1,340	1,380
5.75%, 03/15/22 (a)	2	2
6.13%, 01/15/23 (a)	26	24
7.50%, 12/01/24 (a)	11	10
First Quantum Minerals Ltd.
7.00%, 02/15/21 (a)	665	638
7.25%, 04/01/23 (a)	600	528
Other Securities		632
		3,214
Cayman Islands 0.0%
Other Securities		8
China 0.1%
Other Securities		101
Denmark 0.5%
Danske Bank A/S
5.88%, (callable at 100 beginning 04/06/22), EUR (c) (e)	200	229
7.00%, (callable at 100 beginning 06/26/25) (c) (e)	200	180
		409
Finland 0.0%
Other Securities		6
France 1.3%
BNP Paribas Cardif SA
4.03%, (callable at 100 beginning 11/25/25), EUR (c) (e)	100	113
BNP Paribas SA
6.13%, (callable at 100 beginning 06/17/22), EUR (c) (e)	270	321
Other Securities		633
		1,067
Germany 1.6%
Unitymedia GmbH
3.75%, 01/15/27, EUR (c)	600	704
Other Securities		665
		1,369
Hong Kong 0.3%
Hongkong & Shanghai Banking Corp. Ltd.
2.75%, (callable at 100 beginning 01/27/19) (e)	380	257
Ireland 0.4%
Other Securities		383
Israel 0.1%
Other Securities		76
Italy 2.0%
Telecom Italia SpA
1.13%, 03/26/22, EUR (c) (f)	500	534
Other Securities		1,193
		1,727
Japan 0.3%
Other Securities		256
Luxembourg 3.7%
Altice Financing SA
7.50%, 05/15/26 (a)	600	548
Altice Finco SA
7.63%, 02/15/25 (a)	200	166
Altice SA
7.75%, 05/15/22 (a)	200	182
Intelsat Jackson Holdings Ltd.
8.00%, 02/15/24 (a)	65	67
Intelsat Jackson Holdings SA
5.50%, 08/01/23	7	6
8.50%, 10/15/24 (a)	1,422	1,372
9.75%, 07/15/25 (a)	443	446
Other Securities		332
		3,119

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Netherlands 2.9%
ABN AMRO Bank NV
4.75%, (callable at 100 begininng 09/22/27), EUR (c) (e)	200	199
5.75%, (callable at 100 beginning 09/22/20), EUR (c) (e)	200	234
UPC Holding BV
5.50%, 01/15/28 (a)	200	182
3.88%, 06/15/29, EUR (c)	400	424
Other Securities		1,478
		2,517
Portugal 1.5%
Banco Espirito Santo SA
0.00%, 05/08/17, EUR (c) (g) (h) (i)	400	135
0.00%, 01/15/18, EUR (c) (g) (h) (i)	1,200	406
0.00%, 01/21/19, EUR (c) (g) (h) (i)	2,200	743
		1,284
Singapore 0.5%
Other Securities		404
Spain 1.1%
Bankia SA
6.00%, (callable at 100 beginning 07/18/22), EUR (c) (e)	200	215
6.38%, (callable at 100 beginning 09/19/23), EUR (c) (e)	200	216
4.00%, 05/22/24, EUR (b) (c)	100	115
Other Securities		353
		899
Sweden 0.2%
Other Securities		193
Switzerland 0.0%
Other Securities		2
Turkey 0.3%
Other Securities		234
United Arab Emirates 0.2%
Other Securities		158
United Kingdom 3.9%
HBOS Capital Funding LP
6.85%, (callable at 100 beginning 03/23/19) (c) (e)	330	329
HSBC Holdings Plc
5.25%, (callable at 100 beginning 09/16/22), EUR (c) (e) (f)	200	227
Lloyds Banking Group Plc
6.41%, (callable at 100 beginning 10/01/35) (a) (e)	100	98
6.66%, (callable at 100 beginning 05/21/37) (a) (e)	200	198
Neptune Energy Bondco Plc
6.63%, 05/15/25 (a)	460	428
Tullow Oil Jersey Ltd.
6.63%, 07/12/21 (c) (f)	200	217
Tullow Oil Plc
6.25%, 04/15/22 (a)	300	288
Other Securities		1,583
		3,368
United States of America 27.6%
Advanced Micro Devices Inc.
7.50%, 08/15/22	775	830
Arch Merger Sub Inc.
8.50%, 09/15/25 (a)	830	747
Avantor Inc.
6.00%, 10/01/24 (a)	389	382
9.00%, 10/01/25 (a)	376	376
Broadcom Corp.
2.38%, 01/15/20	140	138
2.20%, 01/15/21	260	252
3.00%, 01/15/22	290	279
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (a)	33	31
CenturyLink Inc.
6.45%, 06/15/21	635	633
	Shares/Par[1]	Value ($)
6.75%, 12/01/23	260	250
7.50%, 04/01/24	240	233
CommScope Inc.
5.00%, 06/15/21 (a)	220	218
5.50%, 06/15/24 (a)	495	453
CSC Holdings LLC
10.13%, 01/15/23 (a)	750	808
Dell EMC
5.88%, 06/15/21 (a)	665	666
DJO Finco LLC
8.13%, 06/15/21 (a)	196	202
Embarq Corp.
8.00%, 06/01/36	34	31
Freeport-McMoRan Inc.
3.10%, 03/15/20	200	195
4.00%, 11/14/21	390	379
3.55%, 03/01/22	220	208
Gates Global LLC
6.00%, 07/15/22 (a)	11	11
HCA Inc.
6.50%, 02/15/20	380	389
4.75%, 05/01/23	140	138
5.88%, 05/01/23	370	375
5.25%, 04/15/25	64	64
Italics Merger Sub Inc.
7.13%, 07/15/23 (a)	1,350	1,316
LGE HoldCo VI BV
7.13%, 05/15/24, EUR (c)	170	204
Navient Corp.
6.75%, 06/25/25	3	3
6.75%, 06/15/26	5	4
NCR Corp.
5.00%, 07/15/22	200	189
6.38%, 12/15/23	700	678
Prime Security Services Borrower LLC
9.25%, 05/15/23 (a)	756	779
RBS Global Inc.
4.88%, 12/15/25 (a)	8	7
Sprint Capital Corp.
8.75%, 03/15/32	4	4
Sprint Corp.
7.88%, 09/15/23	390	400
7.13%, 06/15/24	430	425
7.63%, 02/15/25	26	26
Sprint Nextel Corp.
6.00%, 11/15/22	225	221
Tesla Inc.
5.30%, 08/15/25 (a)	615	535
TransDigm Inc.
6.50%, 07/15/24	440	428
Valeant Pharmaceuticals International Inc.
5.88%, 05/15/23 (a)	8	7
9.00%, 12/15/25 (a)	556	554
9.25%, 04/01/26 (a)	490	492
8.50%, 01/31/27 (a)	391	379
Xerox Corp.
5.63%, 12/15/19	80	81
2.80%, 05/15/20	210	203
4.50%, 05/15/21	80	78
3.63%, 03/15/23 (j)	658	591
Other Securities		7,666
		23,558
Total Corporate Bonds And Notes (cost $50,039)		44,622
SENIOR LOAN INTERESTS 15.7%
Canada 0.1%
Other Securities		64
Luxembourg 0.0%
Intelsat Jackson Holdings SA
Term Loan B-4, 7.01%, (3M LIBOR + 4.50%), 01/14/24 (b)	39	38
United States of America 15.6%
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (b)	96	90

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Catalent Pharma Solutions Inc.
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 05/08/21 (b)	6	6
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (b)	95	88
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 (b)	8	8
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 (b)	15	15
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 (b)	10	10
Term Loan B, 0.00%, (3M LIBOR + 2.75%), 02/03/24 (b) (k)	130	123
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/03/24 (b)	29	27
DJO Finance LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 06/27/20 (b)	45	44
Term Loan, 5.65%, (3M LIBOR + 3.25%), 06/27/20 (b)	45	44
Gentiva Health Services Inc.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.75%), 06/20/25 (b)	811	785
2nd Lien Term Loan, 9.56%, (3M LIBOR + 7.00%), 06/21/26 (b) (l)	513	511
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20	1,594	1,630
Informatica LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 08/05/22 (b)	508	492
Term Loan, 5.59%, (3M LIBOR + 3.25%), 08/06/22 (b)	140	136
McAfee LLC
Term Loan B, 6.10%, (3M LIBOR + 3.75%), 09/30/24 (b)	1,429	1,387
Term Loan, 10.85%, (3M LIBOR + 8.50%), 09/30/25 (b)	1,398	1,384
Quintiles IMS Inc.
Term Loan, 2.75%, (3M LIBOR + 2.00%), 03/07/24, EUR (b)	990	1,127
TransDigm Inc.
Term Loan F, 5.02%, (1M LIBOR + 2.50%), 06/09/23 (b)	48	45
Unitymedia Finance LLC
Term Loan B, 4.71%, (3M LIBOR + 2.25%), 09/30/25 (b)	40	39
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (b)	68	64
VeriFone Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.00%), 08/09/25 (b)	457	441
Term Loan, 10.64%, (3M LIBOR + 8.00%), 08/15/26 (b)	241	237
Other Securities		4,543
		13,276
Total Senior Loan Interests (cost $13,872)		13,378
GOVERNMENT AND AGENCY OBLIGATIONS 2.0%
Argentina 0.1%
Other Securities		117
Belarus 0.3%
Other Securities		204
Croatia 0.3%
Other Securities		253
Egypt 0.1%
Other Securities		104
Indonesia 0.3%
Other Securities		241
Kazakhstan 0.2%
Other Securities		132
	Shares/Par[1]	Value ($)
Russian Federation 0.2%
Other Securities		203
Ukraine 0.1%
Other Securities		94
United States of America 0.4%
Other Securities		300
Venezuela 0.0%
Other Securities		30
Total Government And Agency Obligations (cost $1,750)		1,678
OTHER EQUITY INTERESTS 0.0%
United States of America 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 8.9%
Repurchase Agreements 8.9%
Repurchase Agreements (m)		7,610
Total Short Term Investments (cost $7,621)		7,610
Total Investments 91.9% (cost $85,191)		78,417
Total Securities Sold Short (8.7)% (proceeds $7,627)		(7,437)
Total Purchased Options 0.3% (cost $346)		236
Other Derivative Instruments (1.1)%		(910)
Other Assets and Liabilities, Net 17.6%		15,001
Total Net Assets 100.0%		85,307

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $24,161 and 28.3%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(d) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) Convertible security.

(g) Non-income producing security.

(h) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.5% of the Fund’s net assets.

(i) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(j) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(k) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(l) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(m) For repurchase agreements held at December 31, 2018, see Repurchase Agreements in the Schedules of Investments.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (8.7%)
CORPORATE BONDS AND NOTES (7.6%)
Canada (0.3%)
Bombardier Inc.
7.50%, 03/15/25 (a)	(265)	(253)
Denmark (0.1%)
ISS Global A/S
1.50%, 08/31/27, EUR (b)	(100)	(111)
France (0.6%)
Auchan Holding SA
2.25%, 04/06/23, EUR (b) (c)	(100)	(116)
Autoroutes du Sud de la France SA
1.38%, 01/22/30, EUR (b)	(100)	(112)
Engie SA
2.38%, 05/19/26, EUR (b)	(100)	(125)
1.38%, 06/22/28, EUR (b)	(100)	(115)
		(468)
Luxembourg (0.6%)
Altice Luxembourg SA
7.25%, 05/15/22, EUR (b)	(320)	(344)
Intelsat Connect Finance SA
9.50%, 02/15/23 (a)	(80)	(69)
Intelsat Luxembourg SA
8.13%, 06/01/23	(95)	(74)
		(487)
Netherlands (0.1%)
NN Group NV
4.63%, 01/13/48, EUR (b)	(100)	(118)
Spain (0.6%)
Gestamp Automocion SA
3.25%, 04/30/26, EUR (b)	(200)	(210)
Naviera Armas SA
4.25%, (3M EURIBOR + 4.25%), 11/15/24, EUR (b) (d)	(200)	(216)
Telefonica Emisiones SAU
2.93%, 10/17/29, EUR (b)	(100)	(121)
		(547)
United States of America (4.9%)
Allergan Funding SCS
2.13%, 06/01/29, EUR	(100)	(110)
Carrizo Oil & Gas Inc.
6.25%, 04/15/23	(109)	(101)
Change Healthcare Holdings Inc.
5.75%, 03/01/25 (a)	(100)	(94)
Chesapeake Energy Corp.
8.00%, 06/15/27	(117)	(99)
CommScope Technologies LLC
5.00%, 03/15/27 (a)	(71)	(58)
Dell EMC
6.02%, 06/15/26 (a) (c)	(210)	(212)
Discovery Communications LLC
3.95%, 03/20/28	(130)	(121)
Ford Motor Co.
4.35%, 12/08/26	(480)	(429)
Ford Motor Credit Co. LLC
4.14%, 02/15/23	(400)	(381)
Freeport-McMoRan Inc.
5.45%, 03/15/43	(200)	(155)
General Electric Co.
5.00%, (Callable at 100 beginning 01/21/21) (e)	(44)	(34)
HCA Inc
5.63%, 09/01/28	(170)	(165)
Infor US Inc.
6.50%, 05/15/22	(191)	(186)
Johnson & Johnson
3.75%, 03/03/47	(265)	(255)
Kennametal Inc.
3.88%, 02/15/22	(38)	(38)
	Shares/Par[1]	Value ($)
Mylan NV
3.13%, 11/22/28, EUR (b)	(100)	(116)
Netflix Inc.
5.88%, 11/15/28 (a)	(270)	(263)
QEP Resources Inc.
5.25%, 05/01/23	(68)	(61)
Refinitiv US Holdings Inc.
8.25%, 11/15/26 (a)	(280)	(257)
SM Energy Co.
5.63%, 06/01/25	(105)	(92)
6.75%, 09/15/26	(100)	(90)
Sprint Capital Corp.
6.88%, 11/15/28	(408)	(387)
Sprint Corp.
7.63%, 03/01/26	(75)	(76)
Tenet Healthcare Corp.
6.75%, 06/15/23	(80)	(75)
Thermo Fisher Scientific Inc.
1.95%, 07/24/29, EUR	(100)	(113)
Whiting Petroleum Corp.
6.63%, 01/15/26	(102)	(88)
Zimmer Biomet Holdings Inc.
2.43%, 12/13/26, EUR (c)	(100)	(118)
		(4,174)
Zambia (0.4%)
First Quantum Minerals Ltd.
7.50%, 04/01/25 (a)	(200)	(168)
6.88%, 03/01/26 (a)	(200)	(162)
		(330)
Total Corporate Bonds And Notes (proceeds $6,695)		(6,488)
GOVERNMENT AND AGENCY OBLIGATIONS (1.1%)
Spain (0.5%)
Spain Government Bond
0.35%, 07/30/23, EUR	(350)	(402)
United States of America (0.6%)
U.S. Treasury Bond
3.00%, 08/15/48	(301)	(301)
U.S. Treasury Note
2.88%, 11/30/25	(165)	(168)
3.13%, 11/15/28	(75)	(78)
		(547)
Total Government And Agency Obligations (proceeds $932)		(949)
Total Securities Sold Short (8.7%) (proceeds $7,627)		(7,437)

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $1,536 and 1.8%, respectively.

(b) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(c) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) Perpetual security. Next contractual call date presented, if applicable.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
iShares iBoxx USD High Yield Corporate Bond ETF	—	3,362	3,345	—	(17)	—	—	—
iShares iBoxx USD Investment Grade Corporate Bond ETF	—	692	688	2	(4)	—	—	—
	—	4,054	4,033	2	(21)	—	—	—

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
APS	U.S. Treasury Bond, 3.00%, due 08/15/48	301	301	2.95	12/31/18	01/01/19	302	302	302
APS	U.S. Treasury Note, 3.13%, due 11/15/28	75	78	2.45	12/31/18	01/01/19	78	78	78
APS	U.S. Treasury Note, 2.88%, due 11/30/25	165	168	2.85	12/31/18	01/01/19	168	168	168
BBP	Thermo Fisher Scientific Inc, 1.95%, due 07/24/29, EUR	100	113	-0.90	08/20/18	Open	116	101	116
BBP	Allergan Funding SCS, 2.13%, due 06/01/29, EUR	100	110	-0.85	08/21/18	Open	114	100	114
BBP	Zimmer Biomet Holdings Inc, 2.43%, due 12/13/26, EUR	100	118	-0.90	08/21/18	Open	122	107	122
BBP	Gestamp Automocion SA, 3.25%, due 04/30/26, EUR	200	210	-0.90	08/28/18	Open	228	199	228
BBP	Autoroutes du Sud de la France SA, 1.38%, due 01/22/30, EUR	100	112	-1.00	09/07/18	Open	113	99	113
BBP	Spain Government Bond, 0.35%, due 07/30/23, EUR	350	402	-0.60	10/31/18	Open	398	347	398
BBP	Auchan Holding SA, 2.25%, due 04/06/23, EUR	100	116	-1.55	12/07/18	Open	117	102	117
BCL	Intelsat Luxembourg SA, 8.13%, due 06/01/23	95	74	1.00	11/14/18	Open	85	85	85
BCL	First Quantum Minerals Ltd, 6.88%, due 03/01/26	200	162	1.70	12/14/18	Open	174	174	174
BCL	Refinitiv US Holdings Inc., 8.25%, due 11/15/26	280	257	1.85	12/18/18	Open	267	267	267
BCL	SM Energy Co., 6.75%, due 09/15/26	100	90	-0.25	12/19/18	Open	96	96	96
BCL	Johnson & Johnson, 3.75%, due 03/03/47	132	127	2.05	12/20/18	Open	129	129	129
BCL	Carrizo Oil & Gas Inc., 6.25%, due 04/15/23	109	101	0.35	12/21/18	Open	103	103	103
BCL	Change Healthcare Holdings Inc., 5.75%, due 03/01/25	100	94	2.05	12/24/18	Open	95	95	95
BCL	Intelsat Connect Finance SA, 9.50%, due 02/15/23	80	69	2.05	12/24/18	Open	67	67	67
BCL	Infor US Inc., 6.50%, due 05/15/22	191	186	2.05	12/26/18	Open	185	185	185
CGM	Dell EMC, 6.02%, due 06/15/26	210	212	1.85	12/10/18	Open	220	220	220
CGM	Kennametal Inc., 3.88%, due 02/15/22	38	38	1.75	12/13/18	Open	38	38	38
CGM	General Electric Co., 5.00%, due 12/31/49	44	34	2.05	12/20/18	Open	35	35	35
CGM	First Quantum Minerals Ltd., 7.50%, due 04/01/25	200	168	2.05	12/21/18	Open	167	167	167
CGM	Sprint Capital Corp., 6.88%, due 11/15/28	408	387	2.05	12/24/18	Open	389	389	389
CGM	Sprint Corp., 7.63%, due 03/01/26	75	76	1.75	12/24/18	Open	76	76	76
CGM	Discovery Communications LLC, 3.95%, due 03/20/28	130	121	2.05	12/26/18	Open	121	121	121
CGM	CommScope Technologies LLC, 5.00%, due 03/15/27	71	58	2.05	12/28/18	Open	58	58	58
JPM	Altice Luxembourg SA, 7.25%, due 05/15/22, EUR	110	118	-1.35	07/25/18	Open	133	116	133
JPM	Telefonica Emisiones SAU, 2.93%, due 10/17/29, EUR	100	121	-1.10	08/09/18	Open	128	112	128
JPM	Mylan NV, 3.13%, due 11/22/28, EUR	100	116	-0.80	08/09/18	Open	121	106	121
JPM	Altice Luxembourg SA, 7.25%, due 05/15/22, EUR	100	108	-2.60	08/15/18	Open	116	102	116
JPM	ISS Global A/S, 1.50%, due 08/31/27, EUR	100	111	-0.85	08/20/18	Open	115	101	115
JPM	NN Group NV, 4.63%, due 01/13/48, EUR	100	118	-0.80	09/04/18	Open	126	110	126
JPM	Naviera Armas SA, 4.25%, due 11/15/24, EUR	200	216	-1.70	09/21/18	Open	225	197	225
JPM	Altice Luxembourg SA, 7.25%, due 05/15/22, EUR	110	118	-2.70	12/04/18	Open	127	111	127
JPM	Engie SA, 2.38%, due 05/19/26, EUR	100	125	-0.85	12/07/18	Open	127	111	127

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
JPM	Engie SA, 1.38%, due 06/22/28, EUR	100	115	-0.85	12/07/18	Open	116	101	116
RBC	Ford Motor Co., 4.35%, due 12/08/26	480	429	1.85	11/14/18	Open	444	444	444
RBC	Ford Motor Credit Co. LLC, 4.14%, due 02/15/23	400	381	1.90	12/03/18	Open	385	385	385
RBC	SM Energy Co., 5.63%, due 06/01/25	105	92	0.00	12/19/18	Open	96	96	96
RBC	Chesapeake Energy Corp, 8.00%, due 06/15/27	117	99	1.25	12/20/18	Open	102	102	102
RBC	Johnson & Johnson, 3.75%, due 03/03/47	133	128	2.10	12/20/18	Open	130	130	130
RBC	Bombardier Inc., 7.50%, due 03/15/25	265	253	2.10	12/21/18	Open	254	254	254
RBC	QEP Resources Inc., 5.25%, due 05/01/23	68	61	2.10	12/24/18	Open	62	62	62
RBC	Netflix Inc, 5.88%, due 11/15/28	270	263	2.10	12/26/18	Open	262	262	262
RBC	Tenet Healthcare Corp., 6.75%, due 06/15/23	80	75	1.00	12/26/18	Open	74	74	74
RBC	Whiting Petroleum Corp., 6.63%, due 01/15/26	102	88	2.10	12/26/18	Open	90	90	90
RBC	Freeport-McMoRan Inc., 5.45%, due 03/15/43	200	155	2.10	12/26/18	Open	151	151	151
RBC	HCA Inc, 5.63%, due 09/01/28	170	165	2.10	12/26/18	Open	165	165	165
									7,610

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
ABN AMRO Bank NV, 4.75%, callable at 100 begininng 09/22/27	09/29/17	259	199	0.2
ABN AMRO Bank NV, 5.75%, callable at 100 beginning 09/22/20	09/16/15	245	234	0.3
Adler Real Estate AG, 3.00%, 04/27/26	04/23/18	242	210	0.2
Altice Finco SA, 4.75%, 01/15/28	10/06/17	296	237	0.3
Altice Luxembourg SA, 7.25%, 05/15/22	12/15/17	(394)	(344)	(0.4)
Aqueduct European CLO II DAC, Series 2017-B1-2X, 1.20%, 10/15/30	11/13/17	191	183	0.2
Ardonagh Midco 3 Plc, 8.38%, 07/15/23	06/07/17	273	215	0.2
Arrow Global Finance Plc, 5.13%, 09/15/24	10/09/18	249	228	0.3
Ascent Resources - Marcellus LLC	05/07/18	16	15	—
Ascent Resources LLC - 2nd Lien B	05/07/18	3	2	—
Ascent Resources LLC - 2nd Lien A	05/07/18	5	4	—
Auchan Holding SA, 2.25%, 04/06/23	12/10/18	(115)	(116)	(0.1)
Autoroutes du Sud de la France SA, 1.38%, 01/22/30	08/10/18	(115)	(112)	(0.1)
Avis Budget Car Rental LLC, 4.75%, 01/30/26	09/28/18	322	302	0.4
Avoca CLO XIV DAC, Series FR-14X, 6.35%, 01/12/31	10/20/17	336	306	0.4
Avoca CLO XIV DAC, Series FR-15X, 5.84%, 04/15/31	02/12/18	271	226	0.3
Avoca CLO XIV Ltd., Series SUB-14X, 0.00%, 07/12/28	05/19/15	417	344	0.4
Avoca CLO XV Ltd., Series M1-15X, 0.00%, 01/15/29	09/29/15	487	432	0.5
Banco Espirito Santo SA, 0.00%, 05/08/17	05/08/15	525	135	0.2
Banco Espirito Santo SA, 0.00%, 01/15/18	01/15/15	1,503	406	0.5
Banco Espirito Santo SA, 0.00%, 01/21/19	01/21/15	2,415	743	0.9
Banco Santander SA, 6.25%, callable at 100 beginning 03/12/19	01/12/15	110	109	0.1
Bank of Ireland, 7.38%, callable at 100 beginning 06/18/20	03/11/16	265	238	0.3
Bankia SA, 6.00%, callable at 100 beginning 07/18/22	10/30/17	241	215	0.3
Bankia SA, 6.38%, callable at 100 beginning 09/19/23	09/11/18	234	216	0.3
Bankia SA, 4.00%, 05/22/24	04/22/15	107	115	0.1
Bilbao CLO I DAC, Series A2A-1X, 1.30%, 07/20/31	05/01/18	362	336	0.4
BMW Finance NV, 0.25%, 01/14/22	11/09/18	85	85	0.1
BNP Paribas Cardif SA, 4.03%, callable at 100 beginning 11/25/25	11/25/15	136	113	0.1
BNP Paribas SA, 6.13%, callable at 100 beginning 06/17/22	02/09/18	352	321	0.4
Boparan Finance Plc, 4.38%, 07/15/21	02/15/15	105	82	0.1
Cable & Wireless International Finance NV, 8.63%, 03/25/19	11/30/18	26	26	—
Cadogan Square CLO XI DAC, Series C-11X, 1.85%, 02/15/31	06/05/18	117	111	0.1
Cairn CLO IX BV, Series 2018-B1-9X, 1.00%, 03/21/32	02/01/18	248	219	0.3
Capital Stage Finance BV, 5.25%, callable at 100 begininng 09/13/23	09/07/17	119	113	0.1
Credit Agricole Assurances SA, 4.50%, callable at 100 beginning 10/14/25	02/28/18	136	114	0.1
Credit Agricole SA, 6.50%, callable at 100 beginning 06/23/21	07/11/16	269	233	0.3
Croatia Government International Bond, 3.88%, 05/30/22	05/30/15	233	253	0.3
CVC Cordatus Loan Fund VI Ltd., Series SUB-6X, 0.00%, 04/16/29	08/01/17	510	328	0.4
Danske Bank A/S, 5.88%, callable at 100 beginning 04/06/22	12/13/17	259	229	0.3
Danske Bank A/S, 7.00%, callable at 100 beginning 06/26/25	10/04/18	191	180	0.2
Delta Lloyd NV, 4.38%, callable at 100 beginning 06/13/24	10/11/17	265	230	0.3
DP World Ltd., 2.38%, 09/25/26	11/02/18	160	158	0.2
Dryden LVI Euro CLO BV, Series 2017-E-56X, 4.72%, 01/15/32	11/03/17	119	108	0.1
Dryden XLVI Euro CLO BV, Series 2016-E-46X, 5.75%, 01/15/30	09/19/16	109	119	0.1
Egypt Government International Bond, 4.75%, 04/16/26	11/02/18	107	104	0.1
Electricite de France SA, 4.13%, callable at 100 beginning 01/22/22	07/06/17	118	117	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
ELM BV, 3.38%, 09/29/47	03/31/17	128	112	0.1
Engie SA, 2.38%, 05/19/26	12/10/18	(124)	(125)	(0.1)
Engie SA, 1.38%, 06/22/28	12/10/18	(114)	(115)	(0.1)
European Topsoho SARL, 4.00%, 09/21/21	09/17/18	116	101	0.1
Garfunkelux Holdco 2 SA, 11.00%, 11/01/23	10/08/18	132	95	0.1
Gestamp Automocion SA, 3.25%, 04/30/26	05/16/18	(233)	(210)	(0.2)
Halcyon Loan Advisors Funding Ltd., Series 2018-B1-1X, 1.48%, 10/18/31	06/18/18	232	224	0.3
HBOS Capital Funding LP, 6.85%, callable at 100 beginning 03/23/19	03/23/15	330	329	0.4
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	03/13/18	305	280	0.3
HSBC Holdings Plc, 5.25%, callable at 100 beginning 09/16/22	08/10/17	246	227	0.3
Indonesia Government International Bond, 2.88%, 07/08/21	07/08/15	234	241	0.3
Intesa Sanpaolo SpA, 7.75%, callable at 100 beginning 01/11/27	01/06/17	259	239	0.3
ISS Global A/S, 1.50%, 08/31/27	08/21/18	(113)	(111)	(0.1)
Jerrold Finco Plc, 6.25%, 09/15/21	09/28/17	144	125	0.1
Kazakhstan Government International Bond, 1.55%, 11/09/23	11/06/18	131	132	0.2
LGE HoldCo VI BV, 7.13%, 05/15/24	01/13/15	211	204	0.2
Mulhacen Pte Ltd., 6.50%, 08/01/23	08/02/18	426	404	0.5
Mylan NV, 3.13%, 11/22/28	08/10/18	(118)	(116)	(0.1)
Naviera Armas SA, 4.25%, 11/15/24	06/11/18	(230)	(216)	(0.3)
Nidda BondCo GmbH, 7.25%, 09/30/25	11/30/18	111	113	0.1
NN Group NV, 4.63%, 01/13/48	05/31/18	(125)	(118)	(0.1)
OCP Euro CLO DAC, Series 2017-E-2X, 5.00%, 01/15/32	11/07/17	114	106	0.1
OCP Euro CLO DAC, Series 2017-F-2X, 6.40%, 01/15/32	11/07/17	108	103	0.1
Ozlme II DAC, Series E-2X, 4.90%, 10/15/30	08/04/17	115	107	0.1
Ozlme III DAC, Series SUB-3X, 0.00%, 02/24/20	12/08/17	222	177	0.2
Paragon Mortgages No. 13 Plc, Series 13X-A2C, 2.62%, 01/15/39	01/15/15	423	431	0.5
Petroleos de Venezuela SA, 0.00%, 11/15/26	05/15/15	89	21	—
Petroleos de Venezuela SA, 0.00%, 05/17/35	11/17/17	16	9	—
Platin 1426 GmbH, 5.38%, 06/15/23	12/08/17	160	142	0.2
Refinitiv US Holdings Inc., 4.50%, 05/15/26	09/19/18	199	191	0.2
Refinitiv US Holdings Inc., 6.88%, 11/15/26	09/19/18	114	106	0.1
Republic of Belarus International Bond, 6.88%, 02/28/23	11/01/17	211	204	0.2
Rockford Tower CLO Ltd., Series 2018-A1-1X, 1.03%, 12/20/31	10/26/18	398	399	0.5
Rossini SARL, 6.75%, 10/30/25	10/15/18	259	254	0.3
Russia Government International Bond, 5.00%, 04/29/20	04/20/16	204	203	0.2
SAP SE, 1.25%, 03/10/28	12/04/18	112	115	0.1
Schumann SpA, 7.00%, 07/31/23	10/17/17	242	229	0.3
Shop Direct Funding Plc, 7.75%, 11/15/22	10/30/17	378	306	0.4
Smurfit Kappa Acquisitions Unltd. Co., 2.38%, 02/01/24	10/23/18	119	115	0.1
Takeda Pharmaceutical Co. Ltd., 0.78%, 11/21/22	11/16/18	255	256	0.3
Telecom Italia SpA, 1.13%, 03/26/22	01/30/17	522	534	0.6
Telefonica Emisiones SAU, 2.93%, 10/17/29	08/10/18	(125)	(121)	(0.1)
Telefonica Europe BV, 5.88%, callable at 100 beginning 03/31/24	03/30/15	271	244	0.3
Tesco Plc, 5.13%, 04/10/47	07/25/18	147	128	0.1
Tullow Oil Jersey Ltd., 6.63%, 07/12/21	07/07/16	237	217	0.3
Ukraine Government International Bond, 7.75%, 09/01/21	02/10/17	102	94	0.1
UniCredit SpA, 9.25%, callable at 100 beginning 06/03/22	12/20/16	263	307	0.4
Unitymedia GmbH, 3.75%, 01/15/27	10/27/15	743	704	0.8
UPC Holding BV, 3.88%, 06/15/29	02/06/18	451	424	0.5
Vodafone Group Plc, 0.00%, 11/26/20	05/01/17	140	123	0.1
Vodafone Group Public Ltd. Co., 6.25%, 10/03/78	09/27/18	197	186	0.2
Volvo Car AB, 2.00%, 01/24/25	04/17/18	214	193	0.2
Ziggo Bond Finance BV, 4.63%, 01/15/25	01/16/15	111	111	0.1
Ziggo Secured Finance BV, 4.25%, 01/15/27	03/16/18	113	112	0.1
		21,486	16,866	19.8

JNL/BlackRock Global Long Short Credit Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro-Bobl	(3)	March 2019	EUR	(397)	—	(1)
Euro-Bund	(11)	March 2019	EUR	(1,785)	—	(16)
Euro-Schatz	(1)	March 2019	EUR	(112)	—	—
S&P 500 E-Mini Index	2	March 2019		267	2	(16)
U.S. Treasury Note, 10-Year	3	March 2019		357	1	9
					3	(24)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Long Short Credit Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	1.89	(S)	09/11/19	290	—	2
3M LIBOR (Q)	Receiving	1.78	(S)	12/23/19	340	—	3
3M LIBOR (Q)	Receiving	1.67	(S)	02/13/20	80	—	1
3M LIBOR (Q)	Receiving	1.69	(S)	02/20/20	250	—	3
3M LIBOR (Q)	Receiving	1.65	(S)	04/20/20	800	—	11
3M LIBOR (Q)	Receiving	1.69	(S)	05/29/20	480	—	7
3M LIBOR (Q)	Receiving	1.54	(S)	11/04/20	720	—	14
3M LIBOR (Q)	Receiving	3.09	(S)	11/16/21	120	—	(2)
3M LIBOR (Q)	Receiving	1.91	(S)	02/13/22	130	—	3
3M LIBOR (Q)	Receiving	1.80	(S)	04/02/22	180	—	4
3M LIBOR (Q)	Receiving	1.86	(S)	04/20/22	250	—	6
3M LIBOR (Q)	Receiving	3.15	(S)	11/16/23	900	(2)	(23)
3M LIBOR (Q)	Receiving	1.92	(S)	01/22/25	300	(1)	12
3M LIBOR (Q)	Receiving	2.01	(S)	10/23/25	680	(2)	27
3M LIBOR (Q)	Receiving	2.20	(S)	04/20/27	110	—	4
3M LIBOR (Q)	Receiving	2.20	(S)	04/20/27	120	(1)	4
3M LIBOR (Q)	Paying	1.44	(S)	01/22/20	240	—	(3)
						(6)	73

JNL/BlackRock Global Long Short Credit Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.HY.30 (Q)	5.00	06/20/23	980	(30)	(1)	30
CDX.NA.HY.31 (Q)	5.00	12/20/23	1,095	(22)	(1)	15
CDX.NA.IG.31 (Q)	1.00	12/20/23	1,500	(8)	—	15
iTraxx Europe Crossover Series 30 (Q)	5.00	12/20/23	1,026	(75)	(4)	—
iTraxx Europe Series 30 (Q)	1.00	12/20/23	1,170	(8)	(1)	5
				(143)	(7)	65

JNL/BlackRock Global Long Short Credit Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Futures Options
10-Year U.S. Treasury Note Future, Expiration March 2019	Put		120.00	02/22/19	5	1
10-Year U.S. Treasury Note Future, Expiration March 2019	Put		119.50	02/22/19	10	1
10-Year U.S. Treasury Note Future, Expiration March 2019	Put		117.00	02/22/19	5	—
						2
Index Options
Euro Stoxx 50 Index	Call	EUR	3,500.00	01/18/19	7	—
Euro Stoxx 50 Index	Put	EUR	3,100.00	01/18/19	9	13
						13
Options on Securities
Advanced Micro Devices Inc.	Put		15.00	04/18/19	25	3
Bausch Health Cos. Inc.	Put		19.00	01/18/19	25	3
Bausch Health Cos. Inc.	Put		20.00	04/18/19	15	5
Bausch Health Cos. Inc.	Put		17.00	04/18/19	40	7
Bombardier Inc.	Put	CAD	2.25	01/18/19	55	1
Casino Guichard Perrachon SA	Put	EUR	35.00	01/18/19	26	6
CBS Corp.	Call		65.00	03/15/19	30	—
CenturyLink Inc.	Put		14.00	04/18/19	20	2
Chesapeake Energy Corp.	Put		1.50	04/18/19	70	1
CommScope Holding Co. Inc.	Put		17.00	02/15/19	35	6
First Quantum Minerals Ltd.	Put	CAD	14.00	01/18/19	15	3
First Quantum Minerals Ltd.	Put	CAD	12.00	04/18/19	20	3
First Quantum Minerals Ltd.	Put	CAD	10.00	04/18/19	55	6
First Quantum Minerals Ltd.	Put	CAD	10.00	07/19/19	10	1
Ford Motor Co.	Put		8.00	03/15/19	30	3
Freeport-McMoRan Inc.	Put		10.00	01/18/19	45	2
Hertz Global Holdings Inc.	Put		14.00	01/18/19	10	1
Intelsat SA	Put		22.50	01/18/19	10	3
Invesco QQQ Trust Series 1	Put		148.00	01/18/19	20	4
Invesco QQQ Trust Series 1	Put		142.00	01/18/19	25	3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Long Short Credit Fund — Exchange Traded Purchased Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Invesco QQQ Trust Series 1	Put	140.00	02/15/19	25	5
Invesco Senior Loan ETF	Put	21.00	02/15/19	65	1
Invesco Senior Loan ETF	Put	22.00	04/18/19	265	20
Invesco Senior Loan ETF	Put	21.00	07/19/19	145	10
iShares iBoxx High Yield Corporate Bond ETF	Put	80.00	01/18/19	35	2
iShares iBoxx High Yield Corporate Bond ETF	Put	82.00	01/18/19	70	8
iShares iBoxx High Yield Corporate Bond ETF	Put	81.00	01/18/19	110	8
iShares iBoxx High Yield Corporate Bond ETF	Put	79.00	02/15/19	30	2
iShares iBoxx High Yield Corporate Bond ETF	Put	81.00	02/15/19	50	7
iShares iBoxx High Yield Corporate Bond ETF	Put	78.00	03/15/19	70	6
iShares iBoxx High Yield Corporate Bond ETF	Put	77.00	03/15/19	20	1
iShares iBoxx High Yield Corporate Bond ETF	Put	77.00	04/18/19	10	1
iShares JPMorgan USD Emerging Markets Bond ETF	Put	101.00	01/18/19	30	—
iShares JPMorgan USD Emerging Markets Bond ETF	Put	102.00	01/18/19	25	—
iShares JPMorgan USD Emerging Markets Bond ETF	Put	100.00	01/18/19	90	—
iShares JPMorgan USD Emerging Markets Bond ETF	Put	100.00	02/15/19	15	—
iShares JPMorgan USD Emerging Markets Bond ETF	Put	100.00	03/15/19	35	2
iShares MSCI Emerging Markets ETF	Put	34.00	01/18/19	35	—
iShares MSCI Europe Financials ETF	Put	17.00	01/18/19	25	1
iShares MSCI Europe Financials ETF	Put	16.00	04/18/19	35	2
iShares MSCI Europe Financials ETF	Put	15.00	07/19/19	15	1
iShares Russell 2000 ETF	Put	123.00	01/18/19	25	2
iShares Russell 2000 ETF	Put	128.00	01/18/19	20	3
iShares Russell 2000 ETF	Put	120.00	02/15/19	20	2
iShares Russell 2000 ETF	Put	121.00	02/15/19	12	2
iShares US Preferred Stock ETF	Put	33.00	04/18/19	40	2
iShares US Preferred Stock ETF	Put	32.00	07/19/19	15	3
Lions Gate Entertainment Corp.	Call	25.00	03/15/19	30	—
Lions Gate Entertainment Corp.	Call	30.00	03/15/19	40	—
Lions Gate Entertainment Corp.	Call	20.00	03/15/19	35	2
Lions Gate Entertainment Corp.	Call	22.50	06/21/19	30	2
NCR Corp.	Put	20.00	04/18/19	20	2
NXP Semiconductors NV	Call	115.00	01/18/19	22	—
PG&E Corp.	Call	49.00	01/18/19	13	—
SPDR S&P 500 ETF Trust	Call	275.00	01/18/19	30	—
SPDR S&P 500 ETF Trust	Call	265.00	01/18/19	30	2
SPDR S&P 500 ETF Trust	Put	238.00	01/18/19	10	2
SPDR S&P 500 ETF Trust	Put	230.00	01/18/19	25	2
SPDR S&P 500 ETF Trust	Put	231.00	02/15/19	20	5
Sprint Corp.	Put	5.00	01/18/19	55	—
Sprint Corp.	Put	6.00	02/15/19	95	6
Sprint Corp.	Put	5.00	02/15/19	90	1
Sprint Corp.	Put	6.00	05/17/19	65	4
Tesla Inc.	Put	280.00	01/18/19	3	1
Teva Pharmaceutical Industries Ltd.	Put	13.00	06/21/19	15	1
Uniti Group Inc.	Put	12.50	01/18/19	25	—
VanEck Vectors Semiconductor ETF	Put	80.00	02/15/19	10	2
Xerox Corp.	Call	31.00	01/18/19	90	3
Xerox Corp.	Call	29.00	01/18/19	9	—
Xerox Corp.	Call	32.00	04/18/19	20	—
Xerox Corp.	Put	19.00	01/18/19	100	6
					195

JNL/BlackRock Global Long Short Credit Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions[10]
CDX.NA.HY.31, 12/20/23	GSC	Put	103.00	01/16/19	550,000	8
CDX.NA.HY.31, 12/20/23	GSC	Put	102.00	02/20/19	1,075,000	18
						26
Interest Rate Swaptions[10]
3M LIBOR, 01/25/19	CIT	Put	3.20	01/24/19	600,000	—
3M LIBOR, 01/25/19	CIT	Put	3.15	01/24/19	1,400,000	—
						—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Long Short Credit Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Index Options
Euro Stoxx 50 Index	Put	EUR	2,900.00	01/18/19	9	(3)

Options on Securities
Invesco QQQ Trust Series 1	Put		138.00	01/18/19	20	(1)
Invesco QQQ Trust Series 1	Put		137.00	01/18/19	25	(1)
Invesco QQQ Trust Series 1	Put		125.00	02/15/19	25	(2)
Invesco Senior Loan ETF	Put		20.00	02/15/19	65	(1)
iShares iBoxx High Yield Corporate Bond ETF	Put		78.00	01/18/19	180	(4)
iShares iBoxx High Yield Corporate Bond ETF	Put		77.00	01/18/19	35	—
iShares iBoxx High Yield Corporate Bond ETF	Put		78.00	02/15/19	50	(3)
iShares iBoxx High Yield Corporate Bond ETF	Put		75.00	02/15/19	30	(1)
iShares JPMorgan USD Emerging Markets Bond ETF	Put		99.00	01/18/19	25	—
iShares JPMorgan USD Emerging Markets Bond ETF	Put		98.00	01/18/19	30	—
iShares Russell 2000 ETF	Put		120.00	01/18/19	25	(1)
iShares Russell 2000 ETF	Put		118.00	01/18/19	20	—
iShares Russell 2000 ETF	Put		105.00	02/15/19	32	—
NXP Semiconductors NV	Call		125.00	01/18/19	22	—
NXP Semiconductors NV	Put		100.00	01/18/19	22	(59)
SPDR S&P 500 ETF Trust	Call		285.00	01/18/19	30	—
SPDR S&P 500 ETF Trust	Put		228.00	01/18/19	10	(1)
SPDR S&P 500 ETF Trust	Put		210.00	01/18/19	25	—
SPDR S&P 500 ETF Trust	Put		211.00	02/15/19	20	(1)
Tesla Inc.	Put		230.00	01/18/19	3	—
						(75)

JNL/BlackRock Global Long Short Credit Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions[10]
CDX.NA.HY.31, 12/20/23	GSC	Put	99.00	01/16/19	550,000	(1)
CDX.NA.HY.31, 12/20/23	GSC	Put	98.00	02/20/19	1,075,000	(6)
						(7)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	BCL	02/05/19	EUR	551	634	6
EUR/USD	BNP	02/05/19	EUR	4,138	4,754	58
EUR/USD	CIT	02/05/19	EUR	3,000	3,447	27
EUR/USD	JPM	02/05/19	EUR	2,100	2,413	29
EUR/USD	MSC	02/05/19	EUR	2,766	3,178	36
GBP/USD	BNP	02/05/19	GBP	1,000	1,277	(4)
GBP/USD	MSC	02/05/19	GBP	1,311	1,675	(3)
USD/EUR	BCL	02/05/19	EUR	(455)	(523)	(1)
USD/EUR	DUB	02/05/19	EUR	(33,549)	(38,545)	(455)
USD/GBP	CIT	02/05/19	GBP	(3,708)	(4,737)	23
					(26,427)	(284)

JNL/BlackRock Global Long Short Credit Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
AK Steel Corp. (Q)	GSC	N/A	5.00	12/20/23	80	13	4	9
Altice Luxembourg SA (Q)	BCL	N/A	5.00	12/20/23	23	3	2	1
Altice Luxembourg SA (Q)	BCL	N/A	5.00	12/20/23	11	2	1	1
Altice Luxembourg SA (Q)	BCL	N/A	5.00	12/20/23	115	15	11	4
Altice Luxembourg SA (Q)	BCL	N/A	5.00	12/20/23	103	14	14	—
Altice Luxembourg SA (Q)	CCI	N/A	5.00	12/20/23	103	13	9	4
Anglo American Capital Plc (Q)	BCL	N/A	5.00	12/20/23	206	(32)	(35)	3
ArcelorMittal SA (Q)	GSC	N/A	5.00	12/20/23	115	(15)	(20)	5
ARD Holdings SA (Q)	BNP	N/A	5.00	12/20/23	43	(3)	(3)	—
Arrow Electronics Inc. (Q)	BCL	N/A	1.00	12/20/23	200	1	1	—
Banco Bilbao Vizcaya Argentaria SA (Q)	BNP	N/A	1.00	12/20/23	126	9	8	1
Baxter International Inc. (Q)	JPM	N/A	1.00	12/20/23	365	(8)	(10)	2
Bombardier Inc. (Q)	BCL	N/A	5.00	12/20/23	50	2	1	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Long Short Credit Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Bombardier Inc. (Q)	GSC	N/A	5.00	12/20/23	80	3	4	(1)
Bombardier Inc. (Q)	GSC	N/A	5.00	12/20/23	80	3	3	—
Boston Scientific Corp. (Q)	JPM	N/A	1.00	06/20/20	1,250	(16)	(31)	15
Cable & Wireless International Finance NV (Q)	GSC	N/A	5.00	06/20/23	114	(18)	(19)	1
Cable & Wireless International Finance NV (Q)	GSC	N/A	5.00	12/20/23	57	(10)	(11)	1
Cable & Wireless International Finance NV (Q)	GSC	N/A	5.00	12/20/23	88	(15)	(16)	1
Cable & Wireless International Finance NV (Q)	JPM	N/A	5.00	12/20/23	57	(10)	(11)	1
Caterpillar Inc. (Q)	CCI	N/A	1.00	12/20/23	365	(7)	(9)	2
Caterpillar Inc. (Q)	CCI	N/A	1.00	12/20/23	200	(4)	(4)	—
Caterpillar Inc. (Q)	GSC	N/A	1.00	12/20/23	130	(2)	(2)	—
Citigroup Inc. (Q)	GSC	N/A	1.00	12/20/23	585	(5)	(13)	8
Clariant AG (Q)	BCL	N/A	1.00	12/20/23	155	1	(2)	3
Clariant AG (Q)	JPM	N/A	1.00	12/20/23	145	1	(1)	2
CSC Holdings LLC (Q)	GSC	N/A	5.00	06/20/23	200	(22)	(16)	(6)
CSC Holdings LLC (Q)	JPM	N/A	5.00	06/20/23	200	(22)	(17)	(5)
Dell Inc. (Q)	JPM	N/A	1.00	12/20/23	80	9	6	3
Deutsche Lufthansa AG (Q)	BNP	N/A	1.00	12/20/23	321	(4)	(3)	(1)
Elis SA (Q)	BNP	N/A	5.00	12/20/23	11	(2)	(2)	—
Elis SA (Q)	GSC	N/A	5.00	12/20/23	115	(19)	(21)	2
Fiat Chrysler Automobiles NV (Q)	BCL	N/A	5.00	12/20/23	92	(14)	(14)	—
Frontier Communications Corp. (Q)	GSC	N/A	5.00	12/20/20	80	17	11	6
Frontier Communications Corp. (Q)	BCL	N/A	5.00	12/20/21	115	34	25	9
Frontier Communications Corp. (Q)	JPM	N/A	5.00	12/20/21	75	22	16	6
General Electric Co. (Q)	GSC	N/A	1.00	12/20/23	80	4	4	—
General Electric Co. (Q)	GSC	N/A	1.00	12/20/23	130	5	6	(1)
HeidelbergCement Finance Luxembourg SA (Q)	BCL	N/A	5.00	12/20/23	117	(20)	(22)	2
HeidelbergCement Finance Luxembourg SA (Q)	BOA	N/A	5.00	12/20/23	73	(13)	(14)	1
HeidelbergCement Finance Luxembourg SA (Q)	JPM	N/A	5.00	12/20/23	73	(13)	(14)	1
Hellinic Telecommunications Organization SA (Q)	GSC	N/A	5.00	12/20/23	115	(20)	(20)	—
Hellinic Telecommunications Organization SA (Q)	GSC	N/A	5.00	12/20/23	137	(24)	(24)	—
HP Inc. (Q)	GSC	N/A	1.00	06/20/21	250	(4)	(6)	2
INEOS Group Holdings SA (Q)	BCL	N/A	5.00	12/20/23	137	(8)	(9)	1
Intesa Sanpaolo SpA (Q)	JPM	N/A	1.00	06/20/23	229	28	22	6
Intesa Sanpaolo SpA (Q)	JPM	N/A	1.00	06/20/23	115	14	11	3
Kohl's Corp. (Q)	JPM	N/A	1.00	12/20/23	365	13	4	9
Lanxess AG (Q)	BOA	N/A	1.00	12/20/23	241	3	(4)	7
Leonardo SpA (Q)	GSC	N/A	5.00	12/20/23	126	(18)	(20)	2
Loews Corp. (Q)	CGM	N/A	1.00	06/20/21	850	(15)	(26)	11
Marks & Spencer Plc (Q)	BCL	N/A	1.00	12/20/23	317	21	8	13
Marks & Spencer Plc (Q)	CCI	N/A	1.00	12/20/23	183	12	6	6
Mattel Inc. (Q)	JPM	N/A	1.00	06/20/20	200	1	1	—
Mattel Inc. (Q)	JPM	N/A	1.00	12/20/20	130	2	3	(1)
Next Plc (Q)	BCL	N/A	1.00	12/20/23	57	2	1	1
Next Plc (Q)	BCL	N/A	1.00	12/20/23	687	24	6	18
Next Plc (Q)	CCI	N/A	1.00	12/20/23	69	3	2	1
Next Plc (Q)	CCI	N/A	1.00	12/20/23	183	6	2	4
Nordstrom Inc. (Q)	JPM	N/A	1.00	12/20/23	365	15	5	10
NXP Semiconductors NV (Q)	BNP	N/A	5.00	12/20/23	46	(8)	(10)	2
NXP Semiconductors NV (Q)	GSC	N/A	5.00	12/20/23	28	(5)	(6)	1
NXP Semiconductors NV (Q)	JPM	N/A	5.00	12/20/23	40	(7)	(8)	1
OI European Group BV (Q)	BNP	N/A	5.00	12/20/23	115	(18)	(21)	3
People's Republic of China (Q)	JPM	N/A	1.00	12/20/23	450	(7)	(7)	—
Pernod Ricard SA (Q)	CCI	N/A	1.00	12/20/23	229	(6)	(6)	—
Peugeot SA (Q)	CCI	N/A	5.00	12/20/23	115	(19)	(21)	2
Peugeot SA (Q)	CCI	N/A	5.00	12/20/23	69	(11)	(11)	—
Peugeot SA (Q)	GSC	N/A	5.00	12/20/23	183	(31)	(36)	5
Raytheon Co. (Q)	GSC	N/A	1.00	03/20/20	970	(11)	(39)	28
Raytheon Co. (Q)	GSC	N/A	1.00	03/20/20	967	(11)	(39)	28
Renault SA (Q)	JPM	N/A	1.00	12/20/23	126	2	2	—
Repsol International Finance BV (Q)	BCL	N/A	1.00	12/20/23	115	—	—	—
Repsol International Finance BV (Q)	GSC	N/A	1.00	12/20/23	252	(2)	(3)	1
Repsol International Finance BV (Q)	JPM	N/A	1.00	12/20/23	126	(1)	(1)	—
Republic of Colombia (Q)	JPM	N/A	1.00	06/20/21	100	—	5	(5)
Republic of South Africa (Q)	MSC	N/A	1.00	12/20/23	110	6	6	—
Rio Tinto Finance USA Ltd. (Q)	JPM	N/A	1.00	06/20/22	250	(4)	(1)	(3)
Rio Tinto Finance USA Ltd. (Q)	CCI	N/A	1.00	12/20/23	440	(5)	(8)	3
Simon Property Group Inc. (Q)	GSC	N/A	1.00	12/20/23	250	(2)	(2)	—
Smurfit Kappa Group Plc (Q)	CSI	N/A	5.00	06/20/23	115	(18)	(23)	5
Smurfit Kappa Group Plc (Q)	CSI	N/A	5.00	06/20/23	115	(19)	(22)	3
Smurfit Kappa Group Plc (Q)	GSC	N/A	5.00	06/20/23	115	(19)	(22)	3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Long Short Credit Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Sony Corp. (Q)	JPM	N/A	1.00	03/20/19	1,300	(3)	91	(94)
Southwest Airlines Co. (Q)	CSI	N/A	1.00	12/20/19	580	(5)	(10)	5
Standard Chartered Plc (Q)	CCI	N/A	1.00	12/20/23	115	8	8	—
Standard Chartered Plc (Q)	CCI	N/A	1.00	12/20/23	137	8	9	(1)
Staples Inc. (Q)	JPM	N/A	5.00	06/20/21	200	(13)	(6)	(7)
Staples Inc. (Q)	BCL	N/A	5.00	12/20/22	302	(9)	13	(22)
Staples Inc. (Q)	JPM	N/A	5.00	12/20/23	95	1	2	(1)
Staples Inc. (Q)	JPM	N/A	5.00	12/20/23	80	2	3	(1)
Stena AB (Q)	CCI	N/A	5.00	12/20/23	160	15	5	10
Stena AB (Q)	CSI	N/A	5.00	12/20/23	34	3	1	2
Sudzucker International Finance BV (Q)	JPM	N/A	1.00	12/20/23	126	4	3	1
Sunrise Communications Holdings SA (Q)	CCI	N/A	5.00	12/20/23	126	(27)	(27)	—
Thomas Cook Group Plc (Q)	CSI	N/A	5.00	12/20/19	23	1	1	—
Thomas Cook Group Plc (Q)	BOA	N/A	5.00	06/20/20	149	9	(10)	19
Total Capital SA (Q)	BNP	N/A	1.00	12/20/23	252	(7)	(8)	1
Total Capital SA (Q)	JPM	N/A	1.00	12/20/23	126	(3)	(3)	—
Unicredit SpA (Q)	CCI	N/A	1.00	12/20/23	286	41	31	10
United Mexican States (Q)	CSI	N/A	1.00	06/20/21	170	—	5	(5)
Unitymedia Hessen Gmbh & Co. (Q)	CSI	N/A	5.00	12/20/22	115	(19)	(22)	3
Unitymedia Hessen Gmbh & Co. (Q)	CSI	N/A	5.00	06/20/23	218	(38)	(49)	11
Unitymedia Hessen Gmbh & Co. (Q)	JPM	N/A	5.00	06/20/23	115	(20)	(23)	3
UPC Holding BV (Q)	CCI	N/A	5.00	06/20/23	80	(12)	(13)	1
UPC Holding BV (Q)	CSI	N/A	5.00	06/20/23	115	(16)	(18)	2
UPC Holding BV (Q)	GSC	N/A	5.00	06/20/23	57	(8)	(9)	1
Wind Tre SpA (Q)	CSI	N/A	5.00	12/20/20	229	(16)	(14)	(2)
Xerox Corp. (Q)	BNP	N/A	1.00	12/20/23	250	28	13	15
Xerox Corp. (Q)	BOA	N/A	1.00	12/20/23	125	14	9	5
Xerox Corp. (Q)	BOA	N/A	1.00	12/20/23	130	14	10	4
Xerox Corp. (Q)	GSC	N/A	1.00	12/20/23	80	9	8	1
Xerox Corp. (Q)	JPM	N/A	1.00	12/20/23	80	9	6	3
					22,545	(274)	(489)	215
Credit default swap agreements - sell protection[4]
Advanced Micro Devices Inc. (Q)	BCL	1.73	5.00	06/20/23	(120)	16	15	1
Advanced Micro Devices Inc. (Q)	GSC	1.98	5.00	12/20/23	(120)	16	20	(4)
Advanced Micro Devices Inc. (Q)	JPM	1.98	5.00	12/20/23	(120)	17	21	(4)
Advanced Micro Devices Inc. (Q)	JPM	1.73	5.00	06/20/23	(200)	27	24	3
Boparan Finance Plc (Q)	CCI	13.28	5.00	06/20/23	(115)	(27)	(8)	(19)
Boparan Finance Plc (Q)	CSI	13.28	5.00	06/20/23	(115)	(27)	(9)	(18)
Casino Guichard Perrachon SA (Q)	BCL	6.10	1.00	06/20/23	(10)	(2)	(1)	(1)
Casino Guichard Perrachon SA (Q)	BNP	6.10	1.00	06/20/23	(23)	(4)	(3)	(1)
Casino Guichard Perrachon SA (Q)	BNP	6.10	1.00	06/20/23	(80)	(15)	(7)	(8)
Casino Guichard Perrachon SA (Q)	BNP	6.10	1.00	06/20/23	(80)	(15)	(10)	(5)
Casino Guichard Perrachon SA (Q)	BNP	6.10	1.00	06/20/23	(80)	(15)	(7)	(8)
Casino Guichard Perrachon SA (Q)	BOA	6.10	1.00	06/20/23	(28)	(5)	(4)	(1)
Casino Guichard Perrachon SA (Q)	CCI	6.10	1.00	06/20/23	(55)	(11)	(7)	(4)
Casino Guichard Perrachon SA (Q)	CCI	6.10	1.00	06/20/23	(70)	(13)	(8)	(5)
Casino Guichard Perrachon SA (Q)	CCI	6.10	1.00	06/20/23	(115)	(22)	(15)	(7)
Casino Guichard Perrachon SA (Q)	GSC	6.10	1.00	06/20/23	(80)	(15)	(7)	(8)
Casino Guichard Perrachon SA (Q)	JPM	6.10	1.00	06/20/23	(80)	(15)	(7)	(8)
Casino Guichard Perrachon SA (Q)	JPM	6.10	1.00	06/20/23	(80)	(15)	(13)	(2)
Casino Guichard Perrachon SA (Q)	JPM	6.10	1.00	06/20/23	(33)	(6)	(4)	(2)
Casino Guichard Perrachon SA (Q)	JPM	6.10	1.00	06/20/23	(22)	(5)	(3)	(2)
Casino Guichard Perrachon SA (Q)	JPM	6.10	1.00	06/20/23	(57)	(11)	(7)	(4)
Casino Guichard Perrachon SA (Q)	MSC	6.10	1.00	06/20/23	(183)	(35)	(24)	(11)
Chesapeake Energy Corp. (Q)	GSC	8.57	5.00	12/20/23	(85)	(11)	—	(11)
Chesapeake Energy Corp. (Q)	JPM	8.57	5.00	12/20/23	(140)	(18)	—	(18)
Chesapeake Energy Corp. (Q)	JPM	8.57	5.00	12/20/23	(140)	(19)	3	(22)
Chesapeake Energy Corp. (Q)	MSC	8.57	5.00	12/20/23	(140)	(18)	—	(18)
CMA CGM SA (Q)	JPM	8.02	5.00	12/20/23	(149)	(18)	(10)	(8)
Freeport-McMoRan Inc. (Q)	BCL	2.79	1.00	12/20/23	(80)	(6)	(5)	(1)
Freeport-McMoRan Inc. (Q)	GSC	2.79	1.00	12/20/23	(130)	(10)	(6)	(4)
Freeport-McMoRan Inc. (Q)	JPM	2.79	1.00	12/20/23	(130)	(10)	(7)	(3)
Freeport-McMoRan Inc. (Q)	JPM	2.79	1.00	12/20/23	(80)	(6)	(5)	(1)
Freeport-McMoRan Inc. (Q)	JPM	2.79	1.00	12/20/23	(80)	(6)	(5)	(1)
Garfunkelux Holdco 2 SA (Q)	CSI	12.44	5.00	06/20/23	(86)	(19)	—	(19)
Garfunkelux Holdco 2 SA (Q)	MSC	12.44	5.00	06/20/23	(80)	(18)	(1)	(17)
HCA Inc. (Q)	GSC	2.00	5.00	12/20/23	(130)	17	22	(5)
HCA Inc. (Q)	GSC	2.00	5.00	12/20/23	(130)	18	23	(5)
Scandinavian Airlines (Q)	GSC	1.17	5.00	06/20/19	(307)	7	(24)	31
Sprint Communications (Q)	BCL	3.06	5.00	06/20/23	(200)	16	18	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/BlackRock Global Long Short Credit Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Sprint Communications (Q)	GSC	3.31	5.00	12/20/23	(130)	10	15	(5)
Sprint Communications (Q)	GSC	3.42	5.00	12/20/23	(80)	5	6	(1)
Sprint Communications (Q)	JPM	3.31	5.00	12/20/23	(130)	9	15	(6)
Telecom Italia SpA (Q)	BCL	3.00	1.00	12/20/23	(115)	(11)	(11)	—
Telecom Italia SpA (Q)	JPM	3.00	1.00	12/20/23	(138)	(13)	(13)	—
Thomas Cook Group Plc (Q)	BCL	11.79	5.00	06/20/23	(46)	(9)	6	(15)
Thomas Cook Group Plc (Q)	CCI	11.79	5.00	06/20/23	(149)	(31)	17	(48)
Thomas Cook Group Plc (Q)	GSC	11.79	5.00	06/20/23	(115)	(24)	13	(37)
Thomas Cook Group Plc (Q)	GSC	11.79	5.00	06/20/23	(46)	(10)	5	(15)
Thomas Cook Group Plc (Q)	GSC	11.79	5.00	06/20/23	(69)	(14)	8	(22)
T-Mobile USA Inc. (Q)	BCL	1.52	5.00	06/20/23	(125)	18	14	4
T-Mobile USA Inc. (Q)	JPM	1.52	5.00	06/20/23	(200)	29	27	2
Unicredit SpA (Q)	BNP	1.79	1.00	12/20/23	(128)	(5)	(5)	—
Unicredit SpA (Q)	CCI	1.79	1.00	12/20/23	(115)	(5)	(6)	1
Unicredit SpA (Q)	CCI	1.79	1.00	12/20/23	(89)	(3)	(3)	—
Virgin Media Finance Plc (Q)	BCL	2.68	5.00	12/20/23	(69)	7	9	(2)
Virgin Media Finance Plc (Q)	CSI	3.21	5.00	06/20/25	(149)	15	23	(8)
Vue International Bidco Plc (Q)	CSI	4.21	5.00	12/20/23	(103)	4	12	(8)
Vue International Bidco Plc (Q)	CSI	4.21	5.00	12/20/23	(134)	5	15	(10)
Vue International Bidco Plc (Q)	CSI	4.21	5.00	12/20/23	(72)	3	8	(5)
Ziggo Bond Co. BV (Q)	BCL	2.93	5.00	12/20/23	(57)	6	5	1
Ziggo Bond Co. BV (Q)	BCL	2.93	5.00	12/20/23	(115)	11	10	1
Ziggo Bond Co. BV (Q)	CSI	2.93	5.00	12/20/23	(57)	6	7	(1)
Ziggo Bond Co. BV (Q)	CSI	2.93	5.00	12/20/23	(57)	6	7	(1)
					(6,441)	(274)	123	(397)

JNL/BlackRock Global Long Short Credit Fund — OTC Contracts for Difference
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)

Altice NV (E)	MLP	1W EURIBOR +0.30% (E)	TBD	57	EUR	113	(19)
American Tower Corp. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(1)		(207)	3
Aroundtown Property Holdings Plc (E)	MLP	1W EURIBOR +0.30% (M)	TBD	10	EUR	72	(2)
Barclays Plc (E)	MLP	1W GBP LIBOR -0.25% (M)	TBD	(24)	GBP	(36)	1
BNP Paribas (E)	MLP	1W EURIBOR +0.30% (M)	TBD	3	EUR	136	(4)
Caixabank SA (E)	MLP	1W EURIBOR +0.30% (M)	TBD	11	EUR	37	(2)
CenturyLink Inc. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(1)		(8)	—
Chesapeake Energy Corp. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(7)		(15)	1
CommScope Holding Co. Inc. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(1)		(11)	—
Credit Agricole SA (E)	MLP	1W EURIBOR +0.30% (M)	TBD	3	EUR	30	(2)
Crown Castle International Corp. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(2)		(189)	2
Erste Group Bank AG (E)	MLP	1W EURIBOR +0.30% (M)	TBD	1	EUR	34	(3)
Eurobank Ergasias SA (E)	MLP	1W EURIBOR +1.00% (M)	TBD	30	EUR	15	1
Europcar Groupe SA (E)	MLP	1W EURIBOR +0.30% (M)	TBD	7	EUR	51	6
First Quantum Minerals Ltd. (E)	MLP	Canada 1M Bankers' Acceptances Rate +0.00% (M)	TBD	(5)	CAD	(60)	—
Groupe Casino (E)	MLP	1W EURIBOR -5.00% (M)	TBD	(1)	EUR	(52)	—
Intelsat SA (E)	MLP	1W LIBOR +0.00% (M)	TBD	(1)		(23)	1
Invesco Senior Loan ETF (E)	MLP	1W LIBOR +0.00% (M)	TBD	(15)		(329)	5
iShares iBoxx USD High Yield Corporate Bond ETF (E)	MLP	1W LIBOR +0.00% (M)	TBD	(3)		(268)	4
iShares JPMorgan USD Emerging Markets Bond ETF (E)	MLP	1W LIBOR +0.00% (M)	TBD	(3)		(320)	(1)
iShares MSCI Europe Financials ETF (E)	MLP	1W LIBOR +0.00% (M)	TBD	(3)		(45)	—
iShares Russell 2000 ETF (E)	MLP	1W LIBOR +0.00% (M)	TBD	(1)		(107)	(1)
KBC Groep NV (E)	MLP	1W EURIBOR +0.30% (M)	TBD	1	EUR	35	(2)
Kellogg Co. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(2)		(126)	5
National Bank of Greece SA (E)	MLP	1W EURIBOR +1.00% (M)	TBD	8	EUR	10	—
NCR Corp. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(0)		(6)	—
PowerShares QQQ Trust Series 1 (E)	MLP	1W LIBOR +0.00% (M)	TBD	(1)		(84)	—
Smurfit Kappa Group Plc (E)	MLP	1W EURIBOR +0.30% (M)	TBD	4	EUR	80	4
SPDR S&P 500 ETF Trust (E)	MLP	1W LIBOR +0.00% (M)	TBD	(1)		(146)	2
Sprint Corp. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(4)		(22)	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Tele Columbus AG (E)	MLP	1W EURIBOR +0.30% (M)	TBD	10	EUR	33	(3)
JNL/BlackRock Global Long Short Credit Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Telecom Italia SPA (E)	MLP	1W EURIBOR +0.30% (M)	TBD	35	EUR	19	(3)
Tesla Inc. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(0)		(66)	3
Teva Pharmaceutical Industries Ltd. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(1)		(10)	1
Unione di Banche Italiane SpA (E)	MLP	1W EURIBOR -0.28% (M)	TBD	(13)	EUR	(33)	—
Valeant Pharmaceuticals International Inc. (E)	MLP	1W LIBOR +0.00% (M)	TBD	(5)		(106)	15
							12

JNL/BlackRock Global Long Short Credit Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - paying return
INVESTMENT COMPANIES
iBoxx EUR Liquid High Yield (E)	JPM	3M EURIBOR +0.00% (Q)	03/20/19	EUR	(620)	1	1
iBoxx EUR Liquid High Yield (Q)	JPM	3M EURIBOR +0.00% (Q)	03/20/19	EUR	(700)	—	5
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 (E)	JPM	3M EURIBOR +0.00% (Q)	03/20/19	EUR	(200)	—	(2)
iBoxx EUR Liquid High Yield (E)	MLP	3M EURIBOR +0.00% (Q)	03/20/19	EUR	(300)	—	—
						1	4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Small Cap Fund *
COMMON STOCKS 99.6%
Communication Services 4.4%
New York Times Co. - Class A (a)	7	165
NexStar Media Group Inc. - Class A	2	173
Telephone & Data Systems Inc.	5	176
US Cellular Corp. (b)	1	74
Zynga Inc. - Class A (b)	41	163
Other Securities		3,425
		4,176
Consumer Discretionary 14.3%
American Eagle Outfitters Inc.	9	177
Deckers Outdoor Corp. (b)	2	201
Helen of Troy Ltd. (b)	1	170
Planet Fitness Inc. - Class A (b)	3	164
Wendy's Co.	10	162
Other Securities		12,542
		13,416
Consumer Staples 4.2%
Darling Ingredients Inc. (b)	8	159
Edgewell Personal Care Co. (b)	2	82
Energizer Holdings Inc.	3	122
Flowers Foods Inc.	10	182
Lancaster Colony Corp.	1	203
Other Securities		3,226
		3,974
Energy 4.9%
CNX Resources Corp. (b)	10	112
CONSOL Energy Inc. (b)	3	84
PBF Energy Inc. - Class A	5	158
Other Securities		4,291
		4,645
Financials 20.6%
First Financial Bankshares Inc.	3	180
FirstCash Inc.	2	166
Glacier Bancorp Inc.	4	172
Green Dot Corp. - Class A (b)	2	189
RLI Corp.	2	161
Selective Insurance Group Inc.	3	188
TCF Financial Corp.	9	171
UMB Financial Corp.	3	159
Other Securities		17,974
		19,360
Health Care 10.1%
Amedisys Inc. (b)	2	254
Horizon Pharma Plc (b)	8	164
Other Securities		9,068
		9,486
Industrials 18.1%
EnerSys Inc.	2	158
Insperity Inc.	2	194
MSA Safety Inc.	2	165
RBC Bearings Inc. (b)	1	176
Spirit Airlines Inc. (b)	4	204
Trex Co. Inc. (b)	3	162
Other Securities		16,002
		17,061
Information Technology 13.1%
ARRIS International Plc (b)	6	171
CACI International Inc. - Class A (b)	1	163
Ciena Corp. (b)	6	206
Cree Inc. (b)	4	181
Jabil Inc.	7	177
Silicon Laboratories Inc. (b)	2	158
SYNNEX Corp.	2	162
Other Securities		11,150
		12,368
Materials 5.6%
Ashland Global Holdings Inc.	-	18
GCP Applied Technologies Inc. (b)	3	76
Kaiser Aluminum Corp.	2	200
	Shares/Par[1]	Value ($)
Valvoline Inc.	8	155
WR Grace & Co.	2	104
Other Securities		4,711
		5,264
Real Estate 0.8%
Other Securities		753
Utilities 3.5%
Allete Inc.	3	236
Hawaiian Electric Industries Inc.	5	171
New Jersey Resources Corp.	4	173
ONE Gas Inc.	2	172
PNM Resources Inc.	4	171
Portland General Electric Co.	4	189
Spire Inc.	2	176
Other Securities		1,986
		3,274
Total Common Stocks (cost $100,652)		93,777
PREFERRED STOCKS 0.0%
Communication Services 0.0%
Other Securities		10
Total Preferred Stocks (cost $2)		10
RIGHTS 0.0%
Other Securities		5
Total Rights (cost $1)		5
SHORT TERM INVESTMENTS 3.3%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	551	551
Securities Lending Collateral 2.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	2,495	2,495
Total Short Term Investments (cost $3,046)		3,046
Total Investments 102.9% (cost $103,701)		96,838
Other Assets and Liabilities, Net (2.9)%		(2,716)
Total Net Assets 100.0%		94,122

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/DoubleLine Total Return Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 45.0%
Adjustable Rate Mortgage Trust
Series 2005-6A21-4, REMIC, 4.18%, 08/25/35 (a)	6,721	6,478
Ajax Mortgage Loan Trust
Series 2017-A-A, 3.47%, 04/25/57 (b) (c)	7,305	7,168
Alternative Loan Trust
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	3,976	3,783
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	2,581	2,188
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	2,619	2,576
Banc of America Alternative Loan Trust
Series 2006-1CB1-1, REMIC, 6.00%, 02/25/36	10,459	10,056
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	6,648	6,282
BBCMS Trust
Series 2017-C-DELC, REMIC, 3.66%, (1M USD LIBOR + 1.20%), 08/15/19 (a) (c)	722	712
Series 2017-D-DELC, REMIC, 4.16%, (1M USD LIBOR + 1.70%), 08/15/19 (a) (c)	823	812
Series 2017-E-DELC, REMIC, 4.96%, (1M USD LIBOR + 2.50%), 08/15/19 (a) (c)	1,660	1,632
Series 2017-F-DELC, REMIC, 5.96%, (1M USD LIBOR + 3.50%), 08/15/19 (a) (c)	1,653	1,614
Series 2018-A-CBM, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 07/15/20 (a) (c)	2,389	2,371
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (a) (c)	2,300	2,279
Series 2018-A-BXH, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 10/15/20 (a) (c)	3,066	3,051
Series 2014-E-BXO, REMIC, 6.21%, (1M USD LIBOR + 3.75%), 08/15/27 (a) (c)	3,171	3,171
BX Trust
Series 2017-D-SLCT, 4.51%, (1M USD LIBOR + 2.05%), 07/15/19 (a) (c)	914	893
Series 2017-E-SLCT, 5.61%, (1M USD LIBOR + 3.15%), 07/15/19 (a) (c)	1,549	1,508
Series 2018-A-GW, 3.26%, (1M USD LIBOR + 0.80%), 05/15/20 (a) (c)	2,264	2,243
Series 2018-D-GW, 4.23%, (1M USD LIBOR + 1.77%), 05/15/20 (a) (c)	198	195
Series 2018-A-EXCL, REMIC, 3.54%, (1M USD LIBOR + 1.09%), 09/15/20 (a) (c)	3,066	3,036
Series 2018-A-IND, 3.21%, (1M USD LIBOR + 0.75%), 10/15/20 (a) (c)	3,049	3,019
Carlyle Global Market Strategies CLO Ltd.
Series 2015-A1A-5A, 4.02%, (3M USD LIBOR + 1.55%), 01/20/28 (a) (c)	5,000	5,000
Series 2015-A2A-5A, 4.72%, (3M USD LIBOR + 2.25%), 01/20/28 (a) (c)	2,000	1,995
Series 2015-B2-5A, 5.72%, (3M USD LIBOR + 3.25%), 01/20/28 (a) (c)	1,000	1,000
Chase Mortgage Finance Trust
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	10,377	7,625
CIM Trust
Series 2016-B2-1RR, REMIC, 8.02%, 07/25/55 (a) (c)	25,000	24,781
Series 2016-B2-2RR, REMIC, 7.40%, 02/29/56 (a) (c)	25,000	25,005
Series 2016-B2-3RR, REMIC, 7.54%, 02/29/56 (a) (c)	25,000	24,939
Series 2017-B2-3RR, 11.04%, 01/29/57 (a) (c)	34,540	38,095
Series 2017-A1-6, 3.02%, 06/25/57 (a) (c)	11,905	11,578
CLNS Trust
Series 2017-D-IKPR, 4.45%, (1M USD LIBOR + 2.05%), 06/13/19 (a) (c)	1,973	1,954
Series 2017-E-IKPR, 5.90%, (1M USD LIBOR + 3.50%), 06/13/19 (a) (c)	1,973	1,950
Series 2017-F-IKPR, 6.90%, (1M USD LIBOR + 4.50%), 06/13/19 (a) (c)	1,973	1,948
COMM Mortgage Trust
Series 2015-CMD-CR23, REMIC, 3.68%, 04/10/20 (a) (c)	3,007	2,962
Series 2018-A-HCLV, 3.46%, 09/15/20 (a) (c)	3,070	3,039
Series 2016-F-GCT, REMIC, 3.46%, 08/12/21 (a) (d) (e)	3,461	3,288
Series 2016-C-CR28, REMIC, 4.65%, 12/12/25 (a)	2,274	2,228
	Shares/Par[1]	Value ($)
Interest Only, Series 2016-XA-DC2, REMIC, 1.04%, 02/12/26 (a)	19,633	1,076
Series 2016-C-DC2, REMIC, 4.64%, 02/12/26 (a)	1,340	1,306
Interest Only, Series 2014-XA-CR17, REMIC, 1.08%, 05/10/47 (a)	35,415	1,340
Interest Only, Series 2015-XA-CR26, REMIC, 0.96%, 10/10/48 (a)	29,115	1,447
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.18%, 10/10/46 (a)	33,792	1,523
Commercial Mortgage Pass-Through Certificates
Series 2014-C-CR19, REMIC, 4.71%, 08/10/24 (a)	1,500	1,506
Interest Only, Series 2015-XA-DC1, REMIC, 1.13%, 02/10/48 (a)	28,883	1,259
Commonbond Student Loan Trust
Series 2016-A1-B, 2.73%, 10/25/40 (c)	4,740	4,671
Series 2018-C-BGS, REMIC, 4.12%, 09/25/45 (c)	1,112	1,116
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	5,172	3,007
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	8,141	6,751
Credit Suisse Mortgage Capital Certificates
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	4,685	3,515
Credit Suisse Mortgage Trust
Series 2018-A-TOP, 3.46%, (1M USD LIBOR + 1.00%), 08/17/20 (a) (c)	3,080	3,063
CSMC Trust
Series 2016-A1-PR1, REMIC, 5.50%, 05/25/19 (b) (c)	6,672	6,700
Series 2011-6A9-5R, REMIC, 4.00%, 11/27/37 (a) (c)	11,609	11,657
Series 2015-A1-PR2, REMIC, 7.25%, 07/26/55 (b) (c)	11,144	11,695
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 09/25/47 (a)	20,749	18,328
FREMF Mortgage Trust
Principal Only, Series 2012-D-K708, REMIC, 0.00%, 02/25/19 (c)	25,000	24,858
Interest Only, Series 2012-X2B-K708, REMIC, 0.20%, 02/25/19 (c)	54,167	9
Interest Only, Series 2014-X2A-K503, REMIC, 0.10%, 08/25/19 (c)	236,819	51
Principal Only, Series 2014-D-K503, REMIC, 0.00%, 10/25/19 (c)	42,571	40,868
Interest Only, Series 2014-X2B-K503, REMIC, 0.10%, 10/25/19 (c)	102,170	57
Interest Only, Series 2012-X2A-K708, REMIC, 0.20%, 02/25/45 (c)	63,290	11
GS Mortgage Securities Trust
Series 2018-F-FBLU, REMIC, 5.71%, 11/15/20 (c)	3,171	3,105
Series 2018-A-TWR, REMIC, 3.36%, (1M USD LIBOR + 0.90%), 07/15/21 (a) (c)	1,000	998
Series 2018-D-TWR, REMIC, 4.06%, (1M USD LIBOR + 1.60%), 07/15/21 (a) (c)	1,000	994
Series 2018-E-TWR, REMIC, 4.56%, (1M USD LIBOR + 2.10%), 07/15/21 (a) (c)	1,000	992
Series 2018-F-TWR, REMIC, 5.26%, (1M USD LIBOR + 2.80%), 07/15/21 (a) (c)	1,000	992
Series 2018-G-TWR, REMIC, 6.38%, (1M USD LIBOR + 3.93%), 07/15/21 (a) (c)	1,000	992
Series 2018-A-3PCK, 3.91%, (1M USD LIBOR + 1.45%), 09/15/21 (a) (c)	3,077	3,060
Interest Only, Series 2014-XA-GC20, REMIC, 1.06%, 03/12/24 (a)	14,999	591
Interest Only, Series 2015-XA-GC34, REMIC, 1.34%, 10/10/25 (a)	24,389	1,626
Series 2018-A-LUAU, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 11/15/32 (a) (c)	3,201	3,198
Interest Only, Series 2014-XA-GC24, REMIC, 0.80%, 09/10/47 (a)	47,421	1,523
Interest Only, Series 2015-XA-GS1, REMIC, 0.81%, 11/10/48 (a)	34,172	1,536
Interest Only, Series 2016-XA-GS3, 1.27%, 10/10/49 (a)	28,089	1,982
HERO Funding Trust
Series 2016-A2-4A, 4.29%, 09/20/37 (c)	6,504	6,627

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Horizon Aircraft Finance I Ltd.
Series 2018-A-1, 4.46%, 12/15/25 (c)	6,000	6,115
JPMBB Commercial Mortgage Securities Trust
Series 2014-C-C21, REMIC, 4.65%, 07/15/24 (a)	2,000	1,982
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	2,370	2,331
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	2,224	2,197
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2018-A-LAQ, 3.46%, (1M USD LIBOR + 1.00%), 06/15/20 (a) (c)	2,380	2,371
Series 2016-E-WIKI, REMIC, 4.01%, 10/07/21 (a) (c)	3,075	2,951
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	715	714
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-B-FL10, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 06/17/19 (a) (c)	699	696
Series 2017-C-FL10, REMIC, 3.71%, (1M USD LIBOR + 1.25%), 06/17/19 (a) (c)	528	526
Series 2017-D-FL10, REMIC, 4.36%, (1M USD LIBOR + 1.90%), 06/17/19 (a) (c)	1,709	1,697
Series 2017-C-MAUI, REMIC, 3.64%, (1M USD LIBOR + 1.25%), 07/15/19 (a) (c)	753	747
Series 2017-D-MAUI, REMIC, 4.34%, (1M USD LIBOR + 1.95%), 07/15/19 (a) (c)	706	698
Series 2017-E-MAUI, REMIC, 5.34%, (1M USD LIBOR + 2.95%), 07/15/19 (a) (c)	625	617
Series 2017-F-MAUI, REMIC, 6.14%, (1M USD LIBOR + 3.75%), 07/15/19 (a) (c)	880	873
Series 2007-AM-LDPX, REMIC, 5.46%, 01/15/49 (a)	183	182
Labrador Aviation Finance Ltd.
Series 2016-A1-1A, 4.30%, 01/15/24 (c)	17,604	17,935
Midocean Credit CLO IX
Series 2018-A1-9A, 3.40%, (3M USD LIBOR + 1.15%), 07/21/31 (a) (c)	2,500	2,447
Midocean Credit CLO VII
Series 2017-A1-7A, 3.76%, (3M USD LIBOR + 1.32%), 07/16/29 (a) (c)	5,000	4,961
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C-C18, REMIC, 4.49%, 09/15/24	1,500	1,439
Series 2014-C-C19, REMIC, 4.00%, 12/15/24	2,000	1,894
Series 2015-C-C20, REMIC, 4.46%, 01/15/25 (a)	1,200	1,186
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	2,320	2,321
Interest Only, Series 2016-XA-C28, REMIC, 1.26%, 01/15/26 (a)	24,014	1,527
Series 2016-C-C29, REMIC, 4.75%, 04/17/26 (a)	676	680
Series 2016-C-C31, REMIC, 4.32%, 10/19/26 (a)	2,960	2,848
Interest Only, Series 2013-XA-C7, REMIC, 1.35%, 02/15/46 (a)	20,699	920
Interest Only, Series 2016-XA-C30, REMIC, 1.45%, 09/15/49 (a)	18,572	1,517
Morgan Stanley Capital I Trust
Series 2018-A-SUN, REMIC, 3.36%, (1M USD LIBOR + 0.90%), 07/15/20 (a) (c)	2,389	2,379
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.93%, 09/25/47 (c)	9,940	8,997
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL3, 3.25%, 06/29/32 (b) (c)	12,907	12,895
PRPM LLC
Series 2017-A1-3A, 3.47%, 11/25/20 (b) (c)	11,426	11,241
Series 2018-A1-3A, 4.48%, 10/25/21 (c)	19,464	19,422
RAMP Trust
Series 2005-AI4-RS9, REMIC, 2.83%, (1M USD LIBOR + 0.32%), 11/25/35 (a)	9,175	8,384
RBSGC Mortgage Loan Trust
Series 2007-1A4-B, REMIC, 2.96%, (1M USD LIBOR + 0.45%), 01/25/37 (a)	4,632	2,990
Interest Only, Series 2007-1A6-B, REMIC, 3.54%, (6.05% - (1M USD LIBOR * 1)), 01/25/37 (a)	4,632	540
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	6,411	6,207
Residential Accredit Loans Inc. Trust
Series 2005-A41-QA10, REMIC, 5.11%, 09/25/35 (a)	1,591	1,409
Series 2006-A21-QA1, REMIC, 4.75%, 01/25/36 (a)	6,192	5,325
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	3,358	2,958
	Shares/Par[1]	Value ($)
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	4,078	3,586
Residential Asset Securitization Trust
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	3,652	3,046
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	10,218	6,412
Series 2007-1A1-A3, REMIC, 2.96%, (1M USD LIBOR + 0.45%), 04/25/37 (a)	6,749	3,677
Series 2007-1A2-A3, REMIC, 27.17%, (46.38% - (1M USD LIBOR * 7.67)), 04/25/37 (a)	880	1,670
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	20,117	15,326
Residential Funding Mortgage Securities Inc. Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	571	542
Series 2006-A1-S11, REMIC, 6.00%, 11/25/36	3,243	3,040
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	1,290	1,173
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	2,403	2,158
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	10,495	9,679
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	2,382	2,230
SBA Tower Trust
Series 2017-C-1, 3.17%, 04/15/22 (c)	10,000	9,888
Shenton Aircraft Investments I Ltd.
Series 2015-A-1A, 4.75%, 11/15/27 (c)	11,498	11,637
SoFi Professional Loan Program LLC
Series 2017-BFX-F, 3.62%, 05/25/27 (c)	8,000	7,855
Sprite Ltd.
Series 2017-A-1, 4.25%, 12/15/24 (c)	5,994	5,950
Steele Creek CLO Ltd.
Series 2015-AR-1A, 3.91%, (3M USD LIBOR + 1.26%), 05/21/29 (a) (c)	4,000	3,985
Series 2014-A-1RA, 3.54%, 04/21/31 (c)	2,000	1,984
Series 2016-1A, 3.91%, (3M USD LIBOR + 1.12%), 06/15/31 (a) (c)	2,000	1,974
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-2A-21, REMIC, 4.40%, 11/25/35 (a)	7,921	7,506
Structured Asset Securities Corp.
Series 2005-4A1-16, REMIC, 4.67%, 09/25/35 (a)	9,237	7,771
Structured Asset Securities Corp. Trust
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	9,153	8,299
Vantage Data Centers LLC
Series 2018-A2-2A, 4.20%, 11/15/23 (c)	5,995	6,108
Velocity Commercial Capital Loan Trust
Series 2017-AFX-2, REMIC, 3.07%, 11/25/47 (a) (c)	8,223	8,305
VOLT LXXII LLC
Series 2018-A1A-NPL8, 4.21%, 10/26/48 (b) (c)	22,666	22,534
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36	3,773	3,256
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	2,113	1,787
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	2,621	2,536
Waterfall Commercial Mortgage Trust
Series 2015-A-SBC5, REMIC, 4.10%, 09/19/22 (a) (c)	7,846	7,709
Wellfleet CLO Ltd.
Series 2017-A1-2A, 3.72%, (3M USD LIBOR + 1.25%), 10/20/29 (a) (c)	3,000	2,988
Series 2017-A1-3A, 3.60%, (3M USD LIBOR + 1.15%), 01/17/31 (a) (c)	3,250	3,209
Series 2018-A1-2A, 3.64%, (3M USD LIBOR + 1.20%), 10/20/31 (a) (c)	2,000	1,978
Wells Fargo Alternative Loan Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	3,299	3,217
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	3,632	3,348
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	1,155	1,111
Wells Fargo Commercial Mortgage Trust
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	1,850	1,804
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	2,031	1,854
Series 2016-C-C32, REMIC, 4.72%, 01/16/26 (a)	1,577	1,537
Series 2016-C-C34, REMIC, 5.03%, 05/15/49 (a)	2,855	2,852
Interest Only, Series 2015-XA-LC20, REMIC, 1.35%, 04/15/50 (a)	24,053	1,321
Interest Only, Series 2017-XA-RC1, REMIC, 1.55%, 01/16/60 (a)	25,110	2,179
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	6,740	6,553
Series 2007-1A4-3, REMIC, 6.00%, 04/25/37	1,398	1,373

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	2,514	2,465
Wells Fargo-RBS Commercial Mortgage Trust
Series 2016-C-C33, REMIC, 3.90%, 03/15/59	1,508	1,423
Zais CLO 2 Ltd.
Series 2014-A1AR-2A, 3.69%, (3M USD LIBOR + 1.20%), 07/27/26 (a) (c)	5,000	4,976
Zais CLO 5 Ltd.
Series 2016-A1-2A, 3.97%, (3M USD LIBOR + 1.53%), 10/16/28 (a) (c)	2,000	2,000
Other Securities		252,137
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,007,687)		1,013,551
GOVERNMENT AND AGENCY OBLIGATIONS 45.7%
Collateralized Mortgage Obligations 28.4%
Federal Home Loan Mortgage Corp.
Series A-4260, REMIC, 3.00%, 02/15/32	10,305	10,310
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	7,979
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	9,650
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	6,019
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	5,098
Series A-4377, REMIC, 3.00%, 06/15/39	12,316	12,256
Series BK-4469, REMIC, 3.00%, 08/15/39	9,448	9,415
Series JA-3818, REMIC, 4.50%, 01/15/40	175	176
Series TB-4419, REMIC, 3.00%, 02/15/40	266	266
Series GA-4376, REMIC, 3.00%, 04/15/40	10,709	10,679
Series NY-4390, REMIC, 3.00%, 06/15/40	10,372	10,344
Series MA-4391, REMIC, 3.00%, 07/15/40	10,187	10,158
Interest Only, Series SP-3770, REMIC, 4.04%, (6.50% - (1M USD LIBOR * 1)), 11/15/40 (a)	2,644	220
Interest Only, Series SM-3780, REMIC, 4.04%, (6.50% - (1M USD LIBOR * 1)), 12/15/40 (a)	12,868	2,054
Series KA-4366, REMIC, 3.00%, 03/15/41	10,352	10,316
Series SL-4061, REMIC, 2.95%, (7.06% - (1M USD LIBOR * 1.75)), 06/15/42 (a)	1,482	1,314
Series A-4734, REMIC, 3.00%, 07/15/42	26,787	26,636
Series KM-4141, REMIC, 1.75%, 12/15/42	25,838	24,039
Series B-4481, REMIC, 3.00%, 12/15/42	19,726	19,553
Series DA-4464, REMIC, 2.50%, 01/15/43	3,601	3,276
Series CS-4156, REMIC, 2.58%, (5.40% - (1M USD LIBOR * 1.2)), 01/15/43 (a)	5,045	4,319
Series UZ-4508, REMIC, 3.00%, 07/15/43	10,554	9,766
Series ZX-4404, REMIC, 4.00%, 04/15/44	57,871	60,382
Series CA-4573, REMIC, 3.00%, 11/15/44	33,254	32,891
Series LZ-4410, REMIC, 4.00%, 11/15/44	1,752	1,836
Series KZ-4440, REMIC, 3.00%, 02/15/45	12,065	10,971
Series HA-4582, REMIC, 3.00%, 09/15/45	23,472	23,217
Interest Only, Series MS-4291, REMIC, 3.44%, (5.90% - (1M USD LIBOR * 1)), 01/15/54 (a)	5,667	835
Federal National Mortgage Association
Interest Only, Series 2010-CS-134, REMIC, 4.17%, (6.68% - (1M USD LIBOR * 1)), 12/25/25 (a)	1,851	149
Series 2013-AB-53, REMIC, 1.50%, 03/25/28	5,503	5,283
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	1,795	1,752
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	20,000	19,657
Interest Only, Series 2005-S-2, REMIC, 4.09%, (6.60% - (1M USD LIBOR * 1)), 02/25/35 (a)	7,400	1,123
Interest Only, Series 2011-PS-84, REMIC, 4.09%, (6.60% - (1M USD LIBOR * 1)), 01/25/40 (a)	12,966	863
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	1,233	1,278
Series 2014-MA-68, REMIC, 3.00%, 11/25/40	9,864	9,828
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	5,247	5,068
Interest Only, Series 2011-ES-93, REMIC, 3.99%, (6.50% - (1M USD LIBOR * 1)), 09/25/41 (a)	2,128	332
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	1,971	2,045
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	1,964	2,036
Series 2017-CH-4, REMIC, 3.00%, 06/25/42	33,582	33,305
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	12,120	11,246
Series 2015-AP-95, REMIC, 3.00%, 08/25/42	14,776	14,685
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	17,917	17,671
Series 2013-NZ-31, REMIC, 3.00%, 04/25/43	16,488	15,407
Series 2013-ZA-52, REMIC, 3.00%, 06/25/43	4,109	3,889
Series 2016-A-9, REMIC, 3.00%, 09/25/43	7,788	7,718
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	15,673	16,382
	Shares/Par[1]	Value ($)
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	20,596	20,463
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	11,332	10,339
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	26,576	26,032
Series 2018-JA-27, REMIC, 3.00%, 12/25/47	9,244	9,092
Series 2018-C-33, REMIC, 3.00%, 05/25/48	51,473	50,627
Series 2018-A-64, REMIC, 3.00%, 09/25/48	24,652	24,191
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 3.63%, (6.10% - (1M USD LIBOR * 1)), 03/20/40 (a)	8,266	547
Series 2011-WS-70, REMIC, 4.76%, (9.70% - (1M USD LIBOR * 2)), 12/20/40 (a)	4,562	4,747
		639,730
Mortgage-Backed Securities 17.3%
Federal Home Loan Mortgage Corp.
3.00%, 06/01/43	23,634	23,191
3.00%, 07/01/43	7,491	7,346
3.00%, 07/01/43	24,210	23,756
4.00%, 09/01/43	2,275	2,341
3.00%, 10/01/43	18,632	18,272
4.00%, 12/01/43	3,873	3,985
4.00%, 12/01/43	1,256	1,293
4.00%, 02/01/44	3,264	3,357
REMIC, 3.00%, 06/15/44	9,199	9,126
3.00%, 10/01/44	8,604	8,430
3.00%, 11/01/44	19,154	18,759
3.00%, 04/01/45	20,556	20,119
3.00%, 04/01/45	26,598	26,074
3.00%, 06/01/45	17,743	17,366
3.00%, 09/01/45	10,746	10,507
3.50%, 02/01/46	29,697	29,778
3.50%, 01/01/48	14,035	14,033
Federal National Mortgage Association
4.50%, 04/01/26	3,512	3,633
3.00%, 03/01/35	19,291	19,302
3.50%, 09/01/43	23,924	24,076
3.50%, 01/01/45	4,897	4,892
3.50%, 08/01/45	11,738	11,776
3.00%, 08/01/46	32,372	31,602
4.00%, 08/01/47	27,682	28,279
4.00%, 01/01/48	16,692	17,039
Government National Mortgage Association
3.50%, 10/20/45	11,197	11,200
		389,532
Total Government And Agency Obligations (cost $1,042,590)		1,029,262
SHORT TERM INVESTMENTS 9.2%
Investment Companies 9.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (f) (g)	205,649	205,649
Total Short Term Investments (cost $205,649)		205,649
Total Investments 99.9% (cost $2,255,926)		2,248,462
Other Assets and Liabilities, Net 0.1%		3,229
Total Net Assets 100.0%		2,251,691

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(c) The Sub-Adviser has deemed this security which is exempt from registration under

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $694,805 and 30.9%, respectively.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
COMM Mortgage Trust, Series 2016-F-GCT REMIC, 3.46%, 08/12/21	11/12/18	3,288	3,288	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
CORPORATE BONDS AND NOTES 2.3%
Argentina 0.2%
YPF SA
51.73%, (Argentina Deposit Rates Badlar + 4.00%), 07/07/20 (a)	1,682	465
China 1.3%
21Vianet Group Inc.
7.00%, 08/17/20	764	749
China Evergrande Group
8.75%, 06/28/25	390	328
CIFI Holdings Group Co. Ltd.
6.88%, 04/23/21	200	195
5.50%, 01/23/22	410	372
KWG Property Holding Ltd.
6.00%, 09/15/22	611	546
Logan Property Holdings Co. Ltd.
6.88%, 04/24/21	516	502
Shanghai eHi Car Rental Co. Ltd.
5.88%, 08/14/22	200	162
Times China Holdings Ltd.
6.25%, 01/17/21	395	379
		3,233
Colombia 0.1%
Frontera Energy Corp.
9.70%, 06/25/23	380	373
Ecuador 0.1%
Noble Sovereign Funding I Ltd.
8.44%, (3M USD LIBOR + 5.63%), 09/24/19 (a)	142	140
Honduras 0.3%
Inversiones Atlantida SA
8.25%, 07/28/22	698	714
India 0.1%
ABJA Investment Co. Pte Ltd.
5.45%, 01/24/28	451	385
Indonesia 0.1%
Jasa Marga Persero Tbk PT
7.50%, 12/11/20, IDR	2,660,000	176
Mongolia 0.1%
Development Bank of Mongolia LLC
7.25%, 10/23/23	292	287
Total Corporate Bonds And Notes (cost $7,226)		5,773
SENIOR LOAN INTERESTS 4.0%
Barbados 0.5%
Barbados
Term Loan, 0.00%, 12/20/19 (b) (c) (d) (e)	3,440	1,321
Ethiopia 0.7%
Ethiopian Railways Corp.
Term Loan, 6.28%, (3M LIBOR + 3.75%), 08/01/21 (a) (d)	1,800	1,732
Tanzania 2.8%
Ministry of Finance and Planning Government of the United Republic of Tanzania
Term Loan, 8.11%, (6M LIBOR + 5.20%), 06/26/22 (a) (d)	5,050	4,991
Tanzania Republic
Term Loan, 8.09%, (6M LIBOR + 5.20%), 05/23/23 (a) (d)	1,940	1,895
		6,886
Total Senior Loan Interests (cost $12,165)		9,939
GOVERNMENT AND AGENCY OBLIGATIONS 62.2%
Albania 0.5%
Albania Government International Bond
5.75%, 11/12/20, EUR	973	1,198
Argentina 4.5%
Argentina Republic Government International Bond
4.50%, 06/21/19	421	419
5.00%, 01/15/27, EUR	201	167
	Shares/Par[1]	Value ($)
7.63%, 04/22/46	2,146	1,556
6.25%, 11/09/47, EUR	6,796	5,568
6.88%, 01/11/48	4,261	2,940
City of Buenos Aires, Argentina
52.79%, (Argentina Deposit Rates Badlar + 3.25%), 03/29/24, ARS (a)	2,877	63
Provincia de Buenos Aires
49.22%, (Argentina Deposit Rates Badlar + 3.83%), 05/31/22, ARS (a)	4,884	120
53.85%, (Argentina Deposit Rates Badlar + 3.75%), 04/12/25, ARS (a) (f)	22,662	523
		11,356
Bahrain 5.6%
Bahrain Government International Bond
6.13%, 08/01/23	1,498	1,528
7.00%, 10/12/28	3,432	3,428
6.75%, 09/20/29	1,314	1,286
7.50%, 09/20/47	7,521	7,248
CBB International Sukuk Co. SPC
6.88%, 10/05/25	475	494
		13,984
Barbados 1.2%
Barbados Government International Bond
0.00%, 12/05/35 (b) (c)	5,386	2,956
Dominican Republic 1.6%
Dominican Republic International Bond
8.90%, 02/15/23, DOP	210,700	4,046
El Salvador 3.3%
El Salvador Government International Bond
7.75%, 01/24/23	2,532	2,600
5.88%, 01/30/25	162	148
6.38%, 01/18/27	439	401
8.63%, 02/28/29	3,042	3,185
8.25%, 04/10/32	1,975	1,981
		8,315
Iceland 3.6%
Iceland Rikisbref
6.25%, 02/05/20, ISK	6,393	56
7.25%, 10/26/22, ISK	53,070	484
5.00%, 11/15/28, ISK	145,688	1,208
6.50%, 01/24/31, ISK	772,930	7,235
		8,983
Indonesia 2.9%
Indonesia Government Bond
7.00%, 05/15/27, IDR	21,931,000	1,424
Indonesia Treasury Bond
6.13%, 05/15/28, IDR	56,535,000	3,460
8.25%, 05/15/36, IDR	7,239,000	499
7.50%, 08/15/32 - 05/15/38, IDR	31,043,000	1,985
		7,368
Kazakhstan 0.6%
Kazakhstan Government International Bond
9.60%, 04/03/21, KZT (d)	527,190	1,386
Macedonia 5.6%
Former Yugoslav Republic of Macedonia
3.98%, 07/24/21, EUR	5,815	6,987
Macedonia Government International Bond
4.88%, 12/01/20, EUR	5,451	6,682
2.75%, 01/18/25, EUR	330	368
		14,037
Mongolia 1.0%
Mongolia Government International Bond
5.13%, 12/05/22	219	205
5.63%, 05/01/23	514	486
8.75%, 03/09/24	1,738	1,857
		2,548
New Zealand 5.0%
New Zealand Government Inflation Indexed Bond
3.00%, 09/20/30, NZD (g)	3,942	3,301
2.50%, 09/20/35 - 09/20/40, NZD (g)	11,635	9,259
		12,560

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Saudi Arabia 1.0%
Saudi Arabia Government International Bond
4.63%, 10/04/47	963	880
5.00%, 04/17/49	1,552	1,498
		2,378
Serbia 16.6%
Serbia Treasury Bond
10.00%, 09/11/21 - 02/05/22, RSD	1,022,230	11,732
5.75%, 07/21/23, RSD	1,952,930	20,545
5.88%, 02/08/28, RSD	882,540	9,242
		41,519
Sri Lanka 4.8%
Sri Lanka Government Bond
9.00%, 05/01/21, LKR	133,000	693
9.45%, 10/15/21, LKR	479,000	2,489
11.20%, 07/01/22, LKR	56,460	305
10.00%, 10/01/22 - 03/15/23, LKR	783,560	4,062
11.50%, 12/15/21 - 05/15/23, LKR	26,000	141
10.20%, 07/15/23, LKR	427,000	2,212
11.40%, 01/01/24, LKR	160,000	867
11.00%, 08/01/24, LKR	41,000	217
10.25%, 03/15/25, LKR	56,730	290
11.00%, 08/01/21 - 08/01/25, LKR	135,710	732
11.50%, 09/01/28, LKR	25,000	133
		12,141
Thailand 1.1%
Thailand Government Inflation Indexed Bond
1.25%, 03/12/28, THB (h)	96,516	2,771
Tunisia 0.5%
Banque Centrale de Tunisie SA
5.63%, 02/17/24, EUR	1,192	1,235
Turkey 1.0%
Turkey Government International Bond
5.20%, 02/16/26, EUR	965	1,101
6.13%, 10/24/28	1,617	1,506
		2,607
United States of America 1.8%
Federal Home Loan Mortgage Corp.
Interest Only, Series C11-362, 4.00%, 12/15/47	1,081	226
Interest Only, Series S-4070, REMIC, 3.64%, (6.10% - (1M USD LIBOR * 1)), 06/15/32 (a)	2,382	332
Federal National Mortgage Association
Interest Only, Series 2013-DS-15, REMIC, 3.69%, (6.20% - (1M USD LIBOR * 1)), 03/25/33 (a)	881	118
Interest Only, Series 2010-SJ-124, REMIC, 3.54%, (6.05% - (1M USD LIBOR * 1)), 11/25/38 (a)	1,330	66
Interest Only, Series 2012-SK-150, REMIC, 3.64%, (6.15% - (1M USD LIBOR * 1)), 01/25/43 (a)	2,290	279
Interest Only, Series 2018-45-GI, REMIC, 4.00%, 06/25/48	6,821	1,524
Interest Only, Series 2018-BI-58, REMIC, 4.00%, 08/25/48	2,490	561
Interest Only, Series 2018-DI-59, REMIC, 4.00%, 08/25/48	6,151	1,300
		4,406
Total Government And Agency Obligations (cost $159,371)		155,794
COMMON STOCKS 6.5%
Cyprus 0.3%
Bank of Cyprus Holdings Plc (b)	491	863
Iceland 3.3%
Arion Bank hf	2,033	1,231
Eik Fasteignafelag hf	6,923	493
Eimskipafelag Islands hf	566	1,110
Festi hf (b)	468	465
Hagar hf	2,806	1,124
Reginn hf (b)	2,691	488
Reitir Fasteignafelag hf	1,784	1,126
Siminn hf	43,189	1,389
Sjova-Almennar Tryggingar hf	4,784	572
	Shares/Par[1]	Value ($)
Tryggingamidstodin hf	1,055	236
Vatryggingafelag Islands hf	335	29
		8,263
Mongolia 0.2%
Mongolian Mining Corp. (b)	3,405	69
Turquoise Hill Resources Ltd. (b)	213	351
		420
Serbia 0.0%
Komercijalna banka ad Beograd (b)	5	114
Singapore 0.6%
Yoma Strategic Holdings Ltd.	6,170	1,538
South Korea 0.7%
Hyundai Mobis	1	119
Hyundai Motor Co.	1	141
KB Financial Group Inc.	3	125
KT&G Corp.	1	107
NAVER Corp.	2	239
Samsung Biologics Co. Ltd. (b)	—	108
Samsung C&T Corp.	1	103
Samsung Electronics Co. Ltd.	9	314
Samsung Life Insurance Co. Ltd.	1	94
Samsung SDI Co. Ltd.	1	117
Samsung SDS Co. Ltd.	1	114
SK Hynix Inc.	3	143
SK Telecom Co. Ltd.	1	133
		1,857
Vietnam 1.4%
Bank for Foreign Trade of Vietnam JSC	88	202
Bank for Investment and Development of Vietnam JSC (b)	67	100
Bao Viet Holdings	23	87
Binh Minh Plastics JSC	37	83
Coteccons Construction JSC	19	132
Danang Rubber JSC	10	9
Domesco Medical Import Export JSC	11	36
HA TIEN 1 Cement JSC	31	18
Hoa Phat Group JSC (b)	126	167
Hoa Sen Group	23	6
KIDO Group Corp.	53	56
KinhBac City Development Share Holding Corp. (b)	74	42
Masan Group Corp. (b)	80	266
PetroVietnam Drilling and Well Services JSC (b)	38	24
PetroVietnam Fertilizer & Chemicals JSC	55	53
PetroVietnam Gas JSC	24	88
PetroVietnam Nhon Trach 2 Power JSC	127	134
PetroVietnam Technical Service JSC	97	74
Pha Lai Thermal Power JSC	31	24
Refrigeration Electrical Engineering Corp.	37	49
Saigon - Hanoi Commercial JSB (b)	135	42
Saigon Securities Inc.	96	109
Saigon Thuong Tin Commercial JSB (b)	213	110
Tan Tao Investment & Industry JSC (b)	153	20
Viet Capital Securities JSC	61	122
Vietnam Dairy Products JSC	58	301
Vietnam JSC Bank for Industry and Trade (b)	21	17
Vietnam Prosperity JSC Bank (i)	82	75
Vietnam Technological & Commercial JSC Bank (b) (i)	110	131
Vingroup JSC (b)	194	795
		3,372
Total Common Stocks (cost $18,731)		16,427
SHORT TERM INVESTMENTS 14.3%
Investment Companies 6.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (j) (k)	17,062	17,062
Treasury Securities 7.5%
Egypt Treasury Bill
18.59%, 01/01/19, EGP (l)	6,800	379
18.36%, 01/08/19, EGP (l)	5,250	292
18.24%, 01/15/19, EGP (l)	8,375	465
17.31%, 01/29/19, EGP (l)	12,300	676
17.09%, 04/02/19, EGP (l)	19,750	1,051

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
16.59%, 04/23/19, EGP (l)	34,500	1,815
17.14%, 06/04/19, EGP (l)	39,200	2,018
15.79%, 08/06/19, EGP (l)	14,350	716
Georgia Treasury Bill
6.78%, 05/16/19 - 06/13/19, GEL (l)	2,760	1,000
U.S. Treasury Bill
2.25%, 01/10/19 (l) (m)	2,000	1,999
2.19%, 01/31/19 (l) (m)	4,500	4,491
2.22%, 02/14/19 (l) (m)	4,000	3,989
		18,891
Total Short Term Investments (cost $36,002)		35,953
Total Investments 89.3% (cost $233,495)		223,886
Total Purchased Options 1.2% (cost $3,231)		2,972
Other Derivative Instruments (1.9)%		(4,719)
Other Assets and Liabilities, Net 11.4%		28,462
Total Net Assets 100.0%		250,601

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Non-income producing security.

(c) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.7% of the Fund’s net assets.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $523 and 0.2%, respectively.

(g) Treasury inflation indexed note, par amount is not adjusted for inflation.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(l) The coupon rate represents the yield to maturity.

(m) All or a portion of the security is pledged or segregated as collateral.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M EURIBOR	457	September 2019	EUR	114,445	(6)	136
3M EURIBOR	(457)	September 2020	EUR	(113,965)	(13)	(475)
5-Year USD Deliverable Interest Rate Swap	(4)	March 2019		(399)	(1)	(4)
Euro-OAT	(91)	March 2019	EUR	(13,764)	—	46
Tokyo Price Index	18	March 2019	JPY	285,075	—	(146)
					(20)	(443)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.75	(S)	04/12/23	257	—	(2)
3M LIBOR (Q)	Receiving	2.99	(S)	06/22/23	315	(1)	(5)
3M LIBOR (Q)	Receiving	3.11	(S)	09/27/23	485	(1)	(12)
3M LIBOR (Q)	Receiving	3.09	(S)	09/28/23	460	(1)	(11)
3M LIBOR (Q)	Receiving	3.08	(S)	10/02/23	150	—	(3)
3M LIBOR (Q)	Receiving	3.06	(S)	10/02/23	600	(1)	(13)
3M LIBOR (Q)	Receiving	3.08	(S)	10/03/23	383	(1)	(9)
3M LIBOR (Q)	Receiving	3.18	(S)	10/12/23	461	(1)	(13)
3M LIBOR (Q)	Receiving	3.14	(S)	10/13/23	213	—	(5)
3M LIBOR (Q)	Receiving	3.12	(S)	10/16/23	211	—	(5)
3M LIBOR (Q)	Receiving	3.15	(S)	10/18/23	211	—	(5)
3M LIBOR (Q)	Receiving	3.15	(S)	10/19/23	279	(1)	(7)
3M LIBOR (Q)	Receiving	3.19	(S)	10/23/23	232	—	(7)
3M LIBOR (Q)	Receiving	3.19	(S)	10/23/23	527	(1)	(12)
3M LIBOR (Q)	Receiving	3.15	(S)	10/25/23	411	(1)	(11)
3M LIBOR (Q)	Receiving	3.09	(S)	10/31/23	225	—	(5)
3M LIBOR (Q)	Receiving	2.18	(S)	09/19/27	1,777	(6)	70
3M LIBOR (Q)	Receiving	2.68	(S)	01/30/28	1,975	(7)	1
3M LIBOR (Q)	Receiving	2.72	(S)	01/31/28	140	—	—
3M LIBOR (Q)	Receiving	2.74	(S)	02/01/28	2,985	(11)	(12)
3M LIBOR (Q)	Receiving	2.84	(S)	02/09/28	93	—	(1)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.82	(S)	04/12/28		100	—	(1)
3M LIBOR (Q)	Receiving	2.80	(S)	04/13/28		100	—	(1)
3M LIBOR (Q)	Receiving	2.89	(S)	04/18/28		157	(1)	(3)
3M LIBOR (Q)	Receiving	3.01	(S)	05/29/28		715	(3)	(19)
3M LIBOR (Q)	Receiving	2.94	(S)	06/05/28		321	(1)	(7)
3M LIBOR (Q)	Receiving	2.96	(S)	06/07/28		278	(1)	(6)
3M LIBOR (Q)	Receiving	2.94	(S)	06/27/28		260	(1)	(5)
3M LIBOR (Q)	Receiving	3.13	(S)	09/28/28		680	(3)	(25)
3M LIBOR (Q)	Receiving	3.11	(S)	10/02/28		569	(2)	(20)
3M LIBOR (Q)	Receiving	3.12	(S)	10/02/28		922	(4)	(33)
3M LIBOR (Q)	Receiving	3.14	(S)	10/03/28		236	(1)	(9)
3M LIBOR (Q)	Receiving	3.11	(S)	10/04/28		866	(3)	(30)
3M LIBOR (Q)	Receiving	3.19	(S)	10/05/28		306	(1)	(13)
3M LIBOR (Q)	Receiving	3.24	(S)	10/09/28		279	(1)	(13)
3M LIBOR (Q)	Receiving	3.27	(S)	10/10/28		119	—	(6)
3M LIBOR (Q)	Receiving	3.27	(S)	10/12/28		135	(1)	(7)
3M LIBOR (Q)	Receiving	2.99	(S)	07/03/38		297	—	—
3M LIBOR (Q)	Receiving	3.01	(S)	07/05/38		414	—	—
3M LIBOR (Q)	Receiving	2.98	(S)	07/05/38		414	(1)	1
3M LIBOR (Q)	Receiving	3.01	(S)	07/05/38		539	(1)	—
3M LIBOR (Q)	Receiving	2.98	(S)	07/06/38		580	(1)	1
3M LIBOR (Q)	Receiving	2.97	(S)	07/07/38		893	(1)	2
3M LIBOR (Q)	Receiving	3.04	(S)	12/21/38		1,961	(3)	(6)
3M LIBOR (Q)	Receiving	3.12	(S)	05/18/48		482	(3)	(27)
3M LIBOR (Q)	Receiving	3.12	(S)	05/23/48		540	(4)	(31)
3M LIBOR (Q)	Receiving	3.02	(S)	05/29/48		184	(1)	(7)
3M LIBOR (Q)	Receiving	3.14	(S)	09/25/48		320	(2)	(20)
3M LIBOR (Q)	Receiving	3.14	(S)	09/28/48		529	(3)	(34)
3M LIBOR (Q)	Receiving	3.12	(S)	10/01/48		754	(5)	(45)
3M LIBOR (Q)	Receiving	3.12	(S)	10/01/48		1,409	(9)	(83)
3M LIBOR (Q)	Receiving	3.12	(S)	10/02/48		870	(6)	(51)
3M LIBOR (Q)	Receiving	3.15	(S)	10/03/48		152	(1)	(10)
3M LIBOR (Q)	Receiving	3.13	(S)	10/04/48		163	(1)	(10)
3M LIBOR (Q)	Receiving	3.21	(S)	10/05/48		923	(6)	(72)
3M LIBOR (Q)	Receiving	3.29	(S)	10/09/48		327	(2)	(31)
3M LIBOR (Q)	Receiving	3.26	(S)	10/09/48		738	(5)	(65)
3M LIBOR (Q)	Receiving	3.30	(S)	10/13/48		349	(2)	(34)
3M LIBOR (Q)	Receiving	3.32	(S)	11/06/48		1,150	(8)	(117)
3M LIBOR (Q)	Receiving	3.33	(S)	11/13/48		373	(3)	(39)
3M LIBOR (Q)	Paying	1.75	(A)	07/31/20		1,732	—	(25)
3M LIBOR (Q)	Paying	1.55	(S)	09/23/20		310	—	(6)
3M LIBOR (Q)	Paying	1.42	(S)	10/28/20		2,230	1	(49)
3M LIBOR (Q)	Paying	1.43	(S)	10/28/20		2,230	1	(49)
3M LIBOR (Q)	Paying	1.54	(S)	11/05/20		2,295	1	(46)
3M LIBOR (Q)	Paying	1.56	(S)	11/09/20		2,221	1	(44)
3M LIBOR (Q)	Paying	1.11	(S)	02/23/21		1,343	1	(43)
3M LIBOR (Q)	Paying	1.17	(S)	02/25/21		1,303	1	(40)
3M LIBOR (Q)	Paying	1.59	(S)	04/12/26		1,275	4	(88)
3M LIBOR (Q)	Paying	1.59	(S)	04/12/26		935	3	(65)
3M LIBOR (Q)	Paying	1.66	(S)	05/09/26		901	3	(59)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.49	(S)	05/11/27	NZD	9,850	(10)	(487)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.17	(S)	06/26/27	NZD	12,860	(13)	(420)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.13	(S)	01/09/28	NZD	7,000	(8)	(210)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.24	(S)	06/07/28	NZD	3,000	(4)	(108)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Paying	4.96	(S)	04/29/24	NZD	6,530	1	638
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Paying	4.05	(S)	06/16/25	NZD	5,278	2	341
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Paying	4.05	(S)	06/16/25	NZD	3,210	1	207
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.78	(S)	12/19/46	JPY	241,860	—	(58)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.89	(S)	09/18/47	JPY	1,000	—	—
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.92	(S)	09/18/47	JPY	194,000	—	(104)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.89	(S)	09/18/47	JPY	225,000	—	(101)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.95	(S)	12/18/47	JPY	238,208	—	(139)
6M BUBOR (S)	Receiving	1.27	(A)	12/13/21	HUF	406,479	—	(4)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
6M BUBOR (S)	Receiving	1.46	(A)	01/12/22	HUF	753,650	—	(20)
6M BUBOR (S)	Receiving	1.44	(A)	01/13/22	HUF	693,350	—	(17)
6M BUBOR (S)	Receiving	1.25	(A)	02/06/23	HUF	650,326	—	13
6M BUBOR (S)	Receiving	1.27	(A)	02/07/23	HUF	631,444	—	12
6M BUBOR (S)	Receiving	1.19	(A)	03/12/23	HUF	192,000	—	7
6M BUBOR (S)	Receiving	1.89	(A)	06/18/23	HUF	181,774	—	(12)
6M BUBOR (S)	Receiving	1.94	(A)	08/01/26	HUF	448,000	—	3
6M BUBOR (S)	Receiving	1.94	(A)	09/21/26	HUF	171,688	—	2
6M BUBOR (S)	Receiving	1.93	(A)	09/21/26	HUF	176,090	—	3
6M BUBOR (S)	Receiving	1.89	(A)	09/21/26	HUF	434,356	—	11
6M BUBOR (S)	Receiving	2.14	(A)	10/13/26	HUF	174,916	—	(7)
6M BUBOR (S)	Receiving	2.08	(A)	10/28/26	HUF	181,556	—	(4)
6M BUBOR (S)	Receiving	2.18	(A)	11/03/26	HUF	182,148	—	(9)
6M BUBOR (S)	Receiving	2.15	(A)	11/07/26	HUF	178,600	—	(7)
6M BUBOR (S)	Receiving	2.12	(A)	11/08/26	HUF	177,417	—	(6)
6M BUBOR (S)	Receiving	2.14	(A)	11/10/26	HUF	488,487	—	(18)
6M BUBOR (S)	Receiving	2.09	(A)	02/07/28	HUF	114,925	—	3
6M BUBOR (S)	Receiving	2.82	(A)	06/15/28	HUF	72,386	—	(14)
6M BUBOR (S)	Receiving	2.97	(A)	06/18/28	HUF	170,084	—	(42)
6M EURIBOR (S)	Receiving	0.25	(A)	09/20/22	EUR	7,744	1	(105)
6M EURIBOR (S)	Receiving	1.00	(A)	03/21/23	EUR	800	—	(9)
6M EURIBOR (S)	Receiving	0.45	(A)	05/16/23	EUR	100	—	(2)
6M EURIBOR (S)	Receiving	0.43	(A)	05/22/23	EUR	1,067	—	(10)
6M EURIBOR (S)	Receiving	0.23	(A)	12/27/23	EUR	1,450	—	(3)
6M EURIBOR (S)	Receiving	0.95	(A)	04/12/28	EUR	159	—	(3)
6M EURIBOR (S)	Receiving	1.36	(A)	04/05/48	EUR	625	(1)	(16)
6M EURIBOR (S)	Receiving	1.60	(A)	05/18/48	EUR	731	(1)	(45)
6M EURIBOR (S)	Receiving	1.59	(A)	05/24/48	EUR	100	—	(6)
6M EURIBOR (S)	Receiving	1.54	(A)	05/29/48	EUR	702	(1)	(32)
6M EURIBOR (S)	Receiving	1.46	(A)	05/31/48	EUR	137	—	(3)
6M EURIBOR (S)	Paying	0.98	(A)	03/29/28	EUR	4,600	1	114
6M EURIBOR (S)	Paying	1.05	(A)	04/25/28	EUR	8,400	3	268
6M GBP LIBOR (S)	Receiving	1.35	(S)	11/20/23	GBP	3,074	1	(11)
6M GBP LIBOR (S)	Receiving	1.36	(S)	11/20/23	GBP	3,136	1	(12)
6M GBP LIBOR (S)	Receiving	1.35	(S)	11/20/23	GBP	3,136	1	(11)
6M GBP LIBOR (S)	Receiving	1.36	(S)	11/20/23	GBP	3,136	1	(13)
6M PRIBOR (S)	Receiving	2.15	(A)	07/30/28	CZK	34,620	(5)	(52)
6M PRIBOR (S)	Receiving	2.16	(A)	07/31/28	CZK	97,600	(14)	(150)
6M PRIBOR (S)	Receiving	2.23	(A)	08/03/28	CZK	26,350	(4)	(49)
6M PRIBOR (S)	Receiving	2.21	(A)	08/06/28	CZK	32,470	(5)	(57)
6M PRIBOR (S)	Receiving	2.25	(A)	08/07/28	CZK	92,220	(13)	(176)
6M PRIBOR (S)	Receiving	2.23	(A)	08/09/28	CZK	1,910	—	(3)
6M PRIBOR (S)	Receiving	2.22	(A)	08/10/28	CZK	9,540	(1)	(17)
6M PRIBOR (S)	Receiving	2.19	(A)	08/16/28	CZK	22,849	(3)	(38)
6M PRIBOR (S)	Receiving	2.23	(A)	08/17/28	CZK	47,910	(7)	(88)
6M PRIBOR (S)	Receiving	2.23	(A)	08/17/28	CZK	47,910	(7)	(88)
6M PRIBOR (S)	Receiving	2.23	(A)	08/20/28	CZK	45,330	(6)	(84)
6M PRIBOR (S)	Receiving	2.24	(A)	08/21/28	CZK	45,696	(6)	(86)
6M PRIBOR (S)	Receiving	2.32	(A)	08/23/28	CZK	64,305	(9)	(142)
6M PRIBOR (S)	Receiving	2.20	(A)	09/08/28	CZK	46,490	(6)	(80)
6M PRIBOR (S)	Paying	2.06	(A)	07/30/22	CZK	76,290	3	18
6M PRIBOR (S)	Paying	2.07	(A)	07/31/22	CZK	248,573	9	65
6M PRIBOR (S)	Paying	2.11	(A)	08/03/22	CZK	67,110	2	22
6M PRIBOR (S)	Paying	2.08	(A)	08/06/22	CZK	82,220	3	24
6M PRIBOR (S)	Paying	2.06	(A)	08/16/22	CZK	57,144	2	15
6M PRIBOR (S)	Paying	2.11	(A)	08/17/22	CZK	105,620	4	35
6M PRIBOR (S)	Paying	2.11	(A)	08/17/22	CZK	105,620	4	35
6M PRIBOR (S)	Paying	2.10	(A)	08/18/22	CZK	110,600	4	36
6M PRIBOR (S)	Paying	2.12	(A)	08/21/22	CZK	112,447	4	39
6M PRIBOR (S)	Paying	2.13	(A)	08/21/22	CZK	36,868	1	14
6M PRIBOR (S)	Paying	2.17	(A)	08/23/22	CZK	26,870	1	12
6M PRIBOR (S)	Paying	2.20	(A)	08/23/22	CZK	140,731	5	68
6M PRIBOR (S)	Paying	2.15	(A)	08/06/23	CZK	88,110	5	53
6M PRIBOR (S)	Paying	2.20	(A)	08/07/23	CZK	175,724	10	123
6M PRIBOR (S)	Paying	2.18	(A)	08/09/23	CZK	4,563	—	3
6M PRIBOR (S)	Paying	2.17	(A)	08/10/23	CZK	22,820	1	15
6M PRIBOR (S)	Paying	2.16	(A)	08/13/23	CZK	18,617	1	12
6M SIBOR (S)	Paying	2.42	(S)	10/19/23	SGD	5,000	8	88
6M SIBOR (S)	Paying	2.42	(S)	10/19/23	SGD	5,000	8	88
6M SIBOR (S)	Paying	2.44	(S)	10/22/23	SGD	5,000	8	91

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
6M SIBOR (S)	Paying	2.45	(S)	10/22/23	SGD	9,000	14	165
6M SIBOR (S)	Paying	2.44	(S)	10/23/23	SGD	2,000	3	36
6M SIBOR (S)	Paying	2.08	(S)	12/13/23	SGD	6,970	11	40
6M SIBOR (S)	Paying	2.09	(S)	12/13/23	SGD	7,300	11	44
6M WIBOR (S)	Paying	2.41	(A)	12/13/21	PLN	5,932	—	23
6M WIBOR (S)	Paying	2.46	(A)	01/12/22	PLN	11,203	—	48
6M WIBOR (S)	Paying	2.44	(A)	01/13/22	PLN	11,587	—	48
6M WIBOR (S)	Paying	2.69	(A)	02/07/23	PLN	9,007	—	65
6M WIBOR (S)	Paying	2.51	(A)	06/15/23	PLN	8,504	1	42
6M WIBOR (S)	Paying	2.28	(A)	09/21/26	PLN	2,348	—	—
6M WIBOR (S)	Paying	2.30	(A)	09/21/26	PLN	8,687	1	29
6M WIBOR (S)	Paying	2.49	(A)	10/13/26	PLN	2,483	—	9
6M WIBOR (S)	Paying	2.47	(A)	10/19/26	PLN	2,524	—	8
6M WIBOR (S)	Paying	2.47	(A)	10/28/26	PLN	2,600	—	8
6M WIBOR (S)	Paying	2.56	(A)	11/02/26	PLN	2,600	—	12
6M WIBOR (S)	Paying	2.54	(A)	11/07/26	PLN	2,600	—	11
6M WIBOR (S)	Paying	2.50	(A)	11/08/26	PLN	2,600	—	10
6M WIBOR (S)	Paying	2.52	(A)	11/10/26	PLN	7,186	1	29
6M WIBOR (S)	Paying	3.14	(A)	02/07/28	PLN	1,612	—	19
HICP (A)	Receiving	1.57	(A)	08/15/32	EUR	778	—	(11)
HICP (A)	Receiving	1.59	(A)	08/15/32	EUR	1,783	—	(30)
HICP (A)	Receiving	1.60	(A)	08/15/32	EUR	1,741	—	(35)
HICP (A)	Receiving	1.74	(A)	02/15/33	EUR	86	—	(4)
HICP (A)	Paying	1.77	(A)	08/15/42	EUR	778	—	13
HICP (A)	Paying	1.79	(A)	08/15/42	EUR	1,741	—	40
HICP (A)	Paying	1.78	(A)	08/15/42	EUR	1,783	—	31
HICP (A)	Paying	1.93	(A)	02/15/43	EUR	86	—	6
HICP (A)	Paying	1.90	(A)	08/04/47	EUR	469	—	20
HICP (A)	Paying	1.89	(A)	08/07/47	EUR	29	—	1
US CPURNSA (A)	Receiving	2.42	(A)	02/06/43		609	(2)	(47)
US CPURNSA (A)	Receiving	2.16	(A)	08/04/47		631	(2)	(10)
US CPURNSA (A)	Receiving	2.13	(A)	08/22/47		797	(3)	(6)
US CPURNSA (A)	Receiving	2.15	(A)	08/25/47		792	(3)	(9)
US CPURNSA (A)	Receiving	2.15	(A)	09/01/47		790	(3)	(9)
US CPURNSA (A)	Paying	2.41	(A)	02/06/33		609	2	32
							(105)	(1,529)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.EM.30 (Q)	1.00	12/20/23	3,890	183	(3)	(7)
CDX.EM.30 (Q)	1.00	12/20/23	5,090	239	(4)	(5)
CDX.EM.30 (Q)	1.00	12/20/23	3,631	170	(3)	4
Penerbangan Malaysia Bhd (Q)	1.00	12/20/23	29,470	133	1	(1)
Republic of South Africa (Q)	1.00	12/20/23	2,215	120	—	6
Russian Federation (Q)	1.00	12/20/23	13,938	333	(1)	13
State of Qatar (Q)	1.00	12/20/22	2,380	(31)	—	(31)
United Mexican States (Q)	1.00	12/20/23	24,025	589	(13)	239
				1,736	(23)	218
Credit default swap agreements - sell protection[4]
Republic of Argentina (Q)	5.00	12/20/23	(5,371)	(590)	12	(360)
Republic of Indonesia (Q)	1.00	12/20/23	(6,000)	(101)	—	20
				(691)	12	(340)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]		Value ($)
Foreign Currency Options
Mexican Peso versus USD ‡	CGM	Call	MXN	21.32	05/06/19		3,440,000	50
Mexican Peso versus USD ‡	CIT	Call	MXN	21.32	05/06/19		161,000	2
Mexican Peso versus USD ‡	GSC	Call	MXN	21.32	05/07/19		2,960,000	43
Euro versus SEK ‡	BNP	Put	SEK	9.96	04/15/19	EUR	5,985,000	45
Euro versus SEK ‡	BNP	Put	SEK	9.68	01/18/19	EUR	3,869,000	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Purchased Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]		Value ($)
Euro versus SEK ‡	CIT	Put	SEK	9.96	04/12/19	EUR	7,250,000	53
Euro versus SEK ‡	CIT	Put	SEK	9.58	04/12/19	EUR	5,440,000	6
Euro versus SEK ‡	CIT	Put	SEK	9.67	01/18/19	EUR	3,968,000	—
Euro versus SEK ‡	DUB	Put	SEK	9.56	04/23/19	EUR	8,410,000	11
Euro versus SEK ‡	DUB	Put	SEK	9.70	01/16/19	EUR	5,253,000	—
Euro versus USD ‡	GSC	Put		1.14	05/27/19	EUR	12,203,000	165
								375
Interest Rate Swaptions[10]
3M LIBOR, 06/30/28	BOA	Call		3.00	06/29/28		10,255,000	595
3M LIBOR, 07/04/28	CGM	Call		3.01	07/03/28		4,146,000	242
3M LIBOR, 07/06/28	GSC	Call		2.99	07/05/28		3,830,000	221
3M LIBOR, 07/06/28	MSC	Call		2.98	07/05/28		4,146,000	237
3M LIBOR, 06/30/28	BOA	Put		3.00	06/29/28		10,255,000	595
3M LIBOR, 07/04/28	CGM	Put		3.01	07/03/28		4,146,000	239
3M LIBOR, 07/06/28	GSC	Put		2.99	07/05/28		3,830,000	224
3M LIBOR, 07/06/28	MSC	Put		2.98	07/05/28		4,146,000	244
								2,597

‡The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust’s Board of Trustees.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AED/USD	SCB	10/16/19	AED	5,215	1,419	1
AED/USD	BNP	02/03/20	AED	24,100	6,556	4
AED/USD	BNP	02/18/20	AED	3,735	1,016	—
AUD/USD	BNP	01/09/19	AUD	4,742	3,342	(19)
AUD/USD	GSC	01/22/19	AUD	13,005	9,167	(101)
AUD/USD	SCB	01/29/19	AUD	8,233	5,805	(44)
BHD/USD	SCB	09/25/19	BHD	445	1,175	(1)
BHD/USD	SCB	10/07/19	BHD	1,495	3,945	(3)
BHD/USD	SCB	10/07/19	BHD	300	791	—
CNY/USD	GSC	01/03/19	CNY	14,680	2,138	7
CNY/USD	SCB	01/03/19	CNY	19,050	2,774	33
CNY/USD	GSC	02/28/19	CNY	14,020	2,042	2
CNY/USD	CIT	06/28/19	CNY	20,769	3,030	(26)
CNY/USD	CIT	06/28/19	CNY	30,059	4,384	50
CNY/USD	DUB	06/28/19	CNY	8,798	1,283	8
CNY/USD	SCB	06/28/19	CNY	29,214	4,262	24
CNY/USD	DUB	07/18/19	CNY	23,000	3,356	5
CNY/USD	GSC	07/18/19	CNY	32,546	4,749	9
CNY/USD	JPM	07/18/19	CNY	24,000	3,502	6
CNY/USD	SCB	07/18/19	CNY	23,000	3,356	6
CNY/USD	CIT	08/27/19	CNY	14,240	2,079	38
CNY/USD	SCB	08/27/19	CNY	25,300	3,694	70
COP/USD	GSC	01/29/19	COP	20,804,051	6,397	(181)
COP/USD	BNP	03/05/19	COP	9,725,040	2,986	(42)
COP/USD	GSC	03/13/19	COP	3,697,418	1,135	(25)
COP/USD	SCB	03/13/19	COP	3,632,912	1,115	(21)
COP/USD	UBS	03/20/19	COP	3,452,384	1,059	(17)
CZK/EUR	CIT	02/13/19	EUR	(222)	(255)	1
EGP/USD	BNP	01/22/19	EGP	7,049	391	8
EGP/USD	HSB	01/22/19	EGP	8,110	450	8
EGP/USD	CIT	02/26/19	EGP	4,785	262	2
EGP/USD	HSB	02/27/19	EGP	10,730	588	22
EGP/USD	HSB	03/12/19	EGP	15,540	849	36
EGP/USD	DUB	03/18/19	EGP	4,209	229	7
EGP/USD	HSB	03/19/19	EGP	15,571	849	26
EGP/USD	BOA	03/25/19	EGP	13,850	754	12
EGP/USD	HSB	04/16/19	EGP	8,383	453	12
EGP/USD	CIT	04/17/19	EGP	10,633	574	14
EGP/USD	CIT	04/18/19	EGP	3,509	189	4
EGP/USD	CIT	04/22/19	EGP	3,342	180	3
EGP/USD	CIT	04/23/19	EGP	2,399	129	2
EGP/USD	SCB	04/23/19	EGP	6,545	353	5
EGP/USD	DUB	04/30/19	EGP	20,955	1,127	44
EGP/USD	HSB	04/30/19	EGP	14,840	798	9
EGP/USD	CIT	05/13/19	EGP	34,980	1,874	46
EGP/USD	HSB	05/28/19	EGP	5,665	302	2
EGP/USD	DUB	05/30/19	EGP	19,264	1,027	34
EGP/USD	HSB	06/04/19	EGP	46,000	2,448	82
EGP/USD	DUB	06/13/19	EGP	924	49	2
EGP/USD	DUB	06/17/19	EGP	5,352	284	9
EGP/USD	DUB	07/15/19	EGP	7,450	391	9
EGP/USD	DUB	07/25/19	EGP	10,759	563	22
EGP/USD	DUB	07/29/19	EGP	10,745	562	21
EGP/USD	DUB	07/30/19	EGP	10,721	561	19
EGP/USD	JPM	08/05/19	EGP	5,506	287	9
EGP/USD	DUB	08/14/19	EGP	7,521	392	9
EGP/USD	DUB	08/27/19	EGP	3,245	168	5
EGP/USD	HSB	09/04/19	EGP	20,230	1,047	31
EGP/USD	DUB	09/05/19	EGP	15,360	794	25
EGP/USD	DUB	09/09/19	EGP	20,715	1,070	38
EUR/USD	DUB	01/10/19	EUR	6,588	7,552	(261)
EUR/USD	SCB	01/24/19	EUR	1,172	1,345	(8)
EUR/USD	SCB	01/24/19	EUR	38	43	—
EUR/USD	JPM	01/25/19	EUR	1,491	1,712	(24)
EUR/USD	SCB	01/31/19	EUR	702	806	(1)
EUR/USD	SCB	01/31/19	EUR	1,860	2,136	4
EUR/USD	SCB	02/01/19	EUR	897	1,031	(12)
EUR/USD	SCB	02/01/19	EUR	5,617	6,452	55
EUR/USD	UBS	02/07/19	EUR	3,600	4,137	(66)
EUR/USD	DUB	02/14/19	EUR	300	345	1
EUR/USD	GSC	02/21/19	EUR	7,057	8,118	(171)
EUR/USD	GSC	02/21/19	EUR	4,645	5,344	26
EUR/USD	DUB	02/22/19	EUR	2,920	3,359	27
EUR/USD	SCB	03/07/19	EUR	156	180	(4)
EUR/USD	SCB	03/07/19	EUR	973	1,121	8
EUR/USD	JPM	03/21/19	EUR	5,809	6,699	(7)
EUR/USD	GSC	04/04/19	EUR	145	167	1
EUR/USD	GSC	04/11/19	EUR	5,162	5,964	6
EUR/HUF	CIT	01/28/19	HUF	(51,950)	(186)	(1)
EUR/NOK	GSC	01/11/19	NOK	(1,637)	(189)	3
EUR/NOK	GSC	02/05/19	NOK	(43,590)	(5,047)	144
EUR/PLN	CIT	01/28/19	PLN	(1,325)	(354)	—
EUR/RON	CIT	01/23/19	RON	(8,523)	(2,097)	(73)
EUR/RON	DUB	01/23/19	RON	(8,600)	(2,116)	(75)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/RON	JPM	01/23/19	RON	(5,211)	(1,282)	(42)
EUR/RON	BNP	01/28/19	RON	(5,013)	(1,233)	(47)
EUR/RON	DUB	01/28/19	RON	(7,101)	(1,747)	(62)
EUR/RON	BNP	02/01/19	RON	(9,538)	(2,346)	(81)
EUR/RON	CIT	02/01/19	RON	(16,737)	(4,117)	(143)
EUR/RON	DUB	02/01/19	RON	(3,411)	(839)	(29)
EUR/RON	SCB	02/08/19	RON	(1,000)	(246)	(5)
EUR/RON	DUB	02/14/19	RON	(1,529)	(376)	(11)
EUR/RON	SCB	02/14/19	RON	(765)	(188)	(6)
EUR/RON	JPM	02/19/19	RON	(5,930)	(1,458)	(44)
EUR/RON	BNP	02/20/19	RON	(7,655)	(1,882)	(57)
EUR/RON	DUB	02/20/19	RON	(5,359)	(1,318)	(41)
EUR/RON	CIT	02/22/19	RON	(5,362)	(1,318)	(41)
EUR/RON	DUB	02/22/19	RON	(4,789)	(1,178)	(37)
EUR/RON	SCB	02/22/19	RON	(415)	(102)	(2)
EUR/RSD	DUB	02/05/19	RSD	(57,453)	(556)	(2)
EUR/SEK	SCB	01/11/19	SEK	(29,510)	(3,332)	(68)
ILS/USD	JPM	01/22/19	ILS	1,686	451	3
ILS/USD	JPM	02/11/19	ILS	21,610	5,794	(144)
ILS/USD	GSC	03/04/19	ILS	33,456	8,984	(94)
INR/USD	DUB	01/07/19	INR	116,090	1,662	70
INR/USD	GSC	01/07/19	INR	230,335	3,298	143
INR/USD	JPM	01/07/19	INR	150,305	2,152	94
INR/USD	DUB	01/14/19	INR	223,890	3,202	185
INR/USD	GSC	01/14/19	INR	162,995	2,332	135
INR/USD	UBS	01/14/19	INR	125,605	1,797	104
JPY/USD	UBS	01/18/19	JPY	282,691	2,582	57
JPY/USD	SCB	01/22/19	JPY	988,149	9,030	266
JPY/USD	SCB	01/24/19	JPY	548,679	5,015	116
JPY/USD	GSC	02/28/19	JPY	267,170	2,448	74
KRW/USD	CIT	01/14/19	KRW	1,214,466	1,089	1
KRW/USD	DUB	01/14/19	KRW	505,463	453	8
KRW/USD	GSC	01/30/19	KRW	2,000,000	1,794	34
KRW/USD	SCB	02/07/19	KRW	303,909	273	—
MAD/USD	BNP	01/22/19	MAD	4,598	480	(3)
MAD/USD	BNP	01/22/19	MAD	3,810	398	1
MAD/USD	SCB	03/18/19	MAD	847	88	—
MAD/USD	BNP	09/05/19	MAD	2,203	225	(2)
MAD/USD	BNP	09/12/19	MAD	17,560	1,793	(28)
MXN/USD	GSC	01/07/19	MXN	15,836	806	11
MXN/USD	BNP	01/14/19	MXN	23,575	1,198	18
NOK/EUR	DUB	01/22/19	EUR	(1,257)	(1,443)	(61)
NOK/EUR	GSC	02/05/19	EUR	(7,713)	(8,862)	(321)
NOK/EUR	TDS	02/14/19	EUR	(4,819)	(5,540)	(103)
NZD/USD	HSB	01/29/19	NZD	3,773	2,533	(15)
NZD/USD	JPM	01/29/19	NZD	5,700	3,827	109
OMR/USD	BNP	01/23/19	OMR	1,156	3,002	16
OMR/USD	BNP	04/03/19	OMR	477	1,237	1
OMR/USD	BNP	08/21/19	OMR	2,825	7,293	2
OMR/USD	BNP	08/28/19	OMR	1,966	5,073	14
QAR/USD	BNP	01/10/19	QAR	870	238	—
RON/EUR	CIT	01/23/19	EUR	(77)	(88)	—
RON/EUR	DUB	01/23/19	EUR	(464)	(533)	6
RON/EUR	BNP	01/28/19	EUR	(178)	(205)	(1)
RON/EUR	DUB	01/28/19	EUR	(628)	(721)	8
RON/EUR	BNP	02/01/19	EUR	(2,023)	(2,324)	22
RON/EUR	CIT	02/01/19	EUR	(3,308)	(3,800)	40
RON/EUR	DUB	02/22/19	EUR	(675)	(777)	19
RSD/EUR	CIT	02/05/19	EUR	(38)	(43)	—
RSD/EUR	DUB	02/05/19	EUR	(764)	(878)	1
RUB/USD	SCB	01/29/19	RUB	88,559	1,272	(25)
SEK/EUR	SCB	01/11/19	EUR	(5,549)	(6,362)	202
SEK/EUR	GSC	01/15/19	EUR	(2,194)	(2,516)	51
SEK/EUR	CIT	01/16/19	EUR	(972)	(1,114)	12
SEK/EUR	GSC	01/29/19	EUR	(2,252)	(2,586)	53
SEK/EUR	CIT	02/12/19	EUR	(933)	(1,072)	12
SEK/EUR	CIT	02/19/19	EUR	(971)	(1,117)	12
THB/USD	GSC	01/03/19	THB	68,010	2,089	(22)
THB/USD	SCB	01/03/19	THB	88,100	2,706	(29)
THB/USD	GSC	02/28/19	THB	56,220	1,729	23
THB/USD	DUB	03/11/19	THB	73,196	2,252	14
THB/USD	SCB	03/11/19	THB	49,264	1,515	12
THB/USD	UBS	03/11/19	THB	17,336	533	3
THB/USD	GSC	04/03/19	THB	68,010	2,094	6
THB/USD	SCB	04/03/19	THB	88,100	2,713	7
TRY/USD	SCB	01/14/19	TRY	2,053	385	9
TRY/USD	DUB	01/28/19	TRY	9,945	1,850	(536)
TRY/USD	DUB	01/28/19	TRY	4,577	852	20
TRY/USD	SCB	01/28/19	TRY	9,945	1,850	(535)
TRY/USD	GSC	02/03/20	TRY	23,946	3,772	(1,440)
TRY/USD	JPM	02/03/20	TRY	12,676	1,998	(735)
TRY/USD	DUB	02/10/20	TRY	9,945	1,563	(595)
TRY/USD	SCB	02/10/20	TRY	18,225	2,864	(1,098)
TRY/USD	GSC	02/14/20	TRY	18,069	2,836	(1,088)
TRY/USD	SCB	02/14/20	TRY	12,701	1,993	(766)
TWD/USD	GSC	04/24/19	TWD	54,590	1,793	(93)
TWD/USD	CIT	04/30/19	TWD	63,000	2,070	(98)
TWD/USD	DUB	04/30/19	TWD	63,527	2,087	(99)
UGX/USD	SCB	01/07/19	UGX	576,410	155	13
UGX/USD	CIT	01/14/19	UGX	583,772	157	8
UGX/USD	CIT	01/18/19	UGX	503,750	135	5
UGX/USD	CIT	01/23/19	UGX	1,003,549	269	8
UGX/USD	CIT	02/11/19	UGX	366,090	98	8
UGX/USD	SCB	02/14/19	UGX	512,942	137	5
UGX/USD	SCB	02/15/19	UGX	477,315	127	6
UGX/USD	SCB	02/28/19	UGX	478,168	127	5
UGX/USD	SCB	04/11/19	UGX	223,645	59	2
UGX/USD	CIT	04/25/19	UGX	512,400	135	4
UGX/USD	SCB	05/20/19	UGX	464,879	122	2
UGX/USD	SCB	06/14/19	UGX	465,123	121	1
UGX/USD	CIT	06/26/19	UGX	518,750	135	5
USD/AED	SCB	10/16/19	AED	(5,215)	(1,419)	(5)
USD/AED	BNP	02/03/20	AED	(35,804)	(9,739)	(32)
USD/AED	BNP	02/05/20	AED	(48,790)	(13,271)	(44)
USD/AED	BNP	02/18/20	AED	(3,735)	(1,016)	(3)
USD/ARS	BNP	01/22/19	ARS	(69,821)	(1,803)	(54)
USD/AUD	SCB	01/29/19	AUD	(5,100)	(3,596)	17
USD/BHD	BNP	06/19/19	BHD	(748)	(1,979)	(18)
USD/BHD	SCB	06/20/19	BHD	(363)	(960)	(8)
USD/BHD	SCB	06/24/19	BHD	(726)	(1,921)	(18)
USD/BHD	BNP	06/25/19	BHD	(728)	(1,926)	(20)
USD/BHD	SCB	06/25/19	BHD	(275)	(727)	(8)
USD/BHD	BOA	09/19/19	BHD	(837)	(2,210)	(30)
USD/BHD	SCB	09/25/19	BHD	(587)	(1,550)	(24)
USD/BHD	SCB	09/30/19	BHD	(329)	(868)	(1)
USD/BHD	SCB	10/03/19	BHD	(352)	(929)	(13)
USD/BHD	SCB	10/07/19	BHD	(1,795)	(4,737)	(65)
USD/BHD	BOA	10/15/19	BHD	(235)	(620)	(9)
USD/BHD	BOA	10/31/19	BHD	(389)	(1,025)	(15)
USD/BHD	BOA	11/04/19	BHD	(538)	(1,418)	(21)
USD/BHD	BNP	02/24/20	BHD	(351)	(922)	(9)
USD/BHD	BNP	03/02/20	BHD	(351)	(922)	(10)
USD/BHD	BNP	03/19/20	BHD	(268)	(704)	(11)
USD/BHD	BNP	03/23/20	BHD	(335)	(879)	(11)
USD/BHD	BNP	03/26/20	BHD	(257)	(675)	(8)
USD/CNY	GSC	01/03/19	CNY	(14,680)	(2,138)	(23)
USD/CNY	SCB	01/03/19	CNY	(19,050)	(2,775)	(25)
USD/CNY	GSC	02/28/19	CNY	(14,020)	(2,043)	(32)
USD/CNY	GSC	04/03/19	CNY	(9,860)	(1,437)	(8)
USD/CNY	SCB	04/03/19	CNY	(3,401)	(496)	(3)
USD/CNY	SCB	05/06/19	CNY	(21,680)	(3,160)	(37)
USD/CNY	CIT	06/28/19	CNY	(7,084)	(1,033)	(10)
USD/CNY	CIT	06/28/19	CNY	(52,100)	(7,600)	244
USD/CNY	DUB	06/28/19	CNY	(20,783)	(3,031)	(36)
USD/CNY	SCB	06/28/19	CNY	(35,185)	(5,133)	(62)
USD/CNY	DUB	07/18/19	CNY	(23,000)	(3,356)	40
USD/CNY	GSC	07/18/19	CNY	(32,546)	(4,749)	63
USD/CNY	JPM	07/18/19	CNY	(24,000)	(3,502)	47
USD/CNY	SCB	07/18/19	CNY	(23,000)	(3,356)	46
USD/CNY	CIT	08/27/19	CNY	(24,599)	(3,591)	(41)
USD/CNY	SCB	08/27/19	CNY	(25,300)	(3,694)	(41)
USD/COP	SCB	01/28/19	COP	(469,924)	(145)	(1)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Purchased/ Sold		Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/EUR		CIT	01/08/19	EUR	(1,618)	(1,854)	17
USD/EUR		DUB	01/10/19	EUR	(4,379)	(5,020)	(32)
USD/EUR		DUB	01/10/19	EUR	(5,021)	(5,755)	94
USD/EUR		SCB	01/17/19	EUR	(357)	(410)	(2)
USD/EUR		SCB	01/17/19	EUR	(1,784)	(2,046)	62
USD/EUR		SCB	01/24/19	EUR	(1,384)	(1,589)	9
USD/EUR		JPM	01/25/19	EUR	(5,112)	(5,868)	172
USD/EUR		CIT	01/28/19	EUR	(906)	(1,040)	(4)
USD/EUR		SCB	01/29/19	EUR	(252)	(289)	—
USD/EUR		UBS	01/29/19	EUR	(120)	(138)	(1)
USD/EUR		SCB	01/31/19	EUR	(10,426)	(11,974)	(7)
USD/EUR		SCB	01/31/19	EUR	(1,031)	(1,184)	10
USD/EUR		SCB	02/01/19	EUR	(7,160)	(8,224)	240
USD/EUR		UBS	02/07/19	EUR	(1,712)	(1,968)	(24)
USD/EUR		UBS	02/07/19	EUR	(32)	(37)	1
USD/EUR		DUB	02/14/19	EUR	(3,397)	(3,906)	73
USD/EUR		GSC	02/21/19	EUR	(356)	(409)	(3)
USD/EUR		GSC	02/21/19	EUR	(13,428)	(15,448)	295
USD/EUR		DUB	02/22/19	EUR	(6,454)	(7,425)	(61)
USD/EUR		JPM	02/28/19	EUR	(11,028)	(12,693)	288
USD/EUR		SCB	03/07/19	EUR	(4,496)	(5,178)	198
USD/EUR		SCB	03/14/19	EUR	(19,687)	(22,687)	423
USD/EUR		JPM	03/21/19	EUR	(7,593)	(8,756)	72
USD/EUR		SCB	03/28/19	EUR	(1,862)	(2,148)	(14)
USD/EUR		GSC	04/04/19	EUR	(8,713)	(10,060)	(48)
USD/EUR		SCB	04/11/19	EUR	(13,465)	(15,556)	(148)
USD/GHS		JPM	05/22/19	GHS	(1,083)	(211)	(7)
USD/GHS		JPM	05/23/19	GHS	(438)	(85)	(4)
USD/GHS		JPM	05/31/19	GHS	(238)	(46)	(3)
USD/GHS		SCB	06/03/19	GHS	(472)	(92)	(4)
USD/GHS		SCB	06/04/19	GHS	(599)	(116)	(7)
USD/GHS		JPM	06/06/19	GHS	(1,488)	(290)	(26)
USD/GHS		SCB	06/06/19	GHS	(478)	(93)	(8)
USD/GHS		JPM	06/07/19	GHS	(736)	(143)	(11)
USD/GHS		JPM	06/10/19	GHS	(1,227)	(238)	(19)
USD/GHS		JPM	06/17/19	GHS	(1,204)	(233)	(14)
USD/GHS		SCB	06/19/19	GHS	(709)	(137)	(9)
USD/GHS		SCB	06/20/19	GHS	(709)	(137)	(9)
USD/GHS		JPM	06/24/19	GHS	(978)	(190)	(14)
USD/GHS		JPM	07/09/19	GHS	(1,277)	(246)	(21)
USD/GHS		JPM	07/12/19	GHS	(1,259)	(242)	(17)
USD/HUF		GSC	01/28/19	HUF	(138,891)	(497)	(2)
USD/ILS		JPM	01/22/19	ILS	(1,686)	(451)	12
USD/ILS		JPM	02/11/19	ILS	(20,731)	(5,558)	(6)
USD/ILS		JPM	02/11/19	ILS	(879)	(236)	2
USD/ILS		GSC	03/04/19	ILS	(33,456)	(8,984)	(59)
USD/INR		BOA	01/07/19	INR	(294,875)	(4,221)	(218)
USD/INR		JPM	01/07/19	INR	(201,855)	(2,890)	(151)
USD/INR		CIT	01/14/19	INR	(281,050)	(4,020)	(293)
USD/INR		JPM	01/14/19	INR	(116,015)	(1,660)	(121)
USD/INR		UBS	01/14/19	INR	(115,425)	(1,651)	(121)
USD/JPY		SCB	01/22/19	JPY	(46,000)	(420)	(14)
USD/JPY		SCB	01/24/19	JPY	(238,153)	(2,177)	(49)
USD/KRW		DUB	01/14/19	KRW	(3,379,000)	(3,030)	16
USD/KRW		GSC	01/14/19	KRW	(4,574,000)	(4,100)	27
USD/KRW		JPM	01/14/19	KRW	(3,817,772)	(3,422)	2
USD/KRW		JPM	01/30/19	KRW	(1,434,140)	(1,286)	7
USD/KRW		DUB	02/28/19	KRW	(1,141,985)	(1,025)	(11)
USD/KRW		GSC	02/28/19	KRW	(1,620,945)	(1,455)	(16)
USD/KRW		SCB	02/28/19	KRW	(2,100,055)	(1,885)	(20)
USD/KRW		UBS	02/28/19	KRW	(1,266,065)	(1,137)	(13)
USD/KRW		JPM	03/14/19	KRW	(2,054,125)	(1,845)	(17)
USD/KRW		SCB	03/14/19	KRW	(1,798,705)	(1,616)	(16)
USD/KZT		CIT	01/22/19	KZT	(76,850)	(201)	7
USD/KZT		DUB	01/28/19	KZT	(152,200)	(397)	21
USD/KZT		SCB	01/28/19	KZT	(57,580)	(150)	4
USD/KZT		DUB	02/11/19	KZT	(271,886)	(708)	29
USD/MYR		GSC	01/22/19	MYR	(3,590)	(868)	(7)
USD/MYR		GSC	02/26/19	MYR	(3,430)	(829)	(12)
USD/MYR		UBS	02/26/19	MYR	(4,990)	(1,207)	(18)
USD/NZD		BNP	01/09/19	NZD	(5,480)	(3,678)	(127)
USD/NZD		JPM	01/22/19	NZD	(14,177)	(9,518)	(198)
USD/NZD		HSB	01/29/19	NZD	(3,773)	(2,533)	(66)
USD/NZD		JPM	01/29/19	NZD	(17,450)	(11,716)	(279)
USD/NZD		CIT	03/04/19	NZD	(3,423)	(2,300)	76
USD/NZD		TDS	03/20/19	NZD	(3,983)	(2,676)	54
USD/NZD		BNP	03/29/19	NZD	(3,175)	(2,134)	43
USD/OMR		BNP	01/23/19	OMR	(1,156)	(3,001)	(206)
USD/OMR		BNP	01/24/19	OMR	(1,156)	(3,001)	(206)
USD/OMR		BNP	04/03/19	OMR	(2,773)	(7,190)	(169)
USD/OMR		BNP	05/02/19	OMR	(1,401)	(3,630)	(114)
USD/OMR		SCB	05/28/19	OMR	(723)	(1,872)	(69)
USD/OMR		SCB	06/05/19	OMR	(2,031)	(5,257)	(162)
USD/OMR		BNP	08/14/19	OMR	(2,303)	(5,947)	(298)
USD/OMR		BNP	08/21/19	OMR	(3,010)	(7,770)	(348)
USD/OMR		BNP	08/28/19	OMR	(1,966)	(5,073)	(229)
USD/OMR		BNP	08/17/20	OMR	(347)	(884)	(2)
USD/QAR		BNP	01/08/19	QAR	(3,240)	(888)	(6)
USD/QAR		BNP	01/09/19	QAR	(3,241)	(887)	(6)
USD/QAR		BNP	01/10/19	QAR	(3,250)	(889)	(9)
USD/QAR		SCB	01/10/19	QAR	(4,066)	(1,113)	(12)
USD/QAR		BNP	01/16/19	QAR	(1,023)	(280)	(2)
USD/RUB		SCB	01/29/19	RUB	(88,559)	(1,272)	67
USD/SGD		DUB	03/05/19	SGD	(1,571)	(1,155)	(3)
USD/THB		GSC	01/03/19	THB	(68,010)	(2,089)	(6)
USD/THB		SCB	01/03/19	THB	(88,100)	(2,706)	(7)
USD/THB		SCB	02/28/19	THB	(9,400)	(289)	(4)
USD/THB		DUB	03/11/19	THB	(45,351)	(1,395)	(9)
USD/THB		SCB	03/11/19	THB	(49,264)	(1,516)	(12)
USD/TRY		DUB	01/28/19	TRY	(9,945)	(1,851)	534
USD/TRY		SCB	01/28/19	TRY	(9,945)	(1,851)	537
USD/TRY		GSC	02/03/20	TRY	(24,131)	(3,802)	954
USD/TRY		JPM	02/03/20	TRY	(12,714)	(2,003)	514
USD/TRY		DUB	02/10/20	TRY	(10,002)	(1,572)	399
USD/TRY		SCB	02/10/20	TRY	(18,305)	(2,877)	732
USD/TRY		GSC	02/14/20	TRY	(18,069)	(2,836)	771
USD/TRY		SCB	02/14/20	TRY	(12,814)	(2,011)	504
USD/TWD		JPM	04/24/19	TWD	(54,590)	(1,793)	144
USD/TWD		BOA	04/30/19	TWD	(57,527)	(1,890)	97
USD/TWD		SCB	04/30/19	TWD	(69,000)	(2,267)	116
USD/UGX		CIT	01/23/19	UGX	(1,003,549)	(269)	(8)
USD/UYU	ŧ	CIT	01/14/19	UYU	(53,381)	(1,643)	(78)
USD/UYU	ŧ	CIT	02/04/19	UYU	(40,340)	(1,236)	(68)
USD/ZAR		GSC	01/10/19	ZAR	(24,143)	(1,677)	36
USD/ZAR		GSC	01/22/19	ZAR	(18,012)	(1,249)	2
USD/ZAR		SCB	01/23/19	ZAR	(25,298)	(1,754)	77
USD/ZAR		GSC	02/13/19	ZAR	(3,264)	(226)	1
UYU/USD	ŧ	CIT	01/14/19	UYU	53,381	1,643	(168)
UYU/USD	ŧ	CIT	02/04/19	UYU	40,340	1,236	(46)
						(227,270)	(3,808)

ŧForward Foreign Currency Contract fair valued in good faith in accordance with the procedures approved by the Jackson Variable Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
3M SAIBOR (Q)	Receiving	BOA	3.37	(A)	04/11/26	SAR	9,000	—	10

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

3M SAIBOR (Q)	Receiving	GSC	2.16	(A)	08/03/20	SAR	16,320	—	42
3M SAIBOR (Q)	Receiving	GSC	3.41	(A)	08/22/20	SAR	13,898	—	(54)
US CPURNSA (A)	Receiving	BOA	1.97	(A)	06/23/27		10,060	—	1
								—	(1)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
Oman Government International Bond (Q)	BOA	N/A	1.00	12/20/22	2,216	144	125	19
Republic of Colombia (Q)	GSC	N/A	1.00	12/20/28	7,560	758	599	159
Republic of South Africa (Q)	GSC	N/A	1.00	12/20/23	9,200	499	1,206	(707)
Republic of South Africa (Q)	BNP	N/A	1.00	12/20/25	1,180	109	199	(90)
Republic of South Africa (Q)	BNP	N/A	1.00	12/20/25	3,170	293	592	(299)
Republic of South Africa (Q)	BNP	N/A	1.00	12/20/25	3,800	351	710	(359)
State of Qatar (Q)	JPM	N/A	1.00	03/20/19	900	(2)	(15)	13
State of Qatar (Q)	BNP	N/A	1.00	06/20/19	1,019	(4)	(19)	15
State of Qatar (Q)	BOA	N/A	1.00	06/20/19	1,020	(4)	(26)	22
State of Qatar (Q)	BOA	N/A	1.00	06/20/19	1,020	(4)	(24)	20
State of Qatar (Q)	DUB	N/A	1.00	06/20/19	1,019	(4)	(18)	14
State of Qatar (Q)	JPM	N/A	1.00	06/20/19	970	(4)	(25)	21
State of Qatar (Q)	JPM	N/A	1.00	06/20/19	1,953	(8)	(38)	30
State of Qatar (Q)	GSC	N/A	1.00	12/20/20	1,850	(24)	42	(66)
State of Qatar (Q)	GSC	N/A	1.00	12/20/20	1,930	(25)	30	(55)
State of Qatar (Q)	BNP	N/A	1.00	06/20/21	3,140	(44)	15	(59)
State of Qatar (Q)	CGM	N/A	1.00	06/20/21	270	(3)	1	(4)
State of Qatar (Q)	CGM	N/A	1.00	06/20/21	590	(8)	3	(11)
State of Qatar (Q)	CGM	N/A	1.00	06/20/21	990	(14)	7	(21)
State of Qatar (Q)	CGM	N/A	1.00	06/20/21	400	(6)	3	(9)
State of Qatar (Q)	GSC	N/A	1.00	06/20/21	1,190	(16)	10	(26)
State of Qatar (Q)	GSC	N/A	1.00	06/20/21	920	(12)	—	(12)
State of Qatar (Q)	GSC	N/A	1.00	06/20/21	3,150	(44)	18	(62)
State of Qatar (Q)	GSC	N/A	1.00	06/20/21	530	(7)	3	(10)
State of Qatar (Q)	GSC	N/A	1.00	12/20/23	2,506	(21)	4	(25)
State of Qatar (Q)	GSC	N/A	1.00	12/20/23	700	(6)	2	(8)
					53,193	1,894	3,404	(1,510)
Credit default swap agreements - sell protection[4]
Republic of Indonesia (Q)	BOA	1.37	1.00	12/20/23	(1,600)	(26)	(31)	5
Republic of Indonesia (Q)	CGM	1.37	1.00	12/20/23	(1,520)	(25)	(28)	3
Republic of Indonesia (Q)	GSC	1.37	1.00	12/20/23	(3,000)	(49)	(58)	9
Republic of Indonesia (Q)	JPM	1.37	1.00	12/20/23	(5,200)	(85)	(102)	17
Republic of Turkey (Q)	BNP	3.95	1.00	12/20/26	(5,928)	(1,061)	(1,007)	(54)
Republic of Turkey (Q)	BNP	2.75	1.00	06/20/20	(1,740)	(43)	(88)	45
Republic of Turkey (Q)	BNP	3.95	1.00	12/20/26	(6,175)	(1,106)	(1,049)	(57)
Republic of Turkey (Q)	DUB	3.59	1.00	12/20/23	(732)	(81)	(87)	6
Republic of Turkey (Q)	GSC	2.75	1.00	06/20/20	(2,220)	(55)	(94)	39
Republic of Turkey (Q)	GSC	4.00	1.00	12/20/27	(1,116)	(220)	(165)	(55)
					(29,231)	(2,751)	(2,709)	(42)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
FUTURES
KOSPI 200 Future, Expiration March 2019	CIT	N/A	03/14/19	KRW	786,089	—	—

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Non-Deliverable Bond Forward Contracts
Reference Entity[2]	Counterparty	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Egypt Treasury Bill, 0.00%, 07/23/19 (A)	GSC	07/23/19	EGP	27,350	—	82

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Epoch Global Shareholder Yield Fund
COMMON STOCKS 97.9%
Australia 2.2%
Commonwealth Bank of Australia	3	170
Macquarie Group Ltd.	2	161
Sonic Health Care Ltd.	6	98
Westpac Banking Corp.	12	207
		636
Canada 6.2%
BCE Inc.	12	488
Nutrien Ltd. (a)	5	232
Pembina Pipeline Corp.	9	253
Rogers Communications Inc. - Class B	7	343
Royal Bank of Canada	3	197
TELUS Corp.	9	298
		1,811
France 6.1%
AXA SA	22	477
Compagnie Generale des Etablissements Michelin	2	167
Sanofi SA	3	242
SCOR SE	4	195
Total SA	9	465
Vinci SA	3	222
		1,768
Germany 7.2%
Allianz SE	2	483
BASF SE	3	235
Deutsche Post AG	8	229
Deutsche Telekom AG	26	451
Muenchener Rueckversicherungs AG	2	518
Siemens AG	2	182
		2,098
Italy 3.6%
Assicurazioni Generali SpA	15	258
Snam Rete Gas SpA	71	311
Terna Rete Elettrica Nazionale SpA	85	485
		1,054
Netherlands 3.0%
LyondellBasell Industries NV - Class A	2	153
Royal Dutch Shell Plc - Class A - ADR	8	444
Unibail-Rodamco SE	2	280
		877
Norway 0.9%
Orkla ASA	33	260
Singapore 1.1%
Singapore Exchange Ltd.	30	159
Singapore Telecommunications Ltd.	69	148
		307
Spain 1.8%
Naturgy Energy Group SA	9	219
Red Electrica Corp. SA	14	316
		535
Sweden 0.7%
Svenska Handelsbanken AB - Class A	18	198
Switzerland 3.5%
Nestle SA	4	297
Novartis AG	4	370
Roche Holding AG	1	358
		1,025
Taiwan 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	4	160
United Kingdom 13.1%
AstraZeneca Plc - ADR	13	510
BAE Systems Plc	48	279
British American Tobacco Plc - ADR	3	98
British American Tobacco Plc	7	207
Diageo Plc	5	163
GlaxoSmithKline Plc	23	446
Imperial Brands Plc	14	421
	Shares/Par[1]	Value ($)
Lloyds Banking Group Plc	312	206
Micro Focus International Plc	9	150
National Grid Plc	37	365
SSE Plc	13	183
Unilever Plc	7	348
Vodafone Group Plc	235	459
		3,835
United States of America 48.0%
AbbVie Inc.	2	216
Altria Group Inc.	8	411
Ameren Corp.	4	240
American Electric Power Co. Inc.	3	247
Arthur J Gallagher & Co.	2	177
AT&T Inc.	14	408
BB&T Corp.	4	163
BlackRock Inc.	—	175
Broadcom Inc.	1	157
CenturyLink Inc.	11	165
Chevron Corp.	2	176
Cisco Systems Inc.	9	409
CME Group Inc.	1	187
Coca-Cola Co.	5	211
Dominion Energy Inc.	5	349
DowDuPont Inc.	3	183
Duke Energy Corp.	6	526
Eaton Corp. Plc	5	327
Emerson Electric Co.	3	169
Entergy Corp.	5	384
Enterprise Products Partners LP	14	339
Exxon Mobil Corp.	5	311
FirstEnergy Corp.	8	292
HanesBrands Inc.	11	142
Intel Corp.	4	204
Iron Mountain Inc.	10	335
Johnson & Johnson	2	208
Kimberly-Clark Corp.	2	260
Kraft Heinz Foods Co.	3	148
Las Vegas Sands Corp.	4	210
Leggett & Platt Inc. (a)	5	192
Lockheed Martin Corp.	1	211
Magellan Midstream Partners LP	4	222
McDonald's Corp.	2	329
Merck & Co. Inc.	4	334
MetLife Inc.	7	281
Microsoft Corp.	2	235
Occidental Petroleum Corp.	5	323
People's United Financial Inc.	11	155
PepsiCo Inc.	2	223
Pfizer Inc.	10	439
Philip Morris International Inc.	5	307
PPL Corp.	11	305
Procter & Gamble Co.	3	237
Public Storage	1	181
QUALCOMM Inc.	3	186
Southern Co.	5	207
Texas Instruments Inc.	4	356
United Parcel Service Inc. - Class B	2	187
Verizon Communications Inc.	9	519
WEC Energy Group Inc.	3	234
Wells Fargo & Co.	3	151
Welltower Inc.	7	470
		14,013
Total Common Stocks (cost $29,557)		28,577
SHORT TERM INVESTMENTS 2.5%
Investment Companies 1.8%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	510	510

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Securities Lending Collateral 0.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (b) (c)	215	215
Total Short Term Investments (cost $725)		725
Total Investments 100.4% (cost $30,282)		29,302
	Shares/Par[1]	Value ($)
Other Assets and Liabilities, Net (0.4)%		(126)
Total Net Assets 100.0%		29,176

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/SEK	BBH	01/02/19	SEK	(89)	(10)	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/FAMCO Flex Core Covered Call Fund
COMMON STOCKS 98.2%
Communication Services 1.8%
AT&T Inc. (a)	92	2,614
Consumer Discretionary 9.7%
Best Buy Co. Inc. (a)	40	2,134
Carnival Plc (a)	24	1,159
Home Depot Inc. (a)	25	4,210
Ross Stores Inc. (a)	36	2,962
Whirlpool Corp. (a)	31	3,366
		13,831
Consumer Staples 4.4%
Costco Wholesale Corp. (a)	25	5,011
Philip Morris International Inc. (a)	18	1,182
		6,193
Energy 7.8%
Chevron Corp. (a)	52	5,668
Halliburton Co. (a)	107	2,857
Occidental Petroleum Corp. (a)	40	2,474
		10,999
Financials 17.0%
Allstate Corp. (a)	33	2,752
American Express Co. (a)	36	3,479
Bank of America Corp. (a)	133	3,287
BB&T Corp. (a)	60	2,586
BlackRock Inc. (a)	11	4,203
JPMorgan Chase & Co. (a)	62	6,043
Morgan Stanley (a)	45	1,792
		24,142
Health Care 14.9%
Allergan Plc (a)	20	2,633
Celgene Corp. (a) (b)	35	2,256
CVS Health Corp. (a)	41	2,719
Medtronic Plc (a)	80	7,268
Merck & Co. Inc. (a)	45	3,446
Stryker Corp. (a)	18	2,869
		21,191
	Shares/Par[1]	Value ($)
Industrials 10.6%
Honeywell International Inc. (a)	40	5,338
Lockheed Martin Corp. (a)	11	2,880
Parker Hannifin Corp. (a)	19	2,819
Raytheon Co. (a)	17	2,561
Union Pacific Corp. (a)	11	1,451
		15,049
Information Technology 25.7%
Apple Inc. (a)	41	6,467
Broadcom Inc. (a)	17	4,424
Cisco Systems Inc. (a)	126	5,477
Intel Corp. (a)	101	4,749
International Business Machines Corp. (a)	21	2,410
Mastercard Inc. - Class A (a)	24	4,509
Microsoft Corp. (a)	67	6,785
Texas Instruments Inc. (a)	18	1,663
		36,484
Materials 5.1%
DowDuPont Inc. (a)	87	4,637
Nucor Corp. (a)	51	2,642
		7,279
Utilities 1.2%
NextEra Energy Inc. (a)	10	1,686
Total Common Stocks (cost $142,036)		139,468
SHORT TERM INVESTMENTS 3.2%
Investment Companies 3.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	4,574	4,574
Total Short Term Investments (cost $4,574)		4,574
Total Investments 101.4% (cost $146,610)		144,042
Other Derivative Instruments (2.2)%		(3,080)
Other Assets and Liabilities, Net 0.8%		1,152
Total Net Assets 100.0%		142,114

(a) All or a portion of the security is subject to a written call option.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/FAMCO Flex Core Covered Call Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Allergan Plc	Call	155.00	05/17/19	197	(64)
Allstate Corp.	Call	85.00	07/19/19	333	(147)
American Express Co.	Call	110.00	01/18/19	365	(2)
Apple Inc.	Call	180.00	06/21/19	410	(242)
AT&T Inc.	Call	32.00	01/18/19	916	(3)
Bank of America Corp.	Call	27.00	05/17/19	1,334	(105)
BB&T Corp.	Call	47.00	03/15/19	597	(38)
Best Buy Co. Inc.	Call	55.00	06/21/19	403	(193)
BlackRock Inc.	Call	440.00	04/18/19	107	(82)
Broadcom Ltd.	Call	250.00	01/18/19	174	(194)
Carnival Plc	Call	52.50	04/18/19	235	(39)
Celgene Corp.	Call	70.00	04/18/19	352	(112)
Chevron Corp.	Call	130.00	01/18/19	128	—
Chevron Corp.	Call	125.00	06/21/19	393	(72)
Cisco Systems Inc.	Call	49.00	01/18/19	1,264	(3)
Costco Wholesale Corp.	Call	220.00	06/21/19	246	(182)
CVS Health Corp.	Call	80.00	02/15/19	415	(4)
DowDuPont Inc.	Call	57.50	06/21/19	867	(226)
Halliburton Co.	Call	35.00	02/15/19	315	(2)
Halliburton Co.	Call	30.00	06/21/19	760	(109)
Home Depot Inc.	Call	200.00	02/15/19	245	(5)
Honeywell International Inc.	Call	155.00	01/18/19	404	(1)
Intel Corp.	Call	49.00	01/18/19	1,012	(55)
International Business Machines Corp.	Call	130.00	01/18/19	212	(1)
JPMorgan Chase & Co.	Call	105.00	01/17/20	619	(371)
Lockheed Martin Corp.	Call	290.00	01/17/20	110	(166)
Mastercard Inc. - Class A	Call	220.00	01/18/19	239	(2)
Medtronic Plc	Call	97.50	06/21/19	799	(247)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/FAMCO Flex Core Covered Call Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Merck & Co. Inc.	Call	80.00	02/15/19	451	(44)
Microsoft Corp.	Call	115.00	01/18/19	478	(4)
Microsoft Corp.	Call	115.00	02/15/19	190	(19)
Morgan Stanley	Call	49.00	02/15/19	452	(3)
NextEra Energy Inc.	Call	185.00	01/18/19	97	(3)
Nucor Corp.	Call	65.00	04/18/19	510	(16)
Occidental Petroleum Corp.	Call	77.50	02/15/19	403	(2)
Parker Hannifin Corp.	Call	180.00	02/15/19	189	(11)
Philip Morris International Inc.	Call	75.00	06/21/19	177	(31)
Raytheon Co.	Call	185.00	01/17/20	167	(85)
Ross Stores Inc.	Call	95.00	05/17/19	356	(60)
Stryker Corp.	Call	170.00	03/15/19	183	(42)
Texas Instruments Inc.	Call	105.00	04/18/19	176	(43)
Union Pacific Corp.	Call	150.00	02/15/19	105	(21)
Whirlpool Corp.	Call	130.00	03/15/19	315	(29)
					(3,080)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Lazard International Strategic Equity Fund
COMMON STOCKS 94.2%
Canada 11.0%
Bombardier Inc. - Class B (a)	339	505
CAE Inc.	224	4,129
National Bank of Canada (b)	71	2,910
Rogers Communications Inc. - Class B	66	3,403
Suncor Energy Inc.	103	2,876
Toromont Industries Ltd.	69	2,744
		16,567
Denmark 3.0%
Carlsberg A/S - Class B	26	2,727
Genmab A/S (a)	11	1,841
		4,568
Finland 4.6%
Huhtamaki Oyj - Class I (b)	46	1,441
Sampo Oyj - Class A	125	5,511
		6,952
France 4.5%
Ubisoft Entertainment SA (a)	27	2,174
Vivendi SA	189	4,617
		6,791
Germany 0.4%
Knorr-Bremse AG (a)	7	616
Hong Kong 4.9%
AIA Group Ltd.	680	5,640
Techtronic Industries Co.	323	1,718
		7,358
Ireland 8.5%
Accenture Plc - Class A	31	4,384
CRH Plc	89	2,377
Kerry Group Plc - Class A	10	958
Medtronic Plc	43	3,956
Ryanair Holdings Plc - ADR (a)	17	1,194
		12,869
Israel 0.8%
Israel Discount Bank Ltd. - Class A	386	1,195
Italy 1.0%
Banca Mediolanum SpA	255	1,493
Japan 11.7%
AEON Financial Service Co. Ltd.	51	907
Daiwa House Industry Co. Ltd.	56	1,782
Digital Garage Inc.	28	641
Don Quijote Holdings Co. Ltd.	36	2,231
Kao Corp.	41	3,066
Makita Corp.	83	2,954
Nexon Co. Ltd. (a)	241	3,078
Suzuki Motor Corp.	31	1,577
Yamaha Corp.	35	1,475
		17,711
Netherlands 4.6%
ABN AMRO Group NV - CVA	128	3,015
Wolters Kluwer NV	66	3,888
		6,903
New Zealand 1.4%
Z Energy Ltd.	583	2,145
	Shares/Par[1]	Value ($)
Norway 1.5%
Equinor ASA	107	2,274
Singapore 2.1%
DBS Group Holdings Ltd.	186	3,232
Spain 2.3%
Bankia SA (b)	276	810
Red Electrica Corp. SA	121	2,705
		3,515
Sweden 4.7%
Assa Abloy AB - Class B	152	2,719
Hexagon AB - Class B	47	2,164
Saab AB (a) (b)	13	437
Saab AB - Class B (b)	53	1,833
		7,153
Switzerland 4.0%
Julius Baer Group Ltd.	55	1,951
Novartis AG	47	4,026
		5,977
United Kingdom 23.2%
Aon Plc - Class A	27	3,952
Ashtead Group Plc	74	1,549
British American Tobacco Plc	44	1,409
Bunzl Plc	73	2,197
Coca-Cola European Partners Plc	64	2,963
Compass Group Plc	100	2,113
Diageo Plc	118	4,209
Informa Plc	536	4,312
Melrose Industries Plc	624	1,307
Relx Plc	193	3,986
Rentokil Initial Plc	655	2,821
Rio Tinto Plc	69	3,274
Weir Group Plc	60	988
		35,080
Total Common Stocks (cost $155,118)		142,399
PREFERRED STOCKS 2.6%
Germany 2.6%
Volkswagen AG (c)	24	3,860
Total Preferred Stocks (cost $4,305)		3,860
SHORT TERM INVESTMENTS 7.5%
Investment Companies 3.3%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	4,997	4,997
Securities Lending Collateral 4.2%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	6,361	6,361
Total Short Term Investments (cost $11,358)		11,358
Total Investments 104.3% (cost $170,781)		157,617
Other Derivative Instruments 0.0%		2
Other Assets and Liabilities, Net (4.3)%		(6,516)
Total Net Assets 100.0%		151,103

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Convertible security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	SSB	01/04/19	JPY	16,456	150	1
JPY/USD	SSB	01/07/19	JPY	8,310	76	1
JPY/USD	SSB	01/08/19	JPY	7,241	66	—
					292	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Currency Fund
GOVERNMENT AND AGENCY OBLIGATIONS 38.3%
U.S. Government Agency Obligations 38.3%
Federal Farm Credit Bank
1.25%, 02/27/19 (a)	1,200	1,197
Federal Home Loan Bank
1.25%, 01/16/19 (a)	4,600	4,597
1.50%, 03/08/19 (a)	8,000	7,985
Federal Home Loan Mortgage Corp.
1.00%, 02/25/19 (a)	800	798
0.88%, 07/19/19 (a)	10,000	9,904
Federal National Mortgage Association
1.00%, 01/25/19 (a)	900	899
1.38%, 01/28/19 (a)	9,000	8,993
1.88%, 02/19/19 (a)	2,800	2,798
Total Government And Agency Obligations (cost $37,181)		37,171
SHORT TERM INVESTMENTS 57.1%
Investment Companies 2.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	2,655	2,655
	Shares/Par[1]	Value ($)
Treasury Securities 45.2%
U.S. Treasury Bill
2.25%, 01/10/19 (d)	12,500	12,493
2.16%, 01/24/19 (d)	12,500	12,482
2.34%, 02/07/19 (d)	6,000	5,986
2.22%, 02/14/19 (d)	7,500	7,479
2.40%, 03/14/19 (d)	5,500	5,474
		43,914
U.S. Government Agency Obligations 9.2%
Federal Farm Credit Bank
2.45%, 05/02/19 (a) (d)	9,000	8,926
Total Short Term Investments (cost $55,495)		55,495
Total Investments 95.4% (cost $92,676)		92,666
Other Derivative Instruments (0.9)%		(877)
Other Assets and Liabilities, Net 5.5%		5,328
Total Net Assets 100.0%		97,117

(a) The security is a direct debt of the agency and not collateralized by mortgages.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(d) The coupon rate represents the yield to maturity.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CIT	01/17/19	AUD	45,476	32,054	(452)
AUD/USD	GSC	01/17/19	AUD	82,480	58,137	(630)
AUD/USD	RBC	01/17/19	AUD	2,381	1,678	(36)
AUD/USD	SGB	01/17/19	AUD	20,960	14,774	(130)
AUD/USD	SSB	01/17/19	AUD	7,331	5,167	(87)
AUD/USD	SSB	01/17/19	AUD	12,473	8,792	8
BRL/USD	GSC	01/17/19	BRL	7,463	1,924	(65)
CAD/USD	CIT	01/17/19	CAD	17,051	12,506	(459)
CAD/USD	GSC	01/17/19	CAD	35,503	26,039	(1,169)
CAD/USD	JPM	01/17/19	CAD	6,883	5,048	(270)
CAD/USD	RBC	01/17/19	CAD	1,788	1,310	(37)
CAD/USD	SCB	01/17/19	CAD	2,074	1,521	(83)
CAD/USD	SGB	01/17/19	CAD	109,785	80,522	(4,412)
CAD/USD	SSB	01/17/19	CAD	40,708	29,858	(1,619)
CHF/USD	CIT	01/17/19	CHF	17,090	17,407	124
CHF/USD	GSC	01/17/19	CHF	37,434	38,128	258
CHF/USD	RBC	01/17/19	CHF	3,645	3,712	(19)
CHF/USD	RBC	01/17/19	CHF	704	717	12
CHF/USD	SCB	01/17/19	CHF	6,476	6,596	8
CHF/USD	SSB	01/17/19	CHF	83,807	85,360	152
EUR/USD	CIT	01/17/19	EUR	29,872	34,265	(250)
EUR/USD	CIT	01/17/19	EUR	11,230	12,881	48
EUR/USD	GSC	01/17/19	EUR	27,996	32,113	(271)
EUR/USD	GSC	01/17/19	EUR	21,479	24,638	147
EUR/USD	JPM	01/17/19	EUR	37,439	42,944	(351)
EUR/USD	RBC	01/17/19	EUR	6,650	7,628	(75)
EUR/USD	RBC	01/17/19	EUR	6,705	7,690	24
EUR/USD	SCB	01/17/19	EUR	8,217	9,425	(100)
EUR/USD	SGB	01/17/19	EUR	119	137	(1)
EUR/USD	SSB	01/17/19	EUR	12,741	14,614	(121)
GBP/USD	CIT	01/17/19	GBP	10,873	13,876	(129)
GBP/USD	CIT	01/17/19	GBP	1,472	1,879	14
GBP/USD	GSC	01/17/19	GBP	24,711	31,537	(876)
GBP/USD	JPM	01/17/19	GBP	23,210	29,623	(927)
GBP/USD	RBC	01/17/19	GBP	30,030	38,327	(1,103)
GBP/USD	RBC	01/17/19	GBP	822	1,049	9
GBP/USD	SGB	01/17/19	GBP	6,056	7,730	(278)
GBP/USD	SSB	01/17/19	GBP	1,671	2,132	3
JPY/USD	CIT	01/17/19	JPY	3,022,083	27,605	608
JPY/USD	GSC	01/17/19	JPY	3,785,453	34,577	977
JPY/USD	RBC	01/17/19	JPY	2,720,755	24,852	626
JPY/USD	SCB	01/17/19	JPY	1,373,787	12,548	309
JPY/USD	SSB	01/17/19	JPY	2,338,418	21,359	391
MXN/USD	GSC	01/17/19	MXN	51,667	2,625	(51)
MXN/USD	RBC	01/17/19	MXN	15,226	774	(14)
NOK/USD	CIT	01/17/19	NOK	323,605	37,434	(1,480)
NOK/USD	GSC	01/17/19	NOK	82,172	9,506	(383)
NOK/USD	GSC	01/17/19	NOK	14,909	1,725	10
NOK/USD	JPM	01/17/19	NOK	31,905	3,691	(183)
NOK/USD	RBC	01/17/19	NOK	113,059	13,078	(655)
NOK/USD	SGB	01/17/19	NOK	203,049	23,489	(1,292)
NOK/USD	SSB	01/17/19	NOK	82,272	9,517	(407)
NOK/USD	SSB	01/17/19	NOK	50,565	5,849	6
NZD/USD	CIT	01/17/19	NZD	31,781	21,334	(398)
NZD/USD	CIT	01/17/19	NZD	15,577	10,457	326
NZD/USD	GSC	01/17/19	NZD	3,307	2,220	(35)
NZD/USD	GSC	01/17/19	NZD	64,476	43,281	1,626
NZD/USD	RBC	01/17/19	NZD	20,118	13,505	478
NZD/USD	SSB	01/17/19	NZD	2,928	1,966	(29)
NZD/USD	SSB	01/17/19	NZD	27,945	18,759	641
SEK/USD	CIT	01/17/19	SEK	73,881	8,346	104
SEK/USD	GSC	01/17/19	SEK	95,225	10,758	209
SEK/USD	JPM	01/17/19	SEK	83,215	9,401	188
SEK/USD	RBC	01/17/19	SEK	326,801	36,917	601
SEK/USD	SCB	01/17/19	SEK	69,190	7,816	132
SEK/USD	SSB	01/17/19	SEK	399,809	45,166	746
TRY/USD	GSC	01/17/19	TRY	10,726	2,009	125
USD/AUD	CIT	01/17/19	AUD	(41,363)	(29,156)	387
USD/AUD	GSC	01/17/19	AUD	(9,380)	(6,612)	214
USD/AUD	JPM	01/17/19	AUD	(16,908)	(11,917)	66
USD/AUD	RBC	01/17/19	AUD	(15,432)	(10,878)	88
USD/AUD	SCB	01/17/19	AUD	(9,601)	(6,768)	60
USD/AUD	SSB	01/17/19	AUD	(44,251)	(31,191)	273
USD/CAD	CIT	01/17/19	CAD	(28,687)	(21,042)	917
USD/CAD	GSC	01/17/19	CAD	(83,276)	(61,079)	3,147
USD/CAD	JPM	01/17/19	CAD	(18,339)	(13,451)	718
USD/CAD	RBC	01/17/19	CAD	(62,194)	(45,617)	2,409
USD/CAD	SCB	01/17/19	CAD	(4,658)	(3,417)	187
USD/CAD	SSB	01/17/19	CAD	(2,943)	(2,158)	(3)
USD/CAD	SSB	01/17/19	CAD	(22,321)	(16,371)	811
USD/CHF	CIT	01/17/19	CHF	(12,775)	(13,013)	(70)
USD/CHF	GSC	01/17/19	CHF	(22,209)	(22,621)	(244)
USD/CHF	JPM	01/17/19	CHF	(4,520)	(4,604)	(8)
USD/CHF	RBC	01/17/19	CHF	(34,137)	(34,770)	(64)
USD/CHF	SCB	01/17/19	CHF	(6,143)	(6,257)	(7)
USD/CHF	SGB	01/17/19	CHF	(69,273)	(70,557)	(81)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CHF	SSB	01/17/19	CHF	(23,369)	(23,803)	(58)
USD/EUR	CIT	01/17/19	EUR	(9,910)	(11,366)	(31)
USD/EUR	CIT	01/17/19	EUR	(13,704)	(15,719)	91
USD/EUR	GSC	01/17/19	EUR	(3,186)	(3,655)	(6)
USD/EUR	GSC	01/17/19	EUR	(29,576)	(33,924)	317
USD/EUR	RBC	01/17/19	EUR	(4,150)	(4,760)	(35)
USD/EUR	RBC	01/17/19	EUR	(2,859)	(3,279)	61
USD/EUR	SSB	01/17/19	EUR	(8,311)	(9,533)	(26)
USD/EUR	SSB	01/17/19	EUR	(91,952)	(105,470)	1,067
USD/GBP	CIT	01/17/19	GBP	(1,439)	(1,836)	(18)
USD/GBP	CIT	01/17/19	GBP	(12,240)	(15,620)	349
USD/GBP	GSC	01/17/19	GBP	(3,057)	(3,902)	(23)
USD/GBP	GSC	01/17/19	GBP	(22,240)	(28,385)	835
USD/GBP	SCB	01/17/19	GBP	(7,968)	(10,169)	364
USD/GBP	SSB	01/17/19	GBP	(46,843)	(59,785)	2,114
USD/JPY	CIT	01/17/19	JPY	(2,743,898)	(25,062)	(653)
USD/JPY	GSC	01/17/19	JPY	(2,727,166)	(24,909)	(601)
USD/JPY	JPM	01/17/19	JPY	(1,171,729)	(10,703)	(273)
USD/JPY	RBC	01/17/19	JPY	(1,099,515)	(10,043)	(172)
USD/JPY	SCB	01/17/19	JPY	(400,906)	(3,662)	(90)
USD/JPY	SGB	01/17/19	JPY	(1,428,258)	(13,046)	(321)
USD/JPY	SSB	01/17/19	JPY	(2,181,047)	(19,922)	(468)
USD/KRW	GSC	01/17/19	KRW	(2,223,519)	(1,994)	(16)
USD/MXN	CIT	01/17/19	MXN	(66,893)	(3,399)	77
USD/NOK	CIT	01/17/19	NOK	(213,965)	(24,751)	812
USD/NOK	GSC	01/17/19	NOK	(274,846)	(31,795)	1,270
USD/NOK	JPM	01/17/19	NOK	(124,876)	(14,446)	716
USD/NOK	RBC	01/17/19	NOK	(29,826)	(3,450)	224
USD/NOK	SCB	01/17/19	NOK	(77,408)	(8,954)	496
USD/NOK	SSB	01/17/19	NOK	(12,240)	(1,416)	71
USD/NZD	CIT	01/17/19	NZD	(21,658)	(14,539)	(388)
USD/NZD	CIT	01/17/19	NZD	(3,921)	(2,632)	102
USD/NZD	GSC	01/17/19	NZD	(12,483)	(8,380)	(177)
USD/NZD	GSC	01/17/19	NZD	(6,131)	(4,115)	58
USD/NZD	JPM	01/17/19	NZD	(13,547)	(9,093)	(348)
USD/NZD	RBC	01/17/19	NZD	(13,317)	(8,939)	(218)
USD/NZD	SCB	01/17/19	NZD	(21,679)	(14,553)	(519)
USD/NZD	SGB	01/17/19	NZD	(76,556)	(51,390)	(1,837)
USD/NZD	SSB	01/17/19	NZD	(32,265)	(21,659)	(463)
USD/SEK	CIT	01/17/19	SEK	(352,648)	(39,838)	(698)
USD/SEK	GSC	01/17/19	SEK	(458,058)	(51,747)	(964)
USD/SEK	JPM	01/17/19	SEK	(3,532)	(399)	(8)
USD/SEK	RBC	01/17/19	SEK	(16,322)	(1,843)	(47)
USD/SEK	SGB	01/17/19	SEK	(144,121)	(16,281)	(274)
USD/TRY	GSC	01/17/19	TRY	(10,733)	(2,011)	(2)
					16,646	(877)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 20.9%
Ally Auto Receivables Trust
Series 2017-A2-3, 1.53%, 02/15/19	27	27
Series 2017-A2-5, 1.81%, 06/15/20	199	198
BA Credit Card Trust
Series 2014-A-A1, 2.84%, (1M USD LIBOR + 0.38%), 01/15/19 (b)	2,400	2,400
Capital One Multi-Asset Execution Trust
Series 2016-A4-A4, 1.33%, 08/15/19	1,479	1,464
Series 2014-A4-A4, 2.82%, (1M USD LIBOR + 0.36%), 08/15/19 (b)	2,500	2,502
CarMax Auto Owner Trust
Series 2015-A3-4, 1.56%, 05/15/19	467	465
Chase Issuance Trust
Series 2016-A-A1, 2.87%, (1M USD LIBOR + 0.41%), 05/15/19 (b)	2,650	2,652
Series 2018-A1-A1, 2.66%, (1M USD LIBOR + 0.20%), 04/15/21 (b)	1,400	1,396
Citibank Credit Card Issuance Trust
Series 2017-A1-A1, 2.71%, (1M USD LIBOR + 0.25%), 01/17/19 (b)	2,825	2,825
Series 2014-A6-A6, 2.15%, 07/15/19	1,000	996
Ford Credit Auto Owner Trust
Series 2017-A3-A, 1.67%, 01/15/20	1,580	1,568
Series 2017-A2A-C, 1.80%, 09/15/20	368	367
GM Financial Consumer Automobile Receivables Trust
Series 2018-A2-4, 2.93%, 06/16/20	2,100	2,098
Series 2018-A2A-1, 2.08%, 01/19/21	426	424
Series 2018-A2A-2, 2.55%, 05/17/21	1,242	1,239
Honda Auto Receivables Owner Trust
Series 2017-A2-3, 1.57%, 02/19/19	434	433
Series 2016-A3-2, 1.39%, 04/15/19	512	511
Series 2018-A2-3, 2.67%, 01/21/20	1,700	1,696
Navient Student Loan Trust
Series 2018-A1-2A, 2.75%, (1M USD LIBOR + 0.24%), 04/25/20 (b) (c)	643	643
Series 2018-A1-3A, 2.78%, (1M USD LIBOR + 0.27%), 06/25/20 (b) (c)	1,142	1,141
Nissan Auto Receivables Owner Trust
Series 2017-A2A-B, 1.56%, 05/15/20	792	790
Securitized Term Auto Receivables Trust
Series 2017-A2A-2A, 1.78%, 01/27/20 (c)	332	332
Toyota Auto Receivables Owner Trust
Series 2018-A2A-C, 2.77%, 05/15/20	1,590	1,587
Series 2018-A2A-B, 2.64%, 03/15/21	2,500	2,494
Verizon Owner Trust
Series 2017-A-1A, 2.06%, 09/20/21 (c)	2,000	1,985
Series 2018-A1B-1A, 2.73%, (1M USD LIBOR + 0.26%), 09/20/22 (b) (c)	1,570	1,568
World Omni Auto Receivables Trust
Series 2017-A2A-B, 1.61%, 02/16/21	472	470
Total Non-U.S. Government Agency Asset-Backed Securities (cost $34,303)		34,271
CORPORATE BONDS AND NOTES 63.3%
Communication Services 6.3%
AT&T Inc.
3.39%, (3M USD LIBOR + 0.95%), 07/15/21 (b)	4,000	3,983
Comcast Corp.
2.85%, (3M USD LIBOR + 0.44%), 10/01/21 (b)	1,245	1,233
NBCUniversal Enterprise Inc.
2.80%, (3M USD LIBOR + 0.40%), 04/01/21 (b) (c)	1,975	1,976
Verizon Communications Inc.
3.20%, (3M USD LIBOR + 0.55%), 05/22/20 (b)	3,215	3,208
		10,400
Consumer Discretionary 1.4%
Nissan Motor Acceptance Corp.
3.42%, (3M USD LIBOR + 0.63%), 09/21/21 (b) (c)	2,295	2,249
	Shares/Par[1]	Value ($)
Consumer Staples 3.1%
BAT Capital Corp.
3.20%, (3M USD LIBOR + 0.59%), 08/14/20 (b) (c)	2,505	2,479
Diageo Capital Plc
2.88%, (3M USD LIBOR + 0.24%), 05/18/20 (b)	1,150	1,150
Philip Morris International Inc.
3.07%, (3M USD LIBOR + 0.42%), 02/21/20 (b)	1,000	1,002
Walmart Inc.
3.05%, (3M USD LIBOR + 0.23%), 06/23/21 (b)	410	408
		5,039
Energy 3.8%
BP AMI Leasing Inc.
5.52%, 05/08/19 (c)	3,445	3,473
Enterprise Products Operating LLC
6.50%, 01/31/19	1,710	1,714
Total Capital International SA
3.15%, (3M USD LIBOR + 0.35%), 06/19/19 (b)	1,010	1,011
		6,198
Financials 34.4%
AIG Global Funding
2.88%, (3M USD LIBOR + 0.48%), 07/02/20 (b) (c)	185	185
American Express Co.
3.17%, (3M USD LIBOR + 0.53%), 05/17/21 (b)	2,550	2,530
Anheuser-Busch InBev Finance Inc.
3.82%, (3M USD LIBOR + 1.26%), 02/01/21 (b)	500	508
Bank of America Corp.
3.87%, (3M USD LIBOR + 1.42%), 04/19/21 (b)	3,300	3,343
3.13%, (3M USD LIBOR + 0.66%), 07/21/21 (b)	455	453
Bayer US Finance II LLC
3.45%, (3M USD LIBOR + 0.63%), 06/25/21 (b) (c)	1,935	1,921
BMW US Capital LLC
2.98%, (3M USD LIBOR + 0.37%), 08/14/20 (b) (c)	2,120	2,104
Capital One Financial Corp.
3.38%, (3M USD LIBOR + 0.76%), 05/12/20 (b)	175	175
2.97%, (3M USD LIBOR + 0.45%), 10/30/20 (b)	2,600	2,598
Caterpillar Financial Services Corp.
2.80%, (3M USD LIBOR + 0.18%), 05/15/20 (b)	1,000	996
3.05%, (3M USD LIBOR + 0.28%), 09/07/21 (b)	2,880	2,859
Citigroup Inc.
2.97%, (3M USD LIBOR + 0.35%), 02/12/21 (b)	370	367
4.18%, (3M USD LIBOR + 1.38%), 03/30/21 (b)	1,255	1,270
3.75%, (3M USD LIBOR + 1.19%), 08/02/21 (b)	2,068	2,073
Goldman Sachs Group Inc.
3.85%, (3M USD LIBOR + 1.36%), 04/23/21 (b)	2,525	2,547
Harley-Davidson Financial Services Inc.
3.15%, (3M USD LIBOR + 0.50%), 05/21/20 (b) (c)	2,725	2,725
HSBC Holdings Plc
3.24%, (3M USD LIBOR + 0.60%), 05/18/21 (b)	3,395	3,345
JPMorgan Chase & Co.
3.32%, (3M USD LIBOR + 0.55%), 03/09/21 (b)	3,050	3,036
3.87%, (3M USD LIBOR + 1.10%), 06/07/21 (b)	820	826
Morgan Stanley
3.17%, (3M USD LIBOR + 0.55%), 02/10/21 (b)	3,775	3,740
National Australia Bank Ltd.
3.19%, (3M USD LIBOR + 0.51%), 05/22/20 (b) (c)	1,760	1,759
Royal Bank of Canada
2.91%, (3M USD LIBOR + 0.39%), 04/30/21 (b)	820	813
Santander UK Plc
3.36%, (3M USD LIBOR + 0.62%), 06/01/21 (b)	2,075	2,066
Toronto-Dominion Bank
3.20%, (3M USD LIBOR + 0.43%), 06/11/21 (b)	2,500	2,502
US Bank NA
2.83%, (3M USD LIBOR + 0.32%), 04/26/21 (b)	1,375	1,369
2.94%, (3M USD LIBOR + 0.29%), 05/21/21 (b)	680	675
Volkswagen Group of America Finance LLC
3.39%, (3M USD LIBOR + 0.77%), 11/13/20 (b) (c)	3,575	3,558
Wells Fargo Bank NA
2.98%, (3M USD LIBOR + 0.50%), 07/23/21 (b)	3,355	3,325

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Westpac Banking Corp.
3.49%, (3M USD LIBOR + 0.85%), 08/19/21 (b)	2,680	2,687
		56,355
Health Care 5.2%
CVS Health Corp.
3.49%, (3M USD LIBOR + 0.72%), 03/09/21 (b)	3,000	2,973
GlaxoSmithKline Capital Plc
2.96%, (3M USD LIBOR + 0.35%), 05/14/21 (b)	1,785	1,773
Halfmoon Parent Inc.
3.44%, (3M USD LIBOR + 0.65%), 09/17/21 (b) (c)	2,490	2,467
UnitedHealth Group Inc.
3.05%, (3M USD LIBOR + 0.26%), 06/15/21 (b)	1,370	1,362
		8,575
Industrials 2.9%
General Electric Co.
2.95%, (3M USD LIBOR + 0.51%), 01/14/19 (b)	2,405	2,405
United Technologies Corp.
3.28%, (3M USD LIBOR + 0.65%), 08/16/21 (b)	2,330	2,324
		4,729
Real Estate 2.4%
Simon Property Group LP
2.20%, 02/01/19	3,858	3,854
Utilities 3.8%
Dominion Energy Inc.
3.29%, (3M USD LIBOR + 0.55%), 06/03/19 (b) (c)	3,197	3,195
Duke Energy Progress LLC
2.95%, (3M USD LIBOR + 0.18%), 09/08/20 (b)	1,000	996
Sempra Energy
2.94%, (3M USD LIBOR + 0.50%), 01/15/21 (b)	2,040	2,006
		6,197
Total Corporate Bonds And Notes (cost $104,360)		103,596
	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 9.2%
Investment Companies 9.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	15,021	15,021
Total Short Term Investments (cost $15,021)		15,021
Total Investments 93.4% (cost $153,684)		152,888
Other Derivative Instruments (1.1)%		(1,763)
Other Assets and Liabilities, Net 7.7%		12,530
Total Net Assets 100.0%		163,655

(a) Consolidated Schedule of Investments.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $33,760 and 20.6%, respectively.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Brent Crude Oil	186	May 2019	11,306	102	(1,204)
Cattle Feeder	40	March 2019	2,918	(2)	17
Cocoa	125	May 2019	2,696	15	365
Coffee 'C'	12	March 2019	527	4	(68)
Copper	115	March 2019	8,083	(145)	(519)
Corn	742	May 2019	14,232	(9)	(23)
Cotton No. 2	99	March 2019	3,838	—	(265)
Gold 100 oz.	120	April 2019	14,722	(19)	730
KCBT Wheat	228	March 2019	6,113	(83)	(541)
Lean Hogs	106	February 2019	2,804	14	(218)
Live Cattle	103	April 2019	5,072	(6)	129
LME Aluminum	43	May 2019	2,116	(131)	(122)
LME Lead	126	May 2019	6,148	226	225
LME Nickel	84	May 2019	5,518	(110)	(110)
LME Zinc	88	May 2019	5,412	6	(5)
Low Sulphur Gas Oil	102	February 2019	5,817	173	(602)
Natural Gas	110	March 2019	3,452	(327)	(316)
NY Harbor ULSD	151	March 2019	14,782	120	(4,191)
Platinum	217	April 2019	9,169	46	(482)
RBOB Gasoline	160	May 2019	10,989	17	(894)
Silver	77	March 2019	5,588	40	395
Soybean	103	May 2019	4,593	(3)	82
Soybean Meal	206	May 2019	6,409	(62)	46
Soybean Oil	101	May 2019	1,682	1	22
Sugar #11 (World Markets)	105	March 2019	1,372	(42)	43
Wheat	179	March 2019	4,752	(74)	(248)
WTI Crude Oil	201	March 2019	14,207	24	(5,018)
				(225)	(12,772)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/Nicholas Convertible Arbitrage Fund
PREFERRED STOCKS 1.7%
Real Estate 1.7%
Crown Castle International Corp. - Series A, 6.88%, 08/01/20 (a)	3	2,641
Total Preferred Stocks (cost $2,592)		2,641
CORPORATE BONDS AND NOTES 94.4%
Communication Services 10.3%
Boingo Wireless Inc.
1.00%, 10/01/23 (a) (b)	1,990	1,687
GCI Liberty Inc.
1.75%, 09/30/46 (a) (b)	3,800	3,707
Liberty Media Corp.
2.25%, 12/01/48 (a) (b)	2,595	2,552
Live Nation Entertainment Inc.
2.50%, 03/15/23 (a) (b)	3,780	3,831
Twitter Inc.
0.25%, 09/15/19 (a)	2,000	1,938
0.25%, 06/15/24 (a) (b)	2,600	2,283
		15,998
Consumer Discretionary 7.2%
Caesars Entertainment Corp.
5.00%, 10/01/24 (a)	1,950	2,429
Ctrip.com International Ltd.
1.00%, 07/01/20 (a)	4,410	4,072
Marriott Vacations Worldwide Corp.
1.50%, 09/15/22 (a)	3,000	2,598
MercadoLibre Inc.
2.00%, 08/15/28 (a) (b)	2,225	1,978
		11,077
Energy 5.4%
Golar LNG Ltd.
2.75%, 02/15/22 (a) (c)	5,010	4,670
PDC Energy Inc.
1.13%, 09/15/21 (a)	3,145	2,779
Transocean Inc.
0.50%, 01/30/23 (a)	1,000	950
		8,399
Financials 5.5%
IAC FinanceCo Inc.
0.88%, 10/01/22 (a) (b)	2,200	2,923
MGIC Investment Corp.
9.00%, 04/01/63 (a) (b) (c)	2,250	2,905
PRA Group Inc.
3.50%, 06/01/23 (a)	3,200	2,709
		8,537
Health Care 18.2%
DexCom Inc.
0.75%, 12/01/23 (a) (b)	3,000	3,028
Exact Sciences Corp.
1.00%, 01/15/25 (a) (c)	3,995	4,399
Horizon Pharma Investment Ltd.
2.50%, 03/15/22 (a) (c)	4,135	4,104
Illumina Inc.
0.00%, 08/15/23 (a) (b) (d)	3,100	3,180
Insulet Corp.
1.38%, 11/15/24 (a) (b) (c)	1,970	2,090
Jazz Investments I Ltd.
1.50%, 08/15/24 (a) (c)	3,935	3,537
Ligand Pharmaceuticals Inc.
0.75%, 05/15/23 (a) (b) (c)	3,420	3,008
Neurocrine Biosciences Inc.
2.25%, 05/15/24 (a)	700	832
Nevro Corp.
1.75%, 06/01/21 (a)	2,300	2,129
Teladoc Inc.
1.38%, 05/15/25 (a) (b)	1,600	1,874
		28,181
Industrials 12.4%
Air Transport Services Group Inc.
1.13%, 10/15/24 (a)	2,925	2,773
	Shares/Par[1]	Value ($)
Atlas Air Worldwide Holdings Inc.
1.88%, 06/01/24 (a) (c)	2,335	2,229
Dycom Industries Inc.
0.75%, 09/15/21 (a) (c)	4,045	3,763
Greenbrier Cos. Inc.
2.88%, 02/01/24 (a)	3,030	2,979
Meritor Inc.
3.25%, 10/15/37 (a)	3,550	3,156
Navistar International Corp.
4.75%, 04/15/19 (a)	3,310	3,313
Team Inc.
5.00%, 08/01/23 (a)	1,055	1,046
		19,259
Information Technology 33.8%
Akamai Technologies Inc.
0.13%, 05/01/25 (a) (b) (c)	2,505	2,287
Atlassian Inc.
0.63%, 05/01/23 (a) (b) (c)	4,030	5,086
Benefitfocus Inc.
1.25%, 12/15/23 (a) (b)	1,530	1,625
Cypress Semiconductor Corp.
4.50%, 01/15/22 (a) (c)	2,325	2,748
Everbridge Inc.
1.50%, 11/01/22 (a) (c)	1,635	2,863
Guidewire Software Inc.
1.25%, 03/15/25 (a) (c)	3,785	3,629
II-VI Inc.
0.25%, 09/01/22 (a)	1,870	1,807
Microchip Technology Inc.
1.63%, 02/15/27 (a)	3,310	3,222
MongoDB Inc.
0.75%, 06/15/24 (a) (b)	1,430	1,956
Nutanix Inc.
0.00%, 01/15/23 (a) (b) (c) (d)	3,300	3,607
ON Semiconductor Corp.
1.63%, 10/15/23 (a)	1,400	1,497
Palo Alto Networks Inc.
0.75%, 07/01/23 (a) (b)	3,485	3,447
Pure Storage Inc.
0.13%, 04/15/23 (a) (b)	4,025	3,754
Q2 Holdings Inc.
0.75%, 02/15/23 (a) (b)	1,555	1,623
Rapid7 Inc.
1.25%, 08/01/23 (a) (b)	2,000	2,020
Splunk Inc.
0.50%, 09/15/23 (a) (b)	3,060	3,004
Square Inc.
0.50%, 05/15/23 (a) (b)	3,100	3,239
Teradyne Inc.
1.25%, 12/15/23 (a)	1,300	1,545
Workday Inc.
0.25%, 10/01/22 (a)	2,760	3,390
		52,349
Real Estate 1.6%
Hannon Armstrong Sustainable Infrastructure Capital Inc.
4.13%, 09/01/22 (a) (c)	2,795	2,543
Total Corporate Bonds And Notes (cost $151,687)		146,343
SHORT TERM INVESTMENTS 4.2%
Investment Companies 4.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (e) (f)	6,569	6,569
Total Short Term Investments (cost $6,569)		6,569
Total Investments 100.3% (cost $160,848)		155,553
Total Securities Sold Short (31.8)% (proceeds $53,450)		(49,402)
Other Assets and Liabilities, Net 31.5%		48,974
Total Net Assets 100.0%		155,125

(a) Convertible security.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $66,694 and

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

43.0%, respectively.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (31.8%)
COMMON STOCKS (31.8%)
Communication Services (3.6%)
Boingo Wireless Inc.	(24)	(483)
Charter Communications Inc. - Class A	(5)	(1,339)
IAC/InterActiveCorp.	(10)	(1,849)
Live Nation Inc.	(27)	(1,322)
Twitter Inc.	(23)	(654)
		(5,647)
Consumer Discretionary (1.8%)
Caesars Entertainment Corp.	(163)	(1,107)
Ctrip.com International Ltd. - ADR	(12)	(325)
Marriott Vacations Worldwide Corp.	(8)	(571)
MercadoLibre Inc.	(3)	(878)
		(2,881)
Energy (1.2%)
Golar LNG Ltd.	(50)	(1,088)
PDC Energy Inc.	(11)	(331)
Transocean Ltd.	(63)	(437)
		(1,856)
Financials (0.6%)
PRA Group Inc.	(36)	(877)
Health Care (5.5%)
DexCom Inc.	(10)	(1,234)
Exact Sciences Corp.	(29)	(1,811)
Horizon Pharma Plc	(50)	(977)
Illumina Inc.	(2)	(675)
Insulet Corp.	(14)	(1,091)
Jazz Pharmaceuticals Plc	(6)	(756)
Ligand Pharmaceuticals Inc.	(6)	(746)
Neurocrine Biosciences Inc.	(6)	(428)
Teladoc Health Inc.	(18)	(910)
		(8,628)
Industrials (3.1%)
Air Transport Services Group Inc.	(44)	(1,012)
Atlas Air Worldwide Holdings Inc.	(22)	(937)
Dycom Industries Inc.	(17)	(902)
Greenbrier Cos. Inc.	(22)	(870)
Meritor Inc.	(36)	(609)
Team Inc.	(29)	(423)
		(4,753)
Information Technology (14.9%)
Akamai Technologies Inc.	(11)	(654)
Atlassian Corp. Plc - Class A	(32)	(2,825)
Benefitfocus Inc.	(12)	(558)
Cypress Semiconductor Corp.	(106)	(1,351)
Everbridge Inc.	(34)	(1,930)
Guidewire Software Inc.	(16)	(1,268)
II-VI Inc.	(18)	(584)
Microchip Technology Inc.	(29)	(2,086)
MongoDB Inc. - Class A	(13)	(1,105)
Nutanix Inc. - Class A	(40)	(1,664)
ON Semiconductor Corp.	(41)	(683)
Palo Alto Networks Inc.	(5)	(942)
Pure Storage Inc. - Class A	(82)	(1,319)
Q2 Holdings Inc.	(15)	(743)
Rapid7 Inc.	(24)	(751)
Splunk Inc.	(9)	(954)
Square Inc. - Class A	(22)	(1,228)
Teradyne Inc.	(26)	(816)
Workday Inc. - Class A	(10)	(1,645)
		(23,106)
Real Estate (1.1%)
Crown Castle International Corp.	(14)	(1,521)
	Shares/Par[1]	Value ($)
Hannon Armstrong Sustainable Infrastructure Capital Inc.	(7)	(133)
		(1,654)
Total Common Stocks (proceeds $53,450)		(49,402)
Total Securities Sold Short (31.8%) (proceeds $53,450)		(49,402)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PIMCO Investment Grade Corporate Bond Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 3.0%
American Airlines Pass-Through Trust
Series 2011-A-1, 5.25%, 01/31/21	26	26
Series 2015-A-1, 3.38%, 05/01/27	248	235
Series 2016-AA-2, 3.20%, 06/15/28	180	168
Series 2017-AA-2, 3.35%, 10/15/29	973	912
Series 2017-A-2, 3.60%, 10/15/29	584	555
Citigroup Mortgage Loan Trust Inc.
Series 2007-A2B-AHL1, REMIC, 2.65%, (1M USD LIBOR + 0.14%), 12/25/36 (a)	107	104
Series 2007-3A3A-10, REMIC, 3.90%, 09/25/37 (a)	9	8
CVS Pass-Through Trust
Series 2013-PTC, 4.70%, 01/10/36 (b)	856	855
JPMorgan Mortgage Acquisition Trust
Series 2006-M1-NC2, REMIC, 2.78%, (1M USD LIBOR + 0.27%), 07/25/36 (a)	300	278
US Airways Pass-Through Trust
Series 2013-B-1, 5.38%, 11/15/21	115	117
Series 2013-A-1, 3.95%, 11/15/25	72	71
Other Securities		9,174
Total Non-U.S. Government Agency Asset-Backed Securities (cost $12,764)		12,503
CORPORATE BONDS AND NOTES 83.9%
Communication Services 6.3%
AT&T Inc.
3.49%, (3M USD LIBOR + 0.75%), 06/01/21 (a)	2,100	2,079
3.95%, 01/15/25	100	98
4.10%, 02/15/28	320	308
4.35%, 06/15/45	100	85
4.50%, 03/09/48	200	172
Comcast Corp.
3.15%, 03/01/26	200	192
2.35%, 01/15/27	200	179
3.30%, 02/01/27	400	382
4.15%, 10/15/28	1,700	1,727
3.90%, 03/01/38	300	278
4.50%, 01/15/43	500	487
4.60%, 08/15/45	400	398
3.40%, 07/15/46	1,200	994
4.00%, 11/01/49	300	271
Sprint Corp.
7.25%, 09/15/21	1,300	1,329
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	1,031	1,017
Time Warner Cable Inc.
8.25%, 04/01/19	500	506
4.13%, 02/15/21	1,000	1,004
6.75%, 06/15/39	700	711
4.50%, 09/15/42	300	241
Time Warner Entertainment Co. LP
8.38%, 07/15/33	100	121
Verizon Communications Inc.
3.72%, (3M USD LIBOR + 1.10%), 05/15/25 (a)	2,200	2,139
4.13%, 03/16/27	300	301
4.33%, 09/21/28	300	302
4.27%, 01/15/36	700	655
5.25%, 03/16/37	100	105
5.01%, 08/21/54	209	202
4.67%, 03/15/55	1,259	1,162
Other Securities		9,003
		26,448
Consumer Discretionary 2.8%
General Motors Co.
3.39%, (3M USD LIBOR + 0.80%), 08/07/20 (a)	200	199
Wynn Macau Ltd.
5.50%, 10/01/27 (b)	2,800	2,472
Other Securities		8,986
		11,657
Consumer Staples 2.1%
BAT Capital Corp.
3.56%, 08/15/27	2,400	2,131
	Shares/Par[1]	Value ($)
Other Securities		6,569
		8,700
Energy 8.1%
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24	650	689
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23 (c)	1,100	1,130
Enbridge Inc.
2.81%, (3M USD LIBOR + 0.40%), 01/10/20 (a)	1,500	1,495
3.70%, 07/15/27	900	854
Energy Transfer Partners LP
4.65%, 06/01/21	800	810
4.20%, 04/15/27	100	93
4.90%, 03/15/35	554	490
7.50%, 07/01/38	200	222
6.05%, 06/01/41	1,300	1,251
6.50%, 02/01/42	100	101
Regency Energy Partners LP
5.75%, 09/01/20	200	205
5.88%, 03/01/22	1,000	1,042
5.00%, 10/01/22	300	306
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (d)	100	103
6.25%, 03/15/22	300	316
5.63%, 04/15/23	800	832
5.75%, 05/15/24	1,510	1,583
5.88%, 06/30/26	700	748
Sinopec Group Overseas Development 2016 Ltd.
1.75%, 09/29/19 (b)	500	495
Sinopec Group Overseas Development 2017 Ltd.
3.25%, 09/13/27	200	187
Other Securities		21,165
		34,117
Financials 42.2%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	300	300
4.25%, 07/01/20	500	502
4.50%, 05/15/21	450	451
3.95%, 02/01/22 (c)	400	393
3.50%, 05/26/22	200	194
3.50%, 01/15/25	1,900	1,730
Bank of America Corp.
4.10%, 07/24/23	1,475	1,499
3.50%, 04/19/26	1,300	1,253
3.82%, 01/20/28 (a)	5,000	4,837
3.42%, 12/20/28	631	591
Bank of New York Mellon Corp.
2.30%, 09/11/19	400	398
3.00%, 02/24/25	500	484
2.80%, 05/04/26	1,800	1,686
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (e)	200	223
7.63%, 11/21/22	2,400	2,491
Barclays Plc
7.75%, (callable at 100 beginning 09/15/23) (e)	1,100	1,059
4.01%, (3M USD LIBOR + 1.38%), 05/16/24 (a)	2,200	2,101
4.34%, 05/16/24 (a) (f)	200	195
BAT International Finance Plc
2.75%, 06/15/20 (b)	200	196
BPCE SA
3.90%, (3M USD LIBOR + 1.22%), 05/22/22 (a) (b)	500	501
2.75%, 01/11/23 (b)	2,500	2,395
Citigroup Inc.
3.75%, (3M USD LIBOR + 1.19%), 08/02/21 (a)	1,000	1,002
2.90%, 12/08/21	100	98
3.74%, (3M USD LIBOR + 1.10%), 05/17/24 (a)	200	196
3.76%, (3M USD LIBOR + 1.02%), 06/01/24 (a)	600	587
3.20%, 10/21/26	600	554
4.08%, 04/23/29	1,200	1,171
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	600	582

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Cooperatieve Rabobank U.A.
6.63%, (callable at 100 beginning 06/29/21), EUR (e)	1,400	1,740
3.75%, 07/21/26	1,000	931
Credit Suisse AG
3.00%, 10/29/21	300	296
6.50%, 08/08/23	300	314
6.50%, 08/08/23 (b)	200	209
Credit Suisse Group AG
7.50%, (callable at 100 beginning 07/17/23) (b) (e)	400	392
3.87%, 01/12/29 (b)	700	652
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	900	894
3.75%, 03/26/25	800	763
4.55%, 04/17/26	700	696
DAE Funding LLC
5.75%, 11/15/23 (b)	1,100	1,088
Dell EMC
4.42%, 06/15/21 (b)	1,400	1,398
5.45%, 06/15/23 (b)	2,125	2,163
Deutsche Bank AG
3.41%, (3M USD LIBOR + 0.97%), 07/13/20 (a)	1,100	1,079
3.15%, 01/22/21	500	482
4.25%, 10/14/21	2,200	2,167
3.30%, 11/16/22	300	278
3.82%, (3M USD LIBOR + 1.19%), 11/16/22 (a)	500	466
Ford Motor Credit Co. LLC
3.45%, (3M USD LIBOR + 0.83%), 08/12/19 (a)	400	402
2.68%, 01/09/20	300	295
8.13%, 01/15/20	150	155
5.88%, 08/02/21	300	308
3.66%, (3M USD LIBOR + 1.08%), 08/03/22 (a)	1,400	1,307
GE Capital International Funding Co.
4.42%, 11/15/35	800	673
General Motors Financial Co. Inc.
3.45%, 01/14/22	1,900	1,842
3.99%, (3M USD LIBOR + 1.55%), 01/14/22 (a)	200	201
Goldman Sachs Group Inc.
5.25%, 07/27/21	500	518
3.43%, (3M USD LIBOR + 0.75%), 02/23/23 (a)	600	577
3.50%, 01/23/25	700	664
3.75%, 02/25/26	1,000	946
4.22%, 05/01/29	2,400	2,317
HSBC Holdings Plc
5.88%, (callable at 100 beginning 09/28/26), GBP (e)	700	850
6.00%, (callable at 100 beginning 09/29/23), EUR (e)	1,100	1,332
6.25%, (callable at 100 beginning 03/23/23) (e) (f)	1,200	1,124
6.50%, (callable at 100 beginning 03/23/28) (e) (f)	400	366
3.60%, 05/25/23	800	792
4.30%, 03/08/26	725	713
3.90%, 05/25/26	600	575
4.16%, (3M USD LIBOR + 1.38%), 09/12/26 (a)	500	493
Jefferies Finance LLC
7.38%, 04/01/20 (b)	1,600	1,594
7.50%, 04/15/21 (b)	600	597
6.88%, 04/15/22 (b)	300	291
7.25%, 08/15/24 (b)	400	372
JPMorgan Chase & Co.
5.99%, (callable at 100 beginning 04/30/19) (e)	788	780
3.90%, 07/15/25	200	198
3.30%, 04/01/26	1,700	1,618
3.78%, 02/01/28 (a)	7,000	6,784
JPMorgan Chase Bank NA
3.22%, 03/01/25	2,500	2,406
Lloyds Bank Plc
12.00%, (callable at 100 beginning 12/16/24) (b) (e)	100	117
3.30%, 05/07/21 (f)	300	298
Lloyds Banking Group Plc
7.63%, (callable at 100 beginning 06/27/23), GBP (e) (f)	1,000	1,308
	Shares/Par[1]	Value ($)
3.59%, (3M USD LIBOR + 0.80%), 06/21/21 (a)	400	397
4.05%, 08/16/23	1,600	1,577
Mitsubishi UFJ Financial Group Inc.
3.37%, (3M USD LIBOR + 0.86%), 07/26/23 (a)	300	297
Mitsubishi UFJ Trust & Banking Corp.
2.45%, 10/16/19 (b)	3,600	3,583
Morgan Stanley
3.13%, 01/23/23	3,400	3,320
4.00%, 07/23/25	1,000	987
3.88%, 01/27/26	300	292
3.63%, 01/20/27	3,700	3,518
MUFG Americas Holdings Corp.
3.00%, 02/10/25	800	764
Nationwide Building Society
10.25%, GBP (e)	535	950
2.35%, 01/21/20 (b)	2,150	2,128
Rabobank Nederland NV
6.88%, 03/19/20, EUR	400	494
Royal Bank of Scotland Group Plc
7.50%, (callable at 100 beginning 08/10/20) (e) (f)	700	693
8.63%, (callable at 100 beginning 08/15/21) (e) (f)	600	621
4.37%, (3M USD LIBOR + 1.55%), 06/25/24 (a)	1,300	1,247
Santander Holdings USA Inc.
4.45%, 12/03/21	1,000	1,010
3.70%, 03/28/22	1,200	1,183
3.40%, 01/18/23	1,100	1,052
4.40%, 07/13/27	100	94
Santander UK Group Holdings Plc
7.38%, (callable at 100 beginning 06/24/22), GBP (e)	295	376
4.75%, 09/15/25 (b)	600	565
Santander UK Plc
3.40%, 06/01/21 (f)	500	497
3.75%, 11/15/21	2,100	2,097
5.00%, 11/07/23 (b)	300	294
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 (b)	600	587
3.00%, 07/15/22 (b)	800	774
Sumitomo Mitsui Financial Group Inc.
4.45%, (3M USD LIBOR + 1.68%), 03/09/21 (a)	1,200	1,223
3.59%, (3M USD LIBOR + 1.14%), 10/19/21 (a)	1,300	1,310
3.21%, (3M USD LIBOR + 0.78%), 07/12/22 (a)	500	499
Synchrony Financial
2.70%, 02/03/20	100	98
3.81%, (3M USD LIBOR + 1.23%), 02/03/20 (a)	200	201
UBS AG
2.45%, 12/01/20 (b)	200	196
7.63%, 08/17/22	2,403	2,571
UBS Group AG
4.13%, 09/24/25 (b)	250	248
Wells Fargo & Co.
2.63%, 07/22/22	300	289
3.60%, (3M USD LIBOR + 1.11%), 01/24/23 (a)	1,500	1,493
3.76%, (3M USD LIBOR + 1.23%), 10/31/23 (a)	1,400	1,394
3.30%, 09/09/24	950	918
3.58%, 05/22/28 (a)	4,800	4,617
Wells Fargo Bank NA
3.55%, 08/14/23	1,000	996
Other Securities		55,799
		177,739
Health Care 3.6%
Amgen Inc.
2.60%, 08/19/26	700	637
3.20%, 11/02/27	1,900	1,786
CVS Health Corp.
2.13%, 06/01/21	400	386
4.30%, 03/25/28	1,100	1,077
7.51%, 01/10/32 (b)	54	63
Other Securities		11,198
		15,147

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Industrials 5.4%
BOC Aviation Pte Ltd.
2.75%, 09/18/22 (b)	400	385
3.50%, 09/18/27 (b)	500	470
DP World Crescent Ltd.
4.85%, 09/26/28 (b)	1,500	1,467
General Electric Capital Corp.
5.55%, 01/05/26	1,800	1,791
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (e)	2,300	1,771
0.38%, 05/17/22, EUR	700	753
International Lease Finance Corp.
8.25%, 12/15/20	600	644
8.63%, 01/15/22	200	222
Other Securities		15,409
		22,912
Information Technology 2.6%
Broadcom Corp.
3.00%, 01/15/22	1,600	1,540
3.63%, 01/15/24	1,500	1,419
Other Securities		8,021
		10,980
Materials 1.2%
Syngenta Finance NV
3.93%, 04/23/21 (b)	500	493
Other Securities		4,564
		5,057
Real Estate 6.6%
Weyerhaeuser Co.
7.38%, 10/01/19	300	309
4.63%, 09/15/23	500	517
8.50%, 01/15/25	500	606
7.38%, 03/15/32	1,000	1,224
Other Securities		24,998
		27,654
Utilities 3.0%
Cleco Corporate Holdings LLC
3.74%, 05/01/26	2,200	2,111
Duke Energy Corp.
3.11%, (3M USD LIBOR + 0.50%), 05/14/21 (a) (g) (h)	300	299
3.05%, 08/15/22	1,200	1,175
2.65%, 09/01/26	750	682
Duke Energy Florida LLC
3.20%, 01/15/27	100	97
Other Securities		8,321
		12,685
Total Corporate Bonds And Notes (cost $366,144)		353,096
SENIOR LOAN INTERESTS 3.9%
Consumer Discretionary 2.1%
Las Vegas Sands LLC
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/27/25 (a)	5,602	5,336
Other Securities		3,442
		8,778
Energy 0.0%
Other Securities		96
Financials 0.7%
Level 3 Financing Inc.
Term Loan B, 4.75%, (3M LIBOR + 2.25%), 02/16/24 (a)	2,200	2,084
Other Securities		767
		2,851
Health Care 0.3%
Other Securities		1,210
Industrials 0.3%
Other Securities		1,179
Information Technology 0.4%
Other Securities		1,825
Materials 0.1%
Other Securities		470
	Shares/Par[1]	Value ($)
Utilities 0.0%
Other Securities		94
Total Senior Loan Interests (cost $17,294)		16,503
GOVERNMENT AND AGENCY OBLIGATIONS 23.1%
Mortgage-Backed Securities 7.9%
Federal National Mortgage Association
3.00%, 07/01/43	564	553
3.00%, 08/01/43	14	13
TBA, 3.00%, 01/15/48 (i)	2,400	2,342
TBA, 3.50%, 02/15/48 (i)	30,400	30,368
		33,276
Municipal 0.0%
Other Securities		84
Sovereign 2.0%
Peru Government International Bond
8.20%, 08/12/26, PEN (b)	9,100	3,179
Other Securities		5,134
		8,313
Treasury Inflation Indexed Securities 1.0%
U.S. Treasury Inflation Indexed Note
0.38%, 01/15/27 (j) (k)	2,722	2,587
0.50%, 01/15/28 (k)	697	666
Other Securities		672
		3,925
U.S. Treasury Securities 12.2%
U.S. Treasury Bond
3.50%, 02/15/39	914	1,001
Principal Only, 0.00%, 08/15/44 (l)	25	11
Principal Only, 0.00%, 05/15/45 (l)	25	11
2.50%, 02/15/46 (i)	8,175	7,400
2.50%, 05/15/46	5,657	5,118
2.88%, 11/15/46	182	177
2.75%, 11/15/47	8	8
3.00%, 02/15/48	411	410
3.13%, 05/15/48	6,656	6,808
3.00%, 08/15/48	1,111	1,110
U.S. Treasury Note
1.88%, 07/31/22 (j)	1,431	1,401
2.13%, 12/31/22	5,200	5,127
1.75%, 01/31/23 (j)	2,116	2,055
2.13%, 05/15/25 (j)	2,940	2,861
2.38%, 05/15/27	1,118	1,095
2.25%, 08/15/27	8,600	8,326
2.88%, 08/15/28 (i)	2,776	2,820
3.13%, 11/15/28 (i)	5,466	5,673
		51,412
Total Government And Agency Obligations (cost $96,058)		97,010
TRUST PREFERREDS 0.0%
Utilities 0.0%
Other Securities		9
Total Trust Preferreds (cost $10)		9
PREFERRED STOCKS 0.1%
Financials 0.1%
Other Securities		294
Real Estate 0.0%
Other Securities		40
Total Preferred Stocks (cost $338)		334
SHORT TERM INVESTMENTS 2.0%
Securities Lending Collateral 1.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (m) (n)	7,826	7,826
Treasury Securities 0.1%
Argentina Treasury Bill
53.38%, 04/01/19, ARS (o)	1,516	46
45.90%, 04/12/19, ARS (o) (p)	3,660	98
46.52%, 04/29/19, ARS (o)	4,107	126

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
52.58%, 04/30/19, ARS (o)	5,897	175
		445
Total Short Term Investments (cost $8,276)		8,271
Total Investments 116.0% (cost $500,884)		487,726
Total Purchased Options 0.0% (cost $216)		30
Other Derivative Instruments (0.2)%		(674)
Other Assets and Liabilities, Net (15.8)%		(66,466)
Total Net Assets 100.0%		420,616

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $89,704 and 21.3%, respectively.

(c) All or portion of the security was on loan.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) Convertible security.

(g) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(h) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(i) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $49,088.

(j) All or a portion of the security is pledged or segregated as collateral.

(k) Treasury inflation indexed note, par amount is adjusted for inflation.

(l) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(o) The coupon rate represents the yield to maturity.

(p) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

Summary of Investments by Country^	Total Long Term Investments
Argentina	0.1%
Australia	1.0
Bermuda	0.3
Brazil	1.1
Canada	1.8
Cayman Islands	0.2
China	1.9
Denmark	0.1
France	1.3
Germany	1.7
India	0.3
Indonesia	0.1
Ireland	1.4
Israel	0.1
Italy	0.8
Japan	2.0
Kuwait	0.3
Luxembourg	0.1
Macau	0.5
Mexico	0.4
Netherlands	1.8
Norway	0.1
Panama	0.1
Peru	0.7
Qatar	0.4
Russian Federation	0.3
Saudi Arabia	0.3
Singapore	0.3
Slovenia	—
South Africa	0.1
Spain	0.4
Switzerland	1.6
United Arab Emirates	0.5
United Kingdom	6.5
United States of America	71.4
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Air Canada Pass-Through Trust, Series 2017-A-1, 3.55%, 01/15/30	12/08/17	1,700	1,601	0.4
BP AMI Leasing Inc., 5.52%, 05/08/19	05/08/15	126	126	—
CoBank ACB, 6.20%, callable at 100 beginning 01/01/25	01/02/15	301	294	0.1
Duke Energy Corp., 3.11%, 05/14/21	05/14/18	300	299	0.1
FMR LLC, 4.95%, 02/01/33	02/09/15	780	754	0.2
GTP Acquisition Partners I LLC, Series 2015-A-2, 3.48%, 06/16/25	05/21/15	300	296	0.1
Hyundai Capital America Inc., 3.60%, 09/18/20	09/17/18	800	798	0.2
Pacific National Finance Pty Ltd., 4.63%, 09/23/20	11/01/18	606	608	0.1
Stearns Holdings LLC, 9.38%, 08/15/20	11/19/15	505	470	0.1
UniCredit SpA, 7.83%, 12/04/23	11/28/18	1,200	1,255	0.3
WestJet Airlines Ltd., 3.50%, 06/16/21	06/14/16	200	198	—
		6,818	6,699	1.6

JNL/PIMCO Investment Grade Corporate Bond Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro-Bund	(11)	March 2019	EUR	(1,780)	—	(22)
U.S. Treasury Note, 10-Year	323	March 2019		38,497	126	914
U.S. Treasury Note, 5-Year	379	March 2019		42,754	95	713
					221	1,605

JNL/PIMCO Investment Grade Corporate Bond Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Paying	5.61	(M)	07/07/21	MXN	14,100	—	(46)
28-Day MEXIBOR (M)	Paying	5.84	(M)	09/14/21	MXN	1,600	—	(5)
28-Day MEXIBOR (M)	Paying	5.81	(M)	09/29/21	MXN	1,300	—	(7)
28-Day MEXIBOR (M)	Paying	5.75	(M)	09/30/21	MXN	1,600	—	(9)
28-Day MEXIBOR (M)	Paying	5.63	(M)	10/11/21	MXN	12,900	—	(42)
28-Day MEXIBOR (M)	Paying	7.68	(M)	12/29/22	MXN	58,600	—	(87)
28-Day MEXIBOR (M)	Paying	7.61	(M)	01/23/23	MXN	88,500	—	(86)
3M LIBOR (Q)	Receiving	2.50	(S)	06/20/48		3,800	(22)	(20)
3M LIBOR (Q)	Receiving	2.93	(S)	08/15/48		300	(1)	(10)
3M LIBOR (Q)	Paying	3.00	(S)	09/19/23		3,950	7	73
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.00	(S)	09/20/24	JPY	127,500	—	(55)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.30	(S)	03/20/28	JPY	146,700	—	(17)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.45	(S)	03/20/29	JPY	570,000	—	(121)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.42	(S)	03/25/29	JPY	60,000	—	(13)
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.25	(S)	06/17/35	JPY	20,000	—	(8)
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.50	(S)	12/21/45	JPY	50,000	—	45
6M BUBOR (S)	Paying	1.00	(A)	09/19/23	HUF	297,000	—	(17)
6M BUBOR (S)	Paying	1.25	(A)	09/19/23	HUF	906,900	—	(50)
6M EURIBOR (S)	Receiving	1.00	(A)	03/20/29	EUR	3,500	(4)	(72)
6M EURIBOR (S)	Receiving	1.00	(A)	06/19/29	EUR	2,600	(3)	(23)
6M EURIBOR (S)	Receiving	1.50	(A)	03/20/49	EUR	500	(1)	(27)
6M GBP LIBOR (S)	Receiving	1.50	(S)	03/20/29	GBP	7,900	(6)	(171)
6M GBP LIBOR (S)	Receiving	1.75	(S)	03/20/49	GBP	1,700	(3)	(97)
6M GBP LIBOR (S)	Paying	1.25	(S)	03/20/24	GBP	300	—	4
							(33)	(861)

JNL/PIMCO Investment Grade Corporate Bond Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
Darden Restaurants Inc. (Q)	1.00	06/20/20	200	(2)	—	1

Credit default swap agreements - sell protection[4]
Anadarko Petroleum Corp. (Q)	1.00	06/20/21	(100)	1	—	4
Anadarko Petroleum Corp. (Q)	1.00	12/20/21	(400)	3	—	21
Anadarko Petroleum Corp. (Q)	1.00	06/20/22	(700)	—	—	13
Berkshire Hathaway Inc. (Q)	1.00	12/20/20	(200)	3	—	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Investment Grade Corporate Bond Fund — Centrally Cleared Credit Default Swap Agreements (continued)
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Berkshire Hathaway Inc. (Q)	1.00	06/20/21	(500)	7	—	1
Berkshire Hathaway Inc. (Q)	1.00	12/20/22	(5,600)	73	1	(52)
Berkshire Hathaway Inc. (Q)	1.00	12/20/22	(900)	12	—	(5)
Canadian Natural Resources Ltd. (Q)	1.00	06/20/22	(200)	1	—	4
CDX.NA.IG.27 (Q)	1.00	12/20/21	(800)	9	—	(3)
D.R. Horton Inc. (Q)	1.00	03/20/21	(100)	1	—	1
Daimler AG (Q)	1.00	12/20/20	(400)	5	—	(1)
Deutsche Bank AG (Q)	1.00	06/20/19	(300)	—	—	1
Enbridge Inc. (Q)	1.00	12/20/21	(100)	1	—	5
Enbridge Inc. (Q)	1.00	06/20/22	(50)	—	—	1
Ford Motor Co. (Q)	5.00	12/20/21	(100)	10	—	(5)
Ford Motor Co. (Q)	5.00	06/20/23	(1,000)	107	—	(46)
Ford Motor Credit Co. LLC (Q)	5.00	12/20/22	(800)	90	—	(59)
General Electric Co. (Q)	1.00	12/20/23	(100)	(4)	—	1
Goldman Sachs Group Inc. (Q)	1.00	12/20/20	(800)	7	—	(5)
Goldman Sachs Group Inc. (Q)	1.00	06/20/21	(1,700)	16	—	(9)
Goldman Sachs Group Inc. (Q)	1.00	12/20/21	(1,400)	13	—	(4)
Hess Corp. (Q)	1.00	06/20/21	(300)	2	—	19
Host Hotels & Resorts LP (Q)	1.00	12/20/20	(300)	4	—	2
iTraxx Europe Senior Series 26 (Q)	1.00	12/20/21	(1,400)	17	1	15
MetLife Inc. (Q)	1.00	06/20/21	(1,000)	14	—	21
MetLife Inc. (Q)	1.00	06/20/22	(800)	11	—	1
MetLife Inc. (Q)	1.00	12/20/22	(1,100)	12	—	(10)
Morgan Stanley (Q)	1.00	12/20/20	(300)	3	—	(1)
Prudential Financial Inc. (Q)	1.00	06/20/21	(100)	1	—	1
Ryder System Inc. (Q)	1.00	06/20/22	(500)	1	(1)	(8)
Sherwin-Williams Co. (Q)	1.00	12/20/22	(1,000)	1	—	(15)
Simon Property Group Inc. (Q)	1.00	06/20/22	(400)	7	—	6
Sprint Communications (Q)	5.00	09/20/20	(100)	6	—	3
Telefonica Emisiones SAU (Q)	1.00	06/20/22	(100)	1	—	1
Tenet Healthcare Corp. (Q)	5.00	03/20/19	(100)	1	—	(4)
Viacom Inc. (Q)	1.00	06/20/21	(300)	3	—	—
Vodafone Group Plc (Q)	1.00	06/20/23	(400)	2	—	(1)
				441	1	(101)

JNL/PIMCO Investment Grade Corporate Bond Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Interest Rate Swaptions[10]
3M LIBOR, 01/30/19	BOA	Call	2.45	01/29/19	8,000,000	3
3M LIBOR, 09/19/19	DUB	Put	3.26	09/18/19	900,000	14
3M LIBOR, 02/20/19	DUB	Put	3.23	02/19/19	900,000	1
3M LIBOR, 12/17/19	GSC	Put	3.63	12/16/19	600,000	5
3M LIBOR, 03/11/19	GSC	Put	3.10	03/08/19	700,000	4
3M LIBOR, 03/19/19	GSC	Put	3.20	03/18/19	900,000	3
						30

JNL/PIMCO Investment Grade Corporate Bond Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions[10]
CDX.IG.31, 12/20/23	BCL	Put	1.10	03/20/19	400,000	(1)
CDX.IG.31, 12/20/23	BNP	Put	0.85	01/16/19	1,600,000	(4)
CDX.IG.31, 12/20/23	BOA	Put	0.90	01/16/19	1,800,000	(3)
CDX.IG.31, 12/20/23	BOA	Put	0.85	01/16/19	1,100,000	(3)
CDX.IG.31, 12/20/23	BOA	Put	0.95	02/20/19	1,100,000	(3)
CDX.IG.31, 12/20/23	BOA	Put	1.10	02/20/19	500,000	(1)
CDX.IG.31, 12/20/23	BOA	Put	1.00	02/20/19	1,100,000	(2)
CDX.IG.31, 12/20/23	BOA	Put	1.00	03/20/19	900,000	(3)
CDX.IG.31, 12/20/23	CGM	Put	0.95	01/16/19	700,000	(1)
CDX.IG.31, 12/20/23	CGM	Put	0.90	02/20/19	1,900,000	(7)
CDX.IG.31, 12/20/23	CGM	Put	1.10	02/20/19	400,000	(1)
CDX.IG.31, 12/20/23	CGM	Put	0.95	02/20/19	1,400,000	(4)
CDX.IG.31, 12/20/23	CGM	Put	1.20	03/20/19	800,000	(1)
CDX.IG.31, 12/20/23	CGM	Put	1.10	03/20/19	800,000	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Investment Grade Corporate Bond Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]		Value ($)
CDX.IG.31, 12/20/23	CGM	Put	1.05	03/20/19		900,000	(2)
CDX.IG.31, 12/20/23	GSC	Put	0.90	01/16/19		1,300,000	(2)
CDX.IG.31, 12/20/23	GSC	Put	1.10	02/20/19		500,000	(1)
CDX.IG.31, 12/20/23	GSC	Put	2.40	09/18/19		900,000	(2)
CDX.IG.31, 12/20/23	JPM	Put	0.95	02/20/19		900,000	(2)
CDX.IG.31, 12/20/23	JPM	Put	1.20	03/20/19		700,000	(1)
CDX.IG.31, 12/20/23	MSC	Put	0.90	01/16/19		900,000	(1)
iTraxx Europe Series 30, 12/20/23	CIT	Put	1.20	02/20/19	EUR	1,200,000	(1)
iTraxx Europe Series 30, 12/20/23	GSC	Put	2.40	09/18/19	EUR	900,000	(1)
							(49)
Interest Rate Swaptions[10]
3M LIBOR, 01/30/19	BOA	Call	2.55	01/29/19		1,600,000	(3)
3M LIBOR, 01/28/19	CSI	Call	2.52	01/28/19		1,800,000	(5)
3M LIBOR, 01/03/19	GSC	Call	3.10	01/03/19		1,700,000	—
3M LIBOR, 01/11/19	GSC	Call	2.72	01/11/19		1,700,000	(12)
3M LIBOR, 01/04/19	MSC	Call	2.85	01/04/19		2,000,000	(26)
3M LIBOR, 01/28/19	CSI	Put	2.78	01/28/19		1,800,000	(1)
3M LIBOR, 02/20/19	DUB	Put	3.00	02/19/19		4,600,000	(1)
3M LIBOR, 09/19/19	DUB	Put	2.94	09/18/19		3,900,000	(18)
3M LIBOR, 01/03/19	GSC	Put	2.89	01/03/19		1,700,000	(25)
3M LIBOR, 01/11/19	GSC	Put	2.96	01/11/19		1,700,000	—
3M LIBOR, 03/11/19	GSC	Put	2.97	03/08/19		3,000,000	(2)
3M LIBOR, 03/19/19	GSC	Put	3.05	03/18/19		4,500,000	(2)
3M LIBOR, 12/17/19	GSC	Put	3.75	12/16/19		2,800,000	(3)
3M LIBOR, 01/04/19	MSC	Put	3.07	01/04/19		2,000,000	—
							(98)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	CIT	01/16/19	ARS	1,344	35	—
EGP/USD	BOA	01/28/19	EGP	14,310	792	28
EGP/USD	SCB	01/28/19	EGP	8,971	496	16
EUR/USD	GSC	01/11/19	EUR	242	277	2
HUF/USD	GSC	03/08/19	HUF	28,977	104	1
IDR/USD	GSC	03/20/19	IDR	16,045,576	1,107	15
INR/USD	GSC	03/20/19	INR	76,719	1,090	16
MXN/USD	BCL	01/11/19	MXN	2,018	103	2
MXN/USD	GSC	01/11/19	MXN	27,631	1,405	61
MXN/USD	CIT	01/25/19	MXN	32,493	1,649	(41)
RUB/USD	GSC	01/30/19	RUB	69,720	1,001	(51)
RUB/USD	SCB	02/15/19	RUB	73,407	1,052	(55)
SGD/USD	BNP	03/20/19	SGD	1,460	1,073	4
USD/ARS	BOA	01/16/19	ARS	(15,600)	(407)	(23)
USD/EUR	BOA	01/11/19	EUR	(11,210)	(12,851)	(53)
USD/EUR	GSC	01/11/19	EUR	(638)	(731)	(10)
USD/GBP	CIT	01/11/19	GBP	(167)	(213)	1
USD/GBP	GSC	01/11/19	GBP	(167)	(213)	(2)
USD/GBP	GSC	01/11/19	GBP	(3,832)	(4,889)	11
USD/HUF	GSC	03/08/19	HUF	(69,186)	(248)	(2)
USD/JPY	GSC	01/11/19	JPY	(13,100)	(120)	(3)
USD/JPY	UBS	01/11/19	JPY	(12,400)	(113)	(4)
USD/KRW	CIT	03/20/19	KRW	(1,184,168)	(1,064)	(8)
USD/MXN	BCL	01/11/19	MXN	(40,433)	(2,057)	(72)
USD/PEN	BNP	02/19/19	PEN	(11,181)	(3,313)	(11)
USD/RUB	BNP	02/15/19	RUB	(71,192)	(1,020)	32
USD/SGD	UBS	03/20/19	SGD	(2,895)	(2,128)	(8)
USD/TWD	BNP	03/20/19	TWD	(32,277)	(1,057)	(2)
					(20,240)	(156)

JNL/PIMCO Investment Grade Corporate Bond Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
BHP Billiton Finance USA Ltd. (Q)	BNP	0.35	1.00	06/20/21	(200)	3	(6)	9
CDX.NA.HY.25 (Q)	BOA	N/A	5.00	12/20/20	(100)	9	1	8
CDX.NA.HY.27 (Q)	BOA	N/A	5.00	12/20/21	(300)	36	46	(10)
CDX.NA.HY.27 (Q)	CGM	N/A	5.00	12/20/21	(600)	72	52	20
CDX.NA.HY.27 (Q)	JPM	N/A	5.00	12/20/21	(200)	24	17	7
CDX.NA.HY.29 (Q)	GSC	N/A	5.00	12/20/22	(100)	13	14	(1)
CDX.NA.HY.29 (Q)	JPM	N/A	5.00	12/20/22	(200)	25	32	(7)
CDX.NA.HY.31 (Q)	BNP	N/A	5.00	12/20/23	(100)	9	12	(3)
CDX.NA.HY.31 (Q)	CGM	N/A	5.00	12/20/23	(200)	17	21	(4)
CDX.NA.HY.31 (Q)	GSC	N/A	5.00	12/20/23	(200)	17	24	(7)
CDX.NA.HY.31 (Q)	JPM	N/A	5.00	12/20/23	(400)	34	45	(11)
CDX.NA.HY.31 (Q)	MSC	N/A	5.00	12/20/23	(100)	9	12	(3)
CMBX.NA.AAA.10 (M)	GSC	N/A	0.50	11/17/59	(100)	(1)	(3)	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PIMCO Investment Grade Corporate Bond Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
CMBX.NA.AAA.10 (M)	MSC	N/A	0.50	11/17/59	(100)	(1)	(3)	2
CMBX.NA.AAA.10 (M)	UBS	N/A	0.50	11/17/59	(100)	(1)	(3)	2
CMBX.NA.AAA.8 (M)	CSI	N/A	0.50	10/17/57	(300)	1	(15)	16
CMBX.NA.AAA.9 (M)	GSC	N/A	0.50	09/17/58	(4,000)	(14)	(161)	147
CMBX.NA.AAA.9 (M)	MSC	N/A	0.50	09/17/58	(500)	(2)	(19)	17
CMBX.NA.BB.6 (M)	MSC	N/A	5.00	05/11/63	(1,100)	(308)	(155)	(153)
CMBX.NA.BBB-.6 (M)	GSC	N/A	3.00	05/11/63	(400)	(65)	(28)	(37)
CMBX.NA.BBB-.9 (M)	GSC	N/A	3.00	09/17/58	(400)	(48)	(74)	26
CMBX.NA.BBB-.9 (M)	MSC	N/A	3.00	09/17/58	(200)	(24)	(21)	(3)
Federative Republic of Brazil (Q)	CSI	1.22	1.00	09/20/20	(200)	(1)	(14)	13
Federative Republic of Brazil (Q)	DUB	1.61	1.00	06/20/22	(200)	(4)	(13)	9
Federative Republic of Brazil (Q)	GSC	1.90	1.00	06/20/23	(1,500)	(54)	(74)	20
Gazprom OAO (Q)	BOA	1.25	1.00	06/20/20	(100)	—	(16)	16
Gazprom OAO (Q)	JPM	1.25	1.00	06/20/20	(50)	—	(8)	8
Italy Government International Bond (Q)	BCL	0.65	1.00	06/20/20	(1,200)	6	(2)	8
Italy Government International Bond (Q)	BNP	0.24	1.00	06/20/19	(500)	2	4	(2)
Italy Government International Bond (Q)	BOA	0.65	1.00	06/20/20	(400)	2	(1)	3
Italy Government International Bond (Q)	BOA	0.23	1.00	03/20/19	(400)	1	(7)	8
Italy Government International Bond (Q)	DUB	0.24	1.00	06/20/19	(400)	2	3	(1)
Italy Government International Bond (Q)	DUB	0.24	1.00	06/20/19	(300)	1	(2)	3
Italy Government International Bond (Q)	GSC	0.65	1.00	06/20/20	(300)	1	(1)	2
Italy Government International Bond (Q)	MSC	0.24	1.00	06/20/19	(200)	—	1	(1)
MCDX.NA.24 (Q)	MSC	N/A	1.00	06/20/25	(150)	4	(5)	9
People's Republic of China (Q)	BCL	0.33	1.00	06/20/21	(900)	15	(10)	25
People's Republic of China (Q)	BNP	0.33	1.00	06/20/21	(600)	9	(7)	16
People's Republic of China (Q)	CGM	0.24	1.00	09/20/20	(100)	1	—	1
People's Republic of China (Q)	GSC	0.33	1.00	06/20/21	(100)	1	(1)	2
People's Republic of China (Q)	JPM	0.33	1.00	06/20/21	(100)	1	(1)	2
People's Republic of China (Q)	MSC	0.33	1.00	06/20/21	(300)	5	(2)	7
People's Republic of China (Q)	UBS	0.33	1.00	06/20/21	(200)	3	(2)	5
Petrobras International Finance Co. (Q)	BNP	1.00	1.00	09/20/19	(400)	1	(21)	22
Petrobras International Finance Co. (Q)	BNP	1.14	1.00	12/20/19	(400)	(1)	(45)	44
Petroleos Mexicanos (Q)	BCL	2.22	1.00	09/20/20	(900)	(18)	(46)	28
Petroleos Mexicanos (Q)	BCL	2.82	1.00	06/20/22	(400)	(23)	(17)	(6)
Petroleos Mexicanos (Q)	BNP	2.82	1.00	06/20/22	(1,700)	(98)	(103)	5
Petroleos Mexicanos (Q)	DUB	2.82	1.00	06/20/22	(700)	(40)	(28)	(12)
Petroleos Mexicanos (Q)	DUB	2.65	1.00	12/20/21	(200)	(9)	(18)	9
Petroleos Mexicanos (Q)	GSC	2.22	1.00	09/20/20	(250)	(5)	(13)	8
Republic of Colombia (Q)	DUB	1.00	1.00	06/20/21	(650)	—	(19)	19
Republic of Colombia (Q)	UBS	1.00	1.00	06/20/21	(650)	—	(19)	19
Republic of Indonesia (Q)	GSC	1.25	1.00	06/20/23	(300)	(3)	(4)	1
Republic of South Africa (Q)	CGM	1.68	1.00	06/20/21	(600)	(9)	(50)	41
United Mexican States (Q)	BCL	1.21	1.00	06/20/22	(2,600)	(16)	(37)	21
United Mexican States (Q)	BCL	1.43	1.00	06/20/23	(800)	(14)	(8)	(6)
United Mexican States (Q)	BNP	1.55	1.00	12/20/23	(600)	(14)	(12)	(2)
United Mexican States (Q)	CGM	1.55	1.00	12/20/23	(1,000)	(25)	(13)	(12)
United Mexican States (Q)	GSC	0.62	1.00	03/20/19	(100)	—	1	(1)
United Mexican States (Q)	GSC	1.43	1.00	06/20/23	(1,300)	(23)	(12)	(11)
United Mexican States (Q)	JPM	1.55	1.00	12/20/23	(100)	(2)	(1)	(1)
United Mexican States (Q)	MSC	0.62	1.00	03/20/19	(400)	1	3	(2)
					(32,150)	(498)	(832)	334

JNL/PIMCO Investment Grade Corporate Bond Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Counter-party	Rate Paid/Received by Fund[2,9]	Expiration	Notional[1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INVESTMENT COMPANIES
iShares iBoxx USD High Yield Corporate Bond ETF (E)	GSC	3M LIBOR +0.00% (Q)	06/20/19	2,100	—	(62)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/PPM America Long Short Credit Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.2%
BX Trust
Series 2018-A-IND, 3.21%, (1M USD LIBOR + 0.75%), 10/15/20 (a) (b)	1,498	1,483
CCG Receivables Trust
Series 2018-A1-2, 2.47%, 08/14/19 (b)	582	581
Series 2018-A2-1, 2.50%, 02/14/21 (b)	315	313
Dell Equipment Finance Trust
Series 2018-A2A-1, 2.97%, 10/22/20 (b)	287	287
Series 2017-A3-2, 2.19%, 10/24/22 (b)	194	193
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 2.82%, (1M USD LIBOR + 0.32%), 02/25/20 (a)	774	772
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (b)	490	492
Prestige Auto Receivables Trust
Series 2018-A1-1A, 2.53%, 10/15/19 (b)	496	496
Santander Retail Auto Lease Trust
Series 2018-A2B-A, REMIC, 2.74%, (1M USD LIBOR + 0.27%), 01/20/20 (a) (b)	974	973
Other Securities		3,186
Total Non-U.S. Government Agency Asset-Backed Securities (cost $8,822)		8,776
CORPORATE BONDS AND NOTES 68.7%
Communication Services 4.7%
CCO Holdings LLC
5.13%, 05/01/27 (b)	223	208
Charter Communications Operating LLC
4.91%, 07/23/25	295	293
6.83%, 10/23/55	70	71
Comcast Corp.
4.15%, 10/15/28 (c)	159	162
4.60%, 10/15/38 (c)	212	214
4.95%, 10/15/58 (c)	165	169
Numericable - SFR SA
7.38%, 05/01/26 (b)	191	175
Sprint Corp.
7.13%, 06/15/24	125	124
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	208	205
Other Securities		2,077
		3,698
Consumer Discretionary 4.3%
American Axle & Manufacturing Inc.
6.50%, 04/01/27	247	222
Dollar Tree Inc.
3.15%, (3M USD LIBOR + 0.70%), 04/17/20 (a)	825	820
Sands China Ltd.
5.13%, 08/08/25 (b) (d)	199	197
5.40%, 08/08/28 (b) (d)	339	327
Other Securities		1,826
		3,392
Consumer Staples 5.4%
BAT Capital Corp.
3.20%, (3M USD LIBOR + 0.59%), 08/14/20 (a)	937	927
4.39%, 08/15/37	312	256
JBS Investments GmbH
7.25%, 04/03/24 (b)	98	99
JBS Investments II GmbH
7.00%, 01/15/26 (b)	200	197
JBS USA Lux SA
6.75%, 02/15/28 (b)	176	172
Kraft Heinz Foods Co.
3.19%, (3M USD LIBOR + 0.57%), 02/10/21 (a)	650	647
3.95%, 07/15/25 (c)	179	175
Pilgrim's Pride Corp.
5.88%, 09/30/27 (b)	159	145
Reynolds American Inc.
4.45%, 06/12/25	543	524
Other Securities		1,108
		4,250
	Shares/Par[1]	Value ($)
Energy 9.7%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	156	155
5.13%, 06/30/27	367	346
Petroleos Mexicanos
6.50%, 01/23/29	171	159
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	165	171
4.20%, 03/15/28	324	309
Southwestern Energy Co.
7.75%, 10/01/27	1,250	1,191
Summit Midstream Holdings LLC
5.75%, 04/15/25	166	150
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (e)	472	436
Transocean Pontus Ltd.
6.13%, 08/01/25 (b)	52	50
Transocean Proteus Ltd.
6.25%, 12/01/24 (b)	387	374
Other Securities		4,218
		7,559
Financials 18.5%
Athene Global Funding
3.63%, (3M USD LIBOR + 1.23%), 07/01/22 (a) (b) (c)	1,000	1,004
Athene Holding Ltd.
4.13%, 01/12/28 (c)	225	204
Bank of America Corp.
3.13%, (3M USD LIBOR + 0.66%), 07/21/21 (a) (c)	250	249
3.49%, (3M USD LIBOR + 1.00%), 04/24/23 (a) (c)	250	247
3.55%, 03/05/24 (c)	178	176
4.00%, 01/22/25 (c)	154	150
4.25%, 10/22/26 (c)	305	297
BMW US Capital LLC
2.79%, (3M USD LIBOR + 0.38%), 04/06/20 (a) (b) (c)	630	627
Capital One Financial Corp.
3.38%, (3M USD LIBOR + 0.76%), 05/12/20 (a)	630	629
3.75%, 03/09/27	273	254
3.80%, 01/31/28	241	222
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (e)	252	234
3.45%, (3M USD LIBOR + 0.96%), 04/25/22 (a)	412	407
4.45%, 09/29/27 (c)	405	390
3.89%, 01/10/28 (a) (c)	249	240
Goldman Sachs Group Inc.
3.55%, (3M USD LIBOR + 0.73%), 12/27/20 (a)	637	634
3.00%, 04/26/22	64	62
2.91%, 07/24/23 (c)	31	30
4.00%, 03/03/24 (c)	73	72
4.22%, 05/01/29 (c)	186	180
Hexion US Finance Corp.
6.63%, 04/15/20	187	149
HSBC Holdings Plc
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (a)	440	428
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (e)	336	333
4.02%, 12/05/24 (c)	323	325
3.78%, 02/01/28 (a) (c)	106	103
4.20%, 07/23/29 (c)	95	95
4.45%, 12/05/29 (c)	132	134
JPMorgan Chase Bank NA
2.97%, (3M USD LIBOR + 0.23%), 09/01/20 (a)	840	840
3.51%, 01/23/29 (c)	80	76
Morgan Stanley
3.40%, (3M USD LIBOR + 0.93%), 07/22/22 (a)	175	173
4.10%, 05/22/23	502	504
4.35%, 09/08/26 (c)	201	195
3.63%, 01/20/27 (c)	150	143
Other Securities		4,669
		14,475

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Health Care 6.9%
Becton Dickinson & Co.
3.68%, (3M USD LIBOR + 0.88%), 12/29/20 (a)	825	818
3.36%, 06/06/24	315	302
CVS Health Corp.
4.30%, 03/25/28 (c)	202	198
4.78%, 03/25/38	130	125
5.05%, 03/25/48	316	309
HCA Inc.
4.25%, 10/15/19	702	701
Lifepoint Health Inc.
9.75%, 12/01/26 (b)	300	286
Watson Pharmaceuticals Inc.
3.25%, 10/01/22 (c)	504	491
Other Securities		2,171
		5,401
Industrials 5.8%
AECOM
5.13%, 03/15/27	970	830
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (c) (e) (f)	1,046	805
Mexico City Airport Trust
5.50%, 07/31/47 (f) (g)	80	71
Westinghouse Air Brake Technologies Corp.
3.84%, (3M USD LIBOR + 1.05%), 09/15/21 (a)	630	629
Other Securities		2,234
		4,569
Information Technology 1.3%
Other Securities		1,029
Materials 6.6%
Anglo American Capital Plc
4.75%, 04/10/27 (b)	239	228
4.50%, 03/15/28 (b)	477	445
Berry Global Inc.
4.50%, 02/15/26 (b)	289	266
CF Industries Inc.
3.40%, 12/01/21 (b)	294	287
4.50%, 12/01/26 (b)	475	465
Freeport-McMoRan Inc.
4.55%, 11/14/24	463	429
5.40%, 11/14/34	203	161
Hexion Inc.
10.38%, 02/01/22 (b)	127	100
Martin Marietta Materials Inc.
3.33%, (3M USD LIBOR + 0.65%), 05/22/20 (a)	550	546
Other Securities		2,257
		5,184
Real Estate 0.6%
Other Securities		437
Utilities 4.9%
Sempra Energy
2.94%, (3M USD LIBOR + 0.50%), 01/15/21 (a)	675	664
Other Securities		3,172
		3,836
Total Corporate Bonds And Notes (cost $56,709)		53,830
SENIOR LOAN INTERESTS 19.2%
Communication Services 1.6%
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (a)	268	255
Other Securities		986
		1,241
Consumer Discretionary 6.6%
American Axle & Manufacturing Inc.
Term Loan B, 4.74%, (3M LIBOR + 2.25%), 03/10/24 (a)	112	106
Term Loan B, 4.76%, (3M LIBOR + 2.25%), 03/10/24 (a)	165	156
Caesars Entertainment Operating Co.
Term Loan, 4.34%, (3M LIBOR + 2.00%), 04/03/24 (a)	312	296
	Shares/Par[1]	Value ($)
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (a)	367	351
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (a)	367	351
Numericable Group SA
Term Loan B-11, 5.09%, (3M LIBOR + 2.75%), 07/31/25 (a)	490	447
Seminole Hard Rock Entertainment Inc.
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 05/15/20 (a)	513	505
Other Securities		2,967
		5,179
Consumer Staples 1.4%
JBS USA LLC
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (a)	394	378
Other Securities		750
		1,128
Energy 1.6%
Other Securities		1,229
Health Care 2.8%
Other Securities		2,220
Industrials 0.7%
Other Securities		518
Information Technology 1.3%
Other Securities		973
Materials 1.8%
Berry Global Inc.
Term Loan S, 4.14%, (3M LIBOR + 1.75%), 02/02/20 (a)	260	256
Other Securities		1,115
		1,371
Real Estate 0.3%
Other Securities		265
Utilities 1.1%
Calpine Corp.
Term Loan B-8, 4.10%, (3M LIBOR + 1.75%), 12/26/19 (a)	753	745
Other Securities		140
		885
Total Senior Loan Interests (cost $15,837)		15,009
GOVERNMENT AND AGENCY OBLIGATIONS 0.4%
Sovereign 0.4%
Mexico Government International Bond
3.75%, 01/11/28	363	341
Total Government And Agency Obligations (cost $349)		341
OTHER EQUITY INTERESTS 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.2%
Energy 0.2%
Other Securities		125
Total Common Stocks (cost $695)		125
INVESTMENT COMPANIES 3.1%
SPDR Barclays High Yield Bond ETF (c)	70	2,355
Other Securities		107
Total Investment Companies (cost $2,840)		2,462
SHORT TERM INVESTMENTS 5.6%
Investment Companies 5.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (h) (i)	4,399	4,399
Total Short Term Investments (cost $4,399)		4,399
Total Investments 108.4% (cost $89,651)		84,942
Total Securities Sold Short (9.4)% (proceeds $7,735)		(7,397)
Other Derivative Instruments 0.1%		42
Other Assets and Liabilities, Net 0.9%		752
Total Net Assets 100.0%		78,339

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $27,558 and 35.2%, respectively.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (9.4%)
CORPORATE BONDS AND NOTES (9.4%)
Consumer Discretionary (3.1%)
AutoZone Inc.
3.25%, 04/15/25	(1,050)	(998)
Harley-Davidson Inc.
3.50%, 07/28/25	(1,500)	(1,432)
		(2,430)
Energy (1.3%)
Southwestern Energy Co.
6.20%, 01/23/25 (a)	(1,124)	(1,015)
Industrials (1.5%)
AECOM
5.88%, 10/15/24	(1,200)	(1,190)
	Shares/Par[1]	Value ($)
Information Technology (0.9%)
Intel Corp.
4.10%, 05/11/47	(700)	(692)
Materials (1.3%)
International Paper Co.
3.00%, 02/15/27	(1,100)	(1,006)
Real Estate (1.3%)
Simon Property Group LP
3.30%, 01/15/26	(1,100)	(1,064)
Total Corporate Bonds And Notes (proceeds $7,735)		(7,397)
Total Securities Sold Short (9.4%) (proceeds $7,735)		(7,397)

(a) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
High Ridge Brands Co., 8.88%, 03/15/25	03/20/17	91	40	—
Mexico City Airport Trust, 5.50%, 07/31/47	09/14/17	80	71	0.1
		171	111	0.1

JNL/PPM America Long Short Credit Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	9	March 2019	1,253	4	61
U.S. Treasury Note, 10-Year	(198)	March 2019	(23,651)	(78)	(508)
U.S. Treasury Note, 2-Year	(12)	March 2019	(2,532)	(2)	(16)
U.S. Treasury Note, 5-Year	(73)	March 2019	(8,245)	(20)	(127)
Ultra 10-Year U.S. Treasury Note	13	March 2019	1,638	6	53
Ultra Long Term U.S. Treasury Bond	(29)	March 2019	(4,420)	(17)	(239)
				(107)	(776)

JNL/PPM America Long Short Credit Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.IG.31 (Q)	1.00	12/20/23	8,700	(48)	(2)	87

Credit default swap agreements - sell protection[4]
CDX.NA.HY.31 (Q)	5.00	12/20/23	(800)	16	1	(26)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/PPM America Long Short Credit Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
Capital One Financial Corp. (Q)	JPM	N/A	1.00	12/20/23	2,500	(78)	(86)	8
L Brands Inc. (Q)	JPM	N/A	1.00	12/20/23	2,000	208	200	8
Marriott International (Q)	CGM	N/A	1.00	12/20/23	2,500	(29)	(62)	33
Quest Diagnostics Inc. (Q)	JPM	N/A	1.00	12/20/23	2,000	(21)	(60)	39
Viacom Inc. (Q)	CGM	N/A	1.00	12/20/23	1,500	29	2	27
					10,500	109	(6)	115
Credit default swap agreements - sell protection[4]
Citigroup Inc. (Q)	JPM	0.82	1.00	12/20/23	(2,500)	21	61	(40)
Host Hotels & Resorts LP (Q)	CGM	0.83	1.00	12/20/23	(2,500)	20	50	(30)
					(5,000)	41	111	(70)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Capital Appreciation Fund *
COMMON STOCKS 66.1%
Communication Services 3.9%
Alphabet Inc. - Class A (a) (b)	15	15,597
Alphabet Inc. - Class C (a) (b)	67	69,742
Facebook Inc. - Class A (a) (b)	378	49,526
		134,865
Consumer Discretionary 6.8%
Amazon.com Inc. (a) (b)	65	97,015
Aptiv Plc	465	28,627
Lear Corp.	205	25,133
Magna International Inc.	562	25,528
Yum! Brands Inc. (b)	224	20,608
Other Securities		41,936
		238,847
Consumer Staples 0.4%
Other Securities		12,460
Energy 1.1%
Enterprise Products Partners LP (b)	1,037	25,500
Other Securities		14,596
		40,096
Financials 7.8%
Intercontinental Exchange Inc. (b)	443	33,379
Marsh & McLennan Cos. Inc.	1,534	122,318
PNC Financial Services Group Inc. (b)	417	48,794
S&P Global Inc.	395	67,043
		271,534
Health Care 14.7%
Abbott Laboratories (b)	552	39,953
Anthem Inc. (b)	152	39,961
Becton Dickinson & Co.	345	77,694
Danaher Corp.	1,010	104,129
PerkinElmer Inc.	1,428	112,171
Thermo Fisher Scientific Inc. (b)	353	79,033
UnitedHealth Group Inc. (b)	249	62,065
		515,006
Industrials 7.8%
Equifax Inc.	394	36,690
Fortive Corp.	924	62,503
General Electric Co.	7,328	55,475
Republic Services Inc.	356	25,696
Roper Industries Inc.	196	52,263
Waste Connections Inc.	559	41,500
		274,127
Information Technology 16.3%
Fidelity National Information Services Inc.	843	86,475
Fiserv Inc. (a)	1,185	87,117
Intuit Inc. (b)	130	25,599
Maxim Integrated Products Inc.	845	42,976
Microsoft Corp. (b)	1,064	108,101
TE Connectivity Ltd.	561	42,401
Texas Instruments Inc. (b)	793	74,890
Visa Inc. - Class A (b)	598	78,860
Other Securities		24,359
		570,778
Real Estate 1.2%
American Tower Corp. (b)	264	41,799
Utilities 6.1%
American Electric Power Co. Inc. (b)	576	43,027
DTE Energy Co.	199	21,915
Duke Energy Corp. (b)	217	18,700
Eversource Energy	286	18,607
NextEra Energy Inc. (b)	124	21,480
NiSource Inc.	1,991	50,473
Xcel Energy Inc.	796	39,239
		213,441
Total Common Stocks (cost $2,272,952)		2,312,953
	Shares/Par[1]	Value ($)
TRUST PREFERREDS 0.1%
Utilities 0.1%
Other Securities		3,201
Total Trust Preferreds (cost $4,074)		3,201
PREFERRED STOCKS 3.8%
Financials 1.6%
Wells Fargo & Co. - Series L, 7.50% (c) (d)	36	45,343
Other Securities		12,180
		57,523
Health Care 1.0%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (d)	586	33,796
Industrials 0.2%
Fortive Corp. - Series A, 5.00%, 07/01/21 (d)	10	8,707
Utilities 1.0%
DTE Energy Co., 5.25%, (callable at 25 beginning 12/01/22)	205	4,561
Duke Energy Corp., 6.63%, 09/15/78 (e)	280	6,664
NextEra Energy Inc., 6.12%, 09/01/19 (d)	57	3,292
NiSource Inc., 6.50%, (callable at 25 beginning 03/15/24) (a) (c) (e)	300	7,512
Other Securities		11,531
		33,560
Total Preferred Stocks (cost $134,765)		133,586
INVESTMENT COMPANIES 0.0%
T. Rowe Price Institutional Floating Rate Fund (f)	121	1,159
Total Investment Companies (cost $1,239)		1,159
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.3%
Other Securities		10,052
Total Non-U.S. Government Agency Asset-Backed Securities (cost $10,097)		10,052
CORPORATE BONDS AND NOTES 18.3%
Communication Services 5.8%
CCO Holdings LLC
5.25%, 03/15/21	650	650
5.75%, 01/15/24	7,170	7,120
5.13%, 05/01/27 (g)	19,616	18,259
5.00%, 02/01/28 (g)	21,339	19,632
Charter Communications Operating LLC
3.58%, 07/23/20	2,525	2,523
Netflix Inc.
5.88%, 02/15/25	6,425	6,494
4.38%, 11/15/26 (e)	16,610	15,169
4.88%, 04/15/28	30,597	27,921
5.88%, 11/15/28 (e) (g)	28,915	28,142
6.38%, 05/15/29 (g)	20,815	20,655
Other Securities		55,507
		202,072
Consumer Discretionary 2.5%
Amazon.com Inc.
2.60%, 12/05/19	3,865	3,859
KFC Holding Co.
5.00%, 06/01/24 (g)	4,035	3,897
5.25%, 06/01/26 (g)	5,150	4,980
4.75%, 06/01/27 (g)	12,850	11,963
Yum! Brands Inc.
5.30%, 09/15/19	1,910	1,919
3.88%, 11/01/20	5,185	5,114
3.75%, 11/01/21	10,046	9,802
3.88%, 11/01/23	4,190	3,927
6.88%, 11/15/37	3,355	3,292
5.35%, 11/01/43	6,035	5,041
Other Securities		32,565
		86,359
Consumer Staples 1.1%
Other Securities		38,681
Energy 0.2%
Enterprise Products Operating LLC
3.50%, 02/01/22	2,960	2,966

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Other Securities		2,271
		5,237
Financials 2.2%
Marsh & McLennan Cos. Inc.
2.35%, 03/06/20	440	436
2.75%, 01/30/22	1,090	1,067
3.30%, 03/14/23	1,205	1,191
PNC Financial Services Group Inc.
5.00%, (callable at 100 beginning 11/01/26) (c)	9,685	8,947
Other Securities		66,034
		77,675
Health Care 1.6%
Becton Dickinson & Co.
2.68%, 12/15/19	854	846
3.77%, (3M USD LIBOR + 1.03%), 06/06/22 (h)	2,765	2,765
3.36%, 06/06/24	6,350	6,090
Other Securities		47,278
		56,979
Industrials 0.6%
Fortive Corp.
1.80%, 06/15/19	13	13
Roper Technologies Inc.
3.65%, 09/15/23	3,380	3,375
4.20%, 09/15/28	3,050	2,993
Waste Connections Inc.
4.25%, 12/01/28	1,460	1,488
Other Securities		14,755
		22,624
Information Technology 0.9%
Fiserv Inc.
2.70%, 06/01/20	4,825	4,785
3.80%, 10/01/23 (i)	2,100	2,109
4.20%, 10/01/28 (i)	2,100	2,098
Refinitiv US Holdings Inc.
6.25%, 05/15/26 (g)	5,023	4,834
8.25%, 11/15/26 (g)	6,250	5,711
Other Securities		11,672
		31,209
Materials 0.7%
Other Securities		25,904
Real Estate 1.0%
American Tower Corp.
3.30%, 02/15/21	4,075	4,054
Other Securities		31,864
		35,918
Utilities 1.7%
American Electric Power Co. Inc.
3.65%, 12/01/21	720	725
4.30%, 12/01/28	2,605	2,654
DTE Energy Co.
3.70%, 08/01/23	1,685	1,674
3.80%, 03/15/27	8,275	8,086
Eversource Energy
2.75%, 03/15/22	2,725	2,666
3.80%, 12/01/23	1,160	1,172
2.90%, 10/01/24	2,250	2,156
3.30%, 01/15/28	2,772	2,620
4.25%, 04/01/29	1,875	1,911
NiSource Inc.
5.65%, (callable at 100 begininng 06/15/23) (c) (e) (g)	4,655	4,259
3.49%, 05/15/27	8,385	8,044
4.38%, 05/15/47	4,580	4,247
NSTAR Electric Co.
3.20%, 05/15/27	3,215	3,138
Xcel Energy Inc.
4.00%, 06/15/28	2,620	2,647
Other Securities		12,716
		58,715
Total Corporate Bonds And Notes (cost $659,412)		641,373
	Shares/Par[1]	Value ($)
SENIOR LOAN INTERESTS 2.5%
Communication Services 0.2%
Other Securities		5,052
Consumer Discretionary 0.2%
Other Securities		5,976
Energy 0.1%
Other Securities		4,320
Financials 0.8%
HUB International Ltd.
Term Loan B, 5.24%, (3M LIBOR + 2.75%), 04/25/25 (h)	29,443	27,741
Other Securities		1,783
		29,524
Health Care 0.2%
Other Securities		7,537
Industrials 0.3%
Other Securities		10,451
Information Technology 0.7%
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (h)	15,520	14,744
Other Securities		10,306
		25,050
Materials 0.0%
Other Securities		1,192
Total Senior Loan Interests (cost $93,605)		89,102
GOVERNMENT AND AGENCY OBLIGATIONS 4.7%
Sovereign 2.4%
Kreditanstalt fur Wiederaufbau
2.88%, 04/03/28 (e)	84,125	84,525
U.S. Treasury Securities 2.3%
U.S. Treasury Note
2.25%, 11/15/27	82,375	79,595
Total Government And Agency Obligations (cost $161,735)		164,120
SHORT TERM INVESTMENTS 6.3%
Investment Companies 3.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (f) (j)	5,165	5,165
T. Rowe Price Government Reserve Fund, 2.40% (f) (j)	124,990	124,990
		130,155
Securities Lending Collateral 2.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (f) (j)	88,801	88,801
Total Short Term Investments (cost $218,956)		218,956
Total Investments 102.1% (cost $3,556,835)		3,574,502
Other Derivative Instruments (0.3)%		(10,779)
Other Assets and Liabilities, Net (1.8)%		(64,031)
Total Net Assets 100.0%		3,499,692

(a) Non-income producing security.

(b) All or a portion of the security is subject to a written call option.

(c) Perpetual security. Next contractual call date presented, if applicable.

(d) Convertible security.

(e) All or portion of the security was on loan.

(f) Investment in affiliate.

(g) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $234,600 and 6.7%, respectively.

(h) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(i) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
T. Rowe Price Institutional Floating Rate Fund	1,157	58	—	59	—	(56)	1,159	—

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Institutional Shareholder Services Inc., 1st Lien Term Loan, 6.14%, 09/20/24	01/17/18	417	406	—
Institutional Shareholder Services Inc., Delayed Draw Term Loan, 6.52%, 10/04/24	05/29/18	38	37	—
Institutional Shareholder Services Inc., Delayed Draw Term Loan, 8.00%, 10/04/24	03/08/18	—	—	—
Trans Union LLC, Term Loan A-2, 4.09%, 08/09/22	10/08/18	6,353	6,117	0.2
US Airways Pass-Through Trust, Series 2012-B-2, 6.75%, 06/03/21	04/26/17	132	132	—
		6,940	6,692	0.2

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Abbott Laboratories	CGM	Call	67.50	01/18/19	997	(529)
Abbott Laboratories	CGM	Call	65.00	01/18/19	1,209	(888)
Abbott Laboratories	DUB	Call	67.50	01/18/19	441	(234)
Alphabet Inc. - Class A	CGM	Call	1,260.00	01/18/19	19	—
Alphabet Inc. - Class A	CGM	Call	1,200.00	01/18/19	70	(2)
Alphabet Inc. - Class A	CSI	Call	1,200.00	01/18/19	23	(1)
Alphabet Inc. - Class C	CGM	Call	1,260.00	01/18/19	49	(1)
Alphabet Inc. - Class C	CGM	Call	1,200.00	01/18/19	47	(1)
Alphabet Inc. - Class C	CGM	Call	1,400.00	01/17/20	40	(96)
Alphabet Inc. - Class C	CGM	Call	1,500.00	01/17/20	41	(54)
Alphabet Inc. - Class C	CGM	Call	1,340.00	01/17/20	40	(136)
Alphabet Inc. - Class C	CGM	Call	1,300.00	01/17/20	50	(189)
Alphabet Inc. - Class C	CSI	Call	1,200.00	01/18/19	48	(2)
Amazon.com Inc.	CGM	Call	2,000.00	01/18/19	44	—
Amazon.com Inc.	CGM	Call	2,300.00	01/17/20	44	(138)
Amazon.com Inc.	CSI	Call	2,700.00	01/17/20	21	(23)
Amazon.com Inc.	CSI	Call	2,600.00	01/17/20	21	(31)
Amazon.com Inc.	CSI	Call	2,500.00	01/17/20	20	(40)
American Electric Power Co. Inc.	CGM	Call	85.00	01/17/20	336	(54)
American Electric Power Co. Inc.	CGM	Call	82.50	01/17/20	336	(74)
American Tower Corp.	CSI	Call	155.00	01/18/19	258	(137)
American Tower Corp.	CSI	Call	170.00	01/17/20	265	(252)
American Tower Corp.	CSI	Call	175.00	01/17/20	265	(205)
American Tower Corp.	JPM	Call	165.00	01/18/19	236	(20)
American Tower Corp.	JPM	Call	155.00	01/18/19	280	(149)
American Tower Corp.	JPM	Call	160.00	01/18/19	236	(59)
Anthem Inc.	CGM	Call	270.00	01/18/19	288	(94)
Anthem Inc.	CGM	Call	260.00	01/18/19	114	(92)
Anthem Inc.	CGM	Call	310.00	01/17/20	124	(112)
Anthem Inc.	CGM	Call	300.00	01/17/20	124	(150)
Apple Inc.	CSI	Call	200.00	01/18/19	633	(1)
Booking Holdings Inc.	CGM	Call	2,300.00	01/18/19	29	—
Booking Holdings Inc.	CGM	Call	2,000.00	01/18/19	14	(2)
Booking Holdings Inc.	CGM	Call	1,900.00	01/18/19	14	(6)
Booking Holdings Inc.	CGM	Call	2,200.00	01/17/20	15	(98)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Booking Holdings Inc.	CGM	Call	2,100.00	01/17/20	15	(139)
Booking Holdings Inc.	CGM	Call	2,125.00	01/17/20	15	(127)
Duke Energy Corp.	GSC	Call	90.00	01/17/20	811	(325)
Duke Energy Corp.	GSC	Call	85.00	01/17/20	810	(526)
Duke Energy Corp.	MLP	Call	100.00	01/17/20	472	(68)
Enterprise Products Partners LP	CGM	Call	30.00	01/18/19	2,612	—
Facebook Inc. - Class A	CGM	Call	200.00	01/18/19	167	—
Facebook Inc. - Class A	CGM	Call	180.00	01/18/19	447	—
Intercontinental Exchange Inc.	CGM	Call	80.00	01/18/19	965	(14)
Intuit Inc.	GSC	Call	260.00	01/17/20	37	(19)
Intuit Inc.	GSC	Call	270.00	01/17/20	38	(13)
Intuit Inc.	JPM	Call	190.00	01/18/19	406	(412)
Mastercard Inc. - Class A	GSC	Call	185.00	01/18/19	251	(199)
Mastercard Inc. - Class A	GSC	Call	180.00	01/18/19	252	(291)
McDonald's Corp.	CGM	Call	200.00	01/17/20	241	(145)
McDonald's Corp.	CGM	Call	195.00	01/17/20	241	(179)
McDonald's Corp.	CSI	Call	200.00	01/17/20	96	(58)
McDonald's Corp.	CSI	Call	195.00	01/17/20	97	(72)
Microsoft Corp.	CGM	Call	125.00	01/17/20	352	(141)
Microsoft Corp.	CGM	Call	130.00	01/17/20	353	(106)
Microsoft Corp.	CGM	Call	135.00	01/17/20	353	(80)
Microsoft Corp.	DUB	Call	110.00	01/18/19	1,515	(68)
Microsoft Corp.	JPM	Call	105.00	01/18/19	289	(49)
Microsoft Corp.	JPM	Call	100.00	01/18/19	743	(314)
Microsoft Corp.	JPM	Call	110.00	01/18/19	289	(13)
Microsoft Corp.	RBC	Call	110.00	01/18/19	383	(17)
Microsoft Corp.	RBC	Call	105.00	01/18/19	383	(64)
NextEra Energy Inc.	CSI	Call	200.00	01/17/20	969	(354)
PNC Financial Services Group Inc.	CGM	Call	180.00	01/18/19	60	—
PNC Financial Services Group Inc.	CGM	Call	130.00	01/18/19	1,140	(10)
PNC Financial Services Group Inc.	CSI	Call	165.00	01/18/19	587	—
Texas Instruments Inc.	GSC	Call	130.00	01/18/19	442	—
Texas Instruments Inc.	GSC	Call	125.00	01/18/19	442	—
Texas Instruments Inc.	GSC	Call	130.00	01/17/20	69	(10)
Thermo Fisher Scientific Inc.	BOA	Call	230.00	01/18/19	2	(1)
Thermo Fisher Scientific Inc.	BOA	Call	240.00	01/18/19	2	—
Thermo Fisher Scientific Inc.	MLP	Call	240.00	01/18/19	228	(13)
Thermo Fisher Scientific Inc.	MLP	Call	230.00	01/18/19	227	(65)
UnitedHealth Group Inc.	CGM	Call	260.00	01/18/19	89	(26)
UnitedHealth Group Inc.	CGM	Call	270.00	01/18/19	270	(24)
UnitedHealth Group Inc.	CGM	Call	300.00	01/17/20	228	(203)
UnitedHealth Group Inc.	CGM	Call	290.00	01/17/20	131	(146)
UnitedHealth Group Inc.	GSC	Call	270.00	01/18/19	378	(35)
UnitedHealth Group Inc.	GSC	Call	260.00	01/18/19	63	(18)
UnitedHealth Group Inc.	GSC	Call	290.00	01/17/20	83	(92)
Visa Inc. - Class A	CGM	Call	120.00	01/18/19	292	(372)
Visa Inc. - Class A	CGM	Call	125.00	01/18/19	309	(261)
Visa Inc. - Class A	CGM	Call	150.00	01/18/19	1,171	(6)
Visa Inc. - Class A	CGM	Call	105.00	01/18/19	96	(253)
Visa Inc. - Class A	CGM	Call	110.00	01/18/19	96	(212)
Visa Inc. - Class A	CGM	Call	115.00	01/18/19	95	(164)
Visa Inc. - Class A	CSI	Call	140.00	01/18/19	553	(50)
Visa Inc. - Class A	CSI	Call	135.00	01/18/19	567	(128)
Visa Inc. - Class A	CSI	Call	160.00	01/17/20	434	(195)
Visa Inc. - Class A	CSI	Call	165.00	01/17/20	170	(60)
Visa Inc. - Class A	CSI	Call	150.00	01/17/20	262	(194)
Visa Inc. - Class A	CSI	Call	155.00	01/17/20	262	(151)
Yum! Brands Inc.	CGM	Call	95.00	01/18/19	639	(43)
Yum! Brands Inc.	CGM	Call	100.00	01/17/20	482	(230)
Yum! Brands Inc.	CGM	Call	105.00	01/17/20	482	(154)
						(10,779)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/The Boston Company Equity Income Fund
COMMON STOCKS 98.6%
Communication Services 9.4%
AT&T Inc.	284	8,115
Comcast Corp. - Class A (a)	130	4,428
Omnicom Group Inc. (a)	53	3,882
Verizon Communications Inc.	139	7,791
		24,216
Consumer Discretionary 2.1%
General Motors Co.	69	2,301
Las Vegas Sands Corp.	62	3,230
		5,531
Consumer Staples 4.2%
Coca-Cola European Partners Plc	24	1,102
Colgate-Palmolive Co.	45	2,657
ConAgra Brands Inc.	166	3,549
Kraft Heinz Foods Co.	24	1,033
PepsiCo Inc.	22	2,401
		10,742
Energy 11.1%
Anadarko Petroleum Corp.	81	3,533
Apergy Corp. (b)	46	1,258
Hess Corp. (a)	74	2,979
Marathon Petroleum Corp.	123	7,266
Occidental Petroleum Corp.	78	4,800
Phillips 66	57	4,911
Schlumberger Ltd.	49	1,765
Valero Energy Corp.	27	2,008
		28,520
Financials 28.7%
American Express Co.	18	1,753
American International Group Inc.	85	3,341
Ameriprise Financial Inc.	22	2,262
Assurant Inc.	20	1,794
Bank of America Corp.	324	7,982
Berkshire Hathaway Inc. - Class B (b)	50	10,280
Capital One Financial Corp.	22	1,640
Citigroup Inc.	111	5,784
Goldman Sachs Group Inc.	18	2,940
Hartford Financial Services Group Inc.	64	2,833
JPMorgan Chase & Co.	123	11,980
LPL Financial Holdings Inc.	31	1,887
Morgan Stanley	96	3,828
Raymond James Financial Inc.	21	1,581
U.S. Bancorp	104	4,775
Voya Financial Inc.	77	3,102
Wells Fargo & Co.	137	6,299
		74,061
Health Care 13.6%
Abbott Laboratories	57	4,125
CVS Health Corp.	61	3,972
HCA Healthcare Inc.	14	1,793
Humana Inc.	5	1,519
McKesson Corp.	11	1,226
Medtronic Plc	57	5,187
Merck & Co. Inc.	109	8,342
Pfizer Inc.	125	5,447
Quest Diagnostics Inc.	16	1,347
UnitedHealth Group Inc.	8	2,107
		35,065
Industrials 7.2%
Delta Air Lines Inc.	88	4,384
General Electric Co.	242	1,831
Harris Corp. (a)	14	1,857
Honeywell International Inc.	27	3,539
Raytheon Co.	15	2,373
United Technologies Corp.	43	4,549
		18,533
Information Technology 10.6%
Broadcom Inc.	10	2,565
Cisco Systems Inc.	203	8,808
	Shares/Par[1]	Value ($)
Corning Inc.	127	3,827
International Business Machines Corp.	32	3,656
Oracle Corp.	45	2,043
QUALCOMM Inc.	69	3,937
Texas Instruments Inc.	28	2,623
		27,459
Materials 8.9%
CF Industries Holdings Inc.	124	5,415
DowDuPont Inc.	71	3,794
Freeport-McMoRan Inc. - Class B	151	1,556
Martin Marietta Materials Inc.	22	3,803
Mosaic Co.	131	3,813
Vulcan Materials Co. (a)	46	4,519
		22,900
Real Estate 1.9%
Lamar Advertising Co. - Class A	38	2,649
Outfront Media Inc.	123	2,221
		4,870
Utilities 0.9%
PPL Corp.	79	2,234
Total Common Stocks (cost $273,810)		254,131
SHORT TERM INVESTMENTS 5.0%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (c) (d)	2,299	2,299
Securities Lending Collateral 4.1%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (c) (d)	10,496	10,496
Total Short Term Investments (cost $12,795)		12,795
Total Investments 103.6% (cost $286,605)		266,926
Other Assets and Liabilities, Net (3.6)%		(9,319)
Total Net Assets 100.0%		257,607

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/The London Company Focused U.S. Equity Fund
COMMON STOCKS 96.0%
Consumer Discretionary 16.1%
Carnival Plc	53	2,592
Dollar Tree Inc. (a)	45	4,087
Mohawk Industries Inc. (a)	16	1,809
Penske Automotive Group Inc.	64	2,576
Tiffany & Co.	39	3,163
		14,227
Consumer Staples 9.5%
Altria Group Inc.	52	2,575
Lamb Weston Holdings Inc.	79	5,806
		8,381
Financials 21.3%
Berkshire Hathaway Inc. - Class B (a)	38	7,781
BlackRock Inc.	10	4,058
Cincinnati Financial Corp.	9	682
MBIA Inc. (a)	315	2,806
Wells Fargo & Co.	74	3,421
		18,748
Health Care 4.9%
Johnson & Johnson	33	4,305
Industrials 21.0%
General Dynamics Corp.	22	3,507
Norfolk Southern Corp.	37	5,561
Old Dominion Freight Line Inc.	32	3,907
Southwest Airlines Co.	49	2,271
USG Corp.	77	3,283
		18,529
Information Technology 12.0%
Apple Inc.	27	4,324
Citrix Systems Inc.	39	3,966
Versum Materials Inc.	84	2,321
		10,611
Materials 8.2%
Martin Marietta Materials Inc.	23	3,962
NewMarket Corp.	8	3,229
		7,191
Real Estate 3.0%
STORE Capital Corp.	92	2,600
Total Common Stocks (cost $74,143)		84,592
SHORT TERM INVESTMENTS 4.1%
Investment Companies 4.1%
JNL Government Money Market Fund - Institutional Class, 2.31% (b) (c)	3,583	3,583
Total Short Term Investments (cost $3,583)		3,583
Total Investments 100.1% (cost $77,726)		88,175
Other Assets and Liabilities, Net (0.1)%		(51)
Total Net Assets 100.0%		88,124

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/VanEck International Gold Fund (a)
COMMON STOCKS 98.5%
Materials 98.5%
Agnico-Eagle Mines Ltd.	56	2,272
Alamos Gold Inc. - Class A (b)	226	813
Allegiant Gold Ltd. (c) (d)	239	54
Argonaut Gold Inc. (b) (c)	297	340
Auryn Resources Inc. (c)	120	110
B2Gold Corp. (b) (c)	1,354	3,952
Barrick Gold Corp. (b)	161	2,180
Bear Creek Mining Corp. (c)	311	237
Bellevue Gold Ltd. (b) (c)	796	230
BonTerra Resources Inc. (c) (e) (f) (g)	61	110
BonTerra Resources Inc. (c) (f)	205	388
Cardinal Resources Ltd. (b) (c)	1,667	504
Columbus Gold Corp. (c)	543	80
Continental Gold Inc. (b) (c)	621	1,024
Corvus Gold Inc. (c)	570	1,099
Eastmain Resources Inc. (b) (c)	633	77
Endeavour Mining Corp. (b) (c)	19	310
Evolution Mining Ltd.	1,228	3,164
First Mining Gold Corp. (c)	342	61
Fresnillo Plc	76	840
Gold Fields Ltd. - ADR	35	123
Gold Road Resources Ltd. (b) (c)	2,523	1,159
Gold Standard Ventures Corp. (c)	157	197
Goldcorp Inc.	123	1,202
Golden Star Resources Ltd. (c)	85	268
GT Gold Corp. (c)	131	58
Iamgold Corp. (b) (c)	298	1,097
Kinross Gold Corp. (c)	356	1,153
Kirkland Lake Gold Ltd.	193	5,023
Leagold Mining Corp. (b) (c)	331	420
Liberty Gold Corp. (b) (c)	1,654	370
Lundin Gold Inc. (b) (c)	69	252
Midas Gold Corp. (b) (c)	246	173
Newcrest Mining Ltd.	31	483
Newmont Mining Corp.	92	3,184
Nighthawk Gold Corp. (b) (c)	287	93
Northern Star Resources Ltd.	283	1,853
OceanaGold Corp	352	1,286
Orezone Gold Corp. (c)	1,053	440
Osisko Gold Royalties Ltd. (b)	34	299
Osisko Mining Inc. (b) (c)	457	1,028
Otis Gold Corp. (c)	405	30
Premier Gold Mines Ltd. (b) (c)	196	232
Pretium Resources Inc. (c)	84	710
Probe Metals Inc. (c)	328	317
Pure Gold Mining Inc. (c)	855	407
Randgold Resources Ltd. - ADR (h)	17	1,402
Rio2 Ltd. (c)	700	246
Royal Gold Inc.	8	660
Sabina Gold & Silver Corp. (b) (c)	790	712
SEMAFO Inc. (b) (c)	446	964
SolGold Plc (b) (c)	363	170
SSR Mining Inc. (c)	70	846
TMAC Resources Inc. (b) (c)	107	540
West African Resources Ltd. (c)	653	117
West African Resources Ltd. (c)	2,903	512
Wheaton Precious Metals Corp. (b)	110	2,140
	Shares/Par[1]	Value ($)
Yamana Gold Inc.	435	1,026
Total Common Stocks (cost $49,629)		49,037
RIGHTS 0.0%
Alio Gold Co. (c) (e) (f)	175	1
Allegiant Gold Ltd. (c) (e) (f) (g)	130	6
Leagold Mining Corp. (b) (c) (e) (f)	90	4
Metanor Resources Inc. (c) (e)	248	4
Total Rights (cost $125)		15
WARRANTS 0.2%
Liberty Gold Corp. (c) (e) (f)	826	29
Probe Metals Inc. (c) (e) (f)	164	39
Pure Gold Mining Inc. (c) (e) (f)	427	34
Total Warrants (cost $98)		102
SHORT TERM INVESTMENTS 14.8%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (i) (j)	486	486
JPMorgan U.S. Treasury Plus Money Market Fund - IM Class, 2.56% (j) (k)	108	108
		594
Securities Lending Collateral 13.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (i) (j)	6,758	6,758
Total Short Term Investments (cost $7,352)		7,352
Total Investments 113.5% (cost $57,204)		56,506
Other Assets and Liabilities, Net (13.5)%		(6,736)
Total Net Assets 100.0%		49,770

(a) Consolidated Schedule of Investments.

(b) All or portion of the security was on loan.

(c) Non-income producing security.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $54 and 0.1%, respectively.

(e) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(h) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(k) All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
Australia	19.0%
Canada	61.2
Jersey	2.9
Monaco	0.6
South Africa	0.3
United Kingdom	1.7
United States of America	14.3
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Allegiant Gold Ltd.	05/31/18	8	6	—
BonTerra Resources Inc.	10/29/18	154	110	0.2
		162	116	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/WCM Focused International Equity Fund
COMMON STOCKS 96.1%
Australia 4.5%
CSL Ltd.	457	59,819
Brazil 0.2%
Raia Drogasil SA	202	2,985
Canada 8.7%
Canadian Pacific Railway Co. (a)	294	52,231
Dollarama Inc.	695	16,554
Shopify Inc. - Class A (b)	335	46,447
		115,232
China 3.8%
Tencent Holdings Ltd. (c)	1,266	50,774
Denmark 3.0%
Chr Hansen Holding A/S	446	39,570
France 11.1%
Cie Generale d'Optique Essilor International SA	436	55,176
LVMH Moet Hennessy Louis Vuitton SE	164	48,601
Pernod-Ricard SA	265	43,529
		147,306
Germany 3.3%
Adidas AG	205	43,051
Hong Kong 3.6%
AIA Group Ltd.	5,823	48,282
India 3.9%
HDFC Bank Ltd. - ADR	493	51,067
Ireland 8.2%
Accenture Plc - Class A	368	51,929
ICON Plc (b)	297	38,366
Ryanair Holdings Plc - ADR (b)	251	17,880
		108,175
Japan 4.0%
Keyence Corp.	104	52,782
Mexico 2.6%
Wal-Mart de Mexico SAB de CV	13,725	34,930
Netherlands 3.2%
ASML Holding NV - ADR	158	24,619
Core Laboratories NV (a)	300	17,880
		42,499
Spain 3.0%
Amadeus IT Group SA	397	27,691
Inditex SA	470	12,024
		39,715
	Shares/Par[1]	Value ($)
Sweden 4.4%
Atlas Copco AB - Class A	989	23,580
Hexagon AB - Class B	764	35,340
		58,920
Switzerland 7.9%
Geberit AG	73	28,329
Nestle SA	589	47,872
Sika AG	223	28,352
		104,553
Taiwan 3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,246	45,992
United Kingdom 7.7%
Compass Group Plc	2,258	47,556
Experian Plc	2,233	54,296
		101,852
United States of America 9.5%
Chubb Ltd.	374	48,377
Mettler-Toledo International Inc. (b)	82	46,576
ResMed Inc.	268	30,469
		125,422
Total Common Stocks (cost $1,135,589)		1,272,926
SHORT TERM INVESTMENTS 6.7%
Investment Companies 3.9%
JNL Government Money Market Fund - Institutional Class, 2.31% (d) (e)	51,322	51,322
Securities Lending Collateral 2.8%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (d) (e)	37,889	37,889
Total Short Term Investments (cost $89,211)		89,211
Total Investments 102.8% (cost $1,224,800)		1,362,137
Other Derivative Instruments (0.0)%		(1)
Other Assets and Liabilities, Net (2.8)%		(36,597)
Total Net Assets 100.0%		1,325,539

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/BRL	JPM	01/02/19	BRL	(186)	(48)	(1)
USD/BRL	JPM	01/02/19	BRL	(40)	(10)	—
USD/BRL	JPM	01/03/19	BRL	(413)	(107)	—
					(165)	(1)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Short Term Investments in Affiliates

Certain Funds invested in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. JNL/T. Rowe Price Capital Appreciation Fund is sub-advised by T. Rowe Price Associates, Inc. and invested in T. Rowe Price Government Reserve Fund as a cash management tool. The total value and cost of these investments is included in investments – affiliated in the Statements of Assets and Liabilities and the associated income is included in affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in these investments during the year ended December 31, 2018. The following table details the investments held during the year ended December 31, 2018.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL iShares Tactical Moderate Fund	—	34,264	24,748	7	9,516	7.4
JNL iShares Tactical Moderate Growth Fund	212	36,290	22,644	9	13,858	5.4
JNL iShares Tactical Growth Fund	315	31,041	23,801	8	7,555	3.7
JNL/AQR Risk Parity Fund	6,024	5,279	5,926	98	5,377	20.3
JNL/BlackRock Global Long Short Credit Fund	—	3,000	3,000	1	—	—
JNL/DFA U.S. Small Cap Fund	666	22,866	22,981	10	551	0.6
JNL/DoubleLine Total Return Fund	143,234	806,949	744,534	2,792	205,649	9.1
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	57,544	838,406	878,888	418	17,062	6.8
JNL/Epoch Global Shareholder Yield Fund	1,175	9,595	10,260	10	510	1.7
JNL/FAMCO Flex Core Covered Call Fund	3,918	50,419	49,763	48	4,574	3.2
JNL/Lazard International Strategic Equity Fund	1,601	135,923	132,527	107	4,997	3.3
JNL/Neuberger Berman Currency Fund	3,075	313,641	314,061	48	2,655	2.7
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	2,226	391,672	378,877	311	15,021	9.2
JNL/Nicholas Convertible Arbitrage Fund	14,005	114,371	121,807	212	6,569	4.2
JNL/PPM America Long Short Credit Fund	6,453	60,800	62,854	69	4,399	5.6
JNL/T. Rowe Price Capital Appreciation Fund	4,558	178,719	178,112	61	5,165	0.1
JNL/The Boston Company Equity Income Fund	980	149,458	148,139	67	2,299	0.9
JNL/The London Company Focused U.S. Equity Fund	4,058	22,626	23,101	58	3,583	4.1
JNL/VanEck International Gold Fund	296	15,765	15,575	9	486	1.0
JNL/WCM Focused International Equity Fund	69,168	359,747	377,593	921	51,322	3.9

T. Rowe Price Government Reserve Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/T. Rowe Price Capital Appreciation Fund	313,813	1,058,460	1,247,283	4,570	124,990	3.6

Certain Funds participating in securities lending receive cash collateral daily, which is invested by JPMorgan Chase Bank, N.A. or State Street Bank and Trust Company in the JNL Securities Lending Collateral Fund, which is an affiliate of the Funds' Adviser. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The Fund receives income from the investment in the JNL Securities Lending Collateral Fund, which is aggregated with lending fees and rebates negotiated with the borrower. The total value and cost of these investments is included in Investments - affiliated in the Statements of Assets and Liabilities and the income is included in Affiliated income in the Statements of Operations. Prior to August 13, 2018, for the Funds for which JPMorgan Chase Bank, N.A. is the securities lending agent, the cash collateral was invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser, and for the Funds for which State Street Bank and Trust Company is the securities lending agent, the cash collateral was invested in the State Street Navigator Securities Lending Trust. There was no realized or unrealized gain or loss relating to transactions in the cash collateral investments during the year ended December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 88.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Abbreviations:

ADR - American Depositary Receipt	KOSPI - Korea Composite Stock Price Index
ASX - Australian Stock Exchange	LIBOR - London Interbank Offer Rate
BUBOR - Budapest Interbank Offered Rate	LME - London Metal Exchange
CAC - Cotation Assistee en Continu	MBS - Mortgage-Backed Security
CDX.EM - Credit Default Swap Index - Emerging Markets	MCDX.NA - Municipal Credit Defualt Swap Index - North American
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	MEXIBOR - Mexico Interbank Offered Rate
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	MSCI - Morgan Stanley Capital International
CLO - Collateralized Loan Obligation	OAO - Russian Open Joint Stock Company
CMBX.NA - Commercial Mortgage-Backed Securities Index - North American	OAT - Obligations Assimilables du Tresor
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	PRIBOR - Prague Interbank Offered Rate
CVA - Commanditaire Vennootschap op Aandelen	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
EAFE - Europe, Australia and Far East	REMIC - Real Estate Mortgage Investment Conduit
ETF - Exchange Traded Fund	SAIBOR - Saudi Arabian Interbank Offered Rate
EURIBOR - Europe Interbank Offered Rate	SIBOR - Singapore Interbank Offered Rate
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	SPDR - Standard & Poor's Depositary Receipt
with a term of 4.5 to 5.5 years	SPI - Schedule Performance Index
Euro-Bund - debt instrument issued by the Federal Republic of Germany	SOFR - Secured Overnight Financing Rate
with a term of 8.5 to 10.5 years	S&P - Standard & Poor’s
Euro-OAT - debt instrument issued by the Republic of France	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
with a term of 8.5 to 10.5 years	TBD - To Be Determined
FTSE - Financial Times and the London Stock Exchange	UFJ - United Financial of Japan
HICP - Harmonised Index of Consumer Prices	ULSD - Ultra Low Sulfur Diesel
iTraxx - Group of international credit derivative indexes monitored	US - United States
by the International Index Company	WIBOR - Warsaw Interbank Offered Rate
JSE - Johannesburg Stock Exchange	WTI - West Texas Intermediate
KCBT - Kansas City Board of Trade
KLIBOR – Kuala Lumpur Interbank Offered Rate

Currency Abbreviations:

AED - United Arab Emirates Dirham	GBP - British Pound	NOK - Norwegian Krone	UGX - Ugandan Shilling
ARS - Argentine Peso	GHS - Ghanaian Cedi	NZD - New Zealand Dollar	USD - United States Dollar
AUD - Australian Dollar	HKD - Hong Kong Dollar	OMR - Omani Rial	UYU - Uruguayan Peso
BHD - Bahraini Dinar	HUF - Hungarian Forint	PEN - Peruvian Nuevo Sol	ZAR - South African Rand
BRL - Brazilian Real	IDR - Indonesian Rupiah	PLN - Polish Zloty
CAD - Canadian Dollar	ILS - Israeli New Shekel	QAR - Qatari Riyal
CHF - Swiss Franc	INR - Indian Rupee	RON - Romanian New Leu
CLP - Chilean Peso	ISK - Icelandic Krona	RSD - Serbian Dinar
CNH - Chinese Offshore Yuan	JPY - Japanese Yen	RUB - Russian Ruble
CNY - Chinese Yuan	KRW - Korean Won	SAR - Saudi Riyal
COP - Colombian Peso	KZT - Kazakh Tenge	SEK - Swedish Krona
CZK - Czech Republic Korunas	LKR - Sri Lanken Rupee	SGD - Singapore Dollar
DOP - Dominican Peso	MAD - Moroccan Dirham	THB - Thai Baht
EGP - Egyptian Pound	MXN - Mexican Peso	TRY - New Turkish Lira
EUR - European Currency Unit (Euro)	MYR - Malaysian Ringgit	TWD - Taiwan Dollar

Counterparty Abbreviations:

APS - Amherst Pierpont Securities LLC	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BBH - Brown Brothers Harriman & Co.	MSC - Morgan Stanley & Co., Incorporated
BBP - Barclays Bank Plc	RBC - Royal Bank of Canada
BCL - Barclays Capital Inc.	SCB - Standard Chartered Bank
BNP - BNP Paribas Securities	SGB - Societe Generale Bannon LLC
BOA - Banc of America Securities LLC/Bank of America NA	SSB - State Street Brokerage Services, Inc.
CCI - Citicorp Securities, Inc.	TBS - TD Securities Inc.
CGM - Citigroup Global Markets	UBS - UBS Securities LLC
CIT - Citibank, Inc.
CSI - Credit Suisse Securities, LLC
DUB - Deutsche Bank Alex Brown Inc.
GSC - Goldman Sachs & Co.
HSB - HSBC Securities Inc.
ICB - ICBC Financial Services LLC
JPM - JPMorgan Chase Bank N.A.

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures are quoted in unrounded contracts.

2For Funds with derivatives that received or paid periodic payments, the frequency of periodic payments are defined as follows: (A) - Annually; (E) - Expiration Date; (M) - Monthly; (Q) - Quarterly; (S) - Semi-Annually.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

3If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

5Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

6The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

7The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

8If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

9Total return swap agreements where the reference entity is a futures contract do not pay/receive periodic interest payments.

10Swaptions are illiquid investments.

"-" Amount rounds to less than one thousand or 0.05%.

* A Summary Schedule of Investments is presented for this portfolio. For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2018. Certain footnotes may apply to securities included in “Other Securities” and are referenced in the complete Schedule of Investments. A complete Schedule of Investments is available without charge, upon request, by calling the Jackson Service Center at 1-800-644-4565 or by visiting the Commission’s website, www.sec.gov.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL iShares Tactical Growth Fund	JNL/AQR Risk Parity Fund(a)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Small Cap Fund
Assets
Investments - unaffiliated, at value	$118,044	$242,361	$198,320	$19,879	$70,807	$93,792
Investments - affiliated, at value	21,178	45,985	13,559	5,377	—	3,046
Repurchase agreements, at value	—	—	—	—	7,610	—
Purchased options, at value	—	—	—	—	236	—
Forward foreign currency contracts	—	—	—	93	179	—
Variation margin on futures/futures options contracts	—	—	—	125	3	—
OTC swap agreements	—	—	—	7	475	—
OTC swap premiums paid	—	—	—	—	797	—
Cash	—	—	23	—	5,867	10
Foreign currency	—	—	—	10	2,746	—
Receivable from:
Investment securities sold	285	325	—	—	5,746	—
Fund shares sold	1,717	152	2,023	—	74	424
Dividends and interest	17	40	33	28	902	82
Adviser	—	—	—	—	—	1
Deposits with brokers and counterparties	—	—	—	1,449	1,499	—
Total assets	141,241	288,863	213,958	26,968	96,941	97,355
Liabilities
Cash overdraft	—	—	—	224	—	—
Payable for reverse repurchase agreements	—	—	—	—	210	—
Securities sold short, at value	—	—	—	—	7,437	—
Written options, at value	—	—	—	—	85	—
Forward foreign currency contracts	—	—	—	66	463	—
Variation margin on futures/futures options contracts	—	—	—	138	—	—
Variation margin on swap agreements	—	—	—	—	13	—
OTC swap agreements	—	—	—	9	641	—
OTC swap premiums received	—	—	—	—	1,162	—
Payable for:
Investment securities purchased	—	—	—	—	1,151	380
Deposits from counterparties	—	—	—	—	155	—
Return of securities loaned	11,662	32,127	6,004	—	—	2,495
Dividends/interest on securities sold short	—	—	—	—	94	—
Interest expense and brokerage charges	—	—	—	—	8	—
Fund shares redeemed	455	296	1,901	20	131	285
Advisory fees	22	44	36	15	59	49
Administrative fees	16	33	27	3	11	12
12b-1 fees (Class A)	8	17	13	2	3	5
Board of trustee fees	2	5	4	2	9	7
Other expenses	—	1	1	—	2	—
Total liabilities	12,165	32,523	7,986	479	11,634	3,233
Net assets	$129,076	$256,340	$205,972	$26,489	$85,307	$94,122
Net assets consist of:
Paid-in capital	$124,996	$242,739	$194,645	$49,277	$111,930	$89,291
Total distributable earnings (loss)	4,080	13,601	11,327	(22,788)	(26,623)	4,831
Net assets	$129,076	$256,340	$205,972	$26,489	$85,307	$94,122
Net assets - Class A	$127,965	$254,058	$203,626	$26,489	$43,913	$78,485
Shares outstanding - Class A	11,251	20,852	15,998	2,411	4,629	10,575
Net asset value per share - Class A	$11.37	$12.18	$12.73	$10.99	$9.49	$7.42
Net assets - Class I	$1,111	$2,282	$2,346	$—	$41,394	$15,637
Shares outstanding - Class I	97	187	184	—	4,346	2,105
Net asset value per share - Class I	$11.41	$12.21	$12.76	$11.02	$9.53	$7.43
Investments - unaffiliated, at cost	$117,930	$237,039	$194,447	$20,202	$77,570	$100,655
Investments - affiliated, at cost	21,178	45,985	13,559	5,377	—	3,046
Repurchase agreements, at cost	—	—	—	—	7,621	—
Purchased options, at cost	—	—	—	—	346	—
Foreign currency cost	—	—	—	10	2,742	—
Proceeds from securities sold short	—	—	—	—	7,627	—
Premiums from written options	—	—	—	—	76	—
Securities on loan included in
investments - unaffiliated, at value	15,810	44,876	18,772	—	—	5,374

(a)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Assets
Investments - unaffiliated, at value	$2,042,813	$206,824	$28,577	$139,468	$146,259	$90,011
Investments - affiliated, at value	205,649	17,062	725	4,574	11,358	2,655
Purchased options, at value	—	2,972	—	—	—	—
Forward foreign currency contracts	—	11,378	—	—	2	27,211
Variation margin on swap agreements	—	173	—	—	—	—
OTC swap agreements	—	572	—	—	—	—
OTC swap premiums paid	—	3,569	—	—	—	—
Cash	67	5,871	12	316	—	1,531
Foreign currency	—	10,715	—	—	13	—
Receivable from:
Investment securities sold	—	195	28	—	—	—
Fund shares sold	2,912	562	—	954	183	73
Dividends and interest	7,744	4,481	207	183	191	191
Deposits with brokers and counterparties	—	10,167	—	—	—	12,590
Total assets	2,259,185	274,541	29,549	145,495	158,006	134,262
Liabilities
Written options, at value	—	—	—	3,080	—	—
Forward foreign currency contracts	—	15,186	—	—	—	28,088
Variation margin on futures/futures options contracts	—	20	—	—	—	—
Variation margin on swap agreements	—	288	—	—	—	—
OTC swap agreements	—	2,043	—	—	—	—
OTC swap premiums received	—	2,874	—	—	—	—
Payable for:
Investment securities purchased	—	—	—	—	291	—
Deposits from counterparties	—	2,476	—	—	—	8,810
Return of securities loaned	—	—	215	—	6,361	—
Fund shares redeemed	6,397	776	135	207	134	177
Advisory fees	804	172	15	62	91	46
Administrative fees	190	32	4	19	20	12
12b-1 fees (Class A)	62	3	2	9	4	1
Board of trustee fees	34	11	2	4	2	11
Chief compliance officer fees	3	—	—	—	—	—
Other expenses	4	59	—	—	—	—
Total liabilities	7,494	23,940	373	3,381	6,903	37,145
Net assets	$2,251,691	$250,601	$29,176	$142,114	$151,103	$97,117
Net assets consist of:
Paid-in capital	$2,282,214	$270,033	$30,588	$155,179	$162,860	$97,131
Total distributable earnings (loss)	(30,523)	(19,432)	(1,412)	(13,065)	(11,757)	(14)
Net assets	$2,251,691	$250,601	$29,176	$142,114	$151,103	$97,117
Net assets - Class A	$952,987	$45,720	$29,082	$141,511	$60,426	$12,355
Shares outstanding - Class A	89,305	5,038	2,711	13,664	5,065	1,234
Net asset value per share - Class A	$10.67	$9.07	$10.73	$10.36	$11.93	$10.02
Net assets - Class I	$1,298,704	$204,881	$94	$603	$90,677	$84,762
Shares outstanding - Class I	121,821	22,483	8	58	7,590	8,622
Net asset value per share - Class I	$10.66	$9.11	$11.19	$10.38	$11.95	$9.83
Investments - unaffiliated, at cost	$2,050,277	$216,433	$29,557	$142,036	$159,423	$90,021
Investments - affiliated, at cost	205,649	17,062	725	4,574	11,358	2,655
Purchased options, at cost	—	3,231	—	—	—	—
Foreign currency cost	—	10,648	—	—	13	—
Premiums from written options	—	—	—	3,996	—	—
Securities on loan included in
investments - unaffiliated, at value	—	—	210	—	6,891	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(a)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Investment Grade Corporate Bond Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Assets
Investments - unaffiliated, at value	$137,867	$148,984	$479,900	$80,543	$3,354,387	$254,131
Investments - affiliated, at value	15,021	6,569	7,826	4,399	220,115	12,795
Purchased options, at value	—	—	30	—	—	—
Forward foreign currency contracts	—	—	189	—	—	—
Variation margin on futures/futures options contracts	803	—	221	10	—	—
Variation margin on swap agreements	—	—	11	1	—	—
OTC swap agreements	—	—	630	115	—	—
OTC swap premiums paid	—	—	288	313	—	—
Cash	112	17	423	146	3,390	—
Cash collateral segregated for short sales	—	49,401	—	—	—	—
Foreign currency	—	—	993	—	—	—
Receivable from:
Investment securities sold	—	—	46,685	—	17,758	8,635
Fund shares sold	65	102	292	41	6,531	226
Dividends and interest	567	646	4,561	703	10,960	392
Adviser	—	—	—	—	17	—
Deposits with brokers and counterparties	11,933	—	1,379	449	—	—
Other assets	3	—	—	—	—	—
Total assets	166,371	205,719	543,428	86,720	3,613,158	276,179
Liabilities
Payable for reverse repurchase agreements	—	—	17,799	—	—	—
Securities sold short, at value	—	49,402	—	7,397	—	—
Written options, at value	—	—	147	—	10,779	—
Forward foreign currency contracts	—	—	345	—	—	—
Variation margin on futures/futures options contracts	2,566	—	—	117	—	—
Variation margin on swap agreements	—	—	43	2	—	—
OTC swap agreements	—	—	358	70	—	—
OTC swap premiums received	—	—	1,120	208	—	—
Payable for:
Investment securities purchased	—	825	75,831	341	8,058	7,833
Treasury roll transactions	—	—	16,781	—	—	—
Deposits from counterparties	—	—	1,190	—	—	—
Return of securities loaned	—	—	7,826	—	88,801	10,496
Dividends/interest on securities sold short	—	26	—	108	—	—
Interest expense and brokerage charges	—	—	26	9	—	—
Fund shares redeemed	61	192	1,150	72	3,532	92
Advisory fees	64	97	125	40	1,618	102
Administrative fees	22	20	36	10	438	34
12b-1 fees (Class A)	1	5	19	1	203	11
Board of trustee fees	2	27	6	6	26	4
Chief compliance officer fees	—	—	1	—	4	—
Other expenses	—	—	9	—	7	—
Total liabilities	2,716	50,594	122,812	8,381	113,466	18,572
Net assets	$163,655	$155,125	$420,616	$78,339	$3,499,692	$257,607
Net assets consist of:
Paid-in capital	$265,231	$155,153	$429,415	$111,569	$3,496,136	$257,610
Total distributable earnings (loss)	(101,576)	(28)	(8,799)	(33,230)	3,556	(3)
Net assets	$163,655	$155,125	$420,616	$78,339	$3,499,692	$257,607
Net assets - Class A	$15,918	$71,251	$281,787	$16,744	$3,160,575	$174,006
Shares outstanding - Class A	1,589	7,153	25,689	1,984	227,702	12,174
Net asset value per share - Class A	$10.02	$9.96	$10.97	$8.44	$13.88	$14.29
Net assets - Class I	$147,737	$83,874	$138,829	$61,595	$339,117	$83,601
Shares outstanding - Class I	14,722	8,451	12,644	7,360	24,377	5,834
Net asset value per share - Class I	$10.04	$9.93	$10.98	$8.37	$13.91	$14.33
Investments - unaffiliated, at cost	$138,663	$154,279	$493,058	$85,252	$3,336,640	$273,810
Investments - affiliated, at cost	15,021	6,569	7,826	4,399	220,195	12,795
Purchased options, at cost	—	—	216	—	—	—
Foreign currency cost	—	—	986	—	—	—
Proceeds from securities sold short	—	53,450	—	7,735	—	—
Premiums from written options	—	—	277	—	18,351	—
Securities on loan included in
investments - unaffiliated, at value	—	—	7,666	—	87,327	10,254

(a)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2018

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund(a)	JNL/WCM Focused International Equity Fund
Assets
Investments - unaffiliated, at value	$84,592	$49,262	$1,272,926
Investments - affiliated, at value	3,583	7,244	89,211
Cash	—	3	—
Foreign currency	—	4	—
Receivable from:
Investment securities sold	—	—	598
Fund shares sold	18	222	1,125
Dividends and interest	127	18	2,486
Total assets	88,320	56,753	1,366,346
Liabilities
Forward foreign currency contracts	—	—	1
Payable for:
Investment securities purchased	—	12	—
Return of securities loaned	—	6,758	37,889
Fund shares redeemed	137	172	1,970
Advisory fees	44	27	755
Administrative fees	11	6	169
12b-1 fees (Class A)	2	3	4
Board of trustee fees	2	5	15
Chief compliance officer fees	—	—	2
Other expenses	—	—	2
Total liabilities	196	6,983	40,807
Net assets	$88,124	$49,770	$1,325,539
Net assets consist of:
Paid-in capital	$64,361	$120,070	$1,123,728
Total distributable earnings (loss)	23,763	(70,300)	201,811
Net assets	$88,124	$49,770	$1,325,539
Net assets - Class A	$23,945	$49,770	$63,899
Shares outstanding - Class A	1,960	6,110	4,937
Net asset value per share - Class A	$12.22	$8.15	$12.94
Net assets - Class I	$64,179	$—	$1,261,640
Shares outstanding - Class I	5,290	—	97,582
Net asset value per share - Class I	$12.13	$8.16	$12.93
Investments - unaffiliated, at cost	$74,143	$49,960	$1,135,589
Investments - affiliated, at cost	3,583	7,244	89,211
Foreign currency cost	—	4	—
Securities on loan included in
investments - unaffiliated, at value	—	7,515	33,335

(a)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL iShares Tactical Growth Fund	JNL/AQR Risk Parity Fund(b)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Small Cap Fund
Investment income
Dividends (a)	$3,534	$6,884	$5,164	$98	$42	$1,344
Foreign taxes withheld	—	—	—	—	(6)	(3)
Interest	—	—	—	481	8,068	—
Securities lending (a)	214	392	323	—	—	83
Total investment income	3,748	7,276	5,487	579	8,104	1,424

Expenses
Advisory fees	267	562	451	197	1,078	617
Administrative fees	200	422	338	45	202	154
12b-1 fees (Class A)	399	841	673	91	149	217
Legal fees	1	3	3	—	—	1
Board of trustee fees	2	6	4	1	3	2
Chief compliance officer fees	—	1	1	—	—	—
Dividends/interest on securities sold short	—	—	—	—	1,079	—
Net short holdings borrowing fees	—	—	—	—	98	—
Interest expense	—	—	—	—	547	—
Other expenses	2	3	3	—	15	10
Total expenses	871	1,838	1,473	334	3,171	1,001
Expense waiver	—	—	—	—	—	(15)
Net expenses	871	1,838	1,473	334	3,171	986
Net investment income (loss)	2,877	5,438	4,014	245	4,933	438

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	1,651	4,117	4,510	97	(4,373)	11,419
Investments - affiliated	—	—	—	—	(21)	—
Securities sold short	—	—	—	—	1,504	—
Payments from affiliates	—	—	—	—	283	—
Purchased options	—	—	—	—	(699)	—
Written options	—	—	—	—	16	—
Foreign currency	—	—	—	1	331	—
Forward foreign currency contracts	—	—	—	(30)	3,334	—
Futures/futures options contracts	—	—	—	(1,376)	(420)	(39)
Swap agreements	—	—	—	(133)	(803)	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(11,760)	(29,600)	(29,656)	(617)	(7,127)	(27,055)
Investment securities sold short	—	—	—	—	987	—
Purchased options	—	—	—	—	5	—
Written options	—	—	—	—	(15)	—
Foreign currency	—	—	—	—	6	—
Forward foreign currency contracts	—	—	—	2	180	—
Futures/futures options contracts	—	—	—	(249)	(127)	—
Swap agreements	—	—	—	(34)	748	—
Net realized and unrealized gain (loss)	(10,109)	(25,483)	(25,146)	(2,339)	(6,191)	(15,675)
Change in net assets from operations	$(7,232)	$(20,045)	$(21,132)	$(2,094)	$(1,258)	$(15,237)
(a) Affiliated income	$221	$401	$331	$98	$3	$29

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Investment income
Dividends (a)	$2,792	$1,239	$1,366	$3,785	$1,703	$48
Foreign taxes withheld	—	(920)	(42)	—	(103)	—
Interest	90,691	22,187	—	—	—	1,480
Securities lending (a)	—	—	10	—	25	1
Total investment income	93,483	22,506	1,334	3,785	1,625	1,529

Expenses
Advisory fees	9,195	2,848	196	779	584	491
Administrative fees	2,174	536	50	234	125	130
12b-1 fees (Class A)	2,672	142	96	465	177	35
Legal fees	12	6	—	2	1	—
Board of trustee fees	44	8	1	3	2	2
Interest expense	—	63	—	—	—	—
Other expenses	25	58	1	3	1	1
Total expenses	14,122	3,661	344	1,486	890	659
Net investment income (loss)	79,361	18,845	990	2,299	735	870

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(15,190)	(618)	1,381	6,890	2,960	—
Purchased options	—	(1,705)	—	—	—	—
Written options	—	679	—	(1,126)	—	—
Foreign currency	—	(244)	(1)	—	(49)	31
Forward foreign currency contracts	—	(2,101)	(1)	—	(55)	2,423
Futures/futures options contracts	—	(1,082)	—	—	—	—
Swap agreements	—	(13,112)	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(25,053)	(33,271)	(5,796)	(25,449)	(23,062)	—
Purchased options	—	1,575	—	—	—	—
Written options	—	(602)	—	906	—	—
Foreign currency	—	(198)	(6)	—	(3)	—
Forward foreign currency contracts	—	620	—	—	2	(1,738)
Futures/futures options contracts	—	(422)	—	—	—	—
Swap agreements	—	5,520	—	—	—	—
Net realized and unrealized gain (loss)	(40,243)	(44,961)	(4,423)	(18,779)	(20,207)	716
Change in net assets from operations	$39,118	$(26,116)	$(3,433)	$(16,480)	$(19,472)	$1,586
(a) Affiliated income	$2,792	$418	$20	$48	$112	$48

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(b)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Investment Grade Corporate Bond Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Investment income
Dividends (a)	$311	$498	$22	$236	$70,751	$5,077
Foreign taxes withheld	—	—	—	—	(178)	—
Interest	3,322	710	19,307	5,353	27,571	—
Net prime broker interest income	—	722	—	—	—	—
Securities lending (a)	—	—	72	—	691	3
Total investment income	3,633	1,930	19,401	5,589	98,835	5,080

Expenses
Advisory fees	708	1,248	1,573	717	17,149	883
Administrative fees	231	258	449	179	4,622	294
12b-1 fees (Class A)	55	230	849	45	8,267	542
Legal fees	3	—	5	1	43	2
Board of trustee fees	2	3	9	2	59	3
Chief compliance officer fees	2	—	1	—	12	1
Dividends/interest on securities sold short	—	275	—	294	—	—
Net short holdings borrowing fees	—	—	—	104	—	—
Interest expense	—	—	710	—	—	—
Other expenses	5	7	7	8	28	2
Total expenses	1,006	2,021	3,603	1,350	30,180	1,727
Expense waiver	—	—	—	—	(69)	—
Net expenses	1,006	2,021	3,603	1,350	30,111	1,727
Net investment income (loss)	2,627	(91)	15,798	4,239	68,724	3,353

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	39	14,523	(9,635)	(620)	61,861	13,710
Securities sold short	—	(7,216)	—	196	—	—
Brokerage commissions recaptured	—	—	—	—	5	16
Purchased options	—	—	(194)	—	2,330	—
Written options	—	—	560	—	583	—
Foreign currency	—	—	(263)	10	39	—
Forward foreign currency contracts	—	—	791	—	—	—
Futures/futures options contracts	(10,979)	—	(1,126)	1,950	—	—
Swap agreements	—	—	411	(117)	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(801)	(13,313)	(19,642)	(6,500)	(164,511)	(42,908)
Investments - affiliated	—	—	—	—	(56)	—
Investment securities sold short	—	7,464	—	410	—	—
Purchased options	—	—	116	—	(1,343)	—
Written options	—	—	(196)	—	18,562	—
Foreign currency	—	—	(9)	(15)	(3)	—
Forward foreign currency contracts	—	—	473	—	—	—
Futures/futures options contracts	(13,160)	—	1,586	(1,076)	—	—
Swap agreements	—	—	(1,367)	219	—	—
Net realized and unrealized gain (loss)	(24,901)	1,458	(28,495)	(5,543)	(82,533)	(29,182)
Change in net assets from operations	$(22,274)	$1,367	$(12,697)	$(1,304)	$(13,809)	$(25,829)
(a) Affiliated income	$311	$212	$72	$69	$4,891	$70

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2018

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund(b)	JNL/WCM Focused International Equity Fund
Investment income
Dividends (a)	$1,818	$413	$22,783
Foreign taxes withheld	—	(8)	(2,134)
Securities lending (a)	176	200	238
Total investment income	1,994	605	20,887

Expenses
Advisory fees	678	363	9,866
Administrative fees	174	78	2,219
12b-1 fees (Class A)	76	154	128
Legal fees	—	—	19
Board of trustee fees	2	1	29
Chief compliance officer fees	—	—	4
Other expenses	2	2	17
Total expenses	932	598	12,282
Net investment income (loss)	1,062	7	8,605

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	12,249	(396)	56,955
Brokerage commissions recaptured	7	—	4
Foreign currency	—	(26)	183
Forward foreign currency contracts	—	5	(499)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(20,577)	(8,364)	(165,291)
Foreign currency	—	—	(48)
Forward foreign currency contracts	—	—	(1)
Net realized and unrealized gain (loss)	(8,321)	(8,781)	(108,697)
Change in net assets from operations	$(7,259)	$(8,774)	$(100,092)
(a) Affiliated income	$234	$209	$1,159

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statement of Cash Flows (in thousands)

For the Year Ended December 31, 2018

JNL/PIMCO Investment Grade Corporate Bond Fund
Cash flows provided by operating activities
Net decrease in net assets from operations	$(12,697)
Adjustments to reconcile net decrease in net assets from operations to net cash flow used in operating activities:
Purchase of long-term investments	(780,984)
Proceeds from sales and maturities of long-term investments	841,638
Net sales of short-term investments	5,061
Proceeds from securities sold short	30,166
Purchases to cover securities sold short	(29,849)
Increase in receivable for investment securities sold	(27,352)
Increase in payable for investment securities purchased	51,134
Decrease in receivable for dividends and interest	328
Increase in payable for interest expense and brokerage charges	4
Decrease in payable for expenses	(55)
Decrease in other assets	1
Decrease in receivable for deposits with brokers and counterparties	149
Increase in payable for deposits from counterparties	1,180
Net amortization	931
Net inflation compensation	(92)
Net increase in OTC swap agreements	752
Net decrease in variation margin on futures/futures option contracts and swap agreements	(828)
Gain from currency transactions	518
Change in unrealized (appreciation) depreciation on investments, purchased options, written options, foreign currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	19,039
Net realized (gain) loss on investments, purchased options, written options, foreign currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	9,456
Net cash flow provided by operating activities	108,500
Cash flows used in financing activities
Net redemptions from capital share transactions	(81,883)
Decrease in payable for reverse repurchase agreements	(4,936)
Net borrowing from secured financing transactions	328
Net proceeds from secured borrowing transactions	(230)
Decrease in payable for treasury roll transactions	(23,763)
Net cash flow used in financing activities	(110,484)
Net decrease in cash and cash equivalents	(1,984)
Cash and cash equivalents at beginning of year	3,400
Cash and cash equivalents at end of year	$1,416

Supplemental disclosure of operating activities:
Interest expense during the year	$710
Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions during the year	$16,940

The following table provides a reconciliation of cash and cash equivalents reported within the Statements of Assets and Liabilities and Statements of Cash Flows:

Cash	$423
Foreign currency	993
Total cash and cash equivalents presented in the statements of cash flows	$1,416

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL iShares Tactical Growth Fund	JNL/AQR Risk Parity Fund(a)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Small Cap Fund
Operations
Net investment income (loss)	$2,877	$5,438	$4,014	$245	$4,933	$438
Net realized gain (loss)	1,651	4,117	4,510	(1,441)	(848)	11,380
Net change in unrealized appreciation
(depreciation)	(11,760)	(29,600)	(29,656)	(898)	(5,343)	(27,055)
Change in net assets from operations	(7,232)	(20,045)	(21,132)	(2,094)	(1,258)	(15,237)
Distributions to shareholders
From distributable earnings
Class A	(2,903)	(8,635)	(5,580)	(3,303)	—	(13,410)
Class I	(12)	(62)	(65)	—	—	(2,878)
Total distributions to shareholders	(2,915)	(8,697)	(5,645)	(3,303)	—	(16,288)
Share transactions[1]
Proceeds from the sale of shares
Class A	39,499	38,569	50,012	4,630	6,469	41,951
Class I	1,578	2,560	3,264	—	4,182	16,151
Reinvestment of distributions
Class A	2,903	8,635	5,580	3,303	—	13,410
Class I	12	62	65	—	—	2,878
Cost of shares redeemed
Class A	(37,912)	(53,880)	(47,082)	(8,757)	(13,870)	(17,720)
Class I	(427)	(188)	(674)	—	(74,617)	(60,343)
Change in net assets from
share transactions	5,653	(4,242)	11,165	(824)	(77,836)	(3,673)
Change in net assets	(4,494)	(32,984)	(15,612)	(6,221)	(79,094)	(35,198)
Net assets beginning of year	133,570	289,324	221,584	32,710	164,401	129,320
Net assets end of year	$129,076	$256,340	$205,972	$26,489	$85,307	$94,122

[1]Share transactions
Shares sold
Class A	3,256	2,891	3,528	357	667	4,243
Class I	131	190	224	—	430	1,569
Reinvestment of distributions
Class A	249	684	417	296	—	1,614
Class I	1	5	5	—	—	346
Shares redeemed
Class A	(3,118)	(4,028)	(3,353)	(690)	(1,435)	(1,773)
Class I	(35)	(14)	(47)	—	(7,701)	(5,831)
Change in shares
Class A	387	(453)	592	(37)	(768)	4,084
Class I	97	181	182	—	(7,271)	(3,916)
Purchases and sales of long term
investments
Purchase of securities	$70,906	$124,772	$99,005	$546	$290,911	$39,581
Purchase of U.S. government securities	—	—	—	1,078	40,663	—
Total purchases	$70,906	$124,772	$99,005	$1,624	$331,574	$39,581
Proceeds from sales of securities	$76,366	$146,026	$96,694	$1,059	$383,806	$59,379
Proceeds from sales of U.S. government
securities	—	—	—	665	45,296	—
Total proceeds from sales	$76,366	$146,026	$96,694	$1,724	$429,102	$59,379
Securities sold short covers	$—	$—	$—	$—	$206,056	$—
Securities sold short proceeds	$—	$—	$—	$—	$181,237	$—

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Operations
Net investment income (loss)	$79,361	$18,845	$990	$2,299	$735	$870
Net realized gain (loss)	(15,190)	(18,183)	1,379	5,764	2,856	2,454
Net change in unrealized appreciation
(depreciation)	(25,053)	(26,778)	(5,802)	(24,543)	(23,063)	(1,738)
Change in net assets from operations	39,118	(26,116)	(3,433)	(16,480)	(19,472)	1,586
Distributions to shareholders
From distributable earnings
Class A	(30,126)	—	(1,894)	(11,586)	(120)	(151)
Class I	(46,266)	—	(6)	(44)	(380)	(3,162)
Total distributions to shareholders	(76,392)	—	(1,900)	(11,630)	(500)	(3,313)
Share transactions[1]
Proceeds from the sale of shares
Class A	310,629	19,751	6,532	53,062	25,691	5,286
Class I	282,855	31,502	1,172	928	104,607	36,535
Reinvestment of distributions
Class A	30,126	—	1,894	11,586	120	151
Class I	46,266	—	6	44	380	3,162
Cost of shares redeemed
Class A	(240,121)	(15,716)	(10,282)	(43,645)	(15,908)	(5,251)
Class I	(528,179)	(162,593)	(11,162)	(1,302)	(1,336)	(21,115)
Change in net assets from
share transactions	(98,424)	(127,056)	(11,840)	20,673	113,554	18,768
Change in net assets	(135,698)	(153,172)	(17,173)	(7,437)	93,582	17,041
Net assets beginning of year	2,387,389	403,773	46,349	149,551	57,521	80,076
Net assets end of year	$2,251,691	$250,601	$29,176	$142,114	$151,103	$97,117

[1]Share transactions
Shares sold
Class A	28,896	2,065	557	4,334	1,959	526
Class I	26,472	3,245	94	75	7,664	3,601
Reinvestment of distributions
Class A	2,869	—	170	1,060	10	15
Class I	4,415	—	1	4	31	320
Shares redeemed
Class A	(22,315)	(1,653)	(866)	(3,602)	(1,224)	(522)
Class I	(49,221)	(17,232)	(913)	(103)	(109)	(2,097)
Change in shares
Class A	9,450	412	(139)	1,792	745	19
Class I	(18,334)	(13,987)	(818)	(24)	7,586	1,824
Purchases and sales of long term
investments
Purchase of securities	$351,515	$180,302	$7,038	$103,148	$141,342	$8,686
Purchase of U.S. government securities	173,782	18,912	—	—	—	77,197
Total purchases	$525,297	$199,214	$7,038	$103,148	$141,342	$85,883
Proceeds from sales of securities	$375,158	$245,009	$19,360	$92,532	$31,452	$1,493
Proceeds from sales of U.S. government
securities	308,613	18,919	—	—	—	75,842
Total proceeds from sales	$683,771	$263,928	$19,360	$92,532	$31,452	$77,335
Securities sold short covers	$—	$17,534	$—	$17,219	$—	$—
Securities sold short proceeds	$—	$13,357	$—	$18,097	$—	$—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(a)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Investment Grade Corporate Bond Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Operations
Net investment income (loss)	$2,627	$(91)	$15,798	$4,239	$68,724	$3,353
Net realized gain (loss)	(10,940)	7,307	(9,456)	1,419	64,818	13,726
Net change in unrealized appreciation
(depreciation)	(13,961)	(5,849)	(19,039)	(6,962)	(147,351)	(42,908)
Change in net assets from operations	(22,274)	1,367	(12,697)	(1,304)	(13,809)	(25,829)
Distributions to shareholders
From distributable earnings
Class A	(64)	(1,497)	(10,929)	(448)	(104,230)	(14,850)
Class I	(845)	(2,503)	(6,011)	(3,163)	(11,995)	(84)
Total distributions to shareholders	(909)	(4,000)	(16,940)	(3,611)	(116,225)	(14,934)
Share transactions[1]
Proceeds from the sale of shares
Class A	10,717	10,635	104,961	7,554	1,405,863	78,662
Class I	197,430	6,156	34,719	5,485	79,879	92,879
Reinvestment of distributions
Class A	64	1,497	10,929	448	104,230	14,850
Class I	845	2,503	6,011	3,163	11,995	84
Cost of shares redeemed
Class A	(7,539)	(22,104)	(126,581)	(5,194)	(437,651)	(50,007)
Class I	(30,825)	(27,097)	(95,966)	(77,779)	(97,228)	(2,525)
Change in net assets from
share transactions	170,692	(28,410)	(65,927)	(66,323)	1,067,088	133,943
Change in net assets	147,509	(31,043)	(95,564)	(71,238)	937,054	93,180
Net assets beginning of year	16,146	186,168	516,180	149,577	2,562,638	164,427
Net assets end of year	$163,655	$155,125	$420,616	$78,339	$3,499,692	$257,607

[1]Share transactions
Shares sold
Class A	931	1,045	9,264	846	96,031	4,603
Class I	17,237	604	3,047	613	5,460	5,984
Reinvestment of distributions
Class A	6	149	1,006	51	7,382	960
Class I	77	250	553	365	848	5
Shares redeemed
Class A	(675)	(2,164)	(11,153)	(583)	(30,039)	(2,961)
Class I	(2,702)	(2,656)	(8,439)	(8,720)	(6,614)	(159)
Change in shares
Class A	262	(970)	(883)	314	73,374	2,602
Class I	14,612	(1,802)	(4,839)	(7,742)	(306)	5,830
Purchases and sales of long term
investments
Purchase of securities	$292,472	$148,802	$218,380	$101,467	$2,908,010	$247,758
Purchase of U.S. government securities	—	—	562,604	152	206,682	—
Total purchases	$292,472	$148,802	$780,984	$101,619	$3,114,692	$247,758
Proceeds from sales of securities	$165,191	$179,274	$258,442	$164,693	$1,654,747	$127,482
Proceeds from sales of U.S. government
securities	—	—	583,196	149	183,013	—
Total proceeds from sales	$165,191	$179,274	$841,638	$164,842	$1,837,760	$127,482
Securities sold short covers	$—	$79,839	$29,849	$7,723	$5,436	$—
Securities sold short proceeds	$—	$61,874	$30,166	$8,117	$19,556	$—

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund(a)	JNL/WCM Focused International Equity Fund
Operations
Net investment income (loss)	$1,062	$7	$8,605
Net realized gain (loss)	12,256	(417)	56,643
Net change in unrealized appreciation
(depreciation)	(20,577)	(8,364)	(165,340)
Change in net assets from operations	(7,259)	(8,774)	(100,092)
Distributions to shareholders
From distributable earnings
Class A	(2,839)	(2,719)	(1,350)
Class I	(10,239)	—	(41,298)
Total distributions to shareholders	(13,078)	(2,719)	(42,648)
Share transactions[1]
Proceeds from the sale of shares
Class A	7,480	14,633	51,630
Class I	6,804	122	279,733
Reinvestment of distributions
Class A	2,839	2,719	1,350
Class I	10,239	—	41,298
Cost of shares redeemed
Class A	(6,620)	(16,372)	(16,383)
Class I	(45,774)	(1,014)	(347,105)
Change in net assets from
share transactions	(25,032)	88	10,523
Change in net assets	(45,369)	(11,405)	(132,217)
Net assets beginning of year	133,493	61,175	1,457,756
Net assets end of year	$88,124	$49,770	$1,325,539

[1]Share transactions
Shares sold
Class A	506	1,685	3,671
Class I	445	12	19,380
Reinvestment of distributions
Class A	216	361	103
Class I	784	—	3,148
Shares redeemed
Class A	(442)	(1,789)	(1,148)
Class I	(3,125)	(110)	(23,455)
Change in shares
Class A	280	257	2,626
Class I	(1,896)	(98)	(927)
Purchases and sales of long term
investments
Purchase of securities	$19,704	$17,264	$417,027
Proceeds from sales of securities	$56,311	$22,164	$423,389

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL iShares Tactical Moderate Fund(a)(d)	JNL iShares Tactical Moderate Growth Fund(a)(e)	JNL iShares Tactical Growth Fund(a)(f)	JNL/AQR Risk Parity Fund(a)(b)	JNL/BlackRock Global Long Short Credit Fund(a)	JNL/DFA U.S. Small Cap Fund(a)
Operations
Net investment income (loss)	$2,124	$4,398	$3,068	$—	$5,874	$180
Net realized gain (loss)	1,026	5,431	4,731	3,276	(5,717)	16,000
Net change in unrealized appreciation
(depreciation)	10,060	29,030	27,603	508	8,175	(4,331)
Change in net assets from operations	13,210	38,859	35,402	3,784	8,332	11,849
Distributions to shareholders
From net investment income
Class A	(1,818)	(3,886)	(2,595)	(1,069)	(3,023)	(244)
From net realized gains
Class A	—	—	—	(1,257)	—	(3,841)
Total distributions to shareholders	(1,818)	(3,886)	(2,595)	(2,326)	(3,023)	(4,085)
Share transactions[1]
Proceeds from the sale of shares
Class A	31,120	51,074	40,480	7,717	21,613	21,554
Class I(c)	—	78	27	—	117,890	58,346
Reinvestment of distributions
Class A	1,818	3,886	2,595	2,326	3,023	4,085
Cost of shares redeemed
Class A(c)	(25,011)	(46,776)	(28,672)	(14,502)	(351,472)	(75,747)
Class I	—	—	—	—	(6,471)	—
Change in net assets from
share transactions	7,927	8,262	14,430	(4,459)	(215,417)	8,238
Change in net assets	19,319	43,235	47,237	(3,001)	(210,108)	16,002
Net assets beginning of year	114,251	246,089	174,347	35,711	374,509	113,318
Net assets end of year	$133,570	$289,324	$221,584	$32,710	$164,401	$129,320
Undistributed (excess of distributions
over) net investment income (loss)	$2,121	$4,392	$3,064	$(1,390)	$269	$181

[1]Share transactions
Shares sold
Class A	2,631	4,021	3,070	580	2,251	2,204
Class I(c)	—	6	2	—	12,288	6,021
Reinvestment of distributions
Class A	153	299	191	181	315	426
Shares redeemed
Class A(c)	(2,129)	(3,688)	(2,148)	(1,103)	(36,605)	(7,796)
Class I	—	—	—	—	(671)	—
Change in shares
Class A	655	632	1,113	(342)	(34,039)	(5,166)
Class I	—	6	2	—	11,617	6,021

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Consolidated Statement of Changes in Net Assets.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8 in the Notes to Financial Statements.

(d)	Effective August 13, 2018, the name of JNL Tactical ETF Moderate Fund was change to JNL iShares Tactical Moderate Fund.
(e)	Effective August 13, 2018, the name of JNL Tactical ETF Moderate Growth Fund was change to JNL iShares Tactical Moderate Growth Fund.
(f)	Effective August 13, 2018, the name of JNL Tactical ETF Growth Fund was change to JNL iShares Tactical Growth Fund.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/DoubleLine Total Return Fund(a)	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund(a)	JNL/Epoch Global Shareholder Yield Fund(a)	JNL/FAMCO Flex Core Covered Call Fund(a)	JNL/Lazard International Strategic Equity Fund(a)	JNL/Neuberger Berman Currency Fund(a)
Operations
Net investment income (loss)	$81,525	$18,462	$1,883	$1,860	$485	$(390)
Net realized gain (loss)	(9,363)	(2,963)	4,793	5,204	3,203	4,053
Net change in unrealized appreciation
(depreciation)	31,893	5,706	3,784	7,876	10,419	(337)
Change in net assets from operations	104,055	21,205	10,460	14,940	14,107	3,326
Distributions to shareholders
From net investment income
Class A	(66,372)	(14,261)	(2,971)	(2,395)	(1,201)	—
From net realized gains
Class A	—	—	—	(2,860)	—	—
Total distributions to shareholders	(66,372)	(14,261)	(2,971)	(5,255)	(1,201)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	451,989	95,170	18,091	33,060	19,996	6,899
Class I(b)	1,552,460	369,612	10,936	2,101	47	77,734
Reinvestment of distributions
Class A	66,372	14,261	2,971	5,255	1,201	—
Cost of shares redeemed
Class A(b)	(2,246,681)	(491,826)	(75,347)	(28,133)	(47,678)	(208,123)
Class I	(35,443)	(18,644)	(847)	(1,133)	—	(9,920)
Change in net assets from
share transactions	(211,303)	(31,427)	(44,196)	11,150	(26,434)	(133,410)
Change in net assets	(173,620)	(24,483)	(36,707)	20,835	(13,528)	(130,084)
Net assets beginning of year	2,561,009	428,256	83,056	128,716	71,049	210,160
Net assets end of year	$2,387,389	$403,773	$46,349	$149,551	$57,521	$80,076
Undistributed (excess of distributions
over) net investment income (loss)	$76,329	$3,496	$1,894	$1,783	$497	$2,420

[1]Share transactions
Shares sold
Class A	41,457	9,760	1,507	2,719	1,737	700
Class I(b)	143,427	38,368	895	176	4	7,788
Reinvestment of distributions
Class A	6,128	1,482	243	439	96	—
Shares redeemed
Class A(b)	(207,147)	(50,811)	(6,220)	(2,322)	(4,218)	(21,008)
Class I	(3,272)	(1,898)	(69)	(94)	—	(990)
Change in shares
Class A	(159,562)	(39,569)	(4,470)	836	(2,385)	(20,308)
Class I	140,155	36,470	826	82	4	6,798

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(a)(b)	JNL/Nicholas Convertible Arbitrage Fund(b)	JNL/PIMCO Investment Grade Corporate Bond Fund (b)(d)	JNL/PPM America Long Short Credit Fund(b)	JNL/T. Rowe Price Capital Appreciation Fund(b)	JNL/The Boston Company Equity Income Fund(b)
Operations
Net investment income (loss)	$45	$(3,952)	$13,758	$3,839	$16,298	$2,082
Net realized gain (loss)	520	24,855	2,877	(358)	94,431	13,039
Net change in unrealized appreciation
(depreciation)	424	(6,468)	11,997	1,677	127,365	6,258
Change in net assets from operations	989	14,435	28,632	5,158	238,094	21,379
Distributions to shareholders
From net investment income
Class A	(2,775)	(9,877)	(9,183)	(6,255)	(14,495)	(2,197)
From net realized gains
Class A	—	—	(1,351)	—	(16,713)	(2,721)
Total distributions to shareholders	(2,775)	(9,877)	(10,534)	(6,255)	(31,208)	(4,918)
Share transactions[1]
Proceeds from the sale of shares
Class A	7,860	17,356	255,357	98,262	1,407,843	44,241
Class I(c)	1,257	116,356	208,579	138,832	347,170	77
Reinvestment of distributions
Class A	2,775	9,877	10,534	6,255	31,208	4,918
Cost of shares redeemed
Class A(c)	(14,381)	(326,793)	(343,187)	(184,345)	(716,936)	(32,901)
Class I	(84)	(13,047)	(4,828)	(5,786)	(5,042)	—
Change in net assets from
share transactions	(2,573)	(196,251)	126,455	53,218	1,064,243	16,335
Change in net assets	(4,359)	(191,693)	144,553	52,121	1,271,129	32,796
Net assets beginning of year	20,505	377,861	371,627	97,456	1,291,509	131,631
Net assets end of year	$16,146	$186,168	$516,180	$149,577	$2,562,638	$164,427
Undistributed (excess of distributions
over) net investment income (loss)	$(3,103)	$1,475	$13,114	$3,592	$17,029	$2,077

[1]Share transactions
Shares sold
Class A	636	1,691	21,966	10,849	101,894	2,761
Class I(c)	118	11,543	17,896	15,755	25,038	4
Reinvestment of distributions
Class A	261	980	904	710	2,255	313
Shares redeemed
Class A(c)	(1,151)	(32,138)	(29,510)	(20,783)	(51,933)	(2,061)
Class I	(8)	(1,290)	(413)	(653)	(355)	—
Change in shares
Class A	(254)	(29,467)	(6,640)	(9,224)	52,216	1,013
Class I	110	10,253	17,483	15,102	24,683	4

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8 in the Notes to Financial Statements.

(d)	Effective August 13, 2018, the name of JNL/PIMCO Credit Income Fund was changed to JNL/PIMCO Investment Grade Corporate Bond Fund.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/The London Company Focused U.S. Equity Fund(a)	JNL/VanEck International Gold Fund(a)(b)	JNL/WCM Focused International Equity Fund(a)
Operations
Net investment income (loss)	$904	$(289)	$6,775
Net realized gain (loss)	14,990	2,359	35,826
Net change in unrealized appreciation
(depreciation)	7,190	4,779	277,681
Change in net assets from operations	23,084	6,849	320,282
Distributions to shareholders
From net investment income
Class A	(1,027)	(2,740)	(3,902)
From net realized gains
Class A	—	—	(986)
Total distributions to shareholders	(1,027)	(2,740)	(4,888)
Share transactions[1]
Proceeds from the sale of shares
Class A	16,735	23,262	312,722
Class I(c)	111,570	1,098	1,413,259
Reinvestment of distributions
Class A	1,027	2,740	4,888
Cost of shares redeemed
Class A(c)	(171,281)	(27,514)	(1,544,439)
Class I	(12,311)	(94)	(52,697)
Change in net assets from
share transactions	(54,260)	(508)	133,733
Change in net assets	(32,203)	3,601	449,127
Net assets beginning of year	165,696	57,574	1,008,629
Net assets end of year	$133,493	$61,175	$1,457,756
Undistributed (excess of distributions
over) net investment income (loss)	$902	$(1,338)	$6,484

[1]Share transactions
Shares sold
Class A	1,237	2,187	23,938
Class I(c)	8,039	108	102,242
Reinvestment of distributions
Class A	75	264	353
Shares redeemed
Class A(c)	(12,463)	(2,679)	(113,627)
Class I	(853)	(10)	(3,733)
Change in shares
Class A	(11,151)	(228)	(89,336)
Class I	7,186	98	98,509

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Consolidated Statement of Changes in Net Assets.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from								Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(d)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)

JNL iShares Tactical Moderate Fund(g)(h)(i)(j)
Class A
12/31/18		12.29		0.26		(0.91)		(0.65)		(0.20)		(0.07)		11.37		(5.35)		127,965	54	0.65		0.65		2.16
12/31/17		11.19		0.21		1.07		1.28		(0.18)		—		12.29		11.45		133,569	37	0.67	(k)	0.99	(k)	1.75
12/31/16		10.94		0.20		0.41		0.61		(0.14)		(0.22)		11.19		5.57		114,251	43	0.67		1.12		1.83
12/31/15		11.09		0.23		(0.19)		0.04		(0.11)		(0.08)		10.94		0.28		81,690	151	0.73		1.14		2.01
12/31/14		11.01		0.18		0.27		0.45		(0.09)		(0.28)		11.09		4.03		51,221	85	0.92		1.22		1.65

Class I
12/31/18		12.32		0.42		(1.04)		(0.62)		(0.22)		(0.07)		11.41		(5.05)		1,111	54	0.35		0.35		3.46
12/31/17	‡‡	11.89		0.11		0.32		0.43		—		—		12.32		3.62		1	37	—		—		3.42

JNL iShares Tactical Moderate Growth Fund(g)(h)(i)(j)
Class A
12/31/18		13.58		0.26		(1.23)		(0.97)		(0.22)		(0.21)		12.18		(7.28)		254,058	45	0.65		0.65		1.93
12/31/17		11.90		0.21		1.65		1.86		(0.18)		—		13.58		15.72		289,246	37	0.67	(k)	1.00	(k)	1.64
12/31/16		11.67		0.21		0.60		0.81		(0.15)		(0.43)		11.90		7.04		246,089	50	0.67		1.12		1.74
12/31/15		11.91		0.23		(0.20)		0.03		(0.11)		(0.16)		11.67		0.15		190,999	138	0.73		1.14		1.91
12/31/14		11.84		0.19		0.35		0.54		(0.08)		(0.39)		11.91		4.53		120,281	88	0.92		1.22		1.55

Class I
12/31/18		13.59		0.43		(1.35)		(0.92)		(0.25)		(0.21)		12.21		(6.91)		2,282	45	0.35		0.35		3.22
12/31/17	‡‡	12.97		0.06		0.56		0.62		—		—		13.59		4.78		78	37	0.38		0.38		1.52

JNL iShares Tactical Growth Fund(g)(h)(j)
Class A
12/31/18		14.38		0.25		(1.55)		(1.30)		(0.19)		(0.16)		12.73		(9.12)		203,626	43	0.65		0.65		1.77
12/31/17		12.20		0.20		2.15		2.35		(0.17)		—		14.38		19.35		221,557	29	0.67	(k)	0.99	(k)	1.53
12/31/16		12.06		0.20		0.79		0.99		(0.16)		(0.69)		12.20		8.48		174,347	66	0.67		1.12		1.63
12/31/15		12.41		0.21		(0.20)		0.01		(0.13)		(0.23)		12.06		0.00		144,077	142	0.74		1.15		1.68
12/31/14		12.41		0.19		0.38		0.57		(0.08)		(0.49)		12.41		4.56		105,071	105	0.92		1.22		1.54

Class I
12/31/18		14.40		0.40		(1.66)		(1.26)		(0.22)		(0.16)		12.76		(8.85)		2,346	43	0.35		0.35		2.80
12/31/17	‡‡	13.57		0.11		0.72		0.83		—		—		14.40		6.12		27	29	0.35		0.35		2.94

JNL/AQR Risk Parity Fund(g)(l)
Class A
12/31/18		13.36		0.10		(1.00)		(0.90)		(0.13)		(1.34)		10.99		(6.90)		26,489	13	1.10		1.10		0.81
12/31/17		12.80		0.00		1.49		1.49		(0.43)		(0.50)		13.36		11.89		32,709	30	1.13	(k)	1.20	(k)	0.00
12/31/16		11.68	(m)	(0.07)	(m)	1.19	(m)	1.12	(m)	—		—		12.80		9.59		35,711	61	1.12		1.22		(0.53)
12/31/15		83.87	(m)	(0.83)	(m)	(6.53)	(m)	(7.36)	(m)	(29.07)	(m)	(35.76)	(m)	11.68	(m)(n)	(10.31)		36,758	73	1.12		1.27		(1.10)
12/31/14		80.50	(m)	(0.40)	(m)	6.85	(m)	6.45	(m)	—		(3.08)	(m)	83.87	(m)	7.95		175,540	17	1.13		1.33		(0.47)

Class I
12/31/18		13.39		0.15		(1.02)		(0.87)		(0.16)		(1.34)		11.02		(6.63)		—	13	0.71		0.71		1.20
12/31/17	‡‡	12.87		0.04		0.48		0.52		—		—		13.39		4.04		1	30	0.72		0.72		1.10

JNL/BlackRock Global Long Short Credit Fund(g)
Class A
12/31/18		9.66		0.33		(0.50)		(0.17)		—		—		9.49		(1.76)	(o)	43,913	298	2.52	(p)	2.52	(p)	3.46
12/31/17		9.50		0.21		0.09		0.30		(0.14)		—		9.66		3.20		52,121	285	2.24	(k)(p)	2.29	(k)(p)	2.19
12/31/16		9.51		0.16		0.10		0.26		(0.27)		—		9.50		2.77		374,509	400	2.16	(p)	2.17	(p)	1.64
12/31/15		10.22		0.20		(0.33)		(0.13)		(0.51)		(0.07)		9.51		(1.35)		457,024	240	1.96	(p)	1.96	(p)	1.91
12/31/14		10.10		0.20		(0.08)		0.12		—		—		10.22		1.19		381,489	223	2.19	(p)	2.19	(p)	1.95

Class I
12/31/18		9.67		0.37		(0.51)		(0.14)		—		—		9.53		(1.45)	(o)	41,394	298	2.25	(p)	2.25	(p)	3.77
12/31/17	‡‡	9.59		0.09		(0.01)		0.08		—		—		9.67		0.83		112,280	285	2.18	(k)(p)	2.18	(k)(p)	3.51

JNL/DFA U.S. Small Cap Fund(g)
Class A
12/31/18		10.33		0.03		(1.26)		(1.23)		(0.04)		(1.64)		7.42		(13.68)		78,485	38	1.06		1.06		0.34
12/31/17		9.72		0.01		0.95		0.96		(0.02)		(0.33)		10.33		10.15		67,066	61	1.15		1.15		0.07
12/31/16		8.30		0.02		2.09		2.11		(0.02)		(0.67)		9.72		26.75		113,318	20	1.17		1.17		0.29
12/31/15		13.48		0.03		(0.48)		(0.45)		—		(4.73)		8.30	(n)	(4.84)		82,665	21	1.20		1.20		0.20
12/31/14		14.39		(0.01)		0.28		0.27		—		(1.18)		13.48		2.05		93,215	19	1.27		1.27		(0.06)

Class I
12/31/18		10.34		0.06		(1.26)		(1.20)		(0.07)		(1.64)		7.43		(13.37)		15,637	38	0.71		0.76		0.62
12/31/17	‡‡	9.69		0.02		0.63		0.65		—		—		10.34		6.71		62,254	61	0.76		0.81		0.66

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/DoubleLine Total Return Fund(g)
Class A
12/31/18		10.85	0.37	(0.19)	0.18	(0.36)		—		10.67	1.71	952,987	26	0.83		0.83		3.48
12/31/17		10.70	0.35	0.09	0.44	(0.29)		—		10.85	4.16	866,061	21	0.84		0.84		3.19
12/31/16		10.65	0.32	(0.10)	0.22	(0.17)		—		10.70	2.05	2,561,009	18	0.83		0.84		2.97
12/31/15		10.62	0.35	(0.17)	0.18	(0.15)		—		10.65	1.69	1,773,484	17	0.83		0.88		3.28
12/31/14		10.00	0.33	0.32	0.65	(0.03)		—		10.62	6.49	1,220,318	14	0.85		0.97		3.18

Class I
12/31/18		10.85	0.41	(0.19)	0.22	(0.41)		—		10.66	2.11	1,298,704	26	0.53		0.53		3.77
12/31/17	‡‡	10.82	0.11	(0.08)	0.03	—		—		10.85	0.28	1,521,328	21	0.57		0.57		3.68

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund(g)
Class A
12/31/18		9.81	0.48	(1.22)	(0.74)	—		—		9.07	(7.54)	45,720	84	1.28	(p)	1.28	(p)	4.99
12/31/17		9.69	0.41	0.08	0.49	(0.37)		—		9.81	5.15	45,407	78	1.38	(k)(p)	1.41	(k)(p)	4.19
12/31/16		9.54	0.45	0.17	0.62	(0.47)		—		9.69	6.46	428,256	86	1.39	(p)	1.41	(p)	4.69
12/31/15		9.97	0.43	(0.23)	0.20	(0.63)		—		9.54	2.01	464,738	78	1.44	(p)	1.44	(p)	4.22
12/31/14		9.52	0.32	0.13	0.45	—		—		9.97	4.73	420,170	91	1.59	(p)	1.59	(p)	3.26

Class I
12/31/18		9.83	0.51	(1.23)	(0.72)	—		—		9.11	(7.32)	204,881	84	0.98	(p)	0.98	(p)	5.31
12/31/17	‡‡	9.63	0.15	0.05	0.20	—		—		9.83	2.08	358,366	78	1.23	(k)(p)	1.23	(k)(p)	5.67

JNL/Epoch Global Shareholder Yield Fund(g)
Class A
12/31/18		12.61	0.36	(1.52)	(1.16)	(0.72)		—		10.73	(9.39)	29,082	21	1.04		1.04		2.99
12/31/17		11.35	0.35	1.54	1.89	(0.63)		—		12.61	16.82	35,932	19	1.08		1.08		2.89
12/31/16		10.95	0.35	0.43	0.78	(0.38)		—		11.35	7.16	83,056	21	1.07		1.07		3.07
12/31/15		11.83	0.37	(0.96)	(0.59)	(0.20)		(0.09)		10.95	(4.99)	96,086	62	1.09		1.09		3.14
12/31/14		11.36	0.46	0.23	0.69	(0.00)	(q)	(0.22)		11.83	6.05	57,362	12	1.17		1.17		3.83

Class I
12/31/18		12.62	0.26	(0.92)	(0.66)	(0.77)		—		11.19	(5.43)	94	21	0.74		0.74		2.05
12/31/17	‡‡	12.22	0.08	0.32	0.40	—		—		12.62	3.27	10,417	19	0.82		0.82		2.31

JNL/FAMCO Flex Core Covered Call Fund(g)
Class A
12/31/18		12.51	0.18	(1.42)	(1.24)	(0.14)		(0.77)		10.36	(10.28)	141,511	60	0.96		0.96		1.47
12/31/17		11.66	0.17	1.16	1.33	(0.22)		(0.26)		12.51	11.62	148,531	73	0.98		0.98		1.37
12/31/16		11.59	0.21	0.70	0.91	(0.34)		(0.51)		11.66	8.09	128,716	64	0.97		0.97		1.82
12/31/15		12.35	0.21	(0.60)	(0.39)	(0.22)		(0.15)		11.59	(3.21)	157,104	53	1.01		1.01		1.72
12/31/14		11.35	0.18	0.82	1.00	(0.00)	(q)	—		12.35	8.84	247,924	53	1.07		1.07		1.52

Class I
12/31/18		12.52	0.20	(1.41)	(1.21)	(0.16)		(0.77)		10.38	(10.01)	603	60	0.66		0.66		1.66
12/31/17	‡‡	11.97	0.05	0.50	0.55	—		—		12.52	4.59	1,020	73	0.70		0.70		1.44

JNL/Lazard International Strategic Equity Fund(g)
Class A
12/31/18		13.30	0.14	(1.49)	(1.35)	(0.02)		—		11.93	(10.12)	60,426	38	1.15		1.15		1.06
12/31/17		10.60	0.10	2.87	2.97	(0.27)		—		13.30	28.19	57,473	43	1.18		1.18		0.84
12/31/16		11.85	0.14	(0.73)	(0.59)	(0.14)		(0.52)		10.60	(5.13)	71,049	42	1.17		1.17		1.23
12/31/15		11.43	0.11	0.40	0.51	(0.09)		—		11.85	4.41	123,226	63	1.20		1.20		0.91
12/31/14		11.60	0.12	(0.28)	(0.16)	—		(0.01)		11.43	(1.42)	123,861	40	1.27		1.27		1.02

Class I
12/31/18		13.31	0.06	(1.37)	(1.31)	(0.05)		—		11.95	(9.84)	90,677	38	0.85		0.85		0.45
12/31/17	‡‡	12.45	0.06	0.80	0.86	—		—		13.31	6.91	48	43	0.90		0.90		1.62

JNL/Neuberger Berman Currency Fund(g)
Class A
12/31/18		9.98	0.07	0.10	0.17	(0.13)		—		10.02	1.72	12,355	0	1.02		1.02		0.70
12/31/17		9.76	(0.03)	0.25	0.22	—		—		9.98	2.25	12,129	0	1.07		1.07		(0.34)
12/31/16		10.14	(0.08)	(0.08)	(0.16)	(0.22)		—		9.76	(1.60)	210,160	0	1.07		1.07		(0.74)
12/31/15		10.13	(0.10)	0.29	0.19	(0.18)		(0.00)	(q)	10.14	1.89	228,687	0	1.10		1.10		(0.97)
12/31/14		9.80	(0.11)	0.44	0.33	—		—		10.13	3.37	192,626	0	1.17		1.17		(1.09)

Class I
12/31/18		10.00	0.11	0.08	0.19	(0.36)		—		9.83	1.85	84,762	0	0.72		0.72		1.05
12/31/17	‡‡	9.98	0.01	0.01	0.02	—		—		10.00	0.20	67,947	0	0.84		0.84		0.28

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from						Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)		Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(g)(l)
Class A
12/31/18		11.24		0.15		(1.33)		(1.18)		(0.04)		—	10.02		(10.56)	15,918	121	0.92		0.92		1.36
12/31/17		12.97		0.03		0.67		0.70		(2.43)		—	11.24		6.47	14,911	113	0.99		0.99		0.27
12/31/16		11.61	(m)	(0.03)	(m)	1.39	(m)	1.36	(m)	—		—	12.97		11.81	20,505	22	0.99		0.99		(0.24)
12/31/15		15.49	(m)	(0.09)	(m)	(3.79)	(m)	(3.88)	(m)	—		—	11.61	(m)	(25.06)	49,912	13	1.01		1.01		(0.63)
12/31/14	*	20.00	(m)	(0.10)	(m)	(4.41)	(m)	(4.51)	(m)	—		—	15.49	(m)	(22.60)	179,950	49	1.07		1.07		(0.80)

Class I
12/31/18		11.24		0.20		(1.34)		(1.14)		(0.06)		—	10.04		(10.22)	147,737	121	0.62		0.62		1.76
12/31/17	‡‡	10.68		0.02		0.54		0.56		—		—	11.24		5.24	1,235	113	0.71		0.71		0.77

JNL/Nicholas Convertible Arbitrage Fund(g)
Class A
12/31/18		10.13		(0.02)		0.06		0.04		(0.21)		—	9.96		0.42	71,251	95	1.34	(p)	1.34	(p)	(0.22)
12/31/17		10.05		(0.15)		0.65		0.50		(0.42)		—	10.13		4.95	82,259	92	1.36	(k)(p)	1.38	(k)(p)	(1.49)
12/31/16		9.76		(0.19)		0.53		0.34		(0.05)		—	10.05		3.46	377,861	76	1.49	(p)	1.50	(p)	(1.88)
12/31/15		10.17		(0.28)		(0.02)		(0.30)		(0.11)		—	9.76		(2.96)	461,453	113	1.59	(p)	1.59	(p)	(2.70)
12/31/14		10.55		(0.42)		0.30		(0.12)		(0.08)		(0.18)	10.17		(1.07)	436,751	116	1.84	(p)	1.84	(p)	(3.98)

Class I
12/31/18		10.13		0.01		0.08		0.09		(0.29)		—	9.93		0.86	83,874	95	1.04	(p)	1.04	(p)	0.08
12/31/17	‡‡	10.08		(0.02)		0.07		0.05		—		—	10.13		0.50	103,909	92	1.15	(k)(p)	1.15	(k)(p)	(0.74)

JNL/PIMCO Investment Grade Corporate Bond Fund(g)(j)
Class A
12/31/18		11.71		0.39		(0.69)		(0.30)		(0.33)		(0.11)	10.97		(2.56)	281,787	150	0.91	(p)	0.91	(p)	3.41
12/31/17		11.19		0.36		0.42		0.78		(0.23)		(0.03)	11.71		6.97	311,231	121	0.89		0.89		3.08
12/31/16		10.62		0.30		0.38		0.68		(0.11)		—	11.19		6.34	371,627	125	0.77		0.77		2.69
12/31/15		10.94		0.29		(0.39)		(0.10)		(0.22)		—	10.62		(0.95)	118,556	145	0.81		0.81		2.65
12/31/14		10.17		0.23		0.54		0.77		(0.00)	(q)	—	10.94		7.61	88,511	100	0.87		0.87		2.16

Class I
12/31/18		11.72		0.42		(0.68)		(0.26)		(0.37)		(0.11)	10.98		(2.26)	138,829	150	0.61	(p)	0.61	(p)	3.70
12/31/17	‡‡	11.65		0.11		(0.04)		0.07		—		—	11.72		0.60	204,949	121	0.67		0.67		3.39

JNL/PPM America Long Short Credit Fund(g)
Class A
12/31/18		8.91		0.30		(0.53)		(0.23)		(0.24)		—	8.44		(2.62)	16,744	83	1.39	(p)	1.39	(p)	3.38
12/31/17		8.95		0.25		0.08		0.33		(0.37)		—	8.91		3.78	14,877	90	1.22	(k)(p)	1.46	(k)(p)	2.70
12/31/16		8.99		0.36		0.62		0.98		(1.02)		—	8.95		11.12	97,456	66	1.08		1.33		3.95
12/31/15		9.70		0.37		(0.73)		(0.36)		(0.35)		—	8.99		(3.74)	301,088	60	1.10		1.35		3.86
12/31/14		10.17		0.32		(0.47)		(0.15)		(0.17)		(0.15)	9.70		(1.43)	355,629	94	1.42		1.42		3.10

Class I
12/31/18		8.92		0.32		(0.52)		(0.20)		(0.35)		—	8.37		(2.33)	61,595	83	1.09	(p)	1.09	(p)	3.57
12/31/17	‡‡	8.81		0.08		0.03		0.11		—		—	8.92		1.25	134,700	90	0.98	(k)(p)	0.99	(k)(p)	3.19

JNL/T. Rowe Price Capital Appreciation Fund(g)
Class A
12/31/18		14.31		0.32		(0.26)		0.06		(0.08)		(0.41)	13.88		0.40	3,160,575	64	1.00	(r)	1.01		2.18
12/31/17		12.65		0.12		1.75		1.87		(0.10)		(0.11)	14.31		14.80	2,209,139	67	1.05	(r)	1.05		0.87
12/31/16		11.88		0.15		0.77		0.92		(0.03)		(0.12)	12.65		7.77	1,291,509	62	1.06	(r)	1.06		1.20
12/31/15		11.38		0.10		0.42		0.52		(0.00)	(q)	(0.02)	11.88		4.60	650,959	69	1.03	(r)	1.08		0.87
12/31/14		10.51		0.09		1.13		1.22		(0.06)		(0.29)	11.38		11.63	112,930	82	1.03	(r)	1.17		0.79

Class I
12/31/18		14.32		0.36		(0.26)		0.10		(0.10)		(0.41)	13.91		0.67	339,117	64	0.70	(r)	0.71		2.46
12/31/17	‡‡	13.86		0.05		0.41		0.46		—		—	14.32		3.32	353,499	67	0.76	(r)	0.76		1.21

JNL/The Boston Company Equity Income Fund(g)
Class A
12/31/18		17.17		0.28		(1.82)		(1.54)		(0.19)		(1.15)	14.29		(9.61)	174,006	65	0.91		0.91		1.65
12/31/17		15.38		0.23		2.12		2.35		(0.25)		(0.31)	17.17		15.66	164,350	63	0.93		0.93		1.45
12/31/16		13.70		0.26		2.20		2.46		(0.14)		(0.63)	15.38		18.55	131,631	66	0.92		0.92		1.86
12/31/15		14.36		0.21		(0.44)		(0.23)		(0.07)		(0.36)	13.70		(1.72)	122,699	70	0.94		0.94		1.47
12/31/14		13.38		0.17		1.32		1.49		(0.01)		(0.50)	14.36		11.07	61,463	47	1.02		1.02		1.21

Class I
12/31/18		17.18		0.36		(1.85)		(1.49)		(0.21)		(1.15)	14.33		(9.27)	83,601	65	0.61		0.61		2.38
12/31/17	‡‡	15.80		0.04		1.34		1.38		—		—	17.18		8.73	77	63	0.67		0.67		0.83

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/The London Company Focused U.S. Equity Fund(g)
Class A
12/31/18		15.04		0.10		(1.23)		(1.13)		(0.01)		(1.68)		12.22		(8.29)	23,945	18	1.04		1.04		0.70
12/31/17		12.91		0.07		2.15		2.22		(0.09)		—		15.04		17.30	25,281	23	1.07		1.07		0.54
12/31/16		11.13		0.08		1.77		1.85		(0.07)		—		12.91		16.65	165,696	11	1.07		1.07		0.66
12/31/15		11.35		0.09		(0.25)		(0.16)		(0.02)		(0.04)		11.13		(1.42)	148,248	27	1.05		1.09		0.77
12/31/14		10.97		0.07		0.31		0.38		(0.00)	(q)	(0.00)	(q)	11.35		3.52	82,804	14	1.06		1.17		0.66

Class I
12/31/18		15.06		0.15		(1.24)		(1.09)		(0.16)		(1.68)		12.13		(8.09)	64,179	18	0.74		0.74		0.97
12/31/17	‡‡	13.86		0.03		1.17		1.20		—		—		15.06		8.66	108,212	23	0.81		0.81		0.80

JNL/VanEck International Gold Fund(g)(l)
Class A
12/31/18		10.28		0.00		(1.63)		(1.63)		(0.50)		—		8.15		(15.47)	49,770	34	1.16		1.16		0.01
12/31/17		9.47		(0.05)		1.32		1.27		(0.46)		—		10.28		13.40	60,168	32	1.18		1.18		(0.46)
12/31/16		6.23	(m)	(0.06)	(m)	3.36	(m)	3.30	(m)	(0.06)		—		9.47		53.05	57,574	39	1.17		1.17		(0.58)
12/31/15		8.78	(m)	(0.04)	(m)	(2.27)	(m)	(2.31)	(m)	(0.24)	(m)	—		6.23	(m)	(26.59)	26,796	37	1.22		1.22		(0.45)
12/31/14		9.38	(m)	(0.07)	(m)	(0.50)	(m)	(0.57)	(m)	(0.03)	(m)	—		8.78	(m)	(6.13)	81,447	55	1.27		1.27		(0.62)

Class I
12/31/18		10.29		0.02		(1.62)		(1.60)		(0.53)		—		8.16		(15.18)	—	34	0.86		0.86		0.20
12/31/17	‡‡	10.27		(0.01)		0.03		0.02		—		—		10.29		0.19	1,007	32	0.91		0.91		(0.48)

JNL/WCM Focused International Equity Fund(g)
Class A
12/31/18		14.44		0.03		(1.16)		(1.13)		—		(0.37)		12.94		(7.85)	63,899	29	1.12		1.12		0.24
12/31/17		11.01		0.09		3.39		3.48		(0.04)		(0.01)		14.44		31.65	33,381	29	1.14	(k)	1.15	(k)	0.74
12/31/16		11.02		0.05		(0.04)		0.01		(0.01)		(0.01)		11.01		0.12	1,008,629	22	1.17		1.17		0.44
12/31/15		10.42		0.03		0.57		0.60		(0.00)	(q)	—		11.02		5.78	803,784	26	1.18		1.18		0.28
12/31/14		10.52		0.02		(0.12)		(0.10)		—		(0.00)	(q)	10.42		(0.94)	233,928	18	1.25		1.27		0.19

Class I
12/31/18		14.46		0.09		(1.18)		(1.09)		(0.07)		(0.37)		12.93		(7.57)	1,261,640	29	0.82		0.82		0.59
12/31/17	‡‡	13.80		0.01		0.65		0.66		—		—		14.46		4.78	1,424,375	29	0.86	(k)	0.87	(k)	0.17

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

*	Commencement of operations was as follows: April 28, 2014 - JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for certain Funds or can be significantly more than Class A shares for certain Funds because of the timing of income received in the Fund. Additionally, the net assets for Class I shares increased significantly in certain Funds after the Funds of Funds investment in the Underlying Fund was sold from Class A and purchased into Class I effective September 25, 2017.

(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(f)

The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during certain periods and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during certain periods and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(h)	Ratios of net investment income and expenses to average net assets do not include the impact of underlying funds' expenses.
(i)

Effective September 25, 2017, JNL Tactical ETF Conservative Fund name was changed to JNL Tactical ETF Moderate Fund and JNL Tactical ETF Moderate Fund name was changed to JNL Tactical ETF Moderate Growth Fund.

(j)

Effective August 13, 2018, JNL Tactical ETF Moderate Fund name was changed to JNL iShares Tactical Moderate Fund, JNL Tactical ETF Moderate Growth Fund name was changed to JNL iShares Tactical Moderate Growth Fund, JNL Tactical ETF Growth Fund name was changed to JNL iShares Tactical Growth Fund and JNL/PIMCO Credit Income Fund name was changed to JNL/PIMCO Investment Grade Corporate Bond Fund.

(k)

Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(l)	Consolidated Financial Statements.
(m)

On May 6, 2016, JNL/AQR Risk Parity Fund effected an 8 for 1 reverse share split and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund and JNL/VanEck International Gold Fund each effected a 2 for 1 reverse share split. Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.

(n)	The Net Asset Value for the year ended December 31, 2015 decreased due to significant distributions paid by the Fund.
(o)

Total return for the Fund includes a payment from the Fund’s Sub-Adviser as a reimbursement for losses incurred due to a trading error. The return for Class A and Class I, without the reimbursement would have been (2.17)% and (1.86)%, respectively.

(p)	The net and total expense ratios to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for the following Funds were as follows:
	December 31, 2018 (%)	December 31, 2017 (%)	December 31, 2016 (%)	December 31, 2015 (%)	December 31, 2014 (%)
JNL/BlackRock Global Long Short Credit Fund
Class A – Net expenses / Total Expenses [1,3]	1.26	1.30/1.35	1.32/1.33	1.35	1.43
Class I [3]	0.96	0.91	N/A	N/A	N/A
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Class A – Net expenses / Total Expenses [2,3]	1.27	1.28/1.31	1.30/1.32	1.36	1.43
Class I [3]	0.97	1.14	N/A	N/A	N/A
JNL/Nicholas Convertible Arbitrage Fund
Class A – Net expenses / Total Expenses [1,3]	1.18	1.21/1.23	1.21/1.22	1.25	1.31
Class I [3]	0.88	0.95	N/A	N/A	N/A
JNL/PIMCO Investment Grade Corporate Bond Fund
Class A – Net expenses / Total Expenses	0.75	0.76	0.76	0.80	0.87
Class I – Net expenses / Total Expenses	0.45	0.54	N/A	N/A	N/A
JNL/PPM America Long Short Credit Fund
Class A – Net expenses / Total Expenses [3]	1.06	1.08/1.32	N/A	N/A	N/A
Class I – Net expenses / Total Expenses [3]	0.76	0.81/0.82	N/A	N/A	N/A

[1] Effective September 19, 2016, JNL/BlackRock Global Long Short Credit Fund and JNL/Nicholas Convertible Arbitrage Fund voluntarily began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary advisory fee waiver was discontinued.

[2] Effective January 1, 2016, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund voluntarily began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary advisory fee waiver was discontinued.

[3] Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(q)	Amount represents less than $0.005.
(r)

The ratios of net expenses to average net assets for JNL/T.Rowe Price Capital Appreciation Fund includes a reimbursement for advisory fees related to advisory fees earned on an affiliated investment held by the Fund.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended and restated April 27, 2015 and amended September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2018 consisted of twenty-six (26) separate funds. Information in these financial statements pertains to twenty-one (21) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund's Sub-Advisers are:

Fund:	Sub-Adviser(s):
JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund and JNL iShares Tactical Growth Fund. These Funds are collectively known as "JNL iShares Tactical Funds".	BNY Mellon Asset Management North America Corporation
JNL/AQR Risk Parity Fund	AQR Capital Management, LLC
JNL/BlackRock Global Long Short Credit Fund	BlackRock Financial Management, Inc. BlackRock International Ltd. BlackRock (Singapore) Limited
JNL/DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP
JNL/DoubleLine Total Return Fund	DoubleLine Capital LP
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	Eaton Vance Management
JNL/Epoch Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
JNL/FAMCO Flex Core Covered Call Fund	Ziegler Capital Management, LLC
JNL/Lazard International Strategic Equity Fund	Lazard Asset Management LLC
JNL/Neuberger Berman Currency Fund and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	Neuberger Berman Investment Advisers LLC
JNL/Nicholas Convertible Arbitrage Fund	Nicholas Investment Partners, L.P.
JNL/PIMCO Investment Grade Corporate Bond Fund	Pacific Investment Management Company LLC
JNL/PPM America Long Short Credit Fund	PPM America, Inc.*
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.
JNL/The Boston Company Equity Income Fund	BNY Mellon Asset Management North America Corporation
JNL/The London Company Focused U.S. Equity Fund	The London Company of Virginia, LLC
JNL/VanEck International Gold Fund	Van Eck Associates Corporation
JNL/WCM Focused International Equity Fund	WCM Investment Management

* PPM America, Inc. is an affiliate of JNAM.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL iShares Tactical Funds, JNL/AQR Risk Parity Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/The London Company Focused U.S. Equity Fund and JNL/VanEck International Gold Fund.

Each Fund offers Class A shares and Class I shares. Class A shares and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

Effective August 13, 2018, JNL Tactical ETF Moderate Fund's name was changed to JNL iShares Tactical Moderate Fund. Also effective August 13, 2018, JNL Tactical ETF Moderate Growth Fund's name was changed to JNL iShares Tactical Moderate Growth Fund. Also effective August 13, 2018, JNL Tactical ETF Growth Fund's name was changed to JNL iShares Tactical Growth Fund. Also effective August 13, 2018, JNL/PIMCO Credit Income Fund's name was changed to JNL/PIMCO Investment Grade Corporate Bond Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed material, the Board is promptly notified, in detail, of the fair valuation.

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. OTC derivatives, including options, swap and forward volatility agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date. The estimated liability is recorded as deferred foreign capital gains tax liability in the Statements of Assets and Liabilities. Foreign capital gains tax paid and the current period’s change in deferred foreign capital gains tax liability are recorded in net realized gain (loss) on investments - unaffiliated and net change in unrealized appreciation (depreciation) on investments - unaffiliated, respectively, in the Statements of Operations.

Foreign Currency Translations. The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation. The accompanying financial statements and Schedules of Investments for the Funds in the table below have each been consolidated to include the account of each respective Subsidiary indicated. Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral. Each Subsidiary allows each respective Fund to gain investment exposure to commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary, which generally may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated. Each Subsidiary has the same Sub-Adviser as the Fund and is generally subject to the same investment policies and restrictions as the Fund.

The Financial Statements and Schedules of Investments for the Funds below have been consolidated to include the account of their respective Subsidiary as of December 31, 2018.

Fund	Subsidiary
JNL/AQR Risk Parity Fund	JNL/AQR Risk Parity Fund Ltd.
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd.
JNL/VanEck International Gold Fund	JNL/VanEck International Gold Fund Ltd.

The JNL/AQR Risk Parity Fund and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund file their annual report with the National Futures Association (“NFA”) and no further disclosures are required for the consolidated financial statements for these Funds. Because the JNL/VanEck International Gold Fund is not required to file its annual report with the NFA, additional disclosures related to the subsidiary are reflected in the Schedule of Investments and in the following table (in thousands, where applicable) for this Fund:

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

		At December 31, 2018			For the period ended December 31, 2018
	Date Subsidiary Established	Subsidiary Net Assets($)	Subsidiary Percentage of Fund Net Assets(%)	Subsidiary Net Unrealized Appreciation (Depreciation)($)	Subsidiary Net Investment Loss($)	Subsidiary Net Realized Gain (Loss)($)	Subsidiary Net Change in Unrealized Appreciation (Depreciation)($)	Subsidiary Net Change in Net Assets From Operations($)
JNL/VanEck International Gold Fund
JNL/Van Eck International Gold Fund Ltd.	April 23, 2013	109	0.22	—	1	—	—	1

Statement of Cash Flows. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820. Funds with certain degrees of borrowing activity, typically through transactions characterized as secured borrowing transactions or reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows.

Recent Accounting Pronouncements. In March 2017, FASB issued Accounting Standard Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities. The amendments in this ASU require that certain callable debt securities held at a premium be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the amendments and determined that they will not have a significant impact on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU modify the disclosure requirements on fair value measurements. Among the requirements, entities will be required to make additional disclosures about significant unobservable inputs in developing Level 3 fair value measurements and are permitted to remove disclosure of the amount and reason for transfers between Level 1 and Level 2. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has elected early adoption for the removal of the transfers between Level 1 and Level 2 disclosure and is currently evaluating the impact that the remainder of the ASU will have on the Funds’ financial statements.

In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The rule intends to simplify financial statement disclosures by removing duplicative, redundant or outdated disclosure requirements. The rule was effective November 5, 2018, and the Funds’ Statements of Assets and Liabilities and Statements of Changes in Net Assets for the year ended December 31, 2018 have been modified to conform to the rule.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares current day prices with prior day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2018 by valuation level. For Funds with significant Level 1 and Level 2 investments in common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL iShares Tactical Moderate Fund
Assets - Securities
Investment Companies	118,044	—	—	—	118,044
Short Term Investments	21,178	—	—	—	21,178
	139,222	—	—	—	139,222
JNL iShares Tactical Moderate Growth Fund
Assets - Securities
Investment Companies	242,361	—	—	—	242,361
Short Term Investments	45,985	—	—	—	45,985
	288,346	—	—	—	288,346
JNL iShares Tactical Growth Fund
Assets - Securities
Investment Companies	198,320	—	—	—	198,320
Short Term Investments	13,559	—	—	—	13,559
	211,879	—	—	—	211,879
JNL/AQR Risk Parity Fund
Assets - Securities
Government And Agency Obligations	—	12,133	—	—	12,133
Short Term Investments	8,583	4,540	—	—	13,123
	8,583	16,673	—	—	25,256
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	628	—	—	—	628
Open Forward Foreign Currency Contracts	—	93	—	—	93
OTC Total Return Swap Agreements	—	7	—	—	7
	628	100	—	—	728
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(711)	—	—	—	(711)
Open Forward Foreign Currency Contracts	—	(66)	—	—	(66)
OTC Total Return Swap Agreements	—	(9)	—	—	(9)
	(711)	(75)	—	—	(786)
JNL/BlackRock Global Long Short Credit Fund
Assets - Securities
Common Stocks	499	35	15	—	549
Warrants	—	—	6	—	6
Non-U.S. Government Agency Asset-Backed Securities	—	10,574	—	—	10,574
Corporate Bonds And Notes	—	44,622	—	—	44,622
Senior Loan Interests	—	12,835	543	—	13,378
Government And Agency Obligations	—	1,678	—	—	1,678
Other Equity Interests	—	—	—	—	—
Short Term Investments	—	7,610	—	—	7,610
	499	77,354	564	—	78,417
Liabilities - Securities
Corporate Bonds And Notes	—	(6,488)	—	—	(6,488)
Government And Agency Obligations	—	(949)	—	—	(949)
	—	(7,437)	—	—	(7,437)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	9	—	—	—	9
Centrally Cleared Interest Rate Swap Agreements	—	101	—	—	101
Centrally Cleared Credit Default Swap Agreements	—	65	—	—	65
Exchange Traded Purchased Options	210	—	—	—	210
OTC Purchased Options	—	26	—	—	26
Open Forward Foreign Currency Contracts	—	179	—	—	179
OTC Credit Default Swap Agreements	—	415	—	—	415
OTC Contracts for Difference	—	54	—	—	54
OTC Total Return Swap Agreements	—	6	—	—	6
	219	846	—	—	1,065
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(33)	—	—	—	(33)
Centrally Cleared Interest Rate Swap Agreements	—	(28)	—	—	(28)
Exchange Traded Written Options	(78)	—	—	—	(78)
OTC Written Options	—	(7)	—	—	(7)
Open Forward Foreign Currency Contracts	—	(463)	—	—	(463)
OTC Credit Default Swap Agreements	—	(597)	—	—	(597)
OTC Contracts for Difference	—	(42)	—	—	(42)
OTC Total Return Swap Agreements	—	(2)	—	—	(2)
	(111)	(1,139)	—	—	(1,250)

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/DFA U.S. Small Cap Fund
Assets - Securities
Common Stocks	93,777	—	—	—	93,777
Preferred Stocks	10	—	—	—	10
Rights	—	—	5	—	5
Short Term Investments	3,046	—	—	—	3,046
	96,833	—	5	—	96,838
JNL/DoubleLine Total Return Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	1,013,551	—	—	1,013,551
Government And Agency Obligations	—	1,029,262	—	—	1,029,262
Short Term Investments	205,649	—	—	—	205,649
	205,649	2,042,813	—	—	2,248,462
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Assets - Securities
Corporate Bonds And Notes	—	5,773	—	—	5,773
Senior Loan Interests	—	—	9,939	—	9,939
Government And Agency Obligations	—	154,408	1,386	—	155,794
Common Stocks	465	15,962	—	—	16,427
Short Term Investments	17,062	18,891	—	—	35,953
	17,527	195,034	11,325	—	223,886
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	182	—	—	—	182
Centrally Cleared Interest Rate Swap Agreements	—	3,342	—	—	3,342
Centrally Cleared Credit Default Swap Agreements	—	282	—	—	282
OTC Purchased Options	—	2,972	—	—	2,972
Open Forward Foreign Currency Contracts	—	11,378	—	—	11,378
OTC Interest Rate Swap Agreements	—	53	—	—	53
OTC Credit Default Swap Agreements	—	437	—	—	437
OTC Non-Deliverable Bond Forward Contracts	—	82	—	—	82
OTC Total Return Swap Agreements	—	—	—	—	—
	182	18,546	—	—	18,728
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(625)	—	—	—	(625)
Centrally Cleared Interest Rate Swap Agreements	—	(4,871)	—	—	(4,871)
Centrally Cleared Credit Default Swap Agreements	—	(404)	—	—	(404)
Open Forward Foreign Currency Contracts	—	(14,826)	(360)	—	(15,186)
OTC Interest Rate Swap Agreements	—	(54)	—	—	(54)
OTC Credit Default Swap Agreements	—	(1,989)	—	—	(1,989)
	(625)	(22,144)	(360)	—	(23,129)
JNL/Epoch Global Shareholder Yield Fund
Assets - Securities
Common Stocks
Australia	—	636	—	—	636
Canada	1,811	—	—	—	1,811
France	—	1,768	—	—	1,768
Germany	—	2,098	—	—	2,098
Italy	—	1,054	—	—	1,054
Netherlands	597	280	—	—	877
Norway	—	260	—	—	260
Singapore	—	307	—	—	307
Spain	—	535	—	—	535
Sweden	—	198	—	—	198
Switzerland	—	1,025	—	—	1,025
Taiwan	160	—	—	—	160
United Kingdom	608	3,227	—	—	3,835
United States of America	14,013	—	—	—	14,013
Short Term Investments	725	—	—	—	725
	17,914	11,388	—	—	29,302
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/FAMCO Flex Core Covered Call Fund
Assets - Securities
Common Stocks	139,468	—	—	—	139,468
Short Term Investments	4,574	—	—	—	4,574
	144,042	—	—	—	144,042
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(3,080)	—	—	—	(3,080)
	(3,080)	—	—	—	(3,080)

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Lazard International Strategic Equity Fund
Assets - Securities
Common Stocks	30,490	111,909	—	—	142,399
Preferred Stocks	3,860	—	—	—	3,860
Short Term Investments	11,358	—	—	—	11,358
	45,708	111,909	—	—	157,617
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	2	—	—	2
	—	2	—	—	2
JNL/Neuberger Berman Currency Fund
Assets - Securities
Government And Agency Obligations	—	37,171	—	—	37,171
Short Term Investments	2,655	52,840	—	—	55,495
	2,655	90,011	—	—	92,666
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	27,211	—	—	27,211
	—	27,211	—	—	27,211
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(28,088)	—	—	(28,088)
	—	(28,088)	—	—	(28,088)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	34,271	—	—	34,271
Corporate Bonds And Notes	—	103,596	—	—	103,596
Short Term Investments	15,021	—	—	—	15,021
	15,021	137,867	—	—	152,888
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	2,054	—	—	—	2,054
	2,054	—	—	—	2,054
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(14,826)	—	—	—	(14,826)
	(14,826)	—	—	—	(14,826)
JNL/Nicholas Convertible Arbitrage Fund
Assets - Securities
Preferred Stocks	2,641	—	—	—	2,641
Corporate Bonds And Notes	—	146,343	—	—	146,343
Short Term Investments	6,569	—	—	—	6,569
	9,210	146,343	—	—	155,553
Liabilities - Securities
Common Stocks	(49,402)	—	—	—	(49,402)
	(49,402)	—	—	—	(49,402)
JNL/PIMCO Investment Grade Corporate Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	12,503	—	—	12,503
Corporate Bonds And Notes	—	353,096	—	—	353,096
Senior Loan Interests	—	16,503	—	—	16,503
Government And Agency Obligations	—	97,010	—	—	97,010
Trust Preferreds	9	—	—	—	9
Preferred Stocks	334	—	—	—	334
Short Term Investments	7,826	445	—	—	8,271
	8,169	479,557	—	—	487,726
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,627	—	—	—	1,627
Centrally Cleared Interest Rate Swap Agreements	—	122	—	—	122
Centrally Cleared Credit Default Swap Agreements	—	128	—	—	128
OTC Purchased Options	—	30	—	—	30
Open Forward Foreign Currency Contracts	—	189	—	—	189
OTC Credit Default Swap Agreements	—	630	—	—	630
	1,627	1,099	—	—	2,726
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(22)	—	—	—	(22)
Centrally Cleared Interest Rate Swap Agreements	—	(983)	—	—	(983)
Centrally Cleared Credit Default Swap Agreements	—	(228)	—	—	(228)
OTC Written Options	—	(147)	—	—	(147)
Open Forward Foreign Currency Contracts	—	(345)	—	—	(345)
OTC Credit Default Swap Agreements	—	(296)	—	—	(296)
OTC Total Return Swap Agreements	—	(62)	—	—	(62)
	(22)	(2,061)	—	—	(2,083)

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/PPM America Long Short Credit Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	8,776	—	—	8,776
Corporate Bonds And Notes	—	53,830	—	—	53,830
Senior Loan Interests	—	14,736	273	—	15,009
Government And Agency Obligations	—	341	—	—	341
Other Equity Interests	—	—	—	—	—
Common Stocks	125	—	—	—	125
Investment Companies	2,462	—	—	—	2,462
Short Term Investments	4,399	—	—	—	4,399
	6,986	77,683	273	—	84,942
Liabilities - Securities
Corporate Bonds And Notes	—	(7,397)	—	—	(7,397)
	—	(7,397)	—	—	(7,397)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	114	—	—	—	114
Centrally Cleared Credit Default Swap Agreements	—	87	—	—	87
OTC Credit Default Swap Agreements	—	115	—	—	115
	114	202	—	—	316
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(890)	—	—	—	(890)
Centrally Cleared Credit Default Swap Agreements	—	(26)	—	—	(26)
OTC Credit Default Swap Agreements	—	(70)	—	—	(70)
	(890)	(96)	—	—	(986)
JNL/T. Rowe Price Capital Appreciation Fund
Assets - Securities
Common Stocks	2,312,953	—	—	—	2,312,953
Trust Preferreds	3,201	—	—	—	3,201
Preferred Stocks	133,586	—	—	—	133,586
Investment Companies	1,159	—	—	—	1,159
Non-U.S. Government Agency Asset-Backed Securities	—	10,052	—	—	10,052
Corporate Bonds And Notes	—	641,373	—	—	641,373
Senior Loan Interests	—	89,102	—	—	89,102
Government And Agency Obligations	—	164,120	—	—	164,120
Short Term Investments	218,956	—	—	—	218,956
	2,669,855	904,647	—	—	3,574,502
Liabilities - Investments in Other Financial Instruments[2]
OTC Written Options	—	(10,779)	—	—	(10,779)
	—	(10,779)	—	—	(10,779)
JNL/The Boston Company Equity Income Fund
Assets - Securities
Common Stocks	254,131	—	—	—	254,131
Short Term Investments	12,795	—	—	—	12,795
	266,926	—	—	—	266,926
JNL/The London Company Focused U.S. Equity Fund
Assets - Securities
Common Stocks	84,592	—	—	—	84,592
Short Term Investments	3,583	—	—	—	3,583
	88,175	—	—	—	88,175
JNL/VanEck International Gold Fund
Assets - Securities
Common Stocks	38,840	8,795	1,402	—	49,037
Rights	—	15	—	—	15
Warrants	—	102	—	—	102
Short Term Investments	7,352	—	—	—	7,352
	46,192	8,912	1,402	—	56,506

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/WCM Focused International Equity Fund
Assets - Securities
Common Stocks
Australia	—	59,819	—	—	59,819
Brazil	2,985	—	—	—	2,985
Canada	115,232	—	—	—	115,232
China	—	50,774	—	—	50,774
Denmark	—	39,570	—	—	39,570
France	—	147,306	—	—	147,306
Germany	—	43,051	—	—	43,051
Hong Kong	—	48,282	—	—	48,282
India	51,067	—	—	—	51,067
Ireland	108,175	—	—	—	108,175
Japan	—	52,782	—	—	52,782
Mexico	34,930	—	—	—	34,930
Netherlands	42,499	—	—	—	42,499
Spain	—	39,715	—	—	39,715
Sweden	—	58,920	—	—	58,920
Switzerland	—	104,553	—	—	104,553
Taiwan	45,992	—	—	—	45,992
United Kingdom	—	101,852	—	—	101,852
United States of America	125,422	—	—	—	125,422
Short Term Investments	89,211	—	—	—	89,211
	615,513	746,624	—	—	1,362,137
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(1)	—	—	(1)
	—	(1)	—	—	(1)

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.  Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale. As of December 31, 2018, no investments were valued using the NAV per share practical expedient.

2 Derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the year for financial reporting purposes. The following table is a rollforward of individually significant securities by issuer Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2018:

	Balance at Beginning of Year ($)	Transfers into Level 3 During the Year[2] ($)	Transfers out of Level 3 During the Year[2] ($)	Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases ($)	(Sales) ($)	Balance at End of Year ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Year[1] ($)
JNL/DoubleLine® Total Return Fund
Non-U.S. Government Agency Asset-Backed Securities	—	—	(23,400)[3]	—	23,400[3]	—	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Senior Loan Interests	8,299	—	—	(308)	—	(3,000)	4,991[4]	(308)
JNL/VanEck International Gold Fund
Common Stocks	—	635[5]	(635)[5]	—	—	—	—	—
Common Stocks	—	1,402[6]	—	—	—	—	1,402[6]	—
JNL/WCM Focused International Fund
Common Stocks	—	30,837[7]	(30,837)[7]	—	—	—	—	—
Common Stocks	—	—	(38,307)[8]	—	38,307[9]	—	—	—

1 Reflects the change in unrealized appreciation/ (depreciation) for Level 3 investments held at December 31, 2018.

2 There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2018, other than those noted.

3 During the year, the valuation of the non-U.S. government agency asset-backed securities held in JNL/DoubleLine® Total Return Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the purchase price and considered a Level 3 valuation.

4 The fair value measurement of the senior loan interests held in JNL/Eaton Vance Global Macro Absolute Return Advantage Fund were determined based on discounted cash flow pricing model used to value the investment. The senior loan interest’s spread over the LIBOR rate is considered an unobservable input. Changes to the model inputs may result in changes to the senior loan interest’s fair value measurements.

Valuation Technique	Unobservable Input	Range
Discounted cash flow model	LIBOR Spread	836.60 bps

5 During the year, the valuation of the common stocks held in JNL/VanEck International Gold Fund were transferred from a Level 3 valuation to a level 1 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 1 valuation. Previously they were valued using terms of a spinoff and considered a Level 3 valuation.

6 During the year, the valuation of the common stocks held in JNL/VanEck International Gold Fund were transferred from a Level 1 valuation to a level 3 valuation. It was valued using the last traded price due to a trading halt and considered a Level 3 valuation. Previously, it was valued by an independent pricing service and was considered a Level 1 valuation.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

7  During the year, the valuation of the common stocks held in JNL/WCM Focused International Fund were transferred from a Level 2 valuation to a Level 3 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the last traded price and considered a Level 3 valuation.

8 During the year, the valuation of the common stocks held in JNL/ WCM Focused International Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using a pricing model and considered a Level 3 valuation.

9  This amount represents value of shares received in a reorganization of common stock held in JNL/WCM Focused International Fund.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds participate in agency based securities lending programs. JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (each a “Custodian” and together the “Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. government fixed income – 102%; U.S. equities – 102%; U.S. corporate fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment. JPM Chase and State Street receive a portion of the earnings from the Funds' securities lending program.

Prior to August 13, 2018, for the Funds for which JPM Chase is the securities lending agent, the cash collateral was invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser, and for the Funds for which State Street is the securities lending agent, the cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust, which is an open-end management company registered under the 1940 Act. Effective August 13, 2018, cash collateral received is invested in the JNL Securities Lending Collateral Fund, a registered government money market fund under the 1940 Act and a series of the JNL Investors Series Trust. JNAM serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The JNL Securities Lending Collateral Fund is only offered to the Funds and other JNAM affiliated funds. The JNL Securities Lending Collateral Fund pays JNAM an annual fee for investment advisory services.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as Investments - affiliated, at value on the Statements of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. Certain repurchase agreements used to settle short sale transactions have no stated maturity and can be terminated by either party at any time. The Sub-Adviser for JNL/BlackRock Global Long Short Credit Fund deems repurchase agreements with a term greater than 30 days to be illiquid. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements or delivered to the counterparty. In certain repurchase agreements, the Fund takes possession of the underlying debt obligation. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Net interest earned on repurchase agreements is recorded as interest income and net fees paid to the seller are recorded as short holdings borrowing fees. In periods of increased demand for collateral, the Fund may pay a fee for receipt of the collateral, which may result in interest expense to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as payable for reverse repurchase agreements on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2018, were as follows: JNL/BlackRock Global Long Short Credit Fund, $22,786 and 2.40%, respectively, for 365 days outstanding; JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, $4,540 and 2.10%, respectively, for 242 days outstanding; and JNL/PIMCO Investment Grade Corporate Bond Fund, $6,872 and 1.80%, respectively, for 307 days outstanding. The value of reverse repurchase agreements and collateral pledged at December 31, 2018 was as follows:

Collateral	Counter- party	Interest Rate Expense/ Income[1] (%)	Maturity Date	Collateral Amount ($)	Payable for Reverse Repurchase Agreement Including Interest Payable ($)
JNL/BlackRock Global Long Short Credit Fund
CenturyLink Inc.	BBP	1.00	Rolling	233	210
JNL/PIMCO Investment Grade Corporate Bond Fund					210
U.S. Treasury Bond	SGB	2.50	01/14/19	1,110	1,100
U.S. Treasury Note	SCB	2.81	01/14/19	16,932	16,743
					17,843

1 Interest received is recorded as income to the Fund.

Delayed-Delivery Securities. Certain Funds may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and a Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. Certain Funds may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Funds may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The JNL/PIMCO Investment Grade Corporate Bond Fund had Treasury roll transactions during the year. The average daily balance (in thousands) and weighted average interest rate for Treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2018, were $46,301 and 1.31%, respectively, for 365 days outstanding. At December 31, 2018, JNL/PIMCO Investment Grade Corporate Bond Fund had $99 of deferred income (in thousands) included in payable for Treasury roll transactions on the Statements of Assets and Liabilities. The following table details Treasury roll transactions outstanding as of December 31, 2018.

	Collateral	Counterparty	Borrowing Rate/(Fee Income)(%)	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable($)
JNL/PIMCO Investment Grade Corporate Bond Fund
	U.S. Treasury Obligations	BCL	3.10	01/02/2019	1,034
	U.S. Treasury Obligations	MLP	2.95	01/04/2019	619
	U.S. Treasury Obligations	BCL	2.90	01/10/2019	2,064
	U.S. Treasury Obligations	UBS	2.44	01/30/2019	6,076
	U.S. Treasury Obligations	BCL	2.60	02/20/2019	6,988
					16,781

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short. Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities. Certain Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

less risk than the corporation’s common stock. A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and net change in unrealized appreciation (depreciation) on investments - unaffiliated in the Statements of Operations.

Master Limited Partnerships. Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and payable for deposits from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

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Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Prime Brokerage Arrangements. Certain Funds may enter into Prime Brokerage Arrangements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker and offset any obligations due to the prime broker. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions. A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies and swap agreements (“swaptions”). An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When a Fund writes a call or put option the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are illiquid investments.

Forward Volatility Agreements. Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined on the trade date. At expiration, the amount

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settled is determined based on the then current spot exchange rates, interest rates, and the relationship between the contract’s strike volatility rate and the current volatility of the underlying exchange rate. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

Futures Contracts. A Fund may buy and sell futures on equities, indices, interest rates, commodities, currencies and swaps. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that the Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds

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leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement as disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements. Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. Additionally, long total return swap agreements on equity securities entitle a Fund to receive from the counterparty dividends paid on an individual security and short total return equity swap agreements obligate a Fund to pay the counterparty dividends paid on an individual security. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

Non-Deliverable Bond Forward Contracts. A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date. Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. Upfront premiums paid or received are recorded as an asset or liability by the Fund and represent payments paid or received upon entering into the contract that correlate to the stated price of the underlying security. These upfront premiums are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the contract. The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform. These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security. The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

Contracts for Difference. Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. In exchange for exposure to the underlying asset, the buyer pays a financing fee, which depending on market factors, can result in either expense or income for the buyer. The financing fee disclosed reflects the cost of each CFD from the perspective of the Fund and is dependent upon whether the position is long or short. For long positions, the Fund pays the financing fee. For short positions, the financing

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fee can be positive or negative depending on whether the spread is greater or less than the floating rate. To the extent the floating rate plus or minus the spread is negative, that is the financing fee paid by the Fund. If the rate is positive, the financing fee generates income for the Fund. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2018. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2018. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2018.

JNL/AQR Risk Parity Fund Derivative Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices and interest rates, to replicate treasury bond positions and commodities. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in interest rates and securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/AQR Risk Parity Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	93	—	93
[8] Variation margin on futures/futures options contracts	21	—	46	—	58	125
OTC swap agreements	—	—	7	—	—	7
Total derivative instruments assets	21	—	53	93	58	225
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	66	—	66
[8] Variation margin on futures/futures options contracts	118	—	18	—	2	138
OTC swap agreements	—	—	9	—	—	9
Total derivative instruments liabilities	118	—	27	66	2	213
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(30)	—	(30)
Futures/futures options contracts	(440)	—	(501)	—	(435)	(1,376)
Swap agreements	—	—	(133)	—	—	(133)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	2	—	2
Futures/futures options contracts	(558)	—	(371)	—	680	(249)
Swap agreements	—	—	(34)	—	—	(34)

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JNL/AQR Risk Parity Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CIT	93	(66)	—	27	—	—
GSC	1	—	—	1	—	—
MLP	6	(6)	—	—	—	—
Derivatives eligible for offset	100	(72)	—	28
Derivatives not eligible for offset	125				—	—
	225
Derivative Liabilities by Counterparty*
CIT	66	(66)	—	—	207	—
MLP	9	(6)	—	3	—	—
Derivatives eligible for offset	75	(72)	—	3
Derivatives not eligible for offset	138				1,242	—
	213

JNL/AQR Risk Parity Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	54,973	20,827	—	—	—	2,048

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December 31, 2018

JNL/BlackRock Global Long Short Credit Fund Derivative Strategies - The Fund entered into option contracts as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in foreign currencies and interest rates and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a means of risk management and/or hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in securities prices and interest rates. The Fund entered into forward foreign currency contracts as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration and to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, obtain credit exposure, to provide a measure of protection against defaults of issuers, to speculate on changes in credit quality and on asset-backed securities to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and as a substitute for investment in physical securities. The Fund entered into contracts for difference as a substitute for investment in physical securities.

JNL/BlackRock Global Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	—	94	140	—	2	236
Forward foreign currency contracts	—	—	—	179	—	179
[8] Variation margin on futures/futures options contracts	—	—	2	—	1	3
OTC swap agreements	—	425	50	—	—	475
OTC swap premiums paid	—	797	—	—	—	797
Total derivative instruments assets	—	1,316	192	179	3	1,690
Derivative instruments liabilities:
Written options, at value	—	16	69	—	—	85
Forward foreign currency contracts	—	—	—	463	—	463
[8] Variation margin on swap agreements	—	7	—	—	6	13
OTC swap agreements	—	600	41	—	—	641
OTC swap premiums received	—	1,162	—	—	—	1,162
Total derivative instruments liabilities	—	1,785	110	463	6	2,364
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	(295)	(420)	—	16	(699)
Written option contracts	—	94	(73)	—	(5)	16
Forward foreign currency contracts	—	—	—	3,334	—	3,334
Futures/futures options contracts	—	—	(463)	—	43	(420)
Swap agreements	—	(613)	(728)	—	538	(803)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	12	5	—	(12)	5
Written options	—	(1)	(14)	—	—	(15)
Forward foreign currency contracts	—	—	—	180	—	180
Futures/futures options contracts	—	—	3	—	(130)	(127)
Swap agreements	—	630	186	—	(68)	748

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/BlackRock Global Long Short Credit Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	70	(44)	(26)	—	80	—
BNP	80	(27)	—	53	—	—
BOA	36	(1)	(22)	13	—	22
CCI	44	(44)	—	—	—	—
CGM	11	—	—	11	—	—
CIT	50	—	—	50	—	—
CSI	31	(31)	—	—	—	—
GSC	162	(132)	—	30	—	—
JPM	106	(106)	—	—	—	—
MLP	54	(42)	—	12	—	—
MSC	36	(36)	—	—	—	—
Derivatives eligible for offset	680	(463)	(48)	169
Derivatives not eligible for offset	1,010				—	—
	1,690
Derivative Liabilities by Counterparty*
BCL	44	(44)	—	—	—	—
BNP	27	(27)	—	—	20	—
BOA	1	(1)	—	—	380	—
CCI	84	(44)	—	40	—	—
CIT	—	—	—	—	40	—
CSI	77	(31)	(46)	—	130	—
DUB	455	—	(380)	75	380	—
GSC	132	(132)	—	—	170	—
JPM	200	(106)	(50)	44	50	—
MLP	42	(42)	—	—	—	—
MSC	49	(36)	(13)	—	70	—
Derivatives eligible for offset	1,111	(463)	(489)	159
Derivatives not eligible for offset	1,253				237	—
	2,364

JNL/BlackRock Global Long Short Credit Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	674	11,899	179,457	8,693	—	66,182	6,595	5,042

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in foreign currencies and securities prices and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management and/or hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in securities prices, interest rates and currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure. The Fund entered into currency and cross-currency swap agreements as a means of risk management and/or hedging and to obtain directional exposure to currencies. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to speculate on changes in credit quality. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into forward volatility agreements to take a position on expectations of volatility of a reference entity. The Fund entered into non-deliverable bond forward contracts to obtain exposure to or hedge changes in interest rates.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	—	—	—	375	2,597	2,972
Forward foreign currency contracts	—	—	—	11,378	—	11,378
[8] Variation margin on swap agreements	—	14	—	—	159	173
OTC swap agreements	—	437	—	—	135	572
OTC swap premiums paid	—	3,569	—	—	—	3,569
Total derivative instruments assets	—	4,020	—	11,753	2,891	18,664
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	15,186	—	15,186
[8] Variation margin on futures/futures options contracts	—	—	—	—	20	20
[8] Variation margin on swap agreements	—	23	—	—	265	288
OTC swap agreements	—	1,989	—	—	54	2,043
OTC swap premiums received	—	2,874	—	—	—	2,874
Total derivative instruments liabilities	—	4,886	—	15,186	339	20,411
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	(378)	(944)	(383)	(1,705)
Written option contracts	—	—	—	679	—	679
Forward foreign currency contracts	—	—	—	(2,101)	—	(2,101)
Futures/futures options contracts	29	—	(378)	—	(733)	(1,082)
Swap agreements	—	(5,231)	(95)	211	(7,997)	(13,112)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(65)	1,599	41	1,575
Written options	—	—	—	(602)	—	(602)
Forward foreign currency contracts	—	—	—	620	—	620
Futures/futures options contracts	—	—	(125)	—	(297)	(422)
Swap agreements	—	1,322	—	934	3,264	5,520

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BNP	234	(234)	—	—	—	—
BOA	1,376	(293)	(1,083)	—	—	1,250
CGM	534	(45)	—	489	—	—
CIT	680	(680)	—	—	—	—
DUB	1,853	(1,853)	—	—	—	—
GSC	3,861	(3,861)	—	—	—	172
HSB	228	(81)	—	147	—	—
JPM	1,562	(1,562)	—	—	—	—
MSC	481	—	(481)	—	910	—
SCB	3,894	(3,512)	(144)	238	60	84
TDS	54	(54)	—	—	—	—
UBS	165	(165)	—	—	—	—
Derivatives eligible for offset	14,922	(12,340)	(1,708)	874
Derivatives not eligible for offset	3,742				—	—
	18,664
Derivative Liabilities by Counterparty*
BNP	3,140	(234)	(2,906)	—	—	3,499
BOA	293	(293)	—	—	—	—
CGM	45	(45)	—	—	—	—
CIT	1,098	(680)	(418)	—	—	520
DUB	1,961	(1,853)	(108)	—	—	215
GSC	4,832	(3,861)	—	971	—	—
HSB	81	(81)	—	—	—	—
JPM	1,904	(1,562)	(342)	—	—	409
SCB	3,512	(3,512)	—	—	—	—
TDS	103	(54)	—	49	—	—
UBS	260	(165)	(95)	—	—	126
Derivatives eligible for offset	17,229	(12,340)	(3,869)	1,020
Derivatives not eligible for offset	3,182				8,661	621
	20,411

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Forward Volatility Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Non-Deliverable Bond Forward Contracts ($)
Average monthly volume	4,304	412,851	1,047,559	774,498	38,620	226,231	1,615	631	5,793

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/PIMCO Investment Grade Corporate Bond Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in interest rates, inflation and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements to obtain credit exposure and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Investment Grade Corporate Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Purchased options, at value	—	—	—	—	30	30
Forward foreign currency contracts	—	—	—	189	—	189
[8] Variation margin on futures/futures options contracts	—	—	—	—	221	221
[8] Variation margin on swap agreements	—	3	—	—	8	11
OTC swap agreements	—	630	—	—	—	630
OTC swap premiums paid	—	288	—	—	—	288
Total derivative instruments assets	—	921	—	189	259	1,369
Derivative instruments liabilities:
Written options, at value	—	49	—	—	98	147
Forward foreign currency contracts	—	—	—	345	—	345
[8] Variation margin on swap agreements	—	2	—	—	41	43
OTC swap agreements	—	358	—	—	—	358
OTC swap premiums received	—	1,120	—	—	—	1,120
Total derivative instruments liabilities	—	1,529	—	345	139	2,013
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(194)	(194)
Written option contracts	—	13	—	22	525	560
Forward foreign currency contracts	—	—	—	791	—	791
Futures/futures options contracts	—	—	—	—	(1,126)	(1,126)
Swap agreements	—	1,063	(24)	—	(628)	411
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	116	116
Written options	—	(12)	—	2	(186)	(196)
Forward foreign currency contracts	—	—	—	473	—	473
Futures/futures options contracts	—	—	—	—	1,586	1,586
Swap agreements	—	(1,132)	—	—	(235)	(1,367)

JNL/PIMCO Investment Grade Corporate Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	84	(84)	—	—	—	—
BNP	132	(24)	—	108	—	—
BOA	66	(66)	—	—	—	—
CGM	62	(34)	—	28	—	—
CIT	1	(1)	—	—	—	—
CSI	29	(6)	—	23	—	—
DUB	55	(32)	(23)	—	30	—
GSC	326	(237)	—	89	—	—
JPM	17	(17)	—	—	—	—
MSC	35	(35)	—	—	—	—
SCB	16	(16)	—	—	—	—
UBS	26	(12)	—	14	—	—
Derivatives eligible for offset	849	(564)	(23)	262
Derivatives not eligible for offset	520				—	—
	1,369

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Liabilities by Counterparty*
BCL	85	(84)	—	1	—	—
BNP	24	(24)	—	—	—	—
BOA	104	(66)	—	38	—	—
CGM	34	(34)	—	—	—	—
CIT	50	(1)	—	49	—	—
CSI	6	(6)	—	—	—	—
DUB	32	(32)	—	—	—	—
GSC	237	(237)	—	—	—	253
JPM	22	(17)	—	5	—	—
MSC	189	(35)	(154)	—	—	218
SCB	55	(16)	—	39	—	—
UBS	12	(12)	—	—	—	—
Derivatives eligible for offset	850	(564)	(154)	132
Derivatives not eligible for offset	1,163				1,379	6,284
	2,013

JNL/PIMCO Investment Grade Corporate Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	783	59,060	95,270	50,998	—	66,032	932

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/PPM America Long Short Credit Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge foreign currency rates and changes in interest rates. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to manage credit exposure.

JNL/PPM America Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
[8] Variation margin on futures/futures options contracts	—	—	—	—	10	10
[8] Variation margin on swap agreements	—	1	—	—	—	1
OTC swap agreements	—	115	—	—	—	115
OTC swap premiums paid	—	313	—	—	—	313
Total derivative instruments assets	—	429	—	—	10	439
Derivative instruments liabilities:
[8] Variation margin on futures/futures options contracts	—	—	—	—	117	117
[8] Variation margin on swap agreements	—	2	—	—	—	2
OTC swap agreements	—	70	—	—	—	70
OTC swap premiums received	—	208	—	—	—	208
Total derivative instruments liabilities	—	280	—	—	117	397
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Futures/futures options contracts	—	—	—	(14)	1,964	1,950
Swap agreements	—	(117)	—	—	—	(117)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	20	(1,096)	(1,076)
Swap agreements	—	219	—	—	—	219

JNL/PPM America Long Short Credit Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	60	(30)	—	30	—	—
JPM	55	(40)	—	15	—	—
Derivatives eligible for offset	115	(70)	—	45
Derivatives not eligible for offset	324				—	—
	439
Derivative Liabilities by Counterparty*
CGM	30	(30)	—	—	—	—
JPM	40	(40)	—	—	—	—
Derivatives eligible for offset	70	(70)	—	—
Derivatives not eligible for offset	327				449	—
	397

JNL/PPM America Long Short Credit Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	60,182	—	—	—	26,815	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

JNL/T. Rowe Price Capital Appreciation Fund Derivative Strategies - The Fund entered into option contracts to generate income and to obtain exposure to or hedge changes in securities prices. The Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/T. Rowe Price Capital Appreciation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments liabilities:
Written options, at value	—	—	10,779	—	—	10,779
Total derivative instruments liabilities	—	—	10,779	—	—	10,779
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Purchased option contracts	—	—	2,330	—	—	2,330
Written option contracts	—	—	583	—	—	583
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(1,343)	—	—	(1,343)
Written options	—	—	18,562	—	—	18,562

JNL/T.Rowe Price Capital Appreciation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Liabilities by Counterparty*
BOA	1	—	—	1	—	—
CGM	5,751	—	—	5,751	—	—
CSI	1,954	—	—	1,954	—	—
DUB	302	—	—	302	—	—
GSC	1,528	—	—	1,528	—	—
JPM	1,016	—	—	1,016	—	—
MLP	146	—	—	146	—	—
RBC	81	—	—	81	—	—
Derivatives eligible for offset	10,779	—	—	10,779
Derivatives not eligible for offset	—				—	—
	10,779

JNL/T.Rowe Price Capital Appreciation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	10,912	—	273	—	—	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

JNL/Neuberger Berman Currency Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CIT	3,959	(3,959)	—	—	—	—
GSC	9,193	(5,513)	(3,680)	—	4,200	—
JPM	1,688	(1,688)	—	—	—	—
RBC	4,532	(2,475)	(1,090)	967	1,090	—
SCB	1,556	(799)	(757)	—	760	—
SSB	6,283	(3,281)	(2,760)	242	—	2,760
Derivatives eligible for offset	27,211	(17,715)	(8,287)	1,209
Derivatives not eligible for offset	—				—	—
	27,211
Derivative Liabilities by Counterparty*
CIT	5,026	(3,959)	(850)	217	850	—
GSC	5,513	(5,513)	—	—	—	—
JPM	2,368	(1,688)	(680)	—	800	—
RBC	2,475	(2,475)	—	—	—	—
SCB	799	(799)	—	—	—	—
SGB	8,626	—	(8,180)	446	8,180	—
SSB	3,281	(3,281)	—	—	—	—
Derivatives eligible for offset	28,088	(17,715)	(9,710)	663
Derivatives not eligible for offset	—				—	—
	28,088

1 Amounts eligible for offset are presented on a gross basis in the Statements of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statements of Assets and Liabilities.

3 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

6 The derivative instruments outstanding as of December 31, 2018, as disclosed in the Schedules of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2018, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

7 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

8 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 88 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the year is as follows: JNL/FAMCO Flex Core Covered Call Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy. JNL/Epoch Global Shareholder Yield Fund, JNL/Lazard International Strategic Equity Fund, JNL/VanEck International Gold Fund and JNL/WCM Focused International Equity Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contract’s trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. JNL/Neuberger Berman Currency Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy. JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund entered into futures contracts as a substitute for investment in physical securities and as an efficient means of obtaining exposure to certain markets as part of its investment strategy.

The derivative instruments outstanding as of December 31, 2018, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2018, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)
JNL/Epoch Global Shareholder Yield Fund	—	—	86
JNL/FAMCO Flex Core Covered Call Fund	2,818	—	—
JNL/Lazard International Strategic Equity Fund	—	—	6,850
JNL/Neuberger Berman Currency Fund	—	—	1,749,717
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	150,793	—
JNL/VanEck International Gold Fund	—	—	137
JNL/WCM Focused International Equity Fund	—	—	5,142

Pledged or Segregated Collateral. The following tables summarize cash and securities collateral pledged (in thousands) for Funds at December 31, 2018 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

		Futures Contracts
	Counterparties	Pledged or Segregated Cash($)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	GSC	11,933

		Securities Sold Short
	Lending Agent/Prime Broker	Pledged Cash($)	Segregated Securities($)
JNL/Nicholas Convertible Arbitrage Fund	UBS	49,401	41,310
JNL/PPM America Long Short Credit Fund	SSB	—	11,258

NOTE 7. INVESTMENT RISKS

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

Concentration Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Leverage Risk. Certain Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions may involve leverage of a Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Sanctioned Securities Risk. Certain Funds may invest in securities issued by companies located in Russia. The U.S. Government and other governments have placed sanctions on Russia. When sanctions are placed on a country, the Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Convertible Securities Risk. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Master Limited Partnership Risk. Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk. When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

The following schedules indicate the range of the advisory fee at various net asset levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (b-billions)				Administrative Fee (b-billions)
	$0 to $1b %	$1b to $3b %	$3b to $5b %	Over $5b %	$0 to $3b %	Over $3b %
JNL iShares Tactical Moderate Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL iShares Tactical Moderate Growth Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL iShares Tactical Growth Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL/AQR Risk Parity Fund	0.65	0.60	0.59	0.58	0.15	0.13
JNL/BlackRock Global Long Short Credit Fund	0.80	0.75	0.74	0.73	0.15	0.13
JNL/DFA U.S. Small Cap Fund	0.60	0.55	0.54	0.53	0.15	0.13
JNL/DoubleLine Total Return Fund	0.45	0.40	0.39	0.38	0.10	0.08
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund[1]	0.80 – 0.75	0.725	0.715	0.705	0.15	0.13
JNL/Epoch Global Shareholder Yield Fund[2]	0.575	0.55	0.54	0.53	0.15	0.13
JNL/FAMCO Flex Core Covered Call Fund	0.50	0.45	0.44	0.43	0.15	0.13
JNL/Lazard International Strategic Equity Fund	0.70	0.65	0.64	0.63	0.15	0.13
JNL/Neuberger Berman Currency Fund[2]	0.55	0.50	0.49	0.48	0.15	0.13
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund[3]	0.45	0.40	0.39	0.38	0.15	0.13
JNL/Nicholas Convertible Arbitrage Fund	0.725	0.70	0.69	0.68	0.15	0.13
JNL/PIMCO Investment Grade Corporate Bond Fund	0.35	0.30	0.29	0.28	0.10	0.08
JNL/PPM America Long Short Credit Fund	0.60	0.55	0.54	0.53	0.15	0.13
JNL/T. Rowe Price Capital Appreciation Fund[2]	0.575 – 0.55	0.55 – 0.53	0.52	0.51	0.15	0.13
JNL/The Boston Company Equity Income Fund	0.45	0.40	0.39	0.38	0.15	0.13
JNL/The London Company Focused U.S. Equity Fund[2]	0.575 – 0.55	0.50	0.49	0.48	0.15	0.13
JNL/VanEck International Gold Fund	0.70	0.65	0.64	0.63	0.15	0.13
JNL/WCM Focused International Equity Fund	0.70 – 0.65	0.65	0.64	0.63	0.15	0.13

1 Prior to April 30, 2018, for advisory fees, the range from $0 - $1 billion was 0.85 – 0.75%, the range from $1 - $3 billion was 0.725%, the range from $3 - $5 billion was 0.715% and over $5 billion was 0.705%.

2 Prior to April 30, 2018, for advisory fees, the range from $0 - $1 billion was 0.60%, the range from $1 - $3 billion was 0.55%, the range from $3 - $5 billion was 0.54% and over $5 billion was 0.53%.

3 Prior to April 30, 2018, for advisory fees, the range from $0 - $1 billion was 0.50%, the range from $1 - $3 billion was 0.45%, the range from $3 - $5 billion was 0.44% and over $5 billion was 0.43%.

Advisory Fee Waivers. Pursuant to a contractual fee waiver agreement, JNAM has agreed to waive 100% of advisory fees attributable to JNL/T. Rowe Price Capital Appreciation Fund’s investment in T. Rowe Price Institutional Floating Rate Fund, an affiliate of the Sub-Adviser. None of the waived advisory fees can be recaptured by JNAM.

Effective September 1, 2018, pursuant to a voluntary waiver agreement, JNAM agreed to waive advisory fees of 0.02% of average daily net assets exceeding $1 billion and up to $2 billion for JNL/T.Rowe Price Capital Appreciation Fund. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for the Funds is recorded as expense waiver in each Fund’s Statement of Operations.

Administrative Fee Waivers. Pursuant to a contractual waiver, JNAM agreed to waive 0.05% of the administrative fees of the Class I shares of JNL/DFA U.S. Small Cap Fund. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for the Fund is recorded as expense waiver in the Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A shares of the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Funds’ Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by the Funds is 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Affiliated Brokerage Commissions. During the year ended December 31, 2018, the following Fund paid brokerage fees to affiliates for the execution of purchases and sales of portfolio investments (in thousands): JNL/The Boston Company Equity Income Fund $2.

Payments from Affiliates. During the year ended December 31, 2018, the sub-adviser for JNL/BlackRock Global Long Short Credit Fund made a payment to the Fund as reimbursement for losses incurred due to a trading error. This payment is recorded as Payments from affiliates on the Fund’s Statement of Operations.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

Directed Brokerage Commissions. A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Board. Rule 17a-7 trades are executed at current market price at the time of the transaction. There were no 17a-7 transactions that were deemed significant by the Adviser during the year ended December 31, 2018.

Share Transactions. On September 25, 2017, JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund was sold from Class A shares and purchased into Class I shares. Proceeds from the sale of shares, cost of shares redeemed, shares sold and shares redeemed in the Statements of Changes in Net Assets includes the simultaneous redemption of Class A shares and purchase of Class I shares as follows (in thousands):

	Cost of shares redeemed($)	Shares redeemed	Proceeds from the sale of shares($)	Shares sold
JNL/BlackRock Global Long Short Credit Fund	(117,083)	(12,209)	117,083	12,209
JNL/DFA U.S. Small Cap Fund	(58,292)	(6,016)	58,292	6,016
JNL/DoubleLine Total Return Fund	(1,511,105)	(139,659)	1,511,105	139,659
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	(358,854)	(37,264)	358,854	37,264
JNL/Epoch Global Shareholder Yield Fund	(10,311)	(844)	10,311	844
JNL/FAMCO Flex Core Covered Call Fund	(2,023)	(169)	2,023	169
JNL/Neuberger Berman Currency Fund	(77,452)	(7,761)	77,452	7,761
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	(1,160)	(109)	1,160	109
JNL/Nicholas Convertible Arbitrage Fund	(115,949)	(11,503)	115,949	11,503
JNL/PIMCO Investment Grade Corporate Bond Fund	(200,200)	(17,185)	200,200	17,185
JNL/PPM America Long Short Credit Fund	(135,959)	(15,432)	135,959	15,432
JNL/T. Rowe Price Capital Appreciation Fund	(340,770)	(24,587)	340,770	24,587
JNL/The London Company Focused U.S. Equity Fund	(108,262)	(7,811)	108,262	7,811
JNL/VanEck International Gold Fund	(960)	(93)	960	93
JNL/WCM Focused International Equity Fund	(1,308,048)	(94,786)	1,308,048	94,786

NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 1, 2018, JNL iShares Tactical Funds were removed from the SCA. Also effective June 1, 2018, the Participating Funds may borrow up to $675,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 1, 2018, the amount available under the facility was $600,000,000. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. Effective June 1, 2018, these fees are allocated 22.2% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 77.8% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. Prior to June 1, 2018, the fees were allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed by the Funds under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. INCOME TAX MATTERS

Each Fund is a separate tax payer for federal income tax purposes. Each Fund intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Funds may also fully or partially satisfy their distribution requirements by

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

Reporting as a Consolidated Fund is not recognized for federal income tax purposes. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 and each CFC's taxable income is calculated separately from the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries may not be deductible by the Funds either in the current period or future periods.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trusts ("REIT”) securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consent dividends and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/DoubleLine Total Return Fund	(73,627)	73,627
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	(7)	7
JNL/FAMCO Flex Core Covered Call Fund	(4,891)	4,891
JNL/Neuberger Berman Currency Fund	(1,557)	1,557
JNL/Nicholas Convertible Arbitrage Fund	19,776	(19,776)
JNL/T. Rowe Price Capital Appreciation Fund	(144,654)	144,654
JNL/The Boston Company Equity Income Fund	3,298	(3,298)
JNL/VanEck International Gold Fund	6,322	(6,322)

At December 31, 2018, the following Funds had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
JNL/AQR Risk Parity Fund	548	236	784
JNL/BlackRock Global Long Short Credit Fund	11,039	15,981	27,020
JNL/DoubleLine Total Return Fund	19,331	11,171	30,502
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	1,180	8,102	9,282
JNL/Epoch Global Shareholder Yield Fund	940	—	940
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	23	23
JNL/PIMCO Investment Grade Corporate Bond Fund	4,135	3,612	7,747
JNL/PPM America Long Short Credit Fund	1,128	31,974	33,102
JNL/VanEck International Gold Fund	16,127	49,843	65,970

As of December 31, 2018, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL iShares Tactical Moderate Fund	139,740	3,014	(3,532)	(518)
JNL iShares Tactical Moderate Growth Fund	284,190	10,239	(6,083)	4,156
JNL iShares Tactical Growth Fund	209,155	9,089	(6,365)	2,724
JNL/AQR Risk Parity Fund	25,625	91	(460)	(369)
JNL/BlackRock Global Long Short Credit Fund
Long Investments	85,803	317	(7,703)	(7,386)
Short Investments	7,629	235	(43)	192
JNL/DFA U.S. Small Cap Fund	103,807	11,981	(18,950)	(6,969)
JNL/DoubleLine Total Return Fund	2,248,462	33,861	(33,861)	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	233,804	8,747	(18,665)	(9,918)
JNL/Epoch Global Shareholder Yield Fund	30,819	2,184	(3,701)	(1,517)
JNL/FAMCO Flex Core Covered Call Fund	146,404	13,744	(16,106)	(2,362)
JNL/Lazard International Strategic Equity Fund	171,203	4,956	(18,542)	(13,586)
JNL/Neuberger Berman Currency Fund	92,666	1	(1)	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	153,685	14	(811)	(797)
JNL/Nicholas Convertible Arbitrage Fund
Long Investments	159,601	4,756	(8,804)	(4,048)
Short Investments	53,451	8,027	(3,978)	4,049

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/PIMCO Investment Grade Corporate Bond Fund	504,125	3,284	(19,683)	(16,399)
JNL/PPM America Long Short Credit Fund
Long Investments	89,693	185	(4,936)	(4,751)
Short Investments	7,735	338	—	338
JNL/T. Rowe Price Capital Appreciation Fund	3,576,012	152,938	(154,448)	(1,510)
JNL/The Boston Company Equity Income Fund	266,974	10,879	(10,927)	(48)
JNL/The London Company Focused U.S. Equity Fund	77,726	15,274	(4,825)	10,449
JNL/VanEck International Gold Fund	60,608	7,331	(11,433)	(4,102)
JNL/WCM Focused International Equity Fund	1,225,334	212,439	(75,636)	136,803

As of December 31, 2018, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/AQR Risk Parity Fund
Futures/Futures Options Contracts	239	389	(711)	(322)
Forward Foreign Currency Contracts	27	—	—	—
Swap Agreements	—	7	(9)	(2)
JNL/BlackRock Global Long Short Credit Fund
Futures/Futures Options Contracts	(24)	—	—	—
Forward Foreign Currency Contracts	(284)	—	—	—
Swap Agreements	(318)	593	(669)	(76)
Purchased Options	343	44	(151)	(107)
Written Options	(77)	40	(48)	(8)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Futures/Futures Options Contracts	(297)	182	(328)	(146)
Forward Foreign Currency Contracts	(3,274)	11,378	(11,912)	(534)
Swap Agreements	91	4,196	(6,714)	(2,518)
Purchased Options	3,231	40	(299)	(259)
JNL/ Epoch Global Shareholder Yield Fund
Forward Foreign Currency Contracts	—	—	—	—
JNL/FAMCO Flex Core Covered Call Fund
Written Options	(3,923)	1,332	(489)	843
JNL/Lazard International Strategic Equity Fund
Forward Foreign Currency Contracts	2	—	—	—
JNL/Neuberger Berman Currency Fund
Forward Foreign Currency Contracts	(877)	—	—	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Futures/Futures Options Contracts	—	2,054	(14,826)	(12,772)
JNL/PIMCO Investment Grade Corporate Bond Fund
Futures/Futures Options Contracts	1,605	—	—	—
Forward Foreign Currency Contracts	(176)	189	(169)	20
Swap Agreements	(677)	725	(1,569)	(844)
Purchased Options	216	—	(186)	(186)
Written Options	(277)	203	(73)	130
JNL/PPM America Long Short Credit Fund
Futures/Futures Options Contracts	(776)	—	—	—
Swap Agreements	103	202	(94)	108
JNL/T. Rowe Price Capital Appreciation Fund
Written Options	(17,291)	9,368	(2,856)	6,512
JNL/WCM Focused International Equity Fund
Forward Foreign Currency Contracts	(1)	—	—	—

As of December 31, 2018, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL iShares Tactical Moderate Fund	2,874	1,725	(519)	—
JNL iShares Tactical Moderate Growth Fund	5,432	4,016	4,153	—
JNL iShares Tactical Growth Fund	4,010	4,597	2,720	—
JNL/AQR Risk Parity Fund	269	—	(22,273)	(784)
JNL/BlackRock Global Long Short Credit Fund	7,786	—	(7,389)	(27,020)
JNL/DFA U.S. Small Cap Fund	3,969	7,838	(6,976)	—
JNL/DoubleLine Total Return Fund	—	—	(21)	(30,502)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	4,279	—	(14,429)	(9,282)
JNL/Epoch Global Shareholder Yield Fund	1,046	—	(1,518)	(940)
JNL/FAMCO Flex Core Covered Call Fund	—	—	(13,065)	—
JNL/Lazard International Strategic Equity Fund	632	1,200	(13,589)	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/Neuberger Berman Currency Fund	—	—	(14)	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	2,348	—	(103,901)	(23)
JNL/Nicholas Convertible Arbitrage Fund	—	—	(28)	—
JNL/PIMCO Investment Grade Corporate Bond Fund	16,223	—	(17,276)	(7,746)
JNL/PPM America Long Short Credit Fund	4,177	—	(4,305)	(33,102)
JNL/T. Rowe Price Capital Appreciation Fund	—	—	3,556	—
JNL/The Boston Company Equity Income Fund	—	—	(3)	—
JNL/The London Company Focused U.S. Equity Fund	1,473	11,841	10,449	—
JNL/VanEck International Gold Fund	—	—	(4,330)	(65,970)
JNL/WCM Focused International Equity Fund	8,273	56,745	136,793	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL iShares Tactical Moderate Fund	2,670	245	—
JNL iShares Tactical Moderate Growth Fund	6,183	2,514	—
JNL iShares Tactical Growth Fund	4,405	1,240	—
JNL/AQR Risk Parity Fund	2,094	1,209	—
JNL/DFA U.S. Small Cap Fund	1,367	14,921	—
JNL/DoubleLine Total Return Fund	76,392	—	—
JNL/Epoch Global Shareholder Yield Fund	1,900	—	—
JNL/FAMCO Flex Core Covered Call Fund	11,532	98	—
JNL/Lazard International Strategic Equity Fund	500	—	—
JNL/Neuberger Berman Currency Fund	3,313	—	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	909	—	—
JNL/Nicholas Convertible Arbitrage Fund	4,000	—	—
JNL/PIMCO Investment Grade Corporate Bond Fund	15,243	1,697	—
JNL/PPM America Long Short Credit Fund	3,611	—	—
JNL/T. Rowe Price Capital Appreciation Fund	80,688	35,537	—
JNL/The Boston Company Equity Income Fund	6,282	8,652	—
JNL/The London Company Focused U.S. Equity Fund	906	12,172	—
JNL/VanEck International Gold Fund	2,719	—	—
JNL/WCM Focused International Equity Fund	6,504	36,144	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2018.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL iShares Tactical Moderate Fund	1,818	—
JNL iShares Tactical Moderate Growth Fund	3,886	—
JNL iShares Tactical Growth Fund	2,595	—
JNL/AQR Risk Parity Fund	1,673	653
JNL/BlackRock Global Long Short Credit Fund	3,023	—
JNL/DFA U.S. Small Cap Fund	1,133	2,952
JNL/DoubleLine Total Return Fund	66,372	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	14,261	—
JNL/Epoch Global Shareholder Yield Fund	2,971	—
JNL/FAMCO Flex Core Covered Call Fund	4,746	509
JNL/Lazard International Strategic Equity Fund	1,201	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	2,775	—
JNL/Nicholas Convertible Arbitrage Fund	9,877	—
JNL/PIMCO Investment Grade Corporate Bond Fund	10,534	—
JNL/PPM America Long Short Credit Fund	6,255	—
JNL/T. Rowe Price Capital Appreciation Fund	24,107	7,101
JNL/The Boston Company Equity Income Fund	2,750	2,168
JNL/The London Company Focused U.S. Equity Fund	1,027	—
JNL/VanEck International Gold Fund	2,740	—
JNL/WCM Focused International Equity Fund	3,902	986

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2018

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2015, 2016, 2017 and 2018, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2018.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Advisory Fees. Effective April 29, 2019, the board has approved the reduction of advisory fees to the following ranges based on net assets indicated for the following Funds.

	Advisory Fee (b-billions)
	$0 to $1b %	$1b to $3b %	$3b to $5b %	Over $5b %
JNL/T. Rowe Price Capital Appreciation Fund	0.575 – 0.55	0.53	0.52	0.51

Advisory Fee Waivers. Effective April 29, 2019 the voluntary waiver agreement for JNL/T. Rowe Price Capital Appreciation Fund will be discontinued. The waived portion of advisory fees for the Fund will be converted to a reduction in advisory fees.

Fund Name Changes. Effective June 24, 2019, the names will change for the following Funds:

Existing Fund Name	Effective June 24, 2019 Fund Name:
JNL/The Boston Company Equity Income Fund	JNL/Mellon Equity Income Fund
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Neuberger Berman Commodity Strategy Fund
JNL/PIMCO Investment Grade Corporate Bond Fund	JNL/PIMCO Investment Grade Credit Bond Fund

Mergers. The following mergers will be effective after close of business on June 21, 2019, for the Funds indicated. The mergers are subject to approval by the acquired Fund’s shareholders.

Acquired Fund	Acquiring Fund
JNL/AQR Risk Parity Fund	JNL/T. Rowe Price Managed Volatility Balanced Fund*
JNL/BlackRock Global Long Short Credit Fund	JNL/Crescent High Income Fund*
JNL/Epoch Global Shareholder Yield Fund	JNL/The Boston Company Equity Income Fund
JNL/PPM America Long Short Credit Fund	JNL/PPM America High Yield Bond Fund*
*The acquiring Fund is a series of JNL Series Trust and advised by JNAM.

Tax Status. At a meeting held on December 12, 2018, the Board approved changing the federal income tax status from a RIC to a partnership effective January 1, 2019 for the following Funds: JNL/DoubleLine Total Return Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Neuberger Berman Currency Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/The Boston Company Equity Income Fund and JNL/VanEck International Gold Fund. Effective January 1, 2019, each Fund’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. In addition, each Fund will not be able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any, after December 31, 2018. The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Funds have not changed in connection with this tax status change. Such a conversion will not impact the contract holders of the separate accounts which own the Funds.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of each series within Jackson Variable Series Trust Sub-Advised Funds including JNL iShares Tactical Moderate Fund (name changed from JNL Tactical ETF Moderate Fund), JNL iShares Tactical Moderate Growth Fund (name changed from JNL Tactical ETF Moderate Growth Fund), JNL iShares Tactical Growth Fund (name changed from JNL Tactical ETF Growth Fund), JNL/AQR Risk Parity Fund, JNL/BlackRock Global Long Short Credit Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine® Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Epoch Global Shareholder Yield Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Lazard International Strategic Equity Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PIMCO Investment Grade Corporate Bond Fund (name changed from JNL/PIMCO Credit Income Fund), JNL/PPM America Long Short Credit Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/The Boston Company Equity Income Fund, JNL/The London Company Focused U.S. Equity Fund, JNL/VanEck International Gold Fund and JNL/WCM Focused International Equity Fund (the “Funds”) , including the schedules of investments or summary schedules of investments, where applicable, as of December 31, 2018, the related statements of operations for the year then ended and the statement of cash flows with respect to JNL/PIMCO Investment Grade Corporate Bond Fund, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, JNL/PIMCO Investment Grade Corporate Bond Fund’s cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in Note 11, Subsequent Events, mergers of JNL/AQR Risk Parity Fund into JNL/T. Rowe Price Managed Volatility Balanced Fund, a series of the JNL Series Trust, JNL/BlackRock Global Long Short Credit Fund into JNL/Crescent High Income Fund, a series of the JNL Series Trust, JNL/Epoch Global Shareholder Yield Fund into JNL/The Boston Company Equity Income Fund and JNL/PPM America Long Short Credit Fund into JNL/PPM America High Yield Bond Fund, a series of the JNL Series Trust, will be effective after the close of business on June 21, 2019 subject to approval by the acquired Funds’ shareholders.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 25, 2019

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2018

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†
JNL iShares Tactical Moderate Fund
Class A	0.65	1,000.00	950.30	3.20	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	951.80	1.72	1,000.00	1,023.44	1.79
JNL iShares Tactical Moderate Growth Fund
Class A	0.65	1,000.00	929.30	3.16	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	930.90	1.70	1,000.00	1,023.44	1.79
JNL iShares Tactical Growth Fund
Class A	0.65	1,000.00	907.50	3.13	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	909.00	1.68	1,000.00	1,023.44	1.79
JNL/AQR Risk Parity Fund
Class A	1.10	1,000.00	942.30	5.39	1,000.00	1,019.66	5.60
Class I	0.73	1,000.00	943.50	3.58	1,000.00	1,021.53	3.72
JNL/BlackRock Global Long Short Credit Fund
Class A	2.58	1,000.00	985.50	12.91	1,000.00	1,012.20	13.09
Class I	2.37	1,000.00	987.60	11.87	1,000.00	1,013.26	12.03
JNL/DFA U.S. Small Cap Fund
Class A	1.06	1,000.00	821.10	4.87	1,000.00	1,019.86	5.40
Class I	0.71	1,000.00	822.60	3.26	1,000.00	1,021.63	3.62
JNL/DoubleLine Total Return Fund
Class A	0.82	1,000.00	1,018.00	4.17	1,000.00	1,021.07	4.18
Class I	0.52	1,000.00	1,020.10	2.65	1,000.00	1,022.58	2.65
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Class A	1.26	1,000.00	946.80	6.18	1,000.00	1,018.85	6.41
Class I	0.96	1,000.00	949.00	4.72	1,000.00	1,020.37	4.89
JNL/Epoch Global Shareholder Yield Fund
Class A	1.02	1,000.00	949.80	5.01	1,000.00	1,020.06	5.19
Class I	0.82	1,000.00	951.00	4.03	1,000.00	1,021.07	4.18
JNL/FAMCO Flex Core Covered Call Fund
Class A	0.95	1,000.00	919.20	4.60	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	920.50	3.15	1,000.00	1,021.93	3.31
JNL/Lazard International Strategic Equity Fund
Class A	1.15	1,000.00	886.80	5.47	1,000.00	1,019.41	5.85
Class I	0.85	1,000.00	888.30	4.05	1,000.00	1,020.92	4.33
JNL/Neuberger Berman Currency Fund
Class A	1.00	1,000.00	1,004.10	5.05	1,000.00	1,020.16	5.09
Class I	0.70	1,000.00	1,005.40	3.54	1,000.00	1,021.68	3.57
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Class A	0.91	1,000.00	870.40	4.29	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	871.40	2.88	1,000.00	1,022.13	3.11
JNL/Nicholas Convertible Arbitrage Fund
Class A	1.35	1,000.00	992.50	6.78	1,000.00	1,018.40	6.87
Class I	1.05	1,000.00	994.80	5.28	1,000.00	1,019.91	5.35

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2018

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†
JNL/PIMCO Investment Grade Corporate Bond Fund
Class A	0.93	1,000.00	1,006.20	4.70	1,000.00	1,020.52	4.74
Class I	0.63	1,000.00	1,008.40	3.19	1,000.00	1,022.03	3.21
JNL/PPM America Long Short Credit Fund
Class A	1.44	1,000.00	972.70	7.16	1,000.00	1,017.95	7.32
Class I	1.14	1,000.00	973.40	5.67	1,000.00	1,019.46	5.80
JNL/T. Rowe Price Capital Appreciation Fund
Class A	0.99	1,000.00	980.70	4.94	1,000.00	1,020.21	5.04
Class I	0.69	1,000.00	982.10	3.45	1,000.00	1,021.73	3.52
JNL/The Boston Company Equity Income Fund
Class A	0.91	1,000.00	908.10	4.38	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	910.00	2.94	1,000.00	1,022.13	3.11
JNL/The London Company Focused U.S. Equity Fund
Class A	1.02	1,000.00	902.70	4.89	1,000.00	1,020.06	5.19
Class I	0.72	1,000.00	903.50	3.45	1,000.00	1,021.58	3.67
JNL/VanEck International Gold Fund
Class A	1.15	1,000.00	895.00	5.49	1,000.00	1,019.41	5.85
Class I	0.85	1,000.00	897.00	4.06	1,000.00	1,020.92	4.33
JNL/WCM Focused International Equity Fund
Class A	1.11	1,000.00	900.90	5.32	1,000.00	1,019.61	5.65
Class I	0.81	1,000.00	902.50	3.88	1,000.00	1,021.12	4.13

‡ The expenses or expense waivers for the Funds’ Class I shares was $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares was $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net expenses during the period for Class I shares can be less than or more than the anticipated ratios of net expenses to average net assets depending on the net assets of Class I shares during the period.

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center) (2) by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (52) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (4/2015 to present) President and Chief Executive Officer (8/2014 to present)	163

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric O. Anyah (51) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Michael J. Bouchard (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity Holding Corporation (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director and Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Crowley, Jr. (73) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2018 to present) Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Michelle Engler (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John W. Gillespie (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to present)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present), Board Chair (2/2016 to present), and Audit Committee Chair (2/2012 to 2/2016), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017), and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Mark S. Wehrle (61) 1 Corporate Way Lansing, MI 48951	Trustee [2] (7/2013 to present)	163
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward C. Wood (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (63) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	163
Principal Occupation(s) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to 8/2018)
Other Directorships Held by Trustee During Past 5 Years: None
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

3  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present and 3/2016 to 7/2018); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (46) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to present); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present and 8/2012 to 7/2018); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Richard J. Gorman (53) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (44) 1 Corporate Way Lansing, MI 48951	Vice President (5/2014 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President, Investment Management of JNAM (10/2012 to 6/2014); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (11/2012 to present and 11/2012 to 7/2018)

Daniel W. Koors (48) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Treasurer & Chief Financial Officer (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (12/2006 to present and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 9/2016 to 7/2018); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (43) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (6/2012 to present and 8/2012 to 7/2018)

Adam C. Lueck (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Senior Attorney of JNAM (2/2018 to present); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present and 3/2018 to 7/2018); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (10/2013 to 10/2015)

Mia K. Nelson (36) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (8/2017 to present and 8/2017 to 7/2018)

Joseph B. O’Boyle (56) 1 Corporate Way Lansing, MI 48951

Vice President

(1/2018 to present)

Acting Chief Compliance Officer

(5/2018 to 8/2018)

Acting Anti-Money Laundering Officer

(5/2018 to 8/2018)

Chief Compliance Officer

(5/2012 to 1/2018)

Anti-Money Laundering Officer

(12/2/2015 to 1/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Susan S. Rhee (47) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (2/2004 to present and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2018:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah	$16,572	$0	$0	$318,500 [3]
Michael Bouchard	$17,457	$0	$0	$335,500
Ellen Carnahan	$17,093	$0	$0	$328,500[4]
William J. Crowley, Jr.[2]	$20,371	$0	$0	$391,500[5]
Michelle Engler	$15,584	$0	$0	$299,500
John Gillespie	$17,093	$0	$0	$328,500[6]
William R. Rybak	$17,977	$0	$0	$345,500
Mark S. Wehrle	$16,572	$0	$0	$318,500[7]
Edward Wood	$17,093	$0	$0	$328,500[8]
Patricia Woodworth	$16,312	$0	$0	$313,500

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,308,000.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3 Amount includes $120,850 deferred by Mr. Anyah.

4  Amount includes $164,250 deferred by Ms. Carnahan.

5  Amount includes $195,750 deferred by Mr. Crowley.

6  Amount includes $164,250 deferred by Mr. Gillespie.

7 Amount includes $63,700 deferred by Mr. Wehrle.

8 Amount includes $164,250 deferred by Mr. Wood.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

Jackson Variable Series Trust

Results of Special Meeting of Shareholders

On July 12, 2018, a special meeting of shareholders of the JNL Real Assets Fund of the Jackson Variable Series Trust (“JVST”) was held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951. The special meeting was held for the following purpose (and with the following result):

Proposals:	FOR	AGAINST	ABSTAIN	TOTAL
1. To approve the Plan of Reorganization, adopted by JVST’s Board of Trustees, which provides for the reorganization of the JNL Real Assets Fund into the JNL/PIMCO Real Return Fund, a series of the JNL Series Trust.	1,147,572.458	18,413.131	44,064.734	1,210,050.323

Additionally, on July 12, 2018, a special meeting of shareholders of the JNL Interest Rate Opportunities Fund of JVST was held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951. The special meeting was held for the following purpose (and with the following result):

Proposals:	FOR	AGAINST	ABSTAIN	TOTAL
1. To approve the Plan of Reorganization, adopted by JVST’s Board of Trustees, which provides for the reorganization of the JNL Interest Rate Opportunities Fund into the JNL Conservative Allocation Fund, also a series of JVST.	3,571,194.656	56,539.854	324,458.197	3,952,192.708

Jackson Variable Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines annually whether to approve the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and sub-advisory agreements (“Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Advisers”).

At in-person meetings held on June 4-6, 2018 and August 27-29, 2018, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2019.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to the JNAM or each Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for its decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemptive order, as well as its provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds and responsibilities of JNAM’s and the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations and other relevant information pertaining to both JNAM and each Sub-Adviser.  The Board considered compliance reports about JNAM and each Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by its Sub-Adviser under the respective Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by management.  The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index.  For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time. The performance data was provided by an independent data service and is presented here on a gross basis for each sub-advised Fund and on a net basis for each Fund of Funds (except for that of JNL iShares Tactical Growth Fund (formerly, JNL Tactical ETF Growth Fund), JNL iShares Tactical Moderate Fund (formerly, JNL Tactical ETF Moderate Fund) and JNL iShares Tactical Moderate Growth Fund (formerly, JNL Tactical ETF Moderate Growth Fund), which is presented on a gross basis).  The performance reviewed by the Board was for the periods ended December 31, 2017, unless otherwise noted.  When available, the Board considered one-, three-, five- and ten-year performance.

The Board noted that JNAM has served as the Funds’ investment adviser since only April 27, 2015, following approval by each Fund’s shareholders.

JNL/American Funds® Global Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds® Growth Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and peer group for the three-year period (ranking in the 14th percentile), though it underperformed its peer group for the other periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreement.

JNL/AQR Risk Parity Fund. The Board considered that the Fund underperformed its blended benchmark and peer group for all periods. The Board also considered that the Fund outperformed its blended benchmark and peer group for calendar years 2016 and 2014 (ranking in the 20th and 19th percentiles of its peer group, respectively). The Board took into account the Fund’s recent performance, noting that, as of June 30, 2018, the Fund outperformed its blended benchmark for the three-month and one-year periods and peer group for the three-month period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Long Short Credit Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its peer group for the same periods. The Board further considered that, as of March 31, 2018, the Fund outperformed its benchmark for the quarter, one-, three-year and since-inception periods, and outperformed its peer group for the quarter, one-year and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Conservative Allocation Fund.  The Board considered that the Fund outperformed its custom peer group (ranking in the 27th percentile) and blended benchmark for the one-year period, though it underperformed both for the other periods. The Board also considered that the Fund outperformed its blended benchmark for the year-to-date, one- and three-year periods ended June 30, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/DFA U.S. Small Cap Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board further considered that JNAM implemented investment strategy changes for the Fund, effective September 25, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine Total Return Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund and JNL/PPM America Long Short Credit Fund. The Board considered that each Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Board considered that the Fund outperformed its benchmark and custom peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Epoch Global Shareholder Yield Fund. The Board considered that the Fund underperformed its benchmark and peer group for all periods. The Board noted, however, that the Fund outperformed its peer group in 2016 and 2014 (ranking in the 27th and 18th percentiles, respectively), and outperformed its benchmark during the same periods. The Board further considered JNAM’s assertion that it is comfortable with the sub-adviser’s investment approach and ability to outperform the Fund’s benchmark and peer group in certain environments. The Board concluded that it will continue to monitor the Fund’s performance while it considers strategic alternatives to address performance and that, in the meantime, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/FAMCO Flex Core Covered Call Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed its benchmark for the same periods. The Board further considered that the Fund outperformed its peer group in three out of the past four calendar years and benchmark in three out of the past five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Institutional Alt 100 Fund.  The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund outperformed its benchmark for the five-year period and, while the Fund underperformed for the other periods, it was within five basis points of the benchmark for the one-year period. The Board also observed that the Fund outperformed its peer group for the one-year period, though it underperformed for the other periods. The Board further considered that the Fund outperformed its benchmark and peer group for the year-to-date and one-year periods ended June 30, 2018. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL iShares Tactical Growth Fund (formerly, JNL Tactical ETF Growth Fund), JNL iShares Tactical Moderate Fund (formerly, JNL Tactical ETF Moderate Fund) and JNL iShares Tactical Moderate Growth Fund (formerly, JNL Tactical ETF Moderate Growth Fund). The Board considered that each Fund outperformed its blended benchmark and custom peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Lazard International Strategic Equity Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its peer group for these periods. The Board further considered that, as of March 31, 2018, the Fund outperformed its benchmark for the one- and three-year periods and its peer group for the one-year period (ranking in the 23rd percentile). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Moderate Allocation Fund. The Board considered that the Fund outperformed its blended benchmark for the five-year period, though it underperformed for the other periods. The Board observed that the Fund’s performance was equal to its custom peer group for the five-year period, though it underperformed for the other periods. The Board took into account that JNAM had implemented investment strategy changes for the Fund, effective September 25, 2017. The Board further considered the Fund’s recent performance, noting that the Fund outperformed its blended benchmark and custom peer group (ranking in the 25th percentile) for the year-to-date as of March 31, 2018, which represented performance under the revised investment strategy. The Board also took into account that because JNAM began managing the Fund in April 2015, the Fund's longer-term performance record includes the performance of a prior investment adviser. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Neuberger Berman Currency Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and peer group for the five-year period, though it underperformed its peer group for the other periods. The Board further considered that, as of June 30, 2018, the Fund outperformed its benchmark for the year-to-date, one-, three- and five-year periods, and that the Fund outperformed its peer group for the year-to-date, one- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Nicholas Convertible Arbitrage Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and outperformed its peer group for the one-year period, though it underperformed its peer group for the other periods. The Board further considered that, as of March 31, 2018, the Fund outperformed its benchmark and peer group for the year-to-date and one-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Investment Grade Corporate Bond Fund (formerly, JNL/PIMCO Credit Income Fund). The Board considered that the Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/The Boston Company Equity Income Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/The London Company Focused U.S. Equity Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three-year period (ranking in the 21st percentile of its peer group), though it underperformed for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Capital Appreciation Fund. The Board considered that the Fund outperformed its blended benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/VanEck International Gold Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and outperformed its peer group for the one- and five-year periods (though it underperformed its peer group for the three-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods. The Board also considered that the Fund outperformed its peer group for the three-year period (ranking in the 6th percentile of its peer group), though it underperformed for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s), as applicable.  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  The Board considered each Fund’s total expense ratio and compared that to the average total expense ratio of the peer group. For certain Funds, the Board considered the total expense ratio without the inclusion of, where applicable, transfer agency and Rule 12b-1 fees. This consideration was based on JNAM’s assertion that, due to the composition of certain peer groups that contain both retail and variable annuity funds, the total expense ratio (excluding transfer agency and Rule 12b-1 fees) was a more meaningful source of comparative information. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time.

The Board also took into account that various fee reductions and other fee changes were implemented for certain Funds on September 25, 2017, January 1, 2018, April 30, 2018 and will be implemented on September 1, 2018 and April 29, 2019. It noted that these reductions will serve to further reduce certain Funds’ advisory fees, sub-advisory fees, and/or total expense ratios.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL/American Funds® Global Growth Fund. The Board considered that the Fund's total expense ratio (including Master Fund expenses) is lower than its peer group average, though the Fund's advisory fee is higher than its peer group average. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds® Growth Fund. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is lower than the peer group average, though the advisory fee is higher than the peer group average. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/AQR Risk Parity Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PIMCO Investment Grade Corporate Bond Fund (formerly, JNL/PIMCO Credit Income Fund) and JNL/PPM America Long Short Credit Fund. The Board noted that each Fund's advisory fee, sub-advisory fee and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/BlackRock Global Long Short Credit Fund. The Board noted that the Fund's total expense ratio and sub-advisory fee are lower than their respective peer group averages and the Fund’s advisory fee is only one basis point higher than its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Conservative Allocation Fund. The Board noted that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than its peer group average and while the Fund’s advisory fee is higher than its peer group average, it is within four basis points of the peer group average. The Board also considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2018, which will convert to a contractual advisory fee reduction effective April 29, 2019. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA U.S. Small Cap Fund. The Board noted that the Fund's advisory fee is lower than the peer group average, though the sub-advisory fee is higher than the peer group average. The Board also considered that the total expense ratio is only two basis points higher than the peer group average and that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions effective September 25, 2017. The Board further took into account JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is lower than the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine Total Return Fund. The Board considered that the Fund’s advisory fee is only four basis points higher and total expense ratio is only two basis points higher than their respective peer group averages. The Board also considered that, in September 2017, the Fund, in conversations with the Board, implemented additional advisory fee breakpoints, which will serve to reduce the Fund’s total expense ratio if the Fund’s assets grow. The Board also considered the Fund’s sub-advisory fee and that the Fund does not have any sub-advised funds within its peer group. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than their respective peer group averages. The Board also considered that JNAM, in conversations with the Board, implemented an advisory fee reduction, effective April 30, 2018, and a sub-advisory fee reduction, effective January 1, 2018. The Board took into account JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is lower than the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Epoch Global Shareholder Yield Fund. The Board noted that the Fund's advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered the Fund’s sub-advisory fee and that the Fund does not have any sub-advised funds within its peer group. The Board further considered that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions on April 30, 2018 and that the additional advisory fee breakpoints JNAM implemented on September 25, 2017 will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board also took into account JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is below the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Institutional Alt 100 Fund. The Board noted that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than its peer group average and the Fund’s advisory fee is only four basis points higher than its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL iShares Tactical Growth Fund (formerly, JNL Tactical ETF Growth Fund), JNL iShares Tactical Moderate Fund (formerly, JNL Tactical ETF Moderate Fund) and JNL iShares Tactical Moderate Growth Fund (formerly, JNL Tactical ETF Moderate Growth Fund). The Board considered that each Fund's advisory and sub-advisory fees are lower than the respective peer group averages and each Fund’s total expense ratio (including underlying expenses) is equal to its peer group average. The Board noted that each Fund's advisory fee was in the 20th percentile and each Fund’s sub-advisory fee was in the top percentile of its peer group. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Lazard International Strategic Equity Yield Fund. The Board considered that, while the Fund’s advisory fee and sub-advisory fee are higher than their respective peer group averages, the Fund’s total expense ratio is lower than its respective peer group average. The Board also noted that JNAM, in conversations with the Board, implemented additional advisory fee breakpoints on September 25, 2017 that will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Moderate Allocation Fund. The Board noted that the Fund’s advisory and total expense ratio (excluding underlying Fund expenses) is lower than its peer group average. The Board considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2018, which will convert to a contractual advisory fee reduction effective April 29, 2019. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Currency Fund and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund. The Board considered that each Fund’s advisory fee and total expense ratio are higher than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions for each Fund effective April 30, 2018. The Board also considered JNAM’s representation that each Fund’s proforma total expense ratio, as of April 30, 2018, is lower than the respective peer group average as of December 31, 2017. The Board also considered each Fund’s sub-advisory fee and noted that there were no other sub-advised Funds in either peer group. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/The Boston Company Equity Income Fund. The Board considered that the Fund's advisory fee is lower than the peer group average and the total expense ratio is only four points higher than the peer group average. The Board also considered the Fund’s sub-advisory fee and noted that there were no other sub-advised Funds in the peer group. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/The London Company Focused U.S. Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions effective April 30, 2018. The Board took into account JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is within five basis points of the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Capital Appreciation Fund. The Board noted that the Fund's advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board also noted that JNAM, in conversations with the Board, implemented an advisory fee reduction, effective April 30, 2018, and a voluntary advisory fee waiver, effective September 1, 2018, which will convert to a contractual fee reduction, effective April 29, 2019. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/VanEck International Gold Fund. The Board noted that the Fund's advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board took into account JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is within five basis points of the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered JNAM’s representation that the Fund’s proforma total expense ratio, as of April 30, 2018, is equal to the peer group average as of December 31, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase.  Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders.  The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser.  The Board also considered JNAM’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds.  The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages.  The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that the Sub-Adviser is not required to participate in the meetings and that recommendations to hire or fire the Sub-Adviser are not influenced by the Sub-Adviser’s willingness to participate in the meetings. In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of JNAM and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.   Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s).

Supplement Dated November 14, 2018

To The Prospectus Dated April 30, 2018

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/Nicholas Convertible Arbitrage Fund, please add the following:

• Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

This Supplement is dated November 14, 2018.

(To be used with JMV8037 04/18, JMV8037BE 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955 04/18, JMV17955NY 04/18, JMV18691 04/18, JMV18691NY 04/18, and JMV18692 04/18.)

CMV21566 11/18

Supplement Dated January 9, 2019

To The Prospectus Dated April 30, 2018

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective January 2, 2019, all references to BNY Mellon Asset Management North American Corporation are changed to Mellon Investments Corporation.

Effective January 2, 2019, all references to BNYM AMNA are changed to Mellon.

This Supplement is dated January 9, 2019.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC5995 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, and NV3784 04/18.)

CMV21838 01/19

Supplement Dated February 20, 2019

To The Prospectus Dated April 30, 2018

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective January 1, 2019, for the JNL/American Funds Growth Fund, please delete all references to Martin Romo.

Effective January 1, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/American Growth Fund please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Mark L. Casey	May 2017	Partner, Capital World InvestorsSM (“CWI”)
Michael T. Kerr	March 2012	Partner, CWI
Andraz Razen	April 2015	Partner, CWI
Anne-Marie Peterson	January 2019	Partner, CWI
Alan J. Wilson	April 2014	Partner, CWI

This Supplement is dated February 20, 2019.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, and NV3784 04/18.)

CMV21991 02/19

Supplement Dated February 20, 2019

To The Prospectus Dated April 30, 2018, as amended

Jackson Variable Series Trust

(the “Trust”)

Please note that the changes may apply to your variable annuity product(s).

** NOTE: The effective dates for the changes set forth herein have been changed. Please read this supplement carefully.**

Proposed Reorganization of JNL/Epoch Global Shareholder Yield Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved the proposed reorganization of JNL/Epoch Global Shareholder Yield Fund (the “Epoch Fund” or the “Acquired Fund”) into JNL/The Boston Company Equity Income Fund (the “TBC Fund” or the “Acquiring Fund”), each a series of the Trust (the “Reorganization”).

The Reorganization is subject to approval by the shareholders of the Epoch Fund at a shareholders’ meeting expected to be held on March 15, 2019. If approved, it is expected that the Reorganization will take place on or about the close of business on June 21, 2019 (the “Closing Date”). No assurance can be given that the Reorganization will be approved by shareholders.

Under the terms of the proposed Plan of Reorganization, the Epoch Fund’s assets and liabilities will be transferred to the TBC Fund in return for shares of the TBC Fund having an aggregate net asset value equal to the Epoch Fund’s net assets as of the valuation date. These TBC Fund shares will be distributed pro rata to shareholders of the Epoch Fund in exchange for their fund shares. Current Epoch Fund shareholders will thus become shareholders of the TBC Fund and receive shares of TBC Fund with a total net asset value equal to that of their shares of the Epoch Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Epoch Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code. It is expected that the Reorganization will qualify as a tax-free reorganization, in which event no gain or loss will be recognized by the Epoch Fund or its shareholders. The Epoch Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The Epoch Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to Epoch Fund shareholders.

The Epoch Fund and the TBC Fund have generally compatible investment objectives, but they employ different investment policies in seeking to achieve those objectives. The Funds also have some overlap in their risk profiles. A full description of the TBC Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the Epoch Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the TBC Fund, nor is it a solicitation of any proxy. For more information regarding the TBC Fund or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com. The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

Proposed Reorganization of JNL/AQR Risk Parity Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved the proposed reorganization of JNL/AQR Risk Parity Fund (the “AQR Fund” or the “Acquired Fund”), a series of the Trust, into JNL/T. Rowe Price Managed Volatility Balanced Fund (the “T. Rowe Fund” or the “Acquiring Fund”), a series of JNL Series Trust (the “Reorganization”).

The Reorganization is subject to approval by the shareholders of the AQR Fund at a shareholders’ meeting expected to be held on March 15, 2019. If approved, it is expected that the Reorganization will take place on or about the close of business on June 21, 2019 (the “Closing Date”). No assurance can be given that the Reorganization will be approved by shareholders.

Under the terms of the proposed Plan of Reorganization, the AQR Fund’s assets and liabilities will be transferred to the T. Rowe Fund in return for shares of the T. Rowe Fund having an aggregate net asset value equal to the AQR Fund’s net assets as of the valuation date. These T. Rowe Fund shares will be distributed pro rata to shareholders of the AQR Fund in exchange for their fund shares. Current AQR Fund shareholders will thus become shareholders of the T. Rowe Fund and receive shares of the T. Rowe Fund with a total net asset value equal to that of their shares of the AQR Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the AQR Fund disposes of assets prior to the completion of the Reorganization. It is expected that the Reorganization will be treated for U.S. federal income tax purposes as a contribution of AQR Fund’s assets to T. Rowe Fund in exchange for T. Rowe Fund shares, followed by a distribution of such T. Rowe Fund shares to AQR Fund shareholders in liquidation of AQR Fund. The AQR Fund may recognize gain or loss upon such distribution in liquidation; any such gains will be distributed to AQR Fund shareholders. The AQR Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The AQR Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to AQR Fund shareholders.

The AQR Fund and the T. Rowe Fund have comparable investment objectives, but they employ different investment strategies in seeking to achieve those objectives. The Funds also have some overlap in their risk profiles. A full description of the T. Rowe Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the AQR Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the T. Rowe Fund, nor is it a solicitation of any proxy. For more information regarding the T. Rowe Fund or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com. The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

Proposed Reorganization of JNL/BlackRock Global Long Short Credit Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved the proposed reorganization of the JNL/BlackRock Global Long Short Credit Fund (the “BlackRock Fund” or the “Acquired Fund”), a series of the Trust, into the JNL/Crescent High Income Fund (the “Crescent Fund” or the “Acquiring Fund”), a series of JNL Series Trust (the “Reorganization”).

The Reorganization is subject to approval by the shareholders of the BlackRock Fund at a shareholders’ meeting expected to be held on March 15, 2019. If approved, it is expected that the Reorganization will take place on or about the close of business on June 21, 2019 (the “Closing Date”). No assurance can be given that the Reorganization will be approved by shareholders.

Under the terms of the proposed Plan of Reorganization, the BlackRock Fund’s assets and liabilities will be transferred to the Crescent Fund in return for shares of the Crescent Fund having an aggregate net asset value equal to the BlackRock Fund’s net assets as of the valuation date. These Crescent Fund shares will be distributed pro rata to shareholders of the BlackRock Fund in exchange for their fund shares. Current BlackRock Fund shareholders will thus become shareholders of the Crescent Fund and receive shares of Crescent Fund with a total net asset value equal to that of their shares of the BlackRock Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the BlackRock Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code. It is expected that the Reorganization will qualify as a tax-free reorganization, in which event no gain or loss will be recognized by the BlackRock Fund or its shareholders. The BlackRock Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The BlackRock Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to BlackRock Fund shareholders.

The investment objective and investment strategies of the BlackRock Fund and the Crescent Fund are different. The Funds have some overlap in their risk profiles. A full description of the Crescent Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the BlackRock Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Crescent Fund, nor is it a solicitation of any proxy. For more information regarding the Crescent Fund or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com. The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

Proposed Reorganization of JNL/PPM America Long Short Credit Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved the proposed reorganization of the JNL/PPM America Long Short Credit Fund (the “Long Short Fund” or the “Acquired Fund”), a series of the Trust, into the JNL/PPM America High Yield Bond Fund (the “HY Bond Fund” or the “Acquiring Fund”), a series of JNL Series Trust (the “Reorganization”).

The Reorganization is subject to approval by the shareholders of the Long Short Fund at a shareholders’ meeting expected to be held on March 15, 2019. If approved, it is expected that the Reorganization will take place on or about the close of business on June 21, 2019 (the “Closing Date”). No assurance can be given that the Reorganization will be approved by shareholders.

Under the terms of the proposed Plan of Reorganization, the Long Short Fund’s assets and liabilities will be transferred to the HY Bond Fund in return for shares of the HY Bond Fund having an aggregate net asset value equal to the Long Short Fund’s net assets as of the valuation date. These HY Bond Fund shares will be distributed pro rata to shareholders of the Long Short Fund in exchange for their fund shares. Current Long Short Fund shareholders will thus become shareholders of the HY Bond Fund and receive shares of HY Bond Fund with a total net asset value equal to that of their shares of the Long Short Fund at the time of Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization.

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Long Short Fund disposes of assets prior to the completion of the Reorganization and whether the Reorganization qualifies as a tax-free reorganization under Section 368(a)(1) of the Code. It is expected that the Reorganization will qualify as a tax-free reorganization, in which event no gain or loss will be recognized by the Long Short Fund or its shareholders. The Long Short Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The Long Short Fund will recognize gains or losses upon such dispositions; any such gains will be distributed to Long Short Fund shareholders.

The investment objective and investment strategies of the Long Short Fund and the HY Bond Fund are different. The Funds have some overlap in their risk profiles. A full description of the HY Bond Fund and the terms of the proposed Reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the Long Short Fund on or about February 14, 2019.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the HY Bond Fund, nor is it a solicitation of any proxy. For more information regarding the HY Bond Fund or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and has become effective) that contains important information about fees, expenses and risk considerations, please contact us at prospectusrequest@jackson.com. The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov). Please read the proxy statement/prospectus carefully before making any investment decisions.

Investment Strategy Change, Name Change, and Subsidiary Name Change for JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund

On December 10-12, 2018, the Board of Trustees (the “Board”) of the Trust approved a change in investment strategy for the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (the “Fund”), a change in the Fund’s name, and a corresponding change in subsidiary name for the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (the “Subsidiary”). The name of the Fund will change to the JNL/Neuberger Berman Commodity Strategy Fund and the name of the Subsidiary will change to JNL/Neuberger Berman Commodity Strategy Fund Ltd. The changes in investment strategy, Fund name, and subsidiary name are not subject to shareholder approval and are expected to take place on or about June 24, 2019.

Fund Name Change for JNL/The Boston Company Equity Income Fund

On December 10-12, 2018, the Board of Trustees of the Trust approved a fund name change for the JNL/The Boston Company Equity Income Fund (the “Fund”). Effective, June 24, 2019, the Fund’s name will be the JNL/Mellon Equity Income Fund. The Fund’s name change is not subject to shareholder approval.

This Supplement is dated February 20, 2019.

(To be used with JMV9476 04/18, JMV8798 04/18, VC4224 04/18, JMV9476ML 04/18, JMV5763ML 04/18, JMV9476WF 04/18, JMV5763WF 04/18, JMV16966 04/18, JMV18691 04/18, JMV18692 08/18, JMV7698 04/18, JMV8037 04/18, JMV8037BE 04/18, JMV17955 04/18, JMV21086 12/18, VC5869 04/18, JMV7697 04/18, VC5890 04/18, VC5890ML 04/18, JMV5765 04/18, JMV2731 04/18, JMV17183 04/18, JMV17183NY 04/18, JMV18691NY 04/18, JMV8037NY 04/18, JMV8037BENY 04/18, JMV17955NY 04/18, FVC4224FT 04/18, VC5526 04/18, VC3656 04/18, VC5995 04/18, VC3657 04/18, VC3723 04/18, JMV7698NY 04/18, NV5869 04/18, JMV7697NY 04/18, NV5890 04/18, JMV9476NY 04/18, NV4224 04/18, JMV9476WFNY 04/18, NV4224WF 04/18, JMV16966NY 04/18, NMV2731 04/18, NV5526 04/18, NV3174GW 04/18, NV3174CEGW 04/18, and NV3784 04/18.)

CMV21998 02/19

Jackson Variable Series Trust
PRSRT STD U.S. POSTAGE
1 Corporate Way	PAID
Lansing, MI 48951	JACKSON NATIONAL
ASSET MANAGEMENT
L.L.C.

Please note that recent changes to your delivery preferences may not be reflected with this mailing. For legal mailings of this nature, it can take up to 60 days for your delivery preferences to take effect.

CMV13476 01/19

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2017 and December 31, 2018. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2017	$489,600	$16,000	$0	$0
2018	$466,240	$18,000	$0	$0

The above Audit-Related Fees for 2017 and 2018 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to the Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2017	$21,675	$0	$0
2018	$20,415	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for an audit of a non-registered affiliated investment company.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2017 was $37,675. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2018 was $38,415.

(h) For the fiscal years ended December 31, 2017 and December 31, 2018, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/DFA U.S. Small Cap Fund, the JNL/DoubleLine Total Return Fund, the JNL/PIMCO Investment Grade Corporate Bond Fund, the JNL/BlackRock Global Long Short Credit Fund, the JNL/PPM America Long Short Credit Fund, and the JNL/T. Rowe Price Capital Appreciation Fund, for which a summary schedule of investments was provided in the Annual Report dated December 31, 2018, pursuant to § 210.1212 of Regulation S-X.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/BlackRock Global Long Short Credit Fund
COMMON STOCKS 0.6%
Germany 0.0%
Aroundtown SA	2	17
Italy 0.0%
Intesa Sanpaolo SpA	8	18
United States of America 0.6%
Ascent Resources - Marcellus LLC (a) (b) (c) (d)	5	15
Dell Technologies Inc. - Class C (a)	2	79
Kroger Co.	5	137
Lions Gate Entertainment Corp. - Class A	18	283
		514
Total Common Stocks (cost $727)		549
WARRANTS 0.0%
United States of America 0.0%
Ascent Resources LLC - 2nd Lien A (a) (b) (c) (d)	34	4
Ascent Resources LLC - 2nd Lien B (a) (b) (c) (d)	27	2
Total Warrants (cost $8)		6
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.4%
Australia 0.1%
Virgin Australia Trust
Series 2013-1B, 6.00%, 10/23/20 (e)	62	62
Canada 0.9%
Air Canada Pass-Through Trust
Series 2017-B-1, 3.70%, 01/15/26 (e)	825	784
Ireland 3.9%
Aqueduct European CLO II DAC
Series 2017-B1-2X, 1.20%, (3M EURIBOR + 1.20%), 10/15/30, EUR (d) (f)	164	183
Avoca CLO XIV DAC
Series FR-15X, 5.84%, (3M EURIBOR + 5.84%), 04/15/31, EUR (d) (f)	230	226
Avoca CLO XIV Ltd.
Series SUB-14X, 0.00%, 07/12/28, EUR (d) (g)	400	344
Avoca CLO XV Ltd.
Series M1-15X, 0.00%, 01/15/29, EUR (d) (f)	500	432
Bilbao CLO I DAC
Series A2A-1X, 1.30%, (3M EURIBOR + 1.30%), 07/20/31, EUR (d) (f)	300	336
Cadogan Square CLO XI DAC
Series C-11X, 1.85%, (3M EURIBOR + 1.85%), 02/15/31, EUR (d) (f)	100	111
CVC Cordatus Loan Fund VI Ltd.
Series SUB-6X, 0.00%, 04/16/29, EUR (d) (f)	450	328
Man GLG Euro CLO IV DAC
Series B1-4X, 1.05%, (3M EURIBOR + 1.05%), 05/15/31, EUR (f)	231	254
Series E-4X, 4.27%, (3M EURIBOR + 4.27%), 05/15/31, EUR (f)	100	101
OCP Euro CLO DAC
Series 2017-E-2X, 5.00%, (3M EURIBOR + 5.00%), 01/15/32, EUR (d) (f)	100	106
Series 2017-F-2X, 6.40%, (3M EURIBOR + 6.40%), 01/15/32, EUR (d) (f)	100	103
Ozlme II DAC
Series E-2X, 4.90%, (3M EURIBOR + 4.90%), 10/15/30, EUR (d) (f)	100	107
Ozlme III DAC
Series SUB-3X, 0.00%, 02/24/20, EUR (d) (f)	200	177
Rockford Tower CLO Ltd.
Series 2018-A1-1X, 1.03%, (3M EURIBOR + 1.03%), 12/20/31, EUR (d) (f)	350	399
Voya CLO Ltd.
Series SUB-1X, 0.00%, 10/15/30, EUR (f)	121	122
		3,329
Netherlands 1.1%
Avoca CLO XIV DAC
Series FR-14X, 6.35%, (3M EURIBOR + 6.35%), 01/12/31, EUR (d) (f)	300	306
Cairn CLO IX BV
Series 2018-B1-9X, 1.00%, (3M EURIBOR + 1.00%), 03/21/32, EUR (d) (f)	200	219
	Shares/Par[1]	Value ($)
Dryden LVI Euro CLO BV
Series 2017-E-56X, 4.72%, (3M EURIBOR + 4.72%), 01/15/32, EUR (d) (f)	105	108
Dryden XLVI Euro CLO BV
Series 2016-E-46X, 5.75%, (3M EURIBOR + 5.75%), 01/15/30, EUR (d) (f)	104	119
Halcyon Loan Advisors Funding Ltd.
Series 2018-B1-1X, 1.48%, (3M EURIBOR + 1.48%), 10/18/31, EUR (d) (f)	200	224
		976
United Arab Emirates 0.2%
Doric Nimrod Air Alpha Pass-Through Trust
Series 2013-1A, 5.25%, 05/30/23 (e)	152	151
United Kingdom 0.5%
Paragon Mortgages No. 13 Plc
Series 13X-A2C, 2.62%, (3M USD LIBOR + 0.18%), 01/15/39 (d) (f)	470	431
United States of America 5.7%
American Airlines Pass-Through Trust
Series 2001-A-1-1, 6.98%, 05/23/21	332	345
CFCRE Commercial Mortgage Trust
Interest Only, Series 2016-XA-C4, REMIC, 1.73%, 05/10/58 (f)	1,823	171
Core Industrial Trust
Series 2015-F-CALW, REMIC, 3.85%, 02/10/22 (e) (f)	380	374
Series 2015-G-CALW, REMIC, 3.85%, 02/10/22 (e) (f)	360	347
DCP Rights LLC
Series 2014-A-1A, 5.46%, 10/25/21 (e)	254	258
GAHR Commercial Mortgage Trust
Series 2015-EFX-NRF, REMIC, 3.38%, 12/15/19 (e) (f)	705	692
GRACE Mortgage Trust
Series 2014-F-GRCE, REMIC, 3.59%, 06/10/21 (e) (f)	205	200
Navient Private Education Loan Trust
Series 2015-A3-AA, 4.16%, (1M USD LIBOR + 1.70%), 07/15/24 (e) (f)	295	302
Series 2015-B-AA, 3.50%, 12/15/24 (e)	100	97
OneMain Financial Issuance Trust
Series 2015-B-2A, 3.10%, 01/18/19 (e)	62	62
Series 2015-A-1A, 3.19%, 03/18/26 (e)	56	56
Series 2015-B-1A, 3.85%, 03/18/26 (e)	290	291
SLM Private Education Loan Trust
Series 2013-B-B, 3.00%, 12/15/19 (e)	360	358
SMB Private Education Loan Trust
Series 2015-B-C, 3.50%, 03/15/26 (e)	775	757
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (e)	119	119
United Airlines Inc. Pass-Through Trust
Series 2018-B-1, 4.60%, 03/01/26	260	257
US Airways Pass-Through Trust
Series 2012-B-1, 8.00%, 10/01/19	151	155
		4,841
Total Non-U.S. Government Agency Asset-Backed Securities (cost $11,174)		10,574
CORPORATE BONDS AND NOTES 52.3%
Brazil 0.0%
JBS USA LLC
5.75%, 06/15/25 (e)	14	13
Canada 3.8%
1011778 B.C. Unltd. Liability Co.
4.25%, 05/15/24 (e)	4	4
5.00%, 10/15/25 (e)	76	70
Bombardier Inc.
8.75%, 12/01/21 (e)	1,340	1,380
5.75%, 03/15/22 (e)	2	2
6.13%, 01/15/23 (e)	26	24
7.50%, 12/01/24 (e)	11	10
First Quantum Minerals Ltd.
7.00%, 02/15/21 (e)	665	638
7.25%, 05/15/22 - 04/01/23 (e)	1,000	900

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

1

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
GFL Environmental Inc.
5.38%, 03/01/23 (e)	8	7
7.00%, 06/01/26 (e)	7	6
Mattamy Group Corp.
6.50%, 10/01/25 (e)	11	10
MDC Partners Inc.
6.50%, 05/01/24 (e)	18	16
MEG Energy Corp.
6.50%, 01/15/25 (e)	30	30
Mercer International Inc.
5.50%, 01/15/26	5	4
NOVA Chemicals Corp.
4.88%, 06/01/24 (e)	14	13
Parkland Fuel Corp.
6.00%, 04/01/26 (e)	4	4
Precision Drilling Corp.
7.13%, 01/15/26 (e)	3	3
Superior Plus LP
7.00%, 07/15/26 (e)	10	10
Teck Resources Ltd.
8.50%, 06/01/24 (e)	69	74
Titan Acquisition Ltd.
7.75%, 04/15/26 (e)	10	9
		3,214
Cayman Islands 0.0%
Transocean Guardian Ltd.
5.88%, 01/15/24 (e)	8	8
China 0.1%
European Topsoho SARL
4.00%, 09/21/21, EUR (c) (d) (h)	100	101
Denmark 0.5%
Danske Bank A/S
5.88%, (callable at 100 beginning 04/06/22), EUR (d) (i)	200	229
7.00%, (callable at 100 beginning 06/26/25) (d) (i)	200	180
		409
Finland 0.0%
Nokia Oyj
4.38%, 06/12/27	6	6
France 1.3%
Areva SA
4.88%, 09/23/24, EUR	150	169
BNP Paribas Cardif SA
4.03%, (callable at 100 beginning 11/25/25), EUR (d) (i)	100	113
BNP Paribas SA
6.13%, (callable at 100 beginning 06/17/22), EUR (d) (i)	270	321
Credit Agricole Assurances SA
4.50%, (callable at 100 beginning 10/14/25), EUR (d) (i)	100	114
Credit Agricole SA
6.50%, (callable at 100 beginning 06/23/21), EUR (d) (i)	200	233
Electricite de France SA
4.13%, (callable at 100 beginning 01/22/22), EUR (d) (i)	100	117
		1,067
Germany 1.6%
Adler Real Estate AG
3.00%, 04/27/26, EUR (d)	200	210
BMW Finance NV
0.25%, 01/14/22, EUR (d)	75	85
Nidda BondCo GmbH
7.25%, 09/30/25, EUR (d)	100	113
Platin 1426 GmbH
5.38%, 06/15/23, EUR (d)	136	142
SAP SE
1.25%, 03/10/28, EUR (d)	100	115
Unitymedia GmbH
3.75%, 01/15/27, EUR (d)	600	704
		1,369
	Shares/Par[1]	Value ($)
Hong Kong 0.3%
Hongkong & Shanghai Banking Corp. Ltd.
2.75%, (callable at 100 beginning 01/27/19) (i)	380	257
Ireland 0.4%
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (e)	9	9
Bank of Ireland
7.38%, (callable at 100 beginning 06/18/20), EUR (d) (i)	200	238
Park Aerospace Holdings Ltd.
3.63%, 03/15/21 (e)	22	21
Smurfit Kappa Acquisitions Unltd. Co.
2.38%, 02/01/24, EUR (d)	100	115
		383
Israel 0.1%
Teva Pharmaceutical Finance Co. BV
3.65%, 11/10/21	80	76
Italy 2.0%
Intesa Sanpaolo SpA
7.75%, (callable at 100 beginning 01/11/27), EUR (d) (i)	200	239
Rossini SARL
6.75%, 10/30/25, EUR (d)	224	254
Schumann SpA
7.00%, 07/31/23, EUR (d)	200	229
Telecom Italia SpA
1.13%, 03/26/22, EUR (d) (h)	500	534
UniCredit SpA
9.25%, (callable at 100 beginning 06/03/22), EUR (d) (i)	250	307
Wind Tre SpA
5.00%, 01/20/26 (e)	200	164
		1,727
Japan 0.3%
Takeda Pharmaceutical Co. Ltd.
0.78%, (3M EURIBOR + 1.10%), 11/21/22, EUR (d) (f)	225	256
Luxembourg 3.7%
Altice Financing SA
7.50%, 05/15/26 (e)	600	548
Altice Finco SA
7.63%, 02/15/25 (e)	200	166
4.75%, 01/15/28, EUR (d)	260	237
Altice SA
7.75%, 05/15/22 (e)	200	182
Garfunkelux Holdco 2 SA
11.00%, 11/01/23, GBP (d)	100	95
Intelsat Jackson Holdings Ltd.
8.00%, 02/15/24 (e)	65	67
Intelsat Jackson Holdings SA
5.50%, 08/01/23	7	6
8.50%, 10/15/24 (e)	1,422	1,372
9.75%, 07/15/25 (e)	443	446
		3,119
Netherlands 2.9%
ABN AMRO Bank NV
4.75%, (callable at 100 begininng 09/22/27), EUR (d) (i)	200	199
5.75%, (callable at 100 beginning 09/22/20), EUR (d) (i)	200	234
Capital Stage Finance BV
5.25%, (callable at 100 begininng 09/13/23), EUR (c) (d) (h) (i)	100	113
Delta Lloyd NV
4.38%, (callable at 100 beginning 06/13/24), EUR (d) (i)	200	230
ELM BV
3.38%, 09/29/47, EUR (d)	100	112
Koninklijke KPN NV
7.00%, 03/28/73 (e) (j)	200	205
NXP BV
4.13%, 06/15/20 (e)	200	199
4.13%, 06/01/21 (e)	200	198

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

2

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Petrobras Global Finance BV
4.75%, 01/14/25, EUR	100	119
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19	80	79
UPC Holding BV
5.50%, 01/15/28 (e)	200	182
3.88%, 06/15/29, EUR (d)	400	424
Ziggo Bond Finance BV
4.63%, 01/15/25, EUR (d)	100	111
Ziggo Secured Finance BV
4.25%, 01/15/27, EUR (d)	100	112
		2,517
Portugal 1.5%
Banco Espirito Santo SA
0.00%, 05/08/17 - 01/21/19, EUR (a) (c) (d) (k)	3,800	1,284
Singapore 0.5%
Mulhacen Pte Ltd.
6.50%, 08/01/23, EUR (d) (l)	366	404
Spain 1.1%
Banco Santander SA
6.25%, (callable at 100 beginning 03/12/19), EUR (d) (h) (i)	100	109
Bankia SA
6.00%, (callable at 100 beginning 07/18/22), EUR (d) (i)	200	215
6.38%, (callable at 100 beginning 09/19/23), EUR (d) (i)	200	216
4.00%, 05/22/24, EUR (d) (f)	100	115
Telefonica Europe BV
5.88%, (callable at 100 beginning 03/31/24), EUR (d) (i)	200	244
		899
Sweden 0.2%
Volvo Car AB
2.00%, 01/24/25, EUR (d)	180	193
Switzerland 0.0%
Transocean Inc.
5.80%, 10/15/22 (j)	2	2
Turkey 0.3%
Turk Hava Yollari AO
4.20%, 03/15/27 (e)	271	234
United Arab Emirates 0.2%
DP World Ltd.
2.38%, 09/25/26, EUR (d)	140	158
United Kingdom 3.9%
Ardonagh Midco 3 Plc
8.38%, 07/15/23, GBP (d)	200	215
Arrow Global Finance Plc
5.13%, 09/15/24, GBP (d)	200	228
Boparan Finance Plc
4.38%, 07/15/21, EUR (d)	100	82
Cable & Wireless International Finance NV
8.63%, 03/25/19, GBP (d)	20	26
Ensco Plc
5.20%, 03/15/25	17	11
HBOS Capital Funding LP
6.85%, (callable at 100 beginning 03/23/19) (d) (i)	330	329
HSBC Holdings Plc
5.25%, (callable at 100 beginning 09/16/22), EUR (d) (h) (i)	200	227
Jerrold Finco Plc
6.25%, 09/15/21, GBP (d)	100	125
Lloyds Banking Group Plc
6.41%, (callable at 100 beginning 10/01/35) (e) (i)	100	98
6.66%, (callable at 100 beginning 05/21/37) (e) (i)	200	198
National Westminster Bank Plc
3.00%, (callable at 100 beginning 02/28/19) (i)	200	148
Neptune Energy Bondco Plc
6.63%, 05/15/25 (e)	460	428
Noble Holding International Ltd.
7.75%, 01/15/24	6	5
Shop Direct Funding Plc
7.75%, 11/15/22, GBP (d)	300	306
	Shares/Par[1]	Value ($)
Tesco Plc
5.13%, 04/10/47, EUR (d)	100	128
Tullow Oil Jersey Ltd.
6.63%, 07/12/21 (d) (h)	200	217
Tullow Oil Plc
6.25%, 04/15/22 (e)	300	288
Vodafone Group Plc
0.00%, 11/26/20, GBP (d) (g) (h)	100	123
Vodafone Group Public Ltd. Co.
6.25%, 10/03/78 (d)	200	186
		3,368
United States of America 27.6%
AbbVie Inc.
4.88%, 11/14/48	42	39
ADT Corp.
3.50%, 07/15/22	12	11
Advanced Micro Devices Inc.
7.50%, 08/15/22	775	830
AES Corp.
4.50%, 03/15/23	7	7
5.50%, 04/15/25	2	2
6.00%, 05/15/26	8	8
5.13%, 09/01/27	8	8
AHP Health Partners Inc.
9.75%, 07/15/26 (e)	16	16
Aircastle Ltd.
5.50%, 02/15/22	50	51
Allison Transmission Inc.
5.00%, 10/01/24 (e)	10	10
Antero Resources Corp.
5.00%, 03/01/25	10	9
APX Group Inc.
8.75%, 12/01/20	37	35
Arch Merger Sub Inc.
8.50%, 09/15/25 (e)	830	747
Ascend Learning LLC
6.88%, 08/01/25 (e)	18	17
Ascent Resources Utica Holdings LLC
10.00%, 04/01/22 (e)	3	3
Avantor Inc.
6.00%, 10/01/24 (e)	389	382
9.00%, 10/01/25 (e)	376	376
Avis Budget Car Rental LLC
4.75%, 01/30/26, EUR (d)	277	302
Banff Merger Sub Inc.
9.75%, 09/01/26 (e)	31	28
BBA US Holdings Inc.
5.38%, 05/01/26 (e)	10	9
Berry Petroleum Co. LLC
7.00%, 02/15/26 (e)	10	9
Blue Cube Spinco Inc.
10.00%, 10/15/25	20	23
Boyd Gaming Corp.
6.00%, 08/15/26	7	7
Brand Energy & Infrastructure Services Inc.
8.50%, 07/15/25 (e)	6	5
Broadcom Corp.
2.38%, 01/15/20	140	138
2.20%, 01/15/21	260	252
3.00%, 01/15/22	290	279
Bruin E&P Partners LLC
8.88%, 08/01/23 (e)	45	40
BWAY Holding Co.
5.50%, 04/15/24 (e)	10	9
California Resources Corp.
8.00%, 12/15/22 (e)	2	1
Callon Petroleum Co.
6.38%, 07/01/26	6	6
Calpine Corp.
5.38%, 01/15/23	5	5
5.25%, 06/01/26 (e)	37	34
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (e)	33	31

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

3

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CCO Holdings LLC
4.00%, 03/01/23 (e)	21	20
5.88%, 04/01/24 (e)	45	45
5.13%, 05/01/27 (e)	2	2
CDK Global Inc.
4.88%, 06/01/27	16	15
CDW LLC
5.50%, 12/01/24	6	6
5.00%, 09/01/25	20	19
Centene Corp.
6.13%, 02/15/24	210	215
CenturyLink Inc.
6.45%, 06/15/21	635	633
6.75%, 12/01/23	260	250
7.50%, 04/01/24	240	233
Chaparral Energy Inc.
8.75%, 07/15/23 (e)	7	5
Charles River Laboratories International Inc.
5.50%, 04/01/26 (e)	5	5
Chemours Co.
5.38%, 05/15/27	4	4
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	38	38
Chesapeake Energy Corp.
6.63%, 08/15/20	10	10
7.00%, 10/01/24	2	2
Cincinnati Bell Inc.
7.00%, 07/15/24 (e)	30	25
CIT Group Inc.
6.13%, 03/09/28	4	4
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22	96	96
Clearway Energy Operating LLC
5.75%, 10/15/25 (e)	5	5
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (e)	8	7
CommScope Inc.
5.00%, 06/15/21 (e)	220	218
5.50%, 06/15/24 (e)	495	453
Community Health Systems Inc.
8.63%, 01/15/24 (e)	12	12
CONSOL Energy Inc.
5.88%, 04/15/22	42	41
CONSOL Mining Corp.
11.00%, 11/15/25 (e)	20	22
CoreCivic Inc.
4.75%, 10/15/27	6	5
Crimson Merger Sub Inc.
6.63%, 05/15/22 (e)	330	295
CrownRock LP
5.63%, 10/15/25 (e)	19	17
CSC Holdings LLC
6.75%, 11/15/21	110	113
10.13%, 01/15/23 (e)	750	808
CSI Compressco LP
7.50%, 04/01/25 (e)	12	11
DCP Midstream LLC
5.38%, 07/15/25	8	8
Dell EMC
5.88%, 06/15/21 (e)	665	666
Diamond Offshore Drilling Inc.
7.88%, 08/15/25	6	5
Diamondback Energy Inc.
4.75%, 11/01/24 (e)	4	4
5.38%, 05/31/25	4	4
DISH DBS Corp.
5.88%, 07/15/22 - 11/15/24	19	15
DJO Finco LLC
8.13%, 06/15/21 (e)	196	202
DPL Inc.
7.25%, 10/15/21	2	2
Dynegy Inc.
7.63%, 11/01/24	4	4
Embarq Corp.
8.00%, 06/01/36	34	31
	Shares/Par[1]	Value ($)
Endeavor Energy Resources LP
5.50%, 01/30/26 (e)	8	8
5.75%, 01/30/28 (e)	8	8
EnLink Midstream Partners LP
4.40%, 04/01/24	22	21
4.15%, 06/01/25	2	2
5.60%, 04/01/44	164	134
Entegris Inc.
4.63%, 02/10/26 (e)	7	6
Equinix Inc.
5.88%, 01/15/26	30	30
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (e)	14	12
5.63%, 02/01/26 (e)	6	4
Five Point Operating Co. LP
7.88%, 11/15/25 (e)	6	6
Flexi-Van Leasing Inc.
10.00%, 02/15/23 (e)	2	2
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (e)	2	2
Freeport-McMoRan Inc.
3.10%, 03/15/20	200	195
4.00%, 11/14/21	390	379
3.55%, 03/01/22	220	208
Frontier Communications Corp.
10.50%, 09/15/22	15	10
11.00%, 09/15/25	18	11
8.50%, 04/01/26 (e)	2	2
FS Energy and Power Fund
7.50%, 08/15/23 (e)	6	6
Gartner Inc.
5.13%, 04/01/25 (e)	45	44
Gates Global LLC
6.00%, 07/15/22 (e)	11	11
Genesis Energy LP
6.25%, 05/15/26	6	5
Graham Holdings Co.
5.75%, 06/01/26 (e)	6	6
Great Western Petroleum LLC
9.00%, 09/30/21 (e)	20	17
Greystar Real Estate Partners LLC
5.75%, 12/01/25 (e)	6	6
Grinding Media Inc.
7.38%, 12/15/23 (e)	2	2
Gulfport Energy Corp.
6.00%, 10/15/24	6	5
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (e)	6	5
HCA Inc.
6.50%, 02/15/20	380	389
4.75%, 05/01/23	140	138
5.88%, 05/01/23	370	375
5.25%, 04/15/25	64	64
HD Supply Inc.
5.38%, 10/15/26 (e)	44	43
Hertz Holdings Netherlands BV
5.50%, 03/30/23, EUR (d)	248	280
Hilton Domestic Operating Co. Inc.
5.13%, 05/01/26 (e)	11	11
Howard Hughes Corp.
5.38%, 03/15/25 (e)	2	2
HUB International Ltd.
7.00%, 05/01/26 (e)	19	17
Icahn Enterprises LP
6.38%, 12/15/25	8	8
IRB Holding Corp.
6.75%, 02/15/26 (e)	2	2
iStar Inc.
5.25%, 09/15/22	3	3
Italics Merger Sub Inc.
7.13%, 07/15/23 (e)	1,350	1,316
Jagged Peak Energy LLC
5.88%, 05/01/26 (e)	2	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

4

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Jaguar Holding Co. II
6.38%, 08/01/23 (e)	62	59
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (e)	6	5
KAR Auction Services Inc.
5.13%, 06/01/25 (e)	14	13
KFC Holding Co.
5.00%, 06/01/24 (e)	115	111
5.25%, 06/01/26 (e)	9	9
Kraft Heinz Foods Co.
2.80%, 07/02/20	130	129
Kratos Defense & Security Solutions Inc.
6.50%, 11/30/25 (e)	3	3
Ladder Capital Finance Holdings LLC
5.25%, 10/01/25 (e)	10	9
Lennar Corp.
4.75%, 11/29/27	60	54
Level 3 Financing Inc.
6.13%, 01/15/21	137	137
5.38%, 01/15/24	72	69
LGE HoldCo VI BV
7.13%, 05/15/24, EUR (d)	170	204
Masonite International Corp.
5.63%, 03/15/23 (e)	3	3
5.75%, 09/15/26 (e)	7	7
Matador Resources Co.
5.88%, 09/15/26	16	15
Mattel Inc.
4.35%, 10/01/20	375	364
6.75%, 12/31/25 (e)	6	5
McDermott Escrow 1 Inc.
10.63%, 05/01/24 (e)	9	8
Mednax Inc.
6.25%, 01/15/27 (e)	2	2
MGM Growth Properties Operating Partnership LP
4.50%, 09/01/26 - 01/15/28	33	29
MGM Resorts International
6.63%, 12/15/21	80	82
6.00%, 03/15/23	160	161
Microchip Technology Inc.
4.33%, 06/01/23 (e)	250	244
Midcontinent Communications & Finance Corp.
6.88%, 08/15/23 (e)	5	5
MPLX LP
4.80%, 02/15/29	120	120
5.50%, 02/15/49	240	233
MPT Operating Partnership LP
5.00%, 10/15/27	7	6
MSCI Inc.
5.38%, 05/15/27 (e)	12	12
Mueller Water Products Inc.
5.50%, 06/15/26 (e)	5	5
Navient Corp.
6.75%, 06/25/25 - 06/15/26	8	7
NCR Corp.
5.00%, 07/15/22	200	189
6.38%, 12/15/23	700	678
New Enterprise Stone & Lime Co. Inc.
6.25%, 03/15/26 (e)	2	2
Newmark Group Inc.
6.13%, 11/15/23 (e) (j)	2	2
NGPL PipeCo LLC
7.77%, 12/15/37 (e)	16	18
Noble Holding International Ltd.
5.25%, 03/15/42	8	5
Northern Oil & Gas Inc.
1.00%, 05/15/23 (e) (l)	7	7
Northwest Florida Timber Finance LLC
4.75%, 03/04/29 (e)	380	345
Novelis Corp.
6.25%, 08/15/24 (e)	64	60
NRG Energy Inc.
6.63%, 01/15/27	84	85
5.75%, 01/15/28	6	6
	Shares/Par[1]	Value ($)
NVA Holdings Inc.
6.88%, 04/01/26 (e)	26	23
OI European Group BV
4.00%, 03/15/23 (e)	4	4
Pacific Drilling First Lien Escrow Issuer Ltd.
8.38%, 10/01/23 (e)	10	9
Parsley Energy LLC
5.38%, 01/15/25 (e)	20	18
PBF Holding Co. LLC
7.25%, 06/15/25	9	9
PGT Innovations Inc.
6.75%, 08/01/26 (e)	4	4
Pioneer Finance Corp.
9.00%, 11/01/22 (e)	6	6
Plains All American Pipeline LP
4.65%, 10/15/25	240	236
4.90%, 02/15/45	120	103
Platform Specialty Products Corp.
6.50%, 02/01/22 (e)	143	144
Polaris Intermediate Corp.
8.50%, 12/01/22 (e) (l)	38	35
Post Holdings Inc.
5.50%, 03/01/25 (e)	13	12
PQ Corp.
5.75%, 12/15/25 (e)	29	27
Prime Security Services Borrower LLC
9.25%, 05/15/23 (e)	756	779
QEP Resources Inc.
5.63%, 03/01/26	31	26
RBS Global Inc.
4.88%, 12/15/25 (e)	8	7
Refinitiv US Holdings Inc.
4.50%, 05/15/26, EUR (d)	170	191
6.88%, 11/15/26, EUR (d)	100	106
Rowan Cos. Inc.
4.88%, 06/01/22	16	13
Sanchez Energy Corp.
7.75%, 06/15/21	24	6
7.25%, 02/15/23 (e)	12	10
SBA Communications Corp.
4.00%, 10/01/22	16	15
Scientific Games International Inc.
10.00%, 12/01/22	20	20
5.00%, 10/15/25 (e)	45	40
SESI LLC
7.75%, 09/15/24	8	6
SM Energy Co.
5.00%, 01/15/24	6	5
Solera LLC
10.50%, 03/01/24 (e)	60	64
Sotera Health Topco Inc.
8.50%, 11/01/21 (e) (l)	350	327
Southwestern Energy Co.
6.20%, 01/23/25 (j)	4	4
7.75%, 10/01/27	4	4
Sprint Capital Corp.
8.75%, 03/15/32	4	4
Sprint Corp.
7.88%, 09/15/23	390	400
7.13%, 06/15/24	430	425
7.63%, 02/15/25	26	26
Sprint Nextel Corp.
6.00%, 11/15/22	225	221
State Street Corp.
5.63%, (callable at 100 beginning 12/15/23) (i)	90	85
Station Casinos LLC
5.00%, 10/01/25 (e)	9	8
Steel Dynamics Inc.
4.13%, 09/15/25	8	7
Sunoco LP
4.88%, 01/15/23	3	3
5.50%, 02/15/26	9	8
Surgery Center Holdings Inc.
6.75%, 07/01/25 (e)	8	7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

5

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Tallgrass Energy Partners LP
5.50%, 09/15/24 (e)	7	7
Targa Resources Partners LP
5.88%, 04/15/26 (e)	11	11
Tenet Healthcare Corp.
7.50%, 01/01/22 (e)	55	56
Tennessee Merger Sub Inc.
6.38%, 02/01/25 (e)	4	3
TerraForm Power Operating LLC
4.25%, 01/31/23 (e)	7	7
5.00%, 01/31/28 (e)	7	6
Tesla Inc.
5.30%, 08/15/25 (e)	615	535
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	110	107
T-Mobile USA Inc.
6.38%, 03/01/25	52	53
4.50%, 02/01/26	2	2
4.75%, 02/01/28	5	5
TransDigm Inc.
6.50%, 07/15/24	440	428
Transocean Inc.
7.25%, 11/01/25 (e)	8	7
Transocean Pontus Ltd.
6.13%, 08/01/25 (e)	7	7
Travelport Corporate Finance Plc
6.00%, 03/15/26 (e)	6	6
TreeHouse Foods Inc.
6.00%, 02/15/24 (e)	270	267
Tribune Media Co.
5.88%, 07/15/22	130	131
United Rentals North America Inc.
4.63%, 10/15/25	10	9
United States Steel Corp.
6.25%, 03/15/26	11	10
UnitedHealth Group Inc.
4.45%, 12/15/48	60	62
Univision Communications Inc.
5.13%, 02/15/25 (e)	6	5
USG Corp.
4.88%, 06/01/27 (e)	17	17
Valeant Pharmaceuticals International Inc.
5.88%, 05/15/23 (e)	8	7
9.00%, 12/15/25 (e)	556	554
9.25%, 04/01/26 (e)	490	492
8.50%, 01/31/27 (e)	391	379
Vantage Drilling International
9.25%, 11/15/23 (e)	4	4
Viacom Inc.
4.38%, 03/15/43	95	75
VICI Properties 1 LLC
8.00%, 10/15/23	11	12
Vistra Operations Co. LLC
5.50%, 09/01/26 (e)	7	7
Wabash National Corp.
5.50%, 10/01/25 (e)	22	19
Wayne Merger Sub LLC
8.25%, 08/01/23 (e)	18	18
WellCare Health Plans Inc.
5.38%, 08/15/26 (e)	11	11
Western Digital Corp.
4.75%, 02/15/26	156	135
WildHorse Resource Development Corp.
6.88%, 02/01/25	9	8
Williams Scotsman International Inc.
7.88%, 12/15/22 (e)	2	2
WMG Acquisition Corp.
5.50%, 04/15/26 (e)	5	5
WPX Energy Inc.
8.25%, 08/01/23	14	15
WR Grace & Co.-Conn
5.13%, 10/01/21 (e)	40	40
Wyndham Hotels & Resorts Inc.
5.38%, 04/15/26 (e)	6	6
	Shares/Par[1]	Value ($)
Xerox Corp.
5.63%, 12/15/19	80	81
2.80%, 05/15/20	210	203
4.50%, 05/15/21	80	78
3.63%, 03/15/23 (j)	658	591
Zayo Group LLC
6.38%, 05/15/25	21	20
		23,558
Total Corporate Bonds And Notes (cost $50,039)		44,622
SENIOR LOAN INTERESTS 15.7%
Canada 0.1%
Camelot UK Holdco Ltd.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 10/03/23 (f)	4	4
GFL Environmental Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 05/11/25 (f)	35	32
Hudson's Bay Co.
Term Loan, 5.59%, (3M LIBOR + 3.25%), 09/30/20 (f)	29	28
		64
Luxembourg 0.0%
Intelsat Jackson Holdings SA
Term Loan B-4, 7.01%, (3M LIBOR + 4.50%), 01/14/24 (f)	39	38
United States of America 15.6%
1011778 B.C. Unltd. Liability Co.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (f)	94	90
Accudyne Industries LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 08/02/24 (f)	49	46
Achilles Acquisition LLC
Term Loan , 6.37%, (3M LIBOR + 4.00%), 10/02/25 (f)	13	13
Albertsons LLC
Term Loan B-7, 5.45%, (3M LIBOR + 3.00%), 10/24/25 (f)	19	18
AlixPartners LLP
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 03/28/24 (f)	48	46
Allied Universal Holdco LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 07/28/22 (f)	35	33
Alpha 3 BV
Term Loan, 5.39%, (3M LIBOR + 3.00%), 01/31/24 (f)	53	50
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (f)	44	39
2nd Lien Term Loan , 10.09%, (3M LIBOR + 7.75%), 08/09/25 (f)	50	41
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (f)	96	90
Amneal Pharmaceuticals LLC
Term Loan B, 5.87%, (3M LIBOR + 3.50%), 03/26/25 (f)	70	66
Ardent Health Partners
Term Loan, 6.84%, (3M LIBOR + 4.50%), 06/30/25 (f)	15	15
Aristocrat Leisure Ltd.
Term Loan, 4.22%, (3M LIBOR + 1.75%), 10/19/24 (f)	28	26
Asurion LLC
Term Loan B-7, 5.52%, (3M LIBOR + 3.00%), 11/15/24 (f)	96	91
2nd Lien Term Loan, 9.02%, (3M LIBOR + 6.50%), 08/04/25 (f)	31	31
Avantor Inc.
1st Lien Term Loan, 6.57%, (3M LIBOR + 3.75%), 09/22/24 (f)	70	68
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.14%, (1M LIBOR + 1.75%), 06/01/24 (f)	57	54

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

6

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Belron Finance US LLC
Term Loan B, 4.84%, (3M LIBOR + 2.25%), 11/15/24 (f)	30	28
Term Loan, 5.11%, (3M LIBOR + 2.50%), 11/19/25 (f)	12	12
Berry Global Inc.
Term Loan Q, 4.39%, (3M LIBOR + 2.00%), 10/01/22 (f)	72	70
BMC Software Finance Inc.
Term Loan B, 7.05%, (3M LIBOR + 4.25%), 06/30/25 (f)	36	35
Boyd Gaming Corp.
Term Loan B-3, 4.67%, (3M LIBOR + 2.25%), 09/15/23 (f)	50	48
Brand Energy & Infrastructure Services Inc.
Term Loan, 6.73%, (3M LIBOR + 4.25%), 06/16/24 - 06/17/24 (f)	67	63
Term Loan, 6.76%, (3M LIBOR + 4.25%), 06/17/24 (f)	20	19
California Resources Corp.
1st Lien Term Loan, 7.26%, (3M LIBOR + 4.75%), 11/08/22 (f)	30	29
Camelot UK Holdco Ltd.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 10/03/23 (f)	53	50
Catalent Pharma Solutions Inc.
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 05/08/21 (f)	6	6
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (f)	95	88
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (f)	62	60
Term Loan B, 0.00%, (3M LIBOR + 2.75%), 02/03/24 (f) (m)	130	123
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (f)	43	41
Chobani LLC
Term Loan, 5.84%, (3M LIBOR + 3.50%), 10/09/23 (f)	43	40
Ciena Corp.
Term Loan, 4.47%, (3M LIBOR + 2.00%), 09/19/25 (f)	9	9
Concentra Inc.
1st Lien Term Loan, 5.13%, (3M LIBOR + 2.75%), 06/01/22 (f)	25	24
Cortes NP Acquisition Corp.
Term Loan B, 6.71%, (3M LIBOR + 4.00%), 11/30/23 (f)	84	76
CSC Holdings LLC
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 01/12/26 (f)	70	67
CVS Holdings I LP
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 02/01/25 (f)	25	23
Digicel International Finance Ltd.
Term Loan B, 5.96%, (3M LIBOR + 3.25%), 05/27/24 (f)	24	21
DJO Finance LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 06/27/20 (f)	45	44
Term Loan, 5.65%, (3M LIBOR + 3.25%), 06/27/20 (f)	45	44
DTZ US Borrower LLC
Term Loan B, 5.59%, (3M LIBOR + 3.25%), 08/15/25 (f)	39	37
Edgewater Generation LLC
Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/29/25 (f)	20	20
Energizer Holdings Inc.
Term Loan, 0.00%, (3M LIBOR + 2.25%), 06/19/25 (f) (m)	14	13
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (f)	48	45
	Shares/Par[1]	Value ($)
Equian LLC
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 05/20/24 (f)	40	38
First Data Corp.
Term Loan, 4.50%, (1M LIBOR + 2.00%), 04/26/24 (f)	120	115
Flex Acquisition Co. Inc.
Incremental Term Loan, 5.60%, (3M LIBOR + 3.25%), 06/20/25 (f)	35	33
Flexential Intermediate Corp.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.50%), 07/24/24 (f)	44	40
Frontier Communications Corp.
Delayed Draw Term Loan A, 0.00%, (3M LIBOR + 2.75%), 03/31/21 (f) (m)	99	94
Delayed Draw Term Loan A, 5.10%, (3M LIBOR + 2.75%), 03/31/21 (f)	103	98
Gavilan Resources LLC
2nd Lien Term Loan, 8.50%, (3M LIBOR + 6.00%), 02/24/24 (f)	6	4
Gentiva Health Services Inc.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.75%), 06/20/25 (f)	811	785
2nd Lien Term Loan, 9.56%, (3M LIBOR + 7.00%), 06/21/26 (b) (f)	513	511
Go Daddy Operating Co. LLC
Term Loan, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (f)	75	72
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20	1,594	1,630
GoodRx Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 10/10/25 (f)	9	9
Greeneden US Holdings II LLC
Term Loan B, 5.59%, (3M LIBOR + 3.25%), 12/01/23 (f)	30	29
Grifols Worldwide Operations USA Inc.
Term Loan, 4.67%, (3M LIBOR + 2.25%), 01/24/25 (f)	47	45
Gruden Acquisition Inc.
Term Loan, 7.89%, (3M LIBOR + 5.50%), 08/18/22 (f)	34	33
GVC Holdings Plc
Term Loan, 4.84%, (3M LIBOR + 2.50%), 03/15/24 (f)	25	24
HD Supply Inc.
Term Loan B-5, 4.09%, (3M LIBOR + 1.75%), 10/17/23 (f)	61	58
Hearthside Food Solutions LLC
Term Loan B, 6.03%, (3M LIBOR + 3.69%), 05/17/25 (f)	19	18
Hireright Holdings LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 06/30/25 (f)	27	26
Hyland Software Inc.
Term Loan, 5.84%, (3M LIBOR + 3.50%), 07/01/24 (f)	34	33
IG Investment Holdings LLC
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 05/14/25 (f)	32	31
1st Lien Term Loan, 5.89%, (3M LIBOR + 3.50%), 05/14/25 (f)	23	22
Informatica LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 08/05/22 - 08/06/22 (f)	648	628
Information Resources Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 11/06/25 (f)	16	16
IQOR US
Term Loan, 7.40%, (3M LIBOR + 5.00%), 04/01/21 (f)	20	18
IRB Holding Corp.
1st Lien Term Loan, 5.68%, (3M LIBOR + 3.25%), 01/18/25 (f)	49	47
Kingpin Intermediate Holdings LLC
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 07/03/24 (f)	30	29

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

7

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Kronos Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 11/01/23 (f)	—	—
Term Loan B, 5.54%, (3M LIBOR + 3.00%), 11/01/23 (f)	107	102
Level 3 Financing Inc.
Term Loan B, 4.75%, (3M LIBOR + 2.25%), 02/16/24 (f)	45	43
Lifescan Global Corp.
Term Loan, 8.40%, (3M LIBOR + 6.00%), 06/06/24 (f)	9	8
MacDermid Inc.
Term Loan B-7, 4.84%, (3M LIBOR + 2.50%), 06/07/20 (f)	91	91
Term Loan B-6, 5.34%, (3M LIBOR + 3.00%), 06/07/23 (f)	141	140
McAfee LLC
Term Loan B, 6.10%, (3M LIBOR + 3.75%), 09/30/24 (f)	1,429	1,387
Term Loan, 10.85%, (3M LIBOR + 8.50%), 09/30/25 (f)	1,398	1,384
Medallion Midland Acquisition LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 10/31/24 (f)	30	28
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (f) (m)	58	55
MGM Growth Properies Operating Partnership LP
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 04/20/23 (f)	45	43
Midcoast Operating LP
Term Loan, 7.89%, (3M LIBOR + 5.50%), 07/31/25 (f)	24	23
Mitchell International Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 11/21/24 (f)	93	89
2nd Lien Term Loan, 9.77%, (3M LIBOR + 7.25%), 12/01/25 (f)	20	19
MPH Acquisition Holdings LLC
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 06/07/23 (f)	81	77
Nautilus Power LLC
Term Loan B, 6.59%, (3M LIBOR + 4.25%), 04/28/24 (f)	12	12
New LightSquared LLC
Term Loan, 11.52%, (3M LIBOR + 8.75%), 06/15/20 (f)	94	64
Nexstar Broadcasting Inc.
Term Loan B-3, 4.76%, (3M LIBOR + 2.25%), 01/17/24 - 01/18/24 (f)	28	27
NVA Holdings Inc.
Term Loan B-3, 5.09%, (3M LIBOR + 2.75%), 01/31/25 (f)	2	2
Optiv Security Inc.
2nd Lien Term Loan, 9.59%, (3M LIBOR + 7.25%), 01/20/25 (b) (f)	15	13
Ortho-Clinical Diagnostics SA
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 06/01/25 (f)	65	61
Term Loan B, 6.06%, (3M LIBOR + 3.25%), 06/01/25 (f)	28	27
Peak 10 Inc.
Term Loan, 9.79%, (3M LIBOR + 7.25%), 07/21/25 (f)	15	13
Penn National Gaming Inc.
1st Lien Term Loan B, 4.71%, (3M LIBOR + 2.25%), 08/15/25 (f)	9	9
Petco Animal Supplies Inc.
Term Loan B, 5.78%, (3M LIBOR + 3.25%), 01/12/23 (f)	31	23
Pike Corp.
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 03/13/25 (f)	22	22
PQ Corp.
Term Loan B, 5.03%, (3M LIBOR + 2.50%), 02/08/25 (f)	54	51
	Shares/Par[1]	Value ($)
Quintiles IMS Inc.
Term Loan, 2.75%, (3M LIBOR + 2.00%), 03/07/24, EUR (f)	990	1,127
RPI Finance Trust
Term Loan B-6, 4.39%, (3M LIBOR + 2.00%), 03/13/23 (f)	62	60
SBA Senior Finance II LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 03/26/25 (f)	26	25
Serta Simmons Bedding LLC
1st Lien Term Loan, 5.88%, (3M LIBOR + 3.50%), 10/21/23 (f)	50	41
1st Lien Term Loan, 5.93%, (3M LIBOR + 3.50%), 10/21/23 (f)	14	12
Term Loan, 10.43%, (3M LIBOR + 8.00%), 10/21/24 (f)	38	27
Sirva Worldwide Inc.
Term Loan, 7.84%, (3M LIBOR + 5.50%), 07/30/25 (b) (f)	13	13
Term Loan, 7.99%, (3M LIBOR + 5.50%), 07/30/25 (b) (f)	3	3
Term Loan, 8.21%, (3M LIBOR + 5.50%), 07/30/25 (b) (f)	3	3
SolarWinds Holdings Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 02/06/24 (f)	49	47
Solera LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/03/23 (f)	49	46
Sophia LP
Term Loan B, 6.05%, (1M LIBOR + 3.25%), 09/30/22 (f)	58	56
Sound Inpatient Physicians
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 06/19/25 (f)	14	13
SRS Distribution Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 05/19/25 (f)	50	46
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (f)	88	85
Team Health Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 01/12/24 (f)	78	70
TEX Operations Co. LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/04/23 (f)	45	44
TIBCO Software Inc.
Term Loan, 5.85%, (3M LIBOR + 3.50%), 02/01/25 (f)	34	34
Titan Acquisition Ltd.
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 03/16/25 (f)	84	77
TKC Holdings Inc.
1st Lien Term Loan, 6.28%, (3M LIBOR + 3.75%), 02/08/23 (f)	48	46
Trader Corp.
Term Loan B, 5.51%, (3M LIBOR + 3.00%), 09/28/23 (f)	28	26
TransDigm Inc.
Term Loan F, 5.02%, (1M LIBOR + 2.50%), 06/09/23 (f)	48	45
Unitymedia Finance LLC
Term Loan B, 4.71%, (3M LIBOR + 2.25%), 09/30/25 (f)	40	39
USI Inc.
Term Loan, 5.39%, (3M LIBOR + 3.00%), 05/16/24 (f)	40	37
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (f)	68	64
VeriFone Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.00%), 08/09/25 (f)	457	441
Term Loan, 10.64%, (3M LIBOR + 8.00%), 08/15/26 (f)	241	237

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

8

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
VICI Properties 1 LLC
Term Loan B, 4.50%, (3M LIBOR + 2.00%), 12/13/24 (f)	81	77
Vistra Energy Corp.
1st Lien Term Loan B-3, 4.34%, (3M LIBOR + 2.00%), 12/11/25 (f)	16	15
1st Lien Term Loan B-3, 4.46%, (3M LIBOR + 2.00%), 12/11/25 (f)	44	42
Weight Watchers International Inc.
Term Loan, 7.15%, (3M LIBOR + 4.75%), 11/16/24 (f)	17	17
West Corp.
Term Loan B-1, 6.03%, (3M LIBOR + 3.50%), 10/10/24 (f)	75	68
Ziggo Secured Finance Partnership
Term Loan E, 4.96%, (3M LIBOR + 2.50%), 04/15/25 (f)	45	42
		13,276
Total Senior Loan Interests (cost $13,872)		13,378
GOVERNMENT AND AGENCY OBLIGATIONS 2.0%
Argentina 0.1%
Argentina Republic Government International Bond
3.38%, 01/15/23, EUR	130	117
Belarus 0.3%
Republic of Belarus International Bond
6.88%, 02/28/23 (d)	200	204
Croatia 0.3%
Croatia Government International Bond
3.88%, 05/30/22, EUR (d)	200	253
Egypt 0.1%
Egypt Government International Bond
4.75%, 04/16/26, EUR (d)	100	104
Indonesia 0.3%
Indonesia Government International Bond
2.88%, 07/08/21, EUR (d)	200	241
Kazakhstan 0.2%
Kazakhstan Government International Bond
1.55%, 11/09/23, EUR (d)	115	132
Russian Federation 0.2%
Russia Government International Bond
5.00%, 04/29/20 (d)	200	203
Ukraine 0.1%
Ukraine Government International Bond
7.75%, 09/01/21 (d)	100	94
United States of America 0.4%
U.S. Treasury Note
2.88%, 11/30/23	295	300
Venezuela 0.0%
Petroleos de Venezuela SA
0.00%, 11/15/26 - 05/17/35 (a) (d) (k)	200	30
Total Government And Agency Obligations (cost $1,750)		1,678
OTHER EQUITY INTERESTS 0.0%
United States of America 0.0%
T-Mobile USA Inc. Escrow (a) (b)	175	—
T-Mobile USA Inc. Escrow (a) (b)	2	—
T-Mobile USA Inc. Escrow (a) (b) (n)	102	—
Total Other Equity Interests (cost $0)		—
	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 8.9%
Repurchase Agreements 8.9%
Repurchase Agreements (o)		7,610
Total Short Term Investments (cost $7,621)		7,610
Total Investments 91.9% (cost $85,191)		78,417
Total Securities Sold Short (8.7)% (proceeds $7,627)		(7,437)
Total Purchased Options 0.3% (cost $346)		236
Other Derivative Instruments (1.1)%		(910)
Other Assets and Liabilities, Net 17.6%		15,001
Total Net Assets 100.0%		85,307

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(e) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $24,161 and 28.3%, respectively.

(f) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(g) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h) Convertible security.

(i) Perpetual security. Next contractual call date presented, if applicable.

(j) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(k) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.5% of the Fund’s net assets.

(l) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(m) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(n) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(o) For repurchase agreements held at December 31, 2018, see Repurchase Agreements in the Schedules of Investments.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (8.7%)
CORPORATE BONDS AND NOTES (7.6%)
Canada (0.3%)
Bombardier Inc.
7.50%, 03/15/25 (a)	(265)	(253)
Denmark (0.1%)
ISS Global A/S
1.50%, 08/31/27, EUR (b)	(100)	(111)
	Shares/Par[1]	Value ($)
France (0.6%)
Auchan Holding SA
2.25%, 04/06/23, EUR (b) (c)	(100)	(116)
Autoroutes du Sud de la France SA
1.38%, 01/22/30, EUR (b)	(100)	(112)
Engie SA
2.38%, 05/19/26, EUR (b)	(100)	(125)
1.38%, 06/22/28, EUR (b)	(100)	(115)
		(468)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

9

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Luxembourg (0.6%)
Altice Luxembourg SA
7.25%, 05/15/22, EUR (b)	(320)	(344)
Intelsat Connect Finance SA
9.50%, 02/15/23 (a)	(80)	(69)
Intelsat Luxembourg SA
8.13%, 06/01/23	(95)	(74)
		(487)
Netherlands (0.1%)
NN Group NV
4.63%, 01/13/48, EUR (b)	(100)	(118)
Spain (0.6%)
Gestamp Automocion SA
3.25%, 04/30/26, EUR (b)	(200)	(210)
Naviera Armas SA
4.25%, (3M EURIBOR + 4.25%), 11/15/24, EUR (b) (d)	(200)	(216)
Telefonica Emisiones SAU
2.93%, 10/17/29, EUR (b)	(100)	(121)
		(547)
United States of America (4.9%)
Allergan Funding SCS
2.13%, 06/01/29, EUR	(100)	(110)
Carrizo Oil & Gas Inc.
6.25%, 04/15/23	(109)	(101)
Change Healthcare Holdings Inc.
5.75%, 03/01/25 (a)	(100)	(94)
Chesapeake Energy Corp.
8.00%, 06/15/27	(117)	(99)
CommScope Technologies LLC
5.00%, 03/15/27 (a)	(71)	(58)
Dell EMC
6.02%, 06/15/26 (a) (c)	(210)	(212)
Discovery Communications LLC
3.95%, 03/20/28	(130)	(121)
Ford Motor Co.
4.35%, 12/08/26	(480)	(429)
Ford Motor Credit Co. LLC
4.14%, 02/15/23	(400)	(381)
Freeport-McMoRan Inc.
5.45%, 03/15/43	(200)	(155)
General Electric Co.
5.00%, (Callable at 100 beginning 01/21/21) (e)	(44)	(34)
HCA Inc
5.63%, 09/01/28	(170)	(165)
Infor US Inc.
6.50%, 05/15/22	(191)	(186)
Johnson & Johnson
3.75%, 03/03/47	(265)	(255)
Kennametal Inc.
3.88%, 02/15/22	(38)	(38)
Mylan NV
3.13%, 11/22/28, EUR (b)	(100)	(116)
Netflix Inc.
5.88%, 11/15/28 (a)	(270)	(263)
QEP Resources Inc.
5.25%, 05/01/23	(68)	(61)
Refinitiv US Holdings Inc.
8.25%, 11/15/26 (a)	(280)	(257)
SM Energy Co.
5.63%, 06/01/25	(105)	(92)
	Shares/Par[1]	Value ($)
6.75%, 09/15/26	(100)	(90)
Sprint Capital Corp.
6.88%, 11/15/28	(408)	(387)
Sprint Corp.
7.63%, 03/01/26	(75)	(76)
Tenet Healthcare Corp.
6.75%, 06/15/23	(80)	(75)
Thermo Fisher Scientific Inc.
1.95%, 07/24/29, EUR	(100)	(113)
Whiting Petroleum Corp.
6.63%, 01/15/26	(102)	(88)
Zimmer Biomet Holdings Inc.
2.43%, 12/13/26, EUR (c)	(100)	(118)
		(4,174)
Zambia (0.4%)
First Quantum Minerals Ltd.
7.50%, 04/01/25 (a)	(200)	(168)
6.88%, 03/01/26 (a)	(200)	(162)
		(330)
Total Corporate Bonds And Notes (proceeds $6,695)		(6,488)
GOVERNMENT AND AGENCY OBLIGATIONS (1.1%)
Spain (0.5%)
Spain Government Bond
0.35%, 07/30/23, EUR	(350)	(402)
United States of America (0.6%)
U.S. Treasury Bond
3.00%, 08/15/48	(301)	(301)
U.S. Treasury Note
2.88%, 11/30/25	(165)	(168)
3.13%, 11/15/28	(75)	(78)
		(547)
Total Government And Agency Obligations (proceeds $932)		(949)
Total Securities Sold Short (8.7%) (proceeds $7,627)		(7,437)

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $1,536 and 1.8%, respectively.

(b) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(c) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) Perpetual security. Next contractual call date presented, if applicable.

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
APS	U.S. Treasury Bond, 3.00%, due 08/15/48	301	301	2.95	12/31/18	01/01/19	302	302	302
APS	U.S. Treasury Note, 3.13%, due 11/15/28	75	78	2.45	12/31/18	01/01/19	78	78	78
APS	U.S. Treasury Note, 2.88%, due 11/30/25	165	168	2.85	12/31/18	01/01/19	168	168	168
BBP	Thermo Fisher Scientific Inc, 1.95%, due 07/24/29, EUR	100	113	-0.90	08/20/18	Open	116	101	116
BBP	Allergan Funding SCS, 2.13%, due 06/01/29, EUR	100	110	-0.85	08/21/18	Open	114	100	114

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

10

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BBP	Zimmer Biomet Holdings Inc, 2.43%, due 12/13/26, EUR	100	118	-0.90	08/21/18	Open	122	107	122
BBP	Gestamp Automocion SA, 3.25%, due 04/30/26, EUR	200	210	-0.90	08/28/18	Open	228	199	228
BBP	Autoroutes du Sud de la France SA, 1.38%, due 01/22/30, EUR	100	112	-1.00	09/07/18	Open	113	99	113
BBP	Spain Government Bond, 0.35%, due 07/30/23, EUR	350	402	-0.60	10/31/18	Open	398	347	398
BBP	Auchan Holding SA, 2.25%, due 04/06/23, EUR	100	116	-1.55	12/07/18	Open	117	102	117
BCL	Intelsat Luxembourg SA, 8.13%, due 06/01/23	95	74	1.00	11/14/18	Open	85	85	85
BCL	First Quantum Minerals Ltd, 6.88%, due 03/01/26	200	162	1.70	12/14/18	Open	174	174	174
BCL	Refinitiv US Holdings Inc., 8.25%, due 11/15/26	280	257	1.85	12/18/18	Open	267	267	267
BCL	SM Energy Co., 6.75%, due 09/15/26	100	90	-0.25	12/19/18	Open	96	96	96
BCL	Johnson & Johnson, 3.75%, due 03/03/47	132	127	2.05	12/20/18	Open	129	129	129
BCL	Carrizo Oil & Gas Inc., 6.25%, due 04/15/23	109	101	0.35	12/21/18	Open	103	103	103
BCL	Change Healthcare Holdings Inc., 5.75%, due 03/01/25	100	94	2.05	12/24/18	Open	95	95	95
BCL	Intelsat Connect Finance SA, 9.50%, due 02/15/23	80	69	2.05	12/24/18	Open	67	67	67
BCL	Infor US Inc., 6.50%, due 05/15/22	191	186	2.05	12/26/18	Open	185	185	185
CGM	Dell EMC, 6.02%, due 06/15/26	210	212	1.85	12/10/18	Open	220	220	220
CGM	Kennametal Inc., 3.88%, due 02/15/22	38	38	1.75	12/13/18	Open	38	38	38
CGM	General Electric Co., 5.00%, due 12/31/49	44	34	2.05	12/20/18	Open	35	35	35
CGM	First Quantum Minerals Ltd., 7.50%, due 04/01/25	200	168	2.05	12/21/18	Open	167	167	167
CGM	Sprint Capital Corp., 6.88%, due 11/15/28	408	387	2.05	12/24/18	Open	389	389	389
CGM	Sprint Corp., 7.63%, due 03/01/26	75	76	1.75	12/24/18	Open	76	76	76
CGM	Discovery Communications LLC, 3.95%, due 03/20/28	130	121	2.05	12/26/18	Open	121	121	121
CGM	CommScope Technologies LLC, 5.00%, due 03/15/27	71	58	2.05	12/28/18	Open	58	58	58
JPM	Altice Luxembourg SA, 7.25%, due 05/15/22, EUR	110	118	-1.35	07/25/18	Open	133	116	133
JPM	Telefonica Emisiones SAU, 2.93%, due 10/17/29, EUR	100	121	-1.10	08/09/18	Open	128	112	128
JPM	Mylan NV, 3.13%, due 11/22/28, EUR	100	116	-0.80	08/09/18	Open	121	106	121
JPM	Altice Luxembourg SA, 7.25%, due 05/15/22, EUR	100	108	-2.60	08/15/18	Open	116	102	116
JPM	ISS Global A/S, 1.50%, due 08/31/27, EUR	100	111	-0.85	08/20/18	Open	115	101	115
JPM	NN Group NV, 4.63%, due 01/13/48, EUR	100	118	-0.80	09/04/18	Open	126	110	126
JPM	Naviera Armas SA, 4.25%, due 11/15/24, EUR	200	216	-1.70	09/21/18	Open	225	197	225
JPM	Altice Luxembourg SA, 7.25%, due 05/15/22, EUR	110	118	-2.70	12/04/18	Open	127	111	127
JPM	Engie SA, 2.38%, due 05/19/26, EUR	100	125	-0.85	12/07/18	Open	127	111	127
JPM	Engie SA, 1.38%, due 06/22/28, EUR	100	115	-0.85	12/07/18	Open	116	101	116
RBC	Ford Motor Co., 4.35%, due 12/08/26	480	429	1.85	11/14/18	Open	444	444	444
RBC	Ford Motor Credit Co. LLC, 4.14%, due 02/15/23	400	381	1.90	12/03/18	Open	385	385	385
RBC	SM Energy Co., 5.63%, due 06/01/25	105	92	0.00	12/19/18	Open	96	96	96
RBC	Chesapeake Energy Corp, 8.00%, due 06/15/27	117	99	1.25	12/20/18	Open	102	102	102
RBC	Johnson & Johnson, 3.75%, due 03/03/47	133	128	2.10	12/20/18	Open	130	130	130
RBC	Bombardier Inc., 7.50%, due 03/15/25	265	253	2.10	12/21/18	Open	254	254	254
RBC	QEP Resources Inc., 5.25%, due 05/01/23	68	61	2.10	12/24/18	Open	62	62	62
RBC	Netflix Inc, 5.88%, due 11/15/28	270	263	2.10	12/26/18	Open	262	262	262
RBC	Tenet Healthcare Corp., 6.75%, due 06/15/23	80	75	1.00	12/26/18	Open	74	74	74
RBC	Whiting Petroleum Corp., 6.63%, due 01/15/26	102	88	2.10	12/26/18	Open	90	90	90
RBC	Freeport-McMoRan Inc., 5.45%, due 03/15/43	200	155	2.10	12/26/18	Open	151	151	151
RBC	HCA Inc, 5.63%, due 09/01/28	170	165	2.10	12/26/18	Open	165	165	165
									7,610

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

11

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Small Cap Fund
COMMON STOCKS 99.6%
Communication Services 4.4%
Alaska Communications Systems Group Inc. (a)	2	3
AMC Entertainment Holdings Inc. - Class A (b)	2	19
AMC Networks Inc. - Class A (a)	2	115
ATN International Inc.	1	82
Boingo Wireless Inc. (a)	3	61
Cable One Inc.	—	103
Care.com Inc. (a)	2	34
Cars.com Inc. (a)	3	58
Central European Media Entertainment Ltd. - Class A (a) (b)	12	32
Cincinnati Bell Inc. (a)	3	20
Cinemark Holdings Inc.	—	12
Clear Channel Outdoor Holdings Inc. - Class A	2	12
Cogent Communications Group Inc.	2	92
comScore Inc. (a)	1	21
Consolidated Communications Holdings Inc. (b)	6	55
Daily Journal Corp. (a) (b)	—	11
eGain Corp. (a)	2	10
Emerald Expositions Events Inc.	2	30
Entercom Communications Corp. - Class A (b)	5	27
Entravision Communications Corp. - Class A	4	11
EW Scripps Co. - Class A	3	50
Fluent Inc. (a) (b)	3	11
Frontier Communications Corp. (b)	1	3
Gannett Co. Inc.	7	62
GCI Liberty Inc. - Class A (a)	1	26
Glu Mobile Inc. (a)	9	69
Gray Television Inc. (a)	6	90
GTT Communications Inc. (a) (b)	2	45
Hemisphere Media Group Inc. - Class A (a)	2	21
IDT Corp. - Class B	2	9
IMAX Corp. (a)	2	43
Intelsat SA (a)	5	117
Iridium Communications Inc. (a)	8	141
John Wiley & Sons Inc. - Class A	2	97
Liberty Latin America Ltd. - Class A (a)	3	38
Liberty Latin America Ltd. - Class C (a)	6	87
Liberty TripAdvisor Holdings Inc. - Class A (a)	6	103
Lions Gate Entertainment Corp. - Class A	3	52
Lions Gate Entertainment Corp. - Class B	5	80
Marcus Corp.	1	55
Meet Group Inc. (a)	4	16
Meredith Corp. (b)	2	108
MSG Networks Inc. - Class A (a)	2	56
National CineMedia Inc.	4	27
New Media Investment Group Inc.	2	22
New York Times Co. - Class A (b)	7	165
NexStar Media Group Inc. - Class A	2	173
ORBCOMM Inc. (a)	4	34
pdvWireless Inc. (a)	1	20
QuinStreet Inc. (a)	2	39
Reading International Inc. - Class A (a)	1	21
Rosetta Stone Inc. (a)	—	7
Saga Communications Inc. - Class A	—	9
Scholastic Corp.	1	58
Shenandoah Telecommunications Co.	2	108
Sinclair Broadcast Group Inc. - Class A	3	89
Spok Holdings Inc.	1	14
TechTarget Inc. (a)	2	21
Tegna Inc.	9	94
Telephone & Data Systems Inc.	5	176
Townsquare Media Inc. - Class A	1	5
Trade Desk Inc. - Class A (a) (b)	1	110
Travelzoo Inc. (a)	1	6
Tribune Media Co. - Class A	3	140
Tribune Publishing Co. (a)	2	20
TrueCar Inc. (a)	4	35
Tucows Inc. (a) (b)	1	35
US Cellular Corp. (a)	1	74
Vonage Holdings Corp. (a)	10	91
World Wrestling Entertainment Inc. - Class A	1	96
	Shares/Par[1]	Value ($)
Yelp Inc. - Class A (a)	4	134
Zedge Inc. - Class B (a)	1	3
Zynga Inc. - Class A (a)	41	163
		4,176
Consumer Discretionary 14.3%
1-800-Flowers.com Inc. - Class A (a)	4	49
Aaron's Inc.	3	133
Abercrombie & Fitch Co. - Class A	3	70
Acushnet Holdings Corp.	3	53
Adient Plc	3	45
Adtalem Global Education Inc. (a)	3	144
American Axle & Manufacturing Holdings Inc. (a)	6	64
American Eagle Outfitters Inc.	9	177
American Outdoor Brands Corp. (a)	4	53
American Public Education Inc. (a)	2	58
America's Car-Mart Inc. (a)	1	39
Ark Restaurants Corp.	1	11
Asbury Automotive Group Inc. (a)	1	78
Ascena Retail Group Inc. (a)	11	27
Ascent Capital Group Inc. - Class A (a)	1	—
At Home Group Inc. (a)	2	41
AutoNation Inc. (a)	4	141
Barnes & Noble Education Inc. (a)	3	10
Barnes & Noble Inc.	6	44
Bassett Furniture Industries Inc.	1	17
BBX Capital Corp. - Class A	5	26
Bed Bath & Beyond Inc. (b)	5	61
Belmond Ltd. - Class A (a)	4	112
Big 5 Sporting Goods Corp. (b)	3	7
Big Lots Inc.	2	58
Biglari Holdings Inc. - Class A (a)	—	5
Biglari Holdings Inc. - Class B (a)	—	11
BJ's Restaurants Inc.	2	76
Bloomin' Brands Inc.	5	87
Bojangles' Inc. (a)	3	41
Boot Barn Holdings Inc. (a)	2	26
Bridgepoint Education Inc. (a)	1	10
Brinker International Inc. (b)	2	93
Brunswick Corp.	2	110
Build-A-Bear Workshop Inc. (a)	1	5
Caesars Entertainment Corp. (a)	13	91
Caleres Inc.	2	64
Callaway Golf Co.	4	63
Camping World Holdings Inc. - Class A (b)	1	13
Career Education Corp. (a)	5	54
Carriage Services Inc.	1	21
Carrol's Restaurant Group Inc. (a)	2	22
Carter's Inc.	1	117
Cato Corp. - Class A	—	7
Cavco Industries Inc. (a)	—	55
Century Casinos Inc. (a)	1	10
Century Communities Inc. (a)	1	24
Cheesecake Factory Inc. (b)	2	85
Chegg Inc. (a)	3	73
Chico's FAS Inc.	8	46
Childrens Place Retail Stores Inc.	1	63
Choice Hotels International Inc.	2	132
Churchill Downs Inc.	—	111
Chuy's Holdings Inc. (a)	1	19
Citi Trends Inc.	1	17
Collectors Universe Inc.	1	7
Conn's Inc. (a)	2	29
Cooper Tire & Rubber Co.	3	105
Cooper-Standard Holding Inc. (a)	1	54
Core-Mark Holding Co. Inc.	2	44
Cracker Barrel Old Country Store Inc. (b)	1	88
Crocs Inc. (a)	5	129
CSS Industries Inc.	1	10
Culp Inc.	1	25
Dana Holding Corp.	5	68
Dave & Buster's Entertainment Inc.	2	98
Deckers Outdoor Corp. (a)	2	201
Del Frisco's Restaurant Group Inc. (a)	2	13
Del Taco Restaurants Inc. (a)	3	26

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

12

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Delphi Technologies Plc	2	29
Delta Apparel Inc. (a)	1	17
Denny's Corp. (a)	5	76
Destination XL Group Inc. (a)	6	13
Dick's Sporting Goods Inc.	4	123
Dillard's Inc. - Class A (b)	1	72
Dine Brands Global Inc.	—	27
Dixie Group Inc. - Class A (a)	1	1
Dorman Products Inc. (a)	2	156
DSW Inc. - Class A	3	81
Duluth Holdings Inc. - Class B (a) (b)	1	30
El Pollo Loco Holdings Inc. (a)	3	40
Eldorado Resorts Inc. (a) (b)	3	117
Escalade Inc.	2	25
Ethan Allen Interiors Inc.	2	32
Express Inc. (a)	6	30
Extended Stay America Inc. - Class B	6	91
Fiesta Restaurant Group Inc. (a)	1	22
Five Below Inc. (a)	1	146
Flexsteel Industries Inc.	1	11
Floor & Decor Holdings Inc. (a)	4	96
Fossil Group Inc. (a) (b)	2	27
Fox Factory Holding Corp. (a)	2	115
Francesca's Holdings Corp. (a)	3	3
Frontdoor Inc. (a)	1	28
FTD Cos. Inc. (a)	1	1
Gaia Inc. - Class A (a) (b)	1	8
Genesco Inc. (a)	1	42
Gentherm Inc. (a)	2	96
G-III Apparel Group Ltd. (a)	2	65
Graham Holdings Co.	—	122
Green Brick Partners Inc. (a)	4	28
Group 1 Automotive Inc.	1	64
Groupon Inc. - Class A (a)	21	67
Guess Inc.	3	70
Habit Restaurants Inc. - Class A (a)	1	14
Hamilton Beach Brands Holding Co.	1	19
Haverty Furniture Cos. Inc.	1	27
Helen of Troy Ltd. (a)	1	170
Hibbett Sports Inc. (a)	2	23
Hilton Grand Vacations Inc. (a)	3	92
Hooker Furniture Corp.	1	21
Horizon Global Corp. (a) (b)	1	2
Houghton Mifflin Harcourt Co. (a)	4	39
Hovnanian Enterprises Inc. - Class A (a)	9	6
Installed Building Products Inc. (a)	1	48
International Game Technology Plc	6	85
iRobot Corp. (a) (b)	1	116
J Alexander's Holdings Inc. (a)	1	12
J.Jill Inc. (a)	2	13
Jack in the Box Inc.	1	90
Johnson Outdoors Inc. - Class A	1	36
K12 Inc. (a)	2	43
KB Home	4	70
Kirkland's Inc. (a)	3	25
Laureate Education Inc. - Class A (a)	4	54
La-Z-Boy Inc.	3	78
LCI Industries	1	88
Leaf Group Ltd. (a)	4	28
Liberty Expedia Holdings Inc. - Class A (a)	2	92
Liberty Tax Inc. - Class A	1	14
Lifetime Brands Inc.	2	20
Lindblad Expeditions Holdings Inc. (a)	3	35
Liquidity Services Inc. (a)	1	4
Lithia Motors Inc. - Class A (b)	1	70
Lumber Liquidators Holdings Inc. (a) (b)	1	9
M/I Homes Inc. (a)	3	53
Malibu Boats Inc. - Class A (a)	1	40
Marine Products Corp.	2	37
MarineMax Inc. (a)	2	36
Marriott Vacations Worldwide Corp.	2	134
MasterCraft Boat Holdings Inc. (a)	1	20
MDC Holdings Inc.	2	66
Meritage Homes Corp. (a)	4	156
Michaels Cos. Inc. (a) (b)	7	94
	Shares/Par[1]	Value ($)
Modine Manufacturing Co. (a)	4	47
Monro Inc.	2	113
Motorcar Parts of America Inc. (a) (b)	2	25
Movado Group Inc.	—	15
Murphy USA Inc. (a)	2	129
Nathan's Famous Inc.	1	34
National Vision Holdings Inc. (a)	3	87
Nautilus Inc. (a)	2	26
New Home Co. Inc. (a)	2	9
NutriSystem Inc.	1	43
Office Depot Inc.	38	97
Ollie's Bargain Outlet Holdings Inc. (a)	2	116
Overstock.com Inc. (a) (b)	1	8
Oxford Industries Inc.	1	71
Papa John's International Inc.	1	40
Party City Holdco Inc. (a) (b)	4	35
Penn National Gaming Inc. (a)	5	100
Penske Automotive Group Inc.	4	147
PetMed Express Inc. (b)	1	21
Pico Holdings Inc. (a)	1	13
Pier 1 Imports Inc.	6	2
Planet Fitness Inc. - Class A (a)	3	164
Playa Hotels & Resorts NV (a)	4	31
Potbelly Corp. (a)	2	16
Quotient Technology Inc. (a)	3	33
RCI Hospitality Holdings Inc.	1	23
Red Lion Hotels Corp. (a)	1	9
Red Robin Gourmet Burgers Inc. (a)	1	28
Red Rock Resorts Inc. - Class A	3	58
Regis Corp. (a)	2	38
Rent-A-Center Inc. (a)	2	33
RH (a)	—	31
RTW Retailwinds Inc. (a)	3	7
Ruth's Hospitality Group Inc.	2	40
Sally Beauty Holdings Inc. (a)	5	88
Scientific Games Corp. - Class A (a) (b)	2	29
SeaWorld Entertainment Inc. (a)	4	87
Sequential Brands Group Inc. (a) (b)	2	1
Shake Shack Inc. - Class A (a)	1	58
Shiloh Industries Inc. (a)	2	14
Shoe Carnival Inc. (b)	1	29
Shutterfly Inc. (a)	1	49
Shutterstock Inc.	2	67
Signet Jewelers Ltd.	3	85
Skechers U.S.A. Inc. - Class A (a)	3	73
Skyline Corp.	2	34
Sleep Number Corp. (a)	2	72
Sonic Automotive Inc. - Class A	3	38
Sotheby's (a)	2	84
Speedway Motorsports Inc.	3	54
Sportsman's Warehouse Holdings Inc. (a) (b)	6	27
Stamps.com Inc. (a)	1	132
Standard Motor Products Inc.	2	84
Steven Madden Ltd.	4	119
Stoneridge Inc. (a)	2	45
Strategic Education Inc.	1	147
Strattec Security Corp.	1	16
Superior Industries International Inc.	1	5
Superior Uniform Group Inc.	2	43
Tailored Brands Inc. (b)	3	34
Tandy Leather Factory Inc. (a)	1	7
Taylor Morrison Home Corp. - Class A (a)	5	77
Tempur Sealy International Inc. (a) (b)	2	102
Tenneco Inc.	2	50
Texas Roadhouse Inc.	2	111
Thor Industries Inc.	2	112
Tile Shop Holdings Inc.	4	19
Tilly's Inc. - Class A	2	25
TopBuild Corp. (a)	1	64
Tower International Inc.	2	36
Town Sports International Holdings Inc. (a)	2	15
TravelCenters of America LLC (a)	3	9
TRI Pointe Homes Inc. (a)	6	68
Tupperware Brands Corp.	2	61
U.S. Auto Parts Network Inc. (a)	4	4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

13

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Unifi Inc. (a)	1	29
Universal Electronics Inc. (a)	1	25
Urban Outfitters Inc. (a)	5	157
Veoneer Inc. (a) (b)	4	90
Vera Bradley Inc. (a)	3	27
Vista Outdoor Inc. (a)	3	39
Visteon Corp. (a)	1	67
VOXX International Corp. - Class A (a)	2	6
Weight Watchers International Inc. (a)	3	104
Wendy's Co.	10	162
William Lyon Homes - Class A (a)	1	14
Williams-Sonoma Inc.	2	120
Wingstop Inc.	2	99
Winmark Corp.	1	82
Winnebago Industries Inc.	2	54
Wolverine World Wide Inc.	4	142
Wyndham Destinations Inc.	4	142
Zagg Inc. (a)	4	41
Zumiez Inc. (a)	2	37
		13,416
Consumer Staples 4.2%
Alico Inc.	1	33
Andersons Inc.	1	36
Avon Products Inc. (a)	17	26
B&G Foods Inc. (b)	3	89
Boston Beer Co. Inc. - Class A (a)	—	90
Calavo Growers Inc. (b)	1	63
Cal-Maine Foods Inc.	2	74
Casey's General Stores Inc.	1	93
Central Garden & Pet Co. (a) (b)	1	49
Central Garden & Pet Co. - Class A (a)	2	71
Chefs' Warehouse Inc. (a)	2	60
Coca-Cola Bottling Co.	—	62
Craft Brewers Alliance Inc. (a)	1	13
Darling Ingredients Inc. (a)	8	159
Dean Foods Co.	8	32
Edgewell Personal Care Co. (a)	2	82
Energizer Holdings Inc.	3	122
Farmer Bros. Co. (a)	1	30
Flowers Foods Inc.	10	182
Fresh Del Monte Produce Inc.	2	57
Hostess Brands Inc. - Class A (a)	6	67
Ingles Markets Inc. - Class A	1	31
Inter Parfums Inc.	2	110
J&J Snack Foods Corp.	1	136
John B. Sanfilippo & Son Inc.	1	38
Lancaster Colony Corp.	1	203
Landec Corp. (a)	2	23
Limoneira Co.	1	26
Medifast Inc.	1	79
MGP Ingredients Inc. (b)	1	54
National Beverage Corp.	1	43
Natural Alternatives International Inc. (a)	1	8
Natural Grocers by Vitamin Cottage Inc. (a)	3	48
Natural Health Trends Corp. (b)	1	17
Nu Skin Enterprises Inc. - Class A	2	150
Oil-Dri Corp. of America	1	17
Performance Food Group Co. (a)	5	150
Pilgrim's Pride Corp. (a)	3	53
PriceSmart Inc.	1	81
Primo Water Corp. (a)	2	26
Revlon Inc. - Class A (a) (b)	1	27
Rite Aid Corp. (a) (b)	32	23
Rocky Mountain Chocolate Factory Inc.	2	13
Sanderson Farms Inc.	1	109
Seneca Foods Corp. - Class A (a)	—	12
Simply Good Foods Co. (a)	3	56
Smart & Final Stores Inc. (a)	5	24
SpartanNash Co.	2	29
Spectrum Brands Holdings Inc.	2	84
Sprouts Farmers Market Inc. (a)	6	130
TreeHouse Foods Inc. (a)	3	131
Turning Point Brands Inc.	1	36
United Natural Foods Inc. (a)	2	20
	Shares/Par[1]	Value ($)
United-Guardian Inc.	—	3
Universal Corp.	1	59
USANA Health Sciences Inc. (a)	1	144
Vector Group Ltd.	6	60
Village Super Market Inc. - Class A	1	16
WD-40 Co.	1	133
Weis Markets Inc.	2	82
		3,974
Energy 4.9%
Abraxas Petroleum Corp. (a)	9	10
Adams Resources & Energy Inc.	1	31
Alta Mesa Resources Inc. - Class A (a) (b)	3	3
Antero Resources Corp. (a)	6	58
Apergy Corp. (a)	3	84
Arch Coal Inc. - Class A	1	86
Archrock Inc.	6	42
Basic Energy Services Inc. (a)	2	6
Bonanza Creek Energy Inc. (a)	1	21
Bristow Group Inc. (a) (b)	2	6
Cactus Inc. - Class A (a)	2	55
California Resources Corp. (a)	2	29
Callon Petroleum Co. (a)	11	74
CARBO Ceramics Inc. (a) (b)	2	6
Carrizo Oil & Gas Inc. (a)	4	46
Centennial Resource Development Inc. - Class A (a)	5	54
Chesapeake Energy Corp. (a) (b)	41	85
Clean Energy Fuels Corp. (a)	10	17
Cloud Peak Energy Inc. (a)	3	1
CNX Resources Corp. (a)	10	112
CONSOL Energy Inc. (a)	3	84
Core Laboratories NV	2	91
CVR Energy Inc.	3	109
Dawson Geophysical Co. (a)	2	6
Delek US Holdings Inc.	4	124
Denbury Resources Inc. (a)	19	32
DHT Holdings Inc.	11	44
Diamond Offshore Drilling Inc. (a)	3	27
Dorian LPG Ltd. (a)	4	20
Dril-Quip Inc. (a)	1	44
Earthstone Energy Inc. - Class A (a)	2	10
Eclipse Resources Corp. (a) (b)	17	18
EnLink Midstream LLC	7	70
Ensco Plc - Class A (b)	23	80
Era Group Inc. (a)	1	11
Evolution Petroleum Corp.	1	10
Exterran Corp. (a)	3	45
Extraction Oil & Gas Inc. (a) (b)	5	22
Forum Energy Technologies Inc. (a)	5	19
Frank's International NV (a)	9	48
GasLog Ltd.	4	61
Geospace Technologies Corp. (a)	1	10
Green Plains Renewable Energy Inc.	2	23
Gulf Island Fabrication Inc. (a)	2	11
Gulfport Energy Corp. (a)	7	49
Halcon Resources Corp. (a) (b)	7	12
Helix Energy Solutions Group Inc. (a)	6	32
HighPoint Resources Corp. (a)	5	11
Hornbeck Offshore Services Inc. (a) (b)	4	6
International Seaways Inc. (a)	2	26
ION Geophysical Corp. (a)	1	6
Jagged Peak Energy Inc. (a) (b)	1	8
Keane Group Inc. (a)	4	31
KLX Energy Services Holdings Inc. (a)	1	13
Kosmos Energy Ltd. (a)	16	64
Laredo Petroleum Holdings Inc. (a)	8	29
Lonestar Resources US Inc. - Class A (a)	2	6
Mammoth Energy Services Inc.	—	8
Matador Resources Co. (a)	6	93
Matrix Service Co. (a)	2	27
McDermott International Inc. (a)	8	51
Midstates Petroleum Co. Inc. (a)	1	6
Murphy Oil Corp.	5	110
Nabors Industries Ltd.	14	28
NACCO Industries Inc. - Class A	—	14

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

14

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Natural Gas Services Group Inc. (a)	1	10
NCS Multistage Holdings Inc. (a) (b)	1	4
Newfield Exploration Co. (a)	2	34
Newpark Resources Inc. (a)	4	29
Noble Corp. Plc (a)	10	27
Nordic American Tankers Ltd. (b)	3	6
Northern Oil and Gas Inc. (a)	15	34
Oasis Petroleum Inc. (a)	15	81
Oceaneering International Inc. (a)	4	52
Oil States International Inc. (a)	3	37
Overseas Shipholding Group Inc. - Class A (a)	4	6
Panhandle Oil and Gas Inc. - Class A	1	21
Par Pacific Holdings Inc. (a)	3	48
Patterson-UTI Energy Inc.	9	98
PBF Energy Inc. - Class A	5	158
PDC Energy Inc. (a)	3	87
Peabody Energy Corp.	5	145
Penn Virginia Corp. (a)	1	53
Pioneer Energy Services Corp. (a)	7	8
ProPetro Holding Corp. (a)	3	34
QEP Resources Inc. (a)	12	67
Range Resources Corp.	11	107
Renewable Energy Group Inc. (a) (b)	2	59
Resolute Energy Corp. (a) (b)	1	22
REX Stores Corp. (a)	—	27
RigNet Inc. (a)	1	11
Ring Energy Inc. (a)	2	11
Rowan Cos. Plc - Class A (a)	5	40
RPC Inc. (b)	5	45
SandRidge Energy Inc. (a)	1	11
Scorpio Tankers Inc. (b)	12	20
SEACOR Holdings Inc. (a)	1	24
SEACOR Marine Holdings Inc. (a)	1	7
Select Energy Services Inc. - Class A (a)	1	6
SemGroup Corp. - Class A	3	39
Ship Finance International Ltd. (b)	3	30
SilverBow Resources Inc. (a)	1	25
SM Energy Co.	5	75
Solaris Oilfield Infrastructure Inc. - Class A (b)	2	25
Southwestern Energy Co. (a)	24	83
SRC Energy Inc. (a)	10	48
Superior Energy Services Inc. (a)	8	26
Talos Energy Inc. (a)	2	29
Tetra Technologies Inc. (a)	11	18
Tidewater Inc. (a) (b)	1	14
Transocean Ltd. (a)	4	26
Ultra Petroleum Corp. (a)	6	5
Unit Corp. (a)	3	49
US Silica Holdings Inc. (b)	3	28
W&T Offshore Inc. (a)	9	36
Whiting Petroleum Corp. (a)	4	86
WildHorse Resource Development Corp. (a)	3	44
World Fuel Services Corp.	3	55
		4,645
Financials 20.6%
1st Constitution Bancorp	1	12
1st Source Corp.	2	64
Access National Corp.	2	36
Allegiance Bancshares Inc. (a)	1	20
A-Mark Precious Metals Inc.	1	9
Ambac Financial Group Inc. (a)	6	108
American Equity Investment Life Holding Co.	5	128
American National Bankshares Inc.	1	23
American National Insurance Co.	1	152
American River Bankshares	1	15
Ameris Bancorp	2	63
Amerisafe Inc.	1	77
Appfolio Inc. - Class A (a)	1	40
Argo Group International Holdings Ltd.	2	110
Arrow Financial Corp.	2	51
Artisan Partners Asset Management Inc. - Class A	2	53
Aspen Insurance Holdings Ltd.	3	122
Associated Bancorp	8	149
Assured Guaranty Ltd.	3	111
	Shares/Par[1]	Value ($)
Asta Funding Inc.	—	1
Atlantic Capital Bancshares Inc. (a)	2	32
Atlas Financial Holdings Inc. (a)	1	10
Axis Capital Holdings Ltd.	2	93
Axos Financial Inc. (a)	3	66
Banc of California Inc.	2	26
BancFirst Corp.	2	93
Bancorp Inc. (a)	4	31
BancorpSouth Bank	5	128
Bank of Hawaii Corp.	2	144
Bank of Marin Bancorp	1	40
Bank of NT Butterfield & Son Ltd.	2	60
Bank OZK	5	115
BankFinancial Corp.	2	25
BankUnited Inc.	5	138
Banner Corp.	1	77
Bar Harbor Bankshares	1	24
Beneficial Bancorp Inc.	2	35
Berkshire Hills Bancorp Inc.	2	55
Blucora Inc. (a)	4	113
Blue Capital Reinsurance Holdings Ltd.	1	4
Blue Hills Bancorp Inc.	2	36
Boston Private Financial Holdings Inc.	3	36
Bridge Bancorp Inc.	1	29
Brighthouse Financial Inc. (a)	3	95
BrightSphere Investment Group Plc	5	55
Brookline Bancorp Inc.	5	62
Bryn Mawr Bank Corp.	1	30
BSB BanCorp Inc. (a)	1	30
C&F Financial Corp.	—	22
Cadence Bancorp LLC - Class A	3	49
Camden National Corp.	1	39
Cannae Holdings Inc. (a)	4	75
Capital City Bank Group Inc.	1	29
Capitol Federal Financial Inc.	6	80
Carolina Financial Corp.	1	30
Cathay General Bancorp	4	129
CenterState Bank Corp.	4	93
Central Pacific Financial Corp.	2	53
Central Valley Community Bancorp	1	17
Century Bancorp Inc. - Class A	—	24
Chemical Financial Corp.	3	117
Citizens & Northern Corp.	1	22
Citizens Inc. - Class A (a) (b)	4	30
City Holdings Co.	1	73
Civista Bancshares Inc.	—	8
CNB Financial Corp.	1	32
Cohen & Steers Inc.	2	71
Columbia Banking System Inc.	4	139
Community Bank System Inc.	3	156
Community Bankers Trust Corp. (a)	1	10
Community Trust Bancorp Inc.	1	24
ConnectOne Bancorp Inc.	1	26
Cowen Inc. - Class A (a) (b)	1	16
Crawford & Co. - Class A	3	24
Crawford & Co. - Class B	3	25
Customers Bancorp Inc. (a)	2	45
CVB Financial Corp.	7	136
Diamond Hill Investment Group Inc.	—	33
Dime Community Bancshares Inc.	2	39
Donegal Group Inc. - Class A	4	49
Donnelley Financial Solutions Inc. (a)	2	30
Eagle Bancorp Inc. (a)	1	71
Eaton Vance Corp.	3	104
eHealth Inc. (a)	1	31
EMC Insurance Group Inc.	2	54
Employer Holdings Inc.	2	82
Encore Capital Group Inc. (a) (b)	1	29
Enova International Inc. (a)	2	46
Enstar Group Ltd. (a)	1	121
Enterprise Bancorp Inc.	2	59
Enterprise Financial Services Corp.	1	52
Equity Bancshares Inc. - Class A (a)	1	19
Essent Group Ltd. (a)	4	135
Evercore Inc. - Class A	2	127

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

15

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
EzCorp Inc. - Class A (a)	4	32
Farmers National Banc Corp.	3	34
FB Financial Corp.	1	35
FBL Financial Group Inc. - Class A	1	77
FCB Financial Holdings Inc. - Class A (a)	1	46
Federal Agricultural Mortgage Corp. - Class C	1	38
Federated Investors Inc. - Class B	5	127
Federated National Holding Co.	1	13
Fidelity Southern Corp.	2	39
Financial Institutions Inc.	1	18
First Bancorp Inc.	1	37
First Bancorp Inc.	11	98
First Bancorp Inc.	2	47
First Bancshares Inc.	1	18
First Bank	1	15
First Busey Corp.	2	45
First Commonwealth Financial Corp.	4	45
First Community Bancshares Inc.	1	29
First Defiance Financial Corp.	1	30
First Financial Bancorp	4	98
First Financial Bankshares Inc.	3	180
First Financial Corp.	1	36
First Financial Northwest Inc.	1	11
First Foundation Inc. (a)	2	25
First Hawaiian Inc.	6	125
First Horizon National Corp.	7	91
First Internet Bancorp	—	6
First Interstate BancSystem Inc. - Class A	2	67
First Merchants Corp.	2	73
First Mid-Illinois Bancshares Inc.	1	42
First Midwest Bancorp Inc.	5	99
First of Long Island Corp.	1	29
FirstCash Inc.	2	166
Flagstar Bancorp Inc. (a)	2	61
Flushing Financial Corp.	1	20
FNB Corp.	14	140
Franklin Financial Network Inc. (a)	1	27
Fulton Financial Corp.	8	131
Gain Capital Holdings Inc. (b)	2	13
GAMCO Investors Inc. - Class A	1	21
Genworth Financial Inc. - Class A (a)	4	18
German American Bancorp Inc.	1	33
Glacier Bancorp Inc.	4	172
Global Indemnity Ltd. - Class A	1	25
Great Southern Bancorp Inc.	1	45
Great Western Bancorp Inc.	3	80
Green Bancorp Inc.	2	32
Green Dot Corp. - Class A (a)	2	189
Greenhill & Co. Inc.	2	41
Greenlight Capital Re Ltd. - Class A (a) (b)	2	21
Guaranty Bancorp	1	22
Guaranty Bancshares Inc.	—	11
Hamilton Lane Inc. - Class A	1	28
Hancock Whitney Co.	4	123
Hanmi Financial Corp.	2	44
HarborOne Bancorp Inc. (a)	1	11
HCI Group Inc.	1	38
Health Insurance Innovations Inc. - Class A (a) (b)	1	24
Heartland Financial USA Inc.	1	64
Hennessy Advisors Inc.	1	8
Heritage Commerce Corp.	3	30
Heritage Financial Corp.	2	55
Heritage Insurance Holdings Inc.	1	14
Hingham Institution for Savings	—	32
Home Bancorp Inc.	—	13
Home Bancshares Inc.	8	127
HomeStreet Inc. (a)	1	27
HomeTrust Bancshares Inc.	2	45
Hope Bancorp Inc.	5	60
Horace Mann Educators Corp.	2	65
Horizon Bancorp Inc.	2	27
Houlihan Lokey Inc. - Class A	2	66
Howard Bancorp Inc. (a)	1	10
IberiaBank Corp.	2	131
Impac Mortgage Holdings Inc. (a) (b)	1	4
	Shares/Par[1]	Value ($)
Independent Bank Corp.	1	94
Independent Bank Group Inc.	1	53
Interactive Brokers Group Inc.	2	97
Internap Corp. (a) (b)	2	6
International Bancshares Corp.	3	109
INTL FCStone Inc. (a)	1	21
Investment Technology Group Inc.	1	38
Investors Bancorp Inc.	13	132
Investors Title Co.	—	44
James River Group Holdings Ltd.	1	49
Janus Henderson Group Plc	6	130
Kearny Financial Corp.	4	47
Kemper Corp.	2	126
Kingstone Cos. Inc.	1	25
Kinsale Capital Group Inc.	1	38
Ladenburg Thalmann Financial Services Inc.	25	58
Lakeland Bancorp Inc.	2	32
Lakeland Financial Corp.	2	67
LCNB Corp.	1	8
LegacyTexas Financial Group Inc.	2	65
Legg Mason Inc.	3	73
LendingClub Corp. (a)	16	41
LendingTree Inc. (a) (b)	1	108
Live Oak Bancshares Inc.	2	26
Macatawa Bank Corp.	5	46
Maiden Holdings Ltd.	5	8
Manning & Napier Inc. - Class A (b)	3	4
Marlin Business Services Inc.	1	16
MB Financial Inc.	2	79
MBIA Inc. (a)	6	49
MBT Financial Corp.	3	25
Mercantile Bank Corp.	1	32
Mercury General Corp.	3	147
Meridian Bancorp Inc.	2	30
Meta Financial Group Inc.	2	34
Midland States Bancorp Inc.	1	30
Midsouth Bancorp Inc.	1	12
MidWestOne Financial Group Inc.	—	11
Moelis & Co. - Class A	2	68
Morningstar Inc.	—	51
Mr. Cooper Group Inc. (a)	3	31
National Bank Holdings Corp. - Class A	1	41
National Commerce Corp. (a)	1	33
National General Holdings Corp.	4	107
National Western Life Group Inc. - Class A	—	79
Navient Corp.	11	96
Navigators Group Inc.	1	79
NBT Bancorp Inc.	2	58
Nelnet Inc. - Class A	2	110
Nicholas Financial Inc. (a)	2	20
Nicolet Bankshares Inc. (a)	—	24
NMI Holdings Inc. - Class A (a)	2	33
Northeast Bancorp	—	3
Northfield Bancorp Inc.	2	32
Northrim BanCorp Inc.	—	12
Northwest Bancshares Inc.	5	92
OceanFirst Financial Corp.	2	35
Ocwen Financial Corp. (a)	6	8
OFG Bancorp	3	42
Old Line Bancshares Inc.	1	16
Old National Bancorp	7	113
Old Second Bancorp Inc.	1	15
On Deck Capital Inc. (a)	6	36
OneMain Holdings Inc. (a)	6	140
Oppenheimer Holdings Inc. - Class A	1	17
Opus Bank	2	32
Oritani Financial Corp.	2	36
Pacific Mercantile Bancorp (a)	1	8
Pacific Premier Bancorp Inc. (a)	2	60
PacWest Bancorp	4	124
Park National Corp.	1	82
PCSB Financial Corp.	1	16
Peapack Gladstone Financial Corp.	1	31
PennyMac Financial Services Inc.	2	48
Peoples Bancorp Inc.	1	43

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

16

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
People's Utah Bancorp	1	37
Pinnacle Financial Partners Inc.	2	95
Piper Jaffray Cos.	—	26
PJT Partners Inc. - Class A	1	53
Popular Inc.	2	78
PRA Group Inc. (a) (b)	2	52
Preferred Bank	1	41
Primerica Inc.	1	133
ProAssurance Corp.	3	114
Prosperity Bancshares Inc.	1	90
Protective Insurance Corp. - Class B	1	20
Provident Financial Holdings Inc.	1	20
Provident Financial Services Inc.	3	63
Pzena Investment Management Inc. - Class A	1	10
QCR Holdings Inc.	1	25
RBB Bancorp	1	12
Regional Management Corp. (a)	1	17
Renasant Corp.	2	63
Republic Bancorp Inc. - Class A	1	27
Republic First Bancorp Inc. (a)	3	18
Riverview Bancorp Inc.	3	20
RLI Corp.	2	161
S&T Bancorp Inc.	2	59
Safeguard Scientifics Inc. (a)	1	12
Safety Insurance Group Inc.	1	62
Sandy Spring Bancorp Inc.	1	34
Seacoast Banking Corp. of Florida (a)	2	47
Selective Insurance Group Inc.	3	188
ServisFirst Bancshares Inc.	2	66
Sierra Bancorp	1	23
Silvercrest Asset Management Group Inc. - Class A	1	11
Simmons First National Corp. - Class A	4	107
SLM Corp. (a)	13	111
South State Corp.	2	100
Southern First Bancshares Inc. (a)	—	9
Southern Missouri Bancorp Inc.	1	33
Southern National Bancorp of Virginia Inc.	3	34
Southside Bancshares Inc.	1	46
State Auto Financial Corp.	3	103
State Bank Financial Corp.	1	28
Sterling Bancorp	8	133
Stewart Information Services Corp.	2	68
Stifel Financial Corp.	3	124
Stock Yards Bancorp Inc.	1	44
Summit Financial Group Inc.	1	15
Synovus Financial Corp.	3	96
TCF Financial Corp.	9	171
Telaria Inc. (a)	5	15
Texas Capital Bancshares Inc. (a)	2	106
TFS Financial Corp.	4	66
Third Point Reinsurance Ltd. (a)	5	48
Timberland Bancorp Inc.	1	15
Tompkins Financial Corp.	1	75
Towne Bank	3	66
Trico Bancshares	2	63
Tristate Capital Holdings Inc. (a)	2	33
Triumph Bancorp Inc. (a)	1	32
Trupanion Inc. (a) (b)	1	19
TrustCo Bank Corp.	7	48
Trustmark Corp.	3	99
UMB Financial Corp.	3	159
Umpqua Holdings Corp.	6	103
Union Bankshares Corp.	3	74
United Bankshares Inc.	5	142
United Community Banks Inc.	3	71
United Community Financial Corp.	4	35
United Financial Bancorp Inc.	2	36
United Fire Group Inc.	1	50
United Insurance Holdings Corp.	2	30
Universal Insurance Holdings Inc.	3	97
Univest Corp. of Pennsylvania	1	27
Valley National Bancorp	14	126
Veritex Holdings Inc. (a)	1	16
Virtu Financial Inc. - Class A	2	40
Virtus Investment Partners Inc.	—	24
	Shares/Par[1]	Value ($)
Waddell & Reed Financial Inc. - Class A (b)	4	81
Walker & Dunlop Inc.	1	64
Washington Federal Inc.	3	83
Washington Trust Bancorp Inc.	1	58
Waterstone Financial Inc.	2	41
WesBanco Inc.	3	105
West Bancorp Inc.	3	50
Westamerica Bancorp	2	85
Western Alliance Bancorp (a)	2	86
Western New England Bancorp Inc.	4	44
Westwood Holdings Group Inc.	1	20
White Mountains Insurance Group Ltd.	—	136
Wintrust Financial Corp.	2	143
WisdomTree Investments Inc.	3	23
World Acceptance Corp. (a)	1	66
WSFS Financial Corp.	2	60
		19,360
Health Care 10.1%
AC Immune SA (a) (b)	—	1
Acadia HealthCare Co. Inc. (a) (b)	4	112
Accuray Inc. (a)	4	13
Achillion Pharmaceuticals Inc. (a)	4	7
Aclaris Therapeutics Inc. (a)	2	13
Acorda Therapeutics Inc. (a)	2	32
Addus HomeCare Corp. (a)	1	81
Aduro Biotech Inc. (a)	4	10
Adverum Biotechnologies Inc. (a)	2	7
Agios Pharmaceuticals Inc. (a) (b)	2	85
Akebia Therapeutics Inc. (a)	1	8
Akorn Inc. (a)	5	18
Albireo Pharma Inc. (a)	—	11
Alder Biopharmaceuticals Inc. (a) (b)	3	32
Allscripts-Misys Healthcare Solutions Inc. (a)	7	68
AMAG Pharmaceuticals Inc. (a)	1	18
Amedisys Inc. (a)	2	254
American Renal Associates Holdings Inc. (a)	2	20
Amicus Therapeutics Inc. (a) (b)	7	70
AMN Healthcare Services Inc. (a)	2	130
Amphastar Pharmaceuticals Inc. (a)	2	49
AnaptysBio Inc. (a) (b)	1	44
AngioDynamics Inc. (a)	2	46
ANI Pharmaceuticals Inc. (a)	1	31
Anika Therapeutics Inc. (a)	1	41
Apollo Medical Holdings Inc. (a)	—	4
Aratana Therapeutics Inc. (a)	2	14
Ardelyx Inc. (a)	4	7
Arena Pharmaceuticals Inc. (a)	2	76
Assertio Therapeutics Inc. (a)	6	21
Atara Biotherapeutics Inc. (a)	2	64
Atrion Corp.	—	61
Audentes Therapeutics Inc. (a)	1	31
Avanos Medical Inc. (a)	2	101
Bellicum Pharmaceuticals Inc. (a)	2	5
BioScrip Inc. (a)	6	20
Biospecifics Technologies Corp. (a)	1	42
BioTelemetry Inc. (a)	2	96
Blueprint Medicines Corp. (a)	1	36
Brookdale Senior Living Inc. (a)	11	75
Calithera Biosciences Inc. (a)	3	13
Cambrex Corp. (a)	2	62
Cantel Medical Corp.	2	142
Capital Senior Living Corp. (a)	1	9
Castlight Health Inc. - Class B (a)	4	8
Catalyst Pharmaceuticals Inc. (a) (b)	4	7
Celldex Therapeutics Inc. (a)	7	1
Chemed Corp.	—	68
ChemoCentryx Inc. (a)	2	19
Chimerix Inc. (a)	4	10
Civitas Solutions Inc. (a)	3	56
Clearside Biomedical Inc. (a)	1	1
Clovis Oncology Inc. (a) (b)	1	23
Collegium Pharmaceutical Inc. (a) (b)	2	30
Computer Programs & Systems Inc.	—	10
Concert Pharmaceuticals Inc. (a)	2	22

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

17

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Conmed Corp.	1	78
Corcept Therapeutics Inc. (a) (b)	5	62
Corvel Corp. (a)	1	84
Corvus Pharmaceuticals Inc. (a)	1	5
Cross Country Healthcare Inc. (a)	2	11
CryoLife Inc. (a)	2	45
Cumberland Pharmaceuticals Inc. (a)	3	18
Cutera Inc. (a)	1	17
Cymabay Therapeutics Inc. (a)	2	16
Cytokinetics Inc. (a)	2	14
CytomX Therapeutics Inc. (a)	2	26
Dermira Inc. (a)	1	7
Diplomat Pharmacy Inc. (a) (b)	3	36
Eagle Pharmaceuticals Inc. (a) (b)	1	20
Emergent BioSolutions Inc. (a)	3	155
Enanta Pharmaceuticals Inc. (a)	1	55
Endo International Plc (a)	10	72
Ensign Group Inc.	3	99
Enzo Biochem Inc. (a)	4	10
Epizyme Inc. (a)	3	21
Evolent Health Inc. - Class A (a) (b)	4	77
Exelixis Inc. (a)	1	28
Five Prime Therapeutics Inc. (a)	2	18
Fonar Corp. (a)	1	12
Genomic Health Inc. (a)	—	29
Geron Corp. (a)	10	10
Global Blood Therapeutics Inc. (a) (b)	2	67
Globus Medical Inc. - Class A (a)	1	48
GlycoMimetics Inc. (a)	2	22
Haemonetics Corp. (a)	1	87
Halozyme Therapeutics Inc. (a)	6	89
Harvard Bioscience Inc. (a)	3	9
HealthEquity Inc. (a)	2	104
HealthStream Inc.	1	34
Heska Corp. (a)	—	31
HMS Holdings Corp. (a)	4	118
Horizon Pharma Plc (a)	8	164
Immune Design Corp. (a)	2	3
Innoviva Inc. (a)	6	96
Inogen Inc. (a)	1	97
Inovalon Holdings Inc. - Class A (a) (b)	1	20
Inovio Pharmaceuticals Inc. (a)	5	20
Insmed Inc. (a) (b)	2	32
Inspire Medical Systems Inc. (a)	1	23
Integer Holdings Corp. (a)	2	117
Integra LifeSciences Holdings Corp. (a)	2	95
Intellia Therapeutics Inc. (a)	2	27
Intra-Cellular Therapies Inc. (a)	2	18
Invacare Corp.	2	8
Iovance Biotherapeutics Inc. (a)	3	24
Kala Pharmaceuticals Inc. (a)	2	8
Karyopharm Therapeutics Inc. (a)	2	21
Kindred Healthcare Inc. (a)	2	19
Kura Oncology Inc. (a)	2	32
Lannett Co. Inc. (a) (b)	—	1
Lantheus Holdings Inc. (a)	2	38
LeMaitre Vascular Inc.	1	26
LHC Group Inc. (a)	1	133
Ligand Pharmaceuticals Inc. (a) (b)	1	110
Lipocine Inc. (a) (b)	1	2
LivaNova Plc (a)	1	86
Luminex Corp.	2	54
MacroGenics Inc. (a)	2	26
Magellan Health Services Inc. (a)	1	63
Mallinckrodt Plc (a)	3	50
Medidata Solutions Inc. (a)	1	81
MEDNAX Inc. (a)	4	119
Medpace Holdings Inc. (a)	2	80
MEI Pharma Inc. (a)	4	11
Meridian Bioscience Inc.	3	58
Merit Medical Systems Inc. (a)	3	145
Merrimack Pharmaceuticals Inc. (a) (b)	1	3
Minerva Neurosciences Inc. (a)	1	9
Miragen Therapeutics Inc. (a)	1	4
Momenta Pharmaceuticals Inc. (a)	3	37
	Shares/Par[1]	Value ($)
Myriad Genetics Inc. (a)	3	96
NantHealth Inc. (a) (b)	4	2
NantKwest Inc. (a)	2	3
National Healthcare Corp.	1	54
National Research Corp. - Class A	3	113
Natus Medical Inc. (a)	1	45
Neogen Corp. (a)	2	136
NeoGenomics Inc. (a)	5	57
Nextgen Healthcare Inc. (a)	5	70
NuVasive Inc. (a)	2	119
ObsEva SA (a)	1	12
Omnicell Inc. (a)	2	126
Opko Health Inc. (a) (b)	17	51
OptiNose Inc. (a) (b)	—	—
OraSure Technologies Inc. (a)	3	34
Orthofix Medical Inc. (a)	1	57
Otonomy Inc. (a)	2	4
Owens & Minor Inc.	5	31
Pacira Pharmaceuticals Inc. (a)	2	74
Patterson Cos. Inc.	4	73
PDL BioPharma Inc. (a)	11	31
Phibro Animal Health Corp. - Class A	1	24
Prestige Consumer Healthcare Inc. (a)	2	76
Prothena Corp. Plc (a)	1	8
Providence Services Corp. (a)	1	51
Quidel Corp. (a)	2	86
R1 RCM Inc. (a)	1	11
Ra Pharmaceuticals Inc. (a)	1	17
RadNet Inc. (a)	3	33
Recro Pharma Inc. (a)	1	9
Regenxbio Inc. (a)	1	57
Repligen Corp. (a)	2	106
Retrophin Inc. (a)	2	44
Revance Therapeutics Inc. (a)	2	34
Rhythm Pharmaceuticals Inc. (a) (b)	—	10
Rigel Pharmaceuticals Inc. (a)	7	15
RTI Surgical Inc. (a)	6	24
Sage Therapeutics Inc. (a)	1	92
Sangamo Therapeutics Inc. (a)	3	35
SeaSpine Holdings Corp. (a)	3	46
Select Medical Holdings Corp. (a)	7	100
Simulations Plus Inc.	1	19
Spark Therapeutics Inc. (a) (b)	1	50
Spectrum Pharmaceuticals Inc. (a)	3	28
Staar Surgical Co. (a)	2	52
Stemline Therapeutics Inc. (a)	1	11
Supernus Pharmaceuticals Inc. (a)	2	78
Surgery Partners Inc. (a) (b)	2	24
SurModics Inc. (a)	1	58
Syndax Pharmaceuticals Inc. (a)	1	4
Syneos Health Inc. - Class A (a)	3	127
Synlogic Inc. (a) (b)	1	8
Syros Pharmaceuticals Inc. (a)	1	8
Tactile Systems Technology Inc. (a) (b)	1	28
Taro Pharmaceutical Industries Ltd.	1	121
Teladoc Health Inc. (a) (b)	3	129
Tenet Healthcare Corp. (a)	4	70
Tivity Health Inc. (a)	2	39
Trevena Inc. (a)	6	3
Triple-S Management Corp. - Class B (a)	1	21
Ultragenyx Pharmaceutical Inc. (a)	2	84
US Physical Therapy Inc.	1	86
Utah Medical Products Inc.	1	42
Vanda Pharmaceuticals Inc. (a)	2	56
Varex Imaging Corp. (a)	2	54
Verastem Inc. (a) (b)	5	17
Vocera Communications Inc. (a)	1	33
Wright Medical Group NV (a)	5	147
Xencor Inc. (a)	2	82
Zogenix Inc. (a) (b)	—	12
		9,486
Industrials 18.1%
AAON Inc.	3	97
AAR Corp.	1	46

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

18

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
ABM Industries Inc.	3	96
ACCO Brands Corp.	7	47
Actuant Corp. - Class A	3	69
Advanced Disposal Services Inc. (a)	4	103
Advanced Drainage Systems Inc.	3	80
AECOM (a)	4	111
Aegion Corp. (a)	1	24
Aerojet Rocketdyne Holdings Inc. (a)	4	142
Aerovironment Inc. (a)	1	73
AGCO Corp.	1	60
Air Lease Corp. - Class A	4	128
Air Transport Services Group Inc. (a)	4	91
Aircastle Ltd.	3	50
Alamo Group Inc.	1	68
Alarm.com Holdings Inc. (a)	2	109
Albany International Corp. - Class A	1	92
Allegiant Travel Co.	1	66
Allied Motion Technologies Inc.	1	46
Altra Holdings Inc.	3	65
Ameresco Inc. - Class A (a)	1	13
American Woodmark Corp. (a)	1	53
Apogee Enterprises Inc.	2	64
Applied Industrial Technologies Inc.	2	109
ARC Document Solutions Inc. (a)	3	6
ArcBest Corp.	2	62
Arcosa Inc. (a)	1	37
Ardmore Shipping Corp. (a)	3	16
Argan Inc.	1	45
Armstrong Flooring Inc. (a)	1	16
Armstrong World Industries Inc.	2	141
Astec Industries Inc.	1	19
Astronics Corp. (a)	1	29
Astronics Corp. - Class B (a)	—	4
Atkore International Group Inc. (a)	4	72
Atlas Air Worldwide Holdings Inc. (a)	1	54
Avis Budget Group Inc. (a)	3	61
Axon Enterprise Inc. (a)	3	109
AZZ Inc.	2	63
Barnes Group Inc.	2	133
Barrett Business Services Inc.	—	26
Beacon Roofing Supply Inc. (a)	4	112
BG Staffing Inc.	1	10
Blue Bird Corp. (a)	2	28
BMC Stock Holdings Inc. (a)	4	64
Brady Corp. - Class A	2	103
Briggs & Stratton Corp.	3	44
Brink's Co.	2	148
Builders FirstSource Inc. (a)	5	50
BWX Technologies Inc.	3	105
CAI International Inc. (a)	2	40
Casella Waste Systems Inc. - Class A (a)	3	92
CBIZ Inc. (a)	2	42
Ceco Environmental Corp. (a)	2	14
Chart Industries Inc. (a)	2	99
Cimpress NV (a)	1	146
CIRCOR International Inc. (a)	1	18
Civeo Corp. (a)	12	17
Clean Harbors Inc. (a)	3	129
Colfax Corp. (a)	5	103
Columbus Mckinnon Corp.	1	31
Comfort Systems USA Inc.	2	84
Commercial Vehicle Group Inc. (a)	2	13
Continental Building Products Inc. (a)	3	73
Copa Holdings SA - Class A	1	87
Costamare Inc.	8	35
Covanta Holding Corp.	6	75
Covenant Transportation Group Inc. - Class A (a)	1	27
CSW Industrials Inc. (a)	1	42
Cubic Corp.	2	82
Deluxe Corp.	2	77
DMC Global Inc.	1	26
Douglas Dynamics Inc.	1	53
Ducommun Inc. (a)	1	43
DXP Enterprises Inc. (a)	1	25
Dycom Industries Inc. (a)	1	60
	Shares/Par[1]	Value ($)
Eagle Bulk Shipping Inc. (a)	2	10
Eastern Co.	1	14
Echo Global Logistics Inc. (a)	2	33
EMCOR Group Inc.	2	136
Encore Wire Corp.	1	47
EnerSys Inc.	2	158
Engility Holdings Inc. (a)	3	97
Ennis Inc.	2	45
EnPro Industries Inc.	1	66
ESCO Technologies Inc.	1	96
Essendant Inc.	2	21
Esterline Technologies Corp. (a)	1	143
Evoqua Water Technologies Corp. (a) (b)	2	23
Exponent Inc.	2	123
Federal Signal Corp.	4	72
Forrester Research Inc.	1	44
Forward Air Corp.	2	82
Franklin Covey Co. (a)	1	30
Franklin Electric Co. Inc.	2	94
FreightCar America Inc. (a)	1	4
FTI Consulting Inc. (a)	2	113
FuelCell Energy Inc. (a) (b)	5	3
Gardner Denver Holdings Inc. (a)	1	18
GATX Corp.	2	118
Genco Shipping & Trading Ltd. (a)	2	18
Generac Holdings Inc. (a)	3	154
Genesee & Wyoming Inc. - Class A (a)	1	40
Gibraltar Industries Inc. (a)	1	44
Global Brass & Copper Holdings Inc.	1	34
GMS Inc. (a)	3	44
Golden Ocean Group Ltd.	1	9
Goldfield Corp. (a)	1	3
Gorman-Rupp Co.	2	67
GP Strategies Corp. (a)	1	15
GrafTech International Ltd.	4	41
Graham Corp.	1	16
Granite Construction Inc.	2	89
Great Lakes Dredge & Dock Corp. (a)	4	28
Greenbrier Cos. Inc.	2	64
Griffon Corp.	2	23
H&E Equipment Services Inc.	2	48
Harsco Corp. (a)	4	78
Hawaiian Holdings Inc.	2	56
Healthcare Services Group Inc. (b)	3	125
Heartland Express Inc.	4	82
Heidrick & Struggles International Inc.	1	28
Herc Holdings Inc. (a)	1	36
Heritage-Crystal Clean Inc. (a)	2	44
Herman Miller Inc.	3	93
Hertz Global Holdings Inc. (a)	3	46
Hill International Inc. (a)	5	15
Hillenbrand Inc.	3	114
HNI Corp.	2	82
HUB Group Inc. - Class A (a)	2	67
Hudson Global Inc. (a)	2	2
Hudson Technologies Inc. (a) (b)	2	2
Hurco Cos. Inc.	—	11
Huron Consulting Group Inc. (a)	1	62
Huttig Building Products Inc. (a) (b)	2	3
Hyster-Yale Materials Handling Inc. - Class A	1	60
ICF International Inc.	1	78
IES Holdings Inc. (a)	1	19
InnerWorkings Inc. (a)	5	19
Innovative Solutions & Support Inc. (a)	—	1
Insperity Inc.	2	194
Insteel Industries Inc.	1	26
Interface Inc.	4	56
IntriCon Corp. (a)	—	10
ITT Inc.	1	48
JELD-WEN Holding Inc. (a) (b)	3	48
John Bean Technologies Corp.	2	110
Kadant Inc.	1	55
Kaman Corp.	1	68
KBR Inc.	7	103
Kelly Services Inc. - Class A	1	30

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

19

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Kennametal Inc.	4	125
Keyw Holding Corp. (a)	2	16
Kforce Inc.	2	51
Kimball International Inc. - Class B	3	40
Kirby Corp. (a)	2	112
Knoll Inc.	3	52
Korn/Ferry International	3	102
Kratos Defense & Security Solutions Inc. (a)	4	62
Landstar System Inc.	2	150
Lawson Products Inc. (a)	1	38
LB Foster Co. (a)	—	7
Lindsay Corp.	1	71
LSC Communications Inc.	3	20
Lydall Inc. (a)	1	27
Macquarie Infrastructure Co. LLC	4	135
Manitex International Inc. (a)	1	5
Manitowoc Co. Inc. (a)	2	24
Manpower Inc.	2	112
Marten Transport Ltd.	4	66
Masonite International Corp. (a)	1	62
MasTec Inc. (a) (b)	3	126
Matson Inc.	2	78
Matthews International Corp. - Class A	2	69
McGrath RentCorp	2	82
Mercury Systems Inc. (a)	2	92
Meritor Inc. (a)	4	65
Milacron Holdings Corp. (a)	4	49
Miller Industries Inc.	1	15
Mistras Group Inc. (a)	2	27
Mobile Mini Inc.	2	75
Moog Inc. - Class A	2	119
MRC Global Inc. (a)	3	42
MSA Safety Inc.	2	165
Mueller Industries Inc.	3	69
Mueller Water Products Inc. - Class A	9	79
Multi-Color Corp.	1	45
MYR Group Inc. (a)	1	41
National Presto Industries Inc.	1	70
Navigant Consulting Inc.	3	74
Navistar International Corp. (a)	4	111
NCI Building Systems Inc. (a)	5	33
Nexeo Solutions Inc. (a)	7	63
NL Industries Inc. (a)	3	12
NN Inc.	1	8
Northwest Pipe Co. (a)	1	14
NOW Inc. (a)	5	55
NV5 Holdings Inc. (a)	1	48
nVent Electric Plc	5	115
Omega Flex Inc.	1	30
Oshkosh Corp.	1	61
PAM Transportation Services Inc. (a)	1	21
Park-Ohio Holdings Corp.	1	30
Patrick Industries Inc. (a)	1	42
Patriot Transportation Holding Inc. (a)	—	6
Performant Financial Corp. (a)	3	7
PGT Innovations Inc. (a)	4	68
Pitney Bowes Inc.	6	38
Powell Industries Inc.	—	8
Preformed Line Products Co.	1	29
Primoris Services Corp.	3	62
Proto Labs Inc. (a)	1	132
Quad/Graphics Inc. - Class A	3	37
Quanex Building Products Corp.	2	30
Radiant Logistics Inc. (a)	4	16
Raven Industries Inc.	2	76
RBC Bearings Inc. (a)	1	176
Red Violet Inc. (a) (b)	—	3
Regal-Beloit Corp.	2	157
Resources Connection Inc.	2	31
REV Group Inc. (b)	1	6
Rexnord Corp. (a)	5	116
Roadrunner Transportation Systems Inc. (a)	1	—
RR Donnelley & Sons Co.	5	19
Rush Enterprises Inc. - Class A	2	69
Saia Inc. (a)	1	74
	Shares/Par[1]	Value ($)
Schneider National Inc. - Class B	3	60
Scorpio Bulkers Inc.	5	25
Simpson Manufacturing Co. Inc.	2	115
SiteOne Landscape Supply Inc. (a)	2	93
SkyWest Inc.	2	108
SP Plus Corp. (a)	2	54
Spartan Motors Inc.	2	13
Sparton Corp. (a)	2	33
Spirit Airlines Inc. (a)	4	204
SPX Corp. (a)	1	40
SPX Flow Technology USA Inc. (a)	1	39
Standex International Corp.	1	59
Steelcase Inc. - Class A	6	88
Stericycle Inc. (a)	2	65
Sterling Construction Co. Inc. (a)	1	13
Sun Hydraulics Corp.	2	55
Sunrun Inc. (a) (b)	2	25
Team Inc. (a) (b)	2	22
Tennant Co.	1	34
Terex Corp.	3	91
Tetra Tech Inc.	3	150
Textainer Group Holdings Ltd. (a)	2	24
Thermon Group Holdings Inc. (a)	1	26
Timken Co.	3	114
Titan International Inc.	2	10
Titan Machinery Inc. (a)	1	16
TPI Composites Inc. (a)	2	38
Trex Co. Inc. (a)	3	162
TriMas Corp. (a)	2	67
TriNet Group Inc. (a)	3	139
Trinity Industries Inc.	4	82
Triton International Ltd. - Class A	4	112
Triumph Group Inc.	2	27
TrueBlue Inc. (a)	2	52
Tutor Perini Corp. (a)	2	33
Twin Disc Inc. (a)	1	11
Ultralife Corp. (a)	—	1
UniFirst Corp.	1	104
Universal Forest Products Inc.	3	68
Universal Logistics Holdings Inc.	3	57
US Ecology Inc.	1	88
USA Truck Inc. (a)	1	17
Valmont Industries Inc.	1	103
Vectrus Inc. (a)	1	22
Veritiv Corp. (a)	1	17
Viad Corp.	2	77
Vicor Corp. (a)	1	45
VSE Corp.	1	29
Wabash National Corp.	4	50
WageWorks Inc. (a)	1	32
Watts Water Technologies Inc. - Class A	1	82
Welbilt Inc. (a)	6	71
Werner Enterprises Inc.	3	91
Wesco Aircraft Holdings Inc. (a)	4	30
WESCO International Inc. (a)	2	103
Willdan Group Inc. (a)	1	19
YRC Worldwide Inc. (a)	1	4
		17,061
Information Technology 13.1%
2U Inc. (a) (b)	1	65
Acacia Communications Inc. (a)	1	33
ACI Worldwide Inc. (a)	5	150
ADTRAN Inc.	3	32
Advanced Energy Industries Inc. (a)	2	87
Agilysys Inc. (a)	3	46
Alpha & Omega Semiconductor Ltd. (a)	3	26
Ambarella Inc. (a)	1	40
American Software Inc. - Class A	3	26
Amkor Technology Inc. (a)	10	68
Amtech Systems Inc. (a)	2	7
Anixter International Inc. (a)	2	95
Applied Optoelectronics Inc. (a) (b)	2	24
ARRIS International Plc (a)	6	171
ASGN Inc. (a)	2	136

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

20

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Avid Technology Inc. (a)	3	12
Avnet Inc.	3	105
AVX Corp.	6	96
Aware Inc. (a)	5	17
Axcelis Technologies Inc. (a)	2	34
AXT Inc. (a)	2	7
Badger Meter Inc.	1	58
Bel Fuse Inc. - Class B	1	25
Belden Inc.	2	68
Benchmark Electronics Inc.	2	44
Blackbaud Inc.	2	131
Bottomline Technologies Inc. (a)	1	66
Brightcove Inc. (a)	2	13
Brooks Automation Inc.	3	75
Cabot Microelectronics Corp.	1	136
CACI International Inc. - Class A (a)	1	163
CalAmp Corp. (a)	2	26
Calix Inc. (a)	6	57
Carbonite Inc. (a)	2	57
Cardtronics Plc - Class A (a)	3	73
Cass Information Systems Inc.	1	50
CCUR Holdings Inc. (a)	1	5
CEVA Inc. (a)	1	22
ChannelAdvisor Corp. (a)	1	10
Ciena Corp. (a)	6	206
Cirrus Logic Inc. (a)	2	81
Cision Ltd. (a)	5	54
Clearfield Inc. (a)	1	11
Coherent Inc. (a)	1	85
Cohu Inc.	3	42
CommScope Holding Co. Inc. (a)	6	92
CommVault Systems Inc. (a)	2	125
Comtech Telecommunications Corp.	1	29
Conduent Inc. (a)	8	84
Control4 Corp. (a)	1	25
CoreLogic Inc. (a)	4	119
Cray Inc. (a)	2	44
Cree Inc. (a)	4	181
CSG Systems International Inc.	2	67
CTS Corp.	2	60
Daktronics Inc.	2	18
Diebold Nixdorf Inc. (b)	1	3
Digi International Inc. (a)	1	15
Diodes Inc. (a)	2	80
DSP Group Inc. (a)	1	11
Ebix Inc. (b)	1	59
EchoStar Corp. - Class A (a)	2	63
Electro Scientific Industries Inc. (a)	3	85
Electronics for Imaging Inc. (a)	2	48
Ellie Mae Inc. (a) (b)	1	89
Endurance International Group Holdings Inc. (a)	7	48
Entegris Inc.	5	146
Envestnet Inc. (a)	2	92
ePlus Inc. (a)	1	65
EVERTEC Inc.	3	79
Evolving Systems Inc. (a)	1	2
Exela Technologies Inc. (a)	4	16
ExlService Holdings Inc. (a)	2	85
Fabrinet (a)	2	113
FARO Technologies Inc. (a)	1	30
Finisar Corp. (a)	5	106
FireEye Inc. (a) (b)	1	24
First Solar Inc. (a)	1	49
FitBit Inc. - Class A (a) (b)	6	29
Flex Ltd. (a)	14	108
FormFactor Inc. (a)	4	53
Globant SA (a)	2	97
GSI Technology Inc. (a)	4	18
Hackett Group Inc.	2	34
Harmonic Inc. (a)	6	28
Ichor Holdings Ltd. (a) (b)	1	20
II-VI Inc. (a)	3	106
Immersion Corp. (a)	1	7
Imperva Inc. (a)	2	86
Infinera Corp. (a)	4	16
	Shares/Par[1]	Value ($)
Innodata Inc. (a)	6	9
Inphi Corp. (a) (b)	2	55
Insight Enterprises Inc. (a)	2	77
Integrated Device Technology Inc. (a)	3	140
InterDigital Inc.	2	110
Itron Inc. (a)	2	79
j2 Global Inc.	2	154
Jabil Inc.	7	177
Kemet Corp.	4	65
Key Tronic Corp. (a)	3	14
Kimball Electronics Inc. (a)	2	34
Knowles Corp. (a)	4	48
Kopin Corp. (a)	9	9
Kulicke & Soffa Industries Inc.	3	61
Lattice Semiconductor Corp. (a)	6	39
LightPath Technologies Inc. - Class A (a) (b)	4	6
Limelight Networks Inc. (a)	7	17
Littelfuse Inc.	—	35
LivePerson Inc. (a)	2	36
LiveRamp Holdings Inc. (a)	4	157
LogMeIn Inc.	1	91
Lumentum Holdings Inc. (a) (b)	3	138
Luxoft Holding Inc. - Class A (a)	1	41
M/A-COM Technology Solutions Holdings Inc. (a) (b)	—	6
Magnachip Semiconductor Corp. (a) (b)	2	13
Manhattan Associates Inc. (a)	3	124
Mantech International Corp. - Class A	1	60
MAXIMUS Inc.	2	108
MaxLinear Inc. - Class A (a)	3	49
Mesa Laboratories Inc.	—	34
Methode Electronics Inc.	2	45
MicroStrategy Inc. - Class A (a)	—	39
Mimecast Ltd. (a)	1	23
MINDBODY Inc. - Class A (a)	2	64
MKS Instruments Inc.	2	102
MoneyGram International Inc. (a)	7	13
Monotype Imaging Holdings Inc.	2	36
MTS Systems Corp.	1	43
Nanometrics Inc. (a)	2	48
NAPCO Security Technologies Inc. (a)	1	11
NCR Corp. (a)	5	119
NeoPhotonics Corp. (a)	2	13
NetGear Inc. (a)	1	67
NetScout Systems Inc. (a)	4	83
Network-1 Technologies Inc.	3	6
NIC Inc.	3	34
Novanta Inc. (a)	2	96
Nuance Communications Inc. (a)	8	100
NVE Corp.	—	24
OneSpan Inc. (a)	3	35
OSI Systems Inc. (a)	1	86
PAR Technology Corp. (a)	—	9
Park Electrochemical Corp.	1	14
Paylocity Holding Corp. (a)	2	134
PC Connection Inc.	2	52
PCM Inc. (a)	1	15
PDF Solutions Inc. (a)	3	21
Pegasystems Inc.	2	101
Perficient Inc. (a)	1	29
Perspecta Inc.	7	124
PFSweb Inc. (a)	2	12
Photronics Inc. (a)	3	31
Pixelworks Inc. (a)	3	7
Plantronics Inc.	2	61
Plexus Corp. (a)	1	75
Power Integrations Inc.	1	78
Presidio Inc.	3	35
PRGX Global Inc. (a)	4	37
Progress Software Corp.	2	81
QAD Inc. - Class A	1	41
Qualys Inc. (a)	2	125
Quantenna Communications Inc. (a)	2	35
Rambus Inc. (a)	6	42
Ribbon Communications Inc. (a)	4	21
Rogers Corp. (a)	1	95

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

21

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Rubicon Project Inc. (a)	2	9
Rudolph Technologies Inc. (a)	3	53
Sanmina Corp. (a)	4	84
Sapiens International Corp. NV	1	10
ScanSource Inc. (a)	1	34
Science Applications International Corp.	2	123
Semtech Corp. (a)	3	152
ServiceSource International Inc. (a)	4	5
Silicon Laboratories Inc. (a)	2	158
SMART Global Holdings Inc. (a)	1	31
SMTC Corp. (a)	2	8
SolarEdge Technologies Inc. (a) (b)	2	58
SPS Commerce Inc. (a)	1	54
StarTek Inc. (a)	2	11
Stratasys Ltd. (a)	1	25
Super Micro Computer Inc. (a)	2	27
Sykes Enterprises Inc. (a)	3	74
Synaptics Inc. (a)	2	63
Synchronoss Technologies Inc. (a)	1	6
SYNNEX Corp.	2	162
Systemax Inc.	2	54
Tech Data Corp. (a)	2	145
TeleNav Inc. (a)	1	3
Teradata Corp. (a)	1	52
Transact Technologies Inc.	—	2
Travelport Worldwide Ltd.	5	85
TTEC Holdings Inc.	3	76
TTM Technologies Inc. (a)	6	57
Ultra Clean Holdings Inc. (a)	3	25
Unisys Corp. (a) (b)	3	31
Upland Software Inc. (a)	1	36
USA Technologies Inc. (a)	1	4
Veeco Instruments Inc. (a)	3	24
Verint Systems Inc. (a)	3	123
Versum Materials Inc.	5	134
ViaSat Inc. (a) (b)	1	74
Viavi Solutions Inc. (a)	9	93
Virtusa Corp. (a)	1	49
Vishay Intertechnology Inc.	7	123
Vishay Precision Group Inc. (a)	1	20
Wayside Technology Group Inc.	—	4
Xperi Corp.	3	49
Zix Corp. (a)	4	21
		12,368
Materials 5.6%
AdvanSix Inc. (a)	2	49
AgroFresh Solutions Inc. (a) (b)	4	17
AK Steel Holding Corp. (a) (b)	15	33
Allegheny Technologies Inc. (a) (b)	6	132
American Vanguard Corp.	2	31
Ashland Global Holdings Inc.	—	18
Balchem Corp.	1	116
Bemis Co. Inc.	1	64
Boise Cascade Co.	2	49
Cabot Corp.	3	107
Carpenter Technology Corp.	2	76
Century Aluminum Co. (a)	4	31
Chase Corp.	1	72
Clearwater Paper Corp. (a)	1	28
Cleveland-Cliffs Inc. (b)	14	105
Coeur d'Alene Mines Corp. (a)	10	43
Commercial Metals Co.	5	85
Compass Minerals International Inc. (b)	1	60
Core Molding Technologies Inc.	—	1
Domtar Corp.	3	103
Eagle Materials Inc.	2	94
Ferro Corp. (a)	3	55
Ferroglobe Plc	5	9
Ferroglobe Rep and Warranty Insurance Trust (a) (c)	9	—
Flotek Industries Inc. (a) (b)	3	3
FutureFuel Corp.	3	48
GCP Applied Technologies Inc. (a)	3	76
Gold Resource Corp.	6	23
Graphic Packaging Holding Co.	10	110
	Shares/Par[1]	Value ($)
Greif Inc. - Class A	1	54
Greif Inc. - Class B	—	18
Hawkins Inc.	1	35
Haynes International Inc.	—	11
HB Fuller Co.	2	105
Hecla Mining Co.	15	36
Ingevity Corp. (a)	2	154
Innophos Holdings Inc.	1	33
Innospec Inc.	1	72
Intrepid Potash Inc. (a)	6	15
Kaiser Aluminum Corp.	2	200
Koppers Holdings Inc. (a)	1	23
Kraton Corp. (a)	2	41
Kronos Worldwide Inc.	4	41
Louisiana-Pacific Corp.	6	127
LSB Industries Inc. (a)	1	7
Materion Corp.	1	46
McEwen Mining Inc. (b)	4	7
Mercer International Inc.	5	47
Minerals Technologies Inc.	2	81
Myers Industries Inc.	2	31
Neenah Inc.	1	62
Nexa Resources SA (b)	1	9
Northern Technologies International Corp.	1	24
Olin Corp.	7	145
Omnova Solutions Inc. (a)	4	29
Owens-Illinois Inc. (a)	6	95
P.H. Glatfelter Co.	2	15
Platform Specialty Products Corp. (a)	13	136
PolyOne Corp.	4	104
PQ Group Holdings Inc. (a)	4	53
Quaker Chemical Corp.	1	130
Rayonier Advanced Materials Inc.	3	28
Resolute Forest Products Inc.	4	32
Ryerson Holding Corp. (a)	3	16
Schnitzer Steel Industries Inc. - Class A	2	41
Schweitzer-Mauduit International Inc.	2	46
Scotts Miracle-Gro Co. - Class A	2	150
Sensient Technologies Corp.	2	110
Silgan Holdings Inc.	5	107
Stepan Co.	1	89
Summit Materials Inc. - Class A (a)	5	62
SunCoke Energy Inc. (a)	5	41
Synalloy Corp.	2	27
TimkenSteel Corp. (a)	3	24
Trecora Resources (a)	1	9
Tredegar Corp.	2	28
Trinseo SA	2	81
Tronox Ltd. - Class A	2	16
UFP Technologies Inc. (a)	1	18
United States Lime & Minerals Inc.	1	36
United States Steel Corp.	4	78
Univar Inc. (a)	6	98
US Concrete Inc. (a) (b)	1	39
Valvoline Inc.	8	155
Venator Materials Plc (a)	2	8
Verso Corp. - Class A (a)	3	69
Warrior Met Coal Inc.	1	33
Worthington Industries Inc.	3	95
WR Grace & Co.	2	104
		5,264
Real Estate 0.8%
Altisource Portfolio Solutions SA (a) (b)	1	22
Consolidated-Tomoka Land Co.	1	26
Drive Shack Inc. (a)	5	21
Forestar Group Inc. (a)	1	8
FRP Holdings Inc. (a)	1	29
Griffin Industrial Realty Inc.	1	28
HFF Inc. - Class A	2	78
Howard Hughes Corp. (a)	1	105
Kennedy-Wilson Holdings Inc.	6	100
Marcus & Millichap Inc. (a)	2	81
Maui Land & Pineapple Co. Inc. (a)	1	10
Rafael Holdings Inc. - Class B (a)	1	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

22

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
RE/MAX Holdings Inc. - Class A	1	36
Realogy Holdings Corp. (b)	5	72
Redfin Corp. (a) (b)	2	28
RMR Group Inc. - Class A	1	50
St. Joe Co. (a)	2	20
Tejon Ranch Co. (a)	2	33
		753
Utilities 3.5%
Allete Inc.	3	236
American States Water Co.	2	129
Artesian Resources Corp. - Class A	1	38
Atlantica Yield Plc	4	83
Black Hills Corp.	2	148
California Water Service Group	2	99
Chesapeake Utilities Corp.	1	71
Clearway Energy Inc. - Class A	2	33
Clearway Energy Inc. - Class C	3	56
Connecticut Water Services Inc.	1	56
El Paso Electric Co.	2	90
Genie Energy Ltd. - Class B	2	13
Hawaiian Electric Industries Inc.	5	171
MGE Energy Inc.	1	88
Middlesex Water Co.	1	55
New Jersey Resources Corp.	4	173
Northwest Natural Holding Co.	2	91
NorthWestern Corp.	2	145
ONE Gas Inc.	2	172
Ormat Technologies Inc.	2	113
Otter Tail Corp.	2	97
Pattern Energy Group Inc. - Class A	4	70
PNM Resources Inc.	4	171
Portland General Electric Co.	4	189
RGC Resources Inc.	—	14
SJW Corp.	1	71
South Jersey Industries Inc.	4	120
Southwest Gas Corp.	2	141
Spark Energy Inc. - Class A (b)	1	6
Spire Inc.	2	176
TerraForm Power Inc. - Class A	7	73
Unitil Corp.	1	50
York Water Co.	1	36
		3,274
Total Common Stocks (cost $100,652)		93,777
PREFERRED STOCKS 0.0%
Communication Services 0.0%
GCI Liberty Inc. - Series A, 7.00%, (callable at 25 beginning 03/10/39) (d)	—	10
Total Preferred Stocks (cost $2)		10
RIGHTS 0.0%
A. Schulman Inc. (a) (c)	2	4
First Eagle Holdings Inc. (a) (c)	3	1
Total Rights (cost $1)		5
SHORT TERM INVESTMENTS 3.3%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (e) (f)	551	551
Securities Lending Collateral 2.7%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (e) (f)	2,495	2,495
Total Short Term Investments (cost $3,046)		3,046
Total Investments 102.9% (cost $103,701)		96,838
Other Assets and Liabilities, Net (2.9)%		(2,716)
Total Net Assets 100.0%		94,122

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Perpetual security. Next contractual call date presented, if applicable.

Shares/Par[1]	Value ($)

(e)  Investment in affiliate.

(f)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/DoubleLine Total Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 45.0%
Adjustable Rate Mortgage Trust
Series 2005-6A21-4, REMIC, 4.18%, 08/25/35 (a)	6,721	6,478
AIMCO CLO Corp.
Series 2014-AR-AA, 3.57%, (3M USD LIBOR + 1.10%), 07/20/26 (a) (b)	922	918
Series 2015-AR-AA, 3.29%, (3M USD LIBOR + 0.85%), 01/15/28 (a) (b)	1,000	984
Ajax Mortgage Loan Trust
Series 2017-A-A, 3.47%, 04/25/57 (b) (c)	7,305	7,168
ALM XIX LLC
Series 2016-A2-19A, 4.64%, (3M USD LIBOR + 2.20%), 07/15/28 (a) (b)	2,500	2,493
Alternative Loan Trust
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	3,976	3,783
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	2,619	2,576
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	2,581	2,188
Anchorage Capital CLO Ltd.
Series 2018-A1A-10A, 3.58%, (3M USD LIBOR + 1.20%), 10/15/31 (a) (b)	2,000	1,973
Apidos CLO XVI
Series 2013-A1R-16A, 3.43%, (3M USD LIBOR + 0.98%), 01/20/25 (a) (b)	748	745
Aqua Finance Trust
Series 2017-A-A, 3.72%, 10/15/24 (b)	5,047	4,980
ArrowMark Colorado Holdings LLC
Series 2018-A1-9A, 3.46%, (3M USD LIBOR + 1.12%), 07/15/31 (a) (b)	2,500	2,443
Assurant CLO III Ltd.
Series 2018-A-2A, 3.39%, (3M USD LIBOR + 1.23%), 10/20/31 (a) (b)	1,500	1,479
Atlas Senior Loan Fund X Ltd.
Series 2018-A-10A, 3.53%, (3M USD LIBOR + 1.09%), 01/15/31 (a) (b)	1,000	988
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 5.51%, (1M USD LIBOR + 3.05%), 12/16/19 (a) (b)	2,785	2,696
Avant Loans Funding Trust
Series 2018-A-B, 3.42%, 05/15/20 (b)	2,247	2,244
Banc of America Alternative Loan Trust
Series 2006-1CB1-1, REMIC, 6.00%, 02/25/36	10,459	10,056
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	6,648	6,282
Bancorp Commercial Mortgage Trust
Series 2018-A-CRE4, 3.36%, 08/17/21 (b)	3,001	2,947
BBCMS Trust
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (a) (b)	2,300	2,279
Series 2017-C-DELC, REMIC, 3.66%, (1M USD LIBOR + 1.20%), 08/15/19 (a) (b)	722	712
Series 2017-D-DELC, REMIC, 4.16%, (1M USD LIBOR + 1.70%), 08/15/19 (a) (b)	823	812
Series 2017-E-DELC, REMIC, 4.96%, (1M USD LIBOR + 2.50%), 08/15/19 (a) (b)	1,660	1,632
Series 2017-F-DELC, REMIC, 5.96%, (1M USD LIBOR + 3.50%), 08/15/19 (a) (b)	1,653	1,614
Series 2018-A-CBM, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 07/15/20 (a) (b)	2,389	2,371
Series 2018-A-BXH, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 10/15/20 (a) (b)	3,066	3,051
Series 2014-E-BXO, REMIC, 6.21%, (1M USD LIBOR + 3.75%), 08/15/27 (a) (b)	3,171	3,171
Bear Stearns Asset Backed Securities I Trust
Series 2006-21A3-AC2, REMIC, 6.00%, 03/25/36	1,874	2,103
Benchmark Mortgage Trust
Interest Only, Series 2018-XA-B7, REMIC, 0.45%, 11/17/28 (a)	91,817	3,065
BHMS Mortgage Trust
Series 2018-A-ATLS, REMIC, 3.71%, (1M USD LIBOR + 1.25%), 07/15/20 (a) (b)	2,382	2,354

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

23

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
BX Trust
Series 2017-D-SLCT, 4.51%, (1M USD LIBOR + 2.05%), 07/15/19 (a) (b)	914	893
Series 2017-E-SLCT, 5.61%, (1M USD LIBOR + 3.15%), 07/15/19 (a) (b)	1,549	1,508
Series 2018-A-GW, 3.26%, (1M USD LIBOR + 0.80%), 05/15/20 (a) (b)	2,264	2,243
Series 2018-D-GW, 4.23%, (1M USD LIBOR + 1.77%), 05/15/20 (a) (b)	198	195
Series 2018-A-IND, 3.21%, (1M USD LIBOR + 0.75%), 10/15/20 (a) (b)	3,049	3,019
Series 2018-A-EXCL, REMIC, 3.54%, (1M USD LIBOR + 1.09%), 09/15/20 (a) (b)	3,066	3,036
California Street CLO IX LP
Series 2012-AR-9A, 3.89%, (3M USD LIBOR + 1.45%), 10/16/28 (a) (b)	2,050	2,050
Carlyle Global Market Strategies CLO Ltd.
Series 2015-A1A-5A, 4.02%, (3M USD LIBOR + 1.55%), 01/20/28 (a) (b)	5,000	5,000
Series 2015-A2A-5A, 4.72%, (3M USD LIBOR + 2.25%), 01/20/28 (a) (b)	2,000	1,995
Series 2015-B2-5A, 5.72%, (3M USD LIBOR + 3.25%), 01/20/28 (a) (b)	1,000	1,000
Catamaran CLO Ltd.
Series 2018-A1-1A, 3.70%, (3M USD LIBOR + 1.25%), 10/27/31 (a) (b)	2,000	1,973
CBAM Ltd.
Series 2018-A-6A, 3.33%, (3M USD LIBOR + 0.94%), 07/15/31 (a) (b)	2,500	2,471
CFCRE Commercial Mortgage Trust
Series 2016-C-C4, REMIC, 4.87%, 04/10/26 (a)	2,839	2,859
Interest Only, Series 2016-XA-C4, REMIC, 1.73%, 05/10/58 (a)	7,180	672
Chase Mortgage Finance Trust
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	10,377	7,625
CHL Mortgage Pass-Through Trust
Series 2006-1A35-20, REMIC, 6.00%, 02/25/37	3,649	2,939
Series 2007-1A5-8, REMIC, 5.44%, 01/25/38	3,549	2,701
CHT Mortgage Trust
Series 2017-E-CSMO, REMIC, 5.46%, (1M USD LIBOR + 3.00%), 11/15/19 (a) (b)	1,806	1,777
Series 2017-F-CSMO, REMIC, 6.20%, (1M USD LIBOR + 3.74%), 11/15/19 (a) (b)	963	944
CIM Trust
Series 2017-B2-3RR, 11.04%, 01/29/57 (a) (b)	34,540	38,095
Series 2017-A1-6, 3.02%, 06/25/57 (a) (b)	11,905	11,578
Series 2016-B2-1RR, REMIC, 8.02%, 07/25/55 (a) (b)	25,000	24,781
Series 2016-B2-2RR, REMIC, 7.40%, 02/29/56 (a) (b)	25,000	25,005
Series 2016-B2-3RR, REMIC, 7.54%, 02/29/56 (a) (b)	25,000	24,939
Citigroup Commercial Mortgage Trust
Interest Only, Series 2014-XA-GC21, REMIC, 1.19%, 04/12/24 (a)	29,299	1,392
Interest Only, Series 2016-XA-GC36, REMIC, 1.30%, 02/10/49 (a)	21,428	1,479
Interest Only, Series 2016-XA-P3, REMIC, 1.70%, 04/15/49 (a)	18,267	1,579
Citigroup Mortgage Loan Trust Inc.
Series 2009-3A2-12, REMIC, 6.00%, 05/25/37 (a) (b)	2,466	2,421
CitiMortgage Alternative Loan Trust
Series 2006-1A1-A4, REMIC, 6.00%, 09/25/36	2,208	2,007
Series 2007-1A11-A5, REMIC, 6.00%, 05/25/37	2,009	1,918
CLNS Trust
Series 2017-D-IKPR, 4.45%, (1M USD LIBOR + 2.05%), 06/13/19 (a) (b)	1,973	1,954
Series 2017-E-IKPR, 5.90%, (1M USD LIBOR + 3.50%), 06/13/19 (a) (b)	1,973	1,950
Series 2017-F-IKPR, 6.90%, (1M USD LIBOR + 4.50%), 06/13/19 (a) (b)	1,973	1,948
Cold Storage Trust
Series 2017-A-ICE3, 3.46%, (1M USD LIBOR + 1.00%), 04/15/24 (a) (b)	1,790	1,753
Series 2017-C-ICE3, 3.81%, (1M USD LIBOR + 1.35%), 04/15/24 (a) (b)	2,183	2,155
	Shares/Par[1]	Value ($)
COMM Mortgage Trust
Series 2018-A-HCLV, 3.46%, 09/15/20 (a) (b)	3,070	3,039
Series 2016-C-CR28, REMIC, 4.65%, 12/12/25 (a)	2,274	2,228
Interest Only, Series 2016-XA-DC2, REMIC, 1.04%, 02/12/26 (a)	19,633	1,076
Series 2016-C-DC2, REMIC, 4.64%, 02/12/26 (a)	1,340	1,306
Interest Only, Series 2014-XA-CR17, REMIC, 1.08%, 05/10/47 (a)	35,415	1,340
Interest Only, Series 2015-XA-CR26, REMIC, 0.96%, 10/10/48 (a)	29,115	1,447
Series 2015-CMD-CR23, REMIC, 3.68%, 04/10/20 (a) (b)	3,007	2,962
Series 2016-F-GCT, REMIC, 3.46%, 08/12/21 (a) (d) (e)	3,461	3,288
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.18%, 10/10/46 (a)	33,792	1,523
Commercial Mortgage Pass-Through Certificates
Series 2014-C-CR19, REMIC, 4.71%, 08/10/24 (a)	1,500	1,506
Interest Only, Series 2015-XA-DC1, REMIC, 1.13%, 02/10/48 (a)	28,883	1,259
Commonbond Student Loan Trust
Series 2016-A1-B, 2.73%, 10/25/40 (b)	4,740	4,671
Series 2018-C-BGS, REMIC, 4.12%, 09/25/45 (b)	1,112	1,116
Core Industrial Trust
Series 2015-D-CALW, REMIC, 3.85%, 02/10/22 (a) (b)	2,000	1,990
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	5,172	3,007
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	8,141	6,751
Credit Suisse Mortgage Capital Certificates
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	4,685	3,515
Credit Suisse Mortgage Trust
Series 2018-A-TOP, 3.46%, (1M USD LIBOR + 1.00%), 08/17/20 (a) (b)	3,080	3,063
CSAIL Commercial Mortgage Trust
Interest Only, Series 2015-XA-C1, REMIC, 0.92%, 01/17/25 (a)	20,480	815
Series 2015-C-C4, REMIC, 4.58%, 11/18/25 (a)	1,911	1,875
CSMC Trust
Series 2016-A1-PR1, REMIC, 5.50%, 05/25/19 (b) (c)	6,672	6,700
Series 2011-6A9-5R, REMIC, 4.00%, 11/27/37 (a) (b)	11,609	11,657
Series 2015-A1-PR2, REMIC, 7.25%, 07/26/55 (b) (c)	11,144	11,695
CSMLT Trust
Series 2015-1A2-3, REMIC, 3.50%, 08/25/34 (a) (b)	3,550	3,565
CVP CLO Ltd.
Series 2017-A-2A, 3.66%, (3M USD LIBOR + 1.19%), 01/20/31 (a) (b)	2,000	1,965
DB Master Finance LLC
Series 2015-A2II-1A, 3.98%, 02/22/22 (b)	2,406	2,450
DBJPM Mortgage Trust
Interest Only, Series 2016-XA-C1, REMIC, 1.48%, 05/10/49 (a)	24,276	1,927
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 2.81%, (1M USD LIBOR + 0.30%), 09/25/47 (a)	20,749	18,328
Elevation CLO Ltd.
Series 2017-A-7A, 3.66%, (3M USD LIBOR + 1.22%), 07/15/30 (a) (b)	2,500	2,483
First Horizon Alternative Mortgage Securities Trust
Series 2006-1A2-FA2, REMIC, 6.00%, 05/25/36	4,732	3,490
FREMF Mortgage Trust
Principal Only, Series 2012-D-K708, REMIC, 0.00%, 02/25/19 (b)	25,000	24,858
Interest Only, Series 2012-X2B-K708, REMIC, 0.20%, 02/25/19 (b)	54,167	9
Interest Only, Series 2014-X2A-K503, REMIC, 0.10%, 08/25/19 (b)	236,819	51
Principal Only, Series 2014-D-K503, REMIC, 0.00%, 10/25/19 (b)	42,571	40,868
Interest Only, Series 2014-X2B-K503, REMIC, 0.10%, 10/25/19 (b)	102,170	57

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

24

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Interest Only, Series 2012-X2A-K708, REMIC, 0.20%, 02/25/45 (b)	63,290	11
GMACM Mortgage Loan Trust
Series 2005-A7-AF1, REMIC, 5.75%, 07/25/35	5,521	5,264
GPMT Ltd.
Series 2018-A-FL1, 3.38%, (1M USD LIBOR + 0.90%), 12/19/20 (a) (b)	2,462	2,431
Greywolf CLO VII Ltd.
Series 2018-A1-7A, 3.82%, (3M USD LIBOR + 1.18%), 10/20/31 (a) (b)	2,000	1,965
GS Mortgage Securities Trust
Series 2018-A-3PCK, 3.91%, (1M USD LIBOR + 1.45%), 09/15/21 (a) (b)	3,077	3,060
Interest Only, Series 2016-XA-GS3, 1.27%, 10/10/49 (a)	28,089	1,982
Interest Only, Series 2014-XA-GC20, REMIC, 1.06%, 03/12/24 (a)	14,999	591
Interest Only, Series 2015-XA-GC34, REMIC, 1.34%, 10/10/25 (a)	24,389	1,626
Interest Only, Series 2014-XA-GC24, REMIC, 0.80%, 09/10/47 (a)	47,421	1,523
Interest Only, Series 2015-XA-GS1, REMIC, 0.81%, 11/10/48 (a)	34,172	1,536
Series 2018-F-FBLU, REMIC, 5.71%, 11/15/20 (b)	3,171	3,105
Series 2018-A-TWR, REMIC, 3.36%, (1M USD LIBOR + 0.90%), 07/15/21 (a) (b)	1,000	998
Series 2018-D-TWR, REMIC, 4.06%, (1M USD LIBOR + 1.60%), 07/15/21 (a) (b)	1,000	994
Series 2018-E-TWR, REMIC, 4.56%, (1M USD LIBOR + 2.10%), 07/15/21 (a) (b)	1,000	992
Series 2018-F-TWR, REMIC, 5.26%, (1M USD LIBOR + 2.80%), 07/15/21 (a) (b)	1,000	992
Series 2018-G-TWR, REMIC, 6.38%, (1M USD LIBOR + 3.93%), 07/15/21 (a) (b)	1,000	992
Series 2018-A-LUAU, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 11/15/32 (a) (b)	3,201	3,198
Interest Only, Series 2017-C-2, REMIC, 1.14%, 08/10/50 (a)	34,232	2,490
Halcyon Loan Advisors Funding Ltd.
Series 2012-B-1A, 5.62%, (3M USD LIBOR + 3.00%), 08/15/23 (a) (b)	500	500
Series 2012-C-2A, 5.64%, (3M USD LIBOR + 2.85%), 12/20/24 (a) (b)	1,245	1,246
Series 2013-C-2A, 5.24%, (3M USD LIBOR + 2.70%), 08/01/25 (a) (b)	250	250
Series 2013-D-2A, 6.34%, (3M USD LIBOR + 3.80%), 08/01/25 (a) (b)	1,000	1,000
Series 2014-A1R-1A, 3.57%, (3M USD LIBOR + 1.13%), 04/18/26 (a) (b)	610	608
Hardee's Funding LLC
Series 2018-AI-1A, 4.25%, 06/20/22 (b)	3,990	4,084
HERO Funding Trust
Series 2016-A2-4A, 4.29%, 09/20/37 (b)	6,504	6,627
Horizon Aircraft Finance I Ltd.
Series 2018-A-1, 4.46%, 12/15/25 (b)	6,000	6,115
Hunt CRE Ltd.
Series 2018-A-FL2, 3.54%, (1M USD LIBOR + 1.08%), 06/15/23 (a) (b)	3,016	2,965
IndyMac INDA Mortgage Loan Trust
Series 2006-4A1-AR2, REMIC, 4.30%, 09/25/36 (a)	4,263	4,075
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 3.13%, (3M USD LIBOR + 0.69%), 07/15/26 (a) (b)	311	308
Jamestown CLO VI Ltd.
Series 2018-A1-6RA, 3.60%, (3M USD LIBOR + 1.15%), 04/25/30 (a) (b)	3,000	2,947
JPMBB Commercial Mortgage Securities Trust
Series 2014-C-C21, REMIC, 4.65%, 07/15/24 (a)	2,000	1,982
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	2,370	2,331
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	2,224	2,197
Interest Only, Series 2016-XA-C2, REMIC, 1.69%, 05/15/26 (a)	25,221	1,928
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2018-A-LAQ, 3.46%, (1M USD LIBOR + 1.00%), 06/15/20 (a) (b)	2,380	2,371
	Shares/Par[1]	Value ($)
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	715	714
Series 2016-E-WIKI, REMIC, 4.01%, 10/07/21 (a) (b)	3,075	2,951
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-B-FL10, REMIC, 3.46%, (1M USD LIBOR + 1.00%), 06/17/19 (a) (b)	699	696
Series 2017-C-FL10, REMIC, 3.71%, (1M USD LIBOR + 1.25%), 06/17/19 (a) (b)	528	526
Series 2017-D-FL10, REMIC, 4.36%, (1M USD LIBOR + 1.90%), 06/17/19 (a) (b)	1,709	1,697
Series 2017-C-MAUI, REMIC, 3.64%, (1M USD LIBOR + 1.25%), 07/15/19 (a) (b)	753	747
Series 2017-D-MAUI, REMIC, 4.34%, (1M USD LIBOR + 1.95%), 07/15/19 (a) (b)	706	698
Series 2017-E-MAUI, REMIC, 5.34%, (1M USD LIBOR + 2.95%), 07/15/19 (a) (b)	625	617
Series 2017-F-MAUI, REMIC, 6.14%, (1M USD LIBOR + 3.75%), 07/15/19 (a) (b)	880	873
Series 2007-AM-LDPX, REMIC, 5.46%, 01/15/49 (a)	183	182
JPMorgan Resecuritization Trust
Series 2009-4A2-10, REMIC, 3.15%, 03/26/37 (a) (b)	3,696	3,720
Kingsland VIII Ltd.
Series 2018-A-8A, 3.59%, (3M USD LIBOR + 1.12%), 04/21/31 (a) (b)	2,000	1,955
KREF Ltd.
Series 2018-A-FL1, 3.40%, (1M USD LIBOR + 1.10%), 04/15/23 (a) (b)	3,156	3,107
Labrador Aviation Finance Ltd.
Series 2016-A1-1A, 4.30%, 01/15/24 (b)	17,604	17,935
Lavender Trust
Series 2010-A3-RR2A, REMIC, 6.25%, 10/26/36 (b)	839	839
Lehman Mortgage Trust
Series 2005-1A3-1, REMIC, 5.50%, 11/25/35	923	837
Lendmark Funding Trust
Series 2017-A-2A, 2.80%, 05/20/26 (b)	1,000	983
LSTAR Commercial Mortgage Trust
Interest Only, Series 2017-X-5, 1.11%, 03/11/50 (a) (b)	44,949	2,041
Madison Park Funding XV Ltd.
Series 2014-CR-15A, 5.96%, (3M USD LIBOR + 3.45%), 01/27/26 (a) (b)	500	492
Madison Park Funding XVIII Ltd.
Series 2015-DR-18A, 5.42%, (3M USD LIBOR + 2.95%), 10/21/30 (a) (b)	1,500	1,410
Marathon CLO VII Ltd.
Series 2014-A1R-7A, 3.83%, (3M USD LIBOR + 1.32%), 10/28/25 (a) (b)	5,000	4,984
Marble Point CLO XIV Ltd.
Series 2018-A-2A, 4.07%, (3M USD LIBOR + 1.33%), 01/20/32 (a) (b)	2,500	2,479
Marlette Funding Trust
Series 2018-A-4A, 3.71%, 12/15/28 (b)	3,901	3,912
MASTR Asset Securitization Trust
Series 2006-1A13-1, REMIC, 5.75%, 05/25/36	5,749	5,347
Merrill Lynch Mortgage Trust
Series 2007-AM-C1, REMIC, 5.79%, 06/12/50 (a)	5	5
Midocean Credit CLO IX
Series 2018-A1-9A, 3.40%, (3M USD LIBOR + 1.15%), 07/21/31 (a) (b)	2,500	2,447
Midocean Credit CLO VII
Series 2017-A1-7A, 3.76%, (3M USD LIBOR + 1.32%), 07/16/29 (a) (b)	5,000	4,961
Monarch Beach Resort Trust
Series 2018-A-MBR, REMIC, 3.38%, (1M USD LIBOR + 0.92%), 07/15/20 (a) (b)	3,034	3,020
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C-C18, REMIC, 4.49%, 09/15/24	1,500	1,439
Series 2014-C-C19, REMIC, 4.00%, 12/15/24	2,000	1,894
Series 2015-C-C20, REMIC, 4.46%, 01/15/25 (a)	1,200	1,186
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	2,320	2,321
Interest Only, Series 2016-XA-C28, REMIC, 1.26%, 01/15/26 (a)	24,014	1,527
Series 2016-C-C29, REMIC, 4.75%, 04/17/26 (a)	676	680

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

25

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Interest Only, Series 2013-XA-C7, REMIC, 1.35%, 02/15/46 (a)	20,699	920
Interest Only, Series 2016-XA-C30, REMIC, 1.45%, 09/15/49 (a)	18,572	1,517
Series 2016-C-C31, REMIC, 4.32%, 10/19/26 (a)	2,960	2,848
Morgan Stanley Capital I Trust
Series 2018-A-SUN, REMIC, 3.36%, (1M USD LIBOR + 0.90%), 07/15/20 (a) (b)	2,389	2,379
Morgan Stanley Mortgage Loan Trust
Series 2007-A1-8XS, REMIC, 5.75%, 04/25/37 (a)	1,475	960
Series 2007-3A22-12, REMIC, 6.00%, 08/25/37	1,903	1,463
Mosaic Solar Loan Trust
Series 2018-A-2GS, 4.20%, 02/20/44 (b)	2,292	2,289
MP CLO III Ltd.
Series 2013-AR-1A, 3.72%, (3M USD LIBOR + 1.25%), 10/21/30 (a) (b)	2,000	1,985
MP CLO VIII Ltd.
Series 2015-AR-2A, 3.42%, (3M USD LIBOR + 0.91%), 10/28/27 (a) (b)	2,000	1,971
MSCG Trust
Series 2018-A-SELF, 3.36%, (1M USD LIBOR + 0.90%), 10/15/20 (a) (b)	2,295	2,261
Nassau Ltd.
Series 2018-A-IA, 3.43%, (3M USD LIBOR + 1.15%), 07/15/31 (a) (b)	2,000	1,958
Natixis Commercial Mortgage Securities Trust
Series 2018-A-FL1, 3.26%, (1M USD LIBOR + 0.95%), 06/15/35 (a) (b)	2,384	2,375
Series 2018-E-850T, REMIC, 4.41%, (1M USD LIBOR + 1.95%), 07/15/21 (a) (b)	2,183	2,154
Newtek Small Business Loan Trust
Series 2018-A-1, 4.21%, (1M USD LIBOR + 1.70%), 11/25/24 (a) (b)	4,895	4,894
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-3A-AR1, REMIC, 4.58%, 02/25/36 (a)	1,001	876
NYMT Residential LLC
Series 2016-A-RP1A, 4.00%, 03/25/19 (b) (c)	2,423	2,423
Octagon Investment Partners XXI Ltd.
Series 2014-C-1A, 6.26%, (3M USD LIBOR + 3.65%), 11/14/26 (a) (b)	1,000	998
Octagon Investment Partners XXIV Ltd.
Series 2015-A1R-1A, 3.55%, (3M USD LIBOR + 0.90%), 05/21/27 (a) (b)	2,000	1,990
OFSI Fund V Ltd.
Series 2018-A-1A, 3.49%, (3M USD LIBOR + 1.15%), 07/15/31 (a) (b)	2,000	1,958
Palisades Center Trust
Series 2016-B-PLSD, REMIC, 3.36%, 04/15/21 (b)	3,019	2,979
Palmer Square Loan Funding Ltd.
Series 2017-A1-1A, 3.18%, (3M USD LIBOR + 0.74%), 10/15/25 (a) (b)	3,366	3,337
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-A1R-1A, 3.88%, (3M USD LIBOR + 1.20%), 08/25/31 (a) (b)	2,500	2,454
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.93%, 09/25/47 (b)	9,940	8,997
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL3, 3.25%, 06/29/32 (b) (c)	12,907	12,895
PRPM LLC
Series 2017-A1-3A, 3.47%, 11/25/20 (b) (c)	11,426	11,241
Series 2018-A1-3A, 4.48%, 10/25/21 (b)	19,464	19,422
RAMP Trust
Series 2005-AI4-RS9, REMIC, 2.83%, (1M USD LIBOR + 0.32%), 11/25/35 (a)	9,175	8,384
RBSGC Mortgage Loan Trust
Series 2007-1A4-B, REMIC, 2.96%, (1M USD LIBOR + 0.45%), 01/25/37 (a)	4,632	2,990
Interest Only, Series 2007-1A6-B, REMIC, 3.54%, (6.05% - (1M USD LIBOR * 1)), 01/25/37 (a)	4,632	540
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	6,411	6,207
Residential Accredit Loans Inc. Trust
Series 2005-A41-QA10, REMIC, 5.11%, 09/25/35 (a)	1,591	1,409
	Shares/Par[1]	Value ($)
Series 2006-A21-QA1, REMIC, 4.75%, 01/25/36 (a)	6,192	5,325
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	3,358	2,958
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	4,078	3,586
Residential Asset Securitization Trust
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	3,652	3,046
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	10,218	6,412
Series 2007-1A1-A3, REMIC, 2.96%, (1M USD LIBOR + 0.45%), 04/25/37 (a)	6,749	3,677
Series 2007-1A2-A3, REMIC, 27.17%, (46.38% - (1M USD LIBOR * 7.67)), 04/25/37 (a)	880	1,670
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	20,117	15,326
Residential Funding Mortgage Securities Inc. Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	571	542
Series 2006-A1-S11, REMIC, 6.00%, 11/25/36	3,243	3,040
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	1,290	1,173
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	2,403	2,158
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	10,495	9,679
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	2,382	2,230
Rockford Tower CLO Ltd.
Series 2017-A-3A, 3.66%, (3M USD LIBOR + 1.19%), 10/21/30 (a) (b)	1,000	988
Series 2018-A-1A, 3.74%, (3M USD LIBOR + 1.10%), 05/20/31 (a) (b)	3,000	2,961
Rosslyn Portfolio Trust
Series 2017-A-ROSS, 3.41%, (1M USD LIBOR + 0.95%), 06/15/20 (a) (b)	1,485	1,473
Series 2017-B-ROSS, 3.71%, (1M USD LIBOR + 1.25%), 06/15/20 (a) (b)	1,485	1,474
SBA Tower Trust
Series 2017-C-1, 3.17%, 04/15/22 (b)	10,000	9,888
Shenton Aircraft Investments I Ltd.
Series 2015-A-1A, 4.75%, 11/15/27 (b)	11,498	11,637
SoFi Consumer Loan Program Trust
Series 2018-A-4, 3.54%, 12/25/21 (b)	1,902	1,905
SoFi Professional Loan Program LLC
Series 2017-BFX-F, 3.62%, 05/25/27 (b)	8,000	7,855
Sound Point CLO IV-R Ltd.
Series 2013-A-3RA, 3.59%, (3M USD LIBOR + 1.15%), 04/18/31 (a) (b)	3,000	2,961
Sound Point CLO XXI Ltd.
Series 2018-A1A-21, 3.59%, (3M USD LIBOR + 1.17%), 10/15/31 (a) (b)	1,500	1,473
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (b)	4,979	4,931
Sprite Ltd.
Series 2017-A-1, 4.25%, 12/15/24 (b)	5,994	5,950
STARM Mortgage Loan Trust
Series 2007-4A1-2, REMIC, 3.90%, 04/25/37 (a)	1,408	1,119
Steele Creek CLO Ltd.
Series 2015-AR-1A, 3.91%, (3M USD LIBOR + 1.26%), 05/21/29 (a) (b)	4,000	3,985
Series 2014-A-1RA, 3.54%, 04/21/31 (b)	2,000	1,984
Series 2016-1A, 3.91%, (3M USD LIBOR + 1.12%), 06/15/31 (a) (b)	2,000	1,974
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-2A-21, REMIC, 4.40%, 11/25/35 (a)	7,921	7,506
Structured Asset Securities Corp.
Series 2005-4A1-16, REMIC, 4.67%, 09/25/35 (a)	9,237	7,771
Structured Asset Securities Corp. Trust
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	9,153	8,299
STWD Mortgage Trust
Series 2018-A-URB, 3.46%, (3M USD LIBOR + 1.00%), 05/17/21 (a) (b)	4,101	4,094
Taco Bell Funding LLC
Series 2018-A2I-1, 4.32%, 11/25/23 (b)	5,000	5,052
TCI-Flatiron CLO Ltd.
Series 2016-B-1A, 4.65%, (3M USD LIBOR + 2.25%), 07/17/28 (a) (b)	500	498
THL Credit Wind River CLO Ltd.
Series 2014-AR-2A, 3.58%, (3M USD LIBOR + 1.14%), 01/15/31 (a) (b)	1,000	982
Trinity Rail Leasing 2010 LLC
Series 2010-A-1A, 5.19%, 01/16/31 (b)	4,176	4,435

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

26

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
UBS Commercial Mortgage Trust
Interest Only, Series 2017-XA-C1, REMIC, 1.60%, 06/17/50 (a)	20,393	1,962
Upgrade Receivables Trust
Series 2018-A-1A, 3.76%, 07/15/20 (b)	1,815	1,815
Upstart Securitization Trust
Series 2018-B-2, 4.45%, 12/22/25 (b)	4,000	4,013
Vantage Data Centers LLC
Series 2018-A2-2A, 4.20%, 11/15/23 (b)	5,995	6,108
Velocity Commercial Capital Loan Trust
Series 2017-AFX-2, REMIC, 3.07%, 11/25/47 (a) (b)	8,223	8,305
Vibrant CLO Ltd.
Series 2018-A1-10A, 3.64%, (3M USD LIBOR + 1.20%), 10/20/31 (a) (b)	3,000	2,964
VOLT LXXII LLC
Series 2018-A1A-NPL8, 4.21%, 10/26/48 (b) (c)	22,666	22,534
Waldorf Astoria Boca Raton Trust
Series 2016-B-BOCA, REMIC, 4.51%, (1M USD LIBOR + 2.05%), 06/15/29 (a) (b)	2,708	2,693
Series 2016-C-BOCA, REMIC, 4.96%, (1M USD LIBOR + 2.50%), 06/15/29 (a) (b)	2,291	2,278
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	2,113	1,787
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36	3,773	3,256
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	2,621	2,536
Waterfall Commercial Mortgage Trust
Series 2015-A-SBC5, REMIC, 4.10%, 09/19/22 (a) (b)	7,846	7,709
Wellfleet CLO Ltd.
Series 2017-A1-2A, 3.72%, (3M USD LIBOR + 1.25%), 10/20/29 (a) (b)	3,000	2,988
Series 2017-A1-3A, 3.60%, (3M USD LIBOR + 1.15%), 01/17/31 (a) (b)	3,250	3,209
Series 2018-A1-2A, 3.64%, (3M USD LIBOR + 1.20%), 10/20/31 (a) (b)	2,000	1,978
Wells Fargo & Co.
Interest Only, Series 2015-XA-P2, REMIC, 1.01%, 12/15/48 (a)	27,019	1,286
Wells Fargo Alternative Loan Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	3,299	3,217
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	3,632	3,348
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	1,155	1,111
Wells Fargo Commercial Mortgage Trust
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	1,850	1,804
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	2,031	1,854
Series 2016-C-C32, REMIC, 4.72%, 01/16/26 (a)	1,577	1,537
Series 2016-C-C34, REMIC, 5.03%, 05/15/49 (a)	2,855	2,852
Interest Only, Series 2015-XA-LC20, REMIC, 1.35%, 04/15/50 (a)	24,053	1,321
Interest Only, Series 2016-XA-C33, REMIC, 1.77%, 03/17/59 (a)	15,124	1,307
Interest Only, Series 2017-XA-RC1, REMIC, 1.55%, 01/16/60 (a)	25,110	2,179
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	6,740	6,553
Series 2007-1A4-3, REMIC, 6.00%, 04/25/37	1,398	1,373
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	2,514	2,465
Wells Fargo-RBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-C19, REMIC, 1.08%, 03/15/47 (a)	21,232	832
Interest Only, Series 2014-XA-C25, REMIC, 0.89%, 11/15/47 (a)	28,483	1,072
Series 2016-C-C33, REMIC, 3.90%, 03/15/59	1,508	1,423
WhiteHorse X Ltd.
Series 2015-A1R-10A, 3.38%, (3M USD LIBOR + 0.93%), 04/17/27 (a) (b)	3,000	2,969
Willis Engine Securitization Trust
Series 2018-A-A, 4.75%, 09/15/26 (b) (c)	1,977	2,021
Zais CLO 2 Ltd.
Series 2014-A1AR-2A, 3.69%, (3M USD LIBOR + 1.20%), 07/27/26 (a) (b)	5,000	4,976
	Shares/Par[1]	Value ($)
Zais CLO 5 Ltd.
Series 2016-A1-2A, 3.97%, (3M USD LIBOR + 1.53%), 10/16/28 (a) (b)	2,000	2,000
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,007,687)		1,013,551
GOVERNMENT AND AGENCY OBLIGATIONS 45.7%
Collateralized Mortgage Obligations 28.4%
Federal Home Loan Mortgage Corp.
Series A-4260, REMIC, 3.00%, 02/15/32	10,305	10,310
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	7,979
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	9,650
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	6,019
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	5,098
Series A-4377, REMIC, 3.00%, 06/15/39	12,316	12,256
Series BK-4469, REMIC, 3.00%, 08/15/39	9,448	9,415
Series JA-3818, REMIC, 4.50%, 01/15/40	175	176
Series TB-4419, REMIC, 3.00%, 02/15/40	266	266
Series GA-4376, REMIC, 3.00%, 04/15/40	10,709	10,679
Series NY-4390, REMIC, 3.00%, 06/15/40	10,372	10,344
Series MA-4391, REMIC, 3.00%, 07/15/40	10,187	10,158
Interest Only, Series SP-3770, REMIC, 4.04%, (6.50% - (1M USD LIBOR * 1)), 11/15/40 (a)	2,644	220
Interest Only, Series SM-3780, REMIC, 4.04%, (6.50% - (1M USD LIBOR * 1)), 12/15/40 (a)	12,868	2,054
Series KA-4366, REMIC, 3.00%, 03/15/41	10,352	10,316
Series SL-4061, REMIC, 2.95%, (7.06% - (1M USD LIBOR * 1.75)), 06/15/42 (a)	1,482	1,314
Series B-4481, REMIC, 3.00%, 12/15/42	19,726	19,553
Series CS-4156, REMIC, 2.58%, (5.40% - (1M USD LIBOR * 1.2)), 01/15/43 (a)	5,045	4,319
Series UZ-4508, REMIC, 3.00%, 07/15/43	10,554	9,766
Series ZX-4404, REMIC, 4.00%, 04/15/44	57,871	60,382
Series CA-4573, REMIC, 3.00%, 11/15/44	33,254	32,891
Series LZ-4410, REMIC, 4.00%, 11/15/44	1,752	1,836
Series KZ-4440, REMIC, 3.00%, 02/15/45	12,065	10,971
Series HA-4582, REMIC, 3.00%, 09/15/45	23,472	23,217
Interest Only, Series MS-4291, REMIC, 3.44%, (5.90% - (1M USD LIBOR * 1)), 01/15/54 (a)	5,667	835
Series A-4734, REMIC, 3.00%, 07/15/42	26,787	26,636
Series KM-4141, REMIC, 1.75%, 12/15/42	25,838	24,039
Series DA-4464, REMIC, 2.50%, 01/15/43	3,601	3,276
Federal National Mortgage Association
Interest Only, Series 2010-CS-134, REMIC, 4.17%, (6.68% - (1M USD LIBOR * 1)), 12/25/25 (a)	1,851	149
Series 2013-AB-53, REMIC, 1.50%, 03/25/28	5,503	5,283
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	1,795	1,752
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	20,000	19,657
Interest Only, Series 2005-S-2, REMIC, 4.09%, (6.60% - (1M USD LIBOR * 1)), 02/25/35 (a)	7,400	1,123
Interest Only, Series 2011-PS-84, REMIC, 4.09%, (6.60% - (1M USD LIBOR * 1)), 01/25/40 (a)	12,966	863
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	1,233	1,278
Series 2014-MA-68, REMIC, 3.00%, 11/25/40	9,864	9,828
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	5,247	5,068
Interest Only, Series 2011-ES-93, REMIC, 3.99%, (6.50% - (1M USD LIBOR * 1)), 09/25/41 (a)	2,128	332
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	1,971	2,045
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	1,964	2,036
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	12,120	11,246
Series 2015-AP-95, REMIC, 3.00%, 08/25/42	14,776	14,685
Series 2013-NZ-31, REMIC, 3.00%, 04/25/43	16,488	15,407
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	17,917	17,671
Series 2013-ZA-52, REMIC, 3.00%, 06/25/43	4,109	3,889
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	15,673	16,382
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	11,332	10,339
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	26,576	26,032
Series 2017-CH-4, REMIC, 3.00%, 06/25/42	33,582	33,305
Series 2016-A-9, REMIC, 3.00%, 09/25/43	7,788	7,718
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	20,596	20,463
Series 2018-JA-27, REMIC, 3.00%, 12/25/47	9,244	9,092
Series 2018-C-33, REMIC, 3.00%, 05/25/48	51,473	50,627
Series 2018-A-64, REMIC, 3.00%, 09/25/48	24,652	24,191

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

27

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 3.63%, (6.10% - (1M USD LIBOR * 1)), 03/20/40 (a)	8,266	547
Series 2011-WS-70, REMIC, 4.76%, (9.70% - (1M USD LIBOR * 2)), 12/20/40 (a)	4,562	4,747
		639,730
Mortgage-Backed Securities 17.3%
Federal Home Loan Mortgage Corp.
4.00%, 09/01/43 - 02/01/44	10,668	10,976
3.00%, 06/01/43 - 09/01/45	150,770	147,746
3.00%, 04/01/45	26,598	26,074
3.50%, 02/01/46 - 01/01/48	43,732	43,811
REMIC, 3.00%, 06/15/44	9,199	9,126
Federal National Mortgage Association
4.50%, 04/01/26	3,512	3,633
3.50%, 09/01/43 - 08/01/45	40,559	40,744
3.00%, 03/01/35 - 08/01/46	51,663	50,904
4.00%, 08/01/47 - 01/01/48	44,374	45,318
Government National Mortgage Association
3.50%, 10/20/45	11,197	11,200
		389,532
Total Government And Agency Obligations (cost $1,042,590)		1,029,262
SHORT TERM INVESTMENTS 9.2%
Investment Companies 9.2%
JNL Government Money Market Fund - Institutional Class, 2.31% (f) (g)	205,649	205,649
Total Short Term Investments (cost $205,649)		205,649
Total Investments 99.9% (cost $2,255,926)		2,248,462
Other Assets and Liabilities, Net 0.1%		3,229
Total Net Assets 100.0%		2,251,691

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $694,805 and 30.9%, respectively.

(c)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(f)  Investment in affiliate.

(g)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

JNL/PIMCO Investment Grade Corporate Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 3.0%
Air Canada Pass-Through Trust
Series 2013-A-1, 4.13%, 05/15/25 (a)	76	75
Series 2017-A-1, 3.55%, 01/15/30 (b) (c)	1,700	1,601
American Airlines Pass-Through Trust
Series 2011-A-1, 5.25%, 01/31/21	26	26
Series 2015-A-1, 3.38%, 05/01/27	248	235
	Shares/Par[1]	Value ($)
Series 2016-AA-2, 3.20%, 06/15/28	180	168
Series 2017-AA-2, 3.35%, 10/15/29	973	912
Series 2017-A-2, 3.60%, 10/15/29	584	555
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2004-M1-HE6, REMIC, 3.45%, (1M USD LIBOR + 0.95%), 09/25/34 (d)	45	44
Banc of America Alternative Loan Trust
Series 2005-4A1-10, REMIC, 5.75%, 11/25/35	39	37
Centex Home Equity Loan Trust
Series 2004-MV1-D, REMIC, 3.13%, (1M USD LIBOR + 0.93%), 09/25/34 (d)	37	36
CHL Mortgage Pass-Through Trust
Series 2007-A2-13, 6.00%, 08/25/37	1,050	896
Citigroup Mortgage Loan Trust Inc.
Series 2007-A2B-AHL1, REMIC, 2.65%, (1M USD LIBOR + 0.14%), 12/25/36 (d)	107	104
Series 2007-3A3A-10, REMIC, 3.90%, 09/25/37 (d)	9	8
Continental Airlines Inc. Pass-Through Trust
Series 2009-A-2, 7.25%, 11/10/19	41	43
Countrywide Asset-Backed Certificates
Series 2004-M1-4, REMIC, 3.23%, (1M USD LIBOR + 0.72%), 07/25/34 (d)	63	62
Series 2004-M1-5, REMIC, 3.36%, (1M USD LIBOR + 0.86%), 08/25/34 (d)	26	25
Series 2006-1A-24, REMIC, 2.65%, (1M USD LIBOR + 0.14%), 07/25/35 (d)	98	88
Series 2005-1A-AB4, REMIC, 2.75%, (1M USD LIBOR + 0.48%), 03/25/36 (d)	38	32
Countrywide Home Loans Inc.
Series 2004-1AF2-R2, REMIC, 2.93%, (1M USD LIBOR + 0.42%), 11/25/34 (a) (d)	1,296	1,150
CVS Pass-Through Trust
Series 2013-PTC, 4.70%, 01/10/36 (a)	856	855
First Franklin Mortgage Loan Trust
Series 2004-M3-FF8, REMIC, 3.93%, (1M USD LIBOR + 1.43%), 10/25/34 (d)	40	39
GTP Acquisition Partners I LLC
Series 2015-A-2, 3.48%, 06/16/25 (b) (c)	300	296
HomeBanc Mortgage Trust
Series 2005-A1-4, REMIC, 2.78%, (1M USD LIBOR + 0.54%), 10/25/35 (d)	12	12
HSI Asset Securitization Corp. Trust
Series 2006-M1-OPT1, REMIC, 2.87%, (1M USD LIBOR + 0.36%), 12/25/35 (d)	100	98
JPMorgan Mortgage Acquisition Trust
Series 2006-M1-NC2, REMIC, 2.78%, (1M USD LIBOR + 0.27%), 07/25/36 (d)	300	278
Lehman XS Trust
Series 2005-2A4-2, REMIC, 5.17%, 08/25/35	14	14
Morgan Stanley Home Equity Loan Trust
Series 2007-A1-2, REMIC, 2.61%, (1M USD LIBOR + 0.10%), 04/25/37 (d)	13	9
Northwest Airlines Pass-Through Trust
Series 2002-G-2-1, 6.26%, 05/20/23	43	43
OMX Timber Finance Investments I LLC
Series 2014-A1, 5.42%, 01/29/20 (a)	300	307
Park Place Securities Inc. Asset-Backed Pass-Through Certificates
Series 2004-M2-WHQ1, REMIC, 3.50%, (1M USD LIBOR + 0.99%), 09/25/34 (d)	58	58
RALI Trust
Series 2005-A10-QS17, REMIC, 6.00%, 12/25/35	66	62
Series 2007-A2-QS3, REMIC, 6.00%, 02/25/37	74	66
RAMP Trust
Series 2005-A2-EFC7, REMIC, 2.97%, (1M USD LIBOR + 0.46%), 12/25/35 (d)	211	175
RASC Trust
Series 2006-AI3-KS9, REMIC, 2.67%, (1M USD LIBOR + 0.16%), 09/25/36 (d)	147	137
Renaissance Home Equity Loan Trust
Series 2007-AF3-3, REMIC, 7.24%, 09/25/37 (e)	169	100
SBA Tower Trust
Series 2016-C-1, 2.88%, 07/15/21 (a)	600	589

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

28

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
S-Jets Ltd.
Series 2017-A-1, 3.97%, 08/15/25 (a)	456	460
Spirit Airlines Pass-Through Trust
Series 2015-A-1, 4.10%, 04/01/28	831	818
Sprite Ltd.
Series 2017-A-1, 4.25%, 12/15/24 (a)	369	366
United Airlines Inc. Pass-Through Trust
Series 2014-A-2, 3.75%, 09/03/26	83	81
Series 2016-A-1, 3.45%, 07/07/28	947	901
Series 2016-A-2, 3.10%, 10/07/28	474	430
US Airways Pass-Through Trust
Series 2013-B-1, 5.38%, 11/15/21	115	117
Series 2013-A-1, 3.95%, 11/15/25	72	71
Virgin Australia Trust
Series 2013-1A, 5.00%, 10/23/23 (a)	24	24
Total Non-U.S. Government Agency Asset-Backed Securities (cost $12,764)		12,503
CORPORATE BONDS AND NOTES 83.9%
Communication Services 6.3%
Activision Blizzard Inc.
3.40%, 09/15/26	200	190
AMC Networks Inc.
5.00%, 04/01/24	200	190
America Movil SAB de CV
5.00%, 03/30/20	200	203
AT&T Inc.
3.49%, (3M USD LIBOR + 0.75%), 06/01/21 (d)	2,100	2,079
3.95%, 01/15/25	100	98
4.10%, 02/15/28	320	308
4.35%, 06/15/45	100	85
4.50%, 03/09/48	200	172
Baidu Inc.
3.00%, 06/30/20	400	398
4.38%, 05/14/24	200	202
4.88%, 11/14/28	1,100	1,122
CC Holdings GS V LLC
3.85%, 04/15/23	200	198
Charter Communications Operating LLC
3.75%, 02/15/28	300	272
5.38%, 04/01/38	400	369
5.75%, 04/01/48	300	282
Comcast Corp.
3.15%, 03/01/26	200	192
2.35%, 01/15/27	200	179
3.30%, 02/01/27	400	382
4.15%, 10/15/28	1,700	1,727
3.90%, 03/01/38	300	278
4.50%, 01/15/43	500	487
4.60%, 08/15/45	400	398
3.40%, 07/15/46	1,200	994
4.00%, 11/01/49	300	271
Crown Castle Towers LLC
4.24%, 07/15/28 (a)	100	102
Discovery Communications LLC
3.45%, 03/15/25	100	94
DISH DBS Corp.
6.75%, 06/01/21	1,000	991
Globo Comunicacao e Participacoes SA
4.88%, 04/11/22 (a)	200	198
Meredith Corp.
6.88%, 02/01/26 (a)	100	98
MTN Mauritius Investments Ltd.
4.76%, 11/11/24 (a)	200	182
Numericable - SFR SA
7.38%, 05/01/26 (a)	900	825
RELX Capital Inc.
3.50%, 03/16/23	200	199
Sprint Corp.
7.25%, 09/15/21	1,300	1,329
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (a)	1,031	1,017
Telefonica Emisiones SAU
4.10%, 03/08/27	1,100	1,059
	Shares/Par[1]	Value ($)
Time Warner Cable Inc.
8.25%, 04/01/19	500	506
4.13%, 02/15/21	1,000	1,004
6.75%, 06/15/39	700	711
4.50%, 09/15/42	300	241
Time Warner Entertainment Co. LP
8.38%, 07/15/33	100	121
United Group BV
4.38%, 07/01/22, EUR (a)	200	227
Unitymedia Hessen GmbH & Co. KG
3.50%, 01/15/27, EUR	550	647
Univision Communications Inc.
5.13%, 02/15/25 (a) (f)	400	352
Verizon Communications Inc.
3.72%, (3M USD LIBOR + 1.10%), 05/15/25 (d)	2,200	2,139
4.13%, 03/16/27	300	301
4.33%, 09/21/28	300	302
4.27%, 01/15/36	700	655
5.25%, 03/16/37	100	105
5.01%, 08/21/54	209	202
4.67%, 03/15/55	1,259	1,162
Vodafone Group Plc
4.38%, 05/30/28	200	194
Wind Tre SpA
2.75%, (3M EURIBOR + 2.75%), 01/20/24, EUR (a) (d)	400	409
		26,448
Consumer Discretionary 2.8%
1011778 B.C. Unltd. Liability Co.
4.25%, 05/15/24 (a)	200	184
Alibaba Group Holding Ltd.
3.60%, 11/28/24 (f)	300	295
Altice SA
7.75%, 05/15/22 (a)	200	182
Amazon.com Inc.
2.60%, 12/05/19	100	100
3.80%, 12/05/24	100	102
5.20%, 12/03/25	100	109
3.15%, 08/22/27	300	290
Aptiv Plc
3.15%, 11/19/20	500	495
Bacardi Ltd.
4.45%, 05/15/25 (a)	1,000	985
2.75%, 07/15/26 (a)	300	257
Cedar Fair LP
5.38%, 04/15/27	200	189
D.R. Horton Inc.
3.75%, 03/01/19	600	600
4.38%, 09/15/22	200	201
General Motors Co.
3.39%, (3M USD LIBOR + 0.80%), 08/07/20 (d)	200	199
GLP Capital LP
5.25%, 06/01/25	400	397
5.75%, 06/01/28	300	303
Hilton Worldwide Finance LLC
4.88%, 04/01/27 (f)	400	376
Intrepid Aviation Group Holdings LLC
8.50%, 08/15/21 (a)	75	74
Jeld-Wen Inc.
4.63%, 12/15/25 (a)	200	176
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (a) (f)	800	731
MGM Resorts International
6.00%, 03/15/23	1,000	1,004
QVC Inc.
4.38%, 03/15/23	600	579
Schaeffler Finance BV
3.25%, 05/15/25, EUR	100	117
Securitization Trust
4.50%, 04/01/27 (f) (g)	800	734
Studio City Co. Ltd.
5.88%, 11/30/19 (a)	500	506

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

29

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Wynn Macau Ltd.
5.50%, 10/01/27 (a)	2,800	2,472
		11,657
Consumer Staples 2.1%
Adecoagro SA
6.00%, 09/21/27	200	170
Altria Group Inc.
9.25%, 08/06/19 (g)	12	12
BAT Capital Corp.
3.56%, 08/15/27	2,400	2,131
Brown-Forman Corp.
3.50%, 04/15/25	1,200	1,195
Campbell Soup Co.
3.65%, 03/15/23	1,000	975
4.15%, 03/15/28 (f)	200	186
Constellation Brands Inc.
4.75%, 12/01/25	1,050	1,061
Danone SA
2.59%, 11/02/23 (a)	1,000	951
General Mills Inc.
4.55%, 04/17/38	100	92
JM Smucker Co.
3.50%, 03/15/25	100	96
Kraft Heinz Foods Co.
3.50%, 07/15/22	200	197
3.44%, (3M USD LIBOR + 0.82%), 08/10/22 (d)	1,400	1,382
Post Holdings Inc.
5.00%, 08/15/26 (a)	200	182
Tesco Plc
6.13%, 02/24/22, GBP	50	70
		8,700
Energy 8.1%
APT Pipelines Ltd.
4.20%, 03/23/25 (a)	500	491
Blue Racer Midstream LLC
6.13%, 11/15/22 (a)	200	193
BP AMI Leasing Inc.
5.52%, 05/08/19 (b) (c)	125	126
Cenovus Energy Inc.
4.25%, 04/15/27 (f)	1,100	999
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24	650	689
Cimarex Energy Co.
4.38%, 06/01/24	875	868
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23 (f)	1,100	1,130
Concho Resources Inc.
3.75%, 10/01/27	300	283
4.30%, 08/15/28	400	392
Continental Resources Inc.
3.80%, 06/01/24	500	473
Covey Park Energy LLC
7.50%, 05/15/25 (a)	100	87
El Paso Corp.
6.50%, 09/15/20	200	210
Enable Midstream Partners LP
4.40%, 03/15/27	400	369
4.95%, 05/15/28	500	476
5.00%, 05/15/44 (e)	645	523
Enbridge Inc.
2.81%, (3M USD LIBOR + 0.40%), 01/10/20 (d)	1,500	1,495
3.70%, 07/15/27	900	854
Endeavor Energy Resources LP
5.75%, 01/30/28 (a)	500	510
Energy Transfer Partners LP
4.65%, 06/01/21	800	810
4.20%, 04/15/27	100	93
4.90%, 03/15/35	554	490
7.50%, 07/01/38	200	222
6.05%, 06/01/41	1,300	1,251
6.50%, 02/01/42	100	101
Enterprise Products Operating LLC
2.55%, 10/15/19	500	497
3.90%, 02/15/24	100	101
	Shares/Par[1]	Value ($)
3.75%, 02/15/25	400	396
4.88%, 08/16/77 (d)	500	417
EQT Corp.
3.00%, 10/01/22	600	569
EQT Midstream Partners LP
4.00%, 08/01/24	500	477
4.13%, 12/01/26	300	270
5.50%, 07/15/28	500	490
Gaz Capital SA
4.95%, 03/23/27	600	573
Gazprom OAO Via Gaz Capital SA
6.00%, 01/23/21 (a)	200	206
Genesis Energy LP
6.75%, 08/01/22	100	98
Greenko Dutch BV
5.25%, 07/24/24 (a)	200	179
Halliburton Co.
3.80%, 11/15/25	800	776
Hess Corp.
7.30%, 08/15/31	65	70
Kerr-McGee Corp.
6.95%, 07/01/24	300	334
Marathon Oil Corp.
4.40%, 07/15/27	300	286
MPLX LP
4.50%, 04/15/38	200	176
4.90%, 04/15/58	300	253
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 12/01/21 (a)	62	60
7.35%, 12/01/26 (a) (h)	132	74
Odebrecht Offshore Drilling Finance Ltd.
6.72%, 12/01/22 (a)	37	34
7.72%, 12/01/26 (a) (h)	136	36
Odebrecht Oil & Gas Finance Ltd.
0.00%, (callable at 100 beginning 02/11/19) (a) (i) (j)	89	1
ONEOK Inc.
4.00%, 07/13/27	300	287
ONEOK Partners LP
4.90%, 03/15/25	1,000	1,016
6.85%, 10/15/37	200	223
Parsley Energy LLC
5.63%, 10/15/27 (a)	100	91
Petroleos Mexicanos
6.50%, 03/13/27	400	377
Pioneer Natural Resources Co.
7.50%, 01/15/20	100	104
3.45%, 01/15/21	1,400	1,396
3.95%, 07/15/22	400	400
Plains All American Pipeline LP
2.60%, 12/15/19	100	99
2.85%, 01/31/23	200	188
3.85%, 10/15/23	100	97
3.60%, 11/01/24	100	94
4.65%, 10/15/25	200	196
5.15%, 06/01/42	200	176
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.84%, 09/30/27 (a)	250	270
Regency Energy Partners LP
5.75%, 09/01/20	200	205
5.88%, 03/01/22	1,000	1,042
5.00%, 10/01/22	300	306
Rockies Express Pipeline LLC
5.63%, 04/15/20 (a)	500	505
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (e)	100	103
6.25%, 03/15/22	300	316
5.63%, 04/15/23	800	832
5.75%, 05/15/24	1,510	1,583
5.88%, 06/30/26	700	748
Sinopec Group Overseas Development 2016 Ltd.
1.75%, 09/29/19 (a)	500	495
Sinopec Group Overseas Development 2017 Ltd.
3.25%, 09/13/27	200	187

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

30

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
TC PipeLines LP
3.90%, 05/25/27	500	475
TerraForm Power Operating LLC
4.25%, 01/31/23 (a)	100	94
Tesoro Logistics LP
5.25%, 01/15/25	600	600
Transcanada Trust
5.30%, 03/15/77 (d)	875	753
Transcontinental Gas Pipe Line Co. LLC
4.00%, 03/15/28	800	780
Transocean Guardian Ltd.
5.88%, 01/15/24 (a)	400	384
Transocean Pontus Ltd.
6.13%, 08/01/25 (a) (f)	100	96
WPX Energy Inc.
5.75%, 06/01/26	100	91
		34,117
Financials 42.2%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	300	300
4.25%, 07/01/20	500	502
4.50%, 05/15/21	450	451
3.95%, 02/01/22 (f)	400	393
3.50%, 05/26/22 - 01/15/25	2,100	1,924
Ally Financial Inc.
8.00%, 11/01/31	500	556
Altice Financing SA
6.63%, 02/15/23 (a)	300	289
Ambac LSNI LLC
7.80%, (3M USD LIBOR + 5.00%), 02/12/23 (a) (d)	548	549
Amcor Finance USA Inc.
3.63%, 04/28/26 (a)	400	382
American Financial Group Inc.
3.50%, 08/15/26	900	845
American International Group Inc.
5.75%, 04/01/48	100	88
4.38%, 01/15/55	400	330
AXA Equitable Holdings Inc.
4.35%, 04/20/28 (a)	300	285
Axis Bank Ltd.
3.25%, 05/21/20	200	198
3.25%, 05/21/20 (a)	500	495
Axis Specialty Finance Plc
4.00%, 12/06/27	700	666
Azul Investments LLP
5.88%, 10/26/24 (a)	100	93
Banco Bilbao Vizcaya Argentaria SA
6.75%, (callable at 100 beginning 02/18/20), EUR (i)	600	677
Banco BTG Pactual SA
5.50%, 01/31/23	600	583
Banco do Brasil SA
6.00%, 01/22/20 (a)	200	205
Banco General SA
4.13%, 08/07/27 (a)	200	184
Bank of America Corp.
4.10%, 07/24/23	1,475	1,499
3.50%, 04/19/26	1,300	1,253
3.82%, 01/20/28 (d)	5,000	4,837
3.42%, 12/20/28	631	591
Bank of New York Mellon Corp.
2.30%, 09/11/19	400	398
3.00%, 02/24/25	500	484
2.80%, 05/04/26	1,800	1,686
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (i)	200	223
7.63%, 11/21/22	2,400	2,491
Barclays Plc
7.75%, (callable at 100 beginning 09/15/23) (i)	1,100	1,059
4.01%, (3M USD LIBOR + 1.38%), 05/16/24 (d)	2,200	2,101
4.34%, 05/16/24 (d) (k)	200	195
BAT International Finance Plc
2.75%, 06/15/20 (a)	200	196
	Shares/Par[1]	Value ($)
Bayer US Finance II LLC
3.88%, 12/15/23 (a)	500	490
4.25%, 12/15/25 (a)	300	293
BBVA Bancomer SA
5.13%, 01/18/33 (a)	600	521
BGC Partners Inc.
5.13%, 05/27/21	1,100	1,111
Blackstone Holdings Finance Co. LLC
5.00%, 06/15/44 (a)	300	299
BNP Paribas SA
7.00%, (callable at 100 beginning 08/16/28) (a) (i)	200	190
4.40%, 08/14/28 (a)	900	878
Boral Finance Pty Ltd.
3.75%, 05/01/28 (a)	1,600	1,485
BPCE SA
3.90%, (3M USD LIBOR + 1.22%), 05/22/22 (a) (d)	500	501
2.75%, 01/11/23 (a)	2,500	2,395
Braskem Finance Ltd.
5.38%, 05/02/22 (f)	1,200	1,224
Brighthouse Financial Inc.
4.70%, 06/22/47	200	149
Brookfield Finance Inc.
3.90%, 01/25/28	500	475
Brookfield Finance LLC
4.00%, 04/01/24	500	496
Cemex Finance LLC
6.00%, 04/01/24	300	298
Charles Schwab Corp.
5.00%, (callable at 100 beginning 12/01/27) (i)	500	418
Citigroup Inc.
3.75%, (3M USD LIBOR + 1.19%), 08/02/21 (d)	1,000	1,002
2.90%, 12/08/21	100	98
3.74%, (3M USD LIBOR + 1.10%), 05/17/24 (d)	200	196
3.76%, (3M USD LIBOR + 1.02%), 06/01/24 (d)	600	587
3.20%, 10/21/26	600	554
4.08%, 04/23/29	1,200	1,171
Citizens Bank NA
2.55%, 05/13/21	250	245
CME Group Inc.
3.00%, 03/15/25	725	710
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	600	582
Cooperatieve Rabobank U.A.
6.63%, (callable at 100 beginning 06/29/21), EUR (i)	1,400	1,740
3.75%, 07/21/26	1,000	931
Credit Agricole SA
3.75%, 04/24/23 (a)	250	245
Credit Suisse AG
3.00%, 10/29/21	300	296
6.50%, 08/08/23	300	314
6.50%, 08/08/23 (a)	200	209
Credit Suisse Group AG
7.50%, (callable at 100 beginning 07/17/23) (a) (i)	400	392
3.87%, 01/12/29 (a)	700	652
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	900	894
3.75%, 03/26/25	800	763
4.55%, 04/17/26	700	696
CRH America Finance Inc.
3.40%, 05/09/27 (a)	800	734
CSN Resources SA
6.50%, 07/21/20	200	193
DAE Funding LLC
5.75%, 11/15/23 (a)	1,100	1,088
DBS Group Holdings Ltd.
2.25%, 07/16/19 (a)	200	199
3.26%, (3M USD LIBOR + 0.49%), 06/08/20 (a) (d)	400	401
Dell EMC
4.42%, 06/15/21 (a)	1,400	1,398
5.45%, 06/15/23 (a)	2,125	2,163
Depository Trust & Clearing Corp.
4.88%, (callable at 100 beginning 06/15/20) (a) (i)	250	246

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

31

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Deutsche Bank AG
3.41%, (3M USD LIBOR + 0.97%), 07/13/20 (d)	1,100	1,079
3.15%, 01/22/21	500	482
4.25%, 10/14/21	2,200	2,167
3.30%, 11/16/22	300	278
3.82%, (3M USD LIBOR + 1.19%), 11/16/22 (d)	500	466
Discover Bank
3.10%, 06/04/20	250	248
Discover Financial Services
4.10%, 02/09/27 (f)	400	374
E*Trade Financial Corp.
5.88%, (callable at 100 beginning 09/15/26) (i)	1,000	902
Emerald Bay SA
0.00%, 10/19/20, EUR (a) (j)	100	107
Enel Finance International NV
3.63%, 05/25/27 (a)	400	352
ERAC USA Finance LLC
2.70%, 11/01/23 (a)	2,000	1,891
Fairfax Financial Holdings Ltd.
2.75%, 03/29/28, EUR (a)	600	684
Fidelity National Financial Inc.
5.50%, 09/01/22	300	317
First American Financial Corp.
4.30%, 02/01/23	650	651
4.60%, 11/15/24	200	203
Flagstar Bancorp Inc.
6.13%, 07/15/21	800	832
FMR LLC
4.95%, 02/01/33 (b) (c)	700	754
Ford Motor Credit Co. LLC
3.45%, (3M USD LIBOR + 0.83%), 08/12/19 (d)	400	402
2.68%, 01/09/20	300	295
8.13%, 01/15/20	150	155
5.88%, 08/02/21	300	308
3.66%, (3M USD LIBOR + 1.08%), 08/03/22 (d)	1,400	1,307
Freedom Mortgage Corp.
8.13%, 11/15/24 (a)	100	86
8.25%, 04/15/25 (a)	100	86
GE Capital International Funding Co.
4.42%, 11/15/35	800	673
General Motors Financial Co. Inc.
3.45%, 01/14/22	1,900	1,842
3.99%, (3M USD LIBOR + 1.55%), 01/14/22 (d)	200	201
Global Bank Corp.
4.50%, 10/20/21 (a)	200	194
GLP Capital LP
5.30%, 01/15/29	700	687
Goldman Sachs Group Inc.
5.25%, 07/27/21	500	518
3.43%, (3M USD LIBOR + 0.75%), 02/23/23 (d)	600	577
3.50%, 01/23/25	700	664
3.75%, 02/25/26	1,000	946
4.22%, 05/01/29	2,400	2,317
High Street Funding Trust I
4.11%, 02/15/28 (a)	100	99
HSBC Holdings Plc
5.88%, (callable at 100 beginning 09/28/26), GBP (i)	700	850
6.00%, (callable at 100 beginning 09/29/23), EUR (i)	1,100	1,332
6.25%, (callable at 100 beginning 03/23/23) (i) (k)	1,200	1,124
6.50%, (callable at 100 beginning 03/23/28) (i) (k)	400	366
3.60%, 05/25/23	800	792
4.30%, 03/08/26	725	713
3.90%, 05/25/26	600	575
4.16%, (3M USD LIBOR + 1.38%), 09/12/26 (d)	500	493
Hyundai Capital America Inc.
3.60%, (3M USD LIBOR + 0.80%), 09/18/20 (b) (c) (d)	800	798
IHS Markit Ltd.
4.75%, 08/01/28	400	391
ING Groep NV
4.63%, 01/06/26 (a)	1,000	1,009
3.95%, 03/29/27	200	191
	Shares/Par[1]	Value ($)
Intesa Sanpaolo SpA
6.50%, 02/24/21 (a)	250	256
5.71%, 01/15/26 (a)	875	798
Jefferies Finance LLC
7.38%, 04/01/20 (a)	1,600	1,594
7.50%, 04/15/21 (a)	600	597
6.88%, 04/15/22 (a)	300	291
7.25%, 08/15/24 (a)	400	372
JPMorgan Chase & Co.
5.99%, (callable at 100 beginning 04/30/19) (i)	788	780
3.90%, 07/15/25	200	198
3.30%, 04/01/26	1,700	1,618
3.78%, 02/01/28 (d)	7,000	6,784
JPMorgan Chase Bank NA
3.22%, 03/01/25	2,500	2,406
Lazard Group LLC
3.75%, 02/13/25	300	293
Legg Mason Inc.
3.95%, 07/15/24	100	98
Lloyds Bank Plc
12.00%, (callable at 100 beginning 12/16/24) (a) (i)	100	117
3.30%, 05/07/21 (k)	300	298
Lloyds Banking Group Plc
7.63%, (callable at 100 beginning 06/27/23), GBP (i) (k)	1,000	1,308
3.59%, (3M USD LIBOR + 0.80%), 06/21/21 (d)	400	397
4.05%, 08/16/23	1,600	1,577
Marsh & McLennan Cos Inc.
3.50%, 03/10/25	1,200	1,173
Meiji Yasuda Life Insurance Co.
5.10%, 04/26/48 (a)	200	197
Mitsubishi UFJ Financial Group Inc.
3.37%, (3M USD LIBOR + 0.86%), 07/26/23 (d)	300	297
Mitsubishi UFJ Trust & Banking Corp.
2.45%, 10/16/19 (a)	3,600	3,583
Mizuho Financial Group Inc.
2.63%, 04/12/21 (a)	700	687
3.65%, (3M USD LIBOR + 0.88%), 09/11/22 (d)	800	793
Moody's Corp.
4.50%, 09/01/22	200	204
4.88%, 02/15/24	290	304
Morgan Stanley
3.13%, 01/23/23	3,400	3,320
4.00%, 07/23/25	1,000	987
3.88%, 01/27/26	300	292
3.63%, 01/20/27	3,700	3,518
MUFG Americas Holdings Corp.
3.00%, 02/10/25	800	764
Multibank Inc.
4.38%, 11/09/22 (a)	200	194
NASDAQ Inc.
3.21%, (3M USD LIBOR + 0.39%), 03/22/19 (d)	600	600
Nationwide Building Society
10.25%, GBP (i)	535	950
2.35%, 01/21/20 (a)	2,150	2,128
Navient Corp.
8.00%, 03/25/20	300	305
5.88%, 03/25/21	100	96
7.25%, 01/25/22	100	97
6.50%, 06/15/22	200	186
Pacific National Finance Pty Ltd.
4.63%, 09/23/20 (b) (c)	600	608
Petrobras Global Finance BV
7.38%, 01/17/27	300	309
Protective Life Corp.
4.30%, 09/30/28 (a)	1,000	993
Quicken Loans Inc.
5.75%, 05/01/25 (a)	100	93
5.25%, 01/15/28 (a)	800	718
Rabobank Nederland NV
6.88%, 03/19/20, EUR	400	494
Radian Group Inc.
7.00%, 03/15/21	157	164

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

32

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
RBS Capital Trust II
6.43%, (callable at 100 beginning 01/03/34) (i)	400	475
Reckitt Benckiser Treasury Services Plc
2.38%, 06/24/22 (a)	400	385
2.75%, 06/26/24 (a)	900	849
Reckson Operating Partnership LP
7.75%, 03/15/20	1,400	1,465
Reinsurance Group of America Inc.
3.95%, 09/15/26	600	587
RenaissanceRe Finance Inc.
3.45%, 07/01/27	100	95
Rio Oil Finance Trust
9.25%, 07/06/24 (e)	390	417
9.25%, 07/06/24 (a)	163	174
9.75%, 01/06/27 (a)	187	205
8.20%, 04/06/28 (a)	600	630
Royal Bank of Scotland Group Plc
7.50%, (callable at 100 beginning 08/10/20) (i) (k)	700	693
8.63%, (callable at 100 beginning 08/15/21) (i) (k)	600	621
4.37%, (3M USD LIBOR + 1.55%), 06/25/24 (d)	1,300	1,247
Santander Holdings USA Inc.
4.45%, 12/03/21	1,000	1,010
3.70%, 03/28/22	1,200	1,183
3.40%, 01/18/23	1,100	1,052
4.40%, 07/13/27	100	94
Santander UK Group Holdings Plc
7.38%, (callable at 100 beginning 06/24/22), GBP (i)	295	376
4.75%, 09/15/25 (a)	600	565
Santander UK Plc
3.40%, 06/01/21 (k)	500	497
3.75%, 11/15/21	2,100	2,097
5.00%, 11/07/23 (a)	300	294
Sasol Financing USA LLC
5.88%, 03/27/24	400	398
Sberbank of Russia Via SB Capital SA
5.50%, 02/26/24 (d)	500	500
SLM Corp.
5.13%, 04/05/22	400	389
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 (a)	600	587
3.00%, 07/15/22 (a)	800	774
Springleaf Finance Corp.
5.25%, 12/15/19	100	100
8.25%, 12/15/20	100	103
7.75%, 10/01/21	800	807
State Bank of India
3.25%, 01/24/22	700	686
State Street Corp.
5.63%, (callable at 100 beginning 12/15/23) (i)	400	380
Stearns Holdings LLC
9.38%, 08/15/20 (b) (c)	500	470
Stichting AK Rabobank Certificaten
6.50%, EUR (e) (i)	600	736
Sumitomo Mitsui Financial Group Inc.
4.45%, (3M USD LIBOR + 1.68%), 03/09/21 (d)	1,200	1,223
3.59%, (3M USD LIBOR + 1.14%), 10/19/21 (d)	1,300	1,310
3.21%, (3M USD LIBOR + 0.78%), 07/12/22 (d)	500	499
Sunac China Holdings Ltd.
8.63%, 07/27/20	300	302
Synchrony Financial
2.70%, 02/03/20	100	98
3.81%, (3M USD LIBOR + 1.23%), 02/03/20 (d)	200	201
Tesco Property Finance 5 Plc
5.66%, 10/13/41, GBP	590	835
TIAA Asset Management Finance Co. LLC
4.13%, 11/01/24 (a)	500	509
UBS AG
2.45%, 12/01/20 (a)	200	196
7.63%, 08/17/22	2,403	2,571
UBS Group AG
4.13%, 09/24/25 (a)	250	248
UniCredit SpA
7.83%, 12/04/23 (b) (c)	1,200	1,255
	Shares/Par[1]	Value ($)
Vanke Real Estate Hong Kong Co. Ltd.
3.95%, 12/23/19	700	701
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP	100	122
Virgin Media Secured Finance Plc
6.25%, 03/28/29, GBP	100	128
Volkswagen Group of America Finance LLC
2.13%, 05/23/19 (a)	1,000	996
3.56%, (3M USD LIBOR + 0.94%), 11/12/21 (a) (d)	500	496
Wand Merger Corp.
8.13%, 07/15/23 (a)	300	293
WEA Finance LLC
3.75%, 09/17/24 (a)	1,000	989
Wells Fargo & Co.
2.63%, 07/22/22	300	289
3.60%, (3M USD LIBOR + 1.11%), 01/24/23 (d)	1,500	1,493
3.76%, (3M USD LIBOR + 1.23%), 10/31/23 (d)	1,400	1,394
3.30%, 09/09/24	950	918
3.58%, 05/22/28 (d)	4,800	4,617
Wells Fargo Bank NA
3.55%, 08/14/23	1,000	996
Woodside Finance Ltd.
4.60%, 05/10/21 (a)	600	608
3.65%, 03/05/25 (a)	600	569
XLIT Ltd.
4.45%, 03/31/25	400	398
		177,739
Health Care 3.6%
AbbVie Inc.
2.90%, 11/06/22	100	98
Actavis Funding SCS
3.45%, 03/15/22	975	959
Amgen Inc.
2.60%, 08/19/26	700	637
3.20%, 11/02/27	1,900	1,786
Anthem Inc.
4.10%, 03/01/28	600	593
Boston Scientific Corp.
3.38%, 05/15/22	775	768
Celgene Corp.
4.35%, 11/15/47	200	167
4.55%, 02/20/48	100	87
Centene Escrow I Corp.
5.38%, 06/01/26 (a)	400	391
Community Health Systems Inc.
5.13%, 08/01/21 (f)	100	93
8.63%, 01/15/24 (a)	600	595
CVS Health Corp.
2.13%, 06/01/21	400	386
4.30%, 03/25/28	1,100	1,077
7.51%, 01/10/32 (a)	54	63
Endo Finance LLC
7.25%, 01/15/22 (a) (e)	200	175
Fresenius Medical Care US Finance II Inc.
4.75%, 10/15/24 (a)	700	700
GlaxoSmithKline Capital Inc.
6.38%, 05/15/38	200	252
HCA Inc.
5.25%, 06/15/26	300	297
Kinetic Concepts Inc.
7.88%, 02/15/21 (a)	100	101
Laboratory Corp. of America Holdings
3.60%, 02/01/25	200	193
Medtronic Inc.
3.50%, 03/15/25	250	249
Merck & Co. Inc.
2.75%, 02/10/25	300	291
Mylan NV
3.95%, 06/15/26	1,700	1,547
Stryker Corp.
3.50%, 03/15/26	475	457
Teva Pharmaceutical Finance Netherlands II BV
0.38%, 07/25/20, EUR	200	223
3.25%, 04/15/22, EUR	200	230

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

33

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
1.13%, 10/15/24, EUR	300	289
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	400	367
Valeant Pharmaceuticals International Inc.
9.25%, 04/01/26 (a)	700	702
Zimmer Biomet Holdings Inc.
3.70%, 03/19/23	900	889
Zoetis Inc.
4.50%, 11/13/25	200	205
3.00%, 09/12/27	300	280
		15,147
Industrials 5.4%
A P Moller - Maersk A/S
3.88%, 09/28/25 (a)	700	673
ADT Corp.
3.50%, 07/15/22	100	93
Air Lease Corp.
2.13%, 01/15/20	1,000	986
3.00%, 09/15/23	300	282
Aircastle Ltd.
4.40%, 09/25/23	600	588
Allegion US Holding Co. Inc.
3.20%, 10/01/24	400	377
3.55%, 10/01/27	100	93
Aviation Capital Group Corp.
7.13%, 10/15/20 (a)	750	791
Aviation Capital Group LLC
3.50%, 11/01/27 (a)	100	91
Beacon Roofing Supply Inc.
4.88%, 11/01/25 (a) (f)	200	176
BOC Aviation Pte Ltd.
2.75%, 09/18/22 (a)	400	385
3.50%, 09/18/27 (a)	500	470
CD&R Waterworks Merger Sub LLC
6.13%, 08/15/25 (a)	100	89
DP World Crescent Ltd.
4.85%, 09/26/28 (a)	1,500	1,467
Fortune Brands Home & Security Inc.
3.00%, 06/15/20	200	198
4.00%, 09/21/23	200	200
GATX Corp.
3.50%, 03/15/28	500	458
General Electric Capital Corp.
5.55%, 01/05/26	1,800	1,791
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (i)	2,300	1,771
0.38%, 05/17/22, EUR	700	753
Harris Corp.
2.70%, 04/27/20	100	99
3.00%, (3M USD LIBOR + 0.48%), 04/30/20 (d)	300	299
International Lease Finance Corp.
8.25%, 12/15/20	600	644
8.63%, 01/15/22	200	222
Jeld-Wen Inc.
4.88%, 12/15/27 (a) (f)	300	258
Kansas City Southern
3.00%, 05/15/23	200	193
3.13%, 06/01/26	100	93
Masco Corp.
5.95%, 03/15/22	650	687
Massachusetts Institute of Technology
4.68%, 07/01/14	200	220
Norfolk Southern Corp.
4.15%, 02/28/48	400	376
Owens Corning Inc.
4.20%, 12/15/22 - 12/01/24	350	348
3.40%, 08/15/26	600	536
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (a)	300	291
4.50%, 03/15/23 (a)	900	844
Penske Truck Leasing Co. LP
3.40%, 11/15/26 (a)	1,000	934
Pitney Bowes Inc.
3.63%, 09/15/20 (g)	200	195
	Shares/Par[1]	Value ($)
Rockwell Collins Inc.
2.80%, 03/15/22	200	194
3.20%, 03/15/24	100	96
3.50%, 03/15/27	450	427
Spirit AeroSystems Inc.
4.60%, 06/15/28	800	759
SPX FLOW Inc.
5.88%, 08/15/26 (a)	200	186
Standard Industries Inc.
5.00%, 02/15/27 (a) (f)	200	176
4.75%, 01/15/28 (a)	2,100	1,753
Textron Inc.
3.16%, (3M USD LIBOR + 0.55%), 11/10/20 (d)	700	694
Triumph Group Inc.
4.88%, 04/01/21 (b) (f)	400	357
Verisk Analytics Inc.
4.13%, 09/12/22	100	101
WestJet Airlines Ltd.
3.50%, 06/16/21 (b) (c)	200	198
		22,912
Information Technology 2.6%
Alliance Data Systems Corp.
5.88%, 11/01/21 (a)	100	100
Apple Inc.
2.85%, 05/11/24	1,100	1,073
Arrow Electronics Inc.
3.25%, 09/08/24	500	467
Broadcom Corp.
3.00%, 01/15/22	1,600	1,540
3.63%, 01/15/24	1,500	1,419
Flex Ltd.
5.00%, 02/15/23	100	100
Marvell Technology Group Ltd.
4.20%, 06/22/23	500	502
4.88%, 06/22/28	400	399
Microchip Technology Inc.
3.92%, 06/01/21 (a)	1,100	1,083
NXP BV
4.13%, 06/01/21 (a)	500	495
3.88%, 09/01/22 (a)	500	484
Oracle Corp.
3.80%, 11/15/37	1,100	1,022
QTS Finance Corp.
4.75%, 11/15/25 (a)	100	94
Tech Data Corp.
4.95%, 02/15/27 (f) (g)	200	188
Thomson Reuters Corp.
3.35%, 05/15/26	700	654
Visa Inc.
3.15%, 12/14/25	400	393
VMware Inc.
3.90%, 08/21/27	600	533
Western Digital Corp.
4.75%, 02/15/26	500	434
		10,980
Materials 1.2%
American Builders & Contractors Supply Co. Inc.
5.88%, 05/15/26 (a)	500	476
Boise Cascade Co.
5.63%, 09/01/24 (a)	300	282
Crown Americas LLC
4.75%, 02/01/26 (a)	100	95
Gerdau Trade Inc.
4.88%, 10/24/27	300	285
Goldcorp Inc.
3.63%, 06/09/21	100	100
Graphic Packaging International Inc.
4.75%, 04/15/21	50	49
Huntsman International LLC
4.88%, 11/15/20	100	100
PT Bukit Makmur Mandiri Utama
7.75%, 02/13/22 (a)	200	199
Reliance Steel & Aluminum Co.
4.50%, 04/15/23	400	403

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

34

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Reynolds Group Issuer Inc.
5.94%, (3M USD LIBOR + 3.50%), 07/15/21 (a) (d)	200	199
Rock Tenn Co.
4.90%, 03/01/22	30	31
Syngenta Finance NV
3.93%, 04/23/21 (a)	500	493
Vale Overseas Ltd.
4.38%, 01/11/22 (f)	76	77
6.25%, 08/10/26	1,200	1,296
Westlake Chemical Corp.
3.60%, 07/15/22	30	30
WestRock Co.
4.00%, 03/15/28 (a)	381	362
Yara International ASA
3.80%, 06/06/26 (a)	300	282
4.75%, 06/01/28 (a)	300	298
		5,057
Real Estate 6.6%
Alexandria Real Estate Equities Inc.
2.75%, 01/15/20	100	99
4.50%, 07/30/29	500	500
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	1,050	1,041
American Homes 4 Rent LP
4.25%, 02/15/28	1,200	1,153
American Tower Corp.
3.45%, 09/15/21	200	200
2.25%, 01/15/22	100	96
3.50%, 01/31/23	750	737
3.13%, 01/15/27	400	362
ARC Properties Operating Partnership LP
3.00%, 02/06/19	800	801
Brixmor Operating Partnership LP
3.25%, 09/15/23	200	192
3.90%, 03/15/27	700	662
CBL & Associates LP
5.95%, 12/15/26 (f)	1,600	1,228
China Evergrande Group
6.25%, 06/28/21	500	475
Columbia Property Trust Operating Partnership LP
3.65%, 08/15/26	700	657
Country Garden Holdings Co. Ltd.
7.50%, 03/09/20	1,000	1,011
Crown Castle International Corp.
3.40%, 02/15/21	500	499
4.88%, 04/15/22	300	308
5.25%, 01/15/23	400	415
Digital Realty Trust LP
4.75%, 10/01/25	100	102
EPR Properties
4.50%, 04/01/25	100	99
4.75%, 12/15/26	200	198
4.95%, 04/15/28	700	694
Essex Portfolio LP
3.50%, 04/01/25	900	874
HCP Inc.
4.00%, 12/01/22	300	299
Healthcare Trust of America Holdings LP
3.38%, 07/15/21	200	199
Hospitality Properties Trust
4.50%, 06/15/23	200	201
4.95%, 02/15/27	300	296
Host Hotels & Resorts LP
6.00%, 10/01/21	50	53
3.88%, 04/01/24	200	197
4.00%, 06/15/25	300	292
4.50%, 02/01/26	100	99
Kilroy Realty LP
4.38%, 10/01/25	300	301
Kimco Realty Corp.
2.80%, 10/01/26	700	631
Mid-America Apartments LP
4.30%, 10/15/23	50	51
	Shares/Par[1]	Value ($)
3.75%, 06/15/24	100	99
Mitsui Fudosan Co. Ltd.
3.65%, 07/20/27 (a) (f)	900	894
Newmark Group Inc.
6.13%, 11/15/23 (a) (f) (g)	700	672
Omega Healthcare Investors Inc.
4.38%, 08/01/23	800	796
Physicians Realty LP
4.30%, 03/15/27	100	97
3.95%, 01/15/28	200	190
Poly Real Estate Finance Ltd.
5.25%, 04/25/19	400	402
Select Income REIT
4.25%, 05/15/24	100	96
SL Green Operating Partnership LP
3.25%, 10/15/22	500	483
SL Green Realty Corp.
4.50%, 12/01/22	100	101
Spirit Realty LP
4.45%, 09/15/26	200	193
Times China Holdings Ltd.
7.85%, 06/04/21	500	489
Trust F/1401
6.95%, 01/30/44 (a)	1,000	949
UDR Inc.
4.63%, 01/10/22	671	688
4.00%, 10/01/25	350	349
Ventas Realty LP
4.40%, 01/15/29	900	896
W. P. Carey Inc.
4.25%, 10/01/26	700	682
Washington Prime Group LP
5.95%, 08/15/24 (f)	1,500	1,316
Weyerhaeuser Co.
4.63%, 09/15/23	500	517
8.50%, 01/15/25	500	606
7.38%, 10/01/19 - 03/15/32	1,300	1,533
WP Carey Inc.
4.00%, 02/01/25	600	584
		27,654
Utilities 3.0%
American Electric Power Co. Inc.
3.20%, 11/13/27	400	379
Appalachian Power Co.
3.40%, 06/01/25	300	295
Cleco Corporate Holdings LLC
3.74%, 05/01/26	2,200	2,111
Duke Energy Corp.
3.11%, (3M USD LIBOR + 0.50%), 05/14/21 (b) (c) (d)	300	299
3.05%, 08/15/22	1,200	1,175
2.65%, 09/01/26	750	682
Duke Energy Florida LLC
3.20%, 01/15/27	100	97
Duquesne Light Holdings Inc.
5.90%, 12/01/21 (a)	50	53
3.62%, 08/01/27 (a)	1,200	1,131
Entergy Mississippi Inc.
2.85%, 06/01/28	900	832
Exelon Corp.
2.85%, 06/15/20	600	594
3.95%, 06/15/25	500	495
FirstEnergy Corp.
4.25%, 03/15/23 (g)	300	305
Ipalco Enterprises Inc.
3.70%, 09/01/24	503	492
NextEra Energy Capital Holdings Inc.
3.05%, (3M USD LIBOR + 0.32%), 09/03/19 (d)	1,000	998
Niagara Mohawk Power Corp.
2.72%, 11/28/22 (a)	100	98
Pacific Gas & Electric Co.
3.50%, 10/01/20 (f)	400	382
3.25%, 09/15/21	100	93
3.25%, 06/15/23 (f)	800	711
3.30%, 12/01/27	200	164

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

35

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
4.65%, 08/01/28 (a)	200	182
Sempra Energy
3.40%, 02/01/28	800	731
Southern Co.
2.95%, 07/01/23	200	193
5.50%, 03/15/57	200	193
		12,685
Total Corporate Bonds And Notes (cost $366,144)		353,096
SENIOR LOAN INTERESTS 3.9%
Consumer Discretionary 2.1%
Altra Industrial Motion Corp.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 09/26/25 (d)	197	187
ARAMARK Services Inc.
Term Loan, 4.09%, (3M LIBOR + 1.75%), 03/01/25 (d)	233	226
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (d)	693	664
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (d) (l)	500	478
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (d)	584	559
CSC Holdings LLC
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 01/12/26 (d)	298	286
Diamond Resorts International Inc.
Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/02/23 (d)	399	370
Las Vegas Sands LLC
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/27/25 (d)	5,602	5,336
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (d)	398	384
Wyndham Hotels & Resorts Inc.
Term Loan B, 0.00%, (3M LIBOR + 1.75%), 03/29/25 (d) (l)	100	96
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/29/25 (d)	199	192
		8,778
Energy 0.0%
TEX Operations Co. LLC
Term Loan B, 5.00%, (3M LIBOR + 2.00%), 08/04/23 (d)	100	96
Financials 0.7%
Fortress Investment Group LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 12/27/22 (d)	170	165
ILFC Delos Finance SARL
Term Loan, 4.14%, (3M LIBOR + 1.50%), 10/06/23 (d)	300	291
Level 3 Financing Inc.
Term Loan B, 4.75%, (3M LIBOR + 2.25%), 02/16/24 (d)	2,200	2,084
RPI Finance Trust
Term Loan B-6, 4.39%, (3M LIBOR + 2.00%), 03/13/23 (d)	323	311
		2,851
Health Care 0.3%
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (d)	99	88
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (d)	200	186
HCA Inc.
Term Loan, 4.34%, (3M LIBOR + 2.00%), 03/07/25 (d)	298	291
Ortho-Clinical Diagnostics SA
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 06/01/25 (d)	226	209
Term Loan B, 6.06%, (3M LIBOR + 3.25%), 06/01/25 (d)	62	57
	Shares/Par[1]	Value ($)
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (d)	400	379
		1,210
Industrials 0.3%
Avolon LLC
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (d)	549	527
Brand Energy & Infrastructure Services Inc.
Term Loan, 6.73%, (3M LIBOR + 4.25%), 06/16/24 - 06/17/24 (d)	379	358
Term Loan, 6.76%, (3M LIBOR + 4.25%), 06/17/24 (d)	113	107
Sequa Corp.
Term Loan, 7.41%, (3M LIBOR + 5.00%), 11/28/21 (d)	197	187
		1,179
Information Technology 0.4%
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.60%, (1M LIBOR + 3.25%), 10/19/23 (d)	390	372
Dell International LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 09/07/23 (d)	541	519
MH Sub I LLC
1st Lien Term Loan, 6.25%, (3M LIBOR + 3.75%), 08/09/24 (d)	987	934
		1,825
Materials 0.1%
CPG International Inc.
Term Loan, 6.25%, (3M LIBOR + 3.75%), 05/03/24 (d)	391	374
WR Grace & Co.
Term Loan, 4.14%, (3M LIBOR + 1.75%), 02/23/25 (d)	100	96
		470
Utilities 0.0%
Vistra Operations Co. LLC
Term Loan B-2, 4.59%, (3M LIBOR + 2.25%), 12/14/23 (d)	98	94
Total Senior Loan Interests (cost $17,294)		16,503
GOVERNMENT AND AGENCY OBLIGATIONS 23.1%
Mortgage-Backed Securities 7.9%
Federal National Mortgage Association
3.00%, 07/01/43 - 08/01/43	578	566
TBA, 3.00%, 01/15/48 (m)	2,400	2,342
TBA, 3.50%, 02/15/48 (m)	30,400	30,368
		33,276
Municipal 0.0%
California Earthquake Authority
2.81%, 07/01/19	84	84
Sovereign 2.0%
Argentina POM Politica Monetaria
65.51%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (d)	7,800	228
Argentina Republic Government International Bond
6.88%, 01/26/27	300	228
Indonesia Government International Bond
2.88%, 07/08/21, EUR (a)	100	120
Kuwait International Government Bond
3.50%, 03/20/27 (a)	1,300	1,296
Peru Government International Bond
8.20%, 08/12/26, PEN (a)	9,100	3,179
Qatar Government International Bond
3.88%, 04/23/23 (a)	1,400	1,419
Saudi Arabia Government International Bond
4.00%, 04/17/25 (a)	900	894
3.25%, 10/26/26	800	749
Slovenia Government International Bond
4.13%, 02/18/19 (a)	200	200
		8,313

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

36

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Treasury Inflation Indexed Securities 1.0%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
2.10%, 09/15/21, EUR (a) (n)	564	672
U.S. Treasury Inflation Indexed Note
0.38%, 01/15/27 (n) (o)	2,722	2,587
0.50%, 01/15/28 (n)	697	666
		3,925
U.S. Treasury Securities 12.2%
U.S. Treasury Bond
3.50%, 02/15/39	914	1,001
Principal Only, 0.00%, 08/15/44 - 05/15/45 (j)	50	22
2.50%, 02/15/46 (m)	8,175	7,400
2.50%, 05/15/46	5,657	5,118
2.88%, 11/15/46	182	177
2.75%, 11/15/47	8	8
3.13%, 05/15/48	6,656	6,808
3.00%, 02/15/48 - 08/15/48	1,522	1,520
U.S. Treasury Note
1.88%, 07/31/22 (o)	1,431	1,401
2.13%, 12/31/22	5,200	5,127
1.75%, 01/31/23 (o)	2,116	2,055
2.13%, 05/15/25 (o)	2,940	2,861
2.38%, 05/15/27	1,118	1,095
2.25%, 08/15/27	8,600	8,326
2.88%, 08/15/28 (m)	2,776	2,820
3.13%, 11/15/28 (m)	5,466	5,673
		51,412
Total Government And Agency Obligations (cost $96,058)		97,010
TRUST PREFERREDS 0.0%
Utilities 0.0%
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (i)	—	9
Total Trust Preferreds (cost $10)		9
PREFERRED STOCKS 0.1%
Financials 0.1%
CoBank ACB, 6.20%, (callable at 100 beginning 01/01/25) (b) (c) (i)	3	294
Real Estate 0.0%
Vereit Inc., 6.70%, (callable at 25 beginning 01/03/19) (i)	2	40
Total Preferred Stocks (cost $338)		334
SHORT TERM INVESTMENTS 2.0%
Securities Lending Collateral 1.9%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (p) (q)	7,826	7,826
Treasury Securities 0.1%
Argentina Treasury Bill
53.38%, 04/01/19, ARS (r)	1,516	46
45.90%, 04/12/19, ARS (r) (s)	3,660	98
46.52%, 04/29/19, ARS (r)	4,107	126
52.58%, 04/30/19, ARS (r)	5,897	175
		445
Total Short Term Investments (cost $8,276)		8,271
Total Investments 116.0% (cost $500,884)		487,726
Total Purchased Options 0.0% (cost $216)		30
Other Derivative Instruments (0.2)%		(674)
Other Assets and Liabilities, Net (15.8)%		(66,466)
Total Net Assets 100.0%		420,616

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $89,704 and 21.3%, respectively.

(b)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(c)   Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

Shares/Par[1]	Value ($)

(d)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(f)  All or portion of the security was on loan.

(g)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(h)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(i)   Perpetual security. Next contractual call date presented, if applicable.

(j)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(k)   Convertible security.

(l)  This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(m)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $49,088.

(n)   Treasury inflation indexed note, par amount is adjusted for inflation.

(o)  All or a portion of the security is pledged or segregated as collateral.

(p)  Investment in affiliate.

(q)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(r)   The coupon rate represents the yield to maturity.

(s)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

JNL/PPM America Long Short Credit Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.2%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	406	408
Ascentium Equipment Receivables Trust
Series 2017-A2-1A, 1.87%, 07/10/19 (a)	4	4
Series 2017-A2-2A, 2.00%, 05/11/20 (a)	82	82
Series 2018-A2-1A, 2.92%, 12/10/20 (a)	199	199
Series 2017-A3-1A, 2.29%, 06/10/21 (a)	106	105
Series 2017-A3-2A, 2.31%, 12/10/21 (a)	184	182
BCC Funding XIV LLC
Series 2018-A2-1A, 2.96%, 06/20/23 (a)	257	256
BX Trust
Series 2018-A-IND, 3.21%, (1M USD LIBOR + 0.75%), 10/15/20 (a) (b)	1,498	1,483
CCG Receivables Trust
Series 2018-A1-2, 2.47%, 08/14/19 (a)	582	581
Series 2018-A2-1, 2.50%, 02/14/21 (a)	315	313
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (a)	130	130
Dell Equipment Finance Trust
Series 2018-A2A-1, 2.97%, 10/22/20 (a)	287	287
Series 2017-A3-2, 2.19%, 10/24/22 (a)	194	193
Engs Commercial Finance Trust
Series 2018-A1-1A, 2.97%, 02/22/21 (a)	88	88
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22 (a)	194	193

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

37

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 2.82%, (1M USD LIBOR + 0.32%), 02/25/20 (b)	774	772
GLS Auto Receivables Trust
Series 2018-A-3A, 3.35%, 08/15/22 (a)	151	151
GM Financial Consumer Automobile Receivables Trust
Series 2018-A1-4, 2.46%, 04/16/19	137	137
Series 2017-A2B-1A, 2.58%, (1M USD LIBOR + 0.12%), 03/16/20 (a) (b)	36	36
GreatAmerica Leasing Receivables Funding LLC
Series 2018-A3-1, 2.60%, 06/15/21 (a)	155	154
Series 2018-A4-1, 2.83%, 06/17/24 (a)	103	103
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (a)	490	492
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (a)	212	209
Series 2017-A-1A, 2.42%, 12/20/34 (a)	196	192
Prestige Auto Receivables Trust
Series 2018-A1-1A, 2.53%, 10/15/19 (a)	496	496
Santander Retail Auto Lease Trust
Series 2018-A2B-A, REMIC, 2.74%, (1M USD LIBOR + 0.27%), 01/20/20 (a) (b)	974	973
United Auto Credit Securitization Trust
Series 2018-A-2, 2.89%, 03/10/21 (a)	146	146
Verizon Owner Trust
Series 2016-B-2A, 2.15%, 05/20/21 (a)	125	124
Voya CLO Ltd.
Series 2013-A1R-2A, 3.46%, (3M USD LIBOR + 0.97%), 04/25/31 (a) (b)	295	287
Total Non-U.S. Government Agency Asset-Backed Securities (cost $8,822)		8,776
CORPORATE BONDS AND NOTES 68.7%
Communication Services 4.7%
AT&T Inc.
3.96%, (3M USD LIBOR + 1.18%), 06/12/24 (b)	250	243
5.25%, 03/01/37	90	88
CB Escrow Corp.
8.00%, 10/15/25 (a)	275	228
CCO Holdings LLC
5.13%, 05/01/27 (a)	223	208
Charter Communications Operating LLC
4.91%, 07/23/25	295	293
6.83%, 10/23/55	70	71
Comcast Corp.
4.15%, 10/15/28 (c)	159	162
4.60%, 10/15/38 (c)	212	214
4.95%, 10/15/58 (c)	165	169
DISH DBS Corp.
7.75%, 07/01/26	250	207
Hughes Satellite Systems Corp.
5.25%, 08/01/26	150	138
iHeartCommunications Inc.
0.00%, 03/01/21 (d) (e)	422	282
Intelsat Jackson Holdings SA
8.50%, 10/15/24 (a)	73	70
9.75%, 07/15/25 (a)	145	146
Netflix Inc.
6.38%, 05/15/29 (a)	403	400
Numericable - SFR SA
7.38%, 05/01/26 (a)	191	175
Radiate Holdco LLC
6.63%, 02/15/25 (a)	99	85
Sprint Corp.
7.13%, 06/15/24	125	124
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (a)	208	205
Telesat Canada
8.88%, 11/15/24 (a)	183	190
		3,698
Consumer Discretionary 4.3%
American Axle & Manufacturing Inc.
6.50%, 04/01/27	247	222
	Shares/Par[1]	Value ($)
Delta Merger Sub Inc.
6.00%, 09/15/26 (a)	79	75
Dollar Tree Inc.
3.15%, (3M USD LIBOR + 0.70%), 04/17/20 (b)	825	820
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	123	121
General Motors Co.
5.20%, 04/01/45	98	81
Golden Nugget Inc.
6.75%, 10/15/24 (a)	167	157
Home Depot Inc.
3.90%, 12/06/28 (c)	83	85
KB Home
7.63%, 05/15/23	237	241
Mattamy Group Corp.
6.50%, 10/01/25 (a)	48	44
Nemak SAB de CV
4.75%, 01/23/25 (a)	412	385
New Cotai LLC
10.63%, 05/01/19 (a) (f)	303	171
Sands China Ltd.
5.13%, 08/08/25 (a) (g)	199	197
5.40%, 08/08/28 (a) (g)	339	327
Schaeffler Verwaltung Zwei GmbH
4.88%, 09/15/21 (a) (f)	150	143
Target Corp.
3.90%, 11/15/47 (c)	120	111
VOC Escrow Ltd.
5.00%, 02/15/28 (a)	229	212
		3,392
Consumer Staples 5.4%
Anheuser-Busch InBev Worldwide Inc.
4.90%, 02/01/46 (a)	377	349
BAT Capital Corp.
3.20%, (3M USD LIBOR + 0.59%), 08/14/20 (b)	937	927
4.39%, 08/15/37	312	256
General Mills Inc.
4.20%, 04/17/28 (c)	58	57
High Ridge Brands Co.
8.88%, 03/15/25 (h) (i)	91	40
JBS Investments GmbH
7.25%, 04/03/24 (a)	98	99
JBS Investments II GmbH
7.00%, 01/15/26 (a)	200	197
JBS USA Lux SA
6.75%, 02/15/28 (a)	176	172
Kraft Heinz Foods Co.
3.19%, (3M USD LIBOR + 0.57%), 02/10/21 (b)	650	647
3.95%, 07/15/25 (c)	179	175
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (a)	262	209
Pilgrim's Pride Corp.
5.88%, 09/30/27 (a)	159	145
Post Holdings Inc.
5.63%, 01/15/28 (a)	100	92
Reynolds American Inc.
4.45%, 06/12/25	543	524
Sigma Holdco BV
7.88%, 05/15/26 (a)	290	251
Tyson Foods Inc.
5.10%, 09/28/48	115	110
		4,250
Energy 9.7%
Alta Mesa Holdings LP
7.88%, 12/15/24	381	242
Andeavor Logistics LP
3.50%, 12/01/22	137	133
4.25%, 12/01/27	46	43
5.20%, 12/01/47	133	120
Callon Petroleum Co.
6.38%, 07/01/26	244	227
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	156	155
5.13%, 06/30/27	367	346

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

38

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
CITGO Holding Inc.
10.75%, 02/15/20 (a)	139	142
Columbia Pipeline Group Inc.
5.80%, 06/01/45	174	183
Continental Resources Inc.
4.38%, 01/15/28	192	181
Denbury Resources Inc.
7.50%, 02/15/24 (a)	175	141
Diamondback Energy Inc.
4.75%, 11/01/24 (a)	374	361
Endeavor Energy Resources LP
5.50%, 01/30/26 (a)	57	58
Energy Transfer LP
4.25%, 03/15/23	195	188
5.50%, 06/01/27	125	122
5.80%, 06/15/38	146	141
Enterprise Products Operating LLC
4.15%, 10/16/28 (c)	155	155
4.80%, 02/01/49	165	160
EP Energy LLC
8.00%, 11/29/24 (a)	225	164
8.00%, 02/15/25 (a)	358	148
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (a)	169	141
Floatel International AB
9.00%, 04/11/24 (a)	100	94
Marathon Petroleum Corp.
3.80%, 04/01/28 (a) (c)	41	39
4.50%, 04/01/48 (a)	105	88
MPLX LP
4.00%, 03/15/28	277	260
5.50%, 02/15/49	75	73
Nabors Industries Inc.
5.75%, 02/01/25	194	146
Parsley Energy LLC
5.38%, 01/15/25 (a)	325	301
PDC Energy Inc.
5.75%, 05/15/26	188	167
Petroleos Mexicanos
6.50%, 01/23/29	171	159
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	165	171
4.20%, 03/15/28	324	309
Southwestern Energy Co.
7.75%, 10/01/27	1,250	1,191
Summit Midstream Holdings LLC
5.75%, 04/15/25	166	150
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (j)	472	436
Transocean Pontus Ltd.
6.13%, 08/01/25 (a)	52	50
Transocean Proteus Ltd.
6.25%, 12/01/24 (a)	387	374
		7,559
Financials 18.5%
Acrisure LLC
7.00%, 11/15/25 (a)	288	245
AerCap Ireland Capital Ltd.
3.65%, 07/21/27	326	282
Athene Global Funding
3.63%, (3M USD LIBOR + 1.23%), 07/01/22 (a) (b) (c)	1,000	1,004
Athene Holding Ltd.
4.13%, 01/12/28 (c)	225	204
Bank of America Corp.
3.13%, (3M USD LIBOR + 0.66%), 07/21/21 (b) (c)	250	249
3.49%, (3M USD LIBOR + 1.00%), 04/24/23 (b) (c)	250	247
3.55%, 03/05/24 (c)	178	176
4.00%, 01/22/25 (c)	154	150
4.25%, 10/22/26 (c)	305	297
Barclays Plc
4.97%, 05/16/29 (b) (c) (k)	333	321
	Shares/Par[1]	Value ($)
Bayer US Finance II LLC
4.25%, 12/15/25 (a) (c)	172	168
4.38%, 12/15/28 (a) (c)	165	158
BMW US Capital LLC
2.79%, (3M USD LIBOR + 0.38%), 04/06/20 (a) (b) (c)	630	627
Capital One Financial Corp.
3.38%, (3M USD LIBOR + 0.76%), 05/12/20 (b)	630	629
3.75%, 03/09/27	273	254
3.80%, 01/31/28	241	222
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (j)	252	234
3.45%, (3M USD LIBOR + 0.96%), 04/25/22 (b)	412	407
4.45%, 09/29/27 (c)	405	390
3.89%, 01/10/28 (b) (c)	249	240
Credit Suisse AG
6.50%, 08/08/23 (a) (c)	404	422
Dell EMC
8.35%, 07/15/46 (a)	225	244
Eagle Holding Co. II LLC
8.38%, 05/15/22 (a) (f)	90	86
Glencore Funding LLC
3.00%, 10/27/22 (a) (c)	132	127
GLP Capital LP
5.30%, 01/15/29	250	245
Goldman Sachs Group Inc.
3.55%, (3M USD LIBOR + 0.73%), 12/27/20 (b)	637	634
3.00%, 04/26/22	64	62
2.91%, 07/24/23 (c)	31	30
4.00%, 03/03/24 (c)	73	72
4.22%, 05/01/29 (c)	186	180
Hexion US Finance Corp.
6.63%, 04/15/20	187	149
HSBC Holdings Plc
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (b)	440	428
Icahn Enterprises LP
6.38%, 12/15/25	160	155
Intesa Sanpaolo SpA
3.88%, 01/12/28 (a) (c)	225	191
James Hardie International Finance DAC
5.00%, 01/15/28 (a)	118	102
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (j)	336	333
4.02%, 12/05/24 (c)	323	325
3.78%, 02/01/28 (b) (c)	106	103
4.20%, 07/23/29 (c)	95	95
4.45%, 12/05/29 (c)	132	134
JPMorgan Chase Bank NA
2.97%, (3M USD LIBOR + 0.23%), 09/01/20 (b)	840	840
3.51%, 01/23/29 (c)	80	76
Lincoln National Corp.
3.80%, 03/01/28 (c)	13	13
4.35%, 03/01/48	78	72
Lloyds Banking Group Plc
7.50%, (callable at 100 beginning 09/27/25) (j)	252	243
Macquarie Group Ltd.
5.03%, 01/15/30 (a) (c)	190	188
Morgan Stanley
3.40%, (3M USD LIBOR + 0.93%), 07/22/22 (b)	175	173
4.10%, 05/22/23	502	504
4.35%, 09/08/26 (c)	201	195
3.63%, 01/20/27 (c)	150	143
Resideo Funding Inc.
6.13%, 11/01/26 (a)	89	88
Santander UK Group Holdings Plc
4.80%, 11/15/24	397	394
Volkswagen Group of America Finance LLC
4.63%, 11/13/25 (a) (c)	400	397
Wells Fargo & Co.
5.88%, (callable at 100 beginning 06/15/25) (c) (j)	307	303
Ziggo Secured Finance BV
5.50%, 01/15/27 (a)	250	225
		14,475

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

39

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Health Care 6.9%
Abbott Laboratories
4.75%, 11/30/36	125	130
Becton Dickinson & Co.
3.68%, (3M USD LIBOR + 0.88%), 12/29/20 (b)	825	818
3.36%, 06/06/24	315	302
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (a)	64	60
Centene Corp.
4.75%, 05/15/22	157	156
Centene Escrow I Corp.
5.38%, 06/01/26 (a)	230	225
Community Health Systems Inc.
8.63%, 01/15/24 (a)	100	99
CVS Health Corp.
4.30%, 03/25/28 (c)	202	198
4.78%, 03/25/38	130	125
5.05%, 03/25/48	316	309
Express Scripts Holding Co.
3.40%, 03/01/27 (c)	112	104
Halfmoon Parent Inc.
4.38%, 10/15/28 (a) (c)	200	201
4.90%, 12/15/48 (a)	163	160
HCA Inc.
4.25%, 10/15/19	702	701
Lifepoint Health Inc.
9.75%, 12/01/26 (a)	300	286
Mednax Inc.
6.25%, 01/15/27 (a)	187	180
Prestige Brands Inc.
6.38%, 03/01/24 (a)	38	37
Tenet Healthcare Corp.
8.13%, 04/01/22	61	61
6.75%, 06/15/23	39	37
4.63%, 07/15/24	79	74
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	19	19
5.50%, 03/01/23 - 11/01/25 (a)	240	224
6.13%, 04/15/25 (a)	143	124
8.50%, 01/31/27 (a)	35	34
Watson Pharmaceuticals Inc.
3.25%, 10/01/22 (c)	504	491
WellCare Health Plans Inc.
5.25%, 04/01/25	133	128
5.38%, 08/15/26 (a)	122	118
		5,401
Industrials 5.8%
AECOM
5.13%, 03/15/27	970	830
Aircastle Ltd.
4.40%, 09/25/23 (c)	82	80
4.13%, 05/01/24	139	130
Ashtead Capital Inc.
5.25%, 08/01/26 (a)	339	327
Aviation Capital Group LLC
4.38%, 01/30/24 (a) (c)	170	169
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (a)	420	403
Bombardier Inc.
7.50%, 03/15/25 (a)	204	192
BWX Technologies Inc.
5.38%, 07/15/26 (a)	360	349
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (c) (h) (j)	1,046	805
General Motors Co.
5.95%, 04/01/49	80	73
Johnson Controls International Plc
5.13%, 09/14/45	81	81
Mexico City Airport Trust
5.50%, 07/31/47 (h) (i)	80	71
Standard Industries Inc.
4.75%, 01/15/28 (a)	203	169
	Shares/Par[1]	Value ($)
Union Pacific Corp.
3.60%, 09/15/37	220	197
United Rentals North America Inc.
6.50%, 12/15/26	65	64
Westinghouse Air Brake Technologies Corp.
3.84%, (3M USD LIBOR + 1.05%), 09/15/21 (b)	630	629
		4,569
Information Technology 1.3%
Broadcom Corp.
3.88%, 01/15/27 (c)	185	166
Microsoft Corp.
3.45%, 08/08/36 (c)	192	182
3.95%, 08/08/56 (c)	112	110
NXP BV
4.13%, 06/01/21 (a)	293	290
5.35%, 03/01/26 (a)	108	109
Oracle Corp.
4.00%, 11/15/47 (c)	100	93
Radiate Holdco LLC
6.88%, 02/15/23 (a)	87	79
		1,029
Materials 6.6%
Anglo American Capital Plc
4.75%, 04/10/27 (a)	239	228
4.50%, 03/15/28 (a)	477	445
Berry Global Inc.
4.50%, 02/15/26 (a)	289	266
BWAY Holding Co.
7.25%, 04/15/25 (a)	358	322
CF Industries Inc.
3.40%, 12/01/21 (a)	294	287
4.50%, 12/01/26 (a)	475	465
Corning Inc.
5.85%, 11/15/68	242	245
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (a)	187	178
Freeport-McMoRan Inc.
4.55%, 11/14/24	463	429
5.40%, 11/14/34	203	161
FXI Holdings Inc.
7.88%, 11/01/24 (a)	386	332
Hexion Inc.
10.38%, 02/01/22 (a)	127	100
Martin Marietta Materials Inc.
3.33%, (3M USD LIBOR + 0.65%), 05/22/20 (b)	550	546
Rain CII Carbon LLC
7.25%, 04/01/25 (a)	225	206
Reynolds Group Issuer Inc.
5.94%, (3M USD LIBOR + 3.50%), 07/15/21 (a) (b)	358	357
Samarco Mineracao SA
0.00%, 09/26/24 (a) (d) (e)	240	188
Syngenta Finance NV
4.89%, 04/24/25 (a)	125	119
5.68%, 04/24/48 (a)	150	123
Trinseo Materials Operating SCA
5.38%, 09/01/25 (a)	214	187
		5,184
Real Estate 0.6%
Boston Properties LP
4.50%, 12/01/28	277	283
Communications Sales & Leasing Inc.
7.13%, 12/15/24 (a)	187	154
		437
Utilities 4.9%
AES Corp.
4.00%, 03/15/21	407	400
Ameren Illinois Co.
4.50%, 03/15/49 (c)	166	175
Avangrid Inc.
3.15%, 12/01/24 (c)	402	388
Basin Electric Power Cooperative
4.75%, 04/26/47 (a) (c)	300	310

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

40

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Commonwealth Edison Co.
3.75%, 08/15/47 (c)	73	68
Electricite de France SA
4.50%, 09/21/28 (a) (c)	273	264
Exelon Corp.
3.50%, 06/01/22 (c) (l)	112	109
5.10%, 06/15/45	203	210
FirstEnergy Corp.
3.90%, 07/15/27	322	312
4.85%, 07/15/47 (g)	111	111
Indiana Michigan Power Co.
4.25%, 08/15/48	182	180
Sempra Energy
2.94%, (3M USD LIBOR + 0.50%), 01/15/21 (b)	675	664
Southern California Edison Co.
4.13%, 03/01/48 (c)	91	87
Southern Co.
2.95%, 07/01/23 (c)	316	305
Wisconsin Energy Corp.
3.55%, 06/15/25 (c)	256	253
		3,836
Total Corporate Bonds And Notes (cost $56,709)		53,830
SENIOR LOAN INTERESTS 19.2%
Communication Services 1.6%
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (b)	374	348
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (b)	414	383
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (b)	268	255
Windstream Services LLC
Term Loan B-6, 6.46%, (3M LIBOR + 4.00%), 03/29/21 (b)	287	255
		1,241
Consumer Discretionary 6.6%
American Axle & Manufacturing Inc.
Term Loan B, 4.74%, (3M LIBOR + 2.25%), 03/10/24 (b)	112	106
Term Loan B, 4.76%, (3M LIBOR + 2.25%), 03/10/24 (b)	165	156
ARAMARK Services Inc.
Term Loan B-2, 4.09%, (3M LIBOR + 1.75%), 03/28/24 (b)	261	252
Term Loan, 4.09%, (3M LIBOR + 1.75%), 03/01/25 (b)	174	169
Caesars Entertainment Operating Co.
Term Loan, 4.34%, (3M LIBOR + 2.00%), 04/03/24 (b)	312	296
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (b)	367	351
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (b)	367	351
CityCenter Holdings LLC
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 04/14/24 (b)	279	264
CSC Holdings LLC
1st Lien Term Loan, 4.71%, (3M LIBOR + 2.25%), 07/15/25 (b)	203	192
Eldorado Resorts LLC
Term Loan B, 4.75%, (1M LIBOR + 2.25%), 03/15/24 (b)	163	156
Four Seasons Hotels Ltd.
1st Lien Term Loan, 4.34%, (3M LIBOR + 2.00%), 11/30/23 (b)	186	178
Golden Nugget Inc.
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (b)	120	115
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (b)	150	144
	Shares/Par[1]	Value ($)
Marriott Ownership Resorts Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 08/29/25 (b)	385	375
Mohegan Tribal Gaming Authority
Term Loan B, 6.34%, (3M LIBOR + 4.00%), 10/30/23 (b)	402	357
Numericable Group SA
Term Loan B-11, 5.09%, (3M LIBOR + 2.75%), 07/31/25 (b)	490	447
Seminole Hard Rock Entertainment Inc.
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 05/15/20 (b)	513	505
Staples Inc.
Term Loan B, 6.54%, (3M LIBOR + 4.00%), 08/15/24 (b)	326	312
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (b)	212	206
Univision Communications Inc.
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (b)	274	247
		5,179
Consumer Staples 1.4%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (b)	196	190
Diamond (BC) BV
Term Loan, 5.53%, (1M LIBOR + 3.00%), 07/24/24 (b)	336	309
Dole Food Co. Inc.
Term Loan B, 0.00%, (1M LIBOR + 2.75%), 03/22/24 (b) (m)	—	—
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 03/22/24 (b)	126	122
Term Loan B, 5.14%, (1M LIBOR + 2.75%), 03/22/24 (b)	3	3
Term Loan B, 5.18%, (1M LIBOR + 2.75%), 03/22/24 (b)	63	61
Term Loan B, 7.25%, (1M PRIME + 1.75%), 03/22/24 (b)	—	—
JBS USA LLC
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 10/30/22 (b)	68	65
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (b)	394	378
		1,128
Energy 1.6%
California Resources Corp.
1st Lien Term Loan, 7.26%, (3M LIBOR + 4.75%), 11/08/22 (b)	240	232
Encino Acquisition Partners Holdings LLC
2nd Lien Term Loan, 9.09%, (3M LIBOR + 6.75%), 09/26/25 (b) (n)	290	273
Equitrans Midstream Corp.
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 12/13/23 (b) (m)	120	117
Foresight Energy LLC
1st Lien Term Loan, 8.28%, (1M LIBOR + 5.75%), 03/16/22 (b)	279	273
TEX Operations Co. LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/04/23 (b)	209	201
Ultra Resources Inc.
1st Lien Term Loan, 6.47%, (3M LIBOR + 4.00%), 04/14/24 (b)	150	133
		1,229
Health Care 2.8%
Air Methods Corp.
Term Loan B, 5.89%, (3M LIBOR + 3.50%), 04/12/24 (b)	153	120
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (b)	236	212
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (b)	288	273

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

41

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Endo Luxembourg Finance Co. I SARL
Term Loan B, 6.63%, (3M LIBOR + 4.25%), 04/12/24 (b)	260	246
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (b)	452	420
PharMerica Corp.
1st Lien Term Loan, 5.96%, (3M LIBOR + 3.50%), 09/25/24 (b)	331	315
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (b)	400	379
Surgery Center Holdings Inc.
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 06/18/24 (b)	269	255
		2,220
Industrials 0.7%
Gardner Denver Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 07/30/24 (b)	248	239
Tempo Acquisition LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 04/20/24 (b)	292	279
		518
Information Technology 1.3%
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.60%, (1M LIBOR + 3.25%), 10/19/23 (b)	314	299
Radiate Holdco LLC
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/09/23 (b)	293	276
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (b)	133	126
SS&C Technologies Holdings Europe SARL
Term Loan B-4, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (b)	79	75
SS&C Technologies Inc.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (b)	209	197
		973
Materials 1.8%
Berry Global Inc.
Term Loan S, 4.14%, (3M LIBOR + 1.75%), 02/02/20 (b)	260	256
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (b)	368	345
Klockner-Pentaplast of America Inc.
Term Loan B-2, 6.77%, (3M LIBOR + 4.25%), 06/30/22 (b)	358	290
MacDermid Inc.
Term Loan B-7, 4.84%, (3M LIBOR + 2.50%), 06/07/20 (b)	269	267
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (b) (m)	225	213
		1,371
Real Estate 0.3%
MGM Growth Properies Operating Partnership LP
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 04/20/23 (b)	278	265
Utilities 1.1%
Calpine Corp.
Term Loan B-8, 4.10%, (3M LIBOR + 1.75%), 12/26/19 (b)	753	745
Vistra Operations Co. LLC
Term Loan B-2, 4.59%, (3M LIBOR + 2.25%), 12/14/23 (b)	146	140
		885
Total Senior Loan Interests (cost $15,837)		15,009
	Shares/Par[1]	Value ($)
GOVERNMENT AND AGENCY OBLIGATIONS 0.4%
Sovereign 0.4%
Mexico Government International Bond
3.75%, 01/11/28	363	341
Total Government And Agency Obligations (cost $349)		341
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. Escrow (d) (n) (o)	3,156	—
Quicksilver Resources Inc. Escrow (d) (n) (o)	844	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.2%
Energy 0.2%
Chaparral Energy Inc. (a) (d)	—	1
Chaparral Energy Inc. - Class A (d)	22	108
Denbury Resources Inc. (d)	10	16
Total Common Stocks (cost $695)		125
INVESTMENT COMPANIES 3.1%
Kayne Anderson MLP Investment Co. (c)	8	107
SPDR Barclays High Yield Bond ETF (c)	70	2,355
Total Investment Companies (cost $2,840)		2,462
SHORT TERM INVESTMENTS 5.6%
Investment Companies 5.6%
JNL Government Money Market Fund - Institutional Class, 2.31% (p) (q)	4,399	4,399
Total Short Term Investments (cost $4,399)		4,399
Total Investments 108.4% (cost $89,651)		84,942
Total Securities Sold Short (9.4)% (proceeds $7,735)		(7,397)
Other Derivative Instruments 0.1%		42
Other Assets and Liabilities, Net 0.9%		752
Total Net Assets 100.0%		78,339

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $27,558 and 35.2%, respectively.

(b)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)   All or a portion of the security is pledged or segregated as collateral.

(d)   Non-income producing security.

(e)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 0.6% of the Fund’s net assets.

(f)  Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(g)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(h)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(i)  Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(j)  Perpetual security. Next contractual call date presented, if applicable.

(k)   Convertible security.

(l)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

42

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Shares/Par[1]	Value ($)

(m)  This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(n)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(o)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(p)   Investment in affiliate.

(q)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

SECURITIES SOLD SHORT (9.4%)
CORPORATE BONDS AND NOTES (9.4%)
Consumer Discretionary (3.1%)
AutoZone Inc.
3.25%, 04/15/25	(1,050)	(998)
Harley-Davidson Inc.
3.50%, 07/28/25	(1,500)	(1,432)
		(2,430)
Energy (1.3%)
Southwestern Energy Co.
6.20%, 01/23/25 (a)	(1,124)	(1,015)
Industrials (1.5%)
AECOM
5.88%, 10/15/24	(1,200)	(1,190)
Information Technology (0.9%)
Intel Corp.
4.10%, 05/11/47	(700)	(692)
Materials (1.3%)
International Paper Co.
3.00%, 02/15/27	(1,100)	(1,006)
Real Estate (1.3%)
Simon Property Group LP
3.30%, 01/15/26	(1,100)	(1,064)
Total Corporate Bonds And Notes (proceeds $7,735)		(7,397)
Total Securities Sold Short (9.4%) (proceeds $7,735)		(7,397)

(a)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

JNL/T. Rowe Price Capital Appreciation Fund
COMMON STOCKS 66.1%
Communication Services 3.9%
Alphabet Inc. - Class A (a) (b)	15	15,597
Alphabet Inc. - Class C (a) (b)	67	69,742
Facebook Inc. - Class A (a) (b)	378	49,526
		134,865
Consumer Discretionary 6.8%
Amazon.com Inc. (a) (b)	65	97,015
Aptiv Plc	465	28,627
Booking Holdings Inc. (a) (b)	12	21,358
Lear Corp.	205	25,133
Magna International Inc.	562	25,528
McDonald's Corp. (b)	116	20,578
Yum! Brands Inc. (b)	224	20,608
		238,847
Consumer Staples 0.4%
Keurig Dr Pepper Inc.	486	12,460
Energy 1.1%
Concho Resources Inc. (a)	142	14,596
Enterprise Products Partners LP (b)	1,037	25,500
		40,096
Financials 7.8%
Intercontinental Exchange Inc. (b)	443	33,379
Marsh & McLennan Cos. Inc.	1,534	122,318
PNC Financial Services Group Inc. (b)	417	48,794
	Shares/Par[1]	Value ($)
S&P Global Inc.	395	67,043
		271,534
Health Care 14.7%
Abbott Laboratories (b)	552	39,953
Anthem Inc. (b)	152	39,961
Becton Dickinson & Co.	345	77,694
Danaher Corp.	1,010	104,129
PerkinElmer Inc.	1,428	112,171
Thermo Fisher Scientific Inc. (b)	353	79,033
UnitedHealth Group Inc. (b)	249	62,065
		515,006
Industrials 7.8%
Equifax Inc.	394	36,690
Fortive Corp.	924	62,503
General Electric Co.	7,328	55,475
Republic Services Inc.	356	25,696
Roper Industries Inc.	196	52,263
Waste Connections Inc.	559	41,500
		274,127
Information Technology 16.3%
Apple Inc. (b)	82	12,998
Fidelity National Information Services Inc.	843	86,475
Fiserv Inc. (a)	1,185	87,117
Intuit Inc. (b)	130	25,599
Mastercard Inc. - Class A (b)	60	11,361
Maxim Integrated Products Inc.	845	42,976
Microsoft Corp. (b)	1,064	108,101
TE Connectivity Ltd.	561	42,401
Texas Instruments Inc. (b)	793	74,890
Visa Inc. - Class A (b)	598	78,860
		570,778
Real Estate 1.2%
American Tower Corp. (b)	264	41,799
Utilities 6.1%
American Electric Power Co. Inc. (b)	576	43,027
DTE Energy Co.	199	21,915
Duke Energy Corp. (b)	217	18,700
Eversource Energy	286	18,607
NextEra Energy Inc. (b)	124	21,480
NiSource Inc.	1,991	50,473
Xcel Energy Inc.	796	39,239
		213,441
Total Common Stocks (cost $2,272,952)		2,312,953
TRUST PREFERREDS 0.1%
Utilities 0.1%
SCE Trust II, 5.10%, (callable at 25 beginning 02/11/19) (c) (d)	—	5
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (d)	8	192
SCE Trust IV, 5.37%, (callable at 25 beginning 09/15/25) (c) (d)	78	1,573
SCE Trust V, 5.45%, (callable at 25 beginning 03/15/26) (d)	25	522
SCE Trust VI, 5.00%, (callable at 25 beginning 06/26/22) (d)	50	909
Total Trust Preferreds (cost $4,074)		3,201
PREFERRED STOCKS 3.8%
Financials 1.6%
Charles Schwab Corp., 5.95%, (callable at 100 beginning 06/01/21) (c) (d)	4	100
Charles Schwab Corp. - Series C, 6.00%, (callable at 25 beginning 12/01/20) (c) (d)	75	1,904
JPMorgan Chase & Co., 5.75%, (callable at 25 beginning 12/01/23) (c) (d)	275	6,883
State Street Corp. - Series S, 6.00%, (callable at 25 beginning 12/15/19) (c) (d)	6	162
U.S. Bancorp - Series F, 6.50%, (callable at 25 beginning 01/15/22) (c) (d)	25	662
U.S. Bancorp, 5.50%, (callable at 25 beginning 10/15/23) (c) (d)	100	2,469
Wells Fargo & Co. - Series L, 7.50% (d) (e)	36	45,343
		57,523

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

43

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Health Care 1.0%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (e)	586	33,796
Industrials 0.2%
Fortive Corp. - Series A, 5.00%, 07/01/21 (e)	10	8,707
Utilities 1.0%
Alabama Power Co. - Series A, 5.00%, (callable at 100 begininng 10/01/22) (d)	55	1,306
CMS Energy Corp., 5.88%, 10/15/78 (a)	425	10,225
DTE Energy Co., 5.25%, (callable at 25 beginning 12/01/22)	205	4,561
Duke Energy Corp., 6.63%, 09/15/78 (c)	280	6,664
NextEra Energy Inc., 6.12%, 09/01/19 (e)	57	3,292
NiSource Inc., 6.50%, (callable at 25 beginning 03/15/24) (a) (c) (d)	300	7,512
		33,560
Total Preferred Stocks (cost $134,765)		133,586
INVESTMENT COMPANIES 0.0%
T. Rowe Price Institutional Floating Rate Fund (f)	121	1,159
Total Investment Companies (cost $1,239)		1,159
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.3%
Continental Airlines Inc. Pass-Through Trust
Series 2012-A-1, 4.15%, 04/11/24	15	15
Domino's Pizza Master Issuer LLC
Series 2018-A2I-1A, 4.12%, 10/25/25 (g)	3,428	3,386
Series 2017-A23-1A, 4.12%, 07/26/27 (g)	3,708	3,743
US Airways Pass-Through Trust
Series 2012-B-2, 6.75%, 06/03/21 (h) (i)	126	132
Series 2012-PTT-2A, 4.63%, 06/03/25	346	351
Series 2013-A-1, 3.95%, 11/15/25	211	209
Wendy's Funding LLC
Series 2018-A2I-1A, 3.57%, 03/15/48 (g)	2,327	2,216
Total Non-U.S. Government Agency Asset-Backed Securities (cost $10,097)		10,052
CORPORATE BONDS AND NOTES 18.3%
Communication Services 5.8%
CCO Holdings LLC
5.25%, 03/15/21	650	650
5.25%, 09/30/22 (c)	8,175	8,143
5.75%, 09/01/23 (c)	1,370	1,365
5.75%, 01/15/24	7,170	7,120
5.13%, 05/01/27 (g)	19,616	18,259
5.00%, 02/01/28 (g)	21,339	19,632
Charter Communications Operating LLC
3.58%, 07/23/20	2,525	2,523
Comcast Corp.
2.74%, (3M USD LIBOR + 0.33%), 10/01/20 (j)	2,960	2,942
3.30%, 10/01/20	6,020	6,045
2.85%, (3M USD LIBOR + 0.44%), 10/01/21 (j)	2,335	2,312
3.45%, 10/01/21	2,730	2,758
Netflix Inc.
5.88%, 02/15/25	6,425	6,494
4.38%, 11/15/26 (c)	16,610	15,169
4.88%, 04/15/28	30,597	27,921
5.88%, 11/15/28 (c) (g)	28,915	28,142
6.38%, 05/15/29 (g)	20,815	20,655
Sirius XM Radio Inc.
6.00%, 07/15/24 (g)	1,820	1,832
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (g)	9,985	10,049
Verizon Communications Inc.
3.13%, 03/16/22	3,500	3,473
3.79%, (3M USD LIBOR + 1.00%), 03/16/22 (j)	3,100	3,141
Zayo Group LLC
5.75%, 01/15/27 (g)	15,110	13,447
		202,072
Consumer Discretionary 2.5%
Amazon.com Inc.
2.60%, 12/05/19	3,865	3,859
ARAMARK Services Inc.
5.00%, 04/01/25 - 02/01/28 (g)	10,365	10,113
	Shares/Par[1]	Value ($)
AutoZone Inc.
1.63%, 04/21/19	2,295	2,283
2.50%, 04/15/21	2,740	2,683
Cedar Fair LP
5.38%, 06/01/24 - 04/15/27	7,767	7,450
Dollar Tree Inc.
3.15%, (3M USD LIBOR + 0.70%), 04/17/20 (j)	945	939
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	3,095	2,928
Home Depot Inc.
3.05%, (3M USD LIBOR + 0.31%), 03/01/22 (j)	2,235	2,231
3.25%, 03/01/22	1,860	1,879
KFC Holding Co.
5.00%, 06/01/24 (g)	4,035	3,897
5.25%, 06/01/26 (g)	5,150	4,980
4.75%, 06/01/27 (g)	12,850	11,963
Six Flags Entertainment Corp.
4.88%, 07/31/24 (g)	1,600	1,515
5.50%, 04/15/27 (g)	575	544
Yum! Brands Inc.
5.30%, 09/15/19	1,910	1,919
3.75%, 11/01/21	10,046	9,802
3.88%, 11/01/20 - 11/01/23	9,375	9,041
6.88%, 11/15/37	3,355	3,292
5.35%, 11/01/43	6,035	5,041
		86,359
Consumer Staples 1.1%
B&G Foods Inc.
4.63%, 06/01/21	825	808
Conagra Brands Inc.
3.22%, (3M USD LIBOR + 0.75%), 10/22/20 (j)	1,510	1,513
3.80%, 10/22/21	3,305	3,302
Kroger Co.
2.00%, 01/15/19	1,120	1,119
Nestle Holdings Inc.
3.10%, 09/24/21 (g)	16,155	16,227
Philip Morris International Inc.
2.00%, 02/21/20	2,650	2,617
3.07%, (3M USD LIBOR + 0.42%), 02/21/20 (j)	1,280	1,283
2.63%, 02/18/22	4,360	4,224
Spectrum Brands Inc.
6.63%, 11/15/22	4,290	4,377
6.13%, 12/15/24	1,350	1,296
Unilever Capital Corp.
3.00%, 03/07/22	1,930	1,915
		38,681
Energy 0.2%
Enterprise Products Operating LLC
3.50%, 02/01/22	2,960	2,966
EQT Corp.
8.13%, 06/01/19	180	183
NGL Energy Partners LP
5.13%, 07/15/19	720	717
NuStar Logistics LP
4.80%, 09/01/20	1,400	1,371
		5,237
Financials 2.2%
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21	1,031	1,013
3.82%, (3M USD LIBOR + 1.26%), 02/01/21 (j)	1,400	1,422
3.30%, 02/01/23	1,875	1,826
Bank of New York Mellon Corp.
4.63%, (callable at 100 beginning 09/20/26) (d)	7,025	6,279
4.95%, (callable at 100 beginning 06/20/20) (d)	3,075	2,994
Caterpillar Financial Services Corp.
2.25%, 12/01/19	1,935	1,925
Level 3 Financing Inc.
5.38%, 08/15/22	1,775	1,740
5.63%, 02/01/23	3,025	2,976
Marsh & McLennan Cos. Inc.
2.35%, 03/06/20	440	436
2.75%, 01/30/22	1,090	1,067
3.30%, 03/14/23	1,205	1,191

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

44

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
Moody's Corp.
4.25%, 02/01/29	6,360	6,486
PNC Financial Services Group Inc.
5.00%, (callable at 100 beginning 11/01/26) (d)	9,685	8,947
Reckitt Benckiser Treasury Services Plc
3.38%, (3M USD LIBOR + 0.56%), 06/24/22 (g) (j)	3,145	3,102
Shell International Finance BV
3.07%, (3M USD LIBOR + 0.45%), 05/11/20 (j)	465	467
Solera LLC
10.50%, 03/01/24 (g)	19,770	21,055
State Street Corp.
5.25%, (callable at 100 beginning 09/15/20) (d)	2,150	2,124
5.63%, (callable at 100 beginning 12/15/23) (c) (d)	7,700	7,315
Trinity Acquisition Plc
4.40%, 03/15/26	2,530	2,503
US Bancorp
5.30%, (callable at 100 beginning 04/15/27) (d)	2,995	2,807
		77,675
Health Care 1.6%
Becton Dickinson & Co.
2.68%, 12/15/19	854	846
3.77%, (3M USD LIBOR + 1.03%), 06/06/22 (j)	2,765	2,765
3.36%, 06/06/24	6,350	6,090
Elanco Animal Health Inc.
3.91%, 08/27/21 (g)	3,165	3,182
4.27%, 08/28/23 (g)	1,380	1,377
4.90%, 08/28/28 (g)	3,425	3,457
Fresenius Medical Care US Finance Inc.
5.75%, 02/15/21 (g)	380	393
HCA Inc.
4.25%, 10/15/19	2,985	2,982
6.50%, 02/15/20	16,671	17,088
Hologic Inc.
4.38%, 10/15/25 (g)	4,536	4,234
Medtronic Global Holdings SCA
1.70%, 03/28/19	3,900	3,891
Medtronic Inc.
2.50%, 03/15/20	4,710	4,686
Teleflex Inc.
4.88%, 06/01/26	3,585	3,424
4.63%, 11/15/27	2,755	2,564
		56,979
Industrials 0.6%
3M Co.
3.00%, 09/14/21 (c)	2,080	2,096
Fortive Corp.
1.80%, 06/15/19	13	13
Lennox International Inc.
3.00%, 11/15/23	340	322
Manitowoc Foodservice Inc.
9.50%, 02/15/24	2,067	2,215
Northrop Grumman Corp.
2.55%, 10/15/22	5,385	5,214
Roper Technologies Inc.
3.65%, 09/15/23	3,380	3,375
4.20%, 09/15/28	3,050	2,993
Sensata Technologies BV
5.63%, 11/01/24 (g)	670	662
5.00%, 10/01/25 (g)	2,400	2,263
Sensata Technologies Finance Co. Plc
6.25%, 02/15/26 (g)	1,600	1,615
Waste Connections Inc.
4.25%, 12/01/28	1,460	1,488
Xylem Inc.
4.88%, 10/01/21	125	129
3.25%, 11/01/26	250	239
		22,624
Information Technology 0.9%
Amphenol Corp.
2.20%, 04/01/20	2,765	2,734
3.20%, 04/01/24	500	479
	Shares/Par[1]	Value ($)
Apple Inc.
1.50%, 09/12/19	8,525	8,459
Fiserv Inc.
2.70%, 06/01/20	4,825	4,785
3.80%, 10/01/23 (k)	2,100	2,109
4.20%, 10/01/28 (k)	2,100	2,098
Refinitiv US Holdings Inc.
6.25%, 05/15/26 (g)	5,023	4,834
8.25%, 11/15/26 (g)	6,250	5,711
		31,209
Materials 0.7%
Ecolab Inc.
2.00%, 01/14/19	1,585	1,584
Reynolds Group Holdings Inc.
6.88%, 02/15/21	1,670	1,662
Reynolds Group Issuer Inc.
5.75%, 10/15/20	14,843	14,802
5.94%, (3M USD LIBOR + 3.50%), 07/15/21 (g) (j)	3,425	3,413
5.13%, 07/15/23 (g)	4,670	4,443
		25,904
Real Estate 1.0%
American Tower Corp.
3.30%, 02/15/21	4,075	4,054
Camden Property Trust
4.10%, 10/15/28	450	458
Crown Castle International Corp.
4.88%, 04/15/22	5,675	5,824
5.25%, 01/15/23	15,275	15,864
SBA Communications Corp.
4.88%, 07/15/22	9,862	9,718
		35,918
Utilities 1.7%
American Electric Power Co. Inc.
3.65%, 12/01/21	720	725
4.30%, 12/01/28	2,605	2,654
Berkshire Hathaway Energy Co.
2.40%, 02/01/20	1,255	1,250
Dominion Resources Inc.
2.96%, 07/01/19 (l)	170	170
DTE Energy Co.
3.70%, 08/01/23	1,685	1,674
3.80%, 03/15/27	8,275	8,086
Edison International
2.13%, 04/15/20	4,675	4,552
Eversource Energy
2.75%, 03/15/22	2,725	2,666
3.80%, 12/01/23	1,160	1,172
2.90%, 10/01/24	2,250	2,156
3.30%, 01/15/28	2,772	2,620
4.25%, 04/01/29	1,875	1,911
NiSource Inc.
5.65%, (callable at 100 begininng 06/15/23) (c) (d) (g)	4,655	4,259
3.49%, 05/15/27	8,385	8,044
4.38%, 05/15/47	4,580	4,247
NSTAR Electric Co.
3.20%, 05/15/27	3,215	3,138
Southern Co.
1.85%, 07/01/19	620	617
Virginia Electric & Power Co.
3.15%, 01/15/26	1,895	1,842
3.50%, 03/15/27	2,455	2,423
Wisconsin Public Service Corp.
3.35%, 11/21/21	1,850	1,862
Xcel Energy Inc.
4.00%, 06/15/28	2,620	2,647
		58,715
Total Corporate Bonds And Notes (cost $659,412)		641,373

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

45

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

	Shares/Par[1]	Value ($)
SENIOR LOAN INTERESTS 2.5%
Communication Services 0.2%
Zayo Group LLC
Term Loan, 0.00%, (3M LIBOR + 2.00%), 01/19/21 (j) (m)	2,200	2,138
Incremental Term Loan, 4.59%, (3M LIBOR + 2.25%), 01/19/24 (j)	3,050	2,914
		5,052
Consumer Discretionary 0.2%
Crown Subsea Communications Holding
Term Loan, 8.35%, (3M LIBOR + 6.00%), 11/02/25 (j)	805	772
Delta 2 (LUX) SARL
Term Loan, 5.02%, (3M LIBOR + 2.50%), 02/01/24 (j)	3,050	2,877
NVA Holdings Inc.
Term Loan B-3, 5.09%, (3M LIBOR + 2.75%), 01/31/25 (j)	2,475	2,327
		5,976
Energy 0.1%
BCP Raptor LLC
Term Loan B, 6.64%, (1M LIBOR + 4.25%), 06/07/24 (j)	4,639	4,320
Financials 0.8%
HUB International Ltd.
Term Loan B, 5.24%, (3M LIBOR + 2.75%), 04/25/25 (j)	29,443	27,741
Institutional Shareholder Services Inc.
1st Lien Term Loan, 6.14%, (3M LIBOR + 3.75%), 09/20/24 (h) (i) (j)	418	406
Delayed Draw Term Loan, 6.52%, (3M LIBOR + 3.75%), 10/04/24 (h) (i) (j)	38	37
Delayed Draw Term Loan, 8.00%, (3M PRIME + 2.75%), 10/04/24 (h) (i) (j)	—	—
Vantiv LLC
Term Loan A-5, 3.94%, (3M LIBOR + 1.50%), 01/16/23 (j)	1,367	1,340
		29,524
Health Care 0.2%
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (j)	7,855	7,432
Prestige Brands Inc.
Term Loan B-4, 4.34%, (3M LIBOR + 2.00%), 01/20/24 (j)	109	105
		7,537
Industrials 0.3%
Trans Union LLC
Term Loan A-2, 4.09%, (3M LIBOR + 1.75%), 08/09/22 (h) (i) (j)	6,363	6,117
Term Loan B-4, 4.34%, (3M LIBOR + 2.00%), 06/12/25 (j)	4,502	4,334
		10,451
Information Technology 0.7%
Cypress Intermediate Holdings III Inc.
1st Lien Term Loan, 5.35%, (1M LIBOR + 3.00%), 03/30/24 (j)	3,026	2,867
Kronos Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.00%), 11/01/23 (j) (m)	2,665	2,527
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 11/01/23 (j)	13	12
Term Loan B, 5.54%, (3M LIBOR + 3.00%), 11/01/23 (j)	5,167	4,900
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (j)	15,520	14,744
		25,050
Materials 0.0%
H.B. Fuller Co.
Term Loan, 4.47%, (3M LIBOR + 2.00%), 10/11/24 (j)	1,270	1,192
Total Senior Loan Interests (cost $93,605)		89,102
	Shares/Par[1]	Value ($)
GOVERNMENT AND AGENCY OBLIGATIONS 4.7%
Sovereign 2.4%
Kreditanstalt fur Wiederaufbau
2.88%, 04/03/28 (c)	84,125	84,525
U.S. Treasury Securities 2.3%
U.S. Treasury Note
2.25%, 11/15/27	82,375	79,595
Total Government And Agency Obligations (cost $161,735)		164,120
SHORT TERM INVESTMENTS 6.3%
Investment Companies 3.7%
JNL Government Money Market Fund - Institutional Class, 2.31% (f) (n)	5,165	5,165
T. Rowe Price Government Reserve Fund, 2.40% (f) (n)	124,990	124,990
		130,155
Securities Lending Collateral 2.6%
JNL Securities Lending Collateral Fund - Institutional Class, 2.46% (f) (n)	88,801	88,801
Total Short Term Investments (cost $218,956)		218,956
Total Investments 102.1% (cost $3,556,835)		3,574,502
Other Derivative Instruments (0.3)%		(10,779)
Other Assets and Liabilities, Net (1.8)%		(64,031)
Total Net Assets 100.0%		3,499,692

(a)  Non-income producing security.

(b)  All or a portion of the security is subject to a written call option.

(c)   All or portion of the security was on loan.

(d)   Perpetual security. Next contractual call date presented, if applicable.

(e)   Convertible security.

(f)  Investment in affiliate.

(g)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities was $234,600 and 6.7%, respectively.

(h)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(i)  Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(j)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(k)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(l)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(m)  This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(n)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47

46

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2018

Abbreviations:

ADR - American Depositary Receipt	KOSPI - Korea Composite Stock Price Index
ASX - Australian Stock Exchange	LIBOR - London Interbank Offer Rate
BUBOR - Budapest Interbank Offered Rate	LME - London Metal Exchange
CAC - Cotation Assistee en Continu	MBS - Mortgage-Backed Security
CDX.EM - Credit Default Swap Index - Emerging Markets	MCDX.NA - Municipal Credit Defualt Swap Index - North American
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	MEXIBOR - Mexico Interbank Offered Rate
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	MSCI - Morgan Stanley Capital International
CLO - Collateralized Loan Obligation	OAO - Russian Open Joint Stock Company
CMBX.NA - Commercial Mortgage-Backed Securities Index - North American	OAT - Obligations Assimilables du Tresor
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	PRIBOR - Prague Interbank Offered Rate
CVA - Commanditaire Vennootschap op Aandelen	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
EAFE - Europe, Australia and Far East	REMIC - Real Estate Mortgage Investment Conduit
ETF - Exchange Traded Fund	SAIBOR - Saudi Arabian Interbank Offered Rate
EURIBOR - Europe Interbank Offered Rate	SIBOR - Singapore Interbank Offered Rate
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	SPDR - Standard & Poor's Depositary Receipt
with a term of 4.5 to 5.5 years	SPI - Schedule Performance Index
Euro-Bund - debt instrument issued by the Federal Republic of Germany	SOFR - Secured Overnight Financing Rate
with a term of 8.5 to 10.5 years	S&P - Standard & Poor’s
Euro-OAT - debt instrument issued by the Republic of France	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
with a term of 8.5 to 10.5 years	TBD - To Be Determined
FTSE - Financial Times and the London Stock Exchange	UFJ - United Financial of Japan
HICP - Harmonised Index of Consumer Prices	ULSD - Ultra Low Sulfur Diesel
iTraxx - Group of international credit derivative indexes monitored	US - United States
by the International Index Company	WIBOR - Warsaw Interbank Offered Rate
JSE - Johannesburg Stock Exchange	WTI - West Texas Intermediate
KCBT - Kansas City Board of Trade
KLIBOR – Kuala Lumpur Interbank Offered Rate

Currency Abbreviations:

AED - United Arab Emirates Dirham	GBP - British Pound	NOK - Norwegian Krone	UGX - Ugandan Shilling
ARS - Argentine Peso	GHS - Ghanaian Cedi	NZD - New Zealand Dollar	USD - United States Dollar
AUD - Australian Dollar	HKD - Hong Kong Dollar	OMR - Omani Rial	UYU - Uruguayan Peso
BHD - Bahraini Dinar	HUF - Hungarian Forint	PEN - Peruvian Nuevo Sol	ZAR - South African Rand
BRL - Brazilian Real	IDR - Indonesian Rupiah	PLN - Polish Zloty
CAD - Canadian Dollar	ILS - Israeli New Shekel	QAR - Qatari Riyal
CHF - Swiss Franc	INR - Indian Rupee	RON - Romanian New Leu
CLP - Chilean Peso	ISK - Icelandic Krona	RSD - Serbian Dinar
CNH - Chinese Offshore Yuan	JPY - Japanese Yen	RUB - Russian Ruble
CNY - Chinese Yuan	KRW - Korean Won	SAR - Saudi Riyal
COP - Colombian Peso	KZT - Kazakh Tenge	SEK - Swedish Krona
CZK - Czech Republic Korunas	LKR - Sri Lanken Rupee	SGD - Singapore Dollar
DOP - Dominican Peso	MAD - Moroccan Dirham	THB - Thai Baht
EGP - Egyptian Pound	MXN - Mexican Peso	TRY - New Turkish Lira
EUR - European Currency Unit (Euro)	MYR - Malaysian Ringgit	TWD - Taiwan Dollar

Counterparty Abbreviations:

APS - Amherst Pierpont Securities LLC	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BBH - Brown Brothers Harriman & Co.	MSC - Morgan Stanley & Co., Incorporated
BBP - Barclays Bank Plc	RBC - Royal Bank of Canada
BCL - Barclays Capital Inc.	SCB - Standard Chartered Bank
BNP - BNP Paribas Securities	SGB - Societe Generale Bannon LLC
BOA - Banc of America Securities LLC/Bank of America NA	SSB - State Street Brokerage Services, Inc.
CCI - Citicorp Securities, Inc.	TBS - TD Securities Inc.
CGM - Citigroup Global Markets	UBS - UBS Securities LLC
CIT - Citibank, Inc.
CSI - Credit Suisse Securities, LLC
DUB - Deutsche Bank Alex Brown Inc.
GSC - Goldman Sachs & Co.
HSB - HSBC Securities Inc.
ICB - ICBC Financial Services LLC
JPM - JPMorgan Chase Bank N.A.

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures are quoted in unrounded contracts.

"-" Amount rounds to less than one thousand or 0.05%.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 47.

47

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each series within Jackson Variable Series Trust Sub-Advised Funds including JNL/BlackRock Global Long Short Credit Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine® Total Return Fund, JNL/PIMCO Investment Grade Corporate Bond Fund, JNL/PPM America Long Short Credit Fund and JNL/T. Rowe Price Capital Appreciation Fund (the “Funds”), including the summary schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended and the statement of cash flows with respect to JNL/PIMCO Investment Grade Corporate Bond Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR) and the schedules of investments as of December 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights and schedules of investments present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, JNL/PIMCO Investment Grade Corporate Bond Fund’s cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in Note 11, Subsequent Events, mergers of JNL/BlackRock Global Long Short Credit Fund into JNL/Crescent High Income Fund, a series of the JNL Series Trust, and JNL/PPM America Long Short Credit Fund into JNL/PPM America High Yield Bond Fund, a series of the JNL Series Trust, will be effective after the close of business on June 21, 2019 subject to approval by the acquired Funds’ shareholders.

Basis for Opinion

These financial statements, financial highlights and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedules of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and schedules of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights and schedules of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights and schedules of investments. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements, financial highlights and schedules of investments. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 25, 2019

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Variable Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 5, 2019

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 5, 2019

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.